UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-4108

                       OPPENHEIMER VARIABLE ACCOUNT FUNDS
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

             6803 SOUTH TUCSON WAY, CENTENNIAL, COLORADO 80112-3924
             ------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                              ROBERT G. ZACK, ESQ.
                             OPPENHEIMERFUNDS, INC.
            TWO WORLD FINANCIAL CENTER, NEW YORK, NEW YORK 10281-1008
            ---------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200
                                                           --------------

                      Date of fiscal year end: DECEMBER 31
                                               -----------

                   Date of reporting period: DECEMBER 31, 2006
                                             -----------------

ITEM 1. REPORTS TO STOCKHOLDERS.

OPPENHEIMER GLOBAL SECURITIES FUND/VA

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE. The Fund's Non-Service shares produced a total return of 17.69% in comparison to its benchmark, the Morgan Stanley Capital International, Inc. (MSCI) World Index, which produced a total return of 20.07% over the 12 months ended December 31, 2006. Our investment philosophy is based on the idea that earnings growth drives stock prices and that we are most likely to identify long-term earnings growth opportunities by examining trends that provide tailwinds for growth in the coming decade. We are very interested in attributes of industries and companies within those industries that are likely to be beneficiaries of these long-term trends. Ideally, we like to buy these businesses at a bargain price, that is, a price where we have the opportunity to double our investment in three to five years. This rarely happens except when there is a perception that something has gone wrong with a wonderful business. If we can identify that what has gone wrong is merely temporary, rather than permanent, we have the makings of a good investment.

      We had some notable successes with some of our larger holdings such as Infosys Technologies Ltd., Reckitt Benckiser plc and H&M Hennes & Mauritz AB, but also some significant underperformances from eBay, Inc., Advanced Micro Devices, Inc. and Boston Scientific Corp.

      There were a few other disappointments, including a significant market slowdown in the demand for implantable cardiac defibrillators and a slowdown in the rate of knee and hip replacements, which hurt a couple of our holdings. We remain confident that the long-term opportunities for all of the segments that faced setbacks in the past year remains excellent, and that our original theses will come to pass.

      Our investments in software companies, Intuit, Inc. and Adobe Systems, Inc., continue to pay off, as the companies continue to innovate with new products that delight not only their existing customer bases but achieve even broader appeal. Our investments in Industria de Diseno Textil SA, the owner of Zara stores and Tesco plc, the UK's leading grocery chain, have been worthwhile as they continued to grow rapidly worldwide, leveraging their scale and supply chain to achieve high economic returns. Our investments in television companies, Zee Entertainment Enterprises Ltd. in India, and Grupo Televisa SA in Mexico, contributed positively to the Fund's performance as they continue to retain high market shares in their respective markets and as the appeal of their programming grows worldwide.

      We are finding terrific opportunities across a variety of areas particularly in technology. It should be noted that our investment decision making process considers the next three to five years as the operative period rather than the next quarter or two. We continue to favor a number of our existing holdings such as Telefonaktiebolaget LM Ericsson and Juniper Networks, Inc., with additional investments, as the opportunity for communication network build-outs remains robust. Additionally, we are finding good opportunities to invest in the areas of analog and mixed signal semiconductors.

      Companies such as Maxim Integrated Products, Inc. and Linear Technology Corp. continue to see high margin profitable growth and are now available at a fraction of their valuations of only a few years ago. Leading companies in the Programmable Logic Devices arena such as Altera Corp. and Xilinx, Inc., we believe, also provide significant investment upside. We have also invested significantly in companies such as Carnival Corp. which run the Carnival Cruise Lines and the car manufacturer Bayerische Motoren Werke AG, which we feel have wonderful franchises and are available at bargain prices. Automatic Data Processing, Inc., the leading payroll processor in the world, is another investment we are very enthusiastic about, as its business opportunities expand as more companies look to outsource more of their non-core activities to high-quality, lower cost providers. As global growth continues to chug along nicely and interest rates remain relatively low, we remain optimistic about markets generally. As such, we expect to continue to see good opportunities for investment. We remain focused on our long-term investment philosophy and our mantra of looking for "good companies in good businesses at good prices."

      AS ALWAYS, WE URGE SHAREHOLDERS TO KEEP IN MIND THE ADDED VOLATILITY AND RISK--INCLUDING CURRENCY FLUCTUATIONS AND ECONOMIC AND POLITICAL
INSTABILITY--THAT INVESTING IN THE SECURITIES OF INTERNATIONAL MARKETS ENTAILS.


                    4 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2006. In the case of Non-Service shares, performance is measured over a ten-year period. In the case of Service shares, performance is measured from inception of the class on July 13, 2000. In the case of Class 3 shares, performance is measured from inception of the class on May 1, 2003. In the case of Class 4 shares, performance is measured from inception of the class on May 3, 2004. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

      The Fund's performance is compared to the performance of the Morgan Stanley Capital International World (MSCI) Index, an unmanaged index of equity securities listed on stock exchanges of 23 foreign countries and the U.S. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs show the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.


                    5 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

NON-SERVICE SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer Global Securities Fund/VA (Non-Service)

      Morgan Stanley Capital International World Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                Oppenheimer
                             Global Securities          Morgan Stanley Capital
                           Fund/VA (Non-Service)       International World Index
                           ---------------------       -------------------------
      12/31/1996                  $10,000                       $10,000
      03/31/1997                  $10,507                       $10,040
      06/30/1997                  $11,612                       $11,562
      09/30/1997                  $12,540                       $11,904
      12/31/1997                  $12,242                       $11,623
      03/31/1998                  $13,475                       $13,299
      06/30/1998                  $13,735                       $13,582
      09/30/1998                  $11,589                       $11,965
      12/31/1998                  $13,969                       $14,505
      03/31/1999                  $14,459                       $15,035
      06/30/1999                  $15,897                       $15,765
      09/30/1999                  $16,168                       $15,544
      12/31/1999                  $22,139                       $18,180
      03/31/2000                  $25,336                       $18,380
      06/30/2000                  $24,508                       $17,741
      09/30/2000                  $24,109                       $16,862
      12/31/2000                  $23,265                       $15,832
      03/31/2001                  $19,784                       $13,809
      06/30/2001                  $21,316                       $14,192
      09/30/2001                  $17,508                       $12,162
      12/31/2001                  $20,465                       $13,216
      03/31/2002                  $20,860                       $13,298
      06/30/2002                  $18,996                       $12,079
      09/30/2002                  $15,512                       $ 9,869
      12/31/2002                  $15,935                       $10,633
      03/31/2003                  $14,730                       $10,108
      06/30/2003                  $17,802                       $11,851
      09/30/2003                  $19,501                       $12,436
      12/31/2003                  $22,790                       $14,223
      03/31/2004                  $23,789                       $14,610
      06/30/2004                  $23,550                       $14,763
      09/30/2004                  $23,357                       $14,629
      12/31/2004                  $27,158                       $16,392
      03/31/2005                  $26,263                       $16,228
      06/30/2005                  $27,072                       $16,326
      09/30/2005                  $29,667                       $17,483
      12/31/2005                  $31,043                       $18,035
      03/31/2006                  $33,367                       $19,246
      06/30/2006                  $32,245                       $19,183
      09/30/2006                  $33,665                       $20,060
      12/31/2006                  $36,535                       $21,760

AVERAGE ANNUAL TOTAL RETURNS OF NON-SERVICE SHARES OF THE FUND AT 12/31/06

1-Year  17.69%   5-Year  12.29%   10-Year  13.83%

SERVICE SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer Global Securities Fund/VA (Service)

      Morgan Stanley Capital International World Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                Oppenheimer
                             Global Securities         Morgan Stanley Capital
                             Fund/VA (Service)        International World Index
                             -----------------        -------------------------
      07/13/2000                  $10,000                      $10,000
      09/30/2000                  $ 9,620                      $ 9,505
      12/31/2000                  $ 9,280                      $ 8,924
      03/31/2001                  $ 7,889                      $ 7,784
      06/30/2001                  $ 8,498                      $ 8,000
      09/30/2001                  $ 6,977                      $ 6,855
      12/31/2001                  $ 8,151                      $ 7,449
      03/31/2002                  $ 8,308                      $ 7,496
      06/30/2002                  $ 7,560                      $ 6,808
      09/30/2002                  $ 6,166                      $ 5,563
      12/31/2002                  $ 6,328                      $ 5,994
      03/31/2003                  $ 5,842                      $ 5,697
      06/30/2003                  $ 7,062                      $ 6,680
      09/30/2003                  $ 7,736                      $ 7,010
      12/31/2003                  $ 9,040                      $ 8,017
      03/31/2004                  $ 9,431                      $ 8,235
      06/30/2004                  $ 9,332                      $ 8,321
      09/30/2004                  $ 9,248                      $ 8,246
      12/31/2004                  $10,746                      $ 9,239
      03/31/2005                  $10,387                      $ 9,147
      06/30/2005                  $10,701                      $ 9,202
      09/30/2005                  $11,721                      $ 9,854
      12/31/2005                  $12,257                      $10,166
      03/31/2006                  $13,163                      $10,848
      06/30/2006                  $12,714                      $10,813
      09/30/2006                  $13,266                      $11,307
      12/31/2006                  $14,385                      $12,265

AVERAGE ANNUAL TOTAL RETURNS OF SERVICE SHARES OF THE FUND AT 12/31/06

1-Year  17.36%   5-Year  12.03%   Since Inception (7/13/00)  5.78%


                    6 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

CLASS 3 SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer Global Securities Fund/VA (Class 3)

      Morgan Stanley Capital International World Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                               Oppenheimer Global          Morgan Stanley
                               Securities Fund/VA       Capital International
                                   (Class 3)                 World Index
                               ------------------       ---------------------
      05/01/2003                    $10,000                    $10,000
      06/30/2003                    $11,225                    $10,763
      09/30/2003                    $12,291                    $11,295
      12/31/2003                    $14,353                    $12,918
      03/31/2004                    $14,979                    $13,269
      06/30/2004                    $14,835                    $13,408
      09/30/2004                    $14,714                    $13,287
      12/31/2004                    $17,108                    $14,888
      03/31/2005                    $16,547                    $14,739
      06/30/2005                    $17,054                    $14,828
      09/30/2005                    $18,693                    $15,878
      12/31/2005                    $19,561                    $16,380
      03/31/2006                    $21,030                    $17,480
      06/30/2006                    $20,320                    $17,423
      09/30/2006                    $21,210                    $18,219
      12/31/2006                    $23,032                    $19,763

AVERAGE ANNUAL TOTAL RETURNS OF CLASS 3 SHARES OF THE FUND AT 12/31/06

1-Year  17.69%   5-Year  N/A   Since Inception (5/1/03)  25.53%

CLASS 4 SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer Global Securities Fund/VA (Class 4)

      Morgan Stanley Capital International World Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                               Oppenheimer Global          Morgan Stanley
                               Securities Fund/VA       Capital International
                                   (Class 4)                 World Index
                               ------------------       ---------------------
      05/03/2004                    $10,000                    $10,000
      06/30/2004                    $10,115                    $10,310
      09/30/2004                    $10,024                    $10,216
      12/31/2004                    $11,647                    $11,448
      03/31/2005                    $11,259                    $11,333
      06/30/2005                    $11,596                    $11,402
      09/30/2005                    $12,702                    $12,209
      12/31/2005                    $13,283                    $12,595
      03/31/2006                    $14,269                    $13,441
      06/30/2006                    $13,782                    $13,397
      09/30/2006                    $14,380                    $14,009
      12/31/2006                    $15,588                    $15,196

AVERAGE ANNUAL TOTAL RETURNS OF CLASS 4 SHARES OF THE FUND AT 12/31/06

1-Year  17.40%   5-Year  N/A   Since Inception (5/3/04)  18.15%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, CALL US AT 1.800.981.2871. THE FUND'S TOTAL RETURNS SHOULD NOT BE EXPECTED TO BE THE SAME AS THE RETURNS OF OTHER FUNDS, WHETHER OR NOT BOTH FUNDS HAVE THE SAME PORTFOLIO MANAGERS AND/OR SIMILAR NAMES. THE FUND'S TOTAL RETURNS DO NOT INCLUDE THE CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT PRODUCTS THAT OFFER THIS FUND. SUCH PERFORMANCE WOULD HAVE BEEN LOWER IF SUCH CHARGES WERE TAKEN INTO ACCOUNT.


                    7 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

FUND EXPENSES
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include redemption fees, if any; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2006.

ACTUAL EXPENSES. The "actual" lines of the table provide information about actual account values and actual expenses. You may use the information on this line for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the "actual" line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The "hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included, your costs would have been higher.

--------------------------------------------------------------------------------
                                    BEGINNING     ENDING       EXPENSES
                                    ACCOUNT       ACCOUNT      PAID DURING
                                    VALUE         VALUE        6 MONTHS ENDED
                                    (7/1/06)      (12/31/06)   DECEMBER 31, 2006
--------------------------------------------------------------------------------
Non-Service shares Actual           $1,000.00     $1,133.10    $3.55
--------------------------------------------------------------------------------
Non-Service shares Hypothetical      1,000.00      1,021.88     3.37
--------------------------------------------------------------------------------
Service shares Actual                1,000.00      1,131.50     4.90
--------------------------------------------------------------------------------
Service shares Hypothetical          1,000.00      1,020.62     4.65
--------------------------------------------------------------------------------
Class 3 shares Actual                1,000.00      1,132.90     3.55
--------------------------------------------------------------------------------
Class 3 shares Hypothetical          1,000.00      1,021.88     3.37
--------------------------------------------------------------------------------
Class 4 shares Actual                1,000.00      1,131.50     4.95
--------------------------------------------------------------------------------
Class 4 shares Hypothetical          1,000.00      1,020.57     4.70

Hypothetical assumes 5% annual return before expenses.

Expenses are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding affiliated fund indirect expenses, based on the 6-month period ended December 31, 2006 are as follows:

CLASS                 EXPENSE RATIOS
------------------------------------
Non-Service shares         0.66%
------------------------------------
Service shares             0.91
------------------------------------
Class 3 shares             0.66
------------------------------------
Class 4 shares             0.92

The expense ratios reflect voluntary waivers or reimbursements of expenses by the Fund's Manager that can be terminated at any time, without advance notice. The "Financial Highlights" tables in the Fund's financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements.
--------------------------------------------------------------------------------


                    8 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

STATEMENT OF INVESTMENTS  December 31, 2006
--------------------------------------------------------------------------------

                                                                          VALUE
                                                     SHARES          SEE NOTE 1
--------------------------------------------------------------------------------
COMMON STOCKS--98.3%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--19.0%
--------------------------------------------------------------------------------
AUTOMOBILES--2.6%
Bayerische Motoren Werke AG                         621,667    $     35,657,209
--------------------------------------------------------------------------------
Porsche AG, Preference                               19,480          24,864,868
--------------------------------------------------------------------------------
Toyota Motor Corp.                                  575,000          37,716,857
                                                               -----------------
                                                                     98,238,934

--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--2.5%
Carnival Corp.                                      976,900          47,916,945
--------------------------------------------------------------------------------
International Game Technology                       524,500          24,231,900
--------------------------------------------------------------------------------
McDonald's Corp.                                    549,400          24,354,902
                                                               -----------------
                                                                     96,503,747

--------------------------------------------------------------------------------
HOUSEHOLD DURABLES--2.3%
Koninklijke (Royal) Philips
Electronics NV                                    1,178,000          44,426,718
--------------------------------------------------------------------------------
Sony Corp.                                        1,012,600          43,395,320
                                                               -----------------
                                                                     87,822,038

--------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL--0.1%
Home Retail Group                                   575,348           4,618,736
--------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS--0.2%
Sega Sammy Holdings, Inc.                           225,400           6,079,862
--------------------------------------------------------------------------------
MEDIA--4.9%
Getty Images, Inc. 1                                230,600           9,874,292
--------------------------------------------------------------------------------
Grupo Televisa SA, Sponsored GDR                  1,664,596          44,960,738
--------------------------------------------------------------------------------
Pearson plc                                       1,044,058          15,723,606
--------------------------------------------------------------------------------
Singapore Press Holdings Ltd.                     3,040,840           8,485,604
--------------------------------------------------------------------------------
Sirius Satellite Radio, Inc. 1                    7,107,110          25,159,169
--------------------------------------------------------------------------------
Walt Disney Co. (The)                               767,000          26,285,090
--------------------------------------------------------------------------------
WPP Group plc                                     1,366,790          18,478,815
--------------------------------------------------------------------------------
Zee Entertainment Enterprises Ltd.                4,170,300          36,242,546
                                                               -----------------
                                                                    185,209,860

--------------------------------------------------------------------------------
SPECIALTY RETAIL--3.7%
H&M Hennes & Mauritz AB,
B Shares                                          1,469,100          73,981,716
--------------------------------------------------------------------------------
Industria de Diseno Textil SA                       663,000          35,716,494
--------------------------------------------------------------------------------
Tiffany & Co.                                       762,700          29,928,348
                                                               -----------------
                                                                    139,626,558

--------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS--2.7%
Bulgari SpA                                       1,284,618          18,229,349
--------------------------------------------------------------------------------
Burberry Group plc                                1,299,628          16,334,275
--------------------------------------------------------------------------------
Coach, Inc. 1                                       498,900          21,432,744
--------------------------------------------------------------------------------
LVMH Moet Hennessey Louis
Vuitton                                             448,060          47,102,657
                                                               -----------------
                                                                    103,099,025

                                                                          VALUE
                                                     SHARES          SEE NOTE 1
--------------------------------------------------------------------------------
CONSUMER STAPLES--8.4%
--------------------------------------------------------------------------------
BEVERAGES--2.4%
Companhia de Bebidas das
Americas, ADR, Preference                           477,115    $     23,283,212
--------------------------------------------------------------------------------
Diageo plc                                        1,088,380          21,363,557
--------------------------------------------------------------------------------
Fomento Economico Mexicano
SA de CV, UBD                                     2,415,200          28,024,190
--------------------------------------------------------------------------------
Grupo Modelo SA de CV, Series C                   3,279,000          18,150,903
                                                               -----------------
                                                                     90,821,862

--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--2.0%
Seven & I Holdings Co. Ltd.                         298,053           9,266,805
--------------------------------------------------------------------------------
Tesco plc                                         3,919,983          31,046,407
--------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                               743,300          34,325,594
                                                               -----------------
                                                                     74,638,806

--------------------------------------------------------------------------------
FOOD PRODUCTS--1.0%
Cadbury Schweppes plc                             3,672,404          39,296,082
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS--2.6%
Colgate-Palmolive Co.                               347,300          22,657,852
--------------------------------------------------------------------------------
Hindustan Lever Ltd.                              3,934,500          19,236,914
--------------------------------------------------------------------------------
Reckitt Benckiser plc                             1,201,678          54,915,835
                                                               -----------------
                                                                     96,810,601

--------------------------------------------------------------------------------
PERSONAL PRODUCTS--0.4%
Avon Products, Inc.                                 504,300          16,662,072
--------------------------------------------------------------------------------
ENERGY--6.1%
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--3.0%
GlobalSantaFe Corp.                                 560,700          32,957,946
--------------------------------------------------------------------------------
Technip SA                                          597,970          41,046,056
--------------------------------------------------------------------------------
Transocean, Inc. 1                                  515,700          41,714,973
                                                               -----------------
                                                                    115,718,975

--------------------------------------------------------------------------------
OIL & GAS--3.1%
BP plc, ADR                                         437,669          29,367,590
--------------------------------------------------------------------------------
Chevron Corp.                                       354,244          26,047,561
--------------------------------------------------------------------------------
Husky Energy, Inc.                                  622,515          41,659,367
--------------------------------------------------------------------------------
Neste Oil Oyj                                       105,900           3,219,427
--------------------------------------------------------------------------------
Total SA                                            222,240          16,032,494
                                                               -----------------
                                                                    116,326,439

--------------------------------------------------------------------------------
FINANCIALS--14.7%
--------------------------------------------------------------------------------
CAPITAL MARKETS--3.6%
3i Group plc                                        488,871           9,662,939
--------------------------------------------------------------------------------
Credit Suisse Group                                 734,213          51,367,795
--------------------------------------------------------------------------------
Morgan Stanley                                      503,900          41,032,577
--------------------------------------------------------------------------------
Northern Trust Corp.                                597,300          36,250,137
                                                               -----------------
                                                                    138,313,448


                    9 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                          VALUE
                                                     SHARES          SEE NOTE 1
--------------------------------------------------------------------------------
COMMERCIAL BANKS--4.4%
HSBC Holdings plc                                 2,049,283    $     37,569,618
--------------------------------------------------------------------------------
ICICI Bank Ltd., Sponsored ADR                      236,450           9,869,423
--------------------------------------------------------------------------------
Resona Holdings, Inc.                                 5,213          14,236,587
--------------------------------------------------------------------------------
Royal Bank of Scotland Group plc
(The)                                             1,591,853          61,865,632
--------------------------------------------------------------------------------
Societe Generale, Cl. A                             200,478          33,919,336
--------------------------------------------------------------------------------
Sumitomo Mitsui Financial
Group, Inc.                                             753           7,681,937
                                                               -----------------
                                                                    165,142,533

--------------------------------------------------------------------------------
CONSUMER FINANCE--0.6%
Credit Saison Co. Ltd.                              687,700          23,557,892
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--1.1%
Investor AB, B Shares                               931,128          22,746,104
--------------------------------------------------------------------------------
JPMorgan Chase & Co.                                385,963          18,642,013
                                                               -----------------
                                                                     41,388,117

--------------------------------------------------------------------------------
INSURANCE--4.7%
ACE Ltd.                                            397,571          24,080,875
--------------------------------------------------------------------------------
Allianz SE                                          231,832          47,406,897
--------------------------------------------------------------------------------
Berkshire Hathaway, Inc., Cl. B 1                     6,110          22,399,260
--------------------------------------------------------------------------------
Everest Re Group Ltd.                               104,800          10,281,928
--------------------------------------------------------------------------------
Manulife Financial Corp.                            559,426          18,877,000
--------------------------------------------------------------------------------
Prudential plc                                    2,573,657          35,249,018
--------------------------------------------------------------------------------
XL Capital Ltd., Cl. A                              255,900          18,429,918
                                                               -----------------
                                                                    176,724,896

--------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT & DEVELOPMENT--0.3%
Realogy Corp. 1                                     354,600          10,751,472
--------------------------------------------------------------------------------
HEALTH CARE--10.2%
--------------------------------------------------------------------------------
BIOTECHNOLOGY--2.1%
Amgen, Inc. 1                                       256,000          17,487,360
--------------------------------------------------------------------------------
Genentech, Inc. 1                                   186,300          15,114,519
--------------------------------------------------------------------------------
Gilead Sciences, Inc. 1                             436,160          28,319,869
--------------------------------------------------------------------------------
NicOx SA 1                                          163,560           4,903,049
--------------------------------------------------------------------------------
Nuvelo, Inc. 1                                      191,700             766,800
--------------------------------------------------------------------------------
Regeneron Pharmaceuticals, Inc. 1                   176,802           3,548,416
--------------------------------------------------------------------------------
Theravance, Inc. 1                                  271,000           8,371,190
                                                               -----------------
                                                                     78,511,203

--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--2.1%
Biomet, Inc.                                        557,600          23,012,152
--------------------------------------------------------------------------------
Boston Scientific Corp. 1                         1,465,353          25,174,765
--------------------------------------------------------------------------------
Medtronic, Inc.                                     257,400          13,773,474
--------------------------------------------------------------------------------
Smith & Nephew plc                                1,874,897          19,566,505
                                                               -----------------
                                                                     81,526,896

                                                                          VALUE
                                                     SHARES          SEE NOTE 1
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--0.8%
Express Scripts, Inc. 1                             181,800    $     13,016,880
--------------------------------------------------------------------------------
Quest Diagnostics, Inc.                             294,300          15,597,900
                                                               -----------------
                                                                     28,614,780

--------------------------------------------------------------------------------
LIFE SCIENCES TOOLS & SERVICES--0.3%
Affymetrix, Inc. 1                                  322,800           7,443,768
--------------------------------------------------------------------------------
Nektar Therapeutics 1                               314,361           4,781,431
                                                               -----------------
                                                                     12,225,199

--------------------------------------------------------------------------------
PHARMACEUTICALS--4.9%
AtheroGenics, Inc. 1                                769,500           7,625,745
--------------------------------------------------------------------------------
Chugai Pharmaceutical Co. Ltd.                      647,500          13,357,527
--------------------------------------------------------------------------------
Johnson & Johnson                                   141,300           9,328,626
--------------------------------------------------------------------------------
Novartis AG                                         341,694          19,636,142
--------------------------------------------------------------------------------
Novo Nordisk AS, Cl. B                              139,600          11,627,567
--------------------------------------------------------------------------------
Roche Holdings AG                                   266,433          47,776,455
--------------------------------------------------------------------------------
Sanofi-Aventis SA                                   625,154          57,724,932
--------------------------------------------------------------------------------
Shionogi & Co. Ltd.                                 980,000          19,200,966
                                                               -----------------
                                                                    186,277,960

--------------------------------------------------------------------------------
INDUSTRIALS--9.4%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE--4.2%
Boeing Co.                                          286,600          25,461,544
--------------------------------------------------------------------------------
Empresa Brasileira de Aeronautica
SA, ADR                                             815,034          33,766,859
--------------------------------------------------------------------------------
European Aeronautic Defence &
Space Co.                                         1,219,910          42,029,768
--------------------------------------------------------------------------------
Lockheed Martin Corp.                               229,600          21,139,272
--------------------------------------------------------------------------------
Northrop Grumman Corp.                              248,200          16,803,140
--------------------------------------------------------------------------------
Raytheon Co.                                        414,100          21,864,480
                                                               -----------------
                                                                    161,065,063

--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--0.6%
Experian Group Ltd. 1                               646,239           7,585,618
--------------------------------------------------------------------------------
Secom Co. Ltd.                                      296,000          15,346,582
                                                               -----------------
                                                                     22,932,200

--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--1.0%
Emerson Electric Co.                                856,200          37,749,858
--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--2.9%
3M Co.                                              456,700          35,590,631
--------------------------------------------------------------------------------
Hutchison Whampoa Ltd.                            1,377,000          13,947,557
--------------------------------------------------------------------------------
Siemens AG                                          611,871          61,061,907
                                                               -----------------
                                                                    110,600,095

--------------------------------------------------------------------------------
MACHINERY--0.6%
Fanuc Ltd.                                          104,500          10,248,400
--------------------------------------------------------------------------------
Hyundai Heavy Industries Co. Ltd. 1                  89,299          12,059,907
                                                               -----------------
                                                                     22,308,307


                   10 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

                                                                          VALUE
                                                     SHARES          SEE NOTE 1
--------------------------------------------------------------------------------
ROAD & RAIL--0.1%
Avis Budget Group, Inc.                             132,760    $      2,879,564
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--25.7%
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--6.5%
Cisco Systems, Inc. 1                               621,100          16,974,663
--------------------------------------------------------------------------------
Corning, Inc. 1                                   1,742,100          32,594,691
--------------------------------------------------------------------------------
Juniper Networks, Inc. 1                          1,827,900          34,620,426
--------------------------------------------------------------------------------
QUALCOMM, Inc.                                       48,062           1,816,263
--------------------------------------------------------------------------------
Tandberg ASA                                      1,042,850          15,721,693
--------------------------------------------------------------------------------
Telefonaktiebolaget LM Ericsson,
B Shares                                         36,028,300         145,514,135
                                                               -----------------
                                                                    247,241,871

--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--0.2%
Benq Corp. 1                                     11,647,000           6,237,230
--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--2.9%
Hoya Corp.                                          621,300          24,224,461
--------------------------------------------------------------------------------
Keyence Corp.                                        82,640          20,478,582
--------------------------------------------------------------------------------
Kyocera Corp.                                       203,700          19,205,193
--------------------------------------------------------------------------------
Murata Manufacturing Co. Ltd.                       508,500          34,397,084
--------------------------------------------------------------------------------
Nidec Corp.                                         138,200          10,683,921
                                                               -----------------
                                                                    108,989,241

--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES--1.6%
eBay, Inc. 1                                      1,826,400          54,919,848
--------------------------------------------------------------------------------
Yahoo!, Inc. 1                                      250,100           6,387,554
                                                               -----------------
                                                                     61,307,402

--------------------------------------------------------------------------------
IT SERVICES--2.4%
Automatic Data Processing, Inc.                     882,800          43,477,900
--------------------------------------------------------------------------------
Infosys Technologies Ltd.                           965,326          48,708,688
                                                               -----------------
                                                                     92,186,588

--------------------------------------------------------------------------------
OFFICE ELECTRONICS--0.4%
Canon, Inc.                                         269,450          15,261,022
--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--5.8%
Advanced Micro Devices, Inc. 1                    2,030,700          41,324,745
--------------------------------------------------------------------------------
Altera Corp. 1                                    1,173,000          23,084,640
--------------------------------------------------------------------------------
Cree, Inc. 1                                        573,300           9,929,556
--------------------------------------------------------------------------------
International Rectifier Corp. 1                     355,100          13,682,003
--------------------------------------------------------------------------------
Linear Technology Corp.                             360,496          10,930,239
--------------------------------------------------------------------------------
Maxim Integrated Products, Inc.                     829,265          25,392,094
--------------------------------------------------------------------------------
MediaTek, Inc.                                    2,692,700          27,848,393
--------------------------------------------------------------------------------
Samsung Electronics Co.                              37,722          24,705,190
--------------------------------------------------------------------------------
Taiwan Semiconductor
Manufacturing Co. Ltd.                           11,269,837          23,345,527
--------------------------------------------------------------------------------
Xilinx, Inc.                                        783,700          18,659,897
                                                               -----------------
                                                                    218,902,284

                                                                          VALUE
                                                     SHARES          SEE NOTE 1
--------------------------------------------------------------------------------
SOFTWARE--5.9%
Adobe Systems, Inc. 1                             1,174,100    $     48,278,992
--------------------------------------------------------------------------------
Enix Corp.                                          542,500          14,222,932
--------------------------------------------------------------------------------
Intuit, Inc. 1                                      960,800          29,314,008
--------------------------------------------------------------------------------
Microsoft Corp.                                   2,292,300          68,448,078
--------------------------------------------------------------------------------
Nintendo Co. Ltd.                                    82,700          21,473,299
--------------------------------------------------------------------------------
SAP AG                                              777,964          41,427,058
                                                               -----------------
                                                                    223,164,367

--------------------------------------------------------------------------------
MATERIALS--0.4%
--------------------------------------------------------------------------------
CHEMICALS--0.4%
Arkema 1                                            129,175           6,638,219
--------------------------------------------------------------------------------
Syngenta AG 1                                        47,067           8,756,741
                                                               -----------------
                                                                     15,394,960

--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--3.8%
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES--3.8%
KDDI Corp.                                            5,409          36,679,661
--------------------------------------------------------------------------------
SK Telecom Co. Ltd., ADR                          1,315,660          34,838,677
--------------------------------------------------------------------------------
Vodafone Group plc                               26,488,172          73,066,906
                                                               -----------------
                                                                    144,585,244

--------------------------------------------------------------------------------
UTILITIES--0.6%
--------------------------------------------------------------------------------
ELECTRIC UTILITIES--0.6%
Fortum Oyj                                          811,900          23,106,810
                                                               -----------------
Total Common Stocks (Cost $2,500,178,581)                         3,728,420,099

--------------------------------------------------------------------------------
MONEY MARKET FUND--1.4%
--------------------------------------------------------------------------------
Oppenheimer Institutional Money
Market Fund, Cl. E, 5.25% 2,3
(Cost $51,475,095)                               51,475,095          51,475,095

--------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE
(COST $2,551,653,676)                                  99.7%      3,779,895,194
--------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                         0.3          11,110,616
                                                 -------------------------------
NET ASSETS                                            100.0%   $  3,791,005,810
                                                 ===============================


                   11 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income producing security.

2. Represents ownership of an affiliated fund, at or during the period ended December 31, 2006. Transactions during the period in which the issuer was an affiliate are as follows:

                              SHARES                                     SHARES
                        DECEMBER 31,         GROSS         GROSS   DECEMBER 31,
                                2005     ADDITIONS    REDUCTIONS           2006
--------------------------------------------------------------------------------
Oppenheimer
Institutional
Money Market
Fund, Cl. E, 5.25%*               --   168,041,033   116,565,938     51,475,095

                                                           VALUE       DIVIDEND
                                                      SEE NOTE 1         INCOME
--------------------------------------------------------------------------------
Oppenheimer Institutional
Money Market Fund, Cl. E, 5.25%*                     $51,475,095       $697,540

* The money market fund and the Fund are affiliated by having the same investment advisor.

3. Rate shown is the 7-day yield as of December 31, 2006.

--------------------------------------------------------------------------------
GEOGRAPHIC HOLDINGS (UNAUDITED)
--------------------------------------------------------------------------------

DISTRIBUTION OF INVESTMENTS REPRESENTING GEOGRAPHIC HOLDINGS, AS A PERCENTAGE OF TOTAL INVESTMENTS AT VALUE, IS AS FOLLOWS:

GEOGRAPHIC HOLDINGS                                     VALUE           PERCENT
--------------------------------------------------------------------------------
United States                                $  1,398,786,923              37.0%
United Kingdom                                    475,711,139              12.6
Japan                                             396,714,890              10.5
Sweden                                            242,241,955               6.4
Germany                                           210,417,939               5.6
France                                            207,366,743               5.5
Switzerland                                       127,537,133               3.4
India                                             114,057,571               3.0
Mexico                                             91,135,831               2.4
The Netherlands                                    86,456,486               2.3
Korea, Republic of South                           71,603,774               1.9
Canada                                             60,536,367               1.6
Taiwan                                             57,431,150               1.5
Brazil                                             57,050,071               1.5
Cayman Islands                                     42,510,793               1.1
Spain                                              35,716,494               0.9
Finland                                            26,326,237               0.7
Italy                                              18,229,349               0.5
Norway                                             15,721,693               0.4
Hong Kong                                          13,947,557               0.4
Denmark                                            11,627,567               0.3
Bermuda                                            10,281,928               0.3
Singapore                                           8,485,604               0.2
                                             -----------------------------------
Total                                        $  3,779,895,194             100.0%
                                             ===================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   12 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2006
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
ASSETS
----------------------------------------------------------------------------------------------------------
Investments, at value--see accompanying statement of investments:
Unaffiliated companies (cost $2,500,178,581)                                             $  3,728,420,099
Affiliated companies (cost $51,475,095)                                                        51,475,095
                                                                                         -----------------
                                                                                            3,779,895,194
----------------------------------------------------------------------------------------------------------
Cash                                                                                              204,533
----------------------------------------------------------------------------------------------------------
Cash--foreign currencies (cost $3,643,638)                                                      3,666,674
----------------------------------------------------------------------------------------------------------
Receivables and other assets:
Dividends                                                                                       4,466,852
Shares of beneficial interest sold                                                              3,403,979
Investments sold                                                                                2,727,249
Other                                                                                              73,318
                                                                                         -----------------
Total assets                                                                                3,794,437,799

----------------------------------------------------------------------------------------------------------
LIABILITIES
----------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Shares of beneficial interest redeemed                                                          2,382,161
Distribution and service plan fees                                                                641,599
Shareholder communications                                                                        185,126
Trustees' compensation                                                                             56,788
Transfer and shareholder servicing agent fees                                                       3,491
Foreign capital gains tax                                                                           1,587
Other                                                                                             161,237
                                                                                         -----------------
Total liabilities                                                                               3,431,989

----------------------------------------------------------------------------------------------------------
NET ASSETS                                                                               $  3,791,005,810
                                                                                         =================

----------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
----------------------------------------------------------------------------------------------------------
Par value of shares of beneficial interest                                               $        103,228
----------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                  2,351,698,141
----------------------------------------------------------------------------------------------------------
Accumulated net investment income                                                              32,036,968
----------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and foreign currency transactions                178,859,631
----------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of assets and
liabilities denominated in foreign currencies                                               1,228,307,842
                                                                                         -----------------
NET ASSETS                                                                               $  3,791,005,810
                                                                                         =================

----------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
----------------------------------------------------------------------------------------------------------
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on
net assets of $2,297,314,868 and 62,443,172 shares of beneficial interest outstanding)   $          36.79
----------------------------------------------------------------------------------------------------------
Service Shares:
Net asset value, redemption price per share and offering price per share (based on
net assets of $983,558,174 and 26,952,283 shares of beneficial interest outstanding)     $          36.49
----------------------------------------------------------------------------------------------------------
Class 3 Shares:
Net asset value, redemption price per share and offering price per share (based on
net assets of $395,900,494 and 10,702,597 shares of beneficial interest outstanding)     $          36.99
----------------------------------------------------------------------------------------------------------
Class 4 Shares:
Net asset value, redemption price per share and offering price per share (based on
net assets of $114,232,274 and 3,130,369 shares of beneficial interest outstanding)      $          36.49

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   13 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2006
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
----------------------------------------------------------------------------------------------------------
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $2,070,758)                  $     61,975,453
Affiliated companies                                                                              697,540
----------------------------------------------------------------------------------------------------------
Interest                                                                                        1,885,026
----------------------------------------------------------------------------------------------------------
Portfolio lending fees                                                                            763,336
                                                                                         -----------------
Total investment income                                                                        65,321,355

----------------------------------------------------------------------------------------------------------
EXPENSES
----------------------------------------------------------------------------------------------------------
Management fees                                                                                21,291,245
----------------------------------------------------------------------------------------------------------
Distribution and service plan fees:
Service shares                                                                                  1,874,012
Class 4 shares                                                                                    252,314
----------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Non-Service shares                                                                                 10,469
Service shares                                                                                     10,144
Class 3 shares                                                                                     10,070
Class 4 shares                                                                                     10,011
----------------------------------------------------------------------------------------------------------
Shareholder communications:
Non-Service shares                                                                                250,292
Service shares                                                                                     87,743
Class 3 shares                                                                                     42,285
Class 4 shares                                                                                     11,578
----------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                       474,040
----------------------------------------------------------------------------------------------------------
Trustees' compensation                                                                             52,190
----------------------------------------------------------------------------------------------------------
Administration service fees                                                                         1,500
----------------------------------------------------------------------------------------------------------
Other                                                                                             123,821
                                                                                         -----------------
Total expenses                                                                                 24,501,714
Less reduction to custodian expenses                                                              (11,073)
Less waivers and reimbursements of expenses                                                       (13,271)
                                                                                         -----------------
Net expenses                                                                                   24,477,370

----------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                          40,843,985

----------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
----------------------------------------------------------------------------------------------------------
Net realized gain on:
Investments (net of foreign capital gains tax of $172,786)                                    192,086,312
Foreign currency transactions                                                                  10,653,722
                                                                                         -----------------
Net realized gain                                                                             202,740,034
----------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation on:
Investments (net of foreign capital gains tax of $2,946)                                      225,687,523
Translation of assets and liabilities denominated in foreign currencies                        90,754,137
                                                                                         -----------------
Net change in unrealized appreciation                                                         316,441,660

----------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                     $    560,025,679
                                                                                         =================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   14 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31,                                                                  2006               2005
-----------------------------------------------------------------------------------------------------------------
OPERATIONS
-----------------------------------------------------------------------------------------------------------------
Net investment income                                                         $    40,843,985    $    29,782,881
-----------------------------------------------------------------------------------------------------------------
Net realized gain                                                                 202,740,034        337,263,306
-----------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                             316,441,660        (12,913,782)
                                                                              -----------------------------------
Net increase in net assets resulting from operations                              560,025,679        354,132,405

-----------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------------------------
Dividends from net investment income:
Non-Service shares                                                                (22,390,271)       (25,791,077)
Service shares                                                                     (5,586,912)        (3,177,917)
Class 3 shares                                                                     (3,732,415)        (2,857,511)
Class 4 shares                                                                       (875,877)          (420,976)
                                                                              -----------------------------------
                                                                                  (32,585,475)       (32,247,481)
-----------------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Non-Service shares                                                               (116,956,054)                --
Service shares                                                                    (34,605,939)                --
Class 3 shares                                                                    (19,539,725)                --
Class 4 shares                                                                     (5,424,732)                --
                                                                              -----------------------------------
                                                                                 (176,526,450)                --

-----------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
-----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares                                                                (44,482,210)      (607,707,602)
Service shares                                                                    340,074,365        152,495,021
Class 3 shares                                                                     12,707,608         40,656,196
Class 4 shares                                                                     13,427,523         43,339,023
                                                                              -----------------------------------
                                                                                  321,727,286       (371,217,362)

-----------------------------------------------------------------------------------------------------------------
NET ASSETS
-----------------------------------------------------------------------------------------------------------------
Total increase (decrease)                                                         672,641,040        (49,332,438)
-----------------------------------------------------------------------------------------------------------------
Beginning of period                                                             3,118,364,770      3,167,697,208
                                                                              -----------------------------------
End of period (including accumulated net investment income of
$32,036,968 and $20,023,318, respectively)                                    $ 3,791,005,810    $ 3,118,364,770
                                                                              ===================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   15 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

NON-SERVICE SHARES  YEAR ENDED DECEMBER 31,              2006                2005            2004            2003            2002
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $     33.38         $     29.51     $     25.08     $     17.70     $     22.84
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                     .43 1               .32 1           .26 1           .19             .16
Net realized and unrealized gain (loss)                  5.20                3.85            4.49            7.34           (5.19)
                                                  ----------------------------------------------------------------------------------
Total from investment operations                         5.63                4.17            4.75            7.53           (5.03)
------------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                     (.36)               (.30)           (.32)           (.15)           (.11)
Distributions from net realized gain                    (1.86)                 --              --              --              --
                                                  ----------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                         (2.22)               (.30)           (.32)           (.15)           (.11)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $     36.79         $     33.38     $     29.51     $     25.08     $     17.70
                                                  ==================================================================================

------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                      17.69%              14.31%          19.16%          43.02%         (22.13)%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $ 2,297,315         $ 2,124,413     $ 2,518,867     $ 2,280,752     $ 1,549,993
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $ 2,189,511         $ 2,123,523     $ 2,451,188     $ 1,751,226     $ 1,776,289
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                    1.27%               1.08%           1.01%           0.99%           0.80%
Total expenses                                           0.66% 4,5,6         0.67% 4         0.66% 4         0.67% 4         0.67% 4
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    21%                 35%             30%             34%             34%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

5. Expenses including indirect expenses from affiliated fund were as follows:

     Year Ended December 31, 2006      0.66%

6. Voluntary waiver of affiliated funds management fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   16 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

SERVICE SHARES  YEAR ENDED DECEMBER 31,                  2006                2005            2004            2003            2002
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $     33.16         $     29.33     $     24.96     $     17.61     $     22.78
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                     .33 1               .24 1           .20 1           .12             .12
Net realized and unrealized gain (loss)                  5.16                3.84            4.46            7.36           (5.19)
                                                  ----------------------------------------------------------------------------------
Total from investment operations                         5.49                4.08            4.66            7.48           (5.07)
------------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                     (.30)               (.25)           (.29)           (.13)           (.10)
Distributions from net realized gain                    (1.86)                 --              --              --              --
                                                  ----------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                         (2.16)               (.25)           (.29)           (.13)           (.10)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $     36.49         $     33.16     $     29.33     $     24.96     $     17.61
                                                  ==================================================================================

------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                      17.36%              14.06%          18.88%          42.86%         (22.37)%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $   983,558         $   557,284     $   346,403     $   168,739     $    52,830
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $   750,499         $   413,849     $   247,490     $    91,800     $    34,847
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                    0.98%               0.79%           0.77%           0.68%           0.51%
Total expenses                                           0.91% 4,5,6         0.92% 4         0.91% 4         0.93% 4         0.90% 4
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    21%                 35%             30%             34%             34%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

5. Expenses including indirect expenses from affiliated fund were as follows:

     Year Ended December 31, 2006       0.91%

6. Voluntary waiver of affiliated funds management fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   17 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS 3 SHARES  YEAR ENDED DECEMBER 31,                          2006                2005            2004          2003 1
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $     33.55         $     29.65     $     25.19     $     17.55
----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                             .43 2               .32 2           .26 2           .07
Net realized and unrealized gain                                 5.23                3.88            4.52            7.57
                                                          ------------------------------------------------------------------
Total from investment operations                                 5.66                4.20            4.78            7.64
----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                             (.36)               (.30)           (.32)             --
Distributions from net realized gain                            (1.86)                 --              --              --
                                                          ------------------------------------------------------------------
Total dividends and/or distributions to shareholders            (2.22)               (.30)           (.32)             --
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $     36.99         $     33.55     $     29.65     $     25.19
                                                          ==================================================================

----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                              17.69%              14.34%          19.19%          43.53%
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                  $   395,901         $   346,064     $   265,044     $   147,576
----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                         $   369,406         $   296,252     $   199,388     $    80,579
----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                            1.26%               1.06%           1.00%           0.73%
Total expenses                                                   0.66% 5,6,7         0.67% 5         0.66% 5         0.68% 5
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                            21%                 35%             30%             34%

1. For the period from May 1, 2003 (inception of offering) to December 31, 2003.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods of less than one full year.

5. Reduction to custodian expenses less than 0.01%.

6. Expenses including indirect expenses from affiliated fund were as follows:

    Year Ended December 31, 2006     0.66%

7. Voluntary waiver of affiliated funds management fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   18 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

CLASS 4 SHARES  YEAR ENDED DECEMBER 31,                                     2006                2005          2004 1
-----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $     33.15         $     29.35     $     25.21
-----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income 2                                                      .34                 .24             .09
Net realized and unrealized gain                                            5.16                3.84            4.05
                                                                     --------------------------------------------------
Total from investment operations                                            5.50                4.08            4.14
-----------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                        (.30)               (.28)             --
Distributions from net realized gain                                       (1.86)                 --              --
                                                                     --------------------------------------------------
Total dividends and/or distributions to shareholders                       (2.16)               (.28)             --
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $     36.49         $     33.15     $     29.35
                                                                     ==================================================

-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                                         17.40%              14.05%          16.42%
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                             $   114,232         $    90,604     $    37,384
-----------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                                    $   100,973         $    61,380     $    19,774
-----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                                       1.00%               0.79%           0.53%
Total expenses                                                              0.91% 5,6,7         0.93% 5         0.94% 5
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                       21%                 35%             30%

1. For the period from May 3, 2004 (inception of offering) to December 31, 2004.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods of less than one full year.

5. Reduction to custodian expenses less than 0.01%.

6. Expenses including indirect expenses from affiliated fund were as follows:

     Year Ended December 31, 2006     0.91%

7. Voluntary waiver of affiliated funds management fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   19 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Global Securities Fund/VA (the Fund) is a separate series of Oppenheimer Variable Account Funds, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term capital appreciation by investing a substantial portion of its assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations that are considered to have appreciation possibilities. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

      The Fund offers Non-Service, Service, Class 3 and Class 4 shares. All classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. The classes of shares designated as Service shares and Class 4 shares are subject to a distribution and service plan. The Fund assesses a 1% fee on the proceeds of Class 3 and Class 4 shares that are redeemed (either by selling or exchanging to another Oppenheimer fund or other investment option offered through your variable life insurance or variable annuity contract) within 60 days of their purchase. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities listed or traded on National Stock Exchanges or other domestic exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ(R) are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued. Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Investments in open-end registered investment companies (including affiliated funds) are valued at that fund's net asset value. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the "Exchange"),


                   20 | OPPENHEIMER GLOBAL SECURITIES FUND/VA normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Trustees.

      Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
AFFILIATED FUNDS. The Fund is permitted to invest daily available cash balances in affiliated money market funds. Each day, the Fund invests the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") which seeks current income and stability of principal. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment advisor of IMMF. The Fund's investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                                NET UNREALIZED
                                                                  APPRECIATION
                                                              BASED ON COST OF
   UNDISTRIBUTED    UNDISTRIBUTED        ACCUMULATED      SECURITIES AND OTHER
   NET INVESTMENT       LONG-TERM               LOSS   INVESTMENTS FOR FEDERAL
   INCOME                    GAIN   CARRYFORWARD 1,2        INCOMETAX PURPOSES
   ---------------------------------------------------------------------------
   $64,626,002       $174,754,860                $--            $1,199,880,214

1. During the fiscal year ended December 31, 2006, the Fund did not utilize any capital loss carryforward.

2. During the fiscal year ended December 31, 2005, the Fund utilized $130,358,556 of capital loss carryforward to offset capital gains realized in that fiscal year.


                   21 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for December 31, 2006. Net assets of the Fund were unaffected by the reclassifications.

                                                              REDUCTION TO
                                    INCREASE TO            ACCUMULATED NET
     INCREASE TO                ACCUMULATED NET              REALIZED GAIN
     PAID-IN CAPITAL          INVESTMENT INCOME           ON INVESTMENTS 3
     ---------------------------------------------------------------------
     $15,875,325                     $3,755,140                $19,630,465

3. $15,766,438, including $14,544,502 of long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the years ended December 31, 2006 and December 31, 2005 was as follows:

                                       YEAR ENDED          YEAR ENDED
                                DECEMBER 31, 2006   DECEMBER 31, 2005
     ----------------------------------------------------------------
     Distributions paid from:
     Ordinary income                $  32,585,475        $ 32,247,481
     Long-term capital gain           176,526,450                  --
                                    ---------------------------------
     Total                          $ 209,111,925        $ 32,247,481
                                    =================================

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2006 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

     Federal tax cost of securities           $ 2,580,081,304
     Federal tax cost of other investments          3,639,525
                                              ----------------
     Total federal tax cost                   $ 2,583,720,829
                                              ================

     Gross unrealized appreciation            $ 1,246,837,794
     Gross unrealized depreciation                (46,957,580)
                                              ----------------
     Net unrealized appreciation              $ 1,199,880,214
                                              ================

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.


                   22 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                              YEAR ENDED DECEMBER 31, 2006    YEAR ENDED DECEMBER 31, 2005
                                                  SHARES            AMOUNT         SHARES           AMOUNT
-----------------------------------------------------------------------------------------------------------
NON-SERVICE SHARES
Sold                                            6,575,899    $ 223,540,908      8,706,521    $ 257,431,509
Dividends and/or distributions reinvested       4,267,881      139,346,325        895,835       25,791,077
Redeemed                                      (12,034,584)    (407,369,443)   (31,323,712)    (890,930,188)
                                              -------------------------------------------------------------
Net decrease                                   (1,190,804)   $ (44,482,210)   (21,721,356)   $(607,707,602)
                                              =============================================================

-----------------------------------------------------------------------------------------------------------
SERVICE SHARES
Sold                                           11,801,332    $ 396,822,488      6,930,473    $ 208,836,898
Dividends and/or distributions reinvested       1,238,609       40,192,851        110,922        3,177,917
Redeemed                                       (2,895,139)     (96,940,974)    (2,043,354)     (59,519,794)
                                              -------------------------------------------------------------
Net increase                                   10,144,802    $ 340,074,365      4,998,041    $ 152,495,021
                                              =============================================================


                   23 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST Continued

                                              YEAR ENDED DECEMBER 31, 2006    YEAR ENDED DECEMBER 31, 2005
                                                   SHARES           AMOUNT         SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------------
CLASS 3 SHARES
Sold                                            1,146,143    $  39,045,508      2,056,580    $  61,404,566
Dividends and/or distributions reinvested         708,868       23,272,140         98,739        2,857,511
Redeemed                                       (1,466,336)     (49,610,040)      (779,132)     (23,605,881) 1
                                              ---------------------------------------------------------------
Net increase                                      388,675    $  12,707,608      1,376,187    $  40,656,196
                                              ===============================================================

-------------------------------------------------------------------------------------------------------------
CLASS 4 SHARES
Sold                                              850,052    $  28,652,172      1,634,734    $  48,519,848
Dividends and/or distributions reinvested         194,164        6,300,609         14,694          420,976
Redeemed                                         (646,862)     (21,525,258)      (189,923)      (5,601,801) 1
                                              ---------------------------------------------------------------
Net increase                                      397,354    $  13,427,523      1,459,505    $  43,339,023
                                              ===============================================================

1. Net of redemption fees of $29,707 and $6,752 for Class 3 and Class 4 shares, respectively.

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and money market funds, for the year ended December 31, 2006, were as follows:

                                           PURCHASES                 SALES
      --------------------------------------------------------------------
      Investment securities             $872,965,569          $721,557,820

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of average net assets as shown in the following table:

      FEE SCHEDULE
      -------------------------------------------
      Up to $200 million                    0.75%
      Next $200 million                     0.72
      Next $200 million                     0.69
      Next $200 million                     0.66
      Over $800 million                     0.60

--------------------------------------------------------------------------------
ADMINISTRATION SERVICE FEES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended December 31, 2006, the Fund paid $40,813 to OFS for services to the Fund.

      Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $10,000 per class, for class level assets of $10 million or more. Each class is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FOR SERVICE AND CLASS 4 SHARES. The Fund has adopted a Distribution and Service Plan for Service share class and Class 4 shares to pay OppenheimerFunds Distributor, Inc. (the Distributor), for distribution related services and personal service and account maintenance for the Fund's Service class and Class 4 shares. Under the plan, payments are made periodically at an annual rate of up to 0.25% of the average annual net assets of Service share class and Class 4 shares of the Fund. The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their


                   24 | OPPENHEIMER GLOBAL SECURITIES FUND/VA variable contract owners that hold Service class and Class 4 shares. The impact of the service plan is to increase operating expenses of the Service class and Class 4 shares, which results in lower performance compared to the Fund's shares that are not subject to a service fee. Fees incurred by the Fund under the plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.

      The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF. During the year ended December 31, 2006, the Manager waived $13,271 for IMMF management fees.

--------------------------------------------------------------------------------
5. FOREIGN CURRENCY CONTRACTS

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

      The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.

      The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Contracts closed or settled with the same broker are recorded as net realized gains or losses. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

      As of December 31, 2006, the Fund had no outstanding foreign currency contracts.

--------------------------------------------------------------------------------
6. SECURITIES LENDING

The Fund lends portfolio securities from time to time in order to earn additional income. In return, the Fund receives collateral in the form of securities, letters of credit or cash, against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business each day. If the Fund is undercollateralized at the close of business due to an increase in market value of securities on loan, additional collateral is requested from the borrowing counterparty and is delivered to the Fund on the next business day. Cash collateral may be invested in approved investments and the Fund bears the risk of any loss in value of these investments. The Fund retains a portion of the interest earned from the collateral. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower.

      As of December 31, 2006, the Fund had no securities on loan.

--------------------------------------------------------------------------------
7. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB Statement No. 109, ACCOUNTING FOR INCOME TAXES. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether it is


                   25 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
7. RECENT ACCOUNTING PRONOUNCEMENTS Continued

"more-likely-than-not" that tax positions taken in the Fund's tax return will be ultimately sustained. A tax liability and expense must be recorded in respect of any tax position that, in Management's judgment, will not be fully realized. FIN 48 is effective for fiscal years beginning after December 15, 2006. As of December 31, 2006, the Manager has evaluated the implications of FIN 48 and does not currently anticipate a material impact to the Fund's financial statements. The Manager will continue to monitor the Fund's tax positions prospectively for potential future impacts.

      In September 2006, the FASB issued Statement of Financial Accounting Standards ("SFAS") No. 157, FAIR VALUE MEASUREMENTS. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of December 31, 2006, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

--------------------------------------------------------------------------------
8. LITIGATION

A consolidated amended complaint was filed as a putative class action against the Manager and the Transfer Agent and other defendants (including 51 of the Oppenheimer funds excluding the Fund) in the U.S. District Court for the Southern District of New York on January 10, 2005 and was amended on March 4, 2005. The complaint alleged, among other things, that the Manager charged excessive fees for distribution and other costs, and that by permitting and/or participating in those actions, the Directors/Trustees and the Officers of the funds breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law. The plaintiffs sought unspecified damages, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      In response to the defendants' motions to dismiss the suit, seven of the eight counts in the complaint, including the claims against certain of the Oppenheimer funds, as nominal defendants, and against certain present and former Directors, Trustees and Officers of the funds, and the Distributor, as defendants, were dismissed with prejudice, by court order dated March 10, 2006, and the remaining count against the Manager and the Transfer Agent was dismissed with prejudice by court order dated April 5, 2006. The plaintiffs filed an appeal of those dismissals on May 11, 2006.

      The Manager believes that the allegations contained in the complaint are without merit and that there are substantial grounds to sustain the district court's rulings. The Manager also believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to it, the funds, the Directors/Trustees or the Officers on the appeal of the decisions of the district court, and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.


                   26 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
OPPENHEIMER GLOBAL SECURITIES FUND/VA:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Global Securities Fund/VA (the "Fund"), a series of Oppenheimer Variable Account Funds, including the statement of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP

Denver, Colorado
February 16, 2007


                   27 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2007, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2006. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      Capital gain distributions of $1.8588 per share were paid to Non-Service, Service, Class 3 and Class 4 shareholders, respectively, on March 13, 2006. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

      Dividends, if any, paid by the Fund during the fiscal year ended December 31, 2006 which are not designated as capital gain distributions should be multiplied by 17.92% to arrive at the amount eligible for the corporate dividend-received deduction.

      The Fund has elected the application of Section 853 of the Internal Revenue Code to permit shareholders to take a federal income tax credit or deduction, at their option, on a per share basis for an aggregate amount of $2,317,323 of foreign income taxes paid by the Fund during the fiscal year ended December 31, 2006. A separate notice will be mailed to each shareholder, which will reflect the proportionate share of such foreign taxes which must be treated by shareholders as gross income for federal income tax purposes.

      Gross income of $37,648,597 was derived from sources within foreign countries or possessions of the United States.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                   28 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                   29 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

BOARD APPROVAL OF THE FUND'S INVESTMENT
ADVISORY AGREEMENT  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Each year, the Board of Trustees (the "Board"), including a majority of the independent Trustees, is required to determine whether to renew the Fund's investment advisory agreement (the "Agreement"). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information, that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

      The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager's services, (ii) the investment performance of the Fund and the Manager,
(iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. Outlined below is a summary of the principal information considered by the Board as well as the Board's conclusions.

      The Board was aware that there are alternatives to retaining the Manager.

      NATURE, QUALITY AND EXTENT OF SERVICES. The Board considered information about the nature and extent of the services provided to the Fund and information regarding the Manager's key personnel who provide such services. The Manager's duties include providing the Fund with the services of the portfolio manager and the Manager's investment team, who provide research, analysis and other advisory services in regard to the Fund's investments; securities trading services; oversight of third party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund's investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund's operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund's shares. The Manager also provides the Fund with office space, facilities and equipment.

      The Board also considered the quality of the services provided and the quality of the Manager's resources that are available to the Fund. The Board took account of the fact that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager's administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager's key personnel and the size and functions of its staff providing investment management services to the Fund. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Rajeev Bhaman and the Manager's Global Equity investment team and analysts. Mr. Bhaman has been a portfolio manager of the Fund since August 2004. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. In light of the foregoing, the Board concluded that the Fund benefits from the services provided under the Agreement as a result of the Manager's experience, reputation, personnel, operations, and resources.

      INVESTMENT PERFORMANCE OF THE MANAGER AND THE FUND. During the year, the Manager provided information on the investment performance of the Fund and the Manager at each Board meeting, including comparative performance


                   30 | OPPENHEIMER GLOBAL SECURITIES FUND/VA information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund's historical performance to relevant market indices and to the performance of other global growth funds underlying variable insurance products. The Board noted that the Fund's one-year, three-year, five-year and ten-year performance were better than its peer group median.

      COSTS OF SERVICES AND PROFITS REALIZED BY THE MANAGER. The Board considered information regarding the Manager's costs in serving as the Fund's investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager's profitability from its relationship with the Fund. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also evaluated the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other global growth, global core and global value funds underlying variable insurance products. The Board noted that the Fund's contractual and actual management fees are lower than its peer group median.

      ECONOMIES OF SCALE. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund, whether those economies of scale benefit the Fund's shareholders and the current level of Fund assets in relation to the Fund's management fee breakpoints, which are intended to share with shareholders economies of scale that may exist as the Fund grows.

      OTHER BENEFITS TO THE MANAGER. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager's affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide services to the Fund and that maintaining the financial viability of the Manager is important in order for the Manager to continue to provide significant services to the Fund and its shareholders.

      CONCLUSIONS. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees' counsel are both independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

      Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement for another year. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the factors together. The Board judged the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.


                   31 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

TRUSTEES AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH THE  PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS; OTHER TRUSTEESHIPS/DIRECTORSHIPS HELD; NUMBER OF
FUNDS, LENGTH OF SERVICE, AGE    PORTFOLIOS IN THE FUNDS COMPLEX CURRENTLY OVERSEEN
INDEPENDENT                      THE ADDRESS OF EACH TRUSTEE IN THE CHART BELOW IS 6803 S. TUCSON WAY, CENTENNIAL, COLORADO
TRUSTEES                         80112-3924. EACH TRUSTEE SERVES FOR AN INDEFINITE TERM, OR UNTIL HIS OR HER RESIGNATION,
                                 RETIREMENT, DEATH OR REMOVAL.

WILLIAM L. ARMSTRONG,            President, Colorado Christian University (since 2006); Chairman of the following private mortgage
Chairman of the Board of         banking companies: Cherry Creek Mortgage Company (since 1991), Centennial State Mortgage Company
Trustees (since 2003),           (since 1994), and The El Paso Mortgage Company (since 1993); Chairman of the following private
Trustee (since 1999)             companies: Ambassador Media Corporation (since 1984) and Broadway Ventures (since 1984); Director
Age: 69                          of the following: Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992),
                                 Campus Crusade for Christ (since 1991) and The Lynde and Harry Bradley Foundation, Inc. (non-profit organization) (since 2002); former Chairman of the following: Transland Financial Services, Inc.
                                 (private mortgage banking company) (1997-2003), Great Frontier Insurance (insurance agency)
                                 (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000) and
                                 Frontier Title (title insurance agency) (1995-2000); former Director of the following:
                                 UNUMProvident (insurance company) (1991-2004), Storage Technology Corporation (computer equipment company) (1991-2003) and International Family Entertainment (television channel) (1992-1997); U.S.
                                 Senator (January 1979-January 1991). Oversees 37 portfolios in the OppenheimerFunds complex.

ROBERT G. AVIS,                  Director and President of A.G. Edwards Capital, Inc. (General Partner of private equity funds)
Trustee (since 1993)             (until February 2001); Chairman, President and Chief Executive Officer of A.G. Edwards Capital,
Age: 75                          Inc. (until March 2000); Director of A.G. Edwards & Sons, Inc. (brokerage company) (until 2000)
                                 and A.G. Edwards Trust Company (investment adviser) (until 2000); Vice Chairman and Director of
                                 A.G. Edwards, Inc. (until March 1999); Vice Chairman of A.G. Edwards & Sons, Inc. (until March
                                 1999); Chairman of A.G. Edwards Trust Company (until March 1999) and A.G.E. Asset Management
                                 (investment adviser) (until March 1999). Oversees 37 portfolios in the OppenheimerFunds complex.

GEORGE C. BOWEN,                 Assistant Secretary and Director of Centennial Asset Management Corporation (December 1991-April
Trustee (since 1999)             1999); President, Treasurer and Director of Centennial Capital Corporation (June 1989-April 1999);
Age: 70                          Chief Executive Officer and Director of MultiSource Services, Inc. (March 1996-April 1999); Mr.
                                 Bowen held several positions with the Manager and with subsidiary or affiliated companies of the
                                 Manager (September 1987-April 1999). Oversees 37 portfolios in the OppenheimerFunds complex.

EDWARD L. CAMERON,               Member of The Life Guard of Mount Vernon (George Washington historical site) (since June 2000);
Trustee (since 1999)             Director of Genetic ID, Inc. (biotech company) (March 2001-May 2002); Partner at
Age: 68                          PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse
                                 LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998).
                                 Oversees 37 portfolios in the OppenheimerFunds complex.

JON S. FOSSEL,                   Director of UNUMProvident (insurance company) (since June 2002); Director of Northwestern Energy
Trustee (since 1990)             Corp. (public utility corporation) (since November 2004); Director of P.R. Pharmaceuticals
Age: 65                          (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization)
                                 (February 1998-February 2003 and since February 2005); Chairman and Director (until October 1996)
                                 and President and Chief Executive Officer (until October 1995) of the Manager; President, Chief
                                 Executive Officer and Director of the following: Oppenheimer Acquisition Corp. ("OAC") (parent holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial Services,
                                 Inc. (until October 1995). Oversees 37 portfolios in the OppenheimerFunds complex.

SAM FREEDMAN,                    Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held
Trustee (since 1996)             several positions with the Manager and with subsidiary or affiliated companies of the Manager
Age: 66                          (until October 1994). Oversees 37 portfolios in the OppenheimerFunds complex.


                   32 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

BEVERLY L. HAMILTON,             Trustee of Monterey Institute for International Studies (educational organization) (since February
Trustee (since 2002)             2000); Board Member of Middlebury College (educational organization) (since December 2005);
Age: 60                          Director of The California Endowment (philanthropic organization) (since April 2002); Director
                                 (February 2002-2005) and Chairman of Trustees (since 2006) of the Community Hospital of Monterey
                                 Peninsula; Director (October 1991-2005) and Vice Chairman (since 2006) of American Funds' Emerging
                                 Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February
                                 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (since 2001)
                                 and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston's Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual
                                 Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund
                                 (investment company) (April 1989-June 2004); Member of the investment committee of Hartford
                                 Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 37 portfolios in the OppenheimerFunds complex.

ROBERT J. MALONE,                Director of Jones International University (educational organization) (since August 2005);
Trustee (since 2002)             Chairman, Chief Executive Officer and Director of Steele Street State Bank (commercial banking)
Age: 62                          (since August 2003); Director of Colorado UpLIFT (charitable organization) (since 1986); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of
                                 U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July
                                 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000);
                                 Director of Jones Knowledge, Inc. (2001-July 2004); and Director of U.S. Exploration, Inc. (oil
                                 and gas exploration) (1997-February 2004). Oversees 37 portfolios in the OppenheimerFunds complex.

F. WILLIAM MARSHALL, JR.,        Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company)
Trustee (since 2000)             (since 1996) and MML Series Investment Fund (investment company) (since 1996); Trustee (since
Age: 64                          1987) and Chairman (1994-2005) of the Investment Committee of the Worcester Polytech Institute
                                 (private university); President and Treasurer of the SIS Funds (private charitable fund) (since
                                 January 1999); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank)
                                 (January 1999-July 1999); and Executive Vice President of Peoples Heritage Financial Group, Inc.
                                 (commercial bank) (January 1999-July 1999). Oversees 39 portfolios in the OppenheimerFunds complex.

------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE               THE ADDRESS OF MR. MURPHY IS TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, 11TH FLOOR, NEW YORK,
AND OFFICER                      NEW YORK 10281-1008. MR. MURPHY SERVES AS A TRUSTEE FOR AN INDEFINITE TERM, OR UNTIL HIS
                                 RESIGNATION, RETIREMENT, DEATH OR REMOVAL AND AS AN OFFICER FOR AN INDEFINITE TERM, OR UNTIL HIS
                                 RESIGNATION, RETIREMENT, DEATH OR REMOVAL. MR. MURPHY IS AN INTERESTED TRUSTEE DUE TO HIS
                                 POSITIONS WITH OPPENHEIMERFUNDS, INC. AND ITS AFFILIATES.

JOHN V. MURPHY,                  Chairman, Chief Executive Officer and Director (since June 2001) and President (since September
Trustee, President and           2000) of the Manager; President and director or trustee of other Oppenheimer funds; President and
Principal Executive Officer      Director of OAC and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the
(since 2001)                     Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the
Age: 57                          Manager) (since November 2001); Chairman and Director of Shareholder Services, Inc. and of
                                 Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July
                                 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management
                                 Corporation, Trinity Investment Management Corporation and Tremont Capital Management, Inc. (since
                                 November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since
                                 July 2001); President (since November 2001) and Director (since July 2001) of Oppenheimer Real
                                 Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company
                                 (OAC's parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Member of the Investment
                                 Company Institute's Board of Governors (since October 3, 2003); Chief Operating Officer of the
                                 Manager (September 2000-June 2001); President and Trustee of MML Series Investment Fund and
                                 MassMutual Select Funds (open-end investment companies) (November 1999-November 2001); Director of
                                 C.M. Life Insurance Company (September 1999-August 2000); President, Chief Executive Officer and
                                 Director of MML Bay State Life Insurance Company (September 1999-August 2000); Director of Emerald
                                 Isle Bancorp and Hibernia Savings Bank (wholly-owned subsidiary of Emerald Isle Bancorp) (June
                                 1989-June 1998). Oversees 96 portfolios in the OppenheimerFunds complex.


                   33 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS OF                THE ADDRESSES OF THE OFFICERS IN THE CHART BELOW ARE AS FOLLOWS: FOR MESSRS. BHAMAN, ZACK,
THE FUND                         GILLESPIE AND MS. BLOOMBERG, TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, NEW YORK, NEW YORK
                                 10281-1008, FOR MESSRS. VANDEHEY, WIXTED, PETERSEN, SZILAGYI AND MS. IVES, 6803 S. TUCSON WAY,
                                 CENTENNIAL, COLORADO 80112-3924. EACH OFFICER SERVES FOR AN INDEFINITE TERM OR UNTIL HIS OR HER
                                 RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

RAJEEV BHAMAN,                   Vice President of the Manager (since January 1997); Assistant Vice President of the Manager (March
Vice President and               1996-January 1997). An officer of 2 portfolios in the OppenheimerFunds complex.
Portfolio Manager
(since 2004)
Age: 40

MARK S. VANDEHEY,                Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Vice
Vice President and Chief         President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and
Compliance Officer               Shareholder Services, Inc. (since June 1983); Vice President and Director of Internal Audit of the
(since 2004)                     Manager (1997-February 2004). An officer of 96 portfolios in the OppenheimerFunds complex.
Age: 56

BRIAN W. WIXTED,                 Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of the following:
Treasurer and Principal          HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder
Financial & Accounting           Services, Inc., Oppenheimer Real Asset Management Corporation, and Oppenheimer Partnership
Officer (since 1999)             Holdings, Inc. (since March 1999), OFI Private Investments, Inc. (since March 2000),
Age: 47                          OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional
                                 Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (since June
                                 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the
                                 Manager) (since May 2000); Assistant Treasurer of the following: OAC (since March 1999),
                                 Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy
                                 Program (April 2000-June 2003); Principal and Chief Operating Officer of Bankers Trust
                                 Company-Mutual Fund Services Division (March 1995-March 1999). An officer of 96 portfolios in the
                                 OppenheimerFunds complex.

BRIAN S. PETERSEN,               Assistant Vice President of the Manager (since August 2002); Manager/Financial Product Accounting
Assistant Treasurer              of the Manager (November 1998-July 2002). An officer of 96 portfolios in the OppenheimerFunds
(since 2004)                     complex.
Age: 36

BRIAN C. SZILAGYI,               Assistant Vice President of the Manager (since July 2004); Director of Financial Reporting and
Assistant Treasurer              Compliance of First Data Corporation (April 2003-July 2004); Manager of Compliance of Berger
(since 2005)                     Financial Group LLC (May 2001-March 2003); Director of Mutual Fund Operations at American Data
Age: 36                          Services, Inc. (September 2000-May 2001). An officer of 96 portfolios in the OppenheimerFunds complex.

ROBERT G. ZACK,                  Executive Vice President (since January 2004) and General Counsel (since March 2002) of the
Vice President and Secretary     Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of
(since 2001)                     Centennial Asset Management Corporation (since December 2001); Senior Vice President and General
Age: 58                          Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General
                                 Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director
                                 (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice
                                 President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General
                                 Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since
                                 December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments,
                                 Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy
                                 Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset
                                 Management, Inc. (since November 2001); Director of OppenheimerFunds (Asia) Limited (since
                                 December 2003); Senior Vice President (May  1985-December 2003), Acting General Counsel (November
                                 2001-February 2002) and Associate General Counsel (May 1981-October 2001) of the Manager;
                                 Assistant Secretary of the following: Shareholder Services, Inc. (May  1985-November 2001),
                                 Shareholder Financial Services, Inc. (November 1989-November 2001), and OppenheimerFunds
                                 International Ltd. (September 1997-November 2001). An officer of 96 portfolios in the
                                 OppenheimerFunds complex.


                   34 | OPPENHEIMER GLOBAL SECURITIES FUND/VA

LISA I. BLOOMBERG,               Vice President and Associate Counsel of the Manager (since May 2004); First Vice President (April
Assistant Secretary              2001-April 2004), Associate General Counsel (December 2000-April 2004), Corporate Vice President
(since 2004)                     (May 1999-April 2001) and Assistant General Counsel (May 1999-December 2000) of UBS Financial
Age: 39                          Services Inc. (formerly, PaineWebber Incorporated). An officer of 96 portfolios in the
                                 OppenheimerFunds complex.

KATHLEEN T. IVES,                Vice President (since June 1998) and Senior Counsel and Assistant Secretary (since October 2003)
Assistant Secretary              of the Manager; Vice President (since 1999) and Assistant Secretary (since October 2003) of the
(since 2001)                     Distributor; Assistant Secretary of Centennial Asset Management Corporation (since October 2003);
Age: 41                          Vice President and Assistant Secretary of Shareholder Services, Inc. (since 1999); Assistant
                                 Secretary of OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc. (since
                                 December 2001); Assistant Counsel of the Manager (August  1994-October 2003). An officer of 96 portfolios in the OppenheimerFunds complex.

PHILLIP S. GILLESPIE,            Senior Vice President and Deputy General Counsel of the Manager (since September 2004); First Vice
Assistant Secretary              President (2000-September 2004), Director (2000-September 2004) and Vice President (1998-2000) of
(since 2004)                     Merrill Lynch Investment Management. An officer of 96 portfolios in the OppenheimerFunds complex.
Age: 43

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND OFFICERS AND IS AVAILABLE WITHOUT CHARGE, UPON REQUEST, BY CALLING 1.800.981.2871.


                   35 | OPPENHEIMER GLOBAL SECURITIES FUND/VA



OPPENHEIMER VALUE FUND/VA

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE. Oppenheimer Value Fund/VA's Non-Service shares generated solid returns but slightly trailed behind its benchmark, the Russell 1000 Value Index. The Fund's performance was hindered by holdings in the financials, information technology and telecommunications sectors. Underperformance in these sectors more than offset outperformance in the consumer staples, consumer discretionary, energy and utilities sectors. Early in the reporting period, investors became concerned about what effects rising interest rates and high-energy costs might have on future economic growth. In this environment, many stock prices fell, particularly for small-cap stocks. When inflation and economic concerns eased during the summer months, the Fund enjoyed more healthy equity returns.

      The Fund's best relative gains were achieved in the consumer staples, consumer discretionary, energy and utilities areas. Consumer staples stocks posted strong gains for the Fund. We scored successes with our holdings in ConAgra Foods, Inc., the global retail food products firm. ConAgra's management has effectively created a turnaround story by improving its execution on costs, thereby increasing the company's stock price. The Fund also benefited by owning Wal-Mart Stores, Inc. during a period when the stock performed well. Within energy, the Fund benefited from its underweight position to a number of oil and natural gas companies at a time when falling energy prices hurt stock returns. In addition, our overweight position in Exxon Mobil Corp. also greatly aided performance during the reporting period. Utilities stocks also added to the Fund's relative performance, where AES Corp. and Reliant Energy, Inc. posted especially positive gains due to generally higher utility valuations. Consumer discretionary performance benefited from holdings in Liberty Global, Inc. and Comcast, Inc. We sold our positions in AES and Comcast and took profits.

      Most of the Fund's negative performance can be traced to its holdings in three areas: financials, information technology, and telecommunications. An underweighting and underperforming stocks detracted from the Fund's performance in the financials sector. Capital One Financial Corp., a major detractor, suffered due to fears about credit quality and consumer spending. However, one bright spot was UBS AG, one of the Fund's largest holdings, which benefited from robust asset gathering in its private wealth business. What's more, the company is poised to experience meaningful operating leverage in Europe, where it has invested a great deal of money to create a comprehensive client service infrastructure.

      An overweight position in information technology dragged on the Fund's performance. Several holdings disappointed as technology stocks suffered during the summer months. Novell, Inc., a provider of security software and other business solutions, disappointed during the reporting period, where its transition from its previous operating system, NETWARE, to its new system, OES, has not gone as well as we had hoped. The stock has been punished and our holdings there hurt the Fund's relative performance. Corning, Inc. underperformed due to concerns over excessive inventory. The Fund's holdings in Take-Two Interactive Software, Inc. hindered performance due to investors' concerns over the company's expense management. However, we continued to believe that Take-Two's earnings power is substantial in light of their video game development talent. Compuware Corp. and Hutchinson Technology, Inc. also detracted from the Fund's relative performance. We have since exited our position in Compuware.

      A significant portion of the Fund's negative performance in the telecommunications area can be attributed to NOT owning AT&T, Inc. and BellSouth Telecommunications, Inc. at a time when both companies performed well, and instead choosing to invest in Sprint Nextel Corp. During the reporting period, Sprint came under pressure due to its inability to attract enough subscribers as well as a lack of progress addressing "churn," which is defined as a percentage of customers that leave. Generally speaking, when churn levels increase, profitability decreases. We sold our position in Sprint during the reporting period.

      As of the end of the reporting period, the Fund has relative underweight positions in the energy, financials and telecommunications areas. Conversely, the Fund's most significant relative overweight positions are within the industrials and information technology areas. While we are not completely satisfied with the relative returns generated by the Fund during the reporting period, we would like to remind shareholders that our investment philosophy is focused on long-term results rather than short-term performance. That said, we remain confident in the earnings ability of the stocks in which we are invested.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2006. In the case of Non-Service shares, performance is measured from inception of the class on January 2, 2003. In the case of Service shares, performance is measured from inception of the class on September 18, 2006. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

      The Fund's performance is compared to the performance of the Russell 1000 Value Index, an unmanaged index of equity securities of large capitalization companies that is a measure of the large-cap value market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graph shows the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.


                          4 | OPPENHEIMER VALUE FUND/VA

NON-SERVICE SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Oppenheimer Value Fund/VA (Non-Service)

Russell 1000 Value Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                       Oppenheimer Value Fund/VA    Russell 1000
                             (Non-Service)           Value Index

01/02/2003                       10,000                10,000
03/31/2003                        9,230                 9,514
06/30/2003                       10,800                11,157
09/30/2003                       11,250                11,387
12/31/2003                       12,900                13,003
03/31/2004                       13,152                13,397
06/30/2004                       13,100                13,515
09/30/2004                       13,194                13,723
12/31/2004                       14,771                15,148
03/31/2005                       14,795                15,161
06/30/2005                       15,048                15,415
09/30/2005                       15,759                16,014
12/31/2005                       15,640                16,216
03/31/2006                       16,117                17,178
06/30/2006                       15,948                17,280
09/30/2006                       16,803                18,355
12/31/2006                       17,835                19,824

AVERAGE ANNUAL TOTAL RETURNS OF NON-SERVICE SHARES OF THE FUND AT 12/31/06

1-Year   14.03%     5-Year   N/A     Since Inception (1/2/03)  15.57%

SERVICE SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Oppenheimer Value Fund/VA (Service)

Russell 1000 Value Index


                       Oppenheimer Value Fund/VA    Russell 1000
  Date                       (Service)               Value Index

09/18/2006                    10,000                   10,000
09/30/2006                    10,076                   10,000
12/31/2006                    10,681                   10,800


                              [PLOT POINTS TO COME]

AVERAGE ANNUAL TOTAL RETURNS OF SERVICE SHARES OF THE FUND AT 12/31/06

Since Inception (9/18/06)   6.81%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, CALL US AT 1.800.981.2871. THE FUND'S TOTAL RETURNS SHOULD NOT BE EXPECTED TO BE THE SAME AS THE RETURNS OF OTHER FUNDS, WHETHER OR NOT BOTH FUNDS HAVE THE SAME PORTFOLIO MANAGERS AND/OR SIMILAR NAMES. THE FUND'S TOTAL RETURNS DO NOT INCLUDE THE CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT PRODUCTS THAT OFFER THIS FUND. SUCH PERFORMANCE WOULD HAVE BEEN LOWER IF SUCH CHARGES WERE TAKEN INTO ACCOUNT.


                          5 | OPPENHEIMER VALUE FUND/VA

FUND EXPENSES
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include redemption fees, if any; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2006.

ACTUAL EXPENSES. The "actual" lines of the table provide information about actual account values and actual expenses. You may use the information on this line for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the "actual" line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The "hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included, your costs would have been higher.


                          6 | OPPENHEIMER VALUE FUND/VA

--------------------------------------------------------------------------------

                                     BEGINNING       ENDING          EXPENSES
                                     ACCOUNT         ACCOUNT         PAID DURING
                                     VALUE           VALUE           6 MONTHS ENDED
                                     (7/1/06)        (12/31/06)      DECEMBER 31, 2006 1,2
---------------------------------------------------------------------------------------------
Non-Service shares Actual            $  1,000.00     $  1,118.30     $  13.64
---------------------------------------------------------------------------------------------
Non-Service shares Hypothetical         1,000.00        1,012.40        12.97

                                     BEGINNING       ENDING          EXPENSES
                                     ACCOUNT         ACCOUNT         PAID DURING
                                     VALUE           VALUE           THE PERIOD ENDED
                                     (9/18/06)       (12/31/06)      DECEMBER 31, 2006 2,3
---------------------------------------------------------------------------------------------
Service shares Actual                $  1,000.00     $  1,068.90     $   8.85
---------------------------------------------------------------------------------------------
Service shares Hypothetical             1,000.00        1,010.69        14.70

Hypothetical assumes 5% annual return before expenses.

1. Actual expenses paid for Non-Service shares are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2. Hypothetical expenses paid for all classes are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

3. Actual expenses paid for Service shares are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 105/365 [to reflect the period from September 18, 2006 (inception of offering) to December 31, 2006].

Those annualized expense ratios, excluding affiliated fund indirect expenses, based on the 6-month period ended December 31, 2006 for Non-Service shares, and for the period from September 18, 2006 (inception of offering) to December 31, 2006 for Service shares are as follows:

CLASS                 EXPENSE RATIOS
------------------------------------
Non-Service shares         2.54%
------------------------------------
Service shares             2.88

The expense ratios reflect voluntary waivers or reimbursements of expenses by the Fund's Manager that can be terminated at any time, without advance notice. The "Financial Highlights" tables in the Fund's financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements.

--------------------------------------------------------------------------------


                          7 | OPPENHEIMER VALUE FUND/VA

STATEMENT OF INVESTMENTS  December 31, 2006
--------------------------------------------------------------------------------

                                                                          VALUE
                                                     SHARES          SEE NOTE 1
--------------------------------------------------------------------------------
COMMON STOCKS--101.4%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--8.4%
--------------------------------------------------------------------------------
MEDIA--8.0%
Liberty Global, Inc., Series A 1                      1,707    $         49,759
--------------------------------------------------------------------------------
Liberty Global, Inc., Series C 1                      5,448             152,544
--------------------------------------------------------------------------------
News Corp., Inc., Cl. A                               2,220              47,686
                                                               -----------------
                                                                        249,989

--------------------------------------------------------------------------------
SPECIALTY RETAIL--0.4%
Office Depot, Inc. 1                                    340              12,978
--------------------------------------------------------------------------------
CONSUMER STAPLES--8.1%
--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--1.0%
Walgreen Co.                                            700              32,123
--------------------------------------------------------------------------------
FOOD PRODUCTS--1.9%
ConAgra Foods, Inc.                                   2,140              57,780
--------------------------------------------------------------------------------
TOBACCO--5.2%
Altria Group, Inc.                                    1,880             161,342
--------------------------------------------------------------------------------
ENERGY--9.1%
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--1.0%
Schlumberger Ltd.                                       500              31,580
--------------------------------------------------------------------------------
OIL & GAS--8.1%
BP plc, ADR                                             480              32,208
--------------------------------------------------------------------------------
Exxon Mobil Corp.                                     2,880             220,694
                                                               -----------------
                                                                        252,902

--------------------------------------------------------------------------------
FINANCIALS--31.2%
--------------------------------------------------------------------------------
CAPITAL MARKETS--7.5%
E*TRADE Financial Corp. 1                             3,150              70,623
--------------------------------------------------------------------------------
UBS AG                                                2,720             164,098
                                                               -----------------
                                                                        234,721

--------------------------------------------------------------------------------
COMMERCIAL BANKS--7.9%
Wachovia Corp.                                        2,850             162,308
--------------------------------------------------------------------------------
Wells Fargo & Co.                                     2,300              81,788
                                                               -----------------
                                                                        244,096

--------------------------------------------------------------------------------
CONSUMER FINANCE--3.7%
Capital One Financial Corp.                           1,050              80,661
--------------------------------------------------------------------------------
SLM Corp.                                               700              34,139
                                                               -----------------
                                                                        114,800

--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--2.9%
Bank of America Corp.                                 1,686              90,016
--------------------------------------------------------------------------------
INSURANCE--6.6%
Everest Re Group Ltd.                                 1,410             138,335
--------------------------------------------------------------------------------
Genworth Financial, Inc., Cl. A                       1,100              37,631
--------------------------------------------------------------------------------
Platinum Underwriters Holdings Ltd.                     990              30,631
                                                               -----------------
                                                                        206,597

                                                                          VALUE
                                                     SHARES          SEE NOTE 1
--------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE--2.6%
Countrywide Financial Corp.                             830    $         35,234
--------------------------------------------------------------------------------
Freddie Mac                                             680              46,172
                                                               -----------------
                                                                         81,406

--------------------------------------------------------------------------------
HEALTH CARE--6.9%
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--3.3%
Medco Health Solutions, Inc. 1                          700              37,408
--------------------------------------------------------------------------------
WellPoint, Inc. 1                                       815              64,132
                                                               -----------------
                                                                        101,540

--------------------------------------------------------------------------------
PHARMACEUTICALS--3.6%
Abbott Laboratories                                     300              14,613
--------------------------------------------------------------------------------
Novartis AG, ADR                                        570              32,741
--------------------------------------------------------------------------------
Sanofi-Aventis SA, ADR                                1,410              65,100
                                                               -----------------
                                                                        112,454

--------------------------------------------------------------------------------
INDUSTRIALS--15.2%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE--8.2%
Alliant Techsystems, Inc. 1                             300              23,457
--------------------------------------------------------------------------------
KBR, Inc. 1                                              30                 785
--------------------------------------------------------------------------------
Rockwell Collins, Inc.                                  980              62,024
--------------------------------------------------------------------------------
Spirit Aerosystems Holdings, Inc., Cl. A 1              280               9,372
--------------------------------------------------------------------------------
United Technologies Corp.                             2,545             159,113
                                                               -----------------
                                                                        254,751

--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--5.4%
Siemens AG, Sponsored ADR                             1,700             167,535
--------------------------------------------------------------------------------
MACHINERY--1.6%
Navistar International Corp. 1                        1,510              50,479
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--12.2%
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--3.2%
Corning, Inc. 1                                       5,300              99,163
--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--0.8%
Hutchinson Technology, Inc. 1                         1,000              23,570
--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--4.3%
Texas Instruments, Inc.                               4,700             135,360
--------------------------------------------------------------------------------
SOFTWARE--3.9%
Novell, Inc. 1                                        5,520              34,224
--------------------------------------------------------------------------------
Synopsys, Inc. 1                                      1,100              29,403
--------------------------------------------------------------------------------
Take-Two Interactive Software, Inc. 1                 3,290              58,430
                                                               -----------------
                                                                        122,057

--------------------------------------------------------------------------------
MATERIALS--2.3%
--------------------------------------------------------------------------------
CONSTRUCTION MATERIALS--2.3%
Martin Marietta Materials, Inc.                         340              35,329
--------------------------------------------------------------------------------
Vulcan Materials Co.                                    400              35,948
                                                               -----------------
                                                                         71,277


                          8 | OPPENHEIMER VALUE FUND/VA

                                                                          VALUE
                                                     SHARES          SEE NOTE 1
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--1.1%
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--1.1%
Verizon Communications, Inc.                            900    $         33,516
--------------------------------------------------------------------------------
UTILITIES--6.9%
--------------------------------------------------------------------------------
ELECTRIC UTILITIES--3.7%
Entergy Corp.                                           200              18,464
--------------------------------------------------------------------------------
Exelon Corp.                                          1,300              80,457
--------------------------------------------------------------------------------
Reliant Energy, Inc. 1                                1,150              16,342
                                                               ----------------
                                                                        115,263

--------------------------------------------------------------------------------
MULTI-UTILITIES & UNREGULATED POWER--3.2%
CMS Energy Corp. 1                                    2,140              35,738
--------------------------------------------------------------------------------
PG&E Corp.                                              645              30,528
--------------------------------------------------------------------------------
Sempra Energy                                           600              33,622
                                                               ----------------
                                                                         99,888
                                                               ----------------
Total Common Stocks (Cost $2,732,372)                                 3,157,183

--------------------------------------------------------------------------------
MONEY MARKET FUND--5.9%
--------------------------------------------------------------------------------
Oppenheimer Institutional Money
Market Fund, Cl. E, 5.25% 2,3
(Cost $183,179)                                     183,179             183,179

--------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE
(COST $2,915,551)                                     107.3%          3,340,362
--------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF
OTHER ASSETS                                           (7.3)           (228,175)
                                                --------------------------------
NET ASSETS                                            100.0%   $      3,112,187
                                                ================================

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income producing security.

2. Rate shown is the 7-day yield as of December 31, 2006.

3. Represents ownership of an affiliated fund, at or during the period ended December 31, 2006. Transactions during the period in which the issuer was an affiliate are as follows:

                                               SHARES                                  SHARES
                                         DECEMBER 31,       GROSS        GROSS   DECEMBER 31,
                                                 2005   ADDITIONS   REDUCTIONS           2006
----------------------------------------------------------------------------------------------
Oppenheimer Institutional Money Market
Fund, Cl. E, 5.25%*                                --     574,139      390,960        183,179

                                                                         VALUE       DIVIDEND
                                                                    SEE NOTE 1         INCOME
----------------------------------------------------------------------------------------------
Oppenheimer Institutional Money
Market Fund, Cl. E, 5.25%*                                          $  183,179   $      1,963

* The money market fund and the Fund are affiliated by having the same investment advisor.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                          9 | OPPENHEIMER VALUE FUND/VA

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2006
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
ASSETS
-------------------------------------------------------------------------------------------------------------------
Investments, at value--see accompanying statement of investments:
Unaffiliated companies (cost $2,732,372)                                                           $     3,157,183
Affiliated companies (cost $183,179)                                                                       183,179
                                                                                                   ----------------
                                                                                                         3,340,362
-------------------------------------------------------------------------------------------------------------------
Cash                                                                                                        10,036
-------------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Shares of beneficial interest sold                                                                          38,110
Investments sold                                                                                            26,284
Dividends                                                                                                    3,083
Other                                                                                                        5,775
                                                                                                   ----------------
Total assets                                                                                             3,423,650

-------------------------------------------------------------------------------------------------------------------
LIABILITIES
-------------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Dividends                                                                                                  264,409
Investments purchased                                                                                       22,012
Shareholder communications                                                                                   7,094
Trustees' compensation                                                                                       5,081
Distribution and service plan fees                                                                             183
Shares of beneficial interest redeemed                                                                          39
Other                                                                                                       12,645
                                                                                                   ----------------
Total liabilities                                                                                          311,463

-------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                         $     3,112,187
                                                                                                   ================

-------------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
-------------------------------------------------------------------------------------------------------------------
Par value of shares of beneficial interest                                                         $           269
-------------------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                               2,611,750
-------------------------------------------------------------------------------------------------------------------
Accumulated net investment loss                                                                             (5,081)
-------------------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments                                                                80,438
-------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                                                 424,811
                                                                                                   ----------------
NET ASSETS                                                                                         $     3,112,187
                                                                                                   ================

-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
-------------------------------------------------------------------------------------------------------------------
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of
$2,657,487 and 229,559 shares of beneficial interest outstanding)                                  $         11.58
-------------------------------------------------------------------------------------------------------------------
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of
$454,700 and 39,283 shares of beneficial interest outstanding)                                     $         11.57

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         10 | OPPENHEIMER VALUE FUND/VA

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2006
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------
INVESTMENT INCOME
----------------------------------------------------------------------------------
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $715)  $       44,807
Affiliated companies                                                        1,963
----------------------------------------------------------------------------------
Interest                                                                    4,324
                                                                   ---------------
Total investment income                                                    51,094

----------------------------------------------------------------------------------
EXPENSES
----------------------------------------------------------------------------------
Management fees                                                            20,780
----------------------------------------------------------------------------------
Distribution and service plan fees--Service shares                            183
----------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Service shares                  14
----------------------------------------------------------------------------------
Shareholder communications:
Non-Service shares                                                         12,853
Service shares                                                              1,007
----------------------------------------------------------------------------------
Legal, auditing and other professional fees                                16,555
----------------------------------------------------------------------------------
Trustees' compensation                                                      4,509
----------------------------------------------------------------------------------
Administration service fees                                                 1,500
----------------------------------------------------------------------------------
Custodian fees and expenses                                                    15
----------------------------------------------------------------------------------
Other                                                                       2,576
                                                                   ---------------
Total expenses                                                             59,992
Less waivers and reimbursements of expenses                                   (37)
                                                                   ---------------
Net expenses                                                               59,955

----------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                        (8,861)

----------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
----------------------------------------------------------------------------------
Net realized gain on investments                                          359,434
----------------------------------------------------------------------------------
Net change in unrealized appreciation on investments                       23,864

----------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $      374,437
                                                                   ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         11 | OPPENHEIMER VALUE FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31,                                                                               2006           2005
--------------------------------------------------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                  $     (8,861)  $      4,332
--------------------------------------------------------------------------------------------------------------------------
Net realized gain                                                                                  359,434        444,863
--------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                                               23,864       (281,841)
                                                                                              ----------------------------
Net increase in net assets resulting from operations                                               374,437        167,354

--------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------------------------------------------------
Dividends from net investment income:
Non-Service shares                                                                                  (1,194)        (4,318)
Service shares                                                                                          --             --
                                                                                              ----------------------------
                                                                                                    (1,194)        (4,318)
--------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Non-Service shares                                                                                (263,215)      (415,306)
Service shares                                                                                     (37,589)            --
                                                                                              ----------------------------
                                                                                                  (300,804)      (415,306)

--------------------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
--------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from beneficial interest transactions:
Non-Service shares                                                                                      --             --
Service shares                                                                                     477,488             --
                                                                                              ----------------------------
                                                                                                   477,488             --

--------------------------------------------------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
Total increase (decrease)                                                                          549,927       (252,270)
--------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                              2,562,260      2,814,530
                                                                                              ----------------------------
End of period (including accumulated net investment loss of $5,081 and $1,456, respectively)  $  3,112,187   $  2,562,260
                                                                                              ============================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         12 | OPPENHEIMER VALUE FUND/VA

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

NON-SERVICE SHARES     YEAR ENDED DECEMBER 31,              2006           2005        2004        2003 1
----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $   11.16        $ 12.26     $ 12.90     $ 10.00
----------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                (.03) 2         .02 2      (.01) 2      .03
Net realized and unrealized gain                            1.61            .71        1.82        2.87
                                                       ---------------------------------------------------
Total from investment operations                            1.58            .73        1.81        2.90
----------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                        (.01)          (.02)       (.03)         --
Distributions from net realized gain                       (1.15)         (1.81)      (2.42)         --
                                                       ---------------------------------------------------
Total dividends and/or distributions to shareholders       (1.16)         (1.83)      (2.45)         --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $   11.58        $ 11.16     $ 12.26     $ 12.90
                                                       ===================================================

----------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                         14.03%          5.88%      14.50%      29.00%
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)               $   2,657        $ 2,562     $ 2,815     $ 3,871
----------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                      $   2,695        $ 2,878     $ 3,370     $ 3,205
----------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income (loss)                               (0.29)%         0.15%      (0.08)%      0.27%
Total expenses                                              2.14% 5,6      1.78% 7     1.82% 7     1.39% 7
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                      124%            86%        100%        120%

1. For the period from January 2, 2003 (commencement of operations) to December 31, 2003.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods of less than one full year.

5. Expenses including indirect expenses from affiliated fund were as follows:

      Year Ended December 31, 2006     2.14%

6. Voluntary waiver of management fees less than 0.01%.

7. Reduction to custodian expenses less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         13 | OPPENHEIMER VALUE FUND/VA

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

SERVICE SHARES      PERIOD ENDED DECEMBER 31,                         2006 1
-----------------------------------------------------------------------------
PER SHARE OPERATING DATA
-----------------------------------------------------------------------------
Net asset value, beginning of period                               $ 11.89
-----------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss 2                                                 (.05)
Net realized and unrealized gain                                       .88
                                                                   ----------
Total from investment operations                                       .83
-----------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                    --
Distributions from net realized gain                                 (1.15)
                                                                   ----------
Total dividends and/or distributions to shareholders                 (1.15)
-----------------------------------------------------------------------------
Net asset value, end of period                                     $ 11.57
                                                                   ==========

-----------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                                    6.81%
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------
Net assets, end of period (in thousands)                           $   455
-----------------------------------------------------------------------------
Average net assets (in thousands)                                  $   268
-----------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment loss                                                  (1.30)%
Total expenses                                                        2.89% 5
Expenses after payments and waivers and
reduction to custodian expenses                                       2.88%
-----------------------------------------------------------------------------
Portfolio turnover rate                                                124%

1. For the period from September 18, 2006 (inception of offering) to December 31, 2006.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods of less than one full year.

5. Expenses including indirect expenses from affiliated fund were as follows:

      Year Ended December 31, 2006              2.89%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         14 | OPPENHEIMER VALUE FUND/VA

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Value Fund/VA (the Fund) is a separate series of Oppenheimer Variable Account Funds, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term growth of capital by investing primarily in common stocks with low price earnings ratios and better-than-anticipated earnings. Realization of current income is a secondary consideration. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). As of December 31, 2006, 85% of the Fund's shares were owned by the Manager.

      The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities listed or traded on National Stock Exchanges or other domestic exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ(R) are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued. Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Investments in open-end registered investment companies (including affiliated funds) are valued at that fund's net asset value. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Trustees.

      Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement


                         15 | OPPENHEIMER VALUE FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
AFFILIATED FUNDS. The Fund is permitted to invest daily available cash balances in affiliated money market funds. Each day, the Fund invests the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") which seeks current income and stability of principal. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment advisor of IMMF. The Fund's investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                             NET UNREALIZED
                                                               APPRECIATION
                                                           BASED ON COST OF
                                                             SECURITIES AND
     UNDISTRIBUTED   UNDISTRIBUTED          ACCUMULATED   OTHER INVESTMENTS
     NET INVESTMENT      LONG-TERM                 LOSS  FOR FEDERAL INCOME
     INCOME                   GAIN   CARRYFORWARD 1,2,3        TAX PURPOSES
     ----------------------------------------------------------------------
     $  49,925           $  30,970               $  458          $  424,811

1. The Fund had $458 of straddle losses which were deferred.

2. During the fiscal year ended December 31, 2006, the Fund did not utilize any capital loss carryforward.

3. During the fiscal year ended December 31, 2005, the Fund did not utilize any capital loss carryforward.


                         16 | OPPENHEIMER VALUE FUND/VA

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for December 31, 2006. Net assets of the Fund were unaffected by the reclassifications.

                                                             REDUCTION TO
                                         REDUCTION TO     ACCUMULATED NET
         INCREASE TO PAID-IN          ACCUMULATED NET    REALIZED GAIN ON
         CAPITAL                      INVESTMENT LOSS       INVESTMENTS 4
         ----------------------------------------------------------------
         $  1,319                            $  6,430            $  7,749

4. $1,319, including $505 of long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the years ended December 31, 2006 and December 31, 2005 was as follows:

                                           YEAR ENDED          YEAR ENDED
                                    DECEMBER 31, 2006   DECEMBER 31, 2005
         ----------------------------------------------------------------
         Distributions paid from:
         Ordinary income                   $   14,671          $  103,467
         Long-term capital gain               287,327             316,157
                                           ------------------------------
         Total                             $  301,998          $  419,624
                                           ==============================

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2006 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

         Federal tax cost of securities   $  2,915,551
                                          ============

         Gross unrealized appreciation    $    457,438
         Gross unrealized depreciation         (32,627)
                                          ------------
         Net unrealized appreciation      $    424,811
                                          ============

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.


                         17 | OPPENHEIMER VALUE FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                           YEAR ENDED DECEMBER 31, 2006 1  YEAR ENDED DECEMBER 31, 2005 2
                                                 SHARES            AMOUNT        SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------
NON-SERVICE SHARES
Sold                                                 --         $      --            --            $   --
Dividends and/or distributions reinvested            --                --            --                --
Redeemed                                             --                --            --                --
                                           --------------------------------------------------------------
Net increase (decrease)                              --         $      --            --            $   --
                                           ==============================================================

---------------------------------------------------------------------------------------------------------
SERVICE SHARES
Sold                                             41,097         $ 500,936            --            $   --
Dividends and/or distributions reinvested         3,229            37,589            --                --
Redeemed                                         (5,043)          (61,037)           --                --
                                           --------------------------------------------------------------
Net increase                                     39,283         $ 477,488            --            $   --
                                           ==============================================================

1. For the year ended December 31, 2006 for Non-Service Shares and for the period from September 18, 2006 (inception of offering) to December 31, 2006 for Service Shares.

2. There were no transactions of beneficial interest in the year ended December 31, 2005.


                         18 | OPPENHEIMER VALUE FUND/VA

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and money market funds, for the year ended December 31, 2006, were as follows:

                                                        PURCHASES          SALES
            --------------------------------------------------------------------
            Investment securities                    $  3,362,454   $  3,520,004

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of average net assets as shown in the following table:

            FEE SCHEDULE
            --------------------------
            Up to $200 million   0.75%
            Next $200 million    0.72
            Next $200 million    0.69
            Next $200 million    0.66
            Over $800 million    0.60

--------------------------------------------------------------------------------
ADMINISTRATION SERVICE FEES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended December 31, 2006, the Fund paid $14 to OFS for services to the Fund.

      Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $10,000 per class, for class level assets of $10 million or more. Each class is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FOR SERVICE SHARES. The Fund has adopted a Distribution and Service Plan for Service shares to pay OppenheimerFunds Distributor, Inc. (the Distributor), for distribution related services, personal service and account maintenance for the Fund's Service shares. Under the plan, payments are made periodically at an annual rate of up to 0.25% of the average annual net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. The impact of the service plan is to increase operating expenses of the Service shares, which results in lower performance compared to the Fund's shares that are not subject to a service fee. Fees incurred by the Fund under the plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.

      The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF. During the year ended December 31, 2006, the Manager waived $37 for IMMF management fees.

--------------------------------------------------------------------------------
5. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB Statement No. 109, ACCOUNTING FOR INCOME TAXES. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" that tax positions taken in the Fund's tax return will be ultimately sustained. A tax liability and


                         19 | OPPENHEIMER VALUE FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
5. RECENT ACCOUNTING PRONOUNCEMENTS Continued

expense must be recorded in respect of any tax position that, in Management's judgment, will not be fully realized. FIN 48 is effective for fiscal years beginning after December 15, 2006. As of December 31, 2006, the Manager has evaluated the implications of FIN 48 and does not currently anticipate a material impact to the Fund's financial statements. The Manager will continue to monitor the Fund's tax positions prospectively for potential future impacts.

      In September 2006, the FASB issued Statement of Financial Accounting Standards ("SFAS") No. 157, FAIR VALUE MEASUREMENTS. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of December 31, 2006, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

--------------------------------------------------------------------------------
6. LITIGATION

A consolidated amended complaint was filed as a putative class action against the Manager and the Transfer Agent and other defendants (including 51 of the Oppenheimer funds excluding the Fund) in the U.S. District Court for the Southern District of New York on January 10, 2005 and was amended on March 4, 2005. The complaint alleged, among other things, that the Manager charged excessive fees for distribution and other costs, and that by permitting and/or participating in those actions, the Directors/Trustees and the Officers of the funds breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law. The plaintiffs sought unspecified damages, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      In response to the defendants' motions to dismiss the suit, seven of the eight counts in the complaint, including the claims against certain of the Oppenheimer funds, as nominal defendants, and against certain present and former Directors, Trustees and Officers of the funds, and the Distributor, as defendants, were dismissed with prejudice, by court order dated March 10, 2006, and the remaining count against the Manager and the Transfer Agent was dismissed with prejudice by court order dated April 5, 2006. The plaintiffs filed an appeal of those dismissals on May 11, 2006.

      The Manager believes that the allegations contained in the complaint are without merit and that there are substantial grounds to sustain the district court's rulings. The Manager also believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to it, the funds, the Directors/Trustees or the Officers on the appeal of the decisions of the district court, and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.


                         20 | OPPENHEIMER VALUE FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
OPPENHEIMER VALUE FUND/VA:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Value Fund/VA (the "Fund"), a series of Oppenheimer Variable Account Funds, including the statement of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado
February 8, 2007


                         21 | OPPENHEIMER VALUE FUND/VA

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2007, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2006. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      Capital gain distributions of $1.0952 per share were paid to Non-Service and Service shareholders, respectively, on December 29, 2006. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

      Dividends, if any, paid by the Fund during the fiscal year ended December 31, 2006 which are not designated as capital gain distributions should be multiplied by 74.52% to arrive at the amount eligible for the corporate dividend-received deduction.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                         22 | OPPENHEIMER VALUE FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                         23 | OPPENHEIMER VALUE FUND/VA

BOARD APPROVAL OF THE FUND'S INVESTMENT
ADVISORY AGREEMENT  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Each year, the Board of Trustees (the "Board"), including a majority of the independent Trustees, is required to determine whether to renew the Fund's investment advisory agreement (the "Agreement"). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information, that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

      The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager's services, (ii) the investment performance of the Fund and the Manager,
(iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. Outlined below is a summary of the principal information considered by the Board as well as the Board's conclusions.

      The Board was aware that there are alternatives to retaining the Manager.

      NATURE, QUALITY AND EXTENT OF SERVICES. The Board considered information about the nature and extent of the services provided to the Fund and information regarding the Manager's key personnel who provide such services. The Manager's duties include providing the Fund with the services of the portfolio manager and the Manager's investment team, who provide research, analysis and other advisory services in regard to the Fund's investments; securities trading services; oversight of third party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund's investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund's operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund's shares. The Manager also provides the Fund with office space, facilities and equipment.

      The Board also considered the quality of the services provided and the quality of the Manager's resources that are available to the Fund. The Board took account of the fact that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager's administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager's key personnel and the size and functions of its staff providing investment management services to the Fund. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Christopher Leavy and the Manager's Value Equity investment team and analysts. Mr. Leavy has been a portfolio manager of the Fund since December 2002. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. In light of the foregoing, the Board concluded that the Fund benefits from the services provided under the Agreement as a result of the Manager's experience, reputation, personnel, operations, and resources.


                         24 | OPPENHEIMER VALUE FUND/VA

      INVESTMENT PERFORMANCE OF THE MANAGER AND THE FUND. During the year, the Manager provided information on the investment performance of the Fund and the Manager at each Board meeting, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund's historical performance to relevant market indices and to the performance of other large-cap value funds underlying variable insurance products. The Board noted that the Fund's three-year performance was better than its peer group median. However its one-year and since inception performance were below its peer group median.

      COSTS OF SERVICES AND PROFITS REALIZED BY THE MANAGER. The Board considered information regarding the Manager's costs in serving as the Fund's investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager's profitability from its relationship with the Fund. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also evaluated the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other large-cap value funds underlying variable insurance products. The Board noted that the Fund's contractual management fees are lower than its peer group median although its actual management fees are higher than its peer group median. Based on this evaluation of the Fund's fees and expenses, the Board requested, and the Manager agreed to voluntarily cap total expenses at 1.25% of average annual net assets for Non-Service shares and 1.50% of average annual net assets for Service shares.

      ECONOMIES OF SCALE. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund, whether those economies of scale benefit the Fund's shareholders and the current level of Fund assets in relation to the Fund's management fee breakpoints, which are intended to share with shareholders economies of scale that may exist as the Fund grows.

      OTHER BENEFITS TO THE MANAGER. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager's affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide services to the Fund and that maintaining the financial viability of the Manager is important in order for the Manager to continue to provide significant services to the Fund and its shareholders.

      CONCLUSIONS. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees' counsel are both independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

      Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement for another year. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the factors together. The Board judged the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.


                         25 | OPPENHEIMER VALUE FUND/VA

TRUSTEES AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH THE    PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS; OTHER TRUSTEESHIPS/DIRECTORSHIPS HELD;
FUNDS, LENGTH OF SERVICE, AGE      NUMBER OF PORTFOLIOS IN THE FUNDS COMPLEX CURRENTLY OVERSEEN
INDEPENDENT                        THE ADDRESS OF EACH TRUSTEE IN THE CHART BELOW IS 6803 S. TUCSON WAY, CENTENNIAL,
TRUSTEES                           COLORADO 80112-3924. EACH TRUSTEE SERVES FOR AN INDEFINITE TERM, OR UNTIL HIS OR HER
                                   RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

WILLIAM L. ARMSTRONG,              President, Colorado Christian University (since 2006); Chairman of the following private
Chairman of the Board              mortgage banking companies: Cherry Creek Mortgage Company (since 1991), Centennial State
of Trustees and Trustee            Mortgage Company (since 1994), and The El Paso Mortgage Company (since 1993); Chairman
(since 2003)                       of the following private companies: Ambassador Media Corporation (since 1984) and
Age: 69                            Broadway Ventures (since 1984); Director of the following: Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), Campus Crusade for Christ (since
                                   1991) and The Lynde and Harry Bradley Foundation, Inc. (non-profit organization) (since
                                   2002); former Chairman of the following: Transland Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier Insurance (insurance agency)
                                   (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000)
                                   and Frontier Title (title insurance agency) (1995-2000); former Director of the following: UNUMProvident (insurance company) (1991-2004), Storage Technology Corporation
                                   (computer equipment company) (1991-2003) and International Family Entertainment
                                   (television channel) (1992-1997); U.S. Senator (January 1979-January 1991). Oversees 37
                                   portfolios in the OppenheimerFunds complex.

ROBERT G. AVIS,                    Director and President of A.G. Edwards Capital, Inc. (General Partner of private equity
Trustee (since 2003)               funds) (until February 2001); Chairman, President and Chief Executive Officer of A.G.
Age: 75                            Edwards Capital, Inc. (until March 2000); Director of A.G. Edwards & Sons, Inc.
                                   (brokerage company) (until 2000) and A.G. Edwards Trust Company (investment adviser)
                                   (until 2000); Vice Chairman and Director of A.G. Edwards, Inc. (until March 1999); Vice
                                   Chairman of A.G. Edwards & Sons, Inc. (until March 1999); Chairman of A.G. Edwards Trust
                                   Company (until March 1999) and A.G.E. Asset Management (investment adviser) (until March
                                   1999). Oversees 37 portfolios in the OppenheimerFunds complex.

GEORGE C. BOWEN,                   Assistant Secretary and Director of Centennial Asset Management Corporation (December
Trustee (since 2003)               1991-April 1999); President, Treasurer and Director of Centennial Capital Corporation
Age: 70                            (June 1989-April 1999); Chief Executive Officer and Director of MultiSource Services, Inc.
                                   (March 1996-April 1999); Mr. Bowen held several positions with the Manager and with subsidiary or affiliated companies of the Manager (September 1987-April 1999). Oversees 37
                                   portfolios in the OppenheimerFunds complex.

EDWARD L. CAMERON,                 Member of The Life Guard of Mount Vernon (George Washington historical site) (since June
Trustee (since 2003)               2000); Director of Genetic ID, Inc. (biotech company) (March 2001-May 2002); Partner at
Age: 68                            PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price
                                   Waterhouse LLP Global Investment Management Industry Services Group (accounting firm)
                                   (July 1994-June 1998). Oversees 37 portfolios in the OppenheimerFunds complex.

JON S. FOSSEL,                     Director of UNUMProvident (insurance company) (since June 2002); Director of
Trustee (since 2003)               Northwestern Energy Corp. (public utility corporation) (since November 2004); Director
Age: 65                            of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk
                                   Foundation (non-profit organization) (February 1998-February 2003 and since February
                                   2005); Chairman and Director (until October 1996) and President and Chief Executive
                                   Officer (until October 1995) of the Manager; President, Chief Executive Officer and
                                   Director of the following: Oppenheimer Acquisition Corp. ("OAC") (parent holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial Services,
                                   Inc. (until October 1995). Oversees 37 portfolios in the OppenheimerFunds complex.

SAM FREEDMAN,                      Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr.
Trustee (since 2003)               Freedman held several positions with the Manager and with subsidiary or affiliated
Age: 66                            companies of the Manager (until October 1994). Oversees 37 portfolios in the
                                   OppenheimerFunds complex.


                         26 | OPPENHEIMER VALUE FUND/VA

BEVERLY L. HAMILTON,               Trustee of Monterey Institute for International Studies (educational organization) (since
Trustee (since 2003)               February 2000); Board Member of Middlebury College (educational organization) (since
Age: 60                            December 2005); Director of The California Endowment (philanthropic organization) (since
                                   April 2002); Director (February 2002-2005) and Chairman of Trustees (since 2006) of the
                                   Community Hospital of Monterey Peninsula; Director (October 1991-2005) and Vice Chairman
                                   (since 2006) of American Funds' Emerging Markets Growth Fund, Inc. (mutual fund);
                                   President of ARCO Investment Management Company (February 1991-April 2000); Member of the
                                   investment committees of The Rockefeller Foundation (since 2001) and The University of
                                   Michigan (since 2000); Advisor at Credit Suisse First Boston's Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional
                                   Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund
                                   (investment company) (April 1989-June 2004); Member of the investment committee of
                                   Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund
                                   (2000-2003). Oversees 37 portfolios in the OppenheimerFunds complex.

ROBERT J. MALONE,                  Director of Jones International University (educational organization) (since August
Trustee (since 2003)               2005); Chairman, Chief Executive Officer and Director of Steele Street State Bank
Age: 62                            (commercial banking) (since August 2003); Director of Colorado UpLIFT (charitable organization) (since 1986); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S.
                                   Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of
                                   Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones
                                   Knowledge, Inc. (2001-July 2004); and Director of U.S. Exploration, Inc. (oil and gas
                                   exploration) (1997-February 2004). Oversees 37 portfolios in the OppenheimerFunds complex.

F. WILLIAM MARSHALL, JR.,          Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment
Trustee (since 2003)               company) (since 1996) and MML Series Investment Fund (investment company) (since 1996);
Age: 64                            Trustee (since 1987) and Chairman (1994-2005) of the Investment Committee of the
                                   Worcester Polytech Institute (private university); President and Treasurer of the SIS
                                   Funds (private charitable fund) (since January 1999); Chairman of SIS & Family Bank,
                                   F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); and Executive Vice
                                   President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July
                                   1999). Oversees 39 portfolios in the OppenheimerFunds complex.

-----------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE                 THE ADDRESS OF MR. MURPHY IS TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, 11TH FLOOR,
AND OFFICER                        NEW YORK, NEW YORK 10281-1008. MR. MURPHY SERVES AS A TRUSTEE FOR AN INDEFINITE TERM, OR
                                   UNTIL HIS RESIGNATION, RETIREMENT, DEATH OR REMOVAL AND AS AN OFFICER FOR AN INDEFINITE
                                   TERM, OR UNTIL HIS RESIGNATION, RETIREMENT, DEATH OR REMOVAL. MR. MURPHY IS AN INTERESTED
                                   TRUSTEE DUE TO HIS POSITIONS WITH OPPENHEIMERFUNDS, INC. AND ITS AFFILIATES.

JOHN V. MURPHY,                    Chairman, Chief Executive Officer and Director (since June 2001) and President (since
President and Principal            September 2000) of the Manager; President and director or trustee of other Oppenheimer
Executive Officer                  funds; President and Director of OAC and of Oppenheimer Partnership Holdings, Inc.
(since 2001) and                   (holding company subsidiary of the Manager) (since July 2001); Director of
Trustee (since 2003)               OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (since November 2001);
Age: 57                            Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial
                                   Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory sub-
                                   sidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset
                                   Management Corporation, Trinity Investment Management Corporation and Tremont Capital
                                   Management, Inc. (since November 2001), HarbourView Asset Management Corporation and OFI
                                   Private Investments, Inc. (since July 2001); President (since November 2001) and Director
                                   (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President of
                                   Massachusetts Mutual Life Insurance Company (OAC's parent company) (since February 1997);
                                   Director of DLB Acquisition Corporation (holding company parent of Babson Capital
                                   Management LLC) (since June 1995); Member of the Investment Company Institute's Board of
                                   Governors (since October 3, 2003); Chief Operating Officer of the Manager (September
                                   2000-June 2001); President and Trustee of MML Series Investment Fund and MassMutual
                                   Select Funds (open-end investment companies) (November 1999-November 2001); Director of
                                   C.M. Life Insurance Company (September 1999-August 2000); President, Chief Executive
                                   Officer and Director of MML Bay State Life Insurance Company (September 1999-August
                                   2000); Director of Emerald Isle Bancorp and Hibernia Savings Bank (wholly-owned subsidiary of Emerald Isle Bancorp) (June 1989-June 1998). Oversees 96 portfolios in the
                                   OppenheimerFunds complex.


                         27 | OPPENHEIMER VALUE FUND/VA

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS OF                  THE ADDRESSES OF THE OFFICERS IN THE CHART BELOW ARE AS FOLLOWS: FOR MESSRS. LEAVY,
THE FUND                           ZACK, GILLESPIE AND MS. BLOOMBERG, TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, NEW
                                   YORK, NEW YORK 10281-1008, FOR MESSRS. VANDEHEY, WIXTED, PETERSEN, SZILAGYI AND MS.
                                   IVES, 6803 S. TUCSON WAY, CENTENNIAL, COLORADO 80112-3924. EACH OFFICER SERVES FOR AN
                                   INDEFINITE TERM OR UNTIL HIS OR HER RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

CHRISTOPHER LEAVY,                 Senior Vice President of the Manager (since September 2000); portfolio manager of Morgan
Vice President and Portfolio       Stanley Dean Witter Investment Management (1997-September 2000). An officer of 7
Manager (since 2002)               portfolios in the OppenheimerFunds complex.
Age: 35

MARK S. VANDEHEY,                  Senior Vice President and Chief Compliance Officer of the Manager (since March 2004);
Vice President and Chief           Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management
Compliance Officer                 Corporation and Shareholder Services, Inc. (since June 1983); Vice President and
(since 2004)                       Director of Internal Audit of the Manager (1997-February 2004). An officer of 96
Age: 56                            portfolios in the OppenheimerFunds complex.

BRIAN W. WIXTED,                   Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of the
Treasurer and Principal            following: HarbourView Asset Management Corporation, Shareholder Financial Services,
Financial & Accounting             Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management Corporation, and
Officer (since 2003)               Oppenheimer Partnership Holdings, Inc. (since March 1999), OFI Private Investments, Inc.
Age: 47                            (since March 2000), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since
                                   May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and
                                   OppenheimerFunds Legacy Program (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000);
                                   Assistant Treasurer of the following: OAC (since March 1999), Centennial Asset
                                   Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program
                                   (April 2000-June 2003); Principal and Chief Operating Officer of Bankers Trust
                                   Company-Mutual Fund Services Division (March 1995-March 1999). An officer of 96 portfolios in the OppenheimerFunds complex.

BRIAN S. PETERSEN,                 Assistant Vice President of the Manager (since August 2002); Manager/Financial Product
Assistant Treasurer                Accounting of the Manager (November 1998-July 2002). An officer of 96 portfolios in the
(since 2004)                       OppenheimerFunds complex.
Age: 36

BRIAN C. SZILAGYI,                 Assistant Vice President of the Manager (since July 2004); Director of Financial
Assistant Treasurer                Reporting and Compliance of First Data Corporation (April 2003-July 2004); Manager of
(since 2005)                       Compliance of Berger Financial Group LLC (May 2001-March 2003); Director of Mutual Fund
Age: 36                            Operations at American Data Services, Inc. (September 2000-May 2001). An officer of 96 portfolios in the OppenheimerFunds complex.

ROBERT G. ZACK,                    Executive Vice President (since January 2004) and General Counsel (since March 2002) of
Vice President and Secretary       the Manager; General Counsel and Director of the Distributor (since December 2001);
(since 2003)                       General Counsel of Centennial Asset Management Corporation (since December 2001); Senior
Age: 58                            Vice President and General Counsel of HarbourView Asset Management Corporation (since
                                   December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant
                                   Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds
                                   International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer
                                   Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset
                                   Management, Inc. (since November 2001); Senior Vice President, General Counsel and
                                   Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since
                                   December 2001); Senior Vice President, General Counsel and Director of OFI Private
                                   Investments, Inc. and OFI Trust Company (since November 2001); Vice President of
                                   OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General
                                   Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of
                                   OppenheimerFunds (Asia) Limited (since December 2003); Senior Vice President (May
                                   1985-December 2003), Acting General Counsel (November 2001-February 2002) and Associate
                                   General Counsel (May 1981-October 2001) of the Manager; Assistant Secretary of the
                                   following: Shareholder Services, Inc. (May 1985-November 2001), Shareholder Financial
                                   Services, Inc. (November 1989-November 2001), and OppenheimerFunds International Ltd.
                                   (September 1997-November 2001). An officer of 96 portfolios in the OppenheimerFunds complex.


                         28 | OPPENHEIMER VALUE FUND/VA

LISA I. BLOOMBERG,                 Vice President and Associate Counsel of the Manager (since May 2004); First Vice
Assistant Secretary                President (April 2001-April 2004), Associate General Counsel (December 2000-April 2004),
(since 2004)                       Corporate Vice President (May 1999-April 2001) and Assistant General Counsel (May
Age: 39                            1999-December 2000) of UBS Financial Services Inc. (formerly, PaineWebber Incorporated).
                                   An officer of 96 portfolios in the OppenheimerFunds complex.

KATHLEEN T. IVES,                  Vice President (since June 1998) and Senior Counsel and Assistant Secretary (since
Assistant Secretary                October 2003) of the Manager; Vice President (since 1999) and Assistant Secretary (since
(since 2001)                       October 2003) of the Distributor; Assistant Secretary of Centennial Asset Management
Age: 41                            Corporation (since October 2003); Vice President and Assistant Secretary of Shareholder
                                   Services, Inc. (since 1999); Assistant Secretary of OppenheimerFunds Legacy Program and
                                   Shareholder Financial Services, Inc. (since December 2001); Assistant Counsel of the
                                   Manager (August 1994-October 2003). An officer of 96 portfolios in the OppenheimerFunds complex.

PHILLIP S. GILLESPIE,              Senior Vice President and Deputy General Counsel of the Manager (since September 2004);
Assistant Secretary                First Vice President (2000-September 2004), Director (2000-September 2004) and Vice
(since 2004)                       President (1998-2000) of Merrill Lynch Investment Management. An officer of 96
Age: 43                            portfolios in the OppenheimerFunds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND OFFICERS AND IS AVAILABLE WITHOUT CHARGE, UPON REQUEST, BY CALLING 1.800.981.2871.


                         29 | OPPENHEIMER VALUE FUND/VA



OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE. Although we are never satisfied with underperformance relative to the Fund's benchmark, the Russell 2000 Index, we are nonetheless pleased that our disciplined investment approach has helped the Fund participate in the overall market's gains during a time in which the factors our quantitative models consider have been in flux.

      More specifically, the momentum factors considered by our quantitative stock selection models became less predictive of performance as market conditions evolved, and stocks that had done well over the first half of the year fared relatively poorly over the second half. For example, a number of industrial and energy companies had strong momentum characteristics after gaining value over the first half of 2006, but many of those companies lagged the averages during the second half as the U.S. economy slowed and commodity prices fell. Conversely, real estate investment trusts that had relatively weak momentum characteristics rallied strongly during the final six months of 2006. Our stock selection models also proved to be relatively ineffective in the consumer staples, technology and health care sectors. In addition, the Fund's relative performance was hindered by its relatively heavy exposure to mid-cap stocks during a year in which mid-cap stocks produced below-average results.

      These disappointments were offset to a significant degree by better performance in other areas, where valuation factors contributed to high rankings for a number of individual companies. For example, our models assigned relatively low rankings to companies in the financials sector, where the Fund's underweighted position helped boost its relative performance. Conversely, both valuation and momentum factors supported high rankings for stocks in the basic materials sector, leading to an overweighted position in one of the small-cap market's better performing areas. Finally, seasonal factors considered by our "turn of the year" model helped the Fund participate more fully in a year-end rally among lower-quality stocks.

      As of the end of the reporting period, our models prefer larger stocks within the small-cap market and, as a result, we have reduced the Fund's exposure to micro-cap stocks. Our stock selection models have assigned relatively high rankings to companies in the basic materials and technology sectors, and generally lower rankings to stocks in the more fully valued utilities, heath care, energy and consumer staples areas.

      During these relatively rare turning points in the market, we believe that broad diversification and careful risk management are keys to success under whatever market conditions lie ahead. Accordingly, the Fund is fully invested and we remain committed to our quantitative investment discipline, which is designed to produce excess returns without excessive risk. Indeed, our disciplined investment approach is essential to what makes Oppenheimer Main Street Small Cap Fund/VA part of THE RIGHT WAY TO INVEST.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2006. In the case of Non-Service shares, performance is measured from inception of the class on May 1, 1998. In the case of Service shares, performance is measured from inception of the class on July 16, 2001. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

      The Fund's performance is compared to the performance of the Russell 2000 Index, an unmanaged index of equity securities of small capitalization companies that is a measure of the small company market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.


                  4 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

NON-SERVICE SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

   Oppenheimer Main Street Small Cap Fund(R)/VA (Non-Service)

   Russell 2000 Index

             Oppenheimer Main Street Small Cap      Russell
                  Fund(R)/VA (Non-Service)        2000 Index

05/01/1998                 10,000                   10,000
06/30/1998                  9,560                    9,481
09/30/1998                  8,400                    7,571
12/31/1998                  9,600                    8,806
03/31/1999                  8,880                    8,328
06/30/1999                  9,310                    9,624
09/30/1999                  9,440                    9,015
12/31/1999                 14,070                   10,678
03/31/2000                 15,364                   11,434
06/30/2000                 13,178                   11,002
09/30/2000                 13,468                   11,124
12/31/2000                 11,490                   10,355
03/31/2001                  9,376                    9,682
06/30/2001                 11,334                   11,065
09/30/2001                  9,666                    8,765
12/31/2001                 11,448                   10,613
03/31/2002                 11,821                   11,036
06/30/2002                 11,490                   10,114
09/30/2002                  9,563                    7,949
12/31/2002                  9,645                    8,439
03/31/2003                  9,262                    8,060
06/30/2003                 11,200                    9,948
09/30/2003                 12,122                   10,851
12/31/2003                 13,924                   12,427
03/31/2004                 14,629                   13,205
06/30/2004                 14,681                   13,267
09/30/2004                 14,525                   12,888
12/31/2004                 16,628                   14,704
03/31/2005                 16,161                   13,919
06/30/2005                 16,703                   14,520
09/30/2005                 17,703                   15,201
12/31/2005                 18,278                   15,374
03/31/2006                 20,624                   17,517
06/30/2006                 19,746                   16,637
09/30/2006                 19,373                   16,710
12/31/2006                 21,019                   18,198

AVERAGE ANNUAL TOTAL RETURNS OF NON-SERVICE SHARES OF THE FUND AT 12/31/06

1-Year   15.00%     5-Year   12.92%     Since Inception (5/1/98)   8.95%

SERVICE SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

   Oppenheimer Main Street Small Cap Fund(R)/VA (Service)

   Russell 2000 Index

             Oppenheimer Main Street Small Cap      Russell
                   Fund(R)/VA (Service)           2000 Index

07/16/2001                 10,000                   10,000
09/30/2001                  8,784                    8,374
12/31/2001                 10,415                   10,140
03/31/2002                 10,763                   10,544
06/30/2002                 10,452                    9,663
09/30/2002                  8,690                    7,595
12/31/2002                  8,756                    8,063
03/31/2003                  8,417                    7,701
06/30/2003                 10,170                    9,505
09/30/2003                 10,999                   10,368
12/31/2003                 12,630                   11,873
03/31/2004                 13,261                   12,617
06/30/2004                 13,308                   12,676
09/30/2004                 13,157                   12,314
12/31/2004                 15,052                   14,050
03/31/2005                 14,626                   13,299
06/30/2005                 15,110                   13,874
09/30/2005                 16,001                   14,525
12/31/2005                 16,514                   14,689
03/31/2006                 18,615                   16,737
06/30/2006                 17,817                   15,896
09/30/2006                 17,468                   15,966
12/31/2006                 18,935                   17,387

AVERAGE ANNUAL TOTAL RETURNS OF SERVICE SHARES OF THE FUND AT 12/31/06

1-Year   14.66%     5-Year   12.70%     Since Inception (7/16/01)   12.41%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, CALL US AT 1.800.981.2871. THE FUND'S TOTAL RETURNS SHOULD NOT BE EXPECTED TO BE THE SAME AS THE RETURNS OF OTHER FUNDS, WHETHER OR NOT BOTH FUNDS HAVE THE SAME PORTFOLIO MANAGERS AND/OR SIMILAR NAMES. THE FUND'S TOTAL RETURNS DO NOT INCLUDE THE CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT PRODUCTS THAT OFFER THIS FUND. SUCH PERFORMANCE WOULD HAVE BEEN LOWER IF SUCH CHARGES WERE TAKEN INTO ACCOUNT.


                  5 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

FUND EXPENSES
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include redemption fees, if any; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2006.

ACTUAL EXPENSES. The "actual" lines of the table provide information about actual account values and actual expenses. You may use the information on this line for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the "actual" line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The "hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included, your costs would have been higher.

--------------------------------------------------------------------------------

                                 BEGINNING          ENDING             EXPENSES
                                 ACCOUNT            ACCOUNT            PAID DURING
                                 VALUE              VALUE              6 MONTHS ENDED
                                 (7/1/06)           (12/31/06)         DECEMBER 31, 2006
------------------------------------------------------------------------------------------
Non-Service shares Actual        $1,000.00          $1,064.50          $3.96
------------------------------------------------------------------------------------------
Non-Service shares Hypothetical   1,000.00           1,021.37           3.88
------------------------------------------------------------------------------------------
Service shares Actual             1,000.00           1,062.70           5.21
------------------------------------------------------------------------------------------
Service shares Hypothetical       1,000.00           1,020.16           5.10

Hypothetical assumes 5% annual return before expenses.

Expenses are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding affiliated fund indirect expenses, based on the 6-month period ended December 31, 2006 are as follows:

CLASS                EXPENSE RATIOS
-----------------------------------
Non-Service shares       0.76%
-----------------------------------
Service shares           1.00

The expense ratios reflect voluntary waivers or reimbursements of expenses by the Fund's Manager that can be terminated at any time, without advance notice. The "Financial Highlights" tables in the Fund's financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements.

--------------------------------------------------------------------------------


                  6 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF INVESTMENTS  December 31, 2006
--------------------------------------------------------------------------------

                                                                          VALUE
                                                     SHARES          SEE NOTE 1
--------------------------------------------------------------------------------
COMMON STOCKS--99.6%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--18.5%
--------------------------------------------------------------------------------
AUTO COMPONENTS--1.4%
Aftermarket Technology Corp. 1                       14,000    $        297,920
--------------------------------------------------------------------------------
ArvinMeritor, Inc. 2                                120,800           2,202,184
--------------------------------------------------------------------------------
Autoliv, Inc.                                        12,100             729,630
--------------------------------------------------------------------------------
Fuel Systems Solutions, Inc. 1,2                      4,299              94,922
--------------------------------------------------------------------------------
GenTek, Inc. 1,2                                      4,700             162,573
--------------------------------------------------------------------------------
Goodyear Tire & Rubber
Co. (The) 1,2                                        49,800           1,045,302
--------------------------------------------------------------------------------
Lear Corp. 2                                         56,400           1,665,492
--------------------------------------------------------------------------------
Modine Manufacturing Co. 2                           34,400             861,032
--------------------------------------------------------------------------------
Sauer-Danfoss, Inc. 2                                25,800             832,050
--------------------------------------------------------------------------------
Shiloh Industries, Inc. 1                             5,900             111,805
--------------------------------------------------------------------------------
Standard Motor Products, Inc.                           800              11,984
--------------------------------------------------------------------------------
Tenneco, Inc. 1                                      79,800           1,972,656
                                                               -----------------
                                                                      9,987,550

--------------------------------------------------------------------------------
AUTOMOBILES--0.1%
Winnebago Industries, Inc. 2                         30,200             993,882
--------------------------------------------------------------------------------
DISTRIBUTORS--0.1%
Building Materials Holding Corp.                     17,600             434,544
--------------------------------------------------------------------------------
DIVERSIFIED CONSUMER SERVICES--1.7%
Apollo Group, Inc., Cl. A 1                          15,000             584,550
--------------------------------------------------------------------------------
Bright Horizons
Family Solutions, Inc. 1,2                            9,800             378,868
--------------------------------------------------------------------------------
Career Education Corp. 1                             30,000             743,400
--------------------------------------------------------------------------------
Coinstar, Inc. 1                                     28,400             868,188
--------------------------------------------------------------------------------
Corinthian Colleges, Inc. 1,2                        65,400             891,402
--------------------------------------------------------------------------------
CPI Corp.                                             3,300             153,417
--------------------------------------------------------------------------------
DeVry, Inc                                           79,600           2,228,800
--------------------------------------------------------------------------------
INVESTools, Inc. 1,2                                 36,300             500,577
--------------------------------------------------------------------------------
ITT Educational Services, Inc. 1                     10,500             696,885
--------------------------------------------------------------------------------
Jackson Hewitt Tax Service, Inc.                     42,500           1,443,725
--------------------------------------------------------------------------------
Regis Corp.                                          19,500             771,030
--------------------------------------------------------------------------------
Service Corp. International                          29,400             301,350
--------------------------------------------------------------------------------
Sotheby's 2                                          12,900             400,158
--------------------------------------------------------------------------------
Steiner Leisure Ltd. 1,2                             17,300             787,150
--------------------------------------------------------------------------------
Stewart Enterprises, Inc. 2                          42,600             266,250
--------------------------------------------------------------------------------
Strayer Education, Inc. 2                             8,100             859,005
--------------------------------------------------------------------------------
Vertrue, Inc. 1,2                                     4,400             169,004
                                                               -----------------
                                                                     12,043,759

--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--2.3%
AFC Enterprises, Inc. 1,2                            11,100             196,137
--------------------------------------------------------------------------------
Ambassadors Group, Inc. 2                            13,000             394,550
--------------------------------------------------------------------------------
Aztar Corp. 1,2                                      18,400           1,001,328

                                                                          VALUE
                                                     SHARES          SEE NOTE 1
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE Continued
Bally Technologies, Inc. 1,2                         15,200    $        283,936
--------------------------------------------------------------------------------
Benihana, Inc., Cl. A 1                                 400              12,280
--------------------------------------------------------------------------------
Bob Evans Farms, Inc.                                41,214           1,410,343
--------------------------------------------------------------------------------
Brinker International, Inc.                          19,800             597,168
--------------------------------------------------------------------------------
Buffalo Wild Wings, Inc. 1                            6,800             361,760
--------------------------------------------------------------------------------
CBRL Group, Inc.                                     15,000             671,400
--------------------------------------------------------------------------------
CEC Entertainment, Inc. 1                             6,300             253,575
--------------------------------------------------------------------------------
Chipotle Mexican Grill, Inc., Cl. A 1,2               4,900             279,300
--------------------------------------------------------------------------------
Ctrip.com International Ltd., ADR 2                   8,500             531,080
--------------------------------------------------------------------------------
Denny's Corp. 1                                      53,700             252,927
--------------------------------------------------------------------------------
Domino's Pizza, Inc.                                 61,900           1,733,200
--------------------------------------------------------------------------------
Dover Downs Gaming &
Entertainment, Inc. 2                                24,700             330,239
--------------------------------------------------------------------------------
IHOP Corp. 2                                         23,900           1,259,530
--------------------------------------------------------------------------------
Jack in the Box, Inc. 1,2                            36,300           2,215,752
--------------------------------------------------------------------------------
Krispy Kreme Doughnuts, Inc. 1,2                     27,700             307,470
--------------------------------------------------------------------------------
Luby's, Inc. 1,2                                     19,500             212,355
--------------------------------------------------------------------------------
Marcus Corp. (The) 2                                  1,800              46,044
--------------------------------------------------------------------------------
McCormick & Schmick's
Seafood Restaurants, Inc. 1,2                        11,600             278,864
--------------------------------------------------------------------------------
Monarch Casino & Resort, Inc. 1,2                    12,500             298,500
--------------------------------------------------------------------------------
MTR Gaming Group, Inc. 1,2                           10,400             127,088
--------------------------------------------------------------------------------
Multimedia Games, Inc. 1,2                           15,300             146,880
--------------------------------------------------------------------------------
O'Charley's, Inc. 1                                  11,000             234,080
--------------------------------------------------------------------------------
Papa John's International, Inc. 1,2                  27,000             783,270
--------------------------------------------------------------------------------
Ruby Tuesday, Inc. 2                                  2,400              65,856
--------------------------------------------------------------------------------
Vail Resorts, Inc. 1,2                               14,400             645,408
--------------------------------------------------------------------------------
Wendy's International, Inc.                          24,700             817,323
--------------------------------------------------------------------------------
WMS Industries, Inc. 1,2                             23,200             808,752
                                                               -----------------
                                                                     16,556,395

--------------------------------------------------------------------------------
HOUSEHOLD DURABLES--1.6%
American Greetings Corp., Cl. A 2                    42,700           1,019,249
--------------------------------------------------------------------------------
Black & Decker Corp.                                  4,300             343,871
--------------------------------------------------------------------------------
Blyth, Inc. 2                                        41,800             867,350
--------------------------------------------------------------------------------
CSS Industries, Inc. 2                                  650              22,991
--------------------------------------------------------------------------------
Ethan Allen Interiors, Inc. 2                        33,700           1,216,907
--------------------------------------------------------------------------------
Furniture Brands
International, Inc. 2                                 5,100              82,773
--------------------------------------------------------------------------------
Interface, Inc., Cl. A 1                             70,900           1,008,198
--------------------------------------------------------------------------------
Jarden Corp. 1                                       16,200             563,598
--------------------------------------------------------------------------------
Kimball International, Inc., Cl. B                   38,300             930,690
--------------------------------------------------------------------------------
La-Z-Boy, Inc. 2                                     28,000             332,360
--------------------------------------------------------------------------------
Leggett & Platt, Inc.                                 8,700             207,930
--------------------------------------------------------------------------------
Meritage Homes Corp. 1,2                             18,800             897,136
--------------------------------------------------------------------------------
Skyline Corp. 2                                         400              16,088


                  7 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                          VALUE
                                                     SHARES          SEE NOTE 1
--------------------------------------------------------------------------------
HOUSEHOLD DURABLES Continued
Snap-On, Inc.                                        20,300    $        967,092
--------------------------------------------------------------------------------
Stanley Furniture Co., Inc. 2                        12,600             270,270
--------------------------------------------------------------------------------
Stanley Works (The)                                   6,300             316,827
--------------------------------------------------------------------------------
Tempur-Pedic International, Inc. 1,2                109,500           2,240,370
                                                               -----------------
                                                                     11,303,700

--------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL--0.6%
Blue Nile, Inc. 1,2                                   7,300             269,297
--------------------------------------------------------------------------------
Expedia, Inc. 1                                      11,700             245,466
--------------------------------------------------------------------------------
FTD Group, Inc. 1                                    18,000             322,020
--------------------------------------------------------------------------------
GSI Commerce, Inc. 1,2                                3,300              61,875
--------------------------------------------------------------------------------
IAC/InterActiveCorp 1                                20,800             772,928
--------------------------------------------------------------------------------
NetFlix.com, Inc. 1,2                                41,700           1,078,362
--------------------------------------------------------------------------------
NutriSystem, Inc. 1,2                                 3,700             234,543
--------------------------------------------------------------------------------
Priceline.com, Inc. 1,2                              26,400           1,151,304
--------------------------------------------------------------------------------
Stamps.com, Inc. 1,2                                  4,200              66,150
--------------------------------------------------------------------------------
Systemax, Inc. 1,2                                    6,000             104,700
                                                               -----------------
                                                                      4,306,645

--------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS--0.7%
Brunswick Corp.                                       7,600             242,440
--------------------------------------------------------------------------------
Eastman Kodak Co. 2                                  34,800             897,840
--------------------------------------------------------------------------------
Hasbro, Inc.                                         33,200             904,700
--------------------------------------------------------------------------------
K2, Inc. 1                                           23,300             307,327
--------------------------------------------------------------------------------
Marvel Entertainment, Inc. 1,2                       36,300             976,833
--------------------------------------------------------------------------------
Mattel, Inc.                                         50,200           1,137,532
--------------------------------------------------------------------------------
RC2 Corp. 1,2                                        10,700             470,800
--------------------------------------------------------------------------------
Steinway Musical Instruments,
Inc. 1                                                5,700             176,985
--------------------------------------------------------------------------------
Sturm, Ruger & Co., Inc. 1                            2,300              22,080
                                                               -----------------
                                                                      5,136,537

--------------------------------------------------------------------------------
MEDIA--1.5%
Arbitron, Inc. 2                                      5,300             230,232
--------------------------------------------------------------------------------
Catalina Marketing Corp.                              4,300             118,250
--------------------------------------------------------------------------------
Charter Communications, Inc.,
Cl. A 1,2                                           305,800             935,748
--------------------------------------------------------------------------------
Citadel Broadcasting Corp. 2                         47,100             469,116
--------------------------------------------------------------------------------
Cox Radio, Inc., Cl. A 1,2                           84,600           1,378,980
--------------------------------------------------------------------------------
Cumulus Media, Inc., Cl. A 1,2                       33,300             345,987
--------------------------------------------------------------------------------
Emmis Communications Corp.,
Cl. A 2                                               8,300              68,392
--------------------------------------------------------------------------------
GateHouse Media, Inc. 2                               9,400             174,464
--------------------------------------------------------------------------------
Harris Interactive, Inc. 1                            7,800              39,312
--------------------------------------------------------------------------------
Journal Register Co. 2                               26,100             190,530
--------------------------------------------------------------------------------
Knology, Inc. 1                                      13,900             147,896
--------------------------------------------------------------------------------
Lee Enterprises, Inc. 2                              26,800             832,408

                                                                          VALUE
                                                     SHARES          SEE NOTE 1
--------------------------------------------------------------------------------
MEDIA Continued
Lin TV Corp. 1                                       10,200    $         101,490
--------------------------------------------------------------------------------
Live Nation, Inc. 1                                  37,300             835,520
--------------------------------------------------------------------------------
LodgeNet Entertainment Corp. 1                       13,000             325,390
--------------------------------------------------------------------------------
Mediacom Communications
Corp. 1                                              62,400             501,696
--------------------------------------------------------------------------------
ProQuest Co. 1,2                                      3,100              32,395
--------------------------------------------------------------------------------
Radio One, Inc., Cl. D 1,2                           29,300             197,482
--------------------------------------------------------------------------------
RCN Corp. 1                                           5,200             156,780
--------------------------------------------------------------------------------
Readers Digest Assn., Inc. (The),
Cl. A, Non-Vtg.                                      27,800             464,260
--------------------------------------------------------------------------------
Regal Entertainment Group                            15,900             338,988
--------------------------------------------------------------------------------
Scholastic Corp. 1                                   27,600             989,184
--------------------------------------------------------------------------------
Sinclair Broadcast Group, Inc.,
Cl. A 2                                              72,100             757,050
--------------------------------------------------------------------------------
Warner Music Group Corp.                             20,400             468,180
--------------------------------------------------------------------------------
Westwood One, Inc. 2                                 38,000             268,280
--------------------------------------------------------------------------------
World Wrestling Federation
Entertainment, Inc. 2                                41,900             682,970
                                                               -----------------
                                                                     11,050,980

--------------------------------------------------------------------------------
MULTILINE RETAIL--0.8%
Big Lots, Inc. 1                                    101,800           2,333,256
--------------------------------------------------------------------------------
Dillard's, Inc., Cl. A 2                             23,200             811,304
--------------------------------------------------------------------------------
Dollar Tree Stores, Inc. 1                           35,000           1,053,500
--------------------------------------------------------------------------------
Family Dollar Stores, Inc.                           29,700             871,101
--------------------------------------------------------------------------------
Nordstrom, Inc.                                       6,900             340,446
--------------------------------------------------------------------------------
Retail Ventures, Inc. 1                              28,900             550,256
                                                               -----------------
                                                                      5,959,863

--------------------------------------------------------------------------------
SPECIALTY RETAIL--5.9%
Abercrombie & Fitch Co., Cl. A                       14,200             988,746
--------------------------------------------------------------------------------
Aeropostale, Inc. 1                                  74,500           2,299,815
--------------------------------------------------------------------------------
American Eagle Outfitters, Inc.                      31,650             987,797
--------------------------------------------------------------------------------
AnnTaylor Stores Corp. 1                             22,700             745,468
--------------------------------------------------------------------------------
Asbury Automotive Group, Inc.                        29,400             692,664
--------------------------------------------------------------------------------
AutoNation, Inc. 1                                   26,034             555,045
--------------------------------------------------------------------------------
AutoZone, Inc. 1                                      8,400             970,704
--------------------------------------------------------------------------------
Barnes & Noble, Inc.                                 25,800           1,024,518
--------------------------------------------------------------------------------
bebe stores, inc. 2                                  26,900             532,351
--------------------------------------------------------------------------------
Blockbuster, Inc., Cl. A 1,2                        145,600             770,224
--------------------------------------------------------------------------------
Books-A-Million, Inc. 2                              11,200             254,016
--------------------------------------------------------------------------------
Buckle, Inc. (The) 2                                 25,500           1,296,675
--------------------------------------------------------------------------------
Cache, Inc. 1,2                                       9,800             247,352
--------------------------------------------------------------------------------
Casual Male Retail Group, Inc. 1,2                   34,100             445,005
--------------------------------------------------------------------------------
Cato Corp., Cl. A                                    32,050             734,266
--------------------------------------------------------------------------------
Charlotte Russe Holding, Inc. 1                      16,500             507,375
--------------------------------------------------------------------------------
Charming Shoppes, Inc. 1                            147,100           1,990,263


                  8 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

                                                                          VALUE
                                                     SHARES          SEE NOTE 1
--------------------------------------------------------------------------------
SPECIALTY RETAIL Continued
Christopher & Banks Corp.                            50,800    $        947,928
--------------------------------------------------------------------------------
Circuit City Stores, Inc./Circuit
City Group                                           23,500             446,030
--------------------------------------------------------------------------------
CSK Auto Corp. 1,2                                   18,500             317,275
--------------------------------------------------------------------------------
Dick's Sporting Goods, Inc. 1                        13,600             666,264
--------------------------------------------------------------------------------
Dress Barn, Inc. (The) 1,2                           93,600           2,183,688
--------------------------------------------------------------------------------
DSW, Inc., Cl. A 1,2                                 46,600           1,797,362
--------------------------------------------------------------------------------
Genesco, Inc. 1,2                                    24,100             898,930
--------------------------------------------------------------------------------
Group 1 Automotive, Inc.                             39,300           2,032,596
--------------------------------------------------------------------------------
Gymboree Corp. 1                                     60,400           2,304,864
--------------------------------------------------------------------------------
Haverty Furniture Cos., Inc. 2                       13,600             201,280
--------------------------------------------------------------------------------
Men's Wearhouse, Inc. (The)                          33,150           1,268,319
--------------------------------------------------------------------------------
Midas, Inc. 1,2                                       6,000             138,000
--------------------------------------------------------------------------------
Mothers Work, Inc. 1,2                                3,000             118,170
--------------------------------------------------------------------------------
OfficeMax, Inc.                                      20,900           1,037,685
--------------------------------------------------------------------------------
Pacific Sunwear of California, Inc. 1                13,700             268,246
--------------------------------------------------------------------------------
Payless ShoeSource, Inc. 1                           83,000           2,724,060
--------------------------------------------------------------------------------
PETsMART, Inc.                                        7,300             210,678
--------------------------------------------------------------------------------
RadioShack Corp. 2                                   37,300             625,894
--------------------------------------------------------------------------------
Rent-A-Center, Inc. 1                                82,300           2,428,673
--------------------------------------------------------------------------------
Ross Stores, Inc.                                    29,400             861,420
--------------------------------------------------------------------------------
Select Comfort Corp. 1,2                             64,200           1,116,438
--------------------------------------------------------------------------------
Sherwin-Williams Co.                                 14,000             890,120
--------------------------------------------------------------------------------
Shoe Carnival, Inc. 1,2                              13,300             420,280
--------------------------------------------------------------------------------
Sonic Automotive, Inc. 2                             26,700             775,368
--------------------------------------------------------------------------------
Stage Stores, Inc. 2                                 14,250             433,058
--------------------------------------------------------------------------------
Syms Corp. 1                                          3,200              63,712
--------------------------------------------------------------------------------
Tween Brands, Inc. 1                                 34,500           1,377,585
--------------------------------------------------------------------------------
United Retail Group, Inc. 1                           5,000              70,100
--------------------------------------------------------------------------------
West Marine, Inc. 1,2                                 4,100              70,807
--------------------------------------------------------------------------------
Wet Seal, Inc., Cl. A 1,2                            55,800             372,186
                                                                ----------------
                                                                     42,109,300

--------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS--1.8%
Brown Shoe Co., Inc.                                 51,550           2,460,997
--------------------------------------------------------------------------------
Carter's, Inc. 1                                      5,100             130,050
--------------------------------------------------------------------------------
Cherokee, Inc.                                        3,700             158,767
--------------------------------------------------------------------------------
Deckers Outdoor Corp. 1,2                             7,700             461,615
--------------------------------------------------------------------------------
Jones Apparel Group, Inc.                            19,700             658,571
--------------------------------------------------------------------------------
K-Swiss, Inc., Cl. A 2                                8,500             261,290
--------------------------------------------------------------------------------
Kellwood Co. 2                                       47,800           1,554,456
--------------------------------------------------------------------------------
Liz Claiborne, Inc.                                   3,200             139,072
--------------------------------------------------------------------------------
Maidenform Brands, Inc. 1                            11,100             201,132
--------------------------------------------------------------------------------
Perry Ellis International, Inc. 1,2                   6,000             246,000
--------------------------------------------------------------------------------
Phillips/Van Heusen Corp.                             4,700             235,799
--------------------------------------------------------------------------------
Polo Ralph Lauren Corp.                              11,100             862,026

                                                                          VALUE
                                                     SHARES          SEE NOTE 1
--------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS Continued
Skechers USA, Inc., Cl. A 1                          49,600    $      1,652,176
--------------------------------------------------------------------------------
Steven Madden Ltd.                                   43,100           1,512,379
--------------------------------------------------------------------------------
True Religion Apparel, Inc. 1,2                       9,300             142,383
--------------------------------------------------------------------------------
VF Corp.                                              3,800             311,904
--------------------------------------------------------------------------------
Volcom, Inc. 1,2                                      1,400              41,398
--------------------------------------------------------------------------------
Wolverine World Wide, Inc. 2                         71,250           2,032,050
                                                               -----------------
                                                                     13,062,065

--------------------------------------------------------------------------------
CONSUMER STAPLES--2.7%
--------------------------------------------------------------------------------
BEVERAGES--0.2%
Boston Beer Co., Inc., Cl. A 1,2                      4,900             176,302
--------------------------------------------------------------------------------
Cott Corp. 1,2                                       10,800             154,548
--------------------------------------------------------------------------------
Jones Soda Co. 1,2                                    4,600              56,580
--------------------------------------------------------------------------------
MGP Ingredients, Inc. 2                              11,300             255,493
--------------------------------------------------------------------------------
Molson Coors Brewing Co., Cl. B                       9,800             749,112
--------------------------------------------------------------------------------
National Beverage Corp. 2                            13,700             192,211
                                                               -----------------
                                                                      1,584,246

--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--0.8%
Andersons, Inc. (The) 2                               1,300              55,107
--------------------------------------------------------------------------------
Arden Group, Inc., Cl. A 2                            1,405             173,953
--------------------------------------------------------------------------------
Casey's General Stores, Inc. 2                       24,900             586,395
--------------------------------------------------------------------------------
Ingles Markets, Inc., Cl. A                           6,800             202,572
--------------------------------------------------------------------------------
Longs Drug Stores, Inc.                              24,900           1,055,262
--------------------------------------------------------------------------------
Nash Finch Co. 2                                      5,300             144,690
--------------------------------------------------------------------------------
Pantry, Inc. (The) 1,2                               39,200           1,836,128
--------------------------------------------------------------------------------
Performance Food Group Co. 1,2                       13,800             381,432
--------------------------------------------------------------------------------
Rite Aid Corp. 1                                     39,000             212,160
--------------------------------------------------------------------------------
Smart & Final, Inc. 1,2                               7,600             143,640
--------------------------------------------------------------------------------
Spartan Stores, Inc.                                 14,100             295,113
--------------------------------------------------------------------------------
Weis Markets, Inc.                                    3,700             148,407
--------------------------------------------------------------------------------
Wild Oats Markets, Inc. 1,2                           8,800             126,544
                                                               -----------------
                                                                      5,361,403

--------------------------------------------------------------------------------
FOOD PRODUCTS--0.6%
Chiquita Brands International, Inc. 2                14,600             233,162
--------------------------------------------------------------------------------
Corn Products International, Inc.                     9,500             328,130
--------------------------------------------------------------------------------
Dean Foods Co. 1                                     18,100             765,268
--------------------------------------------------------------------------------
Delta & Pine Land Co.                                25,400           1,027,430
--------------------------------------------------------------------------------
Flowers Foods, Inc. 2                                17,300             466,927
--------------------------------------------------------------------------------
Gold Kist Holdings, Inc. 1                            1,600              33,632
--------------------------------------------------------------------------------
J&J Snack Foods Corp. 2                               6,800             281,520
--------------------------------------------------------------------------------
Premium Standard Farms, Inc.                         12,000             222,840
--------------------------------------------------------------------------------
Reddy Ice Holdings, Inc.                              6,200             160,084
--------------------------------------------------------------------------------
Seaboard Corp. 2                                        550             970,750
                                                               -----------------
                                                                      4,489,743


                  9 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                          VALUE
                                                     SHARES          SEE NOTE 1
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS--0.1%
Energizer Holdings, Inc. 1                           11,400    $        809,286
--------------------------------------------------------------------------------
Spectrum Brands, Inc. 1,2                             3,300              35,970
--------------------------------------------------------------------------------
WD-40 Co.                                             2,500              87,175
                                                               -----------------
                                                                        932,431

--------------------------------------------------------------------------------
PERSONAL PRODUCTS--0.8%
Chattem, Inc. 1,2                                    18,500             926,480
--------------------------------------------------------------------------------
Estee Lauder Cos., Inc. (The), Cl. A                  8,400             342,888
--------------------------------------------------------------------------------
Mannatech, Inc. 2                                    13,100             192,963
--------------------------------------------------------------------------------
NBTY, Inc. 1                                         50,500           2,099,285
--------------------------------------------------------------------------------
Physicians Formula Holdings, Inc. 1                  28,100             525,189
--------------------------------------------------------------------------------
Playtex Products, Inc. 1,2                           18,000             259,020
--------------------------------------------------------------------------------
USANA Health Sciences, Inc. 1,2                      18,600             960,876
                                                               -----------------
                                                                      5,306,701

--------------------------------------------------------------------------------
TOBACCO--0.2%
Loews Corp./Carolina Group                            6,900             446,568
--------------------------------------------------------------------------------
UST, Inc.                                            18,000           1,047,600
                                                               -----------------
                                                                      1,494,168

--------------------------------------------------------------------------------
ENERGY--4.9%
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--2.4%
Basic Energy Services, Inc. 1,2                      12,900             317,985
--------------------------------------------------------------------------------
Dril-Quip, Inc. 1,2                                  19,200             751,872
--------------------------------------------------------------------------------
Ensign Energy Services, Inc.                         27,200             428,940
--------------------------------------------------------------------------------
Global Industries Ltd. 1                             22,900             298,616
--------------------------------------------------------------------------------
Grey Wolf, Inc. 1,2                                 262,600           1,801,436
--------------------------------------------------------------------------------
Gulfmark Offshore, Inc. 1,2                          13,100             490,071
--------------------------------------------------------------------------------
Horizon North Logistics, Inc. 1                       1,470               4,488
--------------------------------------------------------------------------------
Hornbeck Offshore Services, Inc. 1,2                 20,100             717,570
--------------------------------------------------------------------------------
Hydril Co. 1,2                                       12,900             969,951
--------------------------------------------------------------------------------
Input/Output, Inc. 1,2                               70,200             956,826
--------------------------------------------------------------------------------
Leader Energy Services Ltd. 1,3                      74,600             105,552
--------------------------------------------------------------------------------
Lone Star Technologies, Inc. 1                       46,100           2,231,701
--------------------------------------------------------------------------------
Lufkin Industries, Inc. 2                               700              40,656
--------------------------------------------------------------------------------
Matrix Service Co. 1,2                               14,300             230,230
--------------------------------------------------------------------------------
NATCO Group, Inc., Cl. A 1,2                         11,400             363,432
--------------------------------------------------------------------------------
North American Energy
Partners, Inc. 1                                     36,100             587,708
--------------------------------------------------------------------------------
Parker Drilling Co. 1                               162,400           1,326,808
--------------------------------------------------------------------------------
Pason Systems, Inc.                                  12,500             142,134
--------------------------------------------------------------------------------
Patterson-UTI Energy, Inc.                            7,700             178,871
--------------------------------------------------------------------------------
Savanna Energy Services Corp. 1                       5,760              93,551
--------------------------------------------------------------------------------
Seacor Holdings, Inc. 1                               8,700             862,518
--------------------------------------------------------------------------------
Technicoil Corp. 1                                    7,100               6,393
--------------------------------------------------------------------------------
Technicoil Corp. 1                                  126,700             114,081

                                                                          VALUE
                                                     SHARES          SEE NOTE 1
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES Continued
Tidewater, Inc.                                      17,000    $        822,120
--------------------------------------------------------------------------------
Trican Well Service Ltd.                             18,900             329,330
--------------------------------------------------------------------------------
Trico Marine Services, Inc. 1,2                      10,300             394,593
--------------------------------------------------------------------------------
Universal Compression
Holdings, Inc. 1                                     13,800             857,118
--------------------------------------------------------------------------------
Veritas DGC, Inc. 1                                  14,100           1,207,383
--------------------------------------------------------------------------------
W-H Energy Services, Inc. 1                           5,300             258,057
                                                               -----------------
                                                                     16,889,991

--------------------------------------------------------------------------------
OIL & GAS--2.5%
Alberta Clipper Energy, Inc. 1                        7,887              40,783
--------------------------------------------------------------------------------
Alon USA Energy, Inc.                                36,100             949,791
--------------------------------------------------------------------------------
Atlas Energy Ltd. 1                                  64,300             226,069
--------------------------------------------------------------------------------
Atlas Energy Ltd. 1                                  27,900              98,092
--------------------------------------------------------------------------------
Birchcliff Energy Ltd. 1                              4,700              16,484
--------------------------------------------------------------------------------
Capitol Energy Resources Ltd. 1                      24,500              89,710
--------------------------------------------------------------------------------
Celtic Exploration Ltd. 1                             7,400              88,268
--------------------------------------------------------------------------------
Celtic Exploration Ltd. 1                             6,300              75,147
--------------------------------------------------------------------------------
Comstock Resources, Inc. 1                            5,600             173,936
--------------------------------------------------------------------------------
Cyries Energy, Inc. 1                                15,840             171,963
--------------------------------------------------------------------------------
Delek US Holdings, Inc.                               4,000              65,560
--------------------------------------------------------------------------------
Delphi Energy Corp. 1                                 5,000              10,633
--------------------------------------------------------------------------------
Delphi Energy Corp. 1                                35,000              74,433
--------------------------------------------------------------------------------
Duvernay Oil Corp. 1                                  2,200              65,143
--------------------------------------------------------------------------------
Edge Petroleum Corp. 1,2                              1,700              31,008
--------------------------------------------------------------------------------
Ember Resources, Inc. 1                               5,887              12,974
--------------------------------------------------------------------------------
Ember Resources, Inc. 1                               9,700              21,377
--------------------------------------------------------------------------------
Foundation Coal Holdings, Inc.                       60,600           1,924,656
--------------------------------------------------------------------------------
Frontier Oil Corp.                                   28,200             810,468
--------------------------------------------------------------------------------
Galleon Energy, Inc., Cl. A 1                        10,350             160,466
--------------------------------------------------------------------------------
Galleon Energy, Inc.,
Subscription Receipts 1                              11,250             174,420
--------------------------------------------------------------------------------
General Maritime Corp. 2                             31,200           1,097,928
--------------------------------------------------------------------------------
Giant Industries, Inc. 1                                700              52,465
--------------------------------------------------------------------------------
Harvest Natural Resources, Inc. 1                     1,800              19,134
--------------------------------------------------------------------------------
Highpine Oil & Gas Ltd. 1                               511               6,880
--------------------------------------------------------------------------------
Highpine Oil & Gas Ltd. 1                             1,700              22,887
--------------------------------------------------------------------------------
Holly Corp.                                          17,300             889,220
--------------------------------------------------------------------------------
Kereco Energy Ltd. 1                                 29,365             186,844
--------------------------------------------------------------------------------
Mahalo Energy Ltd. 1,3                               19,500              58,860
--------------------------------------------------------------------------------
Midnight Oil Exploration Ltd. 1                      45,050              91,556
--------------------------------------------------------------------------------
Midnight Oil Exploration Ltd. 1,3                    27,900              56,702
--------------------------------------------------------------------------------
Mission Oil & Gas, Inc. 1                             8,732              94,722
--------------------------------------------------------------------------------
Mission Oil & Gas, Inc. 1,4                           6,400              69,425
--------------------------------------------------------------------------------
Newfield Exploration Co. 1                            4,000             183,800
--------------------------------------------------------------------------------
OMI Corp. 2                                          55,300           1,170,701


                 10 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

                                                                          VALUE
                                                     SHARES          SEE NOTE 1
--------------------------------------------------------------------------------
OIL & GAS Continued
Open Range Energy Corp. 1                               910    $          2,575
--------------------------------------------------------------------------------
Overseas Shipholding Group, Inc. 2                   13,500             760,050
--------------------------------------------------------------------------------
Paramount Resources Ltd., Cl. A 1                    25,200             518,630
--------------------------------------------------------------------------------
Pogo Producing Co.                                    4,300             208,292
--------------------------------------------------------------------------------
ProEx Energy Ltd. 1                                   8,840              97,409
--------------------------------------------------------------------------------
ProspEx Resources Ltd. 1                             51,920             197,680
--------------------------------------------------------------------------------
Real Resources, Inc. 1                                4,800              68,739
--------------------------------------------------------------------------------
Redstar Oil & Gas, Inc. 1                            35,955              39,465
--------------------------------------------------------------------------------
Rosetta Resources, Inc. 1                             1,400              26,138
--------------------------------------------------------------------------------
Sound Energy Trust                                   16,966              74,344
--------------------------------------------------------------------------------
St. Mary Land & Exploration Co.                       3,600             132,624
--------------------------------------------------------------------------------
Sunoco, Inc.                                         17,600           1,097,536
--------------------------------------------------------------------------------
Sure Energy, Inc. 1                                   6,023               4,855
--------------------------------------------------------------------------------
Swift Energy Co. 1,2                                 13,800             618,378
--------------------------------------------------------------------------------
Teekay Shipping Corp.                                 1,600              69,792
--------------------------------------------------------------------------------
Tesoro Corp.                                         11,700             769,509
--------------------------------------------------------------------------------
Thunder Energy Trust                                 11,833              57,534
--------------------------------------------------------------------------------
True Energy Trust                                     1,464               9,403
--------------------------------------------------------------------------------
Tusk Energy Corp. 1                                  26,300              71,041
--------------------------------------------------------------------------------
Tusk Energy Corp. 1,4                                21,300              57,535
--------------------------------------------------------------------------------
Tusk Energy Corp. 1                                  77,900             210,423
--------------------------------------------------------------------------------
USEC, Inc. 1,2                                      171,500           2,181,480
--------------------------------------------------------------------------------
VAALCO Energy, Inc. 1,2                              48,800             329,400
--------------------------------------------------------------------------------
Vero Energy, Inc. 1                                   2,482              12,898
--------------------------------------------------------------------------------
Western Refining, Inc. 2                             53,200           1,354,472
--------------------------------------------------------------------------------
Zenas Energy Corp. 1                                 17,437              46,652
                                                               -----------------
                                                                     18,299,359

--------------------------------------------------------------------------------
FINANCIALS--12.2%
--------------------------------------------------------------------------------
CAPITAL MARKETS--0.9%
Cohen & Steers, Inc. 2                               23,900             960,063
--------------------------------------------------------------------------------
Janus Capital Group, Inc.                            32,600             703,834
--------------------------------------------------------------------------------
KBW, Inc. 1                                           2,300              67,597
--------------------------------------------------------------------------------
Knight Capital Group, Inc., Cl. A 1                 115,500           2,214,135
--------------------------------------------------------------------------------
Lazard Ltd., Cl. A 2                                  3,300             156,222
--------------------------------------------------------------------------------
Penson Worldwide, Inc. 1,2                              100               2,741
--------------------------------------------------------------------------------
Piper Jaffray Cos., Inc. 1,2                         32,700           2,130,405
--------------------------------------------------------------------------------
Stifel Financial Corp. 1,2                            3,000             117,690
--------------------------------------------------------------------------------
SWS Group, Inc. 2                                    12,100             431,970
                                                               -----------------
                                                                      6,784,657

--------------------------------------------------------------------------------
COMMERCIAL BANKS--0.9%
BancorpSouth, Inc.                                    6,500             174,330
--------------------------------------------------------------------------------
Banner Corp. 2                                        2,300             101,982
--------------------------------------------------------------------------------
Citizens Banking Corp.                                1,700              45,050
--------------------------------------------------------------------------------
City Holding Co.                                      7,100             290,319

                                                                          VALUE
                                                     SHARES          SEE NOTE 1
--------------------------------------------------------------------------------
COMMERCIAL BANKS Continued
Columbia Banking System, Inc. 2                       5,090    $        178,761
--------------------------------------------------------------------------------
Community Trust Bancorp, Inc. 2                       1,815              75,377
--------------------------------------------------------------------------------
Financial Institutions, Inc. 2                          700              16,135
--------------------------------------------------------------------------------
First Citizens BancShares, Inc., Cl. A                1,300             263,432
--------------------------------------------------------------------------------
First Security Group, Inc.                           14,800             170,644
--------------------------------------------------------------------------------
First South Bancorp, Inc. 2                             600              19,134
--------------------------------------------------------------------------------
Frontier Financial Corp. 2                           10,450             305,454
--------------------------------------------------------------------------------
Greater Bay Bancorp                                  34,800             916,284
--------------------------------------------------------------------------------
Greene County Bancshares, Inc. 2                      1,400              55,622
--------------------------------------------------------------------------------
Hancock Holding Co. 2                                15,800             834,872
--------------------------------------------------------------------------------
Hanmi Financial Corp.                                20,300             457,359
--------------------------------------------------------------------------------
Independent Bank Corp.                                5,827             147,365
--------------------------------------------------------------------------------
Intervest Bancshares Corp. 1,2                        7,800             268,398
--------------------------------------------------------------------------------
National Penn Bancshares, Inc. 2                      1,315              26,629
--------------------------------------------------------------------------------
Porter Bancorp, Inc.                                  2,500              55,475
--------------------------------------------------------------------------------
Preferred Bank                                        3,300             198,297
--------------------------------------------------------------------------------
PrivateBancorp, Inc. 2                                5,900             245,617
--------------------------------------------------------------------------------
Provident Bankshares Corp. 2                         10,951             389,856
--------------------------------------------------------------------------------
Republic Bancorp, Inc., Cl. A 2                       2,400              60,216
--------------------------------------------------------------------------------
Southwest Bancorp, Inc.                               2,600              72,436
--------------------------------------------------------------------------------
Sterling Bancshares, Inc. 2                           6,850              89,187
--------------------------------------------------------------------------------
Sterling Financial Corp.,
Western US 2                                         25,075             847,786
--------------------------------------------------------------------------------
Taylor Capital Group, Inc. 2                            500              18,305
--------------------------------------------------------------------------------
Union Bankshares Corp. 2                                350              10,707
--------------------------------------------------------------------------------
United Community Banks, Inc. 2                        2,400              77,568
                                                               -----------------
                                                                      6,412,597

--------------------------------------------------------------------------------
CONSUMER FINANCE--1.2%
Advanta Corp., Cl. B 2                               38,400           1,675,392
--------------------------------------------------------------------------------
AmeriCredit Corp. 1                                  33,100             833,127
--------------------------------------------------------------------------------
ASTA Funding, Inc. 2                                 12,600             383,544
--------------------------------------------------------------------------------
Cash America International, Inc. 2                   38,100           1,786,890
--------------------------------------------------------------------------------
Credit Acceptance Corp. 1,2                           3,428             114,255
--------------------------------------------------------------------------------
Dollar Financial Corp. 1                              7,900             220,094
--------------------------------------------------------------------------------
EZCORP, Inc., Cl. A 1,2                              33,600             546,000
--------------------------------------------------------------------------------
First Cash Financial Services, Inc. 1                 6,500             168,155
--------------------------------------------------------------------------------
First Marblehead Corp. (The)                         15,900             868,935
--------------------------------------------------------------------------------
World Acceptance Corp. 1,2                           34,900           1,638,555
                                                               -----------------
                                                                      8,234,947

--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--0.2%
IntercontinentalExchange, Inc. 1                      2,900             312,910
--------------------------------------------------------------------------------
International Securities
Exchange, Inc., Cl. A 2                              21,000             982,590
--------------------------------------------------------------------------------
Medallion Financial Corp. 2                           2,100              25,977


                 11 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                          VALUE
                                                     SHARES          SEE NOTE 1
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES Continued
Resource America, Inc., Cl. A 2                       1,500    $         39,600
                                                               -----------------
                                                                      1,361,077

INSURANCE--3.8%
Affirmative Insurance
Holdings, Inc.                                        4,000              65,080
--------------------------------------------------------------------------------
AMBAC Financial Group, Inc.                          10,900             970,863
--------------------------------------------------------------------------------
American Financial Group, Inc.                        3,900             140,049
--------------------------------------------------------------------------------
American Physicians Capital, Inc. 1                  10,950             438,438
--------------------------------------------------------------------------------
Argonaut Group, Inc. 1                               28,600             996,996
--------------------------------------------------------------------------------
Assurant, Inc.                                       18,500           1,022,125
--------------------------------------------------------------------------------
Bristol West Holdings, Inc.                          15,000             237,450
--------------------------------------------------------------------------------
CNA Financial Corp. 1                                13,100             528,192
--------------------------------------------------------------------------------
CNA Surety Corp. 1                                   19,200             412,800
--------------------------------------------------------------------------------
Commerce Group, Inc. (The)                           11,500             342,125
--------------------------------------------------------------------------------
Darwin Professional
Underwriters, Inc. 1,2                                6,300             147,735
--------------------------------------------------------------------------------
Delphi Financial Group, Inc., Cl. A 2                39,250           1,588,055
--------------------------------------------------------------------------------
Direct General Corp. 2                               15,900             328,176
--------------------------------------------------------------------------------
Donegal Group, Inc., Cl. A 2                          9,166             179,562
--------------------------------------------------------------------------------
EMC Insurance Group, Inc. 2                           5,500             187,660
--------------------------------------------------------------------------------
FBL Financial Group, Inc., Cl. A 2                    8,500             332,180
--------------------------------------------------------------------------------
First Mercury Financial Corp. 1                       4,000              94,080
--------------------------------------------------------------------------------
FPIC Insurance Group, Inc. 1                          6,900             268,893
--------------------------------------------------------------------------------
Great American Financial
Resources, Inc. 2                                     1,900              43,795
--------------------------------------------------------------------------------
Hanover Insurance Group, Inc.                        14,400             702,720
--------------------------------------------------------------------------------
Harleysville Group, Inc.                             22,700             790,414
--------------------------------------------------------------------------------
Horace Mann Educators Corp. 2                        25,700             519,140
--------------------------------------------------------------------------------
Infinity Property & Casualty Corp.                   24,400           1,180,716
--------------------------------------------------------------------------------
IPC Holdings Ltd.                                       600              18,870
--------------------------------------------------------------------------------
LandAmerica Financial
Group, Inc. 2                                         1,000              63,110
--------------------------------------------------------------------------------
Markel Corp. 1                                          500             240,050
--------------------------------------------------------------------------------
MBIA, Inc.                                           15,100           1,103,206
--------------------------------------------------------------------------------
Meadowbrook Insurance
Group, Inc. 1                                        20,000             197,800
--------------------------------------------------------------------------------
Midland Co. (The) 2                                   1,700              71,315
--------------------------------------------------------------------------------
National Western Life Insurance
Co., Cl. A 2                                            800             184,112
--------------------------------------------------------------------------------
Nationwide Financial Services,
Inc., Cl. A                                          11,200             607,040
--------------------------------------------------------------------------------
Odyssey Re Holdings Corp. 2                           6,300             234,990
--------------------------------------------------------------------------------
Ohio Casualty Corp.                                  63,800           1,901,878
--------------------------------------------------------------------------------
Old Republic International Corp.                     16,850             392,268
--------------------------------------------------------------------------------
OneBeacon Insurance Group Ltd. 1                     17,700             495,600
--------------------------------------------------------------------------------
Partnerre Holdings Ltd.                               7,600             539,828

                                                                          VALUE
                                                     SHARES          SEE NOTE 1
--------------------------------------------------------------------------------
INSURANCE Continued
Phoenix Cos., Inc. (The)                             76,900    $      1,221,941
--------------------------------------------------------------------------------
Presidential Life Corp. 2                             8,100             177,795
--------------------------------------------------------------------------------
ProCentury Corp.                                     15,200             281,200
--------------------------------------------------------------------------------
Reinsurance Group of
America, Inc.                                         2,900             161,530
--------------------------------------------------------------------------------
RenaissanceRe Holdings Ltd.                           4,700             282,000
--------------------------------------------------------------------------------
RLI Corp.                                            10,400             586,768
--------------------------------------------------------------------------------
Safeco Corp.                                         14,400             900,720
--------------------------------------------------------------------------------
Safety Insurance Group, Inc. 2                       16,000             811,360
--------------------------------------------------------------------------------
Seabright Insurance Holdings, Inc. 1                  5,400              97,254
--------------------------------------------------------------------------------
Selective Insurance Group, Inc. 2                    21,500           1,231,735
--------------------------------------------------------------------------------
State Auto Financial Corp.                           13,300             461,909
--------------------------------------------------------------------------------
Torchmark Corp.                                       5,300             337,928
--------------------------------------------------------------------------------
Tower Group, Inc.                                    11,000             341,770
--------------------------------------------------------------------------------
Transatlantic Holdings, Inc.                            700              43,470
--------------------------------------------------------------------------------
U.S.I. Holdings Corp. 1,2                             6,000              92,160
--------------------------------------------------------------------------------
United America Indemnity Ltd.,
Cl. A 1,2                                            13,606             344,640
--------------------------------------------------------------------------------
Universal American Financial
Corp. 1                                               5,800             108,112
--------------------------------------------------------------------------------
Zenith National Insurance Corp.                      44,400           2,082,804
                                                               -----------------
                                                                     27,132,407

--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS--3.2%
Acadia Realty Trust 2                                 4,600             115,092
--------------------------------------------------------------------------------
Agree Realty Corp. 2                                  7,300             250,901
--------------------------------------------------------------------------------
Alexandria Real Estate Equities,
Inc.                                                  5,800             582,320
--------------------------------------------------------------------------------
AMB Property Corp.                                    3,700             216,857
--------------------------------------------------------------------------------
American Home Mortgage
Investment Corp. 2                                    3,200             112,384
--------------------------------------------------------------------------------
Ashford Hospitality Trust                             9,800             122,010
--------------------------------------------------------------------------------
Associated Estates Realty Corp. 2                     5,100              70,074
--------------------------------------------------------------------------------
BioMed Realty Trust, Inc. 2                          13,400             383,240
--------------------------------------------------------------------------------
Brandywine Realty Trust                              18,114             602,291
--------------------------------------------------------------------------------
BRE Properties, Inc., Cl. A 2                         1,800             117,036
--------------------------------------------------------------------------------
Camden Property Trust                                 2,900             214,165
--------------------------------------------------------------------------------
Capital Trust, Cl. A                                  1,300              64,922
--------------------------------------------------------------------------------
CapitalSource, Inc. 2                                18,700             510,697
--------------------------------------------------------------------------------
CBL & Associates Properties, Inc.                    11,000             476,850
--------------------------------------------------------------------------------
Cedar Shopping Centers, Inc.                          4,300              68,413
--------------------------------------------------------------------------------
CentraCore Properties Trust 2                         1,900              61,427
--------------------------------------------------------------------------------
Colonial Properties Trust 2                           9,554             447,892
--------------------------------------------------------------------------------
Corporate Office Properties Trust                     9,800             494,606
--------------------------------------------------------------------------------
Crescent Real Estate Equities, Inc.                   8,000             158,000
--------------------------------------------------------------------------------
DCT Industrial Trust, Inc.                           27,500             324,500


                 12 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

                                                                          VALUE
                                                     SHARES          SEE NOTE 1
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS Continued
DiamondRock Hospitality Co.                          29,900    $        538,499
--------------------------------------------------------------------------------
Digital Realty Trust, Inc.                           12,800             438,144
--------------------------------------------------------------------------------
Duke Realty Investments, Inc.                         2,600             106,340
--------------------------------------------------------------------------------
EastGroup Properties, Inc. 2                          5,300             283,868
--------------------------------------------------------------------------------
Entertainment Properties Trust                        4,900             286,356
--------------------------------------------------------------------------------
Equity Inns, Inc. 2                                  22,700             362,292
--------------------------------------------------------------------------------
Equity Lifestyle Properties, Inc.                     1,300              70,759
--------------------------------------------------------------------------------
Equity One, Inc. 2                                   14,900             397,234
--------------------------------------------------------------------------------
Federal Realty Investment Trust                       3,700             314,500
--------------------------------------------------------------------------------
FelCor Lodging Trust, Inc.                           10,100             220,584
--------------------------------------------------------------------------------
First Industrial Realty Trust, Inc. 2                13,100             614,259
--------------------------------------------------------------------------------
First Potomac Realty Trust                              900              26,199
--------------------------------------------------------------------------------
Franklin Street Properties Corp.                      1,100              23,155
--------------------------------------------------------------------------------
Friedman, Billings, Ramsey Group,
Inc., Cl. A 2                                         3,300              26,400
--------------------------------------------------------------------------------
Glimcher Realty Trust 2                               6,700             178,957
--------------------------------------------------------------------------------
Gramercy Capital Corp. 2                              5,300             163,717
--------------------------------------------------------------------------------
Health Care REIT, Inc. 2                              7,100             305,442
--------------------------------------------------------------------------------
Healthcare Realty Trust, Inc. 2                       6,900             272,826
--------------------------------------------------------------------------------
Highland Hospitality Corp.                           13,000             185,250
--------------------------------------------------------------------------------
Highwoods Properties, Inc.                           12,300             501,348
--------------------------------------------------------------------------------
Home Properties of New York, Inc.                    10,400             616,408
--------------------------------------------------------------------------------
Hospitality Properties Trust                          8,500             404,005
--------------------------------------------------------------------------------
HRPT Properties Trust 2                               7,300              90,155
--------------------------------------------------------------------------------
Inland Real Estate Corp. 2                            9,200             172,224
--------------------------------------------------------------------------------
Innkeepers USA Trust                                  8,900             137,950
--------------------------------------------------------------------------------
iStar Financial, Inc.                                 1,100              52,602
--------------------------------------------------------------------------------
Kilroy Realty Corp.                                   3,800             296,400
--------------------------------------------------------------------------------
Kimco Realty Corp.                                      730              32,814
--------------------------------------------------------------------------------
Kite Realty Group Trust                               1,100              20,482
--------------------------------------------------------------------------------
KKR Financial Corp.                                   6,900             184,851
--------------------------------------------------------------------------------
LaSalle Hotel Properties                              5,500             252,175
--------------------------------------------------------------------------------
Lexington Realty Trust 2                             10,100             226,442
--------------------------------------------------------------------------------
Liberty Property Trust                                8,900             437,346
--------------------------------------------------------------------------------
Longview Fibre Co. Real Estate
Investment Trust                                     17,176             377,013
--------------------------------------------------------------------------------
LTC Properties, Inc. 2                                7,600             207,556
--------------------------------------------------------------------------------
Macerich Co. (The)                                      900              77,913
--------------------------------------------------------------------------------
Mack-Cali Realty Corp.                                6,100             311,100
--------------------------------------------------------------------------------
Maguire Properties, Inc.                             11,700             468,000
--------------------------------------------------------------------------------
Mid-America Apartment
Communities, Inc. 2                                   8,300             475,092
--------------------------------------------------------------------------------
National Retail Properties, Inc. 2                   18,700             429,165
--------------------------------------------------------------------------------
Nationwide Health Properties, Inc.                   13,900             420,058
--------------------------------------------------------------------------------
Newcastle Investment Corp. 2                          2,700              84,564
--------------------------------------------------------------------------------
Omega Healthcare Investors, Inc.                      5,500              97,460

                                                                          VALUE
                                                     SHARES          SEE NOTE 1
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS Continued
Parkway Properties, Inc. 2                            4,100    $        209,141
--------------------------------------------------------------------------------
Pennsylvania Real Estate
Investment Trust                                      7,800             307,164
--------------------------------------------------------------------------------
Post Properties, Inc. 2                               7,000             319,900
--------------------------------------------------------------------------------
PS Business Parks, Inc.                               5,500             388,905
--------------------------------------------------------------------------------
RAIT Financial Trust 2                                1,100              37,928
--------------------------------------------------------------------------------
Ramco-Gershenson Properties
Trust 2                                               3,800             144,932
--------------------------------------------------------------------------------
Realty Income Corp. 2                                 9,700             268,690
--------------------------------------------------------------------------------
Reckson Associates Realty Corp.                       1,600              72,960
--------------------------------------------------------------------------------
Redwood Trust, Inc. 2                                 1,400              81,312
--------------------------------------------------------------------------------
Regency Centers Corp.                                 2,600             203,242
--------------------------------------------------------------------------------
Senior Housing Properties Trust 2                    21,700             531,216
--------------------------------------------------------------------------------
SL Green Realty Corp.                                 1,600             212,448
--------------------------------------------------------------------------------
Sovran Self Storage, Inc. 2                           7,000             400,960
--------------------------------------------------------------------------------
Spirit Finance Corp. 2                               22,300             278,081
--------------------------------------------------------------------------------
Strategic Hotels & Resorts, Inc.                     28,500             621,015
--------------------------------------------------------------------------------
Sunstone Hotel Investors, Inc.                       14,900             398,277
--------------------------------------------------------------------------------
Tanger Factory Outlet Centers, Inc. 2                11,600             453,328
--------------------------------------------------------------------------------
U-Store-It Real Estate Investment
Trust 2                                               5,800             119,190
--------------------------------------------------------------------------------
United Dominion Realty Trust, Inc. 2                 11,200             356,048
--------------------------------------------------------------------------------
Ventas, Inc.                                         10,300             435,896
--------------------------------------------------------------------------------
Washington Real Estate Investment
Trust 2                                               9,800             392,000
--------------------------------------------------------------------------------
Weingarten Realty Investors 2                         5,700             262,827
--------------------------------------------------------------------------------
Winston Hotels, Inc. 2                                4,800              63,600
                                                               -----------------
                                                                     23,140,641

--------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT & DEVELOPMENT--0.1%
CB Richard Ellis Group, Inc., Cl. A 1                19,300             640,760
--------------------------------------------------------------------------------
Stratus Properties, Inc. 1                            2,300              73,600
                                                               -----------------
                                                                        714,360

--------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE--1.9%
Bank Mutual Corp. 2                                  16,136             195,407
--------------------------------------------------------------------------------
BankUnited Financial Corp., Cl. A 2                   6,800             190,128
--------------------------------------------------------------------------------
Citizens First Bancorp, Inc. 2                        1,600              49,184
--------------------------------------------------------------------------------
Corus Bankshares, Inc. 2                             69,900           1,612,593
--------------------------------------------------------------------------------
Downey Financial Corp. 2                                300              21,774
--------------------------------------------------------------------------------
Federal Agricultural Mortgage
Corp., Non-Vtg. 2                                     7,000             189,910
--------------------------------------------------------------------------------
First Defiance Financial Corp.                          500              15,150
--------------------------------------------------------------------------------
First Financial Holdings, Inc. 2                      2,400              94,032
--------------------------------------------------------------------------------
First Niagara Financial Group, Inc.                  69,000           1,025,340
--------------------------------------------------------------------------------
First Place Financial Corp. 2                         2,400              56,376
--------------------------------------------------------------------------------
FirstFed Financial Corp. 1,2                         24,400           1,634,068


                 13 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                          VALUE
                                                     SHARES          SEE NOTE 1
--------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE Continued
Fremont General Corp. 2                              80,200    $      1,300,042
--------------------------------------------------------------------------------
ITLA Capital Corp.                                      600              34,746
--------------------------------------------------------------------------------
KBNT Bancorp, Inc. 2                                  1,100              18,403
--------------------------------------------------------------------------------
MAF Bancorp, Inc.                                    15,500             692,695
--------------------------------------------------------------------------------
MGIC Investment Corp.                                12,600             788,004
--------------------------------------------------------------------------------
NexCen Brands, Inc. 1,2                               5,500              39,765
--------------------------------------------------------------------------------
Ocwen Financial Corp. 1,2                            83,900           1,330,654
--------------------------------------------------------------------------------
PFF Bancorp, Inc. 2                                  19,210             662,937
--------------------------------------------------------------------------------
PMI Group, Inc. (The)                                17,500             825,475
--------------------------------------------------------------------------------
Provident Financial Services, Inc.                   29,200             529,396
--------------------------------------------------------------------------------
Radian Group, Inc.                                   13,800             743,958
--------------------------------------------------------------------------------
TierOne Corp. 2                                       9,300             293,973
--------------------------------------------------------------------------------
Triad Guaranty, Inc. 1,2                             16,900             927,303
--------------------------------------------------------------------------------
WSFS Financial Corp.                                  3,300             220,869
                                                               -----------------
                                                                     13,492,182

--------------------------------------------------------------------------------
HEALTH CARE--8.2%
--------------------------------------------------------------------------------
BIOTECHNOLOGY--0.3%
Alexion Pharmaceuticals, Inc. 1,2                     2,000              80,780
--------------------------------------------------------------------------------
Alnylam Pharmaceuticals, Inc. 1,2                     1,400              29,960
--------------------------------------------------------------------------------
Applera Corp./Celera Genomics
Group 1                                               8,600             120,314
--------------------------------------------------------------------------------
Array BioPharma, Inc. 1                               1,600              20,672
--------------------------------------------------------------------------------
Digene Corp. 1                                        3,500             167,720
--------------------------------------------------------------------------------
Enzon Pharmaceuticals, Inc. 1,2                      13,200             112,332
--------------------------------------------------------------------------------
Indevus Pharmaceuticals, Inc. 1,2                     4,000              28,400
--------------------------------------------------------------------------------
Isis Pharmaceuticals, Inc. 1,2                       24,000             266,880
--------------------------------------------------------------------------------
Omrix Biopharmaceuticals, Inc. 1                      3,600             108,936
--------------------------------------------------------------------------------
OSI Pharmaceuticals, Inc. 1,2                         2,500              87,450
--------------------------------------------------------------------------------
QLT PhotoTherapeutics, Inc. 1,2                      16,300             137,898
--------------------------------------------------------------------------------
Regeneron Pharmaceuticals, Inc. 1                     7,600             152,532
--------------------------------------------------------------------------------
Savient Pharmaceuticals, Inc. 1                      24,701             276,898
--------------------------------------------------------------------------------
United Therapeutics Corp. 1,2                         8,000             434,960
                                                               -----------------
                                                                      2,025,732

--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--1.7%
Abaxis, Inc. 1,2                                      5,000              96,250
--------------------------------------------------------------------------------
Advanced Medical Optics, Inc. 1                       7,300             256,960
--------------------------------------------------------------------------------
Biosite, Inc. 1,2                                    17,500             854,875
--------------------------------------------------------------------------------
Candela Corp. 1                                      14,900             184,313
--------------------------------------------------------------------------------
Cholestech Corp. 1                                    2,000              36,840
--------------------------------------------------------------------------------
Dade Behring Holdings, Inc.                           9,200             366,252
--------------------------------------------------------------------------------
Datascope Corp. 2                                       700              25,508
--------------------------------------------------------------------------------
DJO, Inc. 1                                           9,300             398,226
--------------------------------------------------------------------------------
Edwards Lifesciences Corp. 1                         18,200             856,128
--------------------------------------------------------------------------------
Greatbatch, Inc. 1,2                                 11,100             298,812

                                                                          VALUE
                                                     SHARES          SEE NOTE 1
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES Continued
Hillenbrand Industries, Inc.                          3,200    $        182,176
--------------------------------------------------------------------------------
ICU Medical, Inc. 1,2                                 3,400             138,312
--------------------------------------------------------------------------------
IDEXX Laboratories, Inc. 1                            3,100             245,830
--------------------------------------------------------------------------------
Immucor, Inc. 1,2                                    80,300           2,347,169
--------------------------------------------------------------------------------
Integra LifeSciences Holdings
Corp. 1,2                                            10,600             451,454
--------------------------------------------------------------------------------
Invacare Corp. 2                                      2,400              58,920
--------------------------------------------------------------------------------
Kinetic Concepts, Inc. 1,2                           13,800             545,790
--------------------------------------------------------------------------------
Medical Action Industries, Inc. 1,2                     200               6,448
--------------------------------------------------------------------------------
Mentor Corp. 2                                       13,700             669,519
--------------------------------------------------------------------------------
Meridian Bioscience, Inc. 2                           4,100             100,573
--------------------------------------------------------------------------------
Palomar Medical Technologies,
Inc. 1,2                                             30,200           1,530,234
--------------------------------------------------------------------------------
Quidel Corp. 1,2                                     18,000             245,160
--------------------------------------------------------------------------------
West Pharmaceutical Services, Inc.                   39,400           2,018,462
--------------------------------------------------------------------------------
Zoll Medical Corp. 1,2                               10,400             605,696
                                                               -----------------
                                                                     12,519,907

--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--3.1%
Air Methods Corp. 1,2                                 7,500             209,400
--------------------------------------------------------------------------------
AMERIGROUP Corp. 1                                   74,400           2,670,216
--------------------------------------------------------------------------------
AmerisourceBergen Corp.                              22,800           1,025,088
--------------------------------------------------------------------------------
Apria Healthcare Group, Inc. 1                       50,700           1,351,155
--------------------------------------------------------------------------------
Bio-Reference Laboratories, Inc. 1,2                  3,500              78,715
--------------------------------------------------------------------------------
Centene Corp. 1,2                                    56,200           1,380,834
--------------------------------------------------------------------------------
Chemed Corp.                                         44,100           1,630,818
--------------------------------------------------------------------------------
CorVel Corp. 1                                        4,600             218,822
--------------------------------------------------------------------------------
Coventry Health Care, Inc. 1                         18,400             920,920
--------------------------------------------------------------------------------
Cross Country Healthcare, Inc. 1,2                   14,900             325,118
--------------------------------------------------------------------------------
Emergency Medical Services LP, Cl. A 1                1,400              29,372
--------------------------------------------------------------------------------
Express Scripts, Inc. 1                               4,600             329,360
--------------------------------------------------------------------------------
Genesis HealthCare Corp. 1,2                         10,000             472,300
--------------------------------------------------------------------------------
Healthspring, Inc. 1,2                               46,800             952,380
--------------------------------------------------------------------------------
Healthways, Inc. 1                                   31,200           1,488,552
--------------------------------------------------------------------------------
HMS Holdings Corp. 1                                  4,600              69,690
--------------------------------------------------------------------------------
Humana, Inc. 1                                       21,700           1,200,227
--------------------------------------------------------------------------------
InVentiv Health, Inc. 1                               6,400             226,240
--------------------------------------------------------------------------------
Kindred Healthcare, Inc. 1                           56,600           1,429,150
--------------------------------------------------------------------------------
Laboratory Corp. of America
Holdings 1                                           15,800           1,160,826
--------------------------------------------------------------------------------
Landauer, Inc. 2                                        200              10,494
--------------------------------------------------------------------------------
LCA-Vision, Inc. 2                                    5,600             192,416
--------------------------------------------------------------------------------
Lincare Holdings, Inc. 1                              7,500             298,800
--------------------------------------------------------------------------------
Magellan Health Services, Inc. 1                     36,600           1,581,852
--------------------------------------------------------------------------------
Manor Care, Inc.                                        300              14,076
--------------------------------------------------------------------------------
MedCath Corp. 1                                       7,500             205,200


                 14 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

                                                                          VALUE
                                                     SHARES          SEE NOTE 1
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES Continued
Molina Healthcare, Inc. 1,2                          44,600    $      1,449,946
--------------------------------------------------------------------------------
National HealthCare Corp. 2                           2,400             132,480
--------------------------------------------------------------------------------
Odyssey Healthcare, Inc. 1,2                         12,800             169,728
--------------------------------------------------------------------------------
Pediatrix Medical Group, Inc. 1                         600              29,340
--------------------------------------------------------------------------------
PSS World Medical, Inc. 1,2                          30,500             595,665
--------------------------------------------------------------------------------
Res-Care, Inc. 1,2                                    6,500             117,975
--------------------------------------------------------------------------------
Visicu, Inc. 1,2                                      1,900              21,280
--------------------------------------------------------------------------------
WellCare Health Plans, Inc. 1                         8,600             592,540
                                                               -----------------
                                                                     22,580,975

--------------------------------------------------------------------------------
HEALTH CARE TECHNOLOGY--0.4%
AMICAS, Inc. 1,2                                      9,400              27,636
--------------------------------------------------------------------------------
Computer Programs & Systems, Inc.                     5,100             173,349
--------------------------------------------------------------------------------
Dendrite International, Inc. 1                       16,940             181,427
--------------------------------------------------------------------------------
Emdeon Corp. 1                                       67,900             841,281
--------------------------------------------------------------------------------
IMS Health, Inc.                                      9,400             258,312
--------------------------------------------------------------------------------
Omnicell, Inc. 1,2                                   20,100             374,463
--------------------------------------------------------------------------------
Per-Se Technologies, Inc. 1,2                         8,100             225,018
--------------------------------------------------------------------------------
Phase Forward, Inc. 1,2                              19,800             296,604
--------------------------------------------------------------------------------
Trizetto Group, Inc. 1,2                              2,900              53,273
--------------------------------------------------------------------------------
Vital Images, Inc. 1,2                                2,900             100,920
                                                               -----------------
                                                                      2,532,283

--------------------------------------------------------------------------------
LIFE SCIENCES TOOLS & SERVICES--1.0%
Albany Molecular Research, Inc. 1                       500               5,280
--------------------------------------------------------------------------------
Applera Corp./Applied Biosystems
Group                                                33,400           1,225,446
--------------------------------------------------------------------------------
Bio-Rad Laboratories, Inc., Cl. A 1,2                 7,000             577,640
--------------------------------------------------------------------------------
Bruker BioSciences Corp. 1,2                         34,600             259,846
--------------------------------------------------------------------------------
Charles River Laboratories
International, Inc. 1                                 2,900             125,425
--------------------------------------------------------------------------------
Diversa Corp. 1,2                                     1,800              19,584
--------------------------------------------------------------------------------
Illumina, Inc. 1                                     11,400             448,134
--------------------------------------------------------------------------------
Invitrogen Corp. 1                                    6,200             350,858
--------------------------------------------------------------------------------
Kendle International, Inc. 1                         10,300             323,935
--------------------------------------------------------------------------------
Luminex Corp. 1                                       9,900             125,730
--------------------------------------------------------------------------------
Molecular Devices Corp. 1,2                          10,500             221,235
--------------------------------------------------------------------------------
Parexel International Corp. 1                        23,700             686,589
--------------------------------------------------------------------------------
Pharmanet Development Group, Inc. 1                  11,000             242,770
--------------------------------------------------------------------------------
Thermo Fisher Scientific, Inc. 1                     22,600           1,023,554
--------------------------------------------------------------------------------
Varian, Inc. 1                                       31,000           1,388,490
--------------------------------------------------------------------------------
Waters Corp. 1                                        8,400             411,348
                                                               -----------------
                                                                      7,435,864

--------------------------------------------------------------------------------
PHARMACEUTICALS--1.7%
Alpharma, Inc., Cl. A                                60,600           1,460,460
--------------------------------------------------------------------------------
BioMimetic Therapeutics, Inc. 1,2                    21,100             278,309

                                                                          VALUE
                                                     SHARES          SEE NOTE 1
--------------------------------------------------------------------------------
PHARMACEUTICALS Continued
Bradley Pharmaceuticals, Inc. 1,2                    15,000    $        308,700
--------------------------------------------------------------------------------
DepoMed, Inc. 1,2                                     4,200              14,490
--------------------------------------------------------------------------------
Endo Pharmaceuticals Holdings, Inc. 1,2              30,700             846,706
--------------------------------------------------------------------------------
King Pharmaceuticals, Inc. 1                         41,500             660,680
--------------------------------------------------------------------------------
Medicines Co. (The) 1                                22,800             723,216
--------------------------------------------------------------------------------
Medicis Pharmaceutical Corp., Cl. A 2                45,300           1,591,389
--------------------------------------------------------------------------------
Mylan Laboratories, Inc.                             34,500             688,620
--------------------------------------------------------------------------------
New River Pharmaceuticals, Inc. 1,2                   8,800             481,448
--------------------------------------------------------------------------------
Noven Pharmaceuticals, Inc. 1,2                      15,800             402,110
--------------------------------------------------------------------------------
Pain Therapeutics, Inc. 1,2                          35,900             319,510
--------------------------------------------------------------------------------
Perrigo Co.                                          42,300             731,790
--------------------------------------------------------------------------------
Pozen, Inc. 1,2                                      10,800             183,492
--------------------------------------------------------------------------------
Sciele Pharma, Inc. 1,2                              61,000           1,464,000
--------------------------------------------------------------------------------
ViroPharma, Inc. 1                                   91,400           1,338,096
--------------------------------------------------------------------------------
Watson Pharmaceuticals, Inc. 1                       22,900             596,087
                                                               -----------------
                                                                     12,089,103

--------------------------------------------------------------------------------
INDUSTRIALS--16.7%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE--1.1%
AerCap Holdings NV 1                                 38,100             883,158
--------------------------------------------------------------------------------
Armor Holdings, Inc. 1,2                             18,700           1,025,695
--------------------------------------------------------------------------------
Astronics Corp., Cl. B 1                                650              10,855
--------------------------------------------------------------------------------
Ceradyne, Inc. 1,2                                   23,100           1,305,150
--------------------------------------------------------------------------------
Cubic Corp. 2                                         1,400              30,380
--------------------------------------------------------------------------------
Curtiss-Wright Corp. 2                                2,300              85,284
--------------------------------------------------------------------------------
DynCorp International, Inc., Cl. A 1                 11,200             177,744
--------------------------------------------------------------------------------
K&F Industries Holdings, Inc. 1,2                    12,500             283,875
--------------------------------------------------------------------------------
L-3 Communications Holdings, Inc.                     4,300             351,654
--------------------------------------------------------------------------------
Orbital Sciences Corp. 1,2                           90,000           1,659,600
--------------------------------------------------------------------------------
Spirit Aerosystems Holdings, Inc.,
Cl. A 1                                              21,560             721,613
--------------------------------------------------------------------------------
Teledyne Technologies, Inc. 1                        24,100             967,133
--------------------------------------------------------------------------------
Triumph Group, Inc.                                     500              26,215
--------------------------------------------------------------------------------
United Industrial Corp. 2                             8,000             406,000
                                                               -----------------
                                                                      7,934,356

--------------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS--0.8%
ABX Air, Inc. 1                                      12,800              88,704
--------------------------------------------------------------------------------
Atlas Air Worldwide Holdings, Inc. 1,2               15,600             694,200
--------------------------------------------------------------------------------
EGL, Inc. 1                                          27,600             821,928
--------------------------------------------------------------------------------
Hub Group, Inc., Cl. A 1                             74,400           2,049,720
--------------------------------------------------------------------------------
Pacer International, Inc.                            58,500           1,741,545
                                                               -----------------
                                                                      5,396,097

--------------------------------------------------------------------------------
AIRLINES--0.8%
Alaska Air Group, Inc. 1                             41,400           1,635,300


                 15 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                          VALUE
                                                     SHARES          SEE NOTE 1
--------------------------------------------------------------------------------
AIRLINES Continued
Allegiant Travel Co. 1                                2,020    $         56,681
--------------------------------------------------------------------------------
AMR Corp. 1                                          46,600           1,408,718
--------------------------------------------------------------------------------
Continental Airlines, Inc., Cl. B 1,2                32,300           1,332,375
--------------------------------------------------------------------------------
ExpressJet Holdings, Inc. 1                          33,000             267,300
--------------------------------------------------------------------------------
Frontier Airlines Holdings, Inc. 1,2                 19,200             142,080
--------------------------------------------------------------------------------
Mesa Air Group, Inc. 1,2                              1,100               9,427
--------------------------------------------------------------------------------
SkyWest, Inc.                                        20,100             512,751
--------------------------------------------------------------------------------
US Airways Group, Inc. 1                              3,100             166,935
                                                               -----------------
                                                                      5,531,567

--------------------------------------------------------------------------------
BUILDING PRODUCTS--0.6%
American Woodmark Corp. 2                            11,600             485,460
--------------------------------------------------------------------------------
Ameron International Corp. 2                          6,100             465,857
--------------------------------------------------------------------------------
Builders FirstSource, Inc. 1,2                       25,300             451,099
--------------------------------------------------------------------------------
Goodman Global, Inc. 1,2                             20,200             347,440
--------------------------------------------------------------------------------
Insteel Industries, Inc. 2                           17,300             307,767
--------------------------------------------------------------------------------
Jacuzzi Brands, Inc. 1                                2,600              32,318
--------------------------------------------------------------------------------
PW Eagle, Inc. 2                                     12,100             417,450
--------------------------------------------------------------------------------
Universal Forest Products, Inc. 2                    32,300           1,505,826
                                                               -----------------
                                                                      4,013,217

--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--5.2%
ABM Industries, Inc. 2                                2,200              49,962
--------------------------------------------------------------------------------
Acco Brands Corp. 1                                   8,100             214,407
--------------------------------------------------------------------------------
Administaff, Inc. 2                                  51,100           2,185,547
--------------------------------------------------------------------------------
Allied Waste Industries, Inc. 1                      27,200             334,288
--------------------------------------------------------------------------------
American Ecology Corp. 2                              2,000              37,020
--------------------------------------------------------------------------------
American Reprographics Co. 1,2                       15,600             519,636
--------------------------------------------------------------------------------
AMREP Corp. 2                                         2,500             306,250
--------------------------------------------------------------------------------
Avery-Dennison Corp.                                  4,900             332,857
--------------------------------------------------------------------------------
Banta Corp.                                          25,200             917,280
--------------------------------------------------------------------------------
Bowne & Co., Inc.                                     5,900              94,046
--------------------------------------------------------------------------------
CBIZ, Inc. 1,2                                       40,200             280,194
--------------------------------------------------------------------------------
CDI Corp. 2                                             700              17,430
--------------------------------------------------------------------------------
Central Parking Corp. 2                              12,400             223,200
--------------------------------------------------------------------------------
Cenveo, Inc. 1,2                                     54,600           1,157,520
--------------------------------------------------------------------------------
Clean Harbors, Inc. 1                                18,300             885,903
--------------------------------------------------------------------------------
COMSYS IT Partners, Inc. 1                           13,600             274,856
--------------------------------------------------------------------------------
Consolidated Graphics, Inc. 1                        15,900             939,213
--------------------------------------------------------------------------------
Cornell Corrections, Inc. 1,2                         3,400              62,322
--------------------------------------------------------------------------------
Corrections Corp. of America 1                        9,950             450,039
--------------------------------------------------------------------------------
Covanta Holding Corp. 1                              34,400             758,176
--------------------------------------------------------------------------------
CRA International, Inc. 1,2                           4,900             256,760
--------------------------------------------------------------------------------
Deluxe Corp. 2                                       57,400           1,446,480
--------------------------------------------------------------------------------
Diamond Management &
Technology Consultants, Inc. 2                        5,100              63,444

                                                                          VALUE
                                                     SHARES          SEE NOTE 1
--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES Continued
Donnelley (R.R.) & Sons Co.                          15,200    $        540,208
--------------------------------------------------------------------------------
Ennis, Inc. 2                                        17,700             432,942
--------------------------------------------------------------------------------
Exponent, Inc. 1,2                                   15,100             281,766
--------------------------------------------------------------------------------
First Consulting Group, Inc. 1,2                      5,300              72,928
--------------------------------------------------------------------------------
Geo Group, Inc. (The) 1                               5,800             217,616
--------------------------------------------------------------------------------
Harland (John H.) Co.                                46,600           2,339,320
--------------------------------------------------------------------------------
Healthcare Services Group, Inc. 2                     7,674             222,239
--------------------------------------------------------------------------------
Heidrick & Struggles International,
Inc. 1,2                                             12,200             516,792
--------------------------------------------------------------------------------
ICT Group, Inc. 1,2                                   9,900             312,741
--------------------------------------------------------------------------------
IHS, Inc., Cl. A 1                                   15,000             592,200
--------------------------------------------------------------------------------
Ikon Office Solutions, Inc.                         129,200           2,115,004
--------------------------------------------------------------------------------
Kelly Services, Inc., Cl. A 2                         2,200              63,668
--------------------------------------------------------------------------------
Kenexa Corp. 1,2                                      5,600             186,256
--------------------------------------------------------------------------------
Kforce, Inc. 1,2                                     17,300             210,541
--------------------------------------------------------------------------------
Knoll, Inc.                                          50,100           1,102,200
--------------------------------------------------------------------------------
Korn-Ferry International 1                           96,800           2,222,528
--------------------------------------------------------------------------------
Labor Ready, Inc. 1                                 114,100           2,091,453
--------------------------------------------------------------------------------
Manpower, Inc.                                       14,100           1,056,513
--------------------------------------------------------------------------------
Miller (Herman), Inc.                                 9,100             330,876
--------------------------------------------------------------------------------
On Assignment, Inc. 1,2                              14,800             173,900
--------------------------------------------------------------------------------
PeopleSupport, Inc. 1,2                              12,400             261,020
--------------------------------------------------------------------------------
PHH Corp. 1                                          35,600           1,027,772
--------------------------------------------------------------------------------
Pike Electric Corp. 1                                11,100             181,263
--------------------------------------------------------------------------------
Resources Connection, Inc. 1,2                        1,500              47,760
--------------------------------------------------------------------------------
Robert Half International, Inc.                       9,400             348,928
--------------------------------------------------------------------------------
SAIC, Inc. 1,2                                        4,700              83,613
--------------------------------------------------------------------------------
School Specialty, Inc. 1                              5,100             191,199
--------------------------------------------------------------------------------
SITEL Corp. 1                                        17,800              75,116
--------------------------------------------------------------------------------
Spherion Corp. 1                                     45,000             334,350
--------------------------------------------------------------------------------
Standard Register Co. (The) 2                         4,800              57,600
--------------------------------------------------------------------------------
Steelcase, Inc., Cl. A                               40,000             726,400
--------------------------------------------------------------------------------
Team, Inc. 1,2                                        6,100             212,463
--------------------------------------------------------------------------------
TeleTech Holdings, Inc. 1,2                           9,300             222,084
--------------------------------------------------------------------------------
Tetra Tech, Inc. 1,2                                 91,800           1,660,662
--------------------------------------------------------------------------------
United Stationers, Inc. 1                            10,600             494,914
--------------------------------------------------------------------------------
Viad Corp.                                           42,200           1,713,320
--------------------------------------------------------------------------------
Volt Information Sciences, Inc. 1,2                  14,000             702,940
--------------------------------------------------------------------------------
Waste Industries USA, Inc.                            4,100             125,132
--------------------------------------------------------------------------------
Watson Wyatt & Co. Holdings                          47,500           2,144,625
                                                               -----------------
                                                                     37,499,682

--------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING--0.9%
Baker (Michael) Corp. 1,2                             2,600              58,890
--------------------------------------------------------------------------------
Chicago Bridge & Iron Co. NV                         21,100             576,874
--------------------------------------------------------------------------------
Comfort Systems USA, Inc.                            31,000             391,840


                 16 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

                                                                          VALUE
                                                     SHARES          SEE NOTE 1
--------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING Continued
EMCOR Group, Inc. 1                                  43,000    $      2,444,550
--------------------------------------------------------------------------------
Granite Construction, Inc.                           13,600             684,352
--------------------------------------------------------------------------------
Infrasource Services, Inc. 1                         64,400           1,401,988
--------------------------------------------------------------------------------
Insituform Technologies, Inc., Cl. A 1,2              2,500              64,650
--------------------------------------------------------------------------------
Perini Corp. 1                                       10,500             323,190
--------------------------------------------------------------------------------
Quanta Services, Inc. 1                              29,600             582,232
--------------------------------------------------------------------------------
Sterling Construction Co., Inc. 1,2                   2,400              52,224
                                                               -----------------
                                                                      6,580,790

--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--1.8%
Acuity Brands, Inc.                                  44,500           2,315,780
--------------------------------------------------------------------------------
AZZ, Inc. 1                                             400              20,480
--------------------------------------------------------------------------------
Baldor Electric Co. 2                                34,800           1,163,016
--------------------------------------------------------------------------------
Belden CDT, Inc. 2                                   57,300           2,239,857
--------------------------------------------------------------------------------
Cooper Industries Ltd., Cl. A                         4,300             388,849
--------------------------------------------------------------------------------
EnerSys, Inc. 1                                      27,200             435,200
--------------------------------------------------------------------------------
First Solar, Inc. 1                                   2,100              62,580
--------------------------------------------------------------------------------
Franklin Electric Co., Inc. 2                         1,200              61,668
--------------------------------------------------------------------------------
General Cable Corp. 1                                18,900             826,119
--------------------------------------------------------------------------------
Genlyte Group, Inc. (The) 1,2                         6,500             507,715
--------------------------------------------------------------------------------
GrafTech International Ltd. 1,2                      37,700             260,884
--------------------------------------------------------------------------------
II-VI, Inc. 1                                         6,200             173,228
--------------------------------------------------------------------------------
Lamson & Sessions Co. (The) 1,2                       8,500             206,210
--------------------------------------------------------------------------------
LSI Industries, Inc.                                  7,200             142,920
--------------------------------------------------------------------------------
Regal-Beloit Corp. 2                                 31,900           1,675,069
--------------------------------------------------------------------------------
Smith (A.O.) Corp. 2                                  3,900             146,484
--------------------------------------------------------------------------------
Superior Essex, Inc. 1                               20,200             671,650
--------------------------------------------------------------------------------
Thomas & Betts Corp. 1                                5,100             241,128
--------------------------------------------------------------------------------
Vicor Corp. 2                                        18,300             203,313
--------------------------------------------------------------------------------
Woodward Governor Co. 2                              35,600           1,413,676
                                                               -----------------
                                                                     13,155,826

--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--0.2%
Sequa Corp., Cl. A1                                   5,800             667,348
--------------------------------------------------------------------------------
Teleflex, Inc.                                        3,500             225,960
--------------------------------------------------------------------------------
Tredegar Corp. 2                                      7,200             162,792
                                                               -----------------
                                                                      1,056,100

--------------------------------------------------------------------------------
MACHINERY--3.6%
Actuant Corp., Cl. A 2                               12,600             600,390
--------------------------------------------------------------------------------
AGCO Corp. 1,2                                       29,000             897,260
--------------------------------------------------------------------------------
Albany International Corp., Cl. A                    12,200             401,502
--------------------------------------------------------------------------------
American Railcar Industries, Inc. 2                   4,600             156,584
--------------------------------------------------------------------------------
American Science & Engineering, Inc. 1,2              1,800             107,118
--------------------------------------------------------------------------------
Ampco-Pittsburgh Corp.                               10,900             364,932

                                                                          VALUE
                                                     SHARES          SEE NOTE 1
--------------------------------------------------------------------------------
MACHINERY Continued
Astec Industries, Inc. 1,2                            8,200    $        287,820
--------------------------------------------------------------------------------
Briggs & Stratton Corp. 2                            11,900             320,705
--------------------------------------------------------------------------------
Bucyrus International, Inc., Cl. A 2                 15,700             812,632
--------------------------------------------------------------------------------
Cascade Corp. 2                                       3,800             201,020
--------------------------------------------------------------------------------
Commercial Vehicle Group, Inc. 1                        900              19,620
--------------------------------------------------------------------------------
Cummins, Inc.                                         7,800             921,804
--------------------------------------------------------------------------------
Dynamic Materials Corp. 2                             7,700             216,370
--------------------------------------------------------------------------------
Eaton Corp.                                           8,400             631,176
--------------------------------------------------------------------------------
Federal Signal Corp.                                 21,100             338,444
--------------------------------------------------------------------------------
Flow International Corp. 1                           24,000             264,480
--------------------------------------------------------------------------------
Freightcar America, Inc. 2                            8,900             493,505
--------------------------------------------------------------------------------
Gardner Denver, Inc. 1                               48,800           1,820,728
--------------------------------------------------------------------------------
Gorman-Rupp Co. (The)                                 1,275              47,137
--------------------------------------------------------------------------------
Kadant, Inc. 1                                        8,500             207,230
--------------------------------------------------------------------------------
Kaydon Corp.                                         45,900           1,824,066
--------------------------------------------------------------------------------
Lindsay Manufacturing Co. 2                           8,200             267,730
--------------------------------------------------------------------------------
Manitowoc Co., Inc. (The)                            10,900             647,787
--------------------------------------------------------------------------------
Middleby Corp. (The) 1,2                              3,100             324,477
--------------------------------------------------------------------------------
Miller Industries, Inc. 1,2                           6,300             151,200
--------------------------------------------------------------------------------
Mueller Industries, Inc. 2                           46,500           1,474,050
--------------------------------------------------------------------------------
NACCO Industries, Inc., Cl. A                        10,300           1,406,980
--------------------------------------------------------------------------------
Navistar International Corp. 1                        6,000             200,580
--------------------------------------------------------------------------------
Nordson Corp.                                        39,300           1,958,319
--------------------------------------------------------------------------------
RBC Bearings, Inc. 1                                  7,500             214,950
--------------------------------------------------------------------------------
Robbins & Myers, Inc.                                 9,700             445,424
--------------------------------------------------------------------------------
SPX Corp.                                            14,900             911,284
--------------------------------------------------------------------------------
Sun Hydraulics Corp. 2                                2,300              47,173
--------------------------------------------------------------------------------
Tennant Co. 2                                        10,700             310,300
--------------------------------------------------------------------------------
Terex Corp. 1                                         4,300             277,694
--------------------------------------------------------------------------------
Titan International, Inc. 2                          10,600             213,590
--------------------------------------------------------------------------------
Toro Co. (The)                                       47,500           2,214,925
--------------------------------------------------------------------------------
Valmont Industries, Inc. 2                           37,800           2,097,522
--------------------------------------------------------------------------------
Wabtec Corp.                                         62,500           1,898,750
                                                               -----------------
                                                                     25,997,258

--------------------------------------------------------------------------------
MARINE--0.3%
American Commercial Lines, Inc. 1                    15,500           1,015,405
--------------------------------------------------------------------------------
Horizon Lines, Inc., Cl. A                           41,700           1,124,232
                                                               -----------------
                                                                      2,139,637

--------------------------------------------------------------------------------
ROAD & RAIL--0.7%
Arkansas Best Corp. 2                                15,100             543,600
--------------------------------------------------------------------------------
Dollar Thrifty Automotive
--------------------------------------------------------------------------------
Group, Inc. 1,2                                       7,500             342,075
--------------------------------------------------------------------------------
Genesee & Wyoming, Inc., Cl. A 1,2                    7,700             202,048
--------------------------------------------------------------------------------
Heartland Express, Inc.                               7,900             118,658


                 17 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                          VALUE
                                                     SHARES          SEE NOTE 1
--------------------------------------------------------------------------------
ROAD & RAIL Continued
Kansas City Southern 1,2                             17,800    $        515,844
--------------------------------------------------------------------------------
Laidlaw International, Inc.                          31,300             952,459
--------------------------------------------------------------------------------
P.A.M. Transportation Services, Inc. 1,2              3,900              85,878
--------------------------------------------------------------------------------
Ryder Systems, Inc.                                   4,800             245,088
--------------------------------------------------------------------------------
Saia, Inc. 1                                         13,600             315,656
--------------------------------------------------------------------------------
Swift Transportation Co., Inc. 1                     65,900           1,731,193
--------------------------------------------------------------------------------
Universal Truckload Services, Inc. 1                    500              11,875
--------------------------------------------------------------------------------
Werner Enterprises, Inc. 2                            9,400             164,312
                                                               -----------------
                                                                      5,228,686

--------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS--0.7%
Applied Industrial Technologies, Inc.                61,075           1,606,883
--------------------------------------------------------------------------------
BlueLinx Holdings, Inc. 2                            19,300             200,720
--------------------------------------------------------------------------------
Houston Wire & Cable Co. 1,2                          8,400             175,560
--------------------------------------------------------------------------------
Interline Brands, Inc. 1                             24,300             546,021
--------------------------------------------------------------------------------
Kaman Corp., Cl. A 2                                  5,000             111,950
--------------------------------------------------------------------------------
Rush Enterprises, Inc., Cl. A 1,2                     8,800             148,896
--------------------------------------------------------------------------------
UAP Holding Corp.                                    47,000           1,183,460
--------------------------------------------------------------------------------
United Rentals, Inc. 1,2                             28,300             719,669
--------------------------------------------------------------------------------
W.W. Grainger, Inc.                                   8,300             580,502
                                                               -----------------
                                                                      5,273,661

--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--24.3%
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--3.1%
ADTRAN, Inc.                                         65,700           1,491,390
--------------------------------------------------------------------------------
Anaren Microwave, Inc. 1,2                           19,200             340,992
--------------------------------------------------------------------------------
Andrew Corp. 1                                        5,000              51,150
--------------------------------------------------------------------------------
Arris Group, Inc. 1                                 189,400           2,369,394
--------------------------------------------------------------------------------
Avaya, Inc. 1                                        77,500           1,083,450
--------------------------------------------------------------------------------
Avocent Corp. 1                                      10,300             348,655
--------------------------------------------------------------------------------
Black Box Corp. 2                                     3,300             138,567
--------------------------------------------------------------------------------
C-COR.net Corp. 1,2                                  23,200             258,448
--------------------------------------------------------------------------------
Carrier Access Corp. 1                                9,800              64,288
--------------------------------------------------------------------------------
CommScope, Inc. 1                                    79,900           2,435,352
--------------------------------------------------------------------------------
Comtech Telecommunications
Corp. 1,2                                            20,600             784,242
--------------------------------------------------------------------------------
Digi International, Inc. 1,2                         14,800             204,092
--------------------------------------------------------------------------------
Ditech Networks, Inc. 1,2                            21,000             145,320
--------------------------------------------------------------------------------
Dycom Industries, Inc. 1                              7,700             162,624
--------------------------------------------------------------------------------
EMS Technologies, Inc. 1                             12,200             244,366
--------------------------------------------------------------------------------
Extreme Networks, Inc. 1                             53,100             222,489
--------------------------------------------------------------------------------
Foundry Networks, Inc. 1                             60,500             906,290
--------------------------------------------------------------------------------
Harmonic, Inc. 1,2                                   35,000             254,450
--------------------------------------------------------------------------------
Inter-Tel, Inc. 2                                     1,100              24,376
--------------------------------------------------------------------------------
InterDigital Communications Corp. 1,2                74,700           2,506,185
--------------------------------------------------------------------------------
Oplink Communications, Inc. 1,2                      11,800             242,608

                                                                          VALUE
                                                     SHARES          SEE NOTE 1
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT Continued
Packeteer, Inc. 1,2                                   2,400    $         32,640
--------------------------------------------------------------------------------
Performance Technologies, Inc. 1,2                    8,300              49,717
--------------------------------------------------------------------------------
Plantronics, Inc. 2                                   3,500              74,200
--------------------------------------------------------------------------------
Polycom, Inc. 1                                      76,800           2,373,888
--------------------------------------------------------------------------------
Redback Networks, Inc. 1                              7,100             177,074
--------------------------------------------------------------------------------
SafeNet, Inc. 1,2                                     6,600             158,004
--------------------------------------------------------------------------------
Sonus Networks, Inc. 1                              131,200             864,608
--------------------------------------------------------------------------------
Stratex Networks, Inc. 1,2                            9,900              47,817
--------------------------------------------------------------------------------
Symmetricom, Inc. 1,2                                 5,400              48,168
--------------------------------------------------------------------------------
Tekelec, Inc. 1,2                                    61,400             910,562
--------------------------------------------------------------------------------
Tellabs, Inc. 1                                      45,800             469,908
--------------------------------------------------------------------------------
UTStarcom, Inc. 1,2                                 217,300           1,901,375
--------------------------------------------------------------------------------
ViaSat, Inc. 1,2                                     19,300             575,333
                                                               -----------------
                                                                     21,962,022

--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--1.8%
Adaptec, Inc. 1,2                                    19,600              91,336
--------------------------------------------------------------------------------
Brocade Communications
Systems, Inc. 1                                     300,300           2,465,463
--------------------------------------------------------------------------------
Cray, Inc. 1,2                                       14,300             169,884
--------------------------------------------------------------------------------
Diebold, Inc.                                        17,600             820,160
--------------------------------------------------------------------------------
Electronics for Imaging, Inc. 1,2                    36,400             967,512
--------------------------------------------------------------------------------
Emulex Corp. 1                                      127,900           2,495,329
--------------------------------------------------------------------------------
Hypercom Corp. 1,2                                   35,800             227,330
--------------------------------------------------------------------------------
Imation Corp.                                        29,500           1,369,685
--------------------------------------------------------------------------------
Komag, Inc. 1,2                                      40,500           1,534,140
--------------------------------------------------------------------------------
Lexmark International, Inc., Cl. A 1                 16,000           1,171,200
--------------------------------------------------------------------------------
NCR Corp. 1                                          25,400           1,086,104
--------------------------------------------------------------------------------
QLogic Corp. 1                                       29,800             653,216
--------------------------------------------------------------------------------
Seagate Technology                                    4,272             113,208
                                                               -----------------
                                                                     13,164,567

--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--3.5%
Acacia Research Corp. 1,2                            18,700             250,206
--------------------------------------------------------------------------------
Aeroflex, Inc. 1,2                                   19,600             229,712
--------------------------------------------------------------------------------
Agilysys, Inc. 2                                      4,500              75,330
--------------------------------------------------------------------------------
Avnet, Inc. 1                                        18,700             477,411
--------------------------------------------------------------------------------
AVX Corp.                                            42,700             631,533
--------------------------------------------------------------------------------
Bel Fuse, Inc., Cl. A                                 4,800             144,816
--------------------------------------------------------------------------------
Benchmark Electronics, Inc. 1,2                      19,500             475,020
--------------------------------------------------------------------------------
CDW Corp.                                             9,700             682,104
--------------------------------------------------------------------------------
Checkpoint Systems, Inc. 1                           10,800             218,160
--------------------------------------------------------------------------------
Cogent, Inc. 1,2                                      7,100              78,171
--------------------------------------------------------------------------------
Cognex Corp. 2                                       24,100             574,062
--------------------------------------------------------------------------------
CPI International, Inc. 1                             7,000             105,000
--------------------------------------------------------------------------------
CTS Corp. 2                                          21,000             329,700


                 18 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

                                                                          VALUE
                                                     SHARES          SEE NOTE 1
--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS Continued
Daktronics, Inc. 2                                   30,300    $      1,116,555
--------------------------------------------------------------------------------
Dolby Laboratories, Inc., Cl. A 1                    18,900             586,278
--------------------------------------------------------------------------------
DTS, Inc. 1,2                                         2,100              50,799
--------------------------------------------------------------------------------
Excel Technology, Inc. 1                              4,500             115,155
--------------------------------------------------------------------------------
FLIR Systems, Inc. 1,2                               12,800             407,424
--------------------------------------------------------------------------------
Gerber Scientific, Inc. 1                            15,400             193,424
--------------------------------------------------------------------------------
Global Imaging Systems, Inc. 1                       59,200           1,299,440
--------------------------------------------------------------------------------
Ingram Micro, Inc., Cl. A 1                          19,800             404,118
--------------------------------------------------------------------------------
Insight Enterprises, Inc. 1                          33,500             632,145
--------------------------------------------------------------------------------
IPG Photonics Corp. 1,2                              12,020             288,480
--------------------------------------------------------------------------------
Itron, Inc. 1,2                                      34,600           1,793,664
--------------------------------------------------------------------------------
Kemet Corp. 1                                        21,500             156,950
--------------------------------------------------------------------------------
Littlefuse, Inc. 1                                   22,200             707,736
--------------------------------------------------------------------------------
Methode Electronics, Inc., Cl. A                     11,000             119,130
--------------------------------------------------------------------------------
Mettler-Toledo International, Inc. 1                  8,000             630,800
--------------------------------------------------------------------------------
MTS Systems Corp. 2                                  19,200             741,504
--------------------------------------------------------------------------------
Newport Corp. 1                                      27,400             574,030
--------------------------------------------------------------------------------
OYO Geospace Corp. 1,2                                1,500              87,135
--------------------------------------------------------------------------------
Park Electrochemical Corp.                           17,400             446,310
--------------------------------------------------------------------------------
Paxar Corp. 1,2                                       9,800             225,988
--------------------------------------------------------------------------------
PC Connection, Inc. 1,2                               5,300              78,599
--------------------------------------------------------------------------------
Planar Systems, Inc. 1,2                              6,300              60,921
--------------------------------------------------------------------------------
Plexus Corp. 1                                       71,000           1,695,480
--------------------------------------------------------------------------------
RadiSys Corp. 1,2                                    17,100             285,057
--------------------------------------------------------------------------------
Rofin-Sinar Technologies, Inc. 1,2                   35,200           2,128,192
--------------------------------------------------------------------------------
Rogers Corp. 1                                       27,000           1,597,050
--------------------------------------------------------------------------------
Sanmina-SCI Corp. 1                                  56,400             194,580
--------------------------------------------------------------------------------
ScanSource, Inc. 1,2                                  5,800             176,320
--------------------------------------------------------------------------------
Solectron Corp. 1                                    77,000             247,940
--------------------------------------------------------------------------------
Staktek Holdings, Inc. 1                              1,100               5,665
--------------------------------------------------------------------------------
SYNNEX Corp. 1                                       11,800             258,892
--------------------------------------------------------------------------------
Tech Data Corp. 1                                    27,400           1,037,638
--------------------------------------------------------------------------------
Technitrol, Inc.                                     35,700             852,873
--------------------------------------------------------------------------------
Tektronix, Inc.                                      16,300             475,471
--------------------------------------------------------------------------------
TTM Technologies, Inc. 1                             35,800             405,614
--------------------------------------------------------------------------------
Vishay Intertechnology, Inc. 1                       51,700             700,018
--------------------------------------------------------------------------------
Zygo Corp. 1,2                                       15,800             259,910
                                                               -----------------
                                                                     25,308,510

--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES--3.0%
24/7 Real Media, Inc. 1,2                            25,100             227,155
--------------------------------------------------------------------------------
Aquantive, Inc. 1,2                                  18,000             443,880
--------------------------------------------------------------------------------
Art Technology Group, Inc. 1,2                       46,900             109,277
--------------------------------------------------------------------------------
CMGI, Inc. 1                                        112,100             150,214
--------------------------------------------------------------------------------
CyberSource Corp. 1                                   2,200              24,244

                                                                          VALUE
                                                     SHARES          SEE NOTE 1
--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES Continued
Digital Insight Corp. 1                              42,700    $      1,643,523
--------------------------------------------------------------------------------
Digital River, Inc. 1,2                              18,400           1,026,536
--------------------------------------------------------------------------------
Digitas, Inc. 1                                      71,000             952,110
--------------------------------------------------------------------------------
EarthLink, Inc. 1                                   185,100           1,314,210
--------------------------------------------------------------------------------
eCollege.com, Inc. 1,2                                6,900             107,985
--------------------------------------------------------------------------------
InfoSpace, Inc. 1,2                                  20,600             422,506
--------------------------------------------------------------------------------
Internap Network Services Corp. 1,2                  20,400             405,348
--------------------------------------------------------------------------------
Interwoven, Inc. 1                                   30,000             440,100
--------------------------------------------------------------------------------
j2 Global Communications, Inc. 1,2                   62,000           1,689,500
--------------------------------------------------------------------------------
Liquidity Services, Inc. 1                            2,000              34,420
--------------------------------------------------------------------------------
National Information Consortium,
Inc. 1                                                4,700              23,359
--------------------------------------------------------------------------------
Open Text Corp. 1,2                                  35,800             726,740
--------------------------------------------------------------------------------
RealNetworks, Inc. 1,2                              126,500           1,383,910
--------------------------------------------------------------------------------
Savvis, Inc. 1,2                                     26,446             944,387
--------------------------------------------------------------------------------
Sohu.com, Inc. 1                                     46,300           1,111,200
--------------------------------------------------------------------------------
SonicWALL, Inc. 1                                    51,000             429,420
--------------------------------------------------------------------------------
TheStreet.com, Inc. 2                                25,400             226,060
--------------------------------------------------------------------------------
Travelzoo, Inc. 1,2                                   9,900             296,505
--------------------------------------------------------------------------------
United Online, Inc.                                 148,000           1,965,440
--------------------------------------------------------------------------------
ValueClick, Inc. 1                                   31,900             753,797
--------------------------------------------------------------------------------
VeriSign, Inc. 1                                     33,400             803,270
--------------------------------------------------------------------------------
Vignette Corp. 1                                     15,600             266,292
--------------------------------------------------------------------------------
WebEx Communications, Inc. 1                         51,400           1,793,346
--------------------------------------------------------------------------------
webMethods, Inc. 1                                   51,700             380,512
--------------------------------------------------------------------------------
Websense, Inc. 1,2                                   58,500           1,335,555
                                                               -----------------
                                                                     21,430,801

--------------------------------------------------------------------------------
IT SERVICES--3.0%
Acxiom Corp.                                         29,600             759,240
--------------------------------------------------------------------------------
Affiliated Computer Services, Inc.,
Cl. A 1                                               6,600             322,344
--------------------------------------------------------------------------------
BearingPoint, Inc. 1,2                                7,700              60,599
--------------------------------------------------------------------------------
BISYS Group, Inc. (The) 1                           152,100           1,963,611
--------------------------------------------------------------------------------
CACI International, Inc., Cl. A 1                     3,000             169,500
--------------------------------------------------------------------------------
Ceridian Corp. 1                                     25,400             710,692
--------------------------------------------------------------------------------
CIBER, Inc. 1,2                                      21,000             142,380
--------------------------------------------------------------------------------
Computer Sciences Corp. 1                            19,100           1,019,367
--------------------------------------------------------------------------------
Convergys Corp. 1                                    34,400             818,032
--------------------------------------------------------------------------------
Covansys Corp. 1                                     27,100             621,945
--------------------------------------------------------------------------------
CSG Systems International, Inc. 1                    85,400           2,282,742
--------------------------------------------------------------------------------
DST Systems, Inc. 1                                  12,800             801,664
--------------------------------------------------------------------------------
Fiserv, Inc. 1                                       19,400           1,016,948
--------------------------------------------------------------------------------
Forrester Research, Inc. 1                           16,700             452,737
--------------------------------------------------------------------------------
Gartner, Inc., Cl. A 1                               51,500           1,019,185
--------------------------------------------------------------------------------
Gevity HR, Inc. 2                                     6,600             156,354


                 19 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                          VALUE
                                                     SHARES          SEE NOTE 1
--------------------------------------------------------------------------------
IT SERVICES Continued
Hewitt Associates, Inc. 1                             1,900    $         48,925
--------------------------------------------------------------------------------
Infocrossing, Inc. 1,2                                3,200              52,160
--------------------------------------------------------------------------------
infoUSA, Inc.                                        30,800             366,828
--------------------------------------------------------------------------------
Integral Systems, Inc. 2                              2,500              57,925
--------------------------------------------------------------------------------
Isilon Systems, Inc. 1,2                              4,600             126,960
--------------------------------------------------------------------------------
Keane, Inc. 1,2                                      23,200             276,312
--------------------------------------------------------------------------------
Lightbridge, Inc. 1                                  24,600             333,084
--------------------------------------------------------------------------------
ManTech International Corp. 1                        10,900             401,447
--------------------------------------------------------------------------------
Maximus, Inc. 2                                       8,000             246,240
--------------------------------------------------------------------------------
MPS Group, Inc. 1                                   146,900           2,083,042
--------------------------------------------------------------------------------
NCI, Inc., Cl. A 1                                   13,100             200,299
--------------------------------------------------------------------------------
Ness Technologies, Inc. 1                             2,900              41,354
--------------------------------------------------------------------------------
Perot Systems Corp., Cl. A 1,2                       64,400           1,055,516
--------------------------------------------------------------------------------
Sabre Holdings Corp.                                 31,200             994,968
--------------------------------------------------------------------------------
SRA International, Inc., Cl. A 1                     25,000             668,500
--------------------------------------------------------------------------------
Startek, Inc. 2                                       4,400              59,576
--------------------------------------------------------------------------------
Sykes Enterprises, Inc. 1                            57,200           1,009,008
--------------------------------------------------------------------------------
TNS, Inc. 1,2                                           400               7,700
--------------------------------------------------------------------------------
Total System Services, Inc. 2                        11,300             298,207
--------------------------------------------------------------------------------
Tyler Technologies, Inc. 1,2                         33,100             465,386
--------------------------------------------------------------------------------
Unisys Corp. 1                                       36,300             284,592
--------------------------------------------------------------------------------
VeriFone Holdings, Inc. 1                             4,500             159,300
                                                               -----------------
                                                                     21,554,669

--------------------------------------------------------------------------------
LIFE SCIENCES TOOLS & SERVICES--0.1%
Dionex Corp. 1,2                                     11,500             652,165
--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--5.0%
Actel Corp. 1,2                                      10,400             188,864
--------------------------------------------------------------------------------
Advanced Analogic Technologies,
Inc. 1,2                                              1,100               5,929
--------------------------------------------------------------------------------
Advanced Energy Industries, Inc. 1,2                 50,400             951,048
--------------------------------------------------------------------------------
Agere Systems, Inc. 1                                56,400           1,081,188
--------------------------------------------------------------------------------
Altera Corp. 1                                       54,200           1,066,656
--------------------------------------------------------------------------------
AMIS Holdings, Inc. 1                                25,900             273,763
--------------------------------------------------------------------------------
Amkor Technology, Inc. 1,2                          245,600           2,293,904
--------------------------------------------------------------------------------
Applied Micro Circuits Corp. 1                      245,300             873,268
--------------------------------------------------------------------------------
Asyst Technologies, Inc. 1                           50,500             369,155
--------------------------------------------------------------------------------
Atheros Communications, Inc. 1,2                     52,100           1,110,772
--------------------------------------------------------------------------------
Atmel Corp. 1                                        93,200             563,860
--------------------------------------------------------------------------------
ATMI, Inc. 1,2                                       34,300           1,047,179
--------------------------------------------------------------------------------
Cirrus Logic, Inc. 1                                 40,700             280,016
--------------------------------------------------------------------------------
Cohu, Inc. 2                                         12,800             258,048
--------------------------------------------------------------------------------
Credence Systems Corp. 1,2                           42,600             221,520
--------------------------------------------------------------------------------
Cree, Inc. 1,2                                        9,700             168,004
--------------------------------------------------------------------------------
Cymer, Inc. 1                                        54,500           2,395,275
--------------------------------------------------------------------------------
Diodes, Inc. 1                                       18,600             659,928

                                                                          VALUE
                                                     SHARES          SEE NOTE 1
--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT Continued
DSP Group, Inc. 1,2                                   3,600    $         78,120
--------------------------------------------------------------------------------
Fairchild Semiconductor International,
Inc., Cl. A 1                                        24,200             406,802
--------------------------------------------------------------------------------
FormFactor, Inc. 1                                    6,200             230,950
--------------------------------------------------------------------------------
Hittite Microwave Corp. 1,2                          37,000           1,195,840
--------------------------------------------------------------------------------
Integrated Device Technology, Inc. 1                 45,800             708,984
--------------------------------------------------------------------------------
Intersil Corp., Cl. A                                33,500             801,320
--------------------------------------------------------------------------------
Intevac, Inc. 1,2                                    20,300             526,785
--------------------------------------------------------------------------------
Kulicke & Soffa Industries, Inc. 1,2                 47,600             399,840
--------------------------------------------------------------------------------
Linear Technology Corp.                              11,200             339,584
--------------------------------------------------------------------------------
LSI Logic Corp. 1                                    93,600             842,400
--------------------------------------------------------------------------------
LTX Corp. 1                                          74,900             419,440
--------------------------------------------------------------------------------
Mattson Technology, Inc. 1                           25,200             234,864
--------------------------------------------------------------------------------
Micrel, Inc. 1,2                                    178,500           1,924,230
--------------------------------------------------------------------------------
Microtune, Inc. 1,2                                  17,300              81,310
--------------------------------------------------------------------------------
MKS Instruments, Inc. 1                              54,700           1,235,126
--------------------------------------------------------------------------------
National Semiconductor Corp.                         46,300           1,051,010
--------------------------------------------------------------------------------
Novellus Systems, Inc. 1                             29,000             998,180
--------------------------------------------------------------------------------
OmniVision Technologies, Inc. 1,2                   115,100           1,571,115
--------------------------------------------------------------------------------
PortalPlayer, Inc. 1                                 17,700             238,065
--------------------------------------------------------------------------------
Power Integrations, Inc. 1,2                          6,800             159,460
--------------------------------------------------------------------------------
RF Micro Devices, Inc. 1,2                           27,700             188,083
--------------------------------------------------------------------------------
Semtech Corp. 1                                      37,500             490,125
--------------------------------------------------------------------------------
Silicon Image, Inc. 1,2                             139,400           1,773,168
--------------------------------------------------------------------------------
Silicon Storage Technology, Inc. 1,2                 32,000             144,320
--------------------------------------------------------------------------------
SiRF Technology Holdings, Inc. 1                     13,500             344,520
--------------------------------------------------------------------------------
Supertex, Inc. 1,2                                    9,300             365,025
--------------------------------------------------------------------------------
Techwell, Inc. 1,2                                    1,000              16,060
--------------------------------------------------------------------------------
Teradyne, Inc. 1                                     54,700             818,312
--------------------------------------------------------------------------------
Tessera Technologies, Inc. 1                         30,200           1,218,268
--------------------------------------------------------------------------------
Transmeta Corp. 1,2                                  32,200              35,742
--------------------------------------------------------------------------------
Trident Microsystems, Inc. 1                          3,200              58,176
--------------------------------------------------------------------------------
TriQuint Semiconductor, Inc. 1,2                     33,000             148,500
--------------------------------------------------------------------------------
Varian Semiconductor Equipment
Associates, Inc. 1                                   19,700             896,744
--------------------------------------------------------------------------------
Veeco Instruments, Inc. 1                            17,500             327,775
--------------------------------------------------------------------------------
Xilinx, Inc.                                         40,200             957,162
--------------------------------------------------------------------------------
Zoran Corp. 1                                        65,300             952,074
                                                               -----------------
                                                                     35,985,856

--------------------------------------------------------------------------------
SOFTWARE--4.8%
Actuate Corp. 1                                      43,500             258,390
--------------------------------------------------------------------------------
Advent Software, Inc. 1,2                            28,600           1,009,294
--------------------------------------------------------------------------------
Altiris, Inc. 1                                      15,700             398,466
--------------------------------------------------------------------------------
Amdocs Ltd. 1                                        16,300             631,625
--------------------------------------------------------------------------------
Ansoft Corp. 1,2                                     24,900             692,220


                 20 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

                                                                          VALUE
                                                     SHARES          SEE NOTE 1
--------------------------------------------------------------------------------
SOFTWARE Continued
Aspen Technology, Inc. 1,2                           40,600    $        447,412
--------------------------------------------------------------------------------
Autodesk, Inc. 1                                     16,900             683,774
--------------------------------------------------------------------------------
BEA Systems, Inc. 1                                  75,200             946,016
--------------------------------------------------------------------------------
Blackbaud, Inc.                                      77,789           2,022,514
--------------------------------------------------------------------------------
BMC Software, Inc. 1                                 39,800           1,281,560
--------------------------------------------------------------------------------
Cadence Design Systems, Inc. 1                       50,900             911,619
--------------------------------------------------------------------------------
Check Point Software
Technologies Ltd. 1                                  14,700             322,224
--------------------------------------------------------------------------------
Cognos, Inc. 1,2                                     13,500             573,210
--------------------------------------------------------------------------------
Compuware Corp. 1                                    99,600             829,668
--------------------------------------------------------------------------------
Double-Take Software, Inc. 1                         10,600             136,528
--------------------------------------------------------------------------------
ePlus, inc. 1                                           100               1,045
--------------------------------------------------------------------------------
Fair Isaac Corp.                                     27,600           1,121,940
--------------------------------------------------------------------------------
Hyperion Solutions Corp. 1                           21,400             769,116
--------------------------------------------------------------------------------
i2 Technoloogies, Inc. 1,2                            9,700             221,354
--------------------------------------------------------------------------------
Interactive Intelligence, Inc. 1                     15,700             351,994
--------------------------------------------------------------------------------
Intuit, Inc. 1                                       13,400             408,834
--------------------------------------------------------------------------------
JDA Software Group, Inc. 1                           16,100             221,697
--------------------------------------------------------------------------------
Kronos, Inc. 1,2                                     21,600             793,584
--------------------------------------------------------------------------------
Lawson Software, Inc. 1,2                            93,000             687,270
--------------------------------------------------------------------------------
Magma Design Automation, Inc. 1,2                     7,500              66,975
--------------------------------------------------------------------------------
Manhattan Associates, Inc. 1,2                       41,000           1,233,280
--------------------------------------------------------------------------------
MapInfo Corp. 1,2                                     9,400             122,670
--------------------------------------------------------------------------------
McAfee, Inc. 1                                       31,700             899,646
--------------------------------------------------------------------------------
Mentor Graphics Corp. 1,2                           135,200           2,437,656
--------------------------------------------------------------------------------
MICROS Systems, Inc. 1                               27,100           1,428,170
--------------------------------------------------------------------------------
MicroStrategy, Inc., Cl. A 1,2                       19,100           2,177,591
--------------------------------------------------------------------------------
Net 1 UEPS Technologies, Inc. 1,2                     7,200             212,832
--------------------------------------------------------------------------------
Novell, Inc. 1                                       83,100             515,220
--------------------------------------------------------------------------------
Open Solutions, Inc. 1,2                              7,900             297,356
--------------------------------------------------------------------------------
OPNET Technologies, Inc. 1,2                          4,100              59,245
--------------------------------------------------------------------------------
Parametric Technology Corp. 1                         8,300             149,566
--------------------------------------------------------------------------------
Progress Software Corp. 1,2                           3,400              94,962
--------------------------------------------------------------------------------
Quality Systems, Inc. 2                              21,800             812,486
--------------------------------------------------------------------------------
Quest Software, Inc. 1                               76,000           1,113,400
--------------------------------------------------------------------------------
Sonic Solutions, Inc. 1,2                             9,600             156,480
--------------------------------------------------------------------------------
SPSS, Inc. 1,2                                       14,700             442,029
--------------------------------------------------------------------------------
Sybase, Inc. 1                                       39,200             968,240
--------------------------------------------------------------------------------
Synchronoss Technologies, Inc. 1                      1,800              24,696
--------------------------------------------------------------------------------
Synopsys, Inc. 1                                     42,100           1,125,333
--------------------------------------------------------------------------------
The9 Ltd., ADR 1                                      3,300             106,326
--------------------------------------------------------------------------------
TIBCO Software, Inc. 1                              196,000           1,850,240
--------------------------------------------------------------------------------
Transaction Systems Architects,
Inc., Cl. A 1                                        29,200             951,044
--------------------------------------------------------------------------------
Ultimate Software Group, Inc.
(The) 1,2                                             6,000             139,560

                                                                          VALUE
                                                     SHARES          SEE NOTE 1
--------------------------------------------------------------------------------
SOFTWARE Continued
VA Software Corp. 1,2                                60,500    $        304,315
--------------------------------------------------------------------------------
Vasco Data Security
International, Inc. 1,2                              14,200             168,270
--------------------------------------------------------------------------------
Verint Systems, Inc. 1,2                              8,600             294,808
--------------------------------------------------------------------------------
Wind River Systems, Inc. 1                           50,900             521,725
                                                               -----------------
                                                                     34,395,475

--------------------------------------------------------------------------------
MATERIALS--8.8%
--------------------------------------------------------------------------------
CHEMICALS--4.0%
Albemarle Corp.                                      11,800             847,240
--------------------------------------------------------------------------------
Arch Chemicals, Inc. 2                               16,700             556,277
--------------------------------------------------------------------------------
Ashland, Inc.                                        13,100             906,258
--------------------------------------------------------------------------------
Cabot Corp.                                           1,800              78,426
--------------------------------------------------------------------------------
CF Industries Holdings, Inc.                         65,400           1,676,856
--------------------------------------------------------------------------------
Eastman Chemical Co.                                  2,900             171,999
--------------------------------------------------------------------------------
FMC Corp.                                             8,300             635,365
--------------------------------------------------------------------------------
Fuller (H.B.) Co.                                    86,700           2,238,594
--------------------------------------------------------------------------------
Georgia Gulf Corp.                                   22,400             432,544
--------------------------------------------------------------------------------
Hercules, Inc. 1                                    138,300           2,670,573
--------------------------------------------------------------------------------
Innophos Holdings, Inc. 1                            21,000             308,280
--------------------------------------------------------------------------------
Innospec, Inc.                                          700              32,585
--------------------------------------------------------------------------------
Koppers Holdings, Inc.                                4,300             112,101
--------------------------------------------------------------------------------
Landec Corp. 1,2                                      1,800              19,368
--------------------------------------------------------------------------------
Lubrizol Corp. (The)                                 12,500             626,625
--------------------------------------------------------------------------------
Lyondell Chemical Co.                                35,600             910,292
--------------------------------------------------------------------------------
MacDermid, Inc.                                      13,300             453,530
--------------------------------------------------------------------------------
NewMarket Corp.                                      35,700           2,108,085
--------------------------------------------------------------------------------
Olin Corp.                                           40,800             674,016
--------------------------------------------------------------------------------
OM Group, Inc. 1                                     49,500           2,241,360
--------------------------------------------------------------------------------
Pioneer Cos., Inc. 1                                 12,600             361,116
--------------------------------------------------------------------------------
PolyOne Corp. 1                                     167,500           1,256,250
--------------------------------------------------------------------------------
Rockwood Holdings, Inc. 1                            17,500             442,050
--------------------------------------------------------------------------------
Rohm & Haas Co.                                       2,700             138,024
--------------------------------------------------------------------------------
Schulman (A.), Inc. 2                                15,700             349,325
--------------------------------------------------------------------------------
Sensient Technologies Corp.                          66,400           1,633,440
--------------------------------------------------------------------------------
Spartech Corp.                                       76,000           1,992,720
--------------------------------------------------------------------------------
Stepan Co.                                            4,300             136,181
--------------------------------------------------------------------------------
Terra Industries, Inc. 1,2                          116,700           1,398,066
--------------------------------------------------------------------------------
Tronox, Inc., Cl. A 2                                20,600             329,394
--------------------------------------------------------------------------------
Valspar Corp. (The)                                  20,900             577,676
--------------------------------------------------------------------------------
W.R. Grace & Co. 1,2                                127,500           2,524,500
                                                               -----------------
                                                                     28,839,116

--------------------------------------------------------------------------------
CONSTRUCTION MATERIALS--0.6%
Eagle Materials, Inc.                                49,500           2,139,885
--------------------------------------------------------------------------------
Headwaters, Inc. 1,2                                 70,500           1,689,180


                 21 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                          VALUE
                                                     SHARES          SEE NOTE 1
--------------------------------------------------------------------------------
CONSTRUCTION MATERIALS Continued
U.S. Concrete, Inc. 1,2                              30,100    $        214,312
                                                               -----------------
                                                                      4,043,377

--------------------------------------------------------------------------------
CONTAINERS & PACKAGING--0.9%
AEP Industries, Inc. 1                                4,300             229,233
--------------------------------------------------------------------------------
Caraustar Industries, Inc. 1,2                        4,500              36,405
--------------------------------------------------------------------------------
Chesapeake Corp.                                      4,300              73,186
--------------------------------------------------------------------------------
Graphic Packaging Corp. 1                            24,900             107,817
--------------------------------------------------------------------------------
Greif, Inc., Cl. A                                   23,800           2,817,920
--------------------------------------------------------------------------------
Myers Industries, Inc.                               18,200             285,012
--------------------------------------------------------------------------------
Packaging Corp. of America                           13,000             287,300
--------------------------------------------------------------------------------
Pactiv Corp. 1                                       34,700           1,238,443
--------------------------------------------------------------------------------
Rock-Tenn Co., Cl. A 2                               30,200             818,722
--------------------------------------------------------------------------------
Silgan Holdings, Inc.                                18,700             821,304
--------------------------------------------------------------------------------
Sonoco Products Co.                                   3,000             114,180
                                                               -----------------
                                                                      6,829,522

--------------------------------------------------------------------------------
METALS & MINING--3.0%
A. M. Castle & Co. 2                                 10,600             269,770
--------------------------------------------------------------------------------
AK Steel Holding Corp. 1,2                          154,000           2,602,600
--------------------------------------------------------------------------------
Amerigo Resources Ltd.                               66,000             122,814
--------------------------------------------------------------------------------
Brush Engineered Materials, Inc. 1                    8,800             297,176
--------------------------------------------------------------------------------
Carpenter Technology Corp.                            8,600             881,672
--------------------------------------------------------------------------------
Century Aluminum Co. 1,2                             37,700           1,683,305
--------------------------------------------------------------------------------
Chaparral Steel Co.                                  58,300           2,580,941
--------------------------------------------------------------------------------
Cleveland-Cliffs, Inc. 2                             58,100           2,814,364
--------------------------------------------------------------------------------
Commercial Metals Co.                                 5,700             147,060
--------------------------------------------------------------------------------
Compass Minerals International,
Inc. 2                                               24,500             773,220
--------------------------------------------------------------------------------
Dynatec Corp. 1                                      32,000              58,449
--------------------------------------------------------------------------------
FNX Mining Co., Inc. 1                                3,100              48,568
--------------------------------------------------------------------------------
Gibraltar Industries, Inc. 2                         15,400             362,054
--------------------------------------------------------------------------------
Inmet Mining Corp.                                    7,700             412,089
--------------------------------------------------------------------------------
LionOre Mining International Ltd. 1                  24,300             276,101
--------------------------------------------------------------------------------
Meridian Gold, Inc. 1                                   900              25,029
--------------------------------------------------------------------------------
Metal Management, Inc.                               20,200             764,570
--------------------------------------------------------------------------------
Olympic Steel, Inc.                                   7,400             164,502
--------------------------------------------------------------------------------
Oregon Steel Mills, Inc. 1                           39,200           2,446,472
--------------------------------------------------------------------------------
Quanex Corp. 2                                       62,923           2,176,507
--------------------------------------------------------------------------------
RTI International Metals, Inc. 1,2                    5,100             398,922
--------------------------------------------------------------------------------
Ryerson, Inc. 2                                       1,200              30,108
--------------------------------------------------------------------------------
Schnitzer Steel Industries, Inc. 2                    9,000             357,300
--------------------------------------------------------------------------------
Steel Dynamics, Inc.                                 22,200             720,390
--------------------------------------------------------------------------------
Steel Technologies, Inc. 2                            4,100              71,955
--------------------------------------------------------------------------------
United States Steel Corp.                            14,100           1,031,274
                                                               -----------------
                                                                     21,517,212

                                                                          VALUE
                                                     SHARES          SEE NOTE 1
--------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS--0.3%
Bowater, Inc. 2                                      54,800    $      1,233,000
--------------------------------------------------------------------------------
Buckeye Technologies, Inc. 1,2                       11,800             141,364
--------------------------------------------------------------------------------
Louisiana-Pacific Corp.                              26,200             564,086
--------------------------------------------------------------------------------
Neenah Paper, Inc. 2                                  7,600             268,432
--------------------------------------------------------------------------------
Schweitzer-Mauduit International,
Inc.                                                  4,900             127,645
                                                               -----------------
                                                                      2,334,527

--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--1.6%
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--1.2%
Alaska Communications Systems
Group, Inc. 2                                        28,500             432,915
--------------------------------------------------------------------------------
Broadwing Corp. 1                                     8,500             132,770
--------------------------------------------------------------------------------
Cbeyond, Inc. 1,2                                    36,200           1,107,358
--------------------------------------------------------------------------------
CenturyTel, Inc.                                     24,800           1,082,768
--------------------------------------------------------------------------------
Cincinnati Bell, Inc. 1                             380,000           1,736,600
--------------------------------------------------------------------------------
Citizens Communications Co.                          46,700             671,079
--------------------------------------------------------------------------------
Cogent Communications Group,
Inc. 1                                               23,700             384,414
--------------------------------------------------------------------------------
Commonwealth Telephone
Enterprises, Inc.                                       900              37,674
--------------------------------------------------------------------------------
Consolidated Communications
Holdings, Inc.                                       13,600             284,240
--------------------------------------------------------------------------------
CT Communications, Inc. 2                            11,600             265,872
--------------------------------------------------------------------------------
Embarq Corp.                                         17,900             940,824
--------------------------------------------------------------------------------
FairPoint Communications, Inc. 2                     22,300             422,585
--------------------------------------------------------------------------------
General Communication, Inc.,
Cl. A 1,2                                            35,100             552,123
--------------------------------------------------------------------------------
Golden Telecom, Inc. 2                                7,800             365,352
--------------------------------------------------------------------------------
Iowa Telecommunications
Services, Inc. 2                                     15,000             295,650
--------------------------------------------------------------------------------
North Pittsburgh Systems, Inc. 2                      6,700             161,738
                                                               -----------------
                                                                      8,873,962

--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES--0.4%
Dobson Communications Corp.,
Cl. A 1                                             140,000           1,219,400
--------------------------------------------------------------------------------
FiberTower Corp. 1,2                                 30,600             179,928
--------------------------------------------------------------------------------
Syniverse Holdings, Inc. 1                            1,700              25,483
--------------------------------------------------------------------------------
Telephone & Data Systems, Inc.                       16,900             918,177
--------------------------------------------------------------------------------
USA Mobility, Inc. 2                                  9,800             219,226
                                                               -----------------
                                                                      2,562,214

--------------------------------------------------------------------------------
UTILITIES--1.7%
--------------------------------------------------------------------------------
ELECTRIC UTILITIES--0.6%
Central Vermont Public Service
Corp.                                                 1,800              42,390
--------------------------------------------------------------------------------
Cleco Corp. 2                                        23,700             597,951


                 22 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

                                                                          VALUE
                                                     SHARES          SEE NOTE 1
--------------------------------------------------------------------------------
ELECTRIC UTILITIES Continued
El Paso Electric Co. 1                               11,300    $        275,381
--------------------------------------------------------------------------------
IDACORP, Inc. 2                                      26,900           1,039,685
--------------------------------------------------------------------------------
Otter Tail Corp. 2                                    4,800             149,568
--------------------------------------------------------------------------------
Reliant Energy, Inc. 1                               17,300             245,833
--------------------------------------------------------------------------------
UIL Holdings Corp. 2                                 24,166           1,019,564
--------------------------------------------------------------------------------
UniSource Energy Corp.                               26,700             975,351
                                                               -----------------
                                                                      4,345,723

--------------------------------------------------------------------------------
ENERGY TRADERS--0.0%
Canadian Hydro Developers, Inc. 1                    14,000              71,432
--------------------------------------------------------------------------------
GAS UTILITIES--0.6%
Cascade Natural Gas Corp.                             1,200              31,104
--------------------------------------------------------------------------------
Laclede Group, Inc. (The) 2                          15,300             535,959
--------------------------------------------------------------------------------
New Jersey Resources Corp. 2                         22,400           1,088,192
--------------------------------------------------------------------------------
Northwest Natural Gas Co.                               300              12,732
--------------------------------------------------------------------------------
ONEOK, Inc.                                          16,600             715,792
--------------------------------------------------------------------------------
Peoples Energy Corp. 2                               18,200             811,174
--------------------------------------------------------------------------------
Southwest Gas Corp. 2                                21,600             828,792
--------------------------------------------------------------------------------
UGI Corp.                                             7,600             207,328
                                                               -----------------
                                                                      4,231,073

--------------------------------------------------------------------------------
MULTI-UTILITIES & UNREGULATED POWER--0.5%
Avista Corp. 2                                       77,100           1,951,395
--------------------------------------------------------------------------------
CenterPoint Energy, Inc.                             48,100             797,498
--------------------------------------------------------------------------------
CH Energy Group, Inc. 2                               8,100             427,680
--------------------------------------------------------------------------------
CMS Energy Corp. 1                                   21,100             352,370
                                                               -----------------
                                                                      3,528,943

                                                               -----------------
Total Common Stocks
(Cost $624,669,945)                                                 715,198,037

--------------------------------------------------------------------------------
PREFERRED STOCKS--0.0%
--------------------------------------------------------------------------------
Simon Property Group, Inc., 6%
Cv., Non-Vtg. (Cost $3,213)                              60               4,884

--------------------------------------------------------------------------------
MONEY MARKET FUND--1.0%
--------------------------------------------------------------------------------
Oppenheimer Institutional
Money Market Fund,
Cl. E, 5.25% 5,6 (Cost $7,142,041)                7,142,041           7,142,041
--------------------------------------------------------------------------------
Total Investments, at Value
(excluding Investments Purchased
with Cash Collateral from Securities
Loaned) (Cost $631,815,199)                                         722,344,962

                                                  PRINCIPAL               VALUE
                                                     AMOUNT          SEE NOTE 1
--------------------------------------------------------------------------------
INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM
SECURITIES LOANED--23.1% 7
--------------------------------------------------------------------------------
ASSET BACKED FLOATING NOTE--1.5%
Citigroup Mortgage Loan Trust,
Inc., Series 2006-HE1,
Cl. A1, 5.41%, 1/25/07                          $ 1,717,090    $      1,717,090
--------------------------------------------------------------------------------
Countrywide Asset-Backed
Certificates, Series 2005-17,
Cl. 4AV1, 5.46%, 1/25/07                          1,338,136           1,338,136
--------------------------------------------------------------------------------
Countrywide Asset-Backed
Certificates, Series 2006-2,
Cl. 2A1, 5.42%, 1/25/07                           1,656,970           1,656,970
--------------------------------------------------------------------------------
GSAA Home Equity Trust,
Series 2005-15, Cl. 2A1, 5.44%,
1/25/07                                           1,239,628           1,239,628
--------------------------------------------------------------------------------
Specialty Underwriting &
Residential Finance Trust,
Series 2006 BC1, Cl. A2A, 5.43%,
1/25/07 7                                         1,778,986           1,778,986
--------------------------------------------------------------------------------
Structured Asset Investment
Loan Trust, Series 2005-11,
Cl. A4, 5.44%, 1/25/07                              963,512             963,512
--------------------------------------------------------------------------------
Whitehawk CDO Funding
Corp., 5.41%, 3/15/07                             2,250,000           2,250,000
                                                               -----------------
                                                                     10,944,322

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS--14.2%
Undivided interest of 1.92% in joint repurchase
agreement (Principal Amount/Value
$4,100,000,000, with a maturity value of
$4,102,437,222) with Nomura Securities, 5.35%,
dated 12/29/06, to be repurchased at $78,793,494
on 1/2/07, collateralized by U.S. Agency
Mortgages, 0.00%-22.12%,
3/15/14-5/1/46, with a value
of $4,182,000,000 8                              78,746,683          78,746,683
--------------------------------------------------------------------------------
Undivided interest of 4.60% in joint repurchase
agreement (Principal Amount/Value
$500,000,000, with a maturity value of
$500,299,028) with Greenwich Capital, 5.3825%,
dated 12/29/06, to be repurchased at $23,013,755
on 1/2/07, collateralized by AAA Asset-Backed
Securities, 0.00%-6%,
1/25/08-1/6/46, with a value
of $519,930,042                                  23,000,000          23,000,000
                                                               -----------------
                                                                    101,746,683

--------------------------------------------------------------------------------
MASTER FLOATING NOTE--0.4%
CDC Financial Products, Inc.,
5.36%, 1/2/07                                     3,000,000           3,000,000
--------------------------------------------------------------------------------
MEDIUM-TERM FLOATING NOTE--5.9%
American Express Credit Corp.,
5.36%, 1/16/07                                    2,000,000           2,000,000


                 23 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                  PRINCIPAL               VALUE
                                                     AMOUNT          SEE NOTE 1
--------------------------------------------------------------------------------
MEDIUM-TERM FLOATING NOTE Continued
Bear Stearns, 5.37%, 1/2/07                     $ 3,000,000    $      3,000,000
--------------------------------------------------------------------------------
Beta Finance, Inc., 5.37%, 1/2/07                 2,999,459           2,999,459
--------------------------------------------------------------------------------
CC USA, Inc., 5.37%, 1/2/07                       3,000,000           3,000,000
--------------------------------------------------------------------------------
CC USA, Inc., 5.37%, 1/2/07                       1,000,000           1,000,000
--------------------------------------------------------------------------------
Citigroup Funding, Inc., 5.36%, 1/2/07            5,000,000           5,000,000
--------------------------------------------------------------------------------
Dorada Finance, Inc., 5.37%, 1/2/07               3,500,000           3,500,000
--------------------------------------------------------------------------------
Goldman Sachs Group, Inc.,
5.47%, 1/2/07                                     3,000,000           3,000,000
--------------------------------------------------------------------------------
HSBC Finance Corp., 5.34%, 1/8/07                 2,000,000           2,000,000
--------------------------------------------------------------------------------
K2 (USA) LLC, 5.39%, 1/2/07                       2,999,061           2,999,061
--------------------------------------------------------------------------------
LINKS Finance LLC, 5.37%, 1/2/07                  3,000,142           3,000,142
--------------------------------------------------------------------------------
MBIA Global Funding LLC,
5.36%, 1/30/07                                    2,000,000           2,000,000
--------------------------------------------------------------------------------
MBIA Global Funding LLC,
5.37%, 1/2/07                                     2,500,000           2,500,000
--------------------------------------------------------------------------------
Sigma Finance, Inc., 5.37%, 1/2/07                3,000,000           3,000,000
--------------------------------------------------------------------------------
Tango Finance Corp., 5.38%, 1/2/07                3,499,125           3,499,125
                                                               -----------------
                                                                     42,497,787

                                                  PRINCIPAL               VALUE
                                                     AMOUNT          SEE NOTE 1
--------------------------------------------------------------------------------
YANKEE FLOATING CERTIFICATE OF DEPOSIT--1.1%
Natexis Banques Populaires
NY, 5.37%, 1/2/07                               $ 2,000,000    $      2,000,000
--------------------------------------------------------------------------------
Natexis Banques Populaires
NY, 5.39%, 1/2/07                                 1,999,758           1,999,758
--------------------------------------------------------------------------------
Nordea Bank New York, 5.32%,
1/2/07                                            3,699,883           3,699,883
                                                               -----------------
                                                                      7,699,641

Total Investments Purchased with
Cash Collateral from Securities
Loaned (Cost $165,888,433)                                          165,888,433
--------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE
(COST $797,703,632)                                   123.7%        888,233,395
--------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                 (23.7)       (170,397,944)
                                                --------------------------------
NET ASSETS                                            100.0%   $    717,835,451
                                                ================================

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income producing security.

2. Partial or fully-loaned security. See Note 7 of accompanying Notes.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $221,114 or 0.03% of the Fund's net assets as of December 31, 2006.

4. Illiquid or restricted security. The aggregate value of illiquid or restricted securities as of December 31, 2006 was $126,960, which represents 0.02% of the Fund's net assets, all of which is considered restricted. See Note 6 of accompanying Notes.

5. Represents ownership of an affiliated fund, at or during the period ended December 31, 2006. Transactions during the period in which the issuer was an affiliate are as follows:

                                                                          SHARES        GROSS        GROSS              SHARES
                                                               DECEMBER 31, 2005    ADDITIONS   REDUCTIONS   DECEMBER 31, 2006
-------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Institutional Money Market Fund, Cl. E, 5.25%*                    --   49,711,289   42,569,248           7,142,041

                                                                                                     VALUE            DIVIDEND
                                                                                                SEE NOTE 1              INCOME
-------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Institutional Money Market Fund, Cl. E, 5.25%*                                     $ 7,142,041             $84,497

* The money market fund and the Fund are affiliated by having the same investment advisor.

6. Rate shown is the 7-day yield as of December 31, 2006.

7. The security/securities have been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 7 of accompanying Notes.

8. The Fund may have elements of risk due to concentrated investments. Such concentrations may subject the Fund to additional risks.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                 24 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2006
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
ASSETS
-------------------------------------------------------------------------------------------------------------------
Investments, at value (including cost and market value of $101,746,683 in repurchase agreements)--
see accompanying statement of investments:
Unaffiliated companies (cost $790,561,591)                                                           $ 881,091,354
Affiliated companies (cost $7,142,041)                                                                   7,142,041
                                                                                                     --------------
                                                                                                       888,233,395
-------------------------------------------------------------------------------------------------------------------
Cash                                                                                                       481,602
-------------------------------------------------------------------------------------------------------------------
Unrealized appreciation on foreign currency contracts                                                           30
-------------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                                                        10,234,380
Shares of beneficial interest sold                                                                       1,989,099
Interest and dividends                                                                                     655,020
Other                                                                                                       12,007
                                                                                                     --------------
Total assets                                                                                           901,605,533

-------------------------------------------------------------------------------------------------------------------
LIABILITIES
-------------------------------------------------------------------------------------------------------------------
Return of collateral for securities loaned                                                             165,888,433
-------------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                                                   16,169,120
Shares of beneficial interest redeemed                                                                   1,263,840
Distribution and service plan fees                                                                         374,390
Shareholder communications                                                                                  41,139
Trustees' compensation                                                                                       7,260
Transfer and shareholder servicing agent fees                                                                1,767
Other                                                                                                       24,133
                                                                                                     --------------
Total liabilities                                                                                      183,770,082

-------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                           $ 717,835,451
                                                                                                     ==============

-------------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
-------------------------------------------------------------------------------------------------------------------
Par value of shares of beneficial interest                                                           $      37,782
-------------------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                             601,079,483
-------------------------------------------------------------------------------------------------------------------
Accumulated net investment income                                                                        1,540,319
-------------------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and foreign currency transactions                          24,648,095
-------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of assets and liabilities denominated
in foreign currencies                                                                                   90,529,772
                                                                                                     --------------
NET ASSETS                                                                                           $ 717,835,451
                                                                                                     ==============

-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
-------------------------------------------------------------------------------------------------------------------
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of
$81,404,868 and 4,251,978 shares of beneficial interest outstanding)                                 $       19.15
-------------------------------------------------------------------------------------------------------------------
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of
$636,430,583 and 33,529,593 shares of beneficial interest outstanding)                               $       18.98

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                 25 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2006
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
-------------------------------------------------------------------------------------------------------------------
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $10,357)                                 $   5,647,264
Affiliated companies                                                                                        84,497
-------------------------------------------------------------------------------------------------------------------
Portfolio lending fees                                                                                     560,760
-------------------------------------------------------------------------------------------------------------------
Interest                                                                                                   409,735
                                                                                                     --------------
Total investment income                                                                                  6,702,256

-------------------------------------------------------------------------------------------------------------------
EXPENSES
-------------------------------------------------------------------------------------------------------------------
Management fees                                                                                          3,908,014
-------------------------------------------------------------------------------------------------------------------
Distribution and service plan fees--Service shares                                                       1,194,997
-------------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Non-Service shares                                                                                          10,045
Service shares                                                                                              10,406
-------------------------------------------------------------------------------------------------------------------
Shareholder communications:
Non-Service shares                                                                                          11,486
Service shares                                                                                              89,217
-------------------------------------------------------------------------------------------------------------------
Trustees' compensation                                                                                       9,329
-------------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                                  4,965
-------------------------------------------------------------------------------------------------------------------
Administration service fees                                                                                  1,500
-------------------------------------------------------------------------------------------------------------------
Other                                                                                                       52,702
                                                                                                     --------------
Total expenses                                                                                           5,292,661
Less waivers and reimbursements of expenses                                                                 (1,600)
                                                                                                     --------------
Net expenses                                                                                             5,291,061

-------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                    1,411,195

-------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
-------------------------------------------------------------------------------------------------------------------
Net realized gain on:
Investments                                                                                             26,949,295
Foreign currency transactions                                                                               99,797
                                                                                                     --------------
Net realized gain                                                                                       27,049,092
-------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments                                                                                             41,359,148
Translation of assets and liabilities denominated in foreign currencies                                   (147,027)
                                                                                                     --------------
Net change in unrealized appreciation                                                                   41,212,121

-------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                 $  69,672,408
                                                                                                     ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                 26 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31,                                                                 2006            2005
-------------------------------------------------------------------------------------------------------------
OPERATIONS
-------------------------------------------------------------------------------------------------------------
Net investment income                                                         $    1,411,195   $     128,062
-------------------------------------------------------------------------------------------------------------
Net realized gain                                                                 27,049,092      13,592,611
-------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                             41,212,121      14,125,091
                                                                              -------------------------------
Net increase in net assets resulting from operations                              69,672,408      27,845,764

-------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------
Dividends from net investment income:
Non-Service shares                                                                   (79,081)             --
Service shares                                                                       (90,296)             --
                                                                              -------------------------------
                                                                                    (169,377)             --
-------------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Non-Service shares                                                                (1,560,912)     (1,015,976)
Service shares                                                                   (11,399,106)     (4,826,305)
                                                                              -------------------------------
                                                                                 (12,960,018)     (5,842,281)

-------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
-------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from beneficial interest transactions:
Non-Service shares                                                                29,898,135       3,420,313
Service shares                                                                   271,706,391     122,016,957
                                                                              -------------------------------
                                                                                 301,604,526     125,437,270

-------------------------------------------------------------------------------------------------------------
NET ASSETS
-------------------------------------------------------------------------------------------------------------
Total increase                                                                   358,147,539     147,440,753
-------------------------------------------------------------------------------------------------------------
Beginning of period                                                              359,687,912     212,247,159
                                                                              -------------------------------
End of period (including accumulated net investment income of $1,540,319
and $126,247, respectively)                                                   $  717,835,451   $ 359,687,912
                                                                              ===============================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                 27 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

NON-SERVICE SHARES     YEAR ENDED DECEMBER 31,             2006          2005         2004         2003        2002
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $  17.18       $ 16.05      $ 13.44      $  9.31     $ 11.05
----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                .08 1         .04 1        .01 1       (.03)       (.01)
Net realized and unrealized gain (loss)                    2.46          1.51         2.60         4.16       (1.73)
                                                       ---------------------------------------------------------------
Total from investment operations                           2.54          1.55         2.61         4.13       (1.74)
----------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                       (.03)           --           --           --          --
Distributions from net realized gain                       (.54)         (.42)          --           --          --
                                                       ---------------------------------------------------------------
Total dividends and/or distributions to shareholders       (.57)         (.42)          --           --          --
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $  19.15       $ 17.18      $ 16.05      $ 13.44     $  9.31
                                                       ===============================================================

----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                        15.00%         9.92%       19.42%       44.36%     (15.75)%
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)               $ 81,405       $44,820      $38,636      $27,551     $19,577
----------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                      $ 62,659       $39,708      $30,871      $20,271     $20,505
----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income (loss)                               0.46%         0.23%        0.06%       (0.30)%     (0.09)%
Total expenses                                             0.77% 4,5     0.81% 6      0.83% 6      1.01% 6     1.00% 6
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     110%          110%         147%         130%        121%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Voluntary waiver of affiliated funds management fees less than 0.01%.

5. Expenses including indirect expenses from affiliated fund were as follows:

      Year Ended December 31, 2006           0.77%

6. Reduction to custodian expenses less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                 28 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

SERVICE SHARES     YEAR ENDED DECEMBER 31,                  2006         2005           2004         2003        2002
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $   17.06     $  15.97       $  13.40      $  9.29     $ 11.05
------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                 .04 1         -- 1,2       (.02) 1      (.02)       (.01)
Net realized and unrealized gain (loss)                     2.42         1.51           2.59         4.13       (1.75)
                                                       -----------------------------------------------------------------
Total from investment operations                            2.46         1.51           2.57         4.11       (1.76)
------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                          -- 2         --             --           --          --
Distributions from net realized gain                        (.54)        (.42)            --           --          --
                                                       -----------------------------------------------------------------
Total dividends and/or distributions to shareholders        (.54)        (.42)            --           --          --
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $18.98     $  17.06       $  15.97      $ 13.40     $  9.29
                                                       =================================================================

------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                         14.66%        9.71%         19.18%       44.24%     (15.93)%
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)               $ 636,430     $314,868       $173,612      $62,660     $ 6,111
------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                      $ 479,456     $221,324       $112,279      $25,018     $ 2,228
------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income (loss)                                0.23%        0.02%         (0.14)%      (0.43)%     (0.26)%
Total expenses                                              1.00% 5      1.04%          1.06%        1.23%       1.21%
Expenses after payments and waivers and reduction to
custodian expenses                                          1.00%        1.04%          1.06%        1.23%       1.19%
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                      110%         110%           147%         130%        121%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods of less than one full year.

5. Expenses including indirect expenses from affiliated fund were as follows:

      Year Ended December 31, 2006           1.00%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                 29 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Main Street Small Cap Fund/VA (the Fund) is a separate series of Oppenheimer Variable Account Funds, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

      The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities listed or traded on National Stock Exchanges or other domestic exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ(R) are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued. Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Investments in open-end registered investment companies (including affiliated funds) are valued at that fund's net asset value. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Trustees.

      Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net


                 30 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
AFFILIATED FUNDS. The Fund is permitted to invest daily available cash balances in affiliated money market funds. Each day, the Fund invests the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") which seeks current income and stability of principal. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment advisor of IMMF. The Fund's investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                              NET UNREALIZED
                                                                APPRECIATION
                                                            BASED ON COST OF
                                                              SECURITIES AND
      UNDISTRIBUTED    UNDISTRIBUTED        ACCUMULATED    OTHER INVESTMENTS
      NET INVESTMENT       LONG-TERM               LOSS   FOR FEDERAL INCOME
      INCOME                    GAIN   CARRYFORWARD 1,2         TAX PURPOSES
      ----------------------------------------------------------------------
        $  2,803,309   $  25,285,267              $  --        $  88,636,871

1. During the fiscal year ended December 31, 2006, the Fund did not utilize any capital loss carryforward.

2. During the fiscal year ended December 31, 2005, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for December 31, 2006. Net assets of the Fund were unaffected by the reclassifications.


                 31 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

                                     INCREASE            REDUCTION
                               TO ACCUMULATED   TO ACCUMULATED NET
          INCREASE             NET INVESTMENT        REALIZED GAIN
          TO PAID-IN CAPITAL           INCOME     ON INVESTMENTS 3
          --------------------------------------------------------
                $  1,905,501       $  172,254         $  2,077,755

3. $1,905,501, including $1,803,685 of long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the years ended December 31, 2006 and December 31, 2005 was as follows:

                                            YEAR ENDED          YEAR ENDED
                                     DECEMBER 31, 2006   DECEMBER 31, 2005
          ----------------------------------------------------------------
          Distributions paid from:
          Ordinary income                $     848,573        $  5,842,281
          Long-term capital gain            12,280,822                  --
                                         ---------------------------------
          Total                          $  13,129,395        $  5,842,281
                                         =================================

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2006 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

          Federal tax cost of securities                 $  799,596,502
          Federal tax cost of other investments                  (5,323)
                                                         --------------
          Total federal tax cost                         $  799,591,179
                                                         ==============

          Gross unrealized appreciation                  $   99,133,172
          Gross unrealized depreciation                     (10,496,301)
                                                         --------------
          Net unrealized appreciation                    $   88,636,871
                                                         ==============

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The "Reduction


                 32 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                            YEAR ENDED DECEMBER 31, 2006   YEAR ENDED DECEMBER 31, 2005
                                                SHARES            AMOUNT       SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------
NON-SERVICE SHARES
Sold                                         2,252,265   $    40,943,154      951,013   $    15,158,198
Dividends and/or distributions reinvested       91,722         1,639,993       65,759         1,015,976
Redeemed                                      (700,330)      (12,685,012)    (815,388)      (12,753,861)
                                            ------------------------------------------------------------
Net increase                                 1,643,657   $    29,898,135      201,384   $     3,420,313
                                            ============================================================

--------------------------------------------------------------------------------------------------------
SERVICE SHARES
Sold                                        17,621,426   $   317,270,866    9,011,249   $   144,257,571
Dividends and/or distributions reinvested      639,766        11,362,246      313,963         4,826,305
Redeemed                                    (3,189,608)      (56,926,721)  (1,735,515)      (27,066,919)
                                            ------------------------------------------------------------
Net increase                                15,071,584   $   271,706,391    7,589,697   $   122,016,957
                                            ============================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and money market funds, for the year ended December 31, 2006, were as follows:

                                      PURCHASES          SALES
         -----------------------------------------------------
         Investment securities   $  880,209,397   $590,073,802

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of average net assets as shown in the following table:

         FEE SCHEDULE
         -------------------------------
         Up to $200 million        0.75%
         Next $200 million         0.72
         Next $200 million         0.69
         Next $200 million         0.66
         Over $800 million         0.60


                 33 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

ADMINISTRATION SERVICE FEES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended December 31, 2006, the Fund paid $20,493 to OFS for services to the Fund.

      Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $10,000 per class, for class level assets of $10 million or more. Each class is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FOR SERVICE SHARES. The Fund has adopted a Distribution and Service Plan for Service shares to pay OppenheimerFunds Distributor, Inc. (the Distributor), for distribution related services, personal service and account maintenance for the Fund's Service shares. Under the plan, payments are made periodically at an annual rate of up to 0.25% of the average annual net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. The impact of the service plan is to increase operating expenses of the Service shares, which results in lower performance compared to the Fund's shares that are not subject to a service fee. Fees incurred by the Fund under the plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.

      The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF. During the year ended December 31, 2006, the Manager waived $1,600 for IMMF management fees.

--------------------------------------------------------------------------------
5. FOREIGN CURRENCY CONTRACTS

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

      The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.

      The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Contracts closed or settled with the same broker are recorded as net realized gains or losses. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

As of December 31, 2006, the Fund had outstanding foreign currency contracts as follows:

                                   CONTRACT
                       EXPIRATION    AMOUNT      VALUATION AS OF     UNREALIZED
CONTRACT DESCRIPTION         DATE    (000s)     DECEMBER 31, 2006  APPRECIATION
-------------------------------------------------------------------------------
CONTRACTS TO SELL
Canadian Dollar (CAD)      1/2/07         6CAD             $5,323           $30


                 34 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

--------------------------------------------------------------------------------
6. ILLIQUID OR RESTRICTED SECURITIES

As of December 31, 2006, investments in securities included issues that are illiquid or restricted. Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund will not invest more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. Securities that are illiquid or restricted are marked with the applicable footnote on the Statement of Investments. Information concerning restricted securities is as follows:

                         ACQUISITION               VALUATION AS OF    UNREALIZED
SECURITY                       DATES       COST  DECEMBER 31, 2006  APPRECIATION
--------------------------------------------------------------------------------
Mission Oil & Gas, Inc.      1/18/05  $  34,507          $  69,425      $ 34,918
Tusk Energy Corp.           11/15/04     38,148             57,535        19,387
                                      ------------------------------------------
                                      $  72,655          $ 126,960      $ 54,305
                                      ==========================================

--------------------------------------------------------------------------------
7. SECURITIES LENDING

The Fund lends portfolio securities from time to time in order to earn additional income. In return, the Fund receives collateral in the form of securities, letters of credit or cash, against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business each day. If the Fund is undercollateralized at the close of business due to an increase in market value of securities on loan, additional collateral is requested from the borrowing counterparty and is delivered to the Fund on the next business day. Cash collateral may be invested in approved investments and the Fund bears the risk of any loss in value of these investments. The Fund retains a portion of the interest earned from the collateral. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower. As of December 31, 2006, the Fund had on loan securities valued at $161,015,091, which are included in the Statement of Assets and Liabilities as "Investments, at value" and, when applicable, as "Receivable for Investments sold." Collateral of $165,888,433 was received for the loans, all of which was received in cash and subsequently invested in approved investments or held as cash.

--------------------------------------------------------------------------------
8. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB Statement No. 109, ACCOUNTING FOR INCOME TAXES. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" that tax positions taken in the Fund's tax return will be ultimately sustained. A tax liability and expense must be recorded in respect of any tax position that, in Management's judgment, will not be fully realized. FIN 48 is effective for fiscal years beginning after December 15, 2006. As of December 31, 2006, the Manager has evaluated the implications of FIN 48 and does not currently anticipate a material impact to the Fund's financial statements. The Manager will continue to monitor the Fund's tax positions prospectively for potential future impacts.

      In September 2006, the FASB issued Statement of Financial Accounting Standards ("SFAS") No. 157, FAIR VALUE MEASUREMENTS. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of December 31, 2006, the Manager does not believe


                 35 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
8. RECENT ACCOUNTING PRONOUNCEMENTS Continued

the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

--------------------------------------------------------------------------------
9. LITIGATION

A consolidated amended complaint was filed as a putative class action against the Manager and the Transfer Agent and other defendants (including 51 of the Oppenheimer funds excluding the Fund) in the U.S. District Court for the Southern District of New York on January 10, 2005 and was amended on March 4, 2005. The complaint alleged, among other things, that the Manager charged excessive fees for distribution and other costs, and that by permitting and/or participating in those actions, the Directors/Trustees and the Officers of the funds breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law. The plaintiffs sought unspecified damages, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      In response to the defendants' motions to dismiss the suit, seven of the eight counts in the complaint, including the claims against certain of the Oppenheimer funds, as nominal defendants, and against certain present and former Directors, Trustees and Officers of the funds, and the Distributor, as defendants, were dismissed with prejudice, by court order dated March 10, 2006, and the remaining count against the Manager and the Transfer Agent was dismissed with prejudice by court order dated April 5, 2006. The plaintiffs filed an appeal of those dismissals on May 11, 2006.

      The Manager believes that the allegations contained in the complaint are without merit and that there are substantial grounds to sustain the district court's rulings. The Manager also believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to it, the funds, the Directors/Trustees or the Officers on the appeal of the decisions of the district court, and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.


                 36 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Main Street Small Cap Fund/VA (the "Fund"), a series of Oppenheimer Variable Account Funds, including the statement of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado
February 16, 2007


                 37 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2007, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2006. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      Capital gain distributions of $0.5108 per share were paid to Non-Service and Service shareholders, respectively, on March 13, 2006. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

      Dividends, if any, paid by the Fund during the fiscal year ended December 31, 2006 which are not designated as capital gain distributions should be multiplied by 100% to arrive at the amount eligible for the corporate dividend-received deduction.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                 38 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                 39 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

BOARD APPROVAL OF THE FUND'S INVESTMENT
ADVISORY AGREEMENT  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Each year, the Board of Trustees (the "Board"), including a majority of the independent Trustees, is required to determine whether to renew the Fund's investment advisory agreement (the "Agreement"). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information, that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

      The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager's services, (ii) the investment performance of the Fund and the Manager,
(iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. Outlined below is a summary of the principal information considered by the Board as well as the Board's conclusions.

      The Board was aware that there are alternatives to retaining the Manager.

      NATURE, QUALITY AND EXTENT OF SERVICES. The Board considered information about the nature and extent of the services provided to the Fund and information regarding the Manager's key personnel who provide such services. The Manager's duties include providing the Fund with the services of the portfolio managers and the Manager's investment team, who provide research, analysis and other advisory services in regard to the Fund's investments; securities trading services; oversight of third party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund's investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund's operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund's shares. The Manager also provides the Fund with office space, facilities and equipment.

      The Board also considered the quality of the services provided and the quality of the Manager's resources that are available to the Fund. The Board took account of the fact that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager's administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager's key personnel and the size and functions of its staff providing investment management services to the Fund. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Nikolaos D. Monoyios and Mark Zavanelli and the Manager's Disciplined Strategies Equity Investment team and analysts. Mr. Monoyios has been a portfolio manager of the Fund since October 2003 and Mr. Zavanelli has been a portfolio manager of the Fund since April 1998. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. In light of the foregoing, the Board concluded that the Fund benefits from the services provided under the Agreement as a result of the Manager's experience, reputation, personnel, operations, and resources.


                 40 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

      INVESTMENT PERFORMANCE OF THE MANAGER AND THE FUND. During the year, the Manager provided information on the investment performance of the Fund and the Manager at each Board meeting, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund's historical performance to relevant market indices and to the performance of other small-cap core funds underlying variable insurance products. The Board noted that the Fund's one-year, three-year and five-year performance were better than its peer group median.

      COSTS OF SERVICES AND PROFITS REALIZED BY THE MANAGER. The Board considered information regarding the Manager's costs in serving as the Fund's investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager's profitability from its relationship with the Fund. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also evaluated the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other small-cap core funds underlying variable insurance products. The Board noted that the Fund's contractual and actual management fees are lower than its peer group median.

      ECONOMIES OF SCALE. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund, whether those economies of scale benefit the Fund's shareholders and the current level of Fund assets in relation to the Fund's management fee breakpoints, which are intended to share with shareholders economies of scale that may exist as the Fund grows.

      OTHER BENEFITS TO THE MANAGER. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager's affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide services to the Fund and that maintaining the financial viability of the Manager is important in order for the Manager to continue to provide significant services to the Fund and its shareholders.

      CONCLUSIONS. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees' counsel are both independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

      Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement for another year. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the factors together. The Board judged the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.


                 41 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

TRUSTEES AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH       PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS; OTHER TRUSTEESHIPS/DIRECTORSHIPS HELD; NUMBER OF
THE FUNDS, LENGTH OF              PORTFOLIOS IN THE FUNDS, COMPLEX CURRENTLY OVERSEEN
SERVICE, AGE
INDEPENDENT                       THE ADDRESS OF EACH TRUSTEE IN THE CHART BELOW IS 6803 S. TUCSON WAY, CENTENNIAL, COLORADO
TRUSTEES                          80112-3924. EACH TRUSTEE SERVES FOR AN INDEFINITE TERM, OR UNTIL HIS OR HER RESIGNATION,
                                  RETIREMENT, DEATH OR REMOVAL.

WILLIAM L. ARMSTRONG,             President, Colorado Christian University (since 2006); Chairman of the following private mortgage
Chairman of the Board of          banking companies: Cherry Creek Mortgage Company (since 1991), Centennial State Mortgage Company
Trustees (since 2003),            (since 1994), and The El Paso Mortgage Company (since 1993); Chairman of the following private
Trustee (since 1999)              companies: Ambassador Media Corporation (since 1984) and Broadway Ventures (since 1984); Director
Age: 69                           of the following: Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992),
                                  Campus Crusade for Christ (since 1991) and The Lynde and Harry Bradley Foundation, Inc.
                                  (non-profit organization) (since 2002); former Chairman of the following: Transland Financial
                                  Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier Insurance
                                  (insurance agency) (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage)
                                  (1994- 2000) and Frontier Title (title insurance agency) (1995-2000); former Director of the following: UNUMProvident (insurance company) (1991-2004), Storage Technology Corporation
                                  (computer equipment company) (1991-2003) and International Family Entertainment (television channel) (1992-1997); U.S. Senator (January 1979-January 1991). Oversees 37 portfolios in the
                                  OppenheimerFunds complex.

ROBERT G. AVIS,                   Director and President of A.G. Edwards Capital, Inc. (General Partner of private equity funds)
Trustee (since 1998)              (until February 2001); Chairman, President and Chief Executive Officer of A.G. Edwards Capital,
Age: 75                           Inc. (until March 2000); Director of A.G. Edwards & Sons, Inc. (brokerage company) (until 2000)
                                  and A.G. Edwards Trust Company (investment adviser) (until 2000); Vice Chairman and Director of
                                  A.G. Edwards, Inc. (until March 1999); Vice Chairman of A.G. Edwards & Sons, Inc. (until March
                                  1999); Chairman of A.G. Edwards Trust Company (until March 1999) and A.G.E. Asset Management
                                  (investment adviser) (until March 1999). Oversees 37 portfolios in the OppenheimerFunds complex.

GEORGE C. BOWEN,                  Assistant Secretary and Director of Centennial Asset Management Corporation (December 1991-April
Trustee (since 1999)              1999); President, Treasurer and Director of Centennial Capital Corporation (June 1989-April
Age: 70                           1999); Chief Executive Officer and Director of MultiSource Services, Inc. (March 1996-April
                                  1999); Mr. Bowen held several positions with the Manager and with subsidiary or affiliated companies of the Manager (September 1987-April 1999). Oversees 37 portfolios in the
                                  OppenheimerFunds complex.

EDWARD L. CAMERON,                Member of The Life Guard of Mount Vernon (George Washington historical site) (since June 2000);
Trustee (since 1999)              Director of Genetic ID, Inc. (biotech company) (March 2001-May 2002); Partner at
Age: 68                           PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse
                                  LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998).
                                  Oversees 37 portfolios in the OppenheimerFunds complex.

JON S. FOSSEL,                    Director of UNUMProvident (insurance company) (since June 2002); Director of Northwestern Energy
Trustee (since 1998)              Corp. (public utility corporation) (since November 2004); Director of P.R. Pharmaceuticals
Age: 65                           (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization)
                                  (February 1998-February 2003 and since February 2005); Chairman and Director (until October 1996)
                                  and President and Chief Executive Officer (until October 1995) of the Manager; President, Chief
                                  Executive Officer and Director of the following: Oppenheimer Acquisition Corp. ("OAC") (parent holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial Services,
                                  Inc. (until October 1995). Oversees 37 portfolios in the OppenheimerFunds complex.

SAM FREEDMAN,                     Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held
Trustee (since 1998)              several positions with the Manager and with subsidiary or affiliated companies of the Manager
Age: 66                           (until October 1994). Oversees 37 portfolios in the OppenheimerFunds complex.

BEVERLY L. HAMILTON,              Trustee of Monterey Institute for International Studies (educational organization) (since
Trustee (since 2002)              February 2000); Board Member of Middlebury College (educational organization) (since December
Age: 60                           2005); Director of The California Endowment (philanthropic organization) (since April 2002);
                                  Director (February 2002-2005) and Chairman of Trustees (since 2006) of the Community Hospital of
                                  Monterey Peninsula; Director (October 1991-2005) and Vice Chairman (since 2006) of American
                                  Funds' Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management
                                  Company (February 1991-April 2000); Member of the investment committees of The Rockefeller
                                  Foundation (since 2001) and The University of Michigan (since 2000); Advisor at Credit


                 42 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

BEVERLY L. HAMILTON,              Suisse First Boston's Sprout venture capital unit (venture capital fund) (1994-January 2005);
Continued                         Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML
                                  Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund
                                  (2000-2003). Oversees 37 portfolios in the OppenheimerFunds complex.

ROBERT J. MALONE,                 Director of Jones International University (educational organization) (since August 2005);
Trustee (since 2002)              Chairman, Chief Executive Officer and Director of Steele Street State Bank (commercial banking)
Age: 62                           (since August 2003); Director of Colorado UpLIFT (charitable organization) (since 1986); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of
                                  U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July
                                  1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000);
                                  Director of Jones Knowledge, Inc. (2001-July 2004); and Director of U.S. Exploration, Inc. (oil
                                  and gas exploration) (1997-February 2004). Oversees 37 portfolios in the OppenheimerFunds complex.

F. WILLIAM MARSHALL, JR.,         Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company)
Trustee (since 2000)              (since 1996) and MML Series Investment Fund (investment company) (since 1996); Trustee (since
Age: 64                           1987) and Chairman (1994-2005) of the Investment Committee of the Worcester Polytech Institute
                                  (private university); President and Treasurer of the SIS Funds (private charitable fund) (since
                                  January 1999); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank)
                                  (January 1999-July 1999); and Executive Vice President of Peoples Heritage Financial Group, Inc.
                                  (commercial bank) (January 1999-July 1999). Oversees 39 portfolios in the OppenheimerFunds complex.

------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE                THE ADDRESS OF MR. MURPHY IS TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, 11TH FLOOR, NEW
AND OFFICER                       YORK, NEW YORK 10281- 1008. MR. MURPHY SERVES AS A TRUSTEE FOR AN INDEFINITE TERM, OR UNTIL HIS
                                  RESIGNATION, RETIREMENT, DEATH OR REMOVAL AND AS AN OFFICER FOR AN INDEFINITE TERM, OR UNTIL HIS
                                  RESIGNATION, RETIREMENT, DEATH OR REMOVAL. MR. MURPHY IS AN INTERESTED TRUSTEE DUE TO HIS
                                  POSITIONS WITH OPPENHEIMERFUNDS, INC. AND ITS AFFILIATES.

JOHN V. MURPHY,                   Chairman, Chief Executive Officer and Director (since June 2001) and President (since September
Trustee, President and            2000) of the Manager; President and director or trustee of other Oppenheimer funds; President and
Principal Executive Officer       Director of OAC and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the
(since 2001)                      Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the
Age: 57                           Manager) (since November 2001); Chairman and Director of Shareholder Services, Inc. and of
                                  Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July
                                  2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management
                                  Corporation, Trinity Investment Management Corporation and Tremont Capital Management, Inc.
                                  (since November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc.
                                  (since July 2001); President (since November 2001) and Director (since July 2001) of Oppenheimer
                                  Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance
                                  Company (OAC's parent company) (since February 1997); Director of DLB Acquisition Corporation
                                  (holding company parent of Babson Capital Management LLC) (since June 1995); Member of the
                                  Investment Company Institute's Board of Governors (since October 3, 2003); Chief Operating
                                  Officer of the Manager (September 2000-June 2001); President and Trustee of MML Series Investment
                                  Fund and MassMutual Select Funds (open-end investment companies) (November 1999-November 2001);
                                  Director of C.M. Life Insurance Company (September 1999-August 2000); President, Chief Executive
                                  Officer and Director of MML Bay State Life Insurance Company (September 1999-August 2000);
                                  Director of Emerald Isle Bancorp and Hibernia Savings Bank (wholly-owned subsidiary of Emerald
                                  Isle Bancorp) (June 1989-June 1998). Oversees 96 portfolios in the OppenheimerFunds complex.

------------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS OF                 THE ADDRESSES OF THE OFFICERS IN THE CHART BELOW ARE AS FOLLOWS: FOR MESSRS. MONOYIOS, ZAVANELLI,
THE FUND                          ZACK, GILLESPIE AND MS. BLOOMBERG, TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, NEW YORK, NEW
                                  YORK 10281-1008, FOR MESSRS. VANDEHEY, WIXTED, PETERSEN, SZILAGYI AND MS. IVES, 6803 S. TUCSON
                                  WAY, CENTENNIAL, COLORADO 80112-3924. EACH OFFICER SERVES FOR AN INDEFINITE OR UNTIL HIS OR HER
                                  RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

NIKOLAOS D. MONOYIOS,             Senior Vice President of the Manager (since October 2003); a Certified Financial Analyst.
Vice President and Portfolio      Formerly Vice President of the Manager (April 1998-September 2003). An officer of 6 portfolios in
Manager (since 2003)              the OppenheimerFunds complex.
Age: 57


                 43 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

MARK ZAVANELLI,                   Vice President of the Manager (since November 2000); a Chartered Financial Analyst; an officer of
Vice President (since 2001)       3 portfolios in the OppenheimerFunds complex. Prior to joining the Manager in May 1998 he was
Age: 36                           President of Waterside Capital Management, a registered investment advisor (August 1995-April
                                  1998).

MARK S. VANDEHEY,                 Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Vice
Vice President and Chief          President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and
Compliance Officer                Shareholder Services, Inc. (since June 1983); Vice President and Director of Internal Audit of
(since 2004)                      the Manager (1997-February 2004). An officer of 96 portfolios in the OppenheimerFunds complex.
Age: 56

BRIAN W. WIXTED,                  Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of the
Treasurer and Principal           following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc.,
Financial & Accounting            Shareholder Services, Inc., Oppenheimer Real Asset Management Corporation, and Oppenheimer
Officer (since 1999)              Partnership Holdings, Inc. (since March 1999), OFI Private Investments, Inc. (since March 2000),
Age: 47                           OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional
                                  Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (since June
                                  2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (since March 1999),
                                  Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy
                                  Program (April 2000-June 2003); Principal and Chief Operating Officer of Bankers Trust
                                  Company-Mutual Fund Services Division (March 1995-March 1999). An officer of 96 portfolios in the
                                  OppenheimerFunds complex.

BRIAN S. PETERSEN,                Assistant Vice President of the Manager (since August 2002); Manager/Financial Product Accounting
Assistant Treasurer               of the Manager (November 1998-July 2002). An officer of 96 portfolios in the OppenheimerFunds
(since 2004)                      complex.
Age: 36

BRIAN C. SZILAGYI,                Assistant Vice President of the Manager (since July 2004); Director of Financial Reporting and
Assistant Treasurer               Compliance of First Data Corporation (April 2003-July 2004); Manager of Compliance of Berger
(since 2005)                      Financial Group LLC (May 2001-March 2003); Director of Mutual Fund Operations at American Data
Age: 36                           Services, Inc. (September 2000-May 2001). An officer of 96 portfolios in the OppenheimerFunds complex.

ROBERT G. ZACK,                   Executive Vice President (since January 2004) and General Counsel (since March 2002) of the
Vice President and Secretary      Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel
(since 2001)                      of Centennial Asset Management Corporation (since December 2001); Senior Vice President and
Age: 58                           General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and
                                  General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and
                                  Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc;
                                  Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002);
                                  Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President,
                                  General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services,
                                  Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private
                                  Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds
                                  Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional
                                  Asset Management, Inc. (since November 2001); Director of OppenheimerFunds (Asia) Limited (since
                                  December 2003); Senior Vice President (May 1985-December 2003), Acting General Counsel (November
                                  2001-February 2002) and Associate General Counsel (May 1981-October 2001) of the Manager;
                                  Assistant Secretary of the following: Shareholder Services, Inc. (May 1985-November 2001),
                                  Shareholder Financial Services, Inc. (November 1989-November 2001), and OppenheimerFunds
                                  International Ltd. (September 1997-November 2001). An officer of 96 portfolios in the
                                  OppenheimerFunds complex.

LISA I. BLOOMBERG,                Vice President and Associate Counsel of the Manager (since May 2004); First Vice President (April
Assistant Secretary               2001-April 2004), Associate General Counsel (December 2000-April 2004), Corporate Vice President
(since 2004)                      (May 1999-April 2001) and Assistant General Counsel (May 1999-December 2000) of UBS Financial
Age: 39                           Services Inc. (formerly, PaineWebber Incorporated). An officer of 96 portfolios in the
                                  OppenheimerFunds complex.


                 44 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

KATHLEEN T. IVES,                 Vice President (since June 1998) and Senior Counsel and Assistant Secretary (since October 2003)
Assistant Secretary               of the Manager; Vice President (since 1999) and Assistant Secretary (since October 2003) of the
(since 2001)                      Distributor; Assistant Secretary of Centennial Asset Management Corporation (since October 2003);
Age: 41                           Vice President and Assistant Secretary of Shareholder Services, Inc. (since 1999); Assistant
                                  Secretary of OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc. (since
                                  December 2001); Assistant Counsel of the Manager (August 1994-October 2003). An officer of 96 portfolios in the OppenheimerFunds complex.

PHILLIP S. GILLESPIE,             Senior Vice President and Deputy General Counsel of the Manager (since September 2004); First
Assistant Secretary               Vice President(2000-September 2004), Director (2000-September 2004) and Vice President
(since 2004)                      (1998-2000) of Merrill Lynch Investment Management. An officer of 96 portfolios in the
Age: 43                           OppenheimerFunds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND OFFICERS AND IS AVAILABLE WITHOUT CHARGE, UPON REQUEST, BY CALLING 1.800.981.2871.


                 45 | OPPENHEIMER MAIN STREET SMALL CAP FUND/VA



OPPENHEIMER STRATEGIC BOND FUND/ VA

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE. The Fund benefited from its emphasis on bonds and currencies from the emerging markets in 2006. Investments in Brazil, Mexico and Russia produced particularly attractive returns as these nations made progress toward reforming their financial systems and taming inflation. When concerns arose in the spring that a U.S. economic slowdown might precede a downturn in international economic conditions, the Fund's overweighted position in emerging market bonds hurt its relative performance. However, most of the Fund's emerging markets positions bounced back when U.S. economic growth moderated and U.S. interest rates stabilized. Bonds from Turkey proved to be an exception, as the country encountered regional political difficulties over the second half of the year.

      The Fund's returns also were bolstered by its relatively heavy exposure to the euro, which gained value relative to the U.S. dollar. In fact, due to low interest rates, a soaring current account deficit and other factors, most major currencies advanced against the U.S. dollar during 2006, making investments denominated in foreign currencies more valuable for U.S. residents.

      In addition, the Fund received generally positive contributions from high-yield corporate bonds. However, bonds in the lower rated categories tended to fare better than those with higher credit ratings. Because we had reduced the Fund's exposure to high-yield bonds generally and lower-rated securities in particular in anticipation of slower U.S. economic growth, the Fund did not participate fully in the high-yield sector's strength during the second half of the year.

      Finally, our security selection and duration management strategies helped support returns from U.S. government securities. We captured higher yields than those provided by U.S. Treasuries by focusing on mortgage- and asset-backed securities from U.S. government agencies. In the spring, we began to increase the Fund's average duration toward a range that was closer to industry averages. This change helped the Fund participate more fully in rallies as the market rebounded during the summer and fall.

      As of the end of 2006, we remain guardedly optimistic regarding the prospects for currencies and bonds in the emerging and developed markets. We believe that the emerging markets remain fundamentally sound despite signs of slower growth in the United States, and bond prices may rise further as the global economic expansion continues. While strong corporate profits may continue to support high yield bond prices, we have remain concerned about rich valuations and the possibility that recent trends in corporate financing may cause default rates to rise. Finally, we expect U.S. interest rates to remain relatively stable, which may help keep prices and yields of U.S. Treasury securities near current levels. Oppenheimer Strategic Bond Fund/VA enables investors to participate in all three of these major bond market sectors, making it an integral part of THE RIGHT WAY TO INVEST.

      PLEASE NOTE THAT FIXED-INCOME INVESTING ENTAILS CREDIT RISKS AND INTEREST RATE RISKS. WHEN INTEREST RATES RISE, BOND PRICES GENERALLY FALL, AND THE FUND'S SHARE PRICES CAN FALL. THE FUND INVESTS IN DEBT SECURITIES BELOW INVESTMENT GRADE, WHICH MAY ENTAIL GREATER CREDIT RISKS, AS DESCRIBED IN THE PROSPECTUS. MORTGAGE-RELATED SECURITIES HAVE GREATER POTENTIAL FOR LOSS WHEN INTEREST RATES RISE. ALSO, INVESTING IN FOREIGN SECURITIES INVOLVES ADDITIONAL EXPENSES AND SPECIAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, FOREIGN TAXES AND POLITICAL AND ECONOMIC UNCERTAINTIES, AS DESCRIBED IN THE PROSPECTUS. INVESTMENTS IN EMERGING AND DEVELOPING MARKETS ARE SUBJECT TO GREATER VOLATILITY AND RISKS.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2006. In the case of Non-Service shares, performance is measured over a ten fiscal year period. In the case of Service shares, performance is measured from inception of the class on March 19, 2001. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

      The Fund's performance is compared to the performance of the Lehman Brothers Aggregate Bond Index, an unmanaged index of U.S. corporate and government bonds, and to the Citigroup World Government Bond Index, an unmanaged index of debt securities of major foreign governments. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.


                     4 | OPPENHEIMER STRATEGIC BOND FUND/ VA

NON-SERVICE SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

   Oppenheimer Strategic Bond Fund/VA (Non-Service)

   Lehman Brothers Aggregate Bond Index

   Citigroup World Government Bond Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

             Oppenheimer Strategic                             Citigroup
                 Bond Fund V/A          Lehman Brothers     World Government
                (Non-Service)        Aggregate Bond Index      Bond Index

12/31/1996          10,000                  10,000               10,000
03/31/1997           9,995                   9,944                9,586
06/30/1997          10,396                  10,309                9,877
09/30/1997          10,745                  10,652               10,003
12/31/1997          10,871                  10,965               10,023
03/31/1998          11,142                  11,136               10,102
06/30/1998          11,229                  11,396               10,303
09/30/1998          10,989                  11,878               11,161
12/31/1998          11,185                  11,918               11,557
03/31/1999          11,201                  11,859               11,111
06/30/1999          11,201                  11,755               10,728
09/30/1999          11,224                  11,835               11,214
12/31/1999          11,502                  11,820               11,064
03/31/2000          11,628                  12,081               11,084
06/30/2000          11,704                  12,291               11,067
09/30/2000          11,830                  12,662               10,776
12/31/2000          11,804                  13,194               11,240
03/31/2001          12,044                  13,595               10,898
06/30/2001          11,948                  13,671               10,727
09/30/2001          11,868                  14,302               11,495
12/31/2001          12,377                  14,308               11,129
03/31/2002          12,570                  14,322               10,949
06/30/2002          12,629                  14,851               12,225
09/30/2002          12,687                  15,531               12,698
12/31/2002          13,298                  15,776               13,298
03/31/2003          13,773                  15,995               13,711
06/30/2003          14,613                  16,395               14,244
09/30/2003          15,048                  16,372               14,525
12/31/2003          15,701                  16,423               15,281
03/31/2004          16,015                  16,860               15,566
06/30/2004          15,720                  16,448               15,048
09/30/2004          16,277                  16,974               15,542
12/31/2004          17,063                  17,136               16,863
03/31/2005          16,832                  17,053               16,428
06/30/2005          17,346                  17,567               16,193
09/30/2005          17,483                  17,448               16,011
12/31/2005          17,518                  17,552               15,703
03/31/2006          17,755                  17,438               15,640
06/30/2006          17,505                  17,425               16,136
09/30/2006          18,185                  18,089               16,369
12/31/2006          18,829                  18,313               16,664

AVERAGE ANNUAL TOTAL RETURNS OF NON-SERVICE SHARES OF THE FUND AT 12/31/06

1-Year   7.49%   5-Year   8.75%     10-Year   6.53%

SERVICE SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

   Oppenheimer Strategic Bond Fund/VA (Service)

   Lehman Brothers Aggregate Bond Index

   Citigroup World Government Bond Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

             Oppenheimer Strategic                             Citigroup
                 Bond Fund V/A          Lehman Brothers     World Government
                   (Service)         Aggregate Bond Index      Bond Index

03/19/2001          10,000                  10,000               10,000
03/31/2001           9,914                  10,000               10,000
06/30/2001           9,871                  10,056                9,843
09/30/2001           9,784                  10,520               10,548
12/31/2001          10,194                  10,525               10,212
03/31/2002          10,326                  10,535               10,047
06/30/2002          10,373                  10,924               11,218
09/30/2002          10,419                  11,425               11,652
12/31/2002          10,910                  11,604               12,203
03/31/2003          11,287                  11,766               12,582
06/30/2003          11,960                  12,060               13,070
09/30/2003          12,284                  12,043               13,328
12/31/2003          12,782                  12,081               14,022
03/31/2004          13,022                  12,402               14,284
06/30/2004          12,786                  12,099               13,808
09/30/2004          13,231                  12,485               14,261
12/31/2004          13,860                  12,605               15,473
03/31/2005          13,656                  12,544               15,074
06/30/2005          14,067                  12,922               14,859
09/30/2005          14,204                  12,835               14,692
12/31/2005          14,204                  12,911               14,410
03/31/2006          14,404                  12,827               14,351
06/30/2006          14,176                  12,818               14,806
09/30/2006          14,718                  13,306               15,020
12/31/2006          15,231                  13,470               15,291

AVERAGE ANNUAL TOTAL RETURNS OF SERVICE SHARES OF THE FUND AT 12/31/06

1-Year   7.23%     5-Year   8.36%     Since Inception (3/19/01)   7.55%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, CALL US AT 1.800.981.2871. THE FUND'S TOTAL RETURNS SHOULD NOT BE EXPECTED TO BE THE SAME AS THE RETURNS OF OTHER FUNDS, WHETHER OR NOT BOTH FUNDS HAVE THE SAME PORTFOLIO MANAGERS AND/OR SIMILAR NAMES. THE FUND'S TOTAL RETURNS DO NOT INCLUDE THE CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT PRODUCTS THAT OFFER THIS FUND. SUCH PERFORMANCE WOULD HAVE BEEN LOWER IF SUCH CHARGES WERE TAKEN INTO ACCOUNT.


                     5 | OPPENHEIMER STRATEGIC BOND FUND/ VA

FUND EXPENSES
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include redemption fees, if any; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2006.

ACTUAL EXPENSES. The "actual" lines of the table provide information about actual account values and actual expenses. You may use the information on this line for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the "actual" line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The "hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included, your costs would have been higher.

--------------------------------------------------------------------------------

                                  BEGINNING    ENDING       EXPENSES
                                  ACCOUNT      ACCOUNT      PAID DURING
                                  VALUE        VALUE        6 MONTHS ENDED
                                  (7/1/06)     (12/31/06)   DECEMBER 31, 2006
--------------------------------------------------------------------------------
Non-Service shares Actual         $  1,000.00  $  1,075.70  $  3.25
--------------------------------------------------------------------------------
Non-Service shares Hypothetical      1,000.00     1,022.08     3.16
--------------------------------------------------------------------------------
Service shares Actual                1,000.00     1,074.50     4.56
--------------------------------------------------------------------------------
Service shares Hypothetical          1,000.00     1,020.82     4.44

Hypothetical assumes 5% annual return before expenses.

Expenses are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding affiliated fund indirect expenses, based on the 6-month period ended December 31, 2006 are as follows:

CLASS                      EXPENSE RATIOS
------------------------------------------
Non-Service shares         0.62%
------------------------------------------
Service shares             0.87

The expense ratios reflect voluntary waivers or reimbursements of expenses by the Fund's Manager that can be terminated at any time, without advance notice. The "Financial Highlights" tables in the Fund's financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements.

--------------------------------------------------------------------------------


                     6 | OPPENHEIMER STRATEGIC BOND FUND/VA

STATEMENT OF INVESTMENTS  December 31, 2006
--------------------------------------------------------------------------------

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES--1.4%
--------------------------------------------------------------------------------
Ace Securities Corp. Home
Equity Loan Trust, Asset-Backed
Pass-Through Certificates,
Series 2005-HE7, Cl. A2B,
5.53%, 11/25/35 1                            $        420,000   $       420,412
--------------------------------------------------------------------------------
Aesop Funding II LLC,
Automobile
Asset-Backed Certificates,
Series 2005-1A, Cl. A2,
5.41%, 4/20/08 1                                      200,000           200,200
--------------------------------------------------------------------------------
Argent Securities Trust 2004-W8,
Asset-Backed Pass-Through
Certificates,
Series 2004-W8, Cl. A2,
5.83%, 5/25/34 1                                    1,960,000         1,966,993
--------------------------------------------------------------------------------
Argent Securities Trust 2006-M3,
Asset-Backed Pass-Through
Certificates,
Series 2006-M3,
Cl. A2B, 5.42%, 9/25/36 1,2                           530,000           530,339
--------------------------------------------------------------------------------
Argent Securities Trust 2006-W5,
Asset-Backed Pass-Through
Certificates,
Series 2006-W5, Cl. A2B,
5.45%, 5/26/36 1                                      810,000           810,618
--------------------------------------------------------------------------------
BMW Vehicle Owner Trust
2006-A, Automobile
Asset-Backed Securities,
Series 2006-A, Cl. A2,
5.30%, 5/26/09                                      1,000,000         1,000,730
--------------------------------------------------------------------------------
Capital Auto Receivables
Asset Trust 2004-2, Automobile
Asset-Backed Securities,
Series 2004-2, Cl. A3, 3.58%,
1/15/09                                               740,000           732,000
--------------------------------------------------------------------------------
Centex Home Equity Loan
Trust 2005-D, Asset-Backed
Certificates,
Series 2005-D, Cl. AF1,
5.04%, 10/25/35                                       282,231           281,261
--------------------------------------------------------------------------------
Centex Home Equity Loan Trust
2006-A, Asset-Backed
Certificates,
Series 2006-A, Cl. AV2,
5.45%, 5/16/36 1                                    1,000,000         1,000,773
--------------------------------------------------------------------------------
Citigroup Mortgage Loan Trust
2006-WFH3, Asset-Backed
Pass-Through Certificates,
Series 2006-WFH3, Cl. A2,
5.45%, 10/31/36 1                                     620,000           620,000

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Continued
--------------------------------------------------------------------------------
Consumer Credit Reference
Index Securities Program,
Credit Card Asset-Backed
Certificates,
Series 2002-B, Cl. FX,
10.421%, 3/22/07 3                           $        500,000   $       503,779
--------------------------------------------------------------------------------
CWABS Asset-Backed
Certificates Trust 2005-10,
Asset-Backed Certificates,
Series 2005-10, Cl. AF1,
5.51%, 2/25/36 1                                      305,771           306,006
--------------------------------------------------------------------------------
CWABS Asset-Backed
Certificates Trust 2005-16,
Asset-Backed Certificates,
Series 2005-16, Cl. 2AF2,
5.382%, 5/25/36 1                                     300,000           299,006
--------------------------------------------------------------------------------
CWABS Asset-Backed
Certificates Trust 2005-17,
Asset-Backed Certificates:
Series 2005-17, Cl. 1AF1,
5.55%, 5/25/36 1                                      348,396           348,790
Series 2005-17, Cl. 1AF2,
5.363%, 5/25/36 1                                     200,000           199,285
--------------------------------------------------------------------------------
CWABS Asset-Backed
Certificates Trust 2006-25,
Asset-Backed Certificates,
Series 2006-25, Cl. 2A2,
5.44%, 12/25/29 1                                   1,050,000         1,050,735
--------------------------------------------------------------------------------
DaimlerChrysler Auto Trust,
Automobile Loan Pass-Through
Certificates,
Series 2006-C, Cl. A2,
5.33%, 5/8/09                                       1,760,000         1,758,750
--------------------------------------------------------------------------------
Embarcadero Aircraft
Securitization Trust, Airplane
Receivable Nts.,
Series 2000-A, Cl. B, 8/15/25 2,4,18                1,820,063            18,201
--------------------------------------------------------------------------------
First Franklin Mortgage Loan
Asset-Backed Certificates,
Home Equity Receivables,
Series 2005-FF3, Cl. A1,
5.43%, 4/25/35 1                                      596,995           597,422
--------------------------------------------------------------------------------
First Franklin Mortgage Loan
Trust 2005-FF10, Mtg.
Pass-Through Certificates,
Series 2005-FF10, Cl. A3,
5.56%, 11/25/35 1                                   1,170,000         1,171,159
--------------------------------------------------------------------------------
First Franklin Mortgage Loan
Trust 2006-FF10, Mtg.
Pass-Through Certificates,
Series 2006-FF10, Cl. A3,
5.41%, 7/25/36 1                                      840,000           840,537


                     7 | OPPENHEIMER STRATEGIC BOND FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Continued
--------------------------------------------------------------------------------
First Franklin Mortgage Loan
Trust 2006-FF5, Mtg.
Pass-Through Certificates,
Series 2006-FF5, Cl. 2A1,
5.40%, 5/15/36 1                             $        424,516   $       424,811
--------------------------------------------------------------------------------
First Franklin Mortgage Loan
Trust 2006-FF9, Mtg.
Pass-Through Certificates,
Series 2006-FF9, Cl. 2A2,
5.43%, 7/7/36 1                                       430,000           430,275
--------------------------------------------------------------------------------
Ford Credit Auto Owner Trust,
Automobile Loan Pass-Through
Certificates,
Series 2005-A, Cl. A3,
3.48%, 11/17/08                                       299,057           297,381
--------------------------------------------------------------------------------
GS Auto Loan Trust,
Automobile Loan
Asset-Backed Securities,
Series 2005-1, Cl. A2,
4.32%, 5/15/08                                        299,290           299,247
--------------------------------------------------------------------------------
Household Home Equity Loan
Trust, Home Equity Loan
Pass-Through Certificates:
Series 2005-3, Cl. A1,
5.61%, 1/20/35 1                                      384,717           385,341
Series 2006-4, Cl. A2V,
5.46%, 3/20/36 1,2                                    390,000           390,000
--------------------------------------------------------------------------------
Lehman XS Trust, Mtg.
Pass-Through Certificates:
Series 2005-10, Cl. 2A3B,
5.55%, 1/25/36                                        435,630           432,260
Series 2005-2, Cl. 2A1B,
5.18%, 8/25/35 1                                      381,548           380,713
Series 2005-4, Cl. 2A1B,
5.17%, 10/25/35                                       344,511           343,071
--------------------------------------------------------------------------------
Mastr Asset Backed Securities
Trust 2006-WMC3, Mtg.
Pass-Through Certificates,
Series 2006-WMC3, Cl. A3,
5.42%, 8/25/36 1,2                                  1,310,000         1,310,837
--------------------------------------------------------------------------------
Morgan Stanley ABS Capital I,
Mtg. Pass-Through Certificates,
Series 2005-WMC6, Cl. A2B,
5.61%, 7/25/35 1                                      480,000           480,924
--------------------------------------------------------------------------------
NC Finance Trust, CMO
Pass-Through Certificates,
Series 1999-I, Cl. ECFD,
1.762%, 1/25/29 2                                      66,744            14,016
--------------------------------------------------------------------------------
Nissan Auto Receivables Owner
Trust, Automobile
Receivable Nts.,
Series 2005-C, Cl. A2,
3.99%, 1/15/08                                        303,013           302,871

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Continued
--------------------------------------------------------------------------------
Option One Mortgage Loan
Trust, Asset-Backed Certificates,
Series 2006-2, Cl. 2A2,
5.45%, 7/1/36 1                              $      1,420,000   $     1,421,107
--------------------------------------------------------------------------------
Popular ABS Mortgage
Pass-Through Trust 2004-5,
Mtg. Pass-Through Certificates,
Series 2004-5, Cl. AF2,
3.735%, 11/10/34 1                                     13,582            13,542
--------------------------------------------------------------------------------
Popular ABS Mortgage
Pass-Through Trust 2005-1,
Mtg. Pass-Through Certificates,
Series 2005-1, Cl. AF2,
3.914%, 5/25/35 1                                      46,498            46,340
--------------------------------------------------------------------------------
Popular ABS Mortgage
Pass-Through Trust 2005-2,
Mtg. Pass-Through Certificates,
Series 2005-2, Cl. AF2,
4.415%, 4/25/35 1                                     240,000           237,740
--------------------------------------------------------------------------------
Popular ABS Mortgage
Pass-Through Trust 2005-6,
Mtg. Pass-Through Certificates,
Series 2005-6, Cl. A3,
5.68%, 1/25/36 1                                      320,000           319,132
--------------------------------------------------------------------------------
RAMP Series 2004-RS7 Trust, Mtg.
Asset-Backed Pass-Through
Certificates, Series 2004-RS7,
Cl. AI32, 4.45%, 7/25/28                              459,496           456,292
--------------------------------------------------------------------------------
RAMP Series 2006-RS4 Trust, Mtg.
Asset-Backed Pass-Through
Certificates, Series 2006-RS4,
Cl. A1, 5.43%, 7/25/36 1                              449,187           449,505
--------------------------------------------------------------------------------
RASC Series 2006-KS7 Trust,
Home Equity Mtg. Asset-Backed
Pass-Through Certificates,
Series 2006-KS7, Cl. A2,
5.42%, 9/25/36 1                                    1,070,000         1,070,684
--------------------------------------------------------------------------------
Start CLO Ltd., Asset-Backed
Credit Linked Securities,
Series 2006-3A, Cl. F,
5.353%, 6/7/11 1,2                                    950,000           950,000
--------------------------------------------------------------------------------
Structured Asset Investment
Loan Trust, Mtg. Pass-Through
Certificates, Series 2006-2,
Cl. A1, 5.41%, 4/25/36 1                            1,482,241         1,483,265
--------------------------------------------------------------------------------
Structured Asset Securities Corp.,
Mtg. Pass-Through Certificates:
Series 2003-25XS, Cl. A4,
4.51%, 8/25/33                                         22,275            22,136
Series 2005-4XS, Cl. 3A1,
5.18%, 3/26/35                                        392,218           391,263


                     8 | OPPENHEIMER STRATEGIC BOND FUND/VA

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Continued
--------------------------------------------------------------------------------
Taganka Car Loan Finance plc,
Automobile Asset-Backed
Certificates,
Series 2006-1A, Cl. C,
8.65%, 11/14/13 1,2                          $        655,000   $       655,000
--------------------------------------------------------------------------------
Wells Fargo Home Equity
Asset-Backed Securities 2006-2
Trust, Home Equity
Asset-Backed Certificates,
Series 2006-2, Cl. A2,
5.59%, 7/25/36 1                                      840,000           840,537
                                                                ----------------
Total Asset-Backed Securities
(Cost $30,379,242)                                                   28,505,286

--------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS--16.7%
--------------------------------------------------------------------------------
Banc of America Commercial
Mortgage, Inc., Commercial
Mtg. Pass-Through Certificates:
Series 2005-3, Cl. A2,
4.501%, 7/10/43                                       690,000           674,361
Series 2006-5, Cl. A2,
5.348%, 10/10/11                                    1,700,000         1,703,652
--------------------------------------------------------------------------------
Banc of America Funding Corp.,
CMO Pass-Through Certificates,
Series 2004-2, Cl. 2A1,
6.50%, 7/20/32                                        459,951           466,213
--------------------------------------------------------------------------------
Banc of America Mortgage
Securities, Inc., CMO
Pass-Through Certificates:
Series 2004-8, Cl. 5A1,
6.50%, 5/25/32                                        398,262           401,871
Series 2005-E, Cl. 2A2,
4.975%, 6/25/35 1                                      38,327            38,262
--------------------------------------------------------------------------------
ChaseFlex Trust 2006-2,
Multiclass Mtg. Pass-Through
Certificates,
Series 2006-2,
Cl. A1B, 5.607%, 8/25/08 1,2                          708,359           709,103
--------------------------------------------------------------------------------
Citigroup Mortgage Loan Trust
2006-WF1, Asset-Backed
Pass-Through Certificates,
Series 2006-WF1, Cl. A2B,
5.536%, 3/1/36                                        260,000           259,216
--------------------------------------------------------------------------------
Countrywide Alternative Loan
Trust, CMO,
Series 2005-J1, Cl. 3A1,
6.50%, 8/25/32                                      1,145,796         1,158,328
--------------------------------------------------------------------------------
Deutsche Alt-A Securities
Mortgage Loan Trust, Mtg.
Pass-Through Certificates:
Series 2006-AB2, Cl. A7,
5.961%, 6/25/36                                     1,345,912         1,343,462
Series 2006-AB3, Cl. A7,
6.36%, 4/25/08                                        421,142           421,260
Series 2006-AB4, Cl. A1A,
6.005%, 10/25/36                                    1,667,037         1,667,167

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS Continued
--------------------------------------------------------------------------------
Federal Home Loan
Mortgage Corp.:
4.50%, 12/1/18-7/1/19                        $      4,534,307   $     4,380,732
5%, 9/1/33                                          3,756,939         3,632,585
6%, 5/1/18-10/1/29                                  4,915,001         4,979,050
6.50%, 3/1/18-6/1/35                                8,496,654         8,708,187
7%, 3/1/31-10/1/31                                    592,234           609,375
7.50%, 4/1/36                                       1,877,215         1,960,215
11%, 11/1/14                                           20,696            21,608
--------------------------------------------------------------------------------
Federal Home Loan Mortgage
Corp., CMO Gtd. Multiclass
Mtg. Participation Certificates:
Series 1897, Cl. K, 7%, 9/15/26                     2,569,401         2,678,004
Series 2191, Cl. MF,
5.95%, 12/17/27 1                                     100,798           100,948
Series 2410, Cl. PF,
6.33%, 2/15/32 1                                    1,615,963         1,655,504
Series 2435, Cl. EQ,
6%, 5/15/31                                         2,100,000         2,114,116
Series 2453, Cl. BD,
6%, 5/15/17                                           367,631           372,798
Series 2641, Cl. CE,
3.50%, 9/15/25                                      1,200,359         1,170,411
Series 2727, Cl. UA,
3.50%, 10/15/22                                       702,655           689,495
Series 2736, Cl. DB,
3.30%, 11/15/26                                     5,213,047         5,045,541
Series 2777, Cl. PJ,
4%, 5/15/24                                           730,157           719,602
Series 2934, Cl. NA,
5%, 4/15/24                                         1,840,635         1,832,586
Series 3105, Cl. BD,
5.50%, 1/15/26                                      1,500,000         1,492,964
Series 3138, Cl. PA,
5.50%, 2/15/27                                      4,030,430         4,042,302
--------------------------------------------------------------------------------
Federal Home Loan Mortgage
Corp., CMO Gtd. Real Estate
Mtg. Investment Conduit
Multiclass Pass-Through
Certificates:
Series 1360, Cl. PZ,
7.50%, 9/15/22                                      2,233,713         2,321,193
Series 1674, Cl. Z,
6.75%, 2/15/24                                      1,627,745         1,683,554
Series 2002-66, Cl. FG,
6.35%, 9/25/32 1                                    2,744,974         2,788,550
Series 2002-84, Cl. FB,
6.35%, 12/25/32 1                                   2,744,975         2,828,142
Series 2003-11, Cl. FA,
6.35%, 9/25/32 1                                    2,744,884         2,829,451
Series 2006-11, Cl. PS,
5.06%, 3/25/36 1                                      894,731           888,617
Series 2043, Cl. ZP,
6.50%, 4/15/28                                      1,127,450         1,152,505
Series 2055, Cl. ZM,
6.50%, 5/15/28                                        203,286           206,488


                     9 | OPPENHEIMER STRATEGIC BOND FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS Continued
--------------------------------------------------------------------------------
Federal Home Loan Mortgage
Corp., CMO Gtd. Real Estate
Mtg. Investment Conduit
Multiclass Pass-Through
Certificates: Continued
Series 2080, Cl. Z,
6.50%, 8/15/28                               $        128,529   $       130,606
Series 2106, Cl. FG,
5.80%, 12/15/28 1                                   2,846,826         2,882,527
Series 2116, Cl. ZA,
6%, 1/15/29                                         1,113,025         1,127,912
Series 2135, Cl. OH,
6.50%, 3/15/29                                      1,677,878         1,719,603
Series 2173, Cl. Z,
6.50%, 7/15/29                                        947,614           972,069
Series 2195, Cl. LH,
6.50%, 10/15/29                                     1,245,322         1,270,617
Series 2326, Cl. ZP,
6.50%, 6/15/31                                        211,910           216,629
Series 2368, Cl. PR,
6.50%, 10/15/31                                       822,587           842,075
Series 2387, Cl. PD,
6%, 4/15/30                                            73,499            73,557
Series 2461, Cl. PZ,
6.50%, 6/15/32                                      1,552,910         1,618,030
Series 2500, Cl. FD,
5.85%, 3/15/32 1                                       64,857            65,517
Series 2526, Cl. FE,
5.75%, 6/15/29 1                                       92,360            93,379
Series 2551, Cl. FD,
5.75%, 1/15/33 1                                       71,999            72,693
Series 2583, Cl. KA,
5.50%, 3/15/22                                        128,605           128,466
Series 2939, Cl. PE,
5%, 2/15/35                                         1,585,000         1,483,053
Series 3025, Cl. SJ,
5.133%, 8/15/35 1                                   1,133,456         1,139,524
Series 3153, Cl. FJ,
5.73%, 5/15/36 1                                      514,615           516,785
Series 2464, Cl. FI,
6.32%, 2/15/32 1                                      639,517           654,482
Series 2470, Cl. LF,
6.32%, 2/15/32 1                                      654,453           672,427
Series 2471, Cl. FD,
6.32%, 3/15/32 1                                    1,188,602         1,219,995
--------------------------------------------------------------------------------
Federal Home Loan
Mortgage Corp., CMO
Interest-Only Stripped
Mtg.-Backed Security,
Series 2437, Cl. SB,
8.008%, 4/15/32 5                                   6,360,255           478,576
--------------------------------------------------------------------------------
Federal Home Loan Mortgage
Corp., CMO Pass-Through
Participation Certificates,
Series 151, Cl. F, 9%, 5/15/21                         58,974            58,848

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS Continued
--------------------------------------------------------------------------------
Federal Home Loan Mortgage
Corp., Interest-Only Stripped
Mtg.-Backed Security:
Series 177, Cl. IO,
10.487%, 7/1/26 5                            $        240,609   $        55,023
Series 192, Cl. IO,
11.788%, 2/1/28 5                                      62,323            13,797
Series 200, Cl. IO,
10.548%, 1/1/29 5                                      74,531            15,849
Series 2003-118, Cl. S,
7.949%, 12/25/33 5                                  1,529,972           189,163
Series 2003-13, Cl. IO,
9.458%, 3/25/33 5                                   1,399,362           313,006
Series 2003-26, Cl. IO,
7.812%, 4/25/33 5                                   1,127,903           249,470
Series 2005-87, Cl. SE,
5.217%, 10/25/35 5                                 14,906,359           485,835
Series 2005-87, Cl. SG,
9.386%, 10/25/35 5                                  4,001,505           219,044
Series 205, Cl. IO,
8.018%, 9/1/29 5                                      317,601            69,095
Series 2074, Cl. S,
(0.812)%, 7/17/28 5                                    82,234             8,353
Series 2079, Cl. S,
(2.102)%, 7/17/28 5                                   130,890            14,191
Series 208, Cl. IO,
(17.635)%, 6/1/30 5                                   370,617            77,902
Series 2177, Cl. S,
4.623%, 8/15/29 5                                   3,913,135           345,911
Series 2526, Cl. SE,
(0.586)%, 6/15/29 5                                   172,672             8,643
Series 2920, Cl. S,
(4.295)%, 1/15/35 5                                 1,446,867            67,429
Series 3000, Cl. SE,
(5.292)%, 7/15/25 5                                 1,638,251            57,650
--------------------------------------------------------------------------------
Federal National Mortgage Assn.:
4.50%, 5/1/18-12/1/20                              14,224,234        13,757,203
5%, 12/1/17-3/1/34                                 35,763,797        34,962,043
5%, 1/1/22-1/1/37 6                                22,398,000        21,775,279
5.50%, 3/1/33-1/1/34                               19,453,659        19,261,435
5.50%, 1/1/22-1/1/37 6                              6,974,000         6,929,428
6%, 7/1/24-4/1/33                                  17,013,139        17,193,485
6%, 1/1/22 6                                       22,807,000        23,127,712
6.50%, 4/1/17-4/1/31                                8,840,168         9,071,606
6.50%, 1/1/34-1/1/37 6                             11,899,527        12,128,637
7%, 11/1/17-3/1/36                                  5,795,566         5,975,803
7.50%, 2/1/27-3/1/33                                5,381,561         5,619,953
8.50%, 7/1/32                                          10,254            11,042
--------------------------------------------------------------------------------
Federal National Mortgage
Assn., CMO Gtd. Real Estate
Mtg. Investment Conduit
Pass-Through Certificates:
Trust 2001-44, Cl. QC,
6%, 9/25/16                                         2,711,436         2,745,809
Trust 2001-50, Cl. NE,
6%, 8/25/30                                            40,248            40,234


                     10 | OPPENHEIMER STRATEGIC BOND FUND/VA

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS Continued
--------------------------------------------------------------------------------
Federal National Mortgage
Assn., CMO Gtd. Real Estate
Mtg. Investment Conduit
Pass-Through Certificates:
Continued
Trust 2001-51, Cl. OD,
6.50%, 10/25/31                              $        626,875   $       640,664
Trust 2001-69, Cl. PF,
6.32%, 12/25/31 1                                   1,260,000         1,287,186
Trust 2001-70, Cl. LR,
6%, 9/25/30                                            73,113            73,128
Trust 2001-72, Cl. NH,
6%, 4/25/30                                            15,091            15,119
Trust 2001-74, Cl. PD,
6%, 5/25/30                                            10,063            10,040
Trust 2001-80, Cl. ZB,
6%, 1/25/32                                         1,402,804         1,419,575
Trust 2001-82, Cl. ZA,
6.50%, 1/25/32                                        598,568           615,751
Trust 2002-12, Cl. PG,
6%, 3/25/17                                         1,129,271         1,143,996
Trust 2002-29, Cl. F,
6.32%, 4/25/32 1                                      692,926           713,452
Trust 2002-56, Cl. KW,
6%, 4/25/23                                         2,810,000         2,834,731
Trust 2002-64, Cl. FJ,
6.32%, 4/25/32 1                                      213,375           218,197
Trust 2002-77, Cl. WF,
5.75%, 12/18/32 1                                     105,693           106,496
Trust 2002-9, Cl. PC,
6%, 3/25/17                                         1,181,559         1,197,631
Trust 2002-9, Cl. PR,
6%, 3/25/17                                         1,446,762         1,466,442
Trust 2003-116, Cl. FA,
5.75%, 11/25/33 1                                     187,744           188,943
Trust 2003-17, Cl. EQ,
5.50%, 3/25/23                                      1,452,000         1,418,699
Trust 2003-23, Cl. EQ,
5.50%, 4/25/23                                        890,000           870,717
Trust 2003-81, Cl. PW,
4%, 3/25/25                                         1,470,266         1,444,227
Trust 2003-84, Cl. AJ,
3%, 4/25/13                                         1,956,826         1,916,220
Trust 2003-84, Cl. PW,
3%, 6/25/22                                         1,003,560           986,433
Trust 2004-101, Cl. BG,
5%, 1/25/20                                           630,000           614,509
Trust 2004-52, Cl. JR,
4.50%, 7/25/24                                      2,880,042         2,849,251
Trust 2005-100, Cl. BQ,
5.50%, 11/25/25                                       520,000           500,968
Trust 2005-109, Cl. AH,
5.50%, 12/25/25                                     2,160,000         2,094,389
Trust 2005-31, Cl. PB,
5.50%, 4/25/35                                        560,000           549,548
Trust 2005-71, Cl. DB,
4.50%, 8/25/25                                        480,000           443,175

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS Continued
--------------------------------------------------------------------------------
Federal National Mortgage
Assn., CMO Gtd. Real Estate
Mtg. Investment Conduit
Pass-Through Certificates:
Continued
Trust 2006-44, Cl. OA,
5.50%, 12/25/26                              $      2,220,000   $     2,225,586
Trust 2006-46, Cl. SW,
4.583%, 6/25/36 1                                   1,525,923         1,484,674
Trust 2006-50, Cl. KS,
4.583%, 6/25/36 1                                     669,744           647,515
Trust 2006-50, Cl. SA,
4.583%, 6/25/36 1                                     457,598           442,628
Trust 2006-50, Cl. SK,
4.583%, 6/25/36 1                                   1,252,407         1,210,369
Trust 2006-57, Cl. PA,
5.50%, 8/25/27                                      2,717,704         2,721,422
--------------------------------------------------------------------------------
Federal National Mortgage
Assn., CMO Gtd. Real Estate
Mtg. Investment Conduit
Pass-Through Certificates,
Interest-Only Stripped
Mtg.-Backed Security,
Trust 2002-52, Cl. SL,
(0.441)%, 9/25/32 5                                    89,604             8,470
--------------------------------------------------------------------------------
Federal National Mortgage
Assn., Interest-Only Stripped
Mtg.-Backed Security:
Trust 2001-61, Cl. SH,
6.906%, 11/18/31 5                                    806,634            78,993
Trust 2001-63, Cl. SD,
0.309%, 12/18/31 5                                    182,297            16,840
Trust 2001-68, Cl. SC,
(0.081)%, 11/25/31 5                                  127,569            12,004
Trust 2001-81, Cl. S,
(0.046)%, 1/25/32 5                                   154,648            14,522
Trust 2002-28, Cl. SA,
(0.809)%, 4/25/32 5                                    89,173             7,809
Trust 2002-38, Cl. IO,
(4.343)%, 4/25/32 5                                   453,280            24,829
Trust 2002-48, Cl. S,
(0.427)%, 7/25/32 5                                   143,804            13,301
Trust 2002-56, Cl. SN,
0.567%, 7/25/32 5                                     197,605            18,692
Trust 2002-77, Cl. IS,
0.581%, 12/18/32 5                                    772,255            65,619
Trust 2002-77, Cl. SH,
0.153%, 12/18/32 5                                    195,289            18,019
Trust 2002-9, Cl. MS,
(0.456)%, 3/25/32 5                                   190,116            18,319
Trust 2003-33, Cl. SP,
9.233%, 5/25/33 5                                   1,271,335           159,237
Trust 2003-4, Cl. S,
6.753%, 2/25/33 5                                     394,053            41,385
Trust 2005-40, Cl. SA,
(3.22)%, 5/25/35 5                                  4,123,023           201,789


                     11 | OPPENHEIMER STRATEGIC BOND FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS Continued
--------------------------------------------------------------------------------
Federal National Mortgage
Assn., Interest-Only Stripped
Mtg.-Backed Security: Continued
Trust 2005-40, Cl. SB,
(1.908)%, 5/25/35 5                          $        989,660   $        43,512
Trust 2005-71, Cl. SA,
3.302%, 8/25/25 5                                   1,035,087            60,215
Trust 2005-83, Cl. SL,
7.334%, 10/25/35 5                                  5,633,976           300,905
Trust 2006-119, Cl. MS,
8.197%, 12/25/36 5                                  3,055,324           168,157
Trust 2006-33, Cl. SP,
11.645%, 5/25/36 5                                  3,466,140           302,486
Trust 2006-34, Cl. SK,
11.144%, 5/25/36 5                                  6,271,053           557,143
Trust 214, Cl. 2,
14.872%, 3/1/23 5                                   1,006,657           212,332
Trust 221, Cl. 2,
10.445%, 5/1/23 5                                     109,566            24,945
Trust 240, Cl. 2,
19.219%, 9/1/23 5                                     203,613            45,680
Trust 254, Cl. 2,
3.621%, 1/1/24 5                                    1,661,322           391,746
Trust 2682, Cl. TQ,
13.248%, 10/15/33 5                                 1,521,031            83,835
Trust 2981, Cl. BS,
13.29%, 5/15/35 5                                   2,911,498           136,931
Trust 301, Cl. 2,
3.81%, 4/1/29 5                                       442,443            94,452
Trust 313, Cl. 2,
(14.41)%, 6/1/31 5                                    484,272           109,362
Trust 319, Cl. 2,
8.837%, 2/1/32 5                                      145,030            33,364
Trust 321, Cl. 2,
9.624%, 4/1/32 5                                      644,879           148,281
Trust 324, Cl. 2,
4.072%, 7/1/32 5                                    1,130,155           251,459
Trust 329, Cl. 2,
7.822%, 1/1/33 5                                    3,488,504           810,024
Trust 334, Cl. 12,
5.324%, 2/1/33 5                                    2,082,536           437,597
Trust 340, Cl. 2,
7.032%, 9/1/33 5                                      976,396           235,478
Trust 342, Cl. 2,
8.94%, 9/1/33 5                                     7,705,641         1,750,977
Trust 344, Cl. 2,
6.092%, 12/1/33 5                                   3,695,377           837,993
Trust 346, Cl. 2,
11.437%, 12/1/33 5                                  4,874,927         1,126,416
Trust 362, Cl. 12,
5.437%, 8/1/35 5                                    1,500,728           316,835
Trust 362, Cl. 13,
5.445%, 8/1/35 5                                      896,171           189,636
--------------------------------------------------------------------------------
Federal National Mortgage
Assn., Principal-Only Stripped
Mtg.-Backed Security, Trust
340, Cl. 1, 5.532%, 9/1/33 7                          976,396           713,556

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS Continued
--------------------------------------------------------------------------------
Ford Credit Auto Owner Trust,
Automobile Loan Pass-Through
Certificates,
Series 2005-C, Cl. A2,
4.24%, 3/15/08                               $        161,676   $       161,623
--------------------------------------------------------------------------------
GE Capital Commercial
Mortgage Corp., Commercial
Mtg. Obligations:
Series 2004-C3, Cl. A2,
4.433%, 7/10/39                                       390,000           382,958
Series 2005-C3, Cl. A2,
4.853%, 7/10/45                                       430,000           425,193
--------------------------------------------------------------------------------
GMAC Commercial Mortgage
Securities, Inc., Commercial
Mtg. Pass-Through Certificates:
Series 1997-C1, Cl. A3,
6.869%, 7/15/29                                       111,442           111,870
Series 1998-C1, Cl. F, 7.09%,
5/15/30 1                                           1,567,000         1,645,037
--------------------------------------------------------------------------------
Government National
Mortgage Assn.:
5.125%, 11/20/25 1                                     10,589            10,736
7%, 3/15/28-7/15/28                                   492,278           508,876
7.50%, 2/15/27                                         51,288            53,644
8%, 11/15/25-5/15/26                                  123,292           130,667
--------------------------------------------------------------------------------
Government National
Mortgage Assn., CMO,
Series 2001-62, Cl. KZ,
6.50%, 12/16/31                                     2,576,189         2,659,821
--------------------------------------------------------------------------------
Government National
Mortgage Assn., CMO Gtd.
Real Estate Mtg. Investment
Conduit Pass-Through
Certificates,
Series 1999-32, Cl. ZB,
8%, 9/16/29                                         1,800,430         1,940,478
--------------------------------------------------------------------------------
Government National
Mortgage Assn., Interest-Only
Stripped Mtg.-Backed Security:
Series 1998-19, Cl. SB,
(1.815)%, 7/16/28 5                                   260,159            27,614
Series 1998-6, Cl. SA,
(0.581)%, 3/16/28 5                                   163,221            15,998
Series 2001-21, Cl. SB,
(5.039)%, 1/16/27 5                                 1,257,592            84,854
Series 2006-47, Cl. SA,
14.403%, 8/16/36 5                                  2,460,381           127,276
--------------------------------------------------------------------------------
Greenwich Capital Commercial
Funding Corp., Commercial
Mtg. Pass-Through Certificates:
Series 2005-GG3, Cl. A2,
4.305%, 8/10/42                                       500,000           487,066
Series 2005-GG5, Cl. A2,
5.117%, 4/10/37                                     1,725,000         1,719,944


                     12 | OPPENHEIMER STRATEGIC BOND FUND/VA

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS Continued
--------------------------------------------------------------------------------
GS Mortgage Securities
Corp. II, Commercial Mtg.
Obligations,
Series 2006-GG8, Cl. A2,
5.479%, 11/10/39 1                           $      1,702,000   $     1,716,705
--------------------------------------------------------------------------------
JP Morgan Mortgage Trust,
CMO Pass-Through
Certificates,
Series 2005-S2, Cl. 3A1,
6.712%, 2/25/32 1                                   2,192,535         2,213,932
--------------------------------------------------------------------------------
JPMorgan Chase Commercial
Mortgage Securities Corp.,
Commercial Mtg. Pass-Through
Certificates:
Series 2005-LDP2, Cl. A2,
4.575%, 7/15/42                                       160,000           156,756
Series 2005-LDP4, Cl. A2,
4.79%, 10/15/42                                     2,225,000         2,192,640
--------------------------------------------------------------------------------
LB-UBS Commercial Mortgage
Trust, Commercial Mtg.
Pass-Through Certificates,
Series 2005-C5, Cl. A2,
4.885%, 9/15/30                                       520,000           515,313
--------------------------------------------------------------------------------
Mastr Alternative Loan Trust,
CMO Pass-Through Certificates:
Series 2004-6, Cl. 10A1,
6%, 7/25/34                                           570,957           568,445
Series 2004-9, Cl. A3,
4.70%, 8/25/34 1                                      354,364           351,555
--------------------------------------------------------------------------------
Morgan Stanley Capital I Trust,
Commercial Mtg. Pass-Through
Certificates, Series 1997-XL1,
Cl. G, 7.695%, 10/3/30                                390,000           348,446
--------------------------------------------------------------------------------
Prudential Mortgage Capital
Co. II LLC, Commercial Mtg.
Pass-Through Certificates,
Series PRU-HTG 2000-C1,
Cl. A2, 7.306%, 10/6/15                               556,000           598,889
--------------------------------------------------------------------------------
RALI Series 2006-QS13 Trust, Mtg.
Asset-Backed Pass-Through
Certificates,
Series 2006-QS13, Cl. 1A8,
6%, 9/25/36                                         1,949,886         1,948,150
--------------------------------------------------------------------------------
RALI Series 2006-QS5 Trust, Mtg.
Asset-Backed Pass-Through
Certificates,
Series 2006-QS5, Cl. 2A2,
6%, 4/25/08                                         1,603,354         1,600,477

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS Continued
--------------------------------------------------------------------------------
Residential Asset Securitization
Trust 2006-A9CB, CMO
Pass-Through Certificates,
Series 2006-A9CB, Cl. A5,
6%, 9/25/36                                  $      1,739,487   $     1,736,790
--------------------------------------------------------------------------------
Wachovia Bank Commercial
Mortgage Trust 2005-C17,
Commercial Mtg. Obligations,
Series 2005-C17, Cl. A2,
4.782%, 3/15/42                                       820,000           809,274
--------------------------------------------------------------------------------
Wachovia Bank Commercial
Mortgage Trust 2006-C29,
Commercial Asset-Backed
Securities,
Series 2006-C29, Cl. A2,
5.272%, 11/15/48                                    1,357,000         1,355,901
--------------------------------------------------------------------------------
WAMU Mortgage
Pass-Through Certificates
Series 2005-AR5 Trust,
Series 2005-AR5, Cl. A1,
4.673%, 5/25/35 1                                     260,850           260,307
--------------------------------------------------------------------------------
WAMU Mortgage
Pass-Through Certificates
Series 2005-AR8 Trust,
Series 2005-AR8, Cl. 2AB1,
5.60%, 7/25/45 1                                      324,080           324,920
                                                                ----------------
Total Mortgage-Backed
Obligations (Cost $334,606,645)                                     333,601,799

--------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS--6.7%
--------------------------------------------------------------------------------
Fannie Mae Unsec. Nts.,
3.579%, 1/31/07 8                                   3,482,000         3,467,226
--------------------------------------------------------------------------------
Federal Home Loan
Mortgage Corp. Unsec. Nts.:
4.125%, 7/12/10                                     2,066,000         2,014,955
4.875%, 2/17/09                                     1,000,000           997,828
5.25%, 7/18/11 9                                   18,720,000        18,963,023
--------------------------------------------------------------------------------
Federal National Mortgage
Assn. Unsec. Nts.:
4%, 2/28/07                                           965,000           963,246
4.25%, 7/15/07                                      2,198,000         2,186,658
4.75%, 12/15/10 9                                   1,715,000         1,705,557
5%, 10/15/11 10,11                                  9,300,000         9,330,420
6%, 5/15/11 9,12                                    9,860,000        10,276,388
7.25%, 1/15/10                                      5,077,000         5,405,071
--------------------------------------------------------------------------------
Resolution Funding Corp.
Bonds, Residual Funding
STRIPS, 5.155%, 1/15/21 8,9                         5,667,000         2,798,971
--------------------------------------------------------------------------------
U.S. Treasury Bills,
5.14%, 5/10/07 9,12                                62,855,000        61,775,151


                     13 | OPPENHEIMER STRATEGIC BOND FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS Continued
--------------------------------------------------------------------------------
U.S. Treasury Bonds:
4.50%, 2/15/36 9                             $         50,000   $        47,563
STRIPS, 4.201%, 2/15/11 8,9                           900,000           745,844
STRIPS, 4.808%, 2/15/16 8                           4,491,000         2,921,373
--------------------------------------------------------------------------------
U.S. Treasury Inflationary
Index Bonds, 2.50%, 7/15/16 9,13                    9,935,000        10,005,887
                                                                ----------------

Total U.S. Government Obligations
(Cost $133,730,436)                                                 133,605,161

--------------------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS--21.3%
--------------------------------------------------------------------------------
ARGENTINA--1.7%
Argentina (Republic of) Bonds:
2%, 9/30/14 2  [ARP]                                1,802,000           646,191
5.589%, 8/3/12 1                                   10,639,500        10,034,753
Series V, 7%, 3/28/11                              19,768,000        19,577,736
Series VII, 7%, 9/12/13                             1,875,000         1,836,563
--------------------------------------------------------------------------------
Buenos Aires (Province of)
Bonds, Bonos de Consolidacion
de Deudas,
Series PBA1, 4/1/07 2,4 [ARP]                           6,736             3,011
--------------------------------------------------------------------------------
Central Bank of
Argentina Bonds,
2%, 2/4/18 2 [ARP]                                  2,261,760         1,192,696
--------------------------------------------------------------------------------
Neuquen (Province Del)
Sr. Sec. Nts., 8.656%, 10/18/14 2                   1,635,000         1,696,313
                                                                ----------------
                                                                     34,987,263

--------------------------------------------------------------------------------
AUSTRALIA--0.7%
New South Wales Treasury
Corp. Gtd. Bonds,
8%, 3/1/08 [AUD]                                   17,930,000        14,402,056
--------------------------------------------------------------------------------
BELGIUM--0.6%
Belgium (Kingdom of) Bonds,
Series 44, 5%, 3/28/35 [EUR]                        2,310,000         3,480,475
--------------------------------------------------------------------------------
Belgium (Kingdom of)
Treasury Bills,
3.605%, 5/10/07 8 [EUR]                             6,035,000         7,866,914
                                                                ----------------
                                                                     11,347,389

--------------------------------------------------------------------------------
BRAZIL--2.2%
Brazil (Federal Republic of)
Bonds:
6%, 1/17/17                                         6,390,000         6,316,515
8%, 1/15/18                                        11,415,000        12,722,018
8.75%, 2/4/25                                       5,360,000         6,633,000
8.875%, 10/14/19                                    8,885,000        10,861,913
10.50%, 7/14/14                                     6,288,000         7,970,040
--------------------------------------------------------------------------------
Brazil (Federal Republic of) Nts.,
7.875%, 3/7/15                                        130,000           145,145
                                                                ----------------
                                                                     44,648,631

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
BULGARIA--0.1%
Bulgaria (Republic of) Bonds:
8.25%, 1/15/15                               $        740,000   $       881,525
8.25%, 1/15/15 3                                      710,000           845,788
                                                                ----------------
                                                                      1,727,313

--------------------------------------------------------------------------------
CANADA--0.7%
Canada (Government of) Nts.,
4%, 9/1/10 [CAD]                                   16,085,000        13,801,251
--------------------------------------------------------------------------------
COLOMBIA--1.5%
Colombia (Republic of) Bonds:
7.375%, 9/18/37                                     6,456,000         6,946,656
10.75%, 1/15/13                                     1,390,000         1,727,075
12%, 10/22/15 [COP]                            26,687,000,000        14,045,368
--------------------------------------------------------------------------------
Colombia (Republic of) Nts.:
8.25%, 12/22/14                                       933,000         1,063,620
11.75%, 3/1/10 [COP]                            2,617,240,000         1,262,501
--------------------------------------------------------------------------------
Colombia (Republic of)
Unsec. Bonds,
8.125%, 5/21/24                                     4,720,000         5,475,200
                                                                ----------------
                                                                     30,520,420

--------------------------------------------------------------------------------
COSTA RICA--0.1%
Costa Rica (Republic of)
Unsec. Bonds,
9.995%, 8/1/20                                      1,323,000         1,693,440
--------------------------------------------------------------------------------
DENMARK--0.1%
Denmark (Kingdom of) Bonds:
4%, 11/15/10 [DKK]                                  5,050,000           896,208
4%, 11/15/15 [DKK]                                  3,730,000           664,695
7%, 11/10/24 [DKK]                                  1,360,000           331,044
--------------------------------------------------------------------------------
Denmark (Kingdom of) Nts.,
4%, 8/15/08 [DKK]                                   5,380,000           954,510
                                                                ----------------
                                                                      2,846,457

--------------------------------------------------------------------------------
DOMINICAN REPUBLIC--0.0%
Dominican Republic
Unsec. Unsub. Nts.,
9.50%, 9/27/11 3                                      439,140           474,051
--------------------------------------------------------------------------------
EL SALVADOR--0.1%
El Salvador (Republic of) Bonds:
7.625%, 9/21/34 3                                     590,000           683,810
7.65%, 6/15/35 3                                    1,265,000         1,438,938
                                                                ----------------
                                                                      2,122,748

--------------------------------------------------------------------------------
FRANCE--1.3%
France (Government of)
Bonds,
3.25%, 4/25/16 [EUR]                                9,840,000        12,255,804
--------------------------------------------------------------------------------
France (Government of)
Obligations Assimilables
du Tresor Bonds,
4%, 4/25/55 [EUR]                                   6,320,000         8,233,311


                     14 | OPPENHEIMER STRATEGIC BOND FUND/VA

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
FRANCE Continued
France (Government of)
Treasury Bills, 3.564%,
5/10/07 8 [EUR]                                     4,885,000   $     6,366,750
                                                                ----------------
                                                                     26,855,865

--------------------------------------------------------------------------------
GERMANY--1.6%
Germany (Federal Republic of)
Bonds,
Series 05, 4%, 1/4/37 [EUR]                         8,970,000        11,749,628
--------------------------------------------------------------------------------
Germany (Federal Republic of)
Treasury Bills, Series 0906,
3.366%, 3/14/07 8 [EUR]                            15,390,000        20,178,666
                                                                ----------------
                                                                     31,928,294

--------------------------------------------------------------------------------
GREECE--0.4%
Greece (Republic of) Bonds,
4.60%, 5/20/13 [EUR]                                5,345,000         7,250,340
--------------------------------------------------------------------------------
GUATEMALA--0.0%
Guatemala (Republic of) Nts.:
10.25%, 11/8/11 2                                     250,000           296,000
10.25%, 11/8/11 2                                      95,000           112,480
                                                                ----------------
                                                                        408,480

--------------------------------------------------------------------------------
INDONESIA--0.3%
Indonesia (Republic of) Nts.:
6.75%, 3/10/14 3                                    3,740,000         3,922,325
7.25%, 4/20/15 3                                      200,000           216,500
--------------------------------------------------------------------------------
Indonesia (Republic of)
Unsec. Nts.,
8.50%, 10/12/35 3                                   2,070,000         2,574,563
                                                                ----------------
                                                                      6,713,388

--------------------------------------------------------------------------------
ISRAEL--0.4%
Israel (State of) Bonds,
Series 2682, 7.50%, 3/31/14 [ILS]                  27,593,000         7,286,538
--------------------------------------------------------------------------------
ITALY--0.9%
Italy (Republic of) Nts.,
Certificati di Credito del Tesoro,
3.40%, 7/1/09 1 [EUR]                              14,270,000        18,933,109
--------------------------------------------------------------------------------
JAPAN--0.8%
Japan (Government of) Bonds:
10 yr.,
Series 268, 1.50%, 3/20/15 [JPY]                  587,000,000         4,912,836
Series 7, 0.80%, 3/10/16 [JPY]                  1,272,919,000        10,375,458
                                                                ----------------
                                                                     15,288,294

--------------------------------------------------------------------------------
MALAYSIA--0.3%
Johor Corp. Malaysia
(Government of) Bonds,
Series P3, 1%, 7/31/12 2 [MYR]                      7,980,000         2,510,714
--------------------------------------------------------------------------------
Malaysia (Government of)
Bonds,
Series 2/05, 4.72%, 9/30/15 2 [MYR]                 8,950,000         2,707,071
                                                                ----------------
                                                                      5,217,785

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
MEXICO--0.6%
United Mexican States Bonds:
Series M20, 10%,
12/5/24 1 [MXN]                                    45,000,000   $     5,181,477
Series M30, 10%,
11/20/36 [MXN]                                     36,660,000         4,413,096
--------------------------------------------------------------------------------
United Mexican States Nts.,
7.50%, 1/14/12                                      2,335,000         2,564,998
                                                                ----------------
                                                                     12,159,571

--------------------------------------------------------------------------------
NIGERIA--0.2%
Nigeria (Federal Republic of)
Promissory Nts.,
Series RC, 5.092%, 1/5/10                             152,474           141,793
--------------------------------------------------------------------------------
Nigeria (Federal Republic of)
Treasury Bonds:
Series 5Y13, 12.99%,
9/29/11 [NGN]                                     142,800,000         1,187,690
Series 7Y16, 11.99%,
12/22/13 6  [NGN]                                 236,500,000         1,836,180
Series 7YR, 12.74%,
10/27/13 [NGN]                                     80,300,000           661,945
                                                                ----------------
                                                                      3,827,608

--------------------------------------------------------------------------------
PANAMA--0.4%
Panama (Republic of) Bonds:
6.70%, 1/26/36                                      2,816,000         2,942,720
7.25%, 3/15/15                                      3,700,000         4,023,750
9.375%, 4/1/29                                        655,000           877,700
                                                                ----------------
                                                                      7,844,170

--------------------------------------------------------------------------------
PERU--1.2%
Peru (Republic of) Bonds:
7.84%, 8/12/20 [PEN]                               37,670,000        13,291,948
8.20%, 8/12/26 [PEN]                                5,945,000         2,181,284
8.375%, 5/3/16                                        290,000           345,825
9.91%, 5/5/15 [PEN]                                 8,101,000         3,145,678
Series 7, 8.60%, 8/12/17 [PEN]                      3,450,000         1,270,441
Series 8-1, 12.25%, 8/10/11 [PEN]                   1,427,000           559,496
--------------------------------------------------------------------------------
Peru (Republic of) Past Due
Interest Bonds,
Series 20 yr., 5%, 3/7/17 1                         1,323,160         1,319,852
--------------------------------------------------------------------------------
Peru (Republic of) Sr. Nts.,
4.533%, 2/28/16 8                                     630,186           364,714
--------------------------------------------------------------------------------
Peru (Republic of) Unsec.
Unsub. Bonds,
8.75%, 11/21/33                                       640,000           844,800
                                                                ----------------
                                                                     23,324,038

--------------------------------------------------------------------------------
PHILIPPINES--0.7%
Philippines (Republic of the)
Bonds,
9.50%, 2/2/30                                       2,390,000         3,190,650
--------------------------------------------------------------------------------
Philippines (Republic of the)
Unsec. Bonds:
7.75%, 1/14/31                                      5,762,000         6,568,680


                     15 | OPPENHEIMER STRATEGIC BOND FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
PHILIPPINES Continued
Philippines (Republic of the)
Unsec. Bonds: Continued
9%, 2/15/13                                  $      3,855,000   $     4,471,800
                                                                ----------------
                                                                     14,231,130

--------------------------------------------------------------------------------
POLAND--0.4%
Poland (Republic of) Bonds:
Series 0K0807, 4.243%,
8/12/07 8 [PLZ]                                     1,200,000           402,111
Series DS1013, 5%, 10/24/13 [PLZ]                  11,340,000         3,886,859
Series WS0922, 5.75%,
9/23/22 [PLZ]                                       1,000,000           360,133
Series 0511, 4.25%, 5/24/11 [PLZ]                   8,605,000         2,879,917
                                                                ----------------
                                                                      7,529,020

--------------------------------------------------------------------------------
RUSSIA--0.1%
Russian Ministry of
Finance Debs.,
Series VII, 3%, 5/14/11                             1,510,000         1,363,606
--------------------------------------------------------------------------------
SPAIN--0.7%
Spain (Government of) Bonds,
3.80%, 1/31/17 [EUR]                                3,385,000         4,393,239
--------------------------------------------------------------------------------
Spain (Government of)
Treasury Bills,
3.694%, 10/19/07 8 [EUR]                            6,785,000         8,692,386
                                                                ----------------
                                                                     13,085,625

--------------------------------------------------------------------------------
TURKEY--1.1%
Turkey (Republic of) Bonds,
7%, 9/26/16                                         9,220,000         9,415,925
--------------------------------------------------------------------------------
Turkey (Republic of) Nts.:
7.25%, 3/15/15                                      2,215,000         2,300,831
9.50%, 1/15/14                                        770,000           900,900
11%, 1/14/13                                        1,730,000         2,127,900
20.605%, 7/16/08 8 [TRY]                           13,225,000         6,925,565
                                                                ----------------
                                                                     21,671,121

--------------------------------------------------------------------------------
UKRAINE--0.2%
Ukraine (Government of)
Bonds, 7.65%, 6/11/13                               3,739,000         4,061,489
--------------------------------------------------------------------------------
UNITED KINGDOM--1.1%
United Kingdom Treasury Bonds,
5%, 3/7/08 [GBP]                                    3,270,000         6,388,002
--------------------------------------------------------------------------------
United Kingdom Treasury Bonds,
6%, 12/7/28 [GBP]                                   4,220,000        10,095,718
--------------------------------------------------------------------------------
United Kingdom Treasury Nts.,
4%, 3/7/09 [GBP]                                    3,335,000         6,374,066
                                                                ----------------
                                                                     22,857,786

--------------------------------------------------------------------------------
URUGUAY--0.8%
Uruguay (Oriental Republic of)
Bonds, 7.625%, 3/21/36                              6,270,000         6,928,350

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
URUGUAY Continued
Uruguay (Oriental Republic of)
Unsec. Bonds:
5%, 9/14/18 [UYU]                                  54,110,000   $     2,443,417
8%, 11/18/22                                        5,650,000         6,441,000
                                                                ----------------
                                                                     15,812,767
                                                                ----------------
Total Foreign Government
Obligations
(Cost $406,681,420)                                                 426,221,043

--------------------------------------------------------------------------------
LOAN PARTICIPATIONS--0.4%
--------------------------------------------------------------------------------
Credit Suisse First Boston
International Export-Import
Bank of Ukraine Loan
Participation Nts., 8.40%, 2/9/16                   1,740,000         1,783,500
--------------------------------------------------------------------------------
Dali Capital plc/Bank of
Moscow Loan Participation
Nts., Series 28, Tranche 1, 7.25%,
11/25/09 [RUR]                                    100,800,000         3,828,987
--------------------------------------------------------------------------------
Dali Capital SA (ROSBANK)
Loan Participation Nts., Series 23,
Tranche 1, 8%, 9/30/09 [RUR]                       49,400,000         1,942,411
--------------------------------------------------------------------------------
Reachcom Public Ltd.
Renaissance Consumer Finance
Bank of Russia Loan
Participation Nts.,
10.50%, 7/27/07 2 [RUR]                            20,000,000           759,720
                                                                ----------------
Total Loan Participations
(Cost $8,150,424)                                                     8,314,618

--------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES--24.4%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--6.9%
--------------------------------------------------------------------------------
AUTO COMPONENTS--0.4%
Collins & Aikman
Floorcoverings, Inc.,
9.75% Sr. Sub. Nts.,
Series B, 2/15/10                                     700,000           719,250
--------------------------------------------------------------------------------
Goodyear Tire & Rubber
Co. (The):
7.857% Nts., 8/15/11                                1,125,000         1,136,250
9% Sr. Unsec. Nts., 7/1/15                          1,045,000         1,099,863
--------------------------------------------------------------------------------
Stoneridge, Inc.,
11.50% Sr. Nts., 5/1/12                             1,200,000         1,242,000
--------------------------------------------------------------------------------
Tenneco Automotive, Inc.:
8.625% Sr. Unsec. Sub. Nts.,
11/15/14                                              900,000           922,500
10.25% Sr. Sec. Nts.,
Series B, 7/15/13                                     650,000           715,000
--------------------------------------------------------------------------------
United Components, Inc.,
9.375% Sr. Sub. Nts., 6/15/13                         200,000           208,000
--------------------------------------------------------------------------------
Visteon Corp.:
7% Sr. Unsec. Nts., 3/10/14                         1,125,000           990,000
8.25% Sr. Unsec. Nts., 8/1/10                       1,700,000         1,666,000
                                                                ----------------
                                                                      8,698,863


                     16 | OPPENHEIMER STRATEGIC BOND FUND/VA

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
AUTOMOBILES--0.6%
Ford Motor Co.,
7.45% Bonds, 7/16/31                         $        800,000   $       632,000
--------------------------------------------------------------------------------
Ford Motor Credit Co.,
7.375% Nts., 10/28/09                               4,400,000         4,412,135
--------------------------------------------------------------------------------
General Motors
Acceptance Corp.:
6.875% Nts., 9/15/11                                4,720,000         4,846,114
8% Bonds, 11/1/31                                   2,480,000         2,855,474
                                                                ----------------
                                                                     12,745,723

--------------------------------------------------------------------------------
DISTRIBUTORS--0.0%
SGS International, Inc.,
12% Sr. Unsec. Sub. Nts., 12/15/13                    580,000           606,100
--------------------------------------------------------------------------------
DIVERSIFIED CONSUMER SERVICES--0.1%
Education Management
LLC/Education
Management Corp.,
10.25% Sr. Sub. Nts., 6/1/16 3                      1,140,000         1,211,250
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--1.7%
American Casino &
Entertainment Properties LLC,
7.85% Sr. Sec. Nts., 2/1/12                           500,000           513,125
--------------------------------------------------------------------------------
Aztar Corp., 9% Sr. Unsec.
Sub. Nts., 8/15/11                                    850,000           892,500
--------------------------------------------------------------------------------
Boyd Gaming Corp., 8.75%
Sr. Sub. Nts., 4/15/12                                500,000           525,000
--------------------------------------------------------------------------------
Buffets, Inc., 12.50% Sr. Unsec.
Nts., 11/1/14 3                                       185,000           187,313
--------------------------------------------------------------------------------
CCM Merger, Inc., 8% Unsec.
Nts., 8/1/13 3                                      1,040,000         1,021,800
--------------------------------------------------------------------------------
Domino's, Inc., 8.25% Sr. Unsec.
Sub. Nts., 7/1/11                                   1,047,000         1,090,189
--------------------------------------------------------------------------------
French Lick Resorts &
Casino LLC,
10.75% First Mtg. Nts., 4/15/14 3                   1,460,000         1,372,400
--------------------------------------------------------------------------------
Gaylord Entertainment Co.,
8% Sr. Nts., 11/15/13                                 900,000           938,250
--------------------------------------------------------------------------------
Greektown Holdings, Inc.,
10.75% Sr. Nts., 12/1/13 3                          1,335,000         1,401,750
--------------------------------------------------------------------------------
Isle of Capri Casinos, Inc.:
7% Sr. Unsec. Sub. Nts., 3/1/14                     2,100,000         2,100,000
9% Sr. Sub. Nts., 3/15/12                             500,000           525,000
--------------------------------------------------------------------------------
Mandalay Resort Group,
10.25% Sr. Unsec. Sub. Nts.,
Series B, 8/1/07                                      650,000           668,688
--------------------------------------------------------------------------------
MGM Mirage, Inc.:
6.75% Sr. Unsec. Nts., 4/1/13                         650,000           638,625
8.375% Sr. Unsec. Sub. Nts., 2/1/11                 2,300,000         2,397,750
9.75% Sr. Unsec. Sub. Nts., 6/1/07                    350,000           356,125
--------------------------------------------------------------------------------
Mohegan Tribal Gaming Authority:
6.125% Sr. Unsec. Sub. Nts., 2/15/13                  225,000           224,438

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE Continued
--------------------------------------------------------------------------------
Mohegan Tribal
Gaming Authority: Continued
6.375% Sr. Sub. Nts., 7/15/09                $        250,000   $       251,250
6.875% Sr. Unsec. Sub. Nts.,
2/15/15                                               515,000           518,863
7.125% Sr. Unsec. Sub. Nts.,
8/15/14                                               500,000           509,375
8% Sr. Sub. Nts., 4/1/12                            1,200,000         1,255,500
--------------------------------------------------------------------------------
NCL Corp., 10.625% Sr. Unsub.
Nts., 7/15/14                                         800,000           804,000
--------------------------------------------------------------------------------
Park Place Entertainment Corp.:
7.875% Sr. Sub. Nts., 3/15/10                         800,000           838,000
9.375% Sr. Unsec. Sub. Nts.,
2/15/07                                               800,000           803,000
--------------------------------------------------------------------------------
Penn National Gaming, Inc.:
6.75% Sr. Unsec. Sub. Nts., 3/1/15                    230,000           226,550
6.875% Sr. Sub. Nts., 12/1/11                         500,000           506,250
--------------------------------------------------------------------------------
Pinnacle Entertainment, Inc.,
8.25% Sr. Unsec. Sub. Nts.,
3/15/12                                             1,900,000         1,928,500
--------------------------------------------------------------------------------
Pokagon Gaming Authority,
10.375% Sr. Nts., 6/15/14 3                           525,000           577,500
--------------------------------------------------------------------------------
Premier Cruise Ltd., 11% Sr. Nts.,
3/15/08 2,4,18                                        250,000                --
--------------------------------------------------------------------------------
Six Flags, Inc.:
8.875% Sr. Unsec. Nts., 2/1/10                        574,000           558,215
9.625% Sr. Nts., 6/1/14                               669,000           623,843
9.75% Sr. Nts., 4/15/13                               400,000           377,500
--------------------------------------------------------------------------------
Station Casinos, Inc.:
6.50% Sr. Unsec. Sub. Nts., 2/1/14                  2,203,000         1,968,931
6.875% Sr. Unsec. Sub. Nts.,
3/1/16                                                235,000           212,088
--------------------------------------------------------------------------------
Trump Entertainment
Resorts, Inc., 8.50% Sec. Nts.,
6/1/15                                              3,100,000         3,100,000
--------------------------------------------------------------------------------
Universal City Development
Partners Ltd.,
11.75% Sr. Nts., 4/1/10                               500,000           538,125
--------------------------------------------------------------------------------
Vail Resorts, Inc.,
6.75% Sr. Sub. Nts., 2/15/14                        1,100,000         1,105,500
--------------------------------------------------------------------------------
Wynn Las Vegas LLC/Wynn
Las Vegas Capital Corp.,
6.625% Nts., 12/1/14                                2,274,000         2,271,158
                                                                ----------------
                                                                     33,827,101

--------------------------------------------------------------------------------
HOUSEHOLD DURABLES--0.2%
Beazer Homes USA, Inc.,
8.375% Sr. Nts., 4/15/12                              400,000           413,000
--------------------------------------------------------------------------------
D.R. Horton, Inc.,
9.75% Sr. Sub. Nts., 9/15/10                          400,000           441,703
--------------------------------------------------------------------------------
K. Hovnanian Enterprises, Inc.,
7.75% Sr. Unsec. Sub. Nts., 5/15/13                   300,000           300,750


                     17 | OPPENHEIMER STRATEGIC BOND FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
HOUSEHOLD DURABLES Continued
KB Home:
8.625% Sr. Sub. Nts., 12/15/08               $        250,000   $       261,004
9.50% Sr. Unsec. Sub. Nts.,
2/15/11                                               400,000           412,500
--------------------------------------------------------------------------------
Sealy Mattress Co., 8.25% Sr.
Sub. Nts., 6/15/14                                    450,000           472,500
--------------------------------------------------------------------------------
Standard Pacific Corp., 9.25%
Sr. Sub. Nts., 4/15/12                                200,000           205,500
--------------------------------------------------------------------------------
WCI Communities, Inc., 9.125%
Sr. Sub. Nts., 5/1/12                                 800,000           766,000
--------------------------------------------------------------------------------
William Lyon Homes, Inc.,
10.75% Sr. Nts., 4/1/13                               900,000           861,750
                                                                ----------------
                                                                      4,134,707

--------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS--0.1%
Leslie's Poolmart, Inc.,
7.75% Sr. Unsec. Nts., 2/1/13                         825,000           825,000
--------------------------------------------------------------------------------
Steinway Musical
Instruments, Inc.,
7% Sr. Nts., 3/1/14 3                                 785,000           771,263
                                                                ----------------
                                                                      1,596,263

--------------------------------------------------------------------------------
MEDIA--3.1%
Adelphia Communications Corp.:
7.875% Sr. Unsec. Nts., 5/1/09 4,18                   350,000           317,625
10.25% Sr. Unsec. Sub. Nts.,
6/15/11 4,18                                          200,000           191,000
10.875% Sr. Unsec. Nts., 10/1/10 4,18                 400,000           369,000
--------------------------------------------------------------------------------
Allbritton Communications Co.,
7.75% Sr. Unsec. Sub. Nts.,
12/15/12                                            1,100,000         1,116,500
--------------------------------------------------------------------------------
AMC Entertainment, Inc.:
8% Sr. Unsec. Sub. Nts., 3/1/14                       650,000           648,375
9.50% Sr. Unsec. Sub. Nts., 2/1/11                    360,000           363,150
--------------------------------------------------------------------------------
American Media
Operations, Inc.:
8.875% Sr. Unsec. Sub. Nts.,
1/15/11                                               150,000           137,625
10.25% Sr. Unsec. Sub. Nts.,
Series B, 5/1/09                                    1,250,000         1,214,063
--------------------------------------------------------------------------------
Block Communications, Inc.,
8.25% Sr. Nts., 12/15/15 3                            405,000           406,013
--------------------------------------------------------------------------------
Charter Communications
Holdings II LLC/Charter
Communications Holdings II
Capital Corp.:
10.25% Sr. Unsec. Nts., 9/15/10                     1,100,000         1,156,375
10.25% Sr. Unsec. Nts.,
Series B, 9/15/10                                   1,735,000         1,819,581

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
MEDIA Continued
Charter Communications
Operating LLC/Charter
Communications Operating
Capital Corp.,
8.375% Sr. Nts., Second Lien,
4/30/14 3                                    $      2,653,000   $     2,782,334
--------------------------------------------------------------------------------
Cinemark USA, Inc.,
9% Sr. Unsec. Sub. Nts., 2/1/13                       900,000           958,500
--------------------------------------------------------------------------------
Cinemark, Inc.,
0%/9.75% Sr. Unsec. Disc. Nts.,
3/15/14 15                                          1,500,000         1,295,625
--------------------------------------------------------------------------------
CSC Holdings, Inc.:
7.625% Sr. Unsec. Debs., 7/15/18                    1,000,000           978,750
7.625% Sr. Unsec. Unsub. Nts.,
Series B, 4/1/11                                    1,106,000         1,132,268
--------------------------------------------------------------------------------
Dex Media East LLC/Dex
Media East Finance Co.,
9.875% Sr. Unsec. Nts., 11/15/09                      200,000           210,000
--------------------------------------------------------------------------------
Dex Media West LLC/Dex
Media West Finance Co.:
8.50% Sr. Nts., 8/15/10                               300,000           313,125
9.875% Sr. Sub. Nts., 8/15/13                         586,000           641,670
--------------------------------------------------------------------------------
Dex Media, Inc.:
0%/9% Unsec.
Disc. Nts., 11/15/13 15                               300,000           269,250
0%/9% Unsec. Disc. Nts.,
11/15/13 15                                           400,000           359,000
8% Unsec. Nts., 11/15/13                            3,575,000         3,700,125
--------------------------------------------------------------------------------
DirecTV Holdings
LLC/DirecTV Financing Co., Inc.:
6.375% Sr. Unsec. Nts., 6/15/15                       450,000           433,688
8.375% Sr. Unsec. Nts., 3/15/13                     1,100,000         1,149,500
--------------------------------------------------------------------------------
EchoStar DBS Corp.:
6.625% Sr. Unsec. Nts., 10/1/14                     1,427,000         1,394,893
7% Sr. Unsec. Nts., 10/1/13                           535,000           537,006
7.125% Sr. Unsec. Nts., 2/1/16                      1,400,000         1,407,000
--------------------------------------------------------------------------------
Granite Broadcasting Corp.,
9.75% Sr. Sec. Nts., 12/1/10                          359,000           350,923
--------------------------------------------------------------------------------
Idearc, Inc., 8% Sr. Nts., 11/15/16 2               1,930,000         1,958,950
--------------------------------------------------------------------------------
Lamar Media Corp.,
6.625% Sr. Unsec. Sub. Nts.,
8/15/15                                             1,275,000         1,270,219
--------------------------------------------------------------------------------
Lin Television Corp.,
6.50% Sr. Sub. Nts., 5/15/13                          550,000           526,625
--------------------------------------------------------------------------------
Marquee Holdings, Inc.,
0%/12% Sr. Disc. Nts., 8/15/14 15                   1,600,000         1,350,000
--------------------------------------------------------------------------------
Mediacom Broadband LLC,
8.50% Sr. Nts., 10/15/15 3                          1,220,000         1,241,350
--------------------------------------------------------------------------------
Mediacom Broadband
LLC/Mediacom Broadband
Corp.,
8.50% Sr. Nts., 10/15/15                              280,000           284,900


                     18 | OPPENHEIMER STRATEGIC BOND FUND/VA

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
MEDIA Continued
Mediacom LLC/Mediacom
Capital Corp.,
9.50% Sr. Unsec. Nts., 1/15/13               $        969,000   $     1,002,915
--------------------------------------------------------------------------------
MediaNews Group, Inc.:
6.375% Sr. Sub. Nts., 4/1/14                        1,300,000         1,124,500
6.875% Sr. Unsec. Sub. Nts.,
10/1/13                                               700,000           637,000
--------------------------------------------------------------------------------
Nielsen Finance LLC/Nielsen
Finance Co.:
0%/12.50% Sr. Sub. Disc. Nts.,
8/1/16 3,15                                         1,725,000         1,196,719
10% Sr. Nts., 8/1/14 3                              2,195,000         2,389,806
--------------------------------------------------------------------------------
NTL Cable plc, 9.125% Sr. Nts.,
8/15/16                                               355,000           376,744
--------------------------------------------------------------------------------
Paxson Communications Corp.,
11.624% Sr. Sec. Nts., 1/15/13 1,3                    760,000           773,300
--------------------------------------------------------------------------------
PRIMEDIA, Inc.:
8% Sr. Nts., 5/15/13                                  900,000           875,250
8.875% Sr. Unsec. Nts., 5/15/11                       319,000           326,975
--------------------------------------------------------------------------------
Quebecor World Capital Corp.,
8.75% Sr. Nts., 3/15/16 3                             315,000           303,188
--------------------------------------------------------------------------------
R.H. Donnelley Corp.:
6.875% Sr. Disc. Nts.,
Series A-1, 1/15/13                                 2,730,000         2,631,038
6.875% Sr. Disc. Nts.,
Series A-2, 1/15/13                                 1,865,000         1,797,394
6.875% Sr. Nts., 1/15/13                            1,300,000         1,252,875
8.875% Sr. Unsec. Nts.,
Series A-3, 1/15/16                                 3,540,000         3,734,700
--------------------------------------------------------------------------------
R.H. Donnelley Financial Corp. I,
10.875% Sr. Sub. Nts., 12/15/12 3                     400,000           438,000
--------------------------------------------------------------------------------
Radio One, Inc.,
8.875% Sr. Unsec. Sub. Nts.,
Series B, 7/1/11                                      600,000           622,500
--------------------------------------------------------------------------------
Rainbow National Services LLC,
8.75% Sr. Nts., 9/1/12 3                              900,000           950,625
--------------------------------------------------------------------------------
Shaw Communications, Inc.,
8.54% Debs., 9/30/27 [CAD]                            340,000           309,716
--------------------------------------------------------------------------------
Sinclair Broadcast Group, Inc.:
8% Sr. Unsec. Sub. Nts., 3/15/12                    2,775,000         2,879,063
8.75% Sr. Sub. Nts., 12/15/11                         300,000           313,875
--------------------------------------------------------------------------------
Sirius Satellite Radio, Inc.,
9.625% Sr. Unsec. Nts., 8/1/13                        390,000           385,613
--------------------------------------------------------------------------------
Vertis, Inc.:
9.75% Sr. Sec. Nts., 4/1/09                           700,000           724,500
10.875% Sr. Unsec. Nts.,
Series B, 6/15/09                                     800,000           808,000
--------------------------------------------------------------------------------
Warner Music Group,
7.375% Sr. Sub. Bonds, 4/15/14                        500,000           497,500
--------------------------------------------------------------------------------
WMG Holdings Corp.,
0%/9.50% Sr. Disc. Nts., 12/15/14 15                2,057,000         1,655,885
--------------------------------------------------------------------------------
XM Satellite Radio Holdings, Inc.,
9.75% Sr. Unsec. Nts., 5/1/14                         930,000           934,650
                                                                ----------------
                                                                     61,227,339

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
MULTILINE RETAIL--0.3%
Bon-Ton Stores, Inc. (The),
10.25% Sr. Unsec. Unsub. Nts.,
3/15/14                                      $      1,980,000   $     2,034,450
--------------------------------------------------------------------------------
Neiman Marcus Group,
Inc. (The):
9% Sr. Unsec. Nts., 10/15/15                        2,020,000         2,214,425
10.375% Sr. Unsec. Sub. Nts.,
10/15/15                                              660,000           737,550
                                                                ----------------
                                                                      4,986,425

--------------------------------------------------------------------------------
SPECIALTY RETAIL--0.2%
Asbury Automotive Group, Inc.,
9% Sr. Sub. Nts., 6/15/12                             300,000           315,000
--------------------------------------------------------------------------------
Atlantic Broadband Finance LLC,
9.375% Sr. Unsec. Sub. Nts.,
1/15/14                                               250,000           254,063
--------------------------------------------------------------------------------
Boise Cascade LLC,
7.125% Sr. Unsec. Sub. Nts.,
10/15/14                                            1,308,000         1,272,030
--------------------------------------------------------------------------------
Gamestop Corp.,
8% Sr. Unsec. Nts., 10/1/12                           300,000           315,000
--------------------------------------------------------------------------------
Linens 'N Things, Inc.,
10.999% Sr. Sec. Nts., 1/15/14 1                    1,480,000         1,443,000
--------------------------------------------------------------------------------
Rent-A-Center, Inc.,
7.50% Sr. Unsec. Sub. Nts.,
Series B, 5/1/10                                      550,000           554,125
                                                                ----------------
                                                                      4,153,218

--------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS--0.2%
Invista, Inc., 9.25% Sr. Nts., 5/1/12 3             1,067,000         1,149,693
--------------------------------------------------------------------------------
Levi Strauss & Co.,
9.75% Sr. Unsec. Unsub. Nts.,
1/15/15                                             1,919,000         2,077,318
--------------------------------------------------------------------------------
Oxford Industries, Inc.,
8.875% Sr. Nts., 6/1/11 2                             250,000           259,375
--------------------------------------------------------------------------------
Quiksilver, Inc.,
6.875% Sr. Unsec. Nts., 4/15/15                       610,000           602,375
                                                                ----------------
                                                                      4,088,761

--------------------------------------------------------------------------------
CONSUMER STAPLES--1.1%
--------------------------------------------------------------------------------
BEVERAGES--0.1%
Constellation Brands, Inc.:
7.25% Sr. Nts., 9/1/16                                685,000           707,263
8.125% Sr. Sub. Nts., 1/15/12                         300,000           313,500
                                                                ----------------
                                                                      1,020,763

--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--0.5%
Albertson's, Inc.,
8% Sr. Unsec. Debs., 5/1/31                         1,238,000         1,261,966
--------------------------------------------------------------------------------
Delhaize America, Inc.,
9% Unsub. Debs., 4/15/31                            3,798,000         4,528,374


                     19 | OPPENHEIMER STRATEGIC BOND FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING Continued
Jean Coutu Group (PJC),
Inc. (The), 8.50% Sr. Sub. Nts.,
8/1/14                                       $      1,600,000   $     1,618,000
--------------------------------------------------------------------------------
Real Time Data Co.,
11% Disc. Nts., 5/31/09 2,4,16,18                     142,981                --
--------------------------------------------------------------------------------
Rite Aid Corp.:
8.125% Sr. Sec. Nts., 5/1/10                          450,000           461,813
9.50% Sr. Sec. Nts., 2/15/11                          700,000           735,875
--------------------------------------------------------------------------------
Supervalu, Inc.,
7.50% Sr. Nts., 11/15/14                              945,000           990,078
                                                                ----------------
                                                                      9,596,106

--------------------------------------------------------------------------------
FOOD PRODUCTS--0.2%
Del Monte Corp.:
6.75% Sr. Unsec. Sub. Nts.,
2/15/15                                               180,000           179,100
8.625% Sr. Sub. Nts., 12/15/12                        400,000           424,000
--------------------------------------------------------------------------------
Dole Food Co., Inc.:
8.625% Sr. Nts., 5/1/09                               306,000           305,618
8.875% Sr. Unsec. Nts., 3/15/11                        71,000            70,290
--------------------------------------------------------------------------------
Hines Nurseries, Inc.,
10.25% Sr. Unsec. Sub. Nts.,
10/1/11                                             1,300,000         1,137,500
--------------------------------------------------------------------------------
MHP SA,
10.25% Sr. Sec. Sub. Bonds,
11/30/11 2                                          1,360,000         1,397,400
--------------------------------------------------------------------------------
Smithfield Foods, Inc.:
7% Sr. Nts., 8/1/11                                   300,000           304,500
7.625% Sr. Unsec. Sub. Nts.,
2/15/08                                               400,000           408,000
                                                                ----------------
                                                                      4,226,408

--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS--0.1%
Church & Dwight Co., Inc.,
6% Sr. Unsec. Sub. Nts., 12/15/12                     350,000           343,875
--------------------------------------------------------------------------------
Nutro Products, Inc.,
10.75% Sr. Sub. Nts., 4/15/14 3                       370,000           406,075
--------------------------------------------------------------------------------
Spectrum Brands, Inc.,
7.375% Sr. Unsec. Sub. Nts., 2/1/15                   900,000           783,000
                                                                ----------------
                                                                      1,532,950

--------------------------------------------------------------------------------
PERSONAL PRODUCTS--0.1%
Elizabeth Arden, Inc.,
7.75% Sr. Unsec. Sub. Nts.,
1/15/14                                             1,175,000         1,189,688
--------------------------------------------------------------------------------
Playtex Products, Inc.:
8% Sr. Sec. Nts., 3/1/11                              500,000           525,000
9.375% Sr. Unsec. Sub. Nts.,
6/1/11                                                740,000           775,150
--------------------------------------------------------------------------------
Sally Holdings LLC:
9.25% Sr. Nts., 11/15/14 2                            240,000           246,600
10.50% Sr. Sub. Nts., 11/15/16 2                      240,000           246,000
                                                                ----------------
                                                                      2,982,438

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
TOBACCO--0.1%
Reynolds American, Inc.,
7.25% Sr. Sec. Nts., 6/1/13                  $      1,805,000   $     1,885,315
--------------------------------------------------------------------------------
ENERGY--2.6%
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--0.1%
Basic Energy Services, Inc.,
7.125% Sr. Unsec. Nts., 4/15/16                       335,000           331,650
--------------------------------------------------------------------------------
Hanover Compressor Co.,
8.625% Sr. Unsec. Sub. Nts.,
12/15/10                                              800,000           840,000
--------------------------------------------------------------------------------
Hanover Equipment Trust,
8.50% Sr. Sec. Nts.,
Series A, 9/1/08                                      221,000           224,868
--------------------------------------------------------------------------------
PHI, Inc., 7.125% Sr. Unsec. Nts.,
4/15/13                                               400,000           389,000
--------------------------------------------------------------------------------
RathGibson, Inc.,
11.25% Sr. Unsec. Nts., 2/15/14                       300,000           319,500
--------------------------------------------------------------------------------
Universal Compression, Inc.,
7.25% Sr. Unsec. Sub. Nts.,
5/15/10                                               400,000           404,000
                                                                ----------------
                                                                      2,509,018

--------------------------------------------------------------------------------
OIL & GAS--2.5%
Arch Western Finance LLC,
6.75% Sr. Nts., 7/1/13                                700,000           698,250
--------------------------------------------------------------------------------
Atlas Pipeline Partners LP,
8.125% Sr. Unsec. Nts., 12/15/15                      290,000           299,425
--------------------------------------------------------------------------------
Berry Petroleum Co.,
8.25% Sr. Sub. Nts., 11/1/16                          370,000           372,313
--------------------------------------------------------------------------------
Chesapeake Energy Corp.:
6.375% Sr. Unsec. Nts., 6/15/15                       250,000           248,750
6.875% Sr. Unsec. Nts., 1/15/16                     1,822,000         1,847,053
7.50% Sr. Nts., 6/15/14                               300,000           313,125
--------------------------------------------------------------------------------
Clayton Williams Energy, Inc.,
7.75% Sr. Unsec. Nts., 8/1/13                          85,000            78,838
--------------------------------------------------------------------------------
Compton Petroleum
Finance Corp.,
7.625% Sr. Nts., 12/1/13                            1,310,000         1,270,700
--------------------------------------------------------------------------------
Copano Energy LLC,
8.125% Sr. Unsec. Nts., 3/1/16                        180,000           187,200
--------------------------------------------------------------------------------
El Paso Corp.,
7.875% Sr. Unsec. Nts., 6/15/12 2                   2,784,000         2,999,760
--------------------------------------------------------------------------------
El Paso Energy Corp.,
7.625% Nts., 7/15/11                                  200,000           213,000
--------------------------------------------------------------------------------
El Paso Production
Holding Co.,
7.75% Sr. Unsec. Nts., 6/1/13                       1,319,000         1,386,599
--------------------------------------------------------------------------------
Forest Oil Corp.,
7.75% Sr. Nts., 5/1/14                                300,000           306,750
--------------------------------------------------------------------------------
Foundation PA Coal Co.,
7.25% Sr. Unsec. Nts., 8/1/14                         550,000           562,375
--------------------------------------------------------------------------------
Frontier Oil Corp.,
6.625% Sr. Unsec. Nts., 10/1/11                       700,000           701,750


                     20 | OPPENHEIMER STRATEGIC BOND FUND/VA

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
OIL & GAS Continued
Gaz Capital SA,
8.625% Sr. Unsec. Nts., 4/28/34 3            $      3,555,000   $     4,577,063
--------------------------------------------------------------------------------
Inergy LP/Inergy
Finance Corp.,
8.25% Sr. Unsec. Nts., 3/1/16                         880,000           928,400
--------------------------------------------------------------------------------
Massey Energy Co.:
6.625% Sr. Nts., 11/15/10                             200,000           201,000
6.875% Sr. Unsec. Nts., 12/15/13                      285,000           269,325
--------------------------------------------------------------------------------
National Gas Co.,
6.05% Nts., 1/15/36 3                               1,510,000         1,480,248
--------------------------------------------------------------------------------
Newfield Exploration Co.,
6.625% Sr. Unsec. Sub. Nts.,
9/1/14                                              1,900,000         1,909,500
--------------------------------------------------------------------------------
Pacific Energy Partners
LP/Pacific Energy Finance Corp.,
6.25% Sr. Unsec. Nts., 9/15/15                        100,000            97,926
--------------------------------------------------------------------------------
Peabody Energy Corp.,
6.875% Sr. Unsec. Nts.,
Series B, 3/15/13                                     700,000           721,000
--------------------------------------------------------------------------------
Pemex Project
Funding Master Trust:
7.375% Unsec. Unsub. Nts.,
12/15/14                                              740,000           816,590
8.50% Unsub. Nts., 2/15/08                            420,000           433,125
9.125% Unsec. Unsub. Nts.,
10/13/10                                              610,000           685,640
--------------------------------------------------------------------------------
Petroleum Export Ltd.
Cayman SPV,
5.265% Sr. Nts., Cl. A3, 6/15/11 3                  3,521,812         3,429,249
--------------------------------------------------------------------------------
Pogo Producing Co.,
7.875% Sr. Unsec. Sub. Nts.,
5/1/13                                                365,000           372,300
--------------------------------------------------------------------------------
Premcor Refining Group, Inc.,
9.50% Sr. Nts., 2/1/13                                835,000           902,094
--------------------------------------------------------------------------------
Quicksilver Resources, Inc.,
7.125% Sr. Sub. Nts., 4/1/16                        1,340,000         1,316,550
--------------------------------------------------------------------------------
Range Resources Corp.:
6.375% Sr. Sub. Nts., 3/15/15                         430,000           421,400
7.375% Sr. Sub. Nts., 7/15/13                         200,000           206,000
7.50% Sr. Sub. Nts., 5/15/16                        1,505,000         1,550,150
--------------------------------------------------------------------------------
Sabine Pass LNG LP:
7.25% Sr. Sec. Nts., 11/30/13 2                     1,335,000         1,328,325
7.50% Sr. Sec. Nts., 11/30/16 2                     2,770,000         2,763,075
--------------------------------------------------------------------------------
Southern Natural Gas Co.:
7.35% Nts., 2/15/31                                   500,000           552,873
8% Sr. Unsub. Nts., 3/1/32                            300,000           352,050
--------------------------------------------------------------------------------
Stone Energy Corp.,
6.75% Sr. Unsec. Sub. Nts.,
12/15/14                                            1,020,000           979,200
--------------------------------------------------------------------------------
Targa Resources, Inc.,
8.50% Sr. Nts., 11/1/13 3                             525,000           531,563
--------------------------------------------------------------------------------
Tengizchevroil LLP,
6.124% Nts., 11/15/14 3                             2,123,000         2,128,308

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
OIL & GAS Continued
Tennessee Gas Pipeline Co.,
7.50% Bonds, 4/1/17                          $      1,567,000   $     1,717,647
--------------------------------------------------------------------------------
Tesoro Corp.:
6.25% Sr. Unsec. Nts., 11/1/12                        405,000           405,000
6.625% Sr. Unsec. Nts., 11/1/15                       905,000           902,738
--------------------------------------------------------------------------------
Transcontinental Gas
Pipe Line Corp.,
6.40% Sr. Unsec. Unsub. Nts.,
4/15/16                                               470,000           477,050
--------------------------------------------------------------------------------
Whiting Petroleum Corp.,
7.25% Sr. Sub. Nts., 5/1/12                         1,500,000         1,511,250
--------------------------------------------------------------------------------
Williams Cos., Inc. (The):
7.125% Nts., 9/1/11                                   900,000           940,500
7.625% Nts., 7/15/19                                  928,000           997,600
8.75% Unsec. Nts., 3/15/32                          1,619,000         1,837,565
                                                                ----------------
                                                                     49,228,192

--------------------------------------------------------------------------------
FINANCIALS--2.7%
--------------------------------------------------------------------------------
CAPITAL MARKETS--0.9%
Berry Plastics Holding Corp.:
8.875% Sr. Sec. Nts., 9/15/14 3                       600,000           612,000
9.235% Sr. Sec. Nts., 9/15/14 1,3                     600,000           610,500
--------------------------------------------------------------------------------
E*TRADE Financial Corp.:
7.375% Sr. Unsec. Nts., 9/15/13                     1,146,000         1,197,570
8% Sr. Nts., 6/15/11                                  410,000           430,500
--------------------------------------------------------------------------------
HBOS Treasury Services plc:
4.375% Sr. Sec. Nts., 7/13/16 [EUR]                 5,910,000         7,941,502
4.50% Sr. Sec. Nts., 7/13/21 [EUR]                  5,530,000         7,502,893
                                                                ----------------
                                                                     18,294,965

--------------------------------------------------------------------------------
COMMERCIAL BANKS--0.9%
Banco BMG SA,
9.15% Nts., 1/15/16 3                               2,980,000         3,027,680
--------------------------------------------------------------------------------
Banco de Credito del Peru,
6.95% Sub. Nts., 11/7/21 1,2                        1,345,000         1,345,000
--------------------------------------------------------------------------------
Bank Plus Corp.,
12% Sr. Nts., 7/18/07 2                                 7,000             7,298
--------------------------------------------------------------------------------
HSBC Bank plc:
11.601% Sr. Unsec. Nts., 1/12/10 8                  2,510,000         1,405,600
12.278% Sr. Unsec. Nts., 3/9/09 8                   1,960,000         1,234,800
9.751% Sr. Unsec. Nts., 7/8/09 8                    1,960,000         1,293,600
--------------------------------------------------------------------------------
Inter-American
Development Bank:
6.26% Nts., 12/8/09 1  [BRR]                          920,000           424,040
7.889% Nts., 1/25/12 1  [COP]                     971,928,577           468,846
--------------------------------------------------------------------------------
Ongko International
Finance Co. BV,
10.50% Sec. Nts., 3/29/10 2,4,18                       90,000                --
--------------------------------------------------------------------------------
RSHB Capital SA/OJSC
Russian Agricultural Bank,
7.175% Nts., 5/16/13 3                              3,110,000         3,284,938


                     21 | OPPENHEIMER STRATEGIC BOND FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
COMMERCIAL BANKS Continued
Salisbury International
Investments Ltd.,
9.524% Sec. Nts.,
Series 2006-003, Tranche E,
7/20/11 1,2                                  $      1,100,000   $     1,100,000
--------------------------------------------------------------------------------
UBS Luxembourg SA,
6.23% Sub. Nts., 2/11/15 1                          2,500,000         2,544,525
--------------------------------------------------------------------------------
VTB Capital SA,
6.25% Sr. Nts., 6/30/35 3                           1,870,000         1,912,075
                                                                ----------------
                                                                     18,048,402

--------------------------------------------------------------------------------
CONSUMER FINANCE--0.0%
Ace Cash Express, Inc.,
10.25% Sr. Nts., 10/1/14 3                            250,000           254,375
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--0.6%
AAC Group Holding Corp.,
0%/10.25% Sr. Unsec. Disc.
Nts., 10/1/12 15                                      100,000            88,000
--------------------------------------------------------------------------------
Affinia Group, Inc.,
9% Sr. Unsec. Sub. Nts., 11/30/14                      60,000            59,100
--------------------------------------------------------------------------------
Autopistas del Nordeste
Cayman Ltd., 9.39% Nts.,
1/15/26 2                                           3,791,898         3,924,615
--------------------------------------------------------------------------------
Cloverie plc, 9.615% Sec. Nts.,
Series 2005-93, 12/20/10 1,2                        1,100,000         1,108,800
--------------------------------------------------------------------------------
Depfa ACS Bank,
3.50% Sec. Nts., 3/16/11 [EUR]                      2,090,000         2,697,729
--------------------------------------------------------------------------------
Halyk Savings Bank
Kazakhstan Europe BV,
7.75% Nts., 5/13/13 3                               1,625,000         1,722,500
--------------------------------------------------------------------------------
JSG Funding plc,
7.75% Sr. Unsec. Sub. Nts.,
4/1/15 2                                              330,000           318,450
--------------------------------------------------------------------------------
Nell AF Sarl,
8.375% Sr. Nts., 8/15/15 3                            850,000           877,625
--------------------------------------------------------------------------------
Tiers-BSP, 0%/8.60%
Collateralized Trust, Cl. A,
6/15/97 15                                          2,695,000         1,138,638
--------------------------------------------------------------------------------
Universal City Florida:
8.375% Sr. Unsec. Nts., 5/1/10                        130,000           133,900
10.121% Sr. Unsec. Nts., 5/1/10 1                     130,000           134,875
                                                                ----------------
                                                                     12,204,232

--------------------------------------------------------------------------------
REAL ESTATE--0.2%
Felcor Lodging LP,
8.50% Sr. Nts., 6/1/11 1                              925,000           989,750
--------------------------------------------------------------------------------
Host Hotels & Resorts LP,
6.875% Sr. Nts., 11/1/14 3                            375,000           381,563
--------------------------------------------------------------------------------
Host Marriott LP:
6.375% Sr. Nts., Series O, 3/15/15                    730,000           723,613
6.75% Sr. Nts., Series Q, 6/1/16                      500,000           503,125

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
REAL ESTATE Continued
Host Marriott LP: Continued
Ventas Realty LP/Ventas
Capital Corp., 6.75% Sr. Nts.,
4/1/17                                       $        450,000   $       466,875
                                                                ----------------
                                                                      3,064,926

--------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE--0.1%
Banco Hipotecario SA,
9.75% Sr. Unsec. Nts., 4/27/16 2                    2,340,000         2,258,100
--------------------------------------------------------------------------------
BankUnited Capital Trust,
10.25% Capital Securities,
12/31/26 2                                            100,000           105,750
                                                                ----------------
                                                                      2,363,850

--------------------------------------------------------------------------------
HEALTH CARE--1.0%
--------------------------------------------------------------------------------
BIOTECHNOLOGY--0.0%
Angiotech Pharmaceuticals,
Inc., 7.75% Sr. Sub. Nts., 4/1/14 3                   325,000           284,375
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--0.0%
Inverness Medical
Innovations, Inc.,
8.75% Sr. Sub. Nts., 2/15/12                          650,000           679,250
--------------------------------------------------------------------------------
Universal Hospital
Services, Inc.,
10.125% Sr. Unsec. Nts., 11/1/11                      300,000           321,750
                                                                ----------------
                                                                      1,001,000

--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--1.0%
AmeriPath, Inc.,
10.50% Sr. Unsec. Sub. Nts.,
4/1/13                                                300,000           326,250
--------------------------------------------------------------------------------
Community Health
Systems, Inc.,
6.50% Sr. Unsec. Sub. Nts.,
12/15/12                                              400,000           396,000
--------------------------------------------------------------------------------
DaVita, Inc.:
6.625% Sr. Unsec. Nts., 3/15/13                       465,000           468,488
7.25% Sr. Unsec. Sub. Nts., 3/15/15                 1,975,000         2,024,375
--------------------------------------------------------------------------------
Fresenius Medical Care
Capital Trust II, 7.875% Nts.,
2/1/08                                                900,000           918,000
--------------------------------------------------------------------------------
Fresenius Medical Care
Capital Trust III,
7.375% Nts., 2/1/08 2 [DEM]                            25,000            17,337
--------------------------------------------------------------------------------
Fresenius Medical Care
Capital Trust IV,
7.875% Trust Preferred
Securities, 6/15/11 2                                 600,000           631,500
--------------------------------------------------------------------------------
Genesis HealthCare Corp.,
8% Sr. Sub. Nts., 10/15/13                            200,000           209,500
--------------------------------------------------------------------------------
HCA, Inc.:
6.25% Nts., 2/15/13                                   100,000            88,750
6.30% Sr. Unsec. Nts., 10/1/12                      1,719,000         1,577,183


                     22 | OPPENHEIMER STRATEGIC BOND FUND/VA

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES Continued
HCA, Inc.: Continued
6.375% Nts., 1/15/15                         $      1,671,000   $     1,420,350
8.75% Sr. Nts., 9/1/10                                200,000           209,000
9.125% Sr. Sec. Nts., 11/15/14 3                      320,000           342,800
9.25% Sr. Sec. Nts., 11/15/16 3                       320,000           343,600
9.625% Sr. Sec. Nts., 11/15/16 3,16                   800,000           862,000
--------------------------------------------------------------------------------
HEALTHSOUTH Corp.,
10.75% Sr. Nts., 6/15/16 3                            875,000           946,094
--------------------------------------------------------------------------------
Omnicare, Inc.:
6.75% Sr. Sub. Nts., 12/15/13                         230,000           228,275
6.875% Sr. Sub. Nts., 12/15/15                        285,000           282,863
--------------------------------------------------------------------------------
Psychiatric Solutions, Inc.,
7.75% Sr. Unsec. Sub. Nts.,
7/15/15                                               220,000           220,550
--------------------------------------------------------------------------------
Select Medical Corp.,
7.625% Sr. Unsec. Sub. Nts.,
2/1/15                                              2,250,000         1,878,750
--------------------------------------------------------------------------------
Tenet Healthcare Corp.:
6.375% Sr. Nts., 12/1/11                            1,282,000         1,179,440
7.375% Nts., 2/1/13                                   119,000           109,926
9.875% Sr. Nts., 7/1/14                             1,932,000         1,975,470
--------------------------------------------------------------------------------
Triad Hospitals, Inc.,
7% Sr. Sub. Nts., 11/15/13                            465,000           470,231
--------------------------------------------------------------------------------
US Oncology, Inc.:
9% Sr. Unsec. Nts., 8/15/12 2                         300,000           318,000
10.75% Sr. Unsec. Sub. Nts.,
8/15/14                                               300,000           333,000
--------------------------------------------------------------------------------
Vanguard Health
Holding Co. I LLC,
0%/11.25% Sr. Disc. Nts., 10/1/15 15                2,000,000         1,550,000
                                                                ----------------
                                                                     19,327,732

--------------------------------------------------------------------------------
PHARMACEUTICALS--0.0%
Valeant Pharmaceuticals
International, Inc.,
7% Sr. Nts., 12/15/11 2                               350,000           337,750
--------------------------------------------------------------------------------
INDUSTRIALS--2.0%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE--0.3%
Alliant Techsystems, Inc.,
6.75% Sr. Sub. Nts., 4/1/16                         1,335,000         1,338,338
--------------------------------------------------------------------------------
BE Aerospace, Inc.,
8.875% Sr. Unsec. Sub. Nts.,
5/1/11                                                219,000           227,760
--------------------------------------------------------------------------------
Bombardier, Inc.,
8% Sr. Nts., 11/15/14 2                               400,000           411,720
--------------------------------------------------------------------------------
DRS Technologies, Inc.:
6.625% Sr. Nts., 2/1/16                               970,000           982,125
7.625% Sr. Sub. Nts., 2/1/18                          205,000           212,175
--------------------------------------------------------------------------------
L-3 Communications Corp.:
5.875% Sr. Sub. Nts., 1/15/15                         583,000           565,510
6.125% Sr. Unsec. Sub. Nts., 1/15/14                  400,000           393,000
6.375% Sr. Unsec. Sub. Nts.,
Series B, 10/15/15                                    515,000           512,425

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE Continued
L-3 Communications Corp.:
Continued
7.625% Sr. Sub. Nts., 6/15/12                $        500,000   $       520,000
--------------------------------------------------------------------------------
TRW Automotive, Inc.:
9.375% Sr. Nts., 2/15/13                              223,000           240,283
11% Sr. Sub. Nts., 2/15/13                            194,000           213,643
                                                                ----------------
                                                                      5,616,979

--------------------------------------------------------------------------------
AIRLINES--0.0%
ATA Holdings Corp.,
13% Sr. Unsec. Nts., 2/1/09 2,4,18                    735,000                --
--------------------------------------------------------------------------------
BUILDING PRODUCTS--0.2%
Associated Materials, Inc.,
9.75% Sr. Sub. Nts., 4/15/12                          200,000           207,000
--------------------------------------------------------------------------------
Dayton Superior Corp.,
13% Sr. Unsec. Sub. Nts.,
6/15/09                                               200,000           206,000
--------------------------------------------------------------------------------
Goodman Global
Holding Co., Inc.,
7.875% Sr. Unsec. Sub. Nts.,
12/15/12                                              770,000           760,375
--------------------------------------------------------------------------------
Jacuzzi Brands, Inc.,
9.625% Sr. Sec. Nts., 7/1/10                        1,011,000         1,079,243
--------------------------------------------------------------------------------
Nortek, Inc.,
8.50% Sr. Unsec. Unsub. Nts.,
9/1/14                                              1,250,000         1,231,250
                                                                ----------------
                                                                      3,483,868

--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--0.2%
Allied Waste North America, Inc.:
7.25% Sr. Nts., 3/15/15                               180,000           181,125
7.375% Sr. Sec. Nts.,
Series B, 4/15/14                                   1,300,000         1,300,000
9.25% Sr. Sec. Debs.,
Series B, 9/1/12                                      434,000           463,295
--------------------------------------------------------------------------------
Cenveo Corp.,
7.875% Sr. Sub. Nts., 12/1/13                       1,500,000         1,447,500
--------------------------------------------------------------------------------
Corrections Corp. of America:
6.25% Sr. Unsec. Sub. Nts., 3/15/13                   460,000           458,275
7.50% Sr. Nts., 5/1/11                                200,000           207,000
--------------------------------------------------------------------------------
FTI Consulting, Inc.,
7.75% Sr. Unsec. Nts., 10/1/16 3                      535,000           557,738
--------------------------------------------------------------------------------
Mobile Services Group, Inc.,
9.75% Sr. Nts., 8/1/14 3                              120,000           126,000
--------------------------------------------------------------------------------
MSW Energy Holdings II
LLC/MSW Energy Finance
Co. II, Inc.,
7.375% Sr. Sec. Nts.,
Series B, 9/1/10                                      350,000           358,750
--------------------------------------------------------------------------------
MSW Energy Holdings
LLC/MSW Energy
Finance Co., Inc.,
8.50% Sr. Sec. Nts., 9/1/10                           200,000           209,000
                                                                ----------------
                                                                      5,308,683


                     23 | OPPENHEIMER STRATEGIC BOND FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING--0.4%
IIRSA Norte Finance Ltd.,
8.75% Sr. Nts., 5/30/24 2                    $      6,797,719   $     8,004,314
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--0.1%
Belden & Blake Corp.,
8.75% Sec. Nts., 7/15/12                              325,000           334,750
--------------------------------------------------------------------------------
Eletropaulo Metropolitana SA,
19.125% Nts., 6/28/10 2  [BRR]                      1,115,000           592,336
--------------------------------------------------------------------------------
General Cable Corp.,
9.50% Sr. Nts., 11/15/10                              600,000           639,000
--------------------------------------------------------------------------------
UCAR Finance, Inc.,
10.25% Sr. Nts., 2/15/12                              300,000           317,625
                                                                ----------------
                                                                      1,883,711

--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--0.1%
Covalence Specialty
Materials Corp.,
10.25% Sr. Sub. Nts., 3/1/16 3                      1,280,000         1,177,600
--------------------------------------------------------------------------------
Great Lakes Dredge
& Dock Co.,
7.75% Sr. Unsec. Sub. Nts.,
12/15/13                                              120,000           117,600
                                                                ----------------
                                                                      1,295,200

--------------------------------------------------------------------------------
MACHINERY--0.2%
Case New Holland, Inc.:
7.125% Sr. Unsec. Nts., 3/1/14                        500,000           510,000
9.25% Sr. Nts., 8/1/11                                200,000           212,750
--------------------------------------------------------------------------------
Douglas Dynamics LLC,
7.75% Sr. Nts., 1/15/12 3                             700,000           661,500
--------------------------------------------------------------------------------
Greenbrier Cos., Inc.,
8.375% Sr. Unsec. Nts., 5/15/15                       380,000           388,550
--------------------------------------------------------------------------------
Manitowoc Co., Inc. (The),
10.50% Sr. Sub. Nts., 8/1/12                          325,000           350,594
--------------------------------------------------------------------------------
Milacron Escrow Corp.,
11.50% Sr. Sec. Nts., 5/15/11 2                       700,000           668,500
--------------------------------------------------------------------------------
Trinity Industries, Inc.,
6.50% Sr. Nts., 3/15/14                               300,000           296,250
--------------------------------------------------------------------------------
Wolverine Tube, Inc.,
7.375% Sr. Nts., 8/1/08 3                             950,000           755,250
                                                                ----------------
                                                                      3,843,394

--------------------------------------------------------------------------------
ROAD & RAIL--0.2%
Avis Budget Car Rental
LLC/Avis Budget Finance, Inc.:
7.75% Sr. Nts., 5/15/16 3                             335,000           324,113
7.874% Sr. Nts., 5/15/14 1,3                          135,000           130,950
--------------------------------------------------------------------------------
Hertz Corp.:
8.875% Sr. Nts., 1/1/14 3                             610,000           642,025
10.50% Sr. Sub. Nts., 1/1/16 3                      1,135,000         1,254,175
--------------------------------------------------------------------------------
Kansas City Southern
Railway Co. (The),
7.50% Sr. Nts., 6/15/09                               400,000           405,500

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
ROAD & RAIL Continued
Stena AB:
7% Sr. Unsec. Nts., 12/1/16 2                $        150,000   $       143,250
7.50% Sr. Unsec. Nts., 11/1/13                        387,000           384,098
9.625% Sr. Nts., 12/1/12 2                            750,000           802,500
--------------------------------------------------------------------------------
TDS Investor Corp.,
11.875% Sr. Sub. Nts., 9/1/16 3                     1,000,000         1,030,000
                                                                ----------------
                                                                      5,116,611

--------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS--0.3%
Ashtead Capital, Inc.,
9% Nts., 8/15/16 3                                    385,000           413,875
--------------------------------------------------------------------------------
H&E Equipment Services, Inc.,
8.375% Sr. Unsec. Nts., 7/15/16                       420,000           442,050
--------------------------------------------------------------------------------
Interline Brands, Inc.,
8.125% Sr. Sub. Nts., 6/15/14                         570,000           588,525
--------------------------------------------------------------------------------
United Rentals, Inc.,
7% Sr. Sub. Nts., 2/15/14                           4,000,000         3,945,000
                                                                ----------------
                                                                      5,389,450

--------------------------------------------------------------------------------
TRANSPORTATION INFRASTRUCTURE--0.0%
Horizon Lines LLC,
9% Nts., 11/1/12                                      236,000           248,980
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--1.2%
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--0.2%
Loral Skynet Corp.,
14% Sr. Sec. Nts., 11/21/15 2,16                      116,000           133,690
--------------------------------------------------------------------------------
Lucent Technologies, Inc.,
6.45% Unsec. Debs., 3/15/29                         3,160,000         2,930,900
--------------------------------------------------------------------------------
Nortel Networks Ltd.,
9.624% Sr. Nts., 7/15/11 1,3                          383,000           405,501
--------------------------------------------------------------------------------
Orion Network Systems, Inc.,
12.50% Sr. Unsub. Disc. Nts.,
1/15/07 4,18                                          675,000                 7
                                                                ----------------
                                                                      3,470,098

--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--0.0%
Seagate Technology
HDD Holdings:
6.375% Sr. Nts., 10/1/11                              750,000           753,750
6.80% Sr. Nts., 10/1/16                               225,000           227,250
                                                                ----------------
                                                                        981,000

--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.2%
Flextronics International Ltd.,
6.25% Sr. Sub. Nts., 11/15/14                       2,021,000         1,960,370
--------------------------------------------------------------------------------
RBS Global & Rexnord Corp.:
9.50% Sr. Nts., 8/1/14 3                              585,000           611,325
11.75% Sr. Sub. Nts., 8/1/16 3                        930,000           976,500
--------------------------------------------------------------------------------
Sanmina-SCI Corp.:
6.75% Unsec. Sub. Nts., 3/1/13                        380,000           351,500
8.125% Sr. Sub. Nts., 3/1/16                          745,000           724,513


                     24 | OPPENHEIMER STRATEGIC BOND FUND/VA

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS
Continued
Solectron Global Finance Ltd.,
8% Sr. Unsec. Sub. Nts., 3/15/16             $        425,000   $       432,438
                                                                ----------------
                                                                      5,056,646

--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES--0.0%
Exodus Communications, Inc.,
10.75% Sr. Nts., 12/15/09 2,4,18 [EUR]                338,620                --
--------------------------------------------------------------------------------
NorthPoint Communications
Group, Inc.,
12.875% Nts., 2/15/10 2,4,18                          200,173                --
--------------------------------------------------------------------------------
PSINet, Inc., 10.50% Sr.
Unsec. Nts., 12/1/06 2,4,18 [EUR]                     100,000                --
                                                                ----------------
                                                                             --

--------------------------------------------------------------------------------
IT SERVICES--0.3%
DI Finance/DynCorp
International LLC,
9.50% Sr. Unsec. Sub. Nts.,
Series B, 2/15/13                                     607,000           646,455
--------------------------------------------------------------------------------
iPayment Holdings, Inc.,
9.75% Sr. Unsec. Sub. Nts.,
5/15/14                                               415,000           428,488
--------------------------------------------------------------------------------
Iron Mountain, Inc.,
7.75% Sr. Sub. Nts., 1/15/15                          400,000           410,000
--------------------------------------------------------------------------------
SunGard Data Systems, Inc.:
9.125% Sr. Unsec. Nts., 8/15/13                     1,535,000         1,619,425
10.25% Sr. Unsec. Sub. Nts.,
8/15/15                                             2,035,000         2,182,538
                                                                ----------------
                                                                      5,286,906

--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--0.5%
Advanced Micro Devices, Inc.,
7.75% Sr. Unsec. Nts., 11/1/12                      1,758,000         1,828,320
--------------------------------------------------------------------------------
Amkor Technology, Inc.:
7.75% Sr. Nts., 5/15/13                             2,050,000         1,893,688
9.25% Sr. Unsec. Nts., 6/1/16                         300,000           295,500
--------------------------------------------------------------------------------
Conexant Systems, Inc.,
9.126% Sr. Sec. Nts., 11/15/10 1,2                    400,000           408,000
--------------------------------------------------------------------------------
Freescale Semiconductor, Inc.:
8.875% Sr. Nts., 12/15/14 3                         1,215,000         1,216,519
9.125% Sr. Nts., 12/15/14 3                         2,025,000         2,022,469
10.125% Sr. Sub. Nts., 12/15/16 3                   1,620,000         1,630,125
--------------------------------------------------------------------------------
NXP BV,
7.875% Sr. Sec. Bonds, 10/15/14 3                     385,000           399,919
                                                                ----------------
                                                                      9,694,540

--------------------------------------------------------------------------------
MATERIALS--2.9%
--------------------------------------------------------------------------------
CHEMICALS--0.5%
BCP Crystal US Holdings Corp.,
9.625% Sr. Sub. Nts., 6/15/14                         813,000           902,430

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
CHEMICALS Continued
Crystal US Holdings 3
LLC/Crystal US Sub 3 Corp.,
0%/10.50% Sr. Unsec. Disc. Nts.,
Series B, 10/1/14 15                         $        570,000   $       493,050
--------------------------------------------------------------------------------
Equistar Chemicals
LP/Equistar Funding Corp.:
8.75% Sr. Unsec. Nts., 2/15/09                        550,000           578,875
10.125% Sr. Unsec. Nts., 9/1/08                        19,000            20,283
10.625% Sr. Unsec. Nts., 5/1/11                       600,000           642,000
--------------------------------------------------------------------------------
Georgia Gulf Corp.,
10.75% Sr. Sub. Nts., 10/15/16                      1,220,000         1,177,300
--------------------------------------------------------------------------------
Huntsman International LLC:
7.875% Sr. Unsec. Sub. Nts.,
11/13/14 3                                            375,000           379,688
8.375% Sr. Sub. Nts., 1/1/15 1,3                      790,000           788,025
--------------------------------------------------------------------------------
Huntsman LLC:
11.50% Sr. Unsec. Nts., 7/15/12 1                     198,000           224,235
11.625% Sr. Unsec. Nts., 10/15/10                      13,000            14,268
--------------------------------------------------------------------------------
Ineos Group Holdings plc,
8.50% Nts., 2/15/16 3                               1,230,000         1,180,800
--------------------------------------------------------------------------------
Innophos, Inc.,
8.875% Sr. Unsec. Sub. Nts.,
8/15/14                                               250,000           255,000
--------------------------------------------------------------------------------
KI Holdings, Inc.,
0%/9.875% Sr. Unsec.
Sub. Disc. Nts., 11/15/14 15                          350,000           281,750
--------------------------------------------------------------------------------
Lyondell Chemical Co.:
8% Sr. Unsec. Nts., 9/15/14                         1,125,000         1,172,813
8.25% Sr. Unsec. Nts., 9/15/16                        600,000           633,000
10.50% Sr. Sec. Nts., 6/1/13                          600,000           663,000
--------------------------------------------------------------------------------
Mosaic Global Holdings, Inc.:
7.375% Sr. Nts., 12/1/14 3                            325,000           335,156
7.625% Sr. Nts., 12/1/16 3                            325,000           338,406
--------------------------------------------------------------------------------
Rockwood Specialties
Group, Inc.,
7.50% Sr. Sub. Nts., 11/15/14                         200,000           202,500
--------------------------------------------------------------------------------
Tronox Worldwide
LLC/Tronox Finance Corp.,
9.50% Sr. Unsec. Nts., 12/1/12                        237,000           250,628
                                                                ----------------
                                                                     10,533,207

--------------------------------------------------------------------------------
CONSTRUCTION MATERIALS--0.3%
C10 Capital SPV Ltd.,
6.722% Unsec. Perpetual Debs. 2,17                  5,470,000         5,453,371
--------------------------------------------------------------------------------
NTK Holdings, Inc.,
0%/10.75% Sr. Disc. Nts., 3/1/14 15                 1,225,000           863,625
                                                                ----------------
                                                                      6,316,996

--------------------------------------------------------------------------------
CONTAINERS & PACKAGING--0.8%
Ball Corp., 6.625% Sr. Nts., 3/15/18                1,035,000         1,032,413
--------------------------------------------------------------------------------
Crown Americas, Inc.,
7.75% Sr. Nts., 11/15/15                            1,435,000         1,495,988


                     25 | OPPENHEIMER STRATEGIC BOND FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
CONTAINERS & PACKAGING Continued
Graham Packaging Co., Inc.:
8.50% Sr. Unsec. Nts., 10/15/12              $        200,000   $       203,000
9.875% Sr. Unsec. Sub. Nts.,
10/15/14                                            1,800,000         1,827,000
--------------------------------------------------------------------------------
Graphic Packaging
International Corp.:
8.50% Sr. Nts., 8/15/11                               800,000           832,000
9.50% Sr. Sub. Nts., 8/15/13                        1,050,000         1,113,000
--------------------------------------------------------------------------------
Jefferson Smurfit Corp.:
7.50% Sr. Unsec. Unsub. Nts.,
6/1/13                                                300,000           283,500
8.25% Sr. Unsec. Nts., 10/1/12                      1,450,000         1,421,000
--------------------------------------------------------------------------------
MDP Acquisitions plc,
9.625% Sr. Nts., 10/1/12                              400,000           426,000
--------------------------------------------------------------------------------
Owens-Brockway
Glass Container, Inc.:
7.75% Sr. Sec. Nts., 5/15/11                          450,000           464,625
8.25% Sr. Unsec. Nts., 5/15/13                      1,719,000         1,785,611
8.75% Sr. Sec. Nts., 11/15/12                         928,000           988,320
8.875% Sr. Sec. Nts., 2/15/09                         176,000           180,840
--------------------------------------------------------------------------------
Pliant Corp.,
11.85% Sr. Sec. Nts., 6/15/09 4,16                    403,615           442,463
--------------------------------------------------------------------------------
Solo Cup Co.,
8.50% Sr. Sub. Nts., 2/15/14                        1,675,000         1,457,250
--------------------------------------------------------------------------------
Stone Container Corp.:
8.375% Sr. Nts., 7/1/12                               470,000           462,950
9.75% Sr. Unsec. Nts., 2/1/11                         516,000           534,705
--------------------------------------------------------------------------------
Tekni-Plex, Inc.,
10.875% Sr. Sec. Nts., 8/15/12 3                      125,000           141,250
--------------------------------------------------------------------------------
TriMas Corp.,
9.875% Sr. Unsec. Sub. Nts., 6/15/12                1,300,000         1,264,250
                                                                ----------------
                                                                     16,356,165

--------------------------------------------------------------------------------
METALS & MINING--1.0%
AK Steel Corp.:
7.75% Sr. Unsec. Nts., 6/15/12                      1,019,000         1,031,738
7.875% Sr. Unsec. Nts., 2/15/09                       100,000           100,500
--------------------------------------------------------------------------------
Alrosa Finance SA:
8.875% Nts., 11/17/14 3                            11,230,000        13,040,838
8.875% Nts., 11/17/14                               1,215,000         1,410,919
--------------------------------------------------------------------------------
Century Aluminum Co.,
7.50% Sr. Unsec. Nts., 8/15/14                        600,000           611,250
--------------------------------------------------------------------------------
Gibraltar Industries, Inc.,
8% Sr. Unsec. Sub. Nts.,
Series B, 12/1/15 2                                   635,000           629,444
--------------------------------------------------------------------------------
International Utility
Structures, Inc.,
13% Unsec. Sub. Nts., 2/1/08 2,4,18                    71,000                --
--------------------------------------------------------------------------------
Ispat Inland ULC,
9.75% Sr. Sec. Nts., 4/1/14                           585,000           654,602
--------------------------------------------------------------------------------
Koppers Industry, Inc.,
9.875% Sr. Sec. Nts., 10/15/13                        204,000           222,870
--------------------------------------------------------------------------------
Novelis, Inc.,
8.25% Sr. Nts., 2/15/15 1,3                         1,575,000         1,531,688

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
METALS & MINING Continued
Steel Dynamics, Inc.,
9.50% Sr. Nts., 3/15/09                      $        200,000   $       206,250
--------------------------------------------------------------------------------
United States Steel Corp.,
9.75% Sr. Nts., 5/15/10                               336,000           359,100
                                                                ----------------
                                                                     19,799,199

--------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS--0.3%
Abitibi-Consolidated Co.
of Canada,
8.375% Sr. Unsec. Sub. Nts.,
4/1/15                                              1,000,000           870,000
--------------------------------------------------------------------------------
Abitibi-Consolidated, Inc.:
8.55% Nts., 8/1/10                                    600,000           573,000
8.85% Unsec. Bonds, 8/1/30                            400,000           330,000
--------------------------------------------------------------------------------
Appleton Papers, Inc.,
8.125% Sr. Nts., 6/15/11                              190,000           194,750
--------------------------------------------------------------------------------
Buckeye Technologies, Inc.,
8.50% Sr. Nts., 10/1/13                               100,000           106,000
--------------------------------------------------------------------------------
Catalyst Paper Corp.,
8.625% Sr. Unsec. Nts.,
Series D, 6/15/11                                     500,000           508,750
--------------------------------------------------------------------------------
Domtar, Inc., 7.125% Nts.,
8/15/15                                               500,000           492,500
--------------------------------------------------------------------------------
JSG Holding plc,
11.50% Sr. Nts., 10/1/15 2,16 [EUR]                   168,790           232,837
--------------------------------------------------------------------------------
Mercer International, Inc.,
9.25% Sr. Nts., 2/15/13                               225,000           221,063
--------------------------------------------------------------------------------
Norske Skog Canada Ltd.,
7.375% Sr. Unsec. Nts., 3/1/14                        700,000           666,750
--------------------------------------------------------------------------------
Verso Paper Holdings LLC/Verson Paper, Inc.:
9.121% Sr. Sec. Nts., 8/1/14 1,3                      460,000           469,200
11.375% Sr. Sub. Nts., 8/1/16 3                       460,000           485,300
                                                                ----------------
                                                                      5,150,150

--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--2.1%
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--1.2%
Citizens Communications Co.,
6.25% Sr. Nts., 1/15/13 3                           3,200,000         3,156,000
--------------------------------------------------------------------------------
Intelsat Bermuda Ltd.,
11.25% Sr. Nts., 6/15/16 3                            530,000           584,325
--------------------------------------------------------------------------------
Intelsat Subsidiary Holding Co. Ltd.:
8.25% Sr. Nts., 1/15/13 1                           1,000,000         1,020,000
8.625% Sr. Nts., 1/15/15                              815,000           851,675
--------------------------------------------------------------------------------
Level 3 Financing, Inc.,
9.25% Sr. Nts., 11/1/14 3                           1,605,000         1,645,125
--------------------------------------------------------------------------------
Nordic Telephone Co.
Holdings ApS,
8.875% Sr. Nts., 5/1/16 3                             345,000           370,875
--------------------------------------------------------------------------------
PanAmSat Corp.:
9% Sr. Nts., 6/15/16 3                                900,000           957,375
9% Sr. Unsec. Nts., 8/15/14                         1,350,000         1,432,688
--------------------------------------------------------------------------------
Qwest Capital Funding, Inc.:
7.25% Unsec. Unsub. Nts., 2/15/11                   2,100,000         2,155,125


                     26 | OPPENHEIMER STRATEGIC BOND FUND/VA

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES
Continued
Qwest Capital Funding, Inc.:
Continued
7.90% Unsec. Nts., 8/15/10                   $      1,719,000   $     1,798,504
--------------------------------------------------------------------------------
Qwest Communications
International, Inc.,
7.25% Sr. Unsec. Sub. Nts.,
2/15/11 1                                             300,000           308,250
--------------------------------------------------------------------------------
Qwest Corp.:
7.50% Sr. Unsec. Nts., 10/1/14                        765,000           814,725
8.875% Unsec. Unsub. Nts.,
3/15/12 1                                           2,300,000         2,573,125
--------------------------------------------------------------------------------
Telefonica del Peru SA,
8% Sr. Unsec. Bonds,
4/11/16 2  [PEN]                                    3,290,100         1,134,804
--------------------------------------------------------------------------------
Teligent, Inc.,
11.50% Sr. Nts., 12/1/07 2,4,18                       500,000                --
--------------------------------------------------------------------------------
Time Warner Telecom
Holdings, Inc.,
9.25% Sr. Unsec. Unsub. Nts.,
2/15/14                                             1,700,000         1,825,375
--------------------------------------------------------------------------------
Valor Telecommunications
Enterprises LLC,
7.75% Sr. Unsec. Sub. Nts.,
2/15/15                                               225,000           243,281
--------------------------------------------------------------------------------
West Corp.:
9.50% Sr. Nts., 10/15/14 3                          1,080,000         1,085,400
11% Sr. Sub. Nts., 10/15/16 3                         470,000           477,050
--------------------------------------------------------------------------------
Windstream Corp.:
8.125% Sr. Nts., 8/1/13 3                             575,000           625,313
8.625% Sr. Nts., 8/1/16 3                             875,000           962,500
--------------------------------------------------------------------------------
Winstar Communications, Inc.,
12.75% Sr. Nts., 4/15/10 2,4,18                       250,000                --
                                                                ----------------
                                                                     24,021,515

--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES--0.9%
Alamosa Delaware, Inc.:
8.50% Sr. Nts., 1/31/12 2                             700,000           742,088
11% Sr. Unsec. Nts., 7/31/10 2                         19,000            20,534
--------------------------------------------------------------------------------
American Cellular Corp.,
10% Sr. Nts., Series B, 8/1/11                      1,120,000         1,190,000
--------------------------------------------------------------------------------
American Tower Corp.:
7.125% Sr. Unsec. Nts., 10/15/12                      250,000           258,125
7.50% Sr. Nts., 5/1/12                                400,000           416,000
--------------------------------------------------------------------------------
CellNet Data Systems, Inc.,
Sr. Unsec. Disc. Nts., 10/1/07 2,4,18                 400,000                --
--------------------------------------------------------------------------------
Centennial Cellular
Operating Co. LLC/Centennial
Communications Corp.,
10.125% Sr. Nts., 6/15/13                           2,014,000         2,180,155
--------------------------------------------------------------------------------
Centennial Communications
Corp., 10% Sr. Unsec. Nts., 1/1/13                    200,000           213,750
--------------------------------------------------------------------------------
Cricket Communications,
Inc., 9.375% Sr. Nts., 11/1/14 3                      935,000           991,100

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES
Continued
Dobson Cellular Systems, Inc.,
8.375% Sr. Sec. Nts., 11/1/11                $        280,000   $       296,450
--------------------------------------------------------------------------------
Dobson Communications Corp.:
8.875% Sr. Nts., 10/1/13                              859,000           879,401
9.624% Sr. Unsec. Nts., 10/15/12 1                    145,000           148,625
--------------------------------------------------------------------------------
IWO Holdings, Inc.,
9.124% Sr. Sec. Nts., 1/15/12 1                       110,000           112,750
--------------------------------------------------------------------------------
Nextel Communications, Inc.,
7.375% Sr. Nts., Series D, 8/1/15                   3,378,000         3,467,216
--------------------------------------------------------------------------------
Nextel Partners, Inc.,
8.125% Sr. Nts., 7/1/11                               500,000           523,125
--------------------------------------------------------------------------------
Rogers Wireless, Inc.:
7.50% Sec. Nts., 3/15/15                              882,000           961,380
8% Sr. Sub. Nts., 12/15/12                            800,000           858,000
--------------------------------------------------------------------------------
Rural Cellular Corp.:
9.75% Sr. Sub. Nts., 1/15/10                        2,419,000         2,497,618
9.875% Sr. Nts., 2/1/10                             1,400,000         1,496,250
--------------------------------------------------------------------------------
UbiquiTel Operating Co.,
9.875% Sr. Nts., 3/1/11                               600,000           651,000
--------------------------------------------------------------------------------
US Unwired, Inc.,
10% Sr. Sec. Nts., 6/15/12                            250,000           276,250
                                                                ----------------
                                                                     18,179,817

--------------------------------------------------------------------------------
UTILITIES--1.9%
--------------------------------------------------------------------------------
ELECTRIC UTILITIES--0.9%
Edison Mission Energy:
7.50% Sr. Unsec. Nts., 6/15/13                        360,000           378,000
7.75% Sr. Unsec. Nts., 6/15/16                        500,000           532,500
--------------------------------------------------------------------------------
Majapahit Holding BV:
7.25% Nts., 10/17/11 3                              1,990,000         2,052,188
7.75% Nts., 10/17/16 3                              1,835,000         1,951,981
--------------------------------------------------------------------------------
Midwest Generation LLC,
8.75% Sr. Sec. Nts., 5/1/34                         2,535,000         2,763,150
--------------------------------------------------------------------------------
Mirant Americas Generation
LLC, Escrow Shares, 5/1/07 2                          200,000                --
--------------------------------------------------------------------------------
National Power Corp.:
5.875% Unsec. Unsub. Bonds,
12/19/16 [PHP]                                    109,600,000         2,281,155
6.875% Nts., 11/2/16 3                              1,324,000         1,348,129
9.625% Unsec. Bonds, 5/15/28                        2,270,000         2,761,192
--------------------------------------------------------------------------------
Reliant Energy, Inc.:
6.75% Sr. Sec. Nts., 12/15/14                         200,000           196,500
9.25% Sr. Sec. Nts., 7/15/10                          769,000           811,295
9.50% Sr. Sec. Nts., 7/15/13                          690,000           743,475
--------------------------------------------------------------------------------
Sierra Pacific Resources,
6.75% Sr. Unsec. Nts., 8/15/17                      1,777,000         1,751,784
                                                                ----------------
                                                                     17,571,349

--------------------------------------------------------------------------------
ENERGY TRADERS--1.0%
AES Corp. (The),
8.75% Sr. Sec. Nts., 5/15/13 3                      2,000,000         2,152,500


                     27 | OPPENHEIMER STRATEGIC BOND FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
ENERGY TRADERS Continued
Aes Dominicana Energia
Finance SA,
11% Sr. Nts., 12/13/15 2                     $      2,313,000   $     2,440,215
--------------------------------------------------------------------------------
AES Panama SA,
6.35% Sr. Nts., 12/21/16 2                          1,100,000         1,079,309
--------------------------------------------------------------------------------
AES Red Oak LLC,
8.54% Sr. Sec. Bonds,
Series A, 11/30/19                                    406,525           444,129
--------------------------------------------------------------------------------
Dynegy Holdings, Inc.:
6.875% Sr. Unsec. Unsub. Nts.,
4/1/11                                                621,000           624,105
8.375% Sr. Unsec. Nts., 5/1/16                      1,360,000         1,434,800
8.75% Sr. Nts., 2/15/12                               292,000           310,980
--------------------------------------------------------------------------------
Mirant Americas
Generation LLC:
8.30% Sr. Unsec. Nts., 5/1/11                       3,700,000         3,811,000
9.125% Sr. Unsec. Nts., 5/1/31                        500,000           532,500
--------------------------------------------------------------------------------
Mirant Mid-Atlantic LLC,
8.625% Sec. Pass-Through
Certificates,
Series A, 6/30/12                                     701,211           741,969
--------------------------------------------------------------------------------
NRG Energy, Inc.:
7.375% Sr. Nts., 1/15/17                            2,000,000         2,010,000
7.375% Sr. Nts., 2/1/16                             3,615,000         3,642,113
                                                                ----------------
                                                                     19,223,620

--------------------------------------------------------------------------------
GAS UTILITIES--0.0%
SEMCO Energy, Inc.,
7.125% Sr. Nts., 5/15/08                              150,000           150,599
--------------------------------------------------------------------------------
MULTI-UTILITIES & UNREGULATED POWER--0.0%
CMS Energy Corp.:
7.50% Sr. Nts., 1/15/09                                19,000            19,689
7.75% Sr. Nts., 8/1/10                                200,000           212,000
8.50% Sr. Nts., 4/15/11                               250,000           273,125
--------------------------------------------------------------------------------
NorthWestern Corp.,
5.875% Sr. Sec. Nts., 11/1/14                          90,000            88,514
                                                                ----------------
                                                                        593,328
                                                                ----------------

Total Corporate Bonds
and Notes
(Cost $480,573,408)                                                 488,014,872

                                                       SHARES
--------------------------------------------------------------------------------
PREFERRED STOCKS--0.1%
--------------------------------------------------------------------------------
AmeriKing, Inc., 13% Cum. Sr.
Exchangeable, Non-Vtg. 2,16                             4,253                --
--------------------------------------------------------------------------------
Dobson Communications Corp.,
6% Cv., Series F (converts into
Dobson Communications Corp.,
Cl. A common stock), Non-Vtg. 3                           608           116,356
--------------------------------------------------------------------------------
Eagle-Picher Holdings, Inc.,
11.75% Cum. Exchangeable,
Series B, Non-Vtg. 2,18                                 5,000                --
--------------------------------------------------------------------------------
ICG Holdings, Inc., 14.25%
Exchangeable, Non-Vtg. 2,16,18                            151                --

                                                                          VALUE
                                                       SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
PREFERRED STOCKS Continued
--------------------------------------------------------------------------------
ION Media Networks, Inc.:
14.25% Cum., Non-Vtg. 2,16                                124   $       922,508
9.75% Cv., Series AI 2,16,18                                1             6,109
--------------------------------------------------------------------------------
Loral Skynet Corp.,
12% Cum., Series A, Non-Vtg. 2,16                       1,027           212,589
--------------------------------------------------------------------------------
Pennsylvania Real Estate
Investment Trust, 11%                                   2,000           108,600
--------------------------------------------------------------------------------
PTV, Inc., 10% Cum.,
Series A, Non-Vtg.                                          7                26
--------------------------------------------------------------------------------
Rural Cellular Corp.,
11.375% Cum.,
Series B, Non-Vtg. 2,16                                   228           285,570
--------------------------------------------------------------------------------
Sovereign Real Estate
Investment Trust,
12% Non-Cum., Series A 2                                4,600           716,450
                                                                ----------------
Total Preferred Stocks (Cost $2,501,291)                              2,368,208

-------------------------------------------------------------------------------
COMMON STOCKS--0.2%
--------------------------------------------------------------------------------
American Tower Corp. 18                                11,276           420,369
--------------------------------------------------------------------------------
ATA Holdings Corp. 2,18                                 2,168            32,520
--------------------------------------------------------------------------------
Beverly Hills Bancorp, Inc.                             6,273            52,003
--------------------------------------------------------------------------------
Cebridge Connections
Holding LLC 2,18                                        3,734                --
--------------------------------------------------------------------------------
Charles River Laboratories
International, Inc. 18                                  2,660           115,045
--------------------------------------------------------------------------------
Chesapeake Energy Corp.                                    91             2,644
--------------------------------------------------------------------------------
Citigroup, Inc.                                            55             3,064
--------------------------------------------------------------------------------
Covad Communications
Group, Inc. 18                                         16,528            22,809
--------------------------------------------------------------------------------
Dobson Communications
Corp., Cl. A 18                                        24,300           211,653
--------------------------------------------------------------------------------
El Paso Corp.                                          25,800           394,224
--------------------------------------------------------------------------------
Globix Corp. 18                                         6,880            29,928
--------------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                         1,940           386,739
--------------------------------------------------------------------------------
ICO Global Communication
Holdings Ltd. 18                                        6,016            27,493
--------------------------------------------------------------------------------
Idearc, Inc. 18                                            46             1,318
--------------------------------------------------------------------------------
iPCS, Inc. 18                                           8,733           483,459
--------------------------------------------------------------------------------
Kaiser Aluminum Corp. 18                                1,472            82,403
--------------------------------------------------------------------------------
Leap Wireless International, Inc. 18                    1,714           101,932
--------------------------------------------------------------------------------
Liberty Global, Inc., Series A 18                       3,059            89,170
--------------------------------------------------------------------------------
Liberty Global, Inc., Series C 18                       3,102            86,856
--------------------------------------------------------------------------------
Loral Space &
Communications Ltd. 18                                  7,277           296,319
--------------------------------------------------------------------------------
Mirant Corp. 18                                         1,133            35,769
--------------------------------------------------------------------------------
NTL, Inc.                                              28,755           725,776
--------------------------------------------------------------------------------
Orbital Sciences Corp. 18                                 745            13,738
--------------------------------------------------------------------------------
Prandium, Inc. 2,18                                    24,165               242
--------------------------------------------------------------------------------
Premier Holdings Ltd. 2,18                             18,514                --


                     28 | OPPENHEIMER STRATEGIC BOND FUND/VA

                                                                          VALUE
                                                       SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
COMMON STOCKS Continued
--------------------------------------------------------------------------------
Star Gas Partners LP 18                                   187   $           658
--------------------------------------------------------------------------------
Sterling Chemicals, Inc. 2,18                             720             9,180
--------------------------------------------------------------------------------
TVMAX Holdings, Inc. 2,18                               1,000             1,000
--------------------------------------------------------------------------------
Verizon Communications, Inc.                              935            34,819
--------------------------------------------------------------------------------
Viatel Holding (Bermuda) Ltd. 2,18                      2,251                11
--------------------------------------------------------------------------------
Western Forest Products, Inc. 9,18                     38,252            62,980
--------------------------------------------------------------------------------
WRC Media Corp. 2,18                                    1,082                11
--------------------------------------------------------------------------------
XO Holdings, Inc. 18                                    1,469             6,317
                                                                ----------------
Total Common Stocks (Cost $3,325,250)                                 3,730,449

                                                        UNITS
--------------------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES--0.0%
--------------------------------------------------------------------------------
ATA Holdings Corp. Wts.,
Exp. 2/28/11 18                                           266             1,952
--------------------------------------------------------------------------------
COLO.com, Inc. Wts.,
Exp. 3/15/10 2,18                                         400                --
--------------------------------------------------------------------------------
Concentric Network Corp. Wts.,
Exp. 12/15/07 2,18                                        100                --
--------------------------------------------------------------------------------
HF Holdings, Inc. Wts.,
Exp. 9/27/09 2,18                                         530                --
--------------------------------------------------------------------------------
iPCS, Inc. Wts., Exp. 6/15/10 2,18                        300                --
--------------------------------------------------------------------------------
Long Distance International,
Inc. Wts., Exp. 4/13/08 2,18                              200                --
--------------------------------------------------------------------------------
Ntelos, Inc. Wts., Exp. 8/15/10 2,18                      450                --
--------------------------------------------------------------------------------
Pathmark Stores, Inc. Wts.,
Exp. 9/19/10 18                                         5,710             1,428
--------------------------------------------------------------------------------
Sterling Chemicals, Inc. Wts.,
Exp. 12/19/08 18                                        1,174                12
--------------------------------------------------------------------------------
Venezuela (Republic of) Oil
Linked Payment Obligation Wts.,
Exp. 4/15/20 2,18                                       2,300            76,475
--------------------------------------------------------------------------------
Verado Holdings, Inc., Cl. B Wts.,
Exp. 4/15/08 18                                           175               114
--------------------------------------------------------------------------------
XO Communications, Inc.:
Series A Wts., Exp. 1/16/10 18                          2,946             2,062
Series B Wts., Exp. 1/16/10 18                          2,209               950
Series C Wts., Exp. 1/16/10 2,18                        2,209               486
                                                                ----------------
Total Rights, Warrants
and Certificates (Cost $34,719)                                          83,479

                                                    PRINCIPAL
                                                       AMOUNT
--------------------------------------------------------------------------------
STRUCTURED NOTES--13.5%
--------------------------------------------------------------------------------
Aiolos Ltd. Catastrophe
Linked Nts.,
8.214%, 4/8/09 1,3 [EUR]                              800,000         1,042,994
--------------------------------------------------------------------------------
Atlantic & Western Re Ltd.
Catastrophe Linked Nts.,
Series B, 15.375%, 11/15/10 1                       1,550,000         1,485,481

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
STRUCTURED NOTES Continued
--------------------------------------------------------------------------------
Barclays Capital, Russia
Federation Credit Linked Nts.,
5.16%, 8/18/08 8 [RUR]                            270,000,000   $     9,396,745
--------------------------------------------------------------------------------
Calabash Re Ltd. Catastrophe
Linked Nts., Cl. A-1,
13.87%, 6/1/09 1,2                                  1,750,000         1,773,800
--------------------------------------------------------------------------------
Cascadia Ltd. Catastrophe
Linked Nts.:
8.475%, 6/13/08 1,3                                   500,000           493,425
9.37%, 8/31/09 1                                    1,130,000         1,123,333
--------------------------------------------------------------------------------
Cat-Mex Ltd. Catastrophe
Linked Nts., Cl. A,
7.726%, 5/19/09 1,2                                 1,950,000         1,951,853
--------------------------------------------------------------------------------
Champlain Ltd. Catastrophe
Linked Nts., Series A,
18.12%, 1/7/09 1                                      940,000           931,564
--------------------------------------------------------------------------------
Citigroup Global Markets
Holdings, Inc.:
Argentina (Republic of) Credit
Linked Nts.,
4%, 5/22/08 13 [ARP]                                  840,000           753,303
Argentina (Republic of)
Unsec. Credit Linked Nts.,
4%, 4/16/10 13 [ARP]                                2,081,178         1,158,297
Brazil (Federal Republic of)
Credit Linked Nts.,
10%, 1/5/10 [BRR]                                  10,670,000         4,695,699
Brazil (Federal Republic of)
Unsec. Credit Linked Nts.,
10%, 1/5/10 [BRR]                                   2,927,000         1,353,859
Brazil (Federal Republic of)
Unsec. Credit Linked Nts.,
10%, 1/5/10 [BRR]                                   4,619,000         2,136,479
Brazil (Federal Republic of)
Unsec. Credit Linked Nts.,
14.809%, 1/5/10 8 [BRR]                             2,480,096           815,013
Brazil (Federal Republic of)
Unsec. Credit Linked Nts.,
15.427%, 1/2/09 8 [BRR]                             2,231,957           826,665
Brazil (Federal Republic of)
Unsec. Credit Linked Nts.,
15.728%, 1/3/08 8 [BRR]                             1,948,615           811,715
Colombia (Republic of) Credit
Linked Bonds,
11%, 7/24/20 [COP]                              1,060,000,000           553,653
Colombia (Republic of) Credit
Linked Nts., Series II,
15%, 4/27/12 [COP]                                552,359,546           307,333
Colombia (Republic of) Unsec.
Credit Linked Nts., 15%,
4/27/12 [COP]                                   1,200,000,000           667,679
Colombia (Republic of) Unsec.
Credit Linked Nts.,
15%, 4/27/12 [COP]                              1,034,000,000           575,317


                     29 | OPPENHEIMER STRATEGIC BOND FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
STRUCTURED NOTES Continued
--------------------------------------------------------------------------------
Colombia (Republic of) Unsec.
Credit Linked Nts.,
15%, 4/27/12 [COP]                                927,000,000   $       515,782
Dominican Republic Credit
Linked Nts.,
10.105%, 7/2/07 (linked to
Dominican Republic Treasury
Bills) 6,8 [DOP]                                   16,200,000           459,896
Dominican Republic
Credit Linked Nts.,
10.705%, 3/5/07 (linked to
Dominican Republic Treasury
Bills) 8 [DOP]                                     46,250,000         1,357,593
Dominican Republic Credit
Linked Nts.,
14.608%, 5/14/07 (linked to
Dominican Republic Treasury
Bills) 8 [DOP]                                     18,300,000           526,340
Dominican Republic Credit
Linked Nts., 16.15%, 3/12/07
(linked to Dominican Republic
Treasury Bills) 8 [DOP]                            26,500,000           776,280
Dominican Republic Credit
Linked Nts., 17%, 3/12/07 [DOP]                    21,900,000           661,773
Dominican Republic Credit
Linked Nts., 22%, 10/3/11 [DOP]                    25,600,000           880,012
Dominican Republic Credit
Linked Nts.,
Series II, 15.603%, 4/23/07
(linked to Dominican
Republic Treasury Bills) 8 [DOP]                    7,591,000           219,667
Dominican Republic Unsec.
Credit Linked Nts.,
11.648%, 9/24/07 (linked to
Dominican Republic Treasury
Bills) 8 [DOP]                                     65,700,000         1,806,092
Dominican Republic Unsec.
Credit Linked Nts.,
15.638%, 4/30/07 (linked to
Dominican Republic Treasury
Bills) 8 [DOP]                                      6,910,000           199,553
Dominican Republic Unsec.
Credit Linked Nts.,
Series II, 15.736%, 4/30/07
(linked to Dominican Republic
Treasury Bills) 8  [DOP]                           15,150,000           437,516
Egypt (The Arab Republic of)
Credit Linked Nts.,
8.70%, 7/12/07 (linked to
Egyptian Treasury Bills) 2,8 [EGP]                  7,610,000         1,266,168
Egypt (The Arab Republic of)
Credit Linked Nts.,
9.079%, 3/22/07 (linked to
Egyptian Treasury Bills) 2,8 [EGP]                  5,200,000           890,972
Egypt (The Arab Republic of)
Unsec. Credit Linked Nts.,
8.50%, 2/16/08 [EGP]                                4,450,000           790,540

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
STRUCTURED NOTES Continued
--------------------------------------------------------------------------------
Egypt (The Arab Republic of)
Unsec. Credit Linked Nts.,
8.775%, 2/22/07 (linked to
Egyptian Treasury Bills) 2,8 [EGP]                  7,350,000   $     1,268,917
Nigeria (Federal Republic of)
Credit Linked Nts.,
12.474%, 7/22/07 8 [NGN]                          219,970,000         1,612,373
Nigeria (Federal Republic of)
Credit Linked Nts.,
14.50%, 3/1/11 [NGN]                              347,000,000         2,908,199
Nigeria (Federal Republic of)
Credit Linked Nts.,
Series II, 14.50%, 4/4/11 [NGN]                   265,000,000         2,223,901
Rusfinans Bank Unsec. Credit
Linked Nts., 7.48%, 7/2/07 6 [RUR]                 50,900,000         1,952,686
Russian Federation Credit
Linked Nts., 5.315%, 1/20/11                       10,000,000        10,372,540
Ukraine Hryvnia Unsec.
Credit Linked Nts.,
11.94%, 1/4/10 [UAH]                                  880,000           189,745
Zambia (Republic of) Credit
Linked Nts.,
10.684%, 2/21/07 (linked to
Zambian Treasury Bills) 8 [ZMK]                 3,160,000,000           704,243
Zambia (Republic of) Credit
Linked Nts.,
Series II, 10.745%, 2/21/07
(linked to Zambian
Treasury Bills) 8 [ZMK]                         1,290,000,000           287,492
--------------------------------------------------------------------------------
Credit Suisse First
Boston International:
EESRRU Total Return
Linked Nts., 8.25%, 6/22/10 [RUR]                  93,500,000         3,691,981
Indonesia (Republic of)
Total Return Linked Nts.,
12%, 9/16/11 [IDR]                             14,800,000,000         1,798,545
OAO Gazprom Credit
Linked Nts., 8.11%, 1/21/07 [RUR]                  28,065,000         1,106,332
Rurail Total Return Linked Nts.,
6.67%, 1/22/09 [RUR]                               49,210,000         1,871,160
South African Rand Interest
Bearing Linked Nts.,
Series FBi 43, 5.245%, 5/23/22 1                      825,000           810,563
Turkey (Republic of) Credit
Linked Nts., Series EMG 59,
21.41%, 7/16/08 8  [TRY]                            3,485,000         1,825,621
Ukraine (Republic of) Credit
Linked Nts., Series EMG 13,
11.94%, 12/30/09 [UAH]                              2,195,000           483,899
--------------------------------------------------------------------------------
Credit Suisse First Boston, Inc.
(Nassau Branch):
Turkey (Republic of) Credit
Linked Nts.,
Series 2, 20.853%, 7/16/08 8 [TRY]                  6,270,000         3,284,545


                     30 | OPPENHEIMER STRATEGIC BOND FUND/VA

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
STRUCTURED NOTES Continued
--------------------------------------------------------------------------------
Credit Suisse First Boston, Inc.
(Nassau Branch): Continued
Ukraine (Republic of) Credit
Linked Nts.,
11.94%, 12/30/09 [UAH]                              5,650,000   $     1,245,573
Ukraine (Republic of) Credit
Linked Nts., Series EMG 11,
11.94%, 12/30/09 [UAH]                                661,000           145,721
Ukraine (Republic of) Credit
Linked Nts., Series NPC 12,
11.94%, 12/30/09 [UAH]                              4,170,000           919,299
--------------------------------------------------------------------------------
Deutsche Bank AG:
Argentina (Republic of) Credit
Linked Nts., 4%, 12/21/11 [ARP]                     2,990,000         2,556,182
Arrendadora Capita Corp. SA
de CV/Capita Corp. (The) de
Mexico SA de CV Credit Linked
Nts., 9.09%, 1/5/11 2 [MXN]                        16,172,983         1,498,954
Arrendadora Capita Corp. SA
de CV/Capita Corp. (The) de
Mexico SA de CV Credit Linked
Nts., 9.65%, 1/5/11 2 [MXN]                        10,691,738           994,649
Brazil Real Credit Linked Nts.,
13.882%, 3/3/10 8 [BRR]                             4,580,760         1,790,066
Brazil Real Credit Linked Nts.,
6%, 8/18/10 [BRR]                                   2,065,000         1,468,214
Campania Total Return Linked
Nts., 4.211%, 7/30/10 1 [EUR]                       5,200,000         6,807,947
Campania Total Return Linked
Nts., 4.248%, 7/30/10 1 [EUR]                       5,050,000         6,688,225
Colombia (Republic of) Credit
Linked Nts., 13.50%, 9/15/14 [COP]              2,002,000,000         1,110,692
Egypt (The Arab Republic of)
Total Return Linked Nts.,
10.029%, 9/12/07 (linked to
Egyptian Treasury Bills) 2,8 [EGP]                11,720,000         1,909,675
Egypt (The Arab Republic of)
Total Return Linked Nts.,
9.096%, 2/1/07 (linked to
Egyptian Treasury Bills) 2,8 [EGP]                  5,140,000           892,238
European Investment Bank,
Russian Federation Credit
Linked Nts., 5.502%, 1/19/10 8                        705,000           610,883
Grupo TMM SA Credit Linked
Nts., 6%, 9/7/12 2                                  2,473,576         2,492,294
Halyk Bank of Kazakhstan Total
Return Linked Nts., Series I,
7.25%, 3/20/09 [KZT]                              258,990,000         2,135,033
Indonesia (Republic of) Credit
Linked Nts., 9.50%, 6/22/15                           820,000           787,856
Indonesia (Republic of) Credit
Linked Nts., Series III,
14.25%, 6/15/13                                       873,600         1,049,630
Nigeria (Federal Republic of)
Credit Linked Nts.,
12.50%, 2/24/09 [NGN]                              67,900,000           564,498

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
STRUCTURED NOTES Continued
--------------------------------------------------------------------------------
Deutsche Bank AG: Continued
Nigeria (Federal Republic of)
Credit Linked Nts.,
15%, 1/27/09 [NGN]                                 91,000,000   $       802,185
OAO Gazprom I Credit Nts.,
9.22%, 10/20/07                                       790,000           827,067
OAO Gazprom II Credit Nts.,
8.97%, 4/20/07                                        790,000           812,231
Peru (Republic of) Credit Linked
Nts., 6.73%, 2/20/11 1                                875,000           891,392
RosSelkhoz Bank Total Return
Linked Nts.,
6.926%, 2/22/08 8 [RUR]                            57,640,000         2,022,737
Russian Federation Credit Linked
Nts., 0%, 12/2/09 8  [RUR]                         19,221,000           763,532
Russian Federation Total Return
Linked Nts.,
Series II, 9%, 4/22/11 [RUR]                       21,590,000           896,610
Russian Unified Energy Systems
Total Return Linked Nts.,
Series FSK3,
7.10%, 12/16/08 [RUR]                              50,530,000         1,927,589
Sberbank Total Return
Linked Nts.,
6.588%,
2/27/08 8 [RUR]                                    76,860,000         2,699,100
Sberbank Total Return
Linked Nts.,
6.593%, 2/20/08 8 [RUR]                            57,640,000         2,026,682
Ukraine (Republic of) 5 yr.
Credit Linked Nts.,
4.05%, 8/25/10                                        885,000           921,657
Ukraine (Republic of) 5.5 yr.
Credit Linked Nts.,
4.05%, 2/25/11                                        885,000           920,922
Ukraine (Republic of) 6 yr.
Credit Linked Nts.,
4.05%, 8/25/11                                        885,000           920,763
Ukraine (Republic of) 6.5 yr.
Credit Linked Nts.,
4.05%, 2/27/12                                        885,000           919,630
Ukraine (Republic of) 7 yr.
Credit Linked Nts.,
4.05%, 8/28/12                                        885,000           917,249
Ukraine (Republic of) Credit
Linked Nts.,
11.94%, 12/30/09 [UAH]                                269,000            58,346
Ukraine (Republic of) Credit
Linked Nts.,
11.94%, 12/30/09 [UAH]                                955,000           207,138
Ukraine (Republic of) Credit
Linked Nts.,
5.592%, 5/16/07 [UAH]                               2,390,000           478,024
Ukraine (Republic of) Credit
Linked Nts.,
Series A, 5.592%, 5/16/07 [UAH]                     2,390,000           478,024


                     31 | OPPENHEIMER STRATEGIC BOND FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
STRUCTURED NOTES Continued
--------------------------------------------------------------------------------
United Mexican States BORHIS
Total Return Linked Nts.,
6.10%, 9/27/35 [MXN]                                3,814,803   $     1,484,151
United Mexican States
Credit Linked Nts.,
9.52%, 1/5/11 2  [MXN]                             10,708,094           994,932
Videocon International Ltd.
Credit Linked Nts.,
6.26%, 12/29/09 2                                   1,630,000         1,638,427
--------------------------------------------------------------------------------
Dow Jones CDX
High Yield Index:
8.25% Pass-Through
Certificates,
Series 4-T1, 6/29/10 2                             12,061,200        12,543,648
8.375% Pass-Through
Certificates,
Series 7-T1, 12/29/11 2                            10,350,000        10,582,875
--------------------------------------------------------------------------------
Dresdner Bank AG,
Lukoil Credit Linked Nts.,
Series 3,7.04%, 12/8/11 [RUR]                      34,190,000         1,298,741
--------------------------------------------------------------------------------
Eurus Ltd.
Catastrophe Linked Nts.,
11.626%, 4/8/09 1,2                                 1,400,000         1,389,500
--------------------------------------------------------------------------------
Fhu-Jin Ltd.
Catastrophe Linked Nts., Cl. B,
9.27%, 8/10/11 1,2                                  1,630,000         1,644,426
--------------------------------------------------------------------------------
Foundation Re II Ltd.
Catastrophe Linked Nts.,
15.173%, 1/8/09 1,2                                   926,000           926,000
--------------------------------------------------------------------------------
Foundation Re Ltd.
Catastrophe Linked Nts.,
9.473%, 11/24/08 1,3                                1,000,000           943,180
--------------------------------------------------------------------------------
Goldman Sachs Group,
Inc. (The), Russag Total
Return Linked Nts.,
7.25%, 12/23/09 6  [RUR]                           50,540,000         1,919,812
--------------------------------------------------------------------------------
Goldman Sachs International,
Russian Federation Total
Return Linked Nts.,
8%, 5/13/09 1  [RUR]                               84,500,000         3,256,317
--------------------------------------------------------------------------------
ING Bank NV, Ukraine
(Republic of) Credit Linked
Nts., Series 725, 11.89%,
12/30/09 2  [UAH]                                   4,689,000         1,016,988
--------------------------------------------------------------------------------
JPMorgan Chase Bank:
Argentina (Republic of)
Credit Linked Nts.,
4%, 12/19/11 2  [ARP]                               4,355,000         3,763,285
Brazil (Federal Republic of)
Credit Linked Nts.,
12.08%, 1/2/15 8  [BRR]                             3,693,700           673,372
Brazil (Federal Republic of)
Credit Linked Nts.,
12.683%, 6/1/13 8  [BRR]                            5,490,000         1,197,109

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
STRUCTURED NOTES Continued
--------------------------------------------------------------------------------
JPMorgan Chase Bank: Continued
Brazil (Federal Republic of)
Credit Linked Nts.,
15.326%, 1/2/15 8  [BRR]                           10,948,600   $     1,995,961
Brazil (Federal Republic of)
Credit Linked Nts.,
2.731%, 11/30/12 8  [ARP]                           4,550,000         1,235,081
Brazil (Federal Republic of)
Credit Linked Nts.,
6%, 5/16/45 2  [BRR]                                5,855,000         3,719,329
Brazil (Federal Republic of)
Credit Linked Nts.,
Series II, 13.553%, 1/2/15 8  [BRR]                 8,035,000         1,464,803
Brazil (Federal Republic of)
Credit Linked Nts.,
Series III, 12.184%, 1/2/15 8  [BRR]                8,500,000         1,549,574
Colombia (Republic of) Credit
Linked Bonds,
10.19%, 1/5/16 8  [COP]                        20,100,000,000         3,644,668
Colombia (Republic of) Credit
Linked Bonds, 10.218%,
10/31/16 2,8  [COP]                            12,177,000,000         1,931,130
Colombia (Republic of) Credit
Linked Bonds, 11.198%,
8/3/20 8  [COP]                                11,160,000,000         1,385,076
Colombia (Republic of) Credit
Linked Bonds, Series A,
10.218%, 10/31/16 2,8 [COP]                    12,125,000,000         1,922,884
Peru (Republic of) Credit Linked
Nts., 8.115%, 9/2/15 8  [PEN]                       3,470,000           596,250
Swaziland (Kingdom of) Credit
Linked Nts., 7.25%, 6/20/10                         1,120,000         1,111,824
--------------------------------------------------------------------------------
Lakeside Re Ltd. Catastrophe
Linked Nts., 11.865%, 12/31/09 1,3                  2,000,000         2,000,000
--------------------------------------------------------------------------------
Lehman Brothers Holdings,
Inc., High Yield Targeted
Return Index Securities,
Series 2006-1, 7.546%, 5/1/16 2,19                  9,600,000         9,936,288
--------------------------------------------------------------------------------
Lehman Brothers International,
Romania (Republic of) Total
Return Linked Nts., 7.90%,
2/9/10 (linked to Romanian
Treasury Bills) [RON]                                 821,400           368,929
--------------------------------------------------------------------------------
Lehman Brothers Special
Financing, Inc.:
Romania (Republic of)
Total Return Linked Nts.,
6.50%, 3/10/10 (linked to
Romanian Treasury Bills) [RON]                      2,228,300           940,198
Romania (Republic of) Total
Return Linked Nts.,
6.75%, 3/11/08 (linked to
Romanian Treasury Bills) [RON]                      2,600,000         1,124,297
Romania (Republic of) Total
Return Linked Nts.,
7.25%, 4/18/10 (linked to
Romanian Treasury Bills) [RON]                        213,000            91,952


                     32 | OPPENHEIMER STRATEGIC BOND FUND/VA

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
STRUCTURED NOTES Continued
--------------------------------------------------------------------------------
Lehman Brothers Special
Financing, Inc.: Continued
Romania (Republic of) Total
Return Linked Nts., 7.50%,
3/6/07 (linked to Romanian
Treasury Bills) [RON]                                 354,000   $       156,744
Romania (Republic of) Total
Return Linked Nts., 7.75%,
4/18/08 (linked to Romanian
Treasury Bills) [RON]                                 199,000            87,691
Romania (Republic of) Total
Return Linked Nts., 7.75%,
4/18/08 (linked to Romanian
Treasury Bills) [RON]                                 512,000           225,616
Romania (Republic of) Total
Return Linked Nts., 7.90%,
2/12/08 (linked to Romanian
Treasury Bills) [RON]                               1,885,100           844,192
--------------------------------------------------------------------------------
Merrill Lynch, Colombia
(Republic of) Credit Linked Nts.,
10%, 11/17/16 [COP]                             1,784,000,000           804,932
--------------------------------------------------------------------------------
Merrill Lynch Global Markets &
Investment Banking Group Total
Return Linked Nts., 10.50%,
5/12/08 (linked to RCCF
Loan Participation
Nts.) 2  [RUR]                                     46,000,000         1,747,355
--------------------------------------------------------------------------------
Morgan Stanley & Co.
International Ltd./Red Arrow
International Leasing plc:
Total Return Linked Nts.,
Series A, 8.375%, 6/30/12 2 [RUR]                  33,845,308         1,329,359
Total Return Linked Nts.,
Series B, 11%, 6/30/12 2 [RUR]                     27,965,555         1,089,717
--------------------------------------------------------------------------------
Morgan Stanley Capital
Services, Inc.:
Bank Center Credit Total Return
Linked Nts.,7.52%, 6/6/08 [KZT]                   482,000,000         3,838,228
Brazil (Federal Republic of) Sr.
Linked Nts., 14.40%, 8/4/16 [BRR]                   5,793,682         3,233,778
Philippines (Republic of the)
Credit Linked Nts.,
10.24%, 9/20/15 2                                  10,300,000        12,195,200
Philippines (Republic of the)
Credit Linked Nts.,
8.619%, 9/20/15 2                                   1,230,000         1,396,173
Philippines (Republic of the)
Credit Linked Nts.,
8.22%, 6/20/16 1,2                                  1,360,000         1,423,104
United Mexican States Credit
Linked Nts., 5.64%, 11/20/15                        2,000,000         2,029,600
Venezuela (Republic of) 10 yr.
Credit Linked Nts.,
7.85%, 11/20/15                                     1,885,000         2,052,577
Venezuela (Republic of) Credit
Linked Nts., 6.49%, 5/20/10                         1,480,000         1,522,476

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
STRUCTURED NOTES Continued
--------------------------------------------------------------------------------
Morgan Stanley Capital
Services, Inc.: Continued
Venezuela (Republic of) Credit
Linked Nts., 7.382%, 5/20/10                 $      1,900,000   $     2,073,090
WTI Trading Ltd. Total Return
Linked Nts.,
Series A, 0%, 2/1/09 6,8                            3,630,000         3,630,000
WTI Trading Ltd. Total Return
Linked Nts.,
Series B, 0%, 2/1/09 6,8                            4,850,000         4,850,000
--------------------------------------------------------------------------------
Osiris Capital plc Catastrophe
Linked Combined Mortality
Index Nts.,
Series D, 10.37%, 1/15/10 1,2                         890,000           894,984
--------------------------------------------------------------------------------
Residential Reinsurance Ltd.
Catastrophe Linked Nts.,
Series B, 13.819%, 6/6/08 1                         1,300,000         1,186,445
--------------------------------------------------------------------------------
Successor Cal Quake Parametric
Ltd. Catastrophe Linked Nts.,
Cl. A-I, 10.603%, 6/6/08 1,2                        1,040,000         1,027,676
--------------------------------------------------------------------------------
Successor Euro Wind Ltd.
Catastrophe Linked Nts.,
Series A-I, 22.853%, 6/6/08 1,3                     1,450,000         1,469,068
--------------------------------------------------------------------------------
Successor Japan Quake Ltd.
Catastrophe Linked Nts.,
Series A-I, 9.603%, 6/6/08 1,2                      2,450,000         2,465,558
--------------------------------------------------------------------------------
UBS AG:
Ghana (Republic of) Credit
Linked Nts.,
14.47%, 12/21/11 6  [GHC]                      12,220,520,000         1,336,226
Israel (State of) Credit Linked
Nts., 7.50%, 4/5/14 [ILS]                           4,792,700         1,389,347
--------------------------------------------------------------------------------
VASCO Re 2006 Ltd.
Catastrophe Linked Nts.,
13.866%, 6/5/09 1,2                                 1,550,000         1,574,955
                                                                ----------------
Total Structured Notes (Cost $256,767,956)                          271,358,738

                                   STRIKE
                          DATE      PRICE           CONTRACTS
--------------------------------------------------------------------------------
OPTIONS PURCHASED--0.0%
--------------------------------------------------------------------------------
Euro (EUR) Call 18        1/4/07   1.34USD         10,980,000             1,475
--------------------------------------------------------------------------------
Euro (EUR) Call 18        3/5/07   1.33USD         19,070,000           198,061
--------------------------------------------------------------------------------
New Turkish Lira
(TRY)/Japanese
Yen (JPY) Call 18        1/30/07  77.00TRY          6,610,000           339,049
                                                                ----------------
Total Options Purchased (Cost $570,706)                                 538,585


                     33 | OPPENHEIMER STRATEGIC BOND FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                          VALUE
                                                       SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
MONEY MARKET FUND--17.4% 20
--------------------------------------------------------------------------------
Oppenheimer Institutional
Money Market Fund, Cl. E,
5.25% 21,22
(Cost $349,023,806)                               349,023,806   $   349,023,806
--------------------------------------------------------------------------------
Total Investments, at Value
(excluding Investments
Purchased with Cash
Collateral from
Securities Loaned)
(Cost $2,006,345,303)                                             2,045,366,044

                                                    PRINCIPAL
                                                       AMOUNT
--------------------------------------------------------------------------------
INVESTMENTS PURCHASED WITH CASH COLLATERAL
FROM SECURITIES LOANED--4.1% 14
--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS--3.9%
Undivided interest of 0.67% in joint
repurchase agreement (Principal
Amount/Value $4,100,000,000, with a
maturity value of $4,102,437,222) with
Nomura Securities, 5.35%, dated 12/29/06,
to be repurchased at $27,646,282 on
1/2/07, collateralized by U.S. Agency
Mortgages, 0.00%-22.12%, 3/15/14-5/1/46,
with a value of $4,182,000,000               $     27,629,858        27,629,858

                                                    PRINCIPAL             VALUE
                                                       AMOUNT        SEE NOTE 1
--------------------------------------------------------------------------------
Undivided interest of 3.33% in joint
repurchase agreement (Principal
Amount/Value $1,500,000,000, with a
maturity value of 1,500,887,083 with Banc
of America Securities LLC, 5.3225%, dated
12/29/06, to be repurchased at $50,029,569
on 1/2/07, collateralized by U.S. Agency
Mortgages, 0.00%-6%, 8/1/34-11/15/36, with
a value of $1,530,000,000                    $     50,000,000   $    50,000,000
                                                                ----------------
                                                                     77,629,858

--------------------------------------------------------------------------------
YANKEE CERTIFICATE OF DEPOSIT FLOATING NOTE--0.2%
Natexis Banques Populaires NY,
5.34%, 1/2/07                                       4,000,000         4,000,000
                                                                ----------------

Total Investments Purchased with
Cash Collateral from Securities Loaned
(Cost $81,629,858)                                                   81,629,858
--------------------------------------------------------------------------------
TOTAL INVESTMENTS,
AT VALUE
(COST $2,087,975,161)                                   106.2%    2,126,995,902
--------------------------------------------------------------------------------
LIABILITIES IN EXCESS
OF OTHER ASSETS                                          (6.2)     (124,176,379)
                                             -----------------------------------

NET ASSETS                                              100.0%  $ 2,002,819,523
                                             ===================================

FOOTNOTES TO STATEMENT OF INVESTMENTS

PRINCIPAL AMOUNT IS REPORTED IN U.S. DOLLARS, EXCEPT FOR THOSE DENOTED IN THE FOLLOWING CURRENCIES:

ARP   Argentine Peso
AUD   Australian Dollar
BRR   Brazilian Real
CAD   Canadian Dollar
COP   Colombian Peso
DEM   German Mark
DKK   Danish Krone
DOP   Dominican Republic Peso
EGP   Egyptian Pounds
EUR   Euro
GBP   British Pound Sterling
GHC   Ghanaian Cedi
IDR   Indonesia Rupiah
ILS   Israeli Shekel
JPY   Japanese Yen
KZT   Kazakhstan Tenge
MXN   Mexican Nuevo Peso
MYR   Malaysian Ringgit
NGN   Nigeria Naira
PEN   Peruvian New Sol
PHP   Philippines Peso
PLZ   Polish Zloty
RON   New Romanian Leu
RUR   Russian Ruble
TRY   New Turkish Lira
UAH   Ukraine Hryvnia
UYU   Uruguay Peso
ZMK   Zambian Kwacha

1. Represents the current interest rate for a variable or increasing rate security.

2. Illiquid or restricted security. The aggregate value of illiquid or restricted securities as of December 31, 2006 was $154,427,153, which represents 7.71% of the Fund's net assets, of which $242 is considered restricted. In addition, the Fund has restricted currency of $350,631 which represesnts 0.02% of the Fund's net assets. See Note 12 of accompanying Notes.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $114,299,508 or 5.71% of the Fund's net assets as of December 31, 2006.

4. Issuer is in default. See Note 1 of accompanying Notes.

5. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $12,294,268 or 0.61% of the Fund's net assets as of December 31, 2006.

6. When-issued security or forward commitment to be delivered and settled after December 31, 2006. See Note 1 of accompanying Notes.


                     34 | OPPENHEIMER STRATEGIC BOND FUND/VA

7. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $713,556 or 0.04% of the Fund's net assets as of December 31, 2006.

8. Zero coupon bond reflects effective yield on the date of purchase.

9. Partial or fully-loaned security. See Note 13 of accompanying Notes.

10. A sufficient amount of securities has been designated to cover outstanding foreign currency contracts. See Note 5 of accompanying Notes.

11. A sufficient amount of securities has been designated to cover outstanding written put options, as follows:

                                                      CONTRACTS   EXPIRATION    EXERCISE           PREMIUM               VALUE
                                                 SUBJECT TO PUT        DATES       PRICE          RECEIVED          SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------
Euro                                                 19,070,000       3/5/07   $   1.306        $  141,118           $ 149,286
New Turkish Lira (TRY)/Japanese Yen (JPY)             6,610,000      1/30/07      65.000TRY        112,086                  --
                                                                                                ------------------------------
                                                                                                $  253,204           $ 149,286
                                                                                                ==============================

12. All or a portion of the security is held in collateralized accounts to cover initial margin requirements on open futures contracts. The aggregate market value of such securities is $7,371,675. See Note 6 of accompanying Notes.

13. Denotes an inflation-indexed security: coupon and principal are indexed to the consumer price index.

14. The security/securities have been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 13 of accompanying Notes.

15. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

16. Interest or dividend is paid-in-kind, when applicable.

17. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

18. Non-income producing security.

19. Interest rate represents a weighted average rate comprised of the interest rates of the underlying securities.

20. The Fund may have elements of risk due to concentrated investments. Such concentrations may subject the Fund to additional risks.

21. Rate shown is the 7-day yield as of December 31, 2006.

22. Represents ownership of an affiliated fund, at or during the period ended December 31, 2006. Transactions during the period in which the issuer was an affiliate are as follows:

                                                                      SHARES          GROSS          GROSS              SHARES
                                                           DECEMBER 31, 2005      ADDITIONS     REDUCTIONS   DECEMBER 31, 2006
------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Institutional Money
Market Fund, Cl. E, 5.25%*                                                --    593,190,594    244,166,788         349,023,806

                                                                                                     VALUE            DIVIDEND
                                                                                                SEE NOTE 1              INCOME
------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Institutional Money Market Fund, Cl. E, 5.25%*                                    $349,023,806          $3,924,658

* The money market fund and the Fund are affiliated by having the same investment advisor.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                     35 | OPPENHEIMER STRATEGIC BOND FUND/VA

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------------------------
Investments, at value--see accompanying statement of investments:
Unaffiliated companies (cost $1,738,951,355)                                     $  1,777,972,096
Affiliated companies (cost $349,023,806)                                              349,023,806
                                                                                 -----------------
                                                                                    2,126,995,902
--------------------------------------------------------------------------------------------------
Cash                                                                                    1,685,264
--------------------------------------------------------------------------------------------------
Cash--foreign currencies (cost $328,857)                                                  332,540
--------------------------------------------------------------------------------------------------
Unrealized appreciation on foreign currency contracts                                   7,334,177
--------------------------------------------------------------------------------------------------
Unrealized appreciation on swap contracts                                              10,351,272
--------------------------------------------------------------------------------------------------
Receivables and other assets:
Interest, dividends and principal paydowns                                             22,694,611
Investments sold (including $13,407,188 sold on a when-issued basis or
forward commitment)                                                                    13,961,783
Shares of beneficial interest sold                                                      5,313,256
Futures margins                                                                           199,499
Other                                                                                      30,150
                                                                                 -----------------
Total assets                                                                        2,188,898,454

--------------------------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------------------------
Options written, at value (premiums received $253,204)--see accompanying
statement of investments                                                                  149,286
--------------------------------------------------------------------------------------------------
Return of collateral for securities loaned                                             81,629,858
--------------------------------------------------------------------------------------------------
Unrealized depreciation on foreign currency contracts                                   3,072,693
--------------------------------------------------------------------------------------------------
Unrealized depreciation on swap contracts                                               1,711,141
--------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased (including $93,798,047 purchased on a when-issued basis
or forward commitment)                                                                 96,462,473
Closed foreign currency contracts                                                       1,867,580
Distribution and service plan fees                                                        805,189
Shares of beneficial interest redeemed                                                    240,612
Shareholder communications                                                                 42,371
Trustees' compensation                                                                     19,926
Transfer and shareholder servicing agent fees                                               1,732
Other                                                                                      76,070
                                                                                 -----------------
Total liabilities                                                                     186,078,931

--------------------------------------------------------------------------------------------------
NET ASSETS                                                                       $  2,002,819,523
                                                                                 =================

--------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
--------------------------------------------------------------------------------------------------
Par value of shares of beneficial interest                                       $        376,752
--------------------------------------------------------------------------------------------------
Additional paid-in capital                                                          1,895,447,976
--------------------------------------------------------------------------------------------------
Accumulated net investment income                                                      71,431,376
--------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign currency transactions        (13,225,859)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of assets and
liabilities denominated in foreign currencies                                          48,789,278
                                                                                 -----------------
NET ASSETS                                                                       $  2,002,819,523
                                                                                 =================

--------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------------------------
Non-Service Shares:
Net asset value, redemption price per share and offering price per share
(based on net assets of $606,631,471 and 115,295,601 shares of beneficial
interest outstanding)                                                            $           5.26
--------------------------------------------------------------------------------------------------
Service Shares:
Net asset value, redemption price per share and offering price per share
(based on net assets of $1,396,188,052 and 261,456,885 shares of beneficial
interest outstanding)                                                            $           5.34

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                     36 | OPPENHEIMER STRATEGIC BOND FUND/VA

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------------------------
Interest (net of foreign withholding taxes of $18,055)                           $     84,901,358
--------------------------------------------------------------------------------------------------
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $33,008)                      776,901
Affiliated companies                                                                    3,924,658
--------------------------------------------------------------------------------------------------
Fee income                                                                                249,146
--------------------------------------------------------------------------------------------------
Portfolio lending fees                                                                    242,632
                                                                                 -----------------
Total investment income                                                                90,094,695

--------------------------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------------------------
Management fees                                                                         9,733,081
--------------------------------------------------------------------------------------------------
Distribution and service plan fees--Service shares                                      2,537,242
--------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Non-Service shares                                                                         10,034
Service shares                                                                             10,057
--------------------------------------------------------------------------------------------------
Shareholder communications:
Non-Service shares                                                                         44,225
Service shares                                                                             82,056
--------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                74,937
--------------------------------------------------------------------------------------------------
Trustees' compensation                                                                     22,282
--------------------------------------------------------------------------------------------------
Administration service fees                                                                 1,500
--------------------------------------------------------------------------------------------------
Other                                                                                      92,894
                                                                                 -----------------
Total expenses                                                                         12,608,308
Less reduction to custodian expenses                                                       (5,883)
Less waivers and reimbursements of expenses                                               (74,462)
                                                                                 -----------------
Net expenses                                                                           12,527,963

--------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                  77,566,732

--------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
Investments                                                                            12,252,328
Closing and expiration of option contracts written                                        152,431
Closing and expiration of swaption contracts                                               57,519
Closing and expiration of futures contracts                                             4,147,395
Foreign currency transactions                                                         (11,266,901)
Swap contracts                                                                         (1,982,622)
                                                                                 -----------------
Net realized gain                                                                       3,360,150
--------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments                                                                            14,128,572
Translation of assets and liabilities denominated in foreign currencies                18,593,974
Futures contracts                                                                      (3,879,631)
Option contracts written                                                                  103,918
Swaption contracts                                                                        (28,270)
Swap contracts                                                                          7,844,472
                                                                                 -----------------
Net change in unrealized appreciation                                                  36,763,035

--------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                             $    117,689,917
                                                                                 =================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                     37 | OPPENHEIMER STRATEGIC BOND FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31,                                                           2006               2005
----------------------------------------------------------------------------------------------------------
OPERATIONS
----------------------------------------------------------------------------------------------------------
Net investment income                                                 $     77,566,732   $     44,032,240
----------------------------------------------------------------------------------------------------------
Net realized gain                                                            3,360,150         14,763,560
----------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                       36,763,035        (33,428,041)
                                                                      ------------------------------------
Net increase in net assets resulting from operations                       117,689,917         25,367,759

----------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
----------------------------------------------------------------------------------------------------------
Dividends from net investment income:
Non-Service shares                                                         (23,204,298)       (28,059,108)
Service shares                                                             (32,674,854)       (12,131,395)
                                                                      ------------------------------------
                                                                           (55,879,152)       (40,190,503)

----------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares                                                          50,531,351        (62,203,962)
Service shares                                                             694,229,148        415,654,659
                                                                      ------------------------------------
                                                                           744,760,499        353,450,697

----------------------------------------------------------------------------------------------------------
NET ASSETS
----------------------------------------------------------------------------------------------------------
Total increase                                                             806,571,264        338,627,953
----------------------------------------------------------------------------------------------------------
Beginning of period                                                      1,196,248,259        857,620,306
                                                                      ------------------------------------
End of period (including accumulated net investment income of
$71,431,376 and $53,188,525, respectively)                            $  2,002,819,523   $  1,196,248,259
                                                                      ====================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                     38 | OPPENHEIMER STRATEGIC BOND FUND/VA

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

NON-SERVICE SHARES     YEAR ENDED DECEMBER 31,          2006            2005            2004            2003         2002
--------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $     5.11      $     5.21      $     5.05      $     4.57   $     4.62
--------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .26 1           .25 1           .22 1           .22          .29
Net realized and unrealized gain (loss)                  .11            (.12)            .20             .56          .03
                                                  ------------------------------------------------------------------------
Total from investment operations                         .37             .13             .42             .78          .32
--------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.22)           (.23)           (.26)           (.30)        (.37)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $     5.26      $     5.11      $     5.21           $5.05   $     4.57
                                                  ========================================================================

--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                      7.49%           2.67%           8.67%          18.07%        7.44%
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $  606,632      $  538,141      $  614,915      $  571,445   $  406,126
--------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $  564,248      $  550,201      $  584,878      $  472,213   $  374,519
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                   5.05%           4.91%           4.50%           5.61%        6.89%
Total expenses                                          0.64% 4         0.71%           0.74%           0.75%        0.79%
Expenses after payments and waivers and
reduction to custodian expenses                         0.63%           0.71%           0.74%           0.75%        0.78%
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   93% 5           98% 5           88% 5          117%          65%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Expenses including indirect expenses from affiliated fund were as follows:

                Year Ended December 31, 2006    0.64%

5. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

                                   PURCHASE TRANSACTIONS    SALE TRANSACTIONS
    -------------------------------------------------------------------------
    Year Ended December 31, 2006          $  742,785,501       $  749,719,239
    Year Ended December 31, 2005             890,029,144          873,786,459
    Year Ended December 31, 2004             959,649,113          973,488,511

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                     39 | OPPENHEIMER STRATEGIC BOND FUND/VA

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

SERVICE SHARES     YEAR ENDED DECEMBER 31,                2006            2005            2004           2003       2002
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $       5.19      $     5.29      $     5.13      $    4.67   $   4.73
-------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                      .25 1           .21 1           .19 1          .27        .03
Net realized and unrealized gain (loss)                    .11            (.08)            .22            .49        .28
                                                  -----------------------------------------------------------------------
Total from investment operations                           .36             .13             .41            .76        .31
-------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                      (.21)           (.23)           (.25)          (.30)      (.37)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $       5.34      $     5.19      $     5.29      $    5.13   $   4.67
                                                  =======================================================================

TOTAL RETURN, AT NET ASSET VALUE 2                        7.23%           2.48%           8.43%         17.16%      7.03%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $  1,396,188      $  658,107      $  242,705      $  79,782   $  8,138
-------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $  1,016,582      $  408,515      $  150,040      $  34,744   $  2,307
-------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                     4.83%           4.20%           3.82%          4.57%      5.40%
Total expenses                                            0.89% 4         0.96%           0.99%          1.02%      1.06%
Expenses after payments and waivers and
reduction to custodian expenses                           0.88%           0.96%           0.99%          1.02%      1.03%
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     93% 5           98% 5           88% 5         117%        65%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Expenses including indirect expenses from affiliated fund were as follows:

                Year Ended December 31, 2006    0.89%

5. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

                                   PURCHASE TRANSACTIONS   SALE TRANSACTIONS
    ------------------------------------------------------------------------
    Year Ended December 31, 2006          $  742,785,501      $  749,719,239
    Year Ended December 31, 2005             890,029,144         873,786,459
    Year Ended December 31, 2004             959,649,113         973,488,511

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                     40 | OPPENHEIMER STRATEGIC BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Strategic Bond Fund/VA (the Fund) is a separate series of Oppenheimer Variable Account Funds, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of current income principally derived from interest on debt securities. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

      The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities listed or traded on National Stock Exchanges or other domestic exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ(R) are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued. Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Investments in open-end registered investment companies (including affiliated funds) are valued at that fund's net asset value. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
STRUCTURED NOTES. The Fund invests in structured notes whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured notes are often leveraged, increasing the volatility of each note's market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations. The Fund records a realized gain or loss when a structured note is sold or matures.


                     41 | OPPENHEIMER STRATEGIC BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

SECURITIES ON A WHEN-ISSUED BASIS OR FORWARD COMMITMENT. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis or forward commitment take place generally at least ten days or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued basis or forward commitment may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase. As of December 31, 2006, the Fund had purchased $93,798,047 of securities issued on a when-issued basis or forward commitment and sold $13,407,188 of securities issued on a when-issued basis or forward commitment.

      In connection with its ability to purchase or sell securities on a when-issued basis, the Fund may enter into forward roll transactions with respect to mortgage-related securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

      Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-related pools.

--------------------------------------------------------------------------------
SECURITY CREDIT RISK. The Fund invests in high-yield securities, which may be subject to a greater degree of credit risk, market fluctuations and loss of income and principal, and may be more sensitive to economic conditions than lower-yielding, higher-rated fixed-income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of December 31, 2006, securities with an aggregate market value of $1,341,307, representing 0.07% of the Fund's net assets, were in default.

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Trustees.

      Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.


                     42 | OPPENHEIMER STRATEGIC BOND FUND/VA

--------------------------------------------------------------------------------
AFFILIATED FUNDS. The Fund is permitted to invest daily available cash balances in affiliated money market funds. Each day, the Fund invests the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") which seeks current income and stability of principal. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment advisor of IMMF. The Fund's investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
INVESTMENTS WITH OFF BALANCE SHEET RISK. The Fund enters into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Fund's Statement of Assets and Liabilities.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                                NET UNREALIZED
                                                                  APPRECIATION
                                                              BASED ON COST OF
                                                                SECURITIES AND
  UNDISTRIBUTED    UNDISTRIBUTED              ACCUMULATED    OTHER INVESTMENTS
  NET INVESTMENT       LONG-TERM                     LOSS   FOR FEDERAL INCOME
  INCOME                    GAIN   CARRYFORWARD 1,2,3,4,5         TAX PURPOSES
  ----------------------------------------------------------------------------
  $  76,464,001            $  --            $  13,919,075        $  44,833,225

1. As of December 31, 2006, the Fund had $13,349,869 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of December 31, 2006, details of the capital loss carryforwards were as follows:

                            EXPIRING
                            --------------------------
                            2009         $   6,488,232
                            2010             6,861,637
                                         -------------
                            Total        $  13,349,869
                                         =============

2. As of December 31, 2006, the Fund had $535,577 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2015

3. The Fund had $33,629 of straddle losses which were deferred.

4. During the fiscal year ended December 31, 2006, the Fund utilized $3,873,854 of capital loss carryforward to offset capital gains realized in that fiscal year.

5.During the fiscal year ended December 31, 2005, the Fund utilized $4,343,176 of capital loss carryforward to offset capital gains realized in that fiscal year.


                     43 | OPPENHEIMER STRATEGIC BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for December 31, 2006. Net assets of the Fund were unaffected by the reclassifications.

                                                REDUCTION TO        REDUCTION TO
                                                 ACCUMULATED     ACCUMULATED NET
                                              NET INVESTMENT       REALIZED LOSS
                                                      INCOME      ON INVESTMENTS
                                           -------------------------------------
                                                $  3,444,729        $  3,444,729

The tax character of distributions paid during the years ended December 31, 2006 and December 31, 2005 was as follows:

                                                  YEAR ENDED          YEAR ENDED
                                           DECEMBER 31, 2006   DECEMBER 31, 2005
   -----------------------------------------------------------------------------
   Distributions paid from:
   Ordinary income                             $  55,879,152       $  40,190,503

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2006 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

   Federal tax cost of securities           $  2,088,057,236
   Federal tax cost of other investments         190,632,720
                                           -----------------
   Total federal tax cost                   $  2,278,689,956
                                           =================

   Gross unrealized appreciation            $     65,438,497
   Gross unrealized depreciation                 (20,605,272)
                                           -----------------
   Net unrealized appreciation              $     44,833,225
                                           =================

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.


                     44 | OPPENHEIMER STRATEGIC BOND FUND/VA

--------------------------------------------------------------------------------
CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                            YEAR ENDED DECEMBER 31, 2006   YEAR ENDED DECEMBER 31, 2005
                                                 SHARES           AMOUNT        SHARES           AMOUNT
--------------------------------------------------------------------------------------------------------
NON-SERVICE SHARES
Sold                                         21,634,226   $  109,527,181    23,774,819   $  120,696,837
Dividends and/or distributions reinvested     4,678,286       23,204,298     5,623,068       28,059,108
Redeemed                                    (16,241,080)     (82,200,128)  (42,307,482)    (210,959,907)
                                            ------------------------------------------------------------
Net increase (decrease)                      10,071,432   $   50,531,351   (12,909,595)  $  (62,203,962)
                                            ============================================================

--------------------------------------------------------------------------------------------------------
SERVICE SHARES
Sold                                        149,725,536   $  769,804,954    80,659,335   $  414,986,342
Dividends and/or distributions reinvested     6,483,106       32,674,854     2,388,070       12,131,395
Redeemed                                    (21,471,021)    (108,250,660)   (2,226,542)     (11,463,078)
                                            ------------------------------------------------------------
Net increase                                134,737,621   $  694,229,148    80,820,863   $  415,654,659
                                            ============================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and money market funds, for the year ended December 31, 2006, were as follows:

                                                           PURCHASES            SALES
-------------------------------------------------------------------------------------
Investment securities                               $  1,333,193,618   $  948,882,030
U.S. government and government agency obligations         73,322,262       79,934,105
To Be Announced (TBA) mortgage-related securities        742,785,501      749,719,239


                     45 | OPPENHEIMER STRATEGIC BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of average net assets as shown in the following table:

                           FEE SCHEDULE
                           ----------------------------
                           Up to $200 million     0.75%
                           Next $200 million      0.72
                           Next $200 million      0.69
                           Next $200 million      0.66
                           Next $200 million      0.60
                           Over $1 billion        0.50

--------------------------------------------------------------------------------
ADMINISTRATION SERVICE FEES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended December 31, 2006, the Fund paid $20,112 to OFS for services to the Fund.

      Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $10,000 per class, for class level assets of $10 million or more. Each class is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FOR SERVICE SHARES. The Fund has adopted a Distribution and Service Plan for Service shares to pay OppenheimerFunds Distributor, Inc. (the Distributor), for distribution related services, personal service and account maintenance for the Fund's Service shares. Under the plan, payments are made periodically at an annual rate of up to 0.25% of the average annual net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. The impact of the service plan is to increase operating expenses of the Service shares, which results in lower performance compared to the Fund's shares that are not subject to a service fee. Fees incurred by the Fund under the plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.

      The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF. During the year ended December 31, 2006, the Manager waived $74,462 for IMMF management fees.

--------------------------------------------------------------------------------
5. FOREIGN CURRENCY CONTRACTS

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

      The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.

      The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Contracts closed or settled with the same broker are recorded as net realized gains or losses. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.


                     46 | OPPENHEIMER STRATEGIC BOND FUND/VA

As of December 31, 2006, the Fund had outstanding foreign currency contracts as follows:

                                                         CONTRACT
                                       EXPIRATION          AMOUNT   VALUATION AS OF      UNREALIZED     UNREALIZED
CONTRACT DESCRIPTION                        DATES          (000S)     DEC. 31, 2006    APPRECIATION   DEPRECIATION
------------------------------------------------------------------------------------------------------------------
CONTRACTS TO PURCHASE
Argentine Peso (ARP)                      1/19/07          22,500ARP  $   7,355,826    $     14,880     $       --
Australian Dollar (AUD)                   1/16/07             597AUD        471,028           2,383             --
Brazilian Real (BRR)               2/2/07-11/5/07         120,301BRR     58,803,056       4,216,496             --
British Pound Sterling (GBP)      1/10/07-1/16/07           6,425GBP     12,581,017         319,439         9,277
Canadian Dollar (CAD)                     1/16/07           2,310CAD      1,981,838              --         18,592
Chilean Peso (CLP)                2/20/07-3/28/07       3,574,000CLP      6,713,129              --         60,249
Dominican Republic Peso (DOP)             1/10/07          15,454DOP        461,999              --          1,385
Euro (EUR)                        1/10/07-1/16/07          12,185EUR     16,096,581          35,609         51,293
Ghanaian Cedi (GHC)                        1/8/07      12,428,269GHC      1,347,488             980             --
Hungarian Forint (HUF)                     1/4/07       1,500,000HUF      7,873,689         178,224             --
Japanese Yen (JPY)                1/10/07-1/16/07      10,002,000JPY     84,166,242              --      1,635,285
Malaysian Ringgit (MYR)           2/16/07-2/21/07          12,420MYR      3,528,903          95,833             --
Mexican Nuevo Peso (MXN)          2/23/07-2/27/07         187,690MXN     17,332,401         325,817             --
Norwegian Krone (NOK)                     1/10/07          58,390NOK      9,369,148         154,094         74,810
Russian Ruble (RUR)                1/15/07-3/7/07         258,593RUR      9,823,655              --         28,365
South African Rand (ZAR)                   1/8/07          56,200ZAR      8,005,737         173,001             --
South Korean Won (KRW)             1/12/07-2/2/07       6,733,000KRW      7,243,279         107,430             --
Swiss Franc (CHF)                 1/10/07-1/16/07           8,466CHF      6,954,831          42,842        60,180
Thailand Baht (THB)                       1/17/07         204,000THB      5,722,703         288,500             --
Turkish Lira (TRY)                        1/22/07          11,225TRY      7,861,448          98,654             --
                                                                                       ---------------------------
                                                                                          6,054,182      1,939,436
                                                                                       ---------------------------
CONTRACTS TO SELL
Australian Dollar (AUD)                   1/10/07          12,810AUD     10,108,690              --        446,000
British Pound Sterling (GBP)       2/7/07-3/27/07           3,860GBP      7,559,737           2,958        195,511
Canadian Dollar (CAD)             1/10/07-2/20/07          14,875CAD     12,759,874         567,357             --
Chinese Renminbi (Yuan) (CNY)             1/22/07          62,200CNY      7,997,060              --          7,985
Czech Koruna (CZK)               1/22/07-12/21/07         261,460CZK     12,694,491          18,963         79,355
Euro (EUR)                         2/7/07-5/21/07          18,640EUR     24,672,007              --        326,868
Hong Kong Dollar (HKD)          12/19/07-12/21/07          77,690HKD     10,111,363             359          2,041
Indian Rupee (INR)                         1/2/07           1,085INR         24,521              --            154
Japanese Yen (JPY)                1/10/07-2/28/07       3,841,000JPY     32,452,086         616,853             --
New Taiwan Dollar (TWD)                    1/4/07         242,000TWD      7,430,390          33,447             --
Swedish Krone (SEK)                       1/10/07          41,250SEK      6,029,591          17,257         16,403
Swiss Franc (CHF)                1/22/07-12/21/07          19,150CHF     15,883,156          22,801         58,940
                                                                                       ---------------------------
                                                                                          1,279,995      1,133,257
                                                                                       ---------------------------
Total unrealized appreciation and depreciation                                         $  7,334,177   $  3,072,693
                                                                                       ===========================

--------------------------------------------------------------------------------
6. FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a negotiated price on a stipulated future date. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices (financial futures) or debt securities (interest rate futures) in order to gain exposure to or protection from changes in market value of stocks and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.

      The Fund generally sells futures contracts as a hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying securities.

      Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or has expired.


                     47 | OPPENHEIMER STRATEGIC BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
6. FUTURES CONTRACTS Continued

      Cash held by the broker to cover initial margin requirements on open futures contracts is noted in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported in the Statement of Operations at the closing and expiration of futures contracts. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations.

      Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of December 31, 2006, the Fund had outstanding futures contracts as follows:

                                                                                            UNREALIZED
                                           EXPIRATION   NUMBER OF     VALUATION AS OF     APPRECIATION
CONTRACT DESCRIPTION                            DATES   CONTRACTS   DECEMBER 31, 2006   (DEPRECIATION)
-------------------------------------------------------------------------------------------------------
CONTRACTS TO PURCHASE
Amsterdam Exchange Index                      1/19/07          15        $  1,966,801    $      51,296
Canada (Government of) Bonds, 10 yr.          3/21/07          50           4,880,161          (47,502)
DAX Index                                     3/16/07          33           7,244,819          127,132
Euro-Bundesobligation, 10 yr.                  3/8/07         119          18,226,612         (442,375)
Euro-Schatz                                    3/8/07         454          62,006,613         (357,782)
Japan (Government of) Bonds, 10 yr.            3/9/07           6           6,758,540          (34,857)
Japan (Government of) Mini Bonds, 10 yr.       3/8/07          24           2,700,996          (17,818)
Nikkei 225 Index                               3/8/07           5             725,600           32,592
OMXS30 Index                                  1/26/07         254           4,279,742           26,755
Standard & Poor's/MIB Index, 10 yr.           3/16/07           7           1,929,147           24,102
U.S. Long Bonds                               3/21/07       1,354         150,886,375       (2,625,603)
U.S. Treasury Nts., 2 yr.                     3/30/07         489          99,771,281         (561,823)
U.S. Treasury Nts., 10 yr.                    3/21/07         712          76,517,750         (821,102)
United Kingdom Long Gilt                      3/28/07          73          15,455,309         (185,242)
                                                                                         --------------
                                                                                            (4,832,227)
                                                                                         --------------

CONTRACTS TO SELL
Australia (Commonwealth of) Bonds, 10 yr.     3/15/07          28           2,230,837           40,922
CAC-40 10 Index                               1/19/07          44           3,224,711          (63,701)
DAX Index                                     3/16/07          18           3,951,719          (69,363)
Euro-Bundesobligation                          3/8/07          19           2,729,298           20,135
Euro-Bundesobligation, 10 yr.                  3/8/07          28           4,288,615           75,210
FTSE 100 Index                                3/16/07          59           7,180,780          (37,001)
FTSE/JSE Top 40 Index (The)                   3/15/07          65           2,121,299          (58,522)
NASDAQ 100 Index E-Mini                       3/16/07         187           6,638,500            4,299
Nikkei 225 Index                               3/8/07          91          13,205,916         (760,428)
Standard & Poor's 500 E-Mini                  3/16/07         517          36,924,140          (41,396)
U.S. Long Bonds                               3/21/07         271          30,199,563          356,914
U.S. Treasury Nts., 2 yr.                     3/30/07         381          77,735,906          185,882
U.S. Treasury Nts., 5 yr.                     3/30/07       1,135         119,245,938          908,700
U.S. Treasury Nts., 10 yr.                    3/21/07         764          82,106,125        1,101,608
                                                                                         --------------
                                                                                             1,663,259
                                                                                         --------------
                                                                                         $  (3,168,968)
                                                                                         ==============


                     48 | OPPENHEIMER STRATEGIC BOND FUND/VA

--------------------------------------------------------------------------------
7. OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

      The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

      Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

      Securities designated to cover outstanding call or put options are noted in the Statement of Investments where applicable. Contracts subject to call or put, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.

      The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the year ended December 31, 2006 was as follows:

                                                             CALL OPTIONS                    PUT OPTIONS
                                               --------------------------   -----------------------------
                                                NUMBER OF       AMOUNT OF        NUMBER OF     AMOUNT OF
                                                CONTRACTS        PREMIUMS        CONTRACTS      PREMIUMS
---------------------------------------------------------------------------------------------------------
Options outstanding as of December 31, 2005            --        $     --               --    $       --
Options written                                 4,135,000          30,050    6,786,815,000       424,933
Options closed or expired                      (4,135,000)        (30,050)  (6,761,135,000)     (171,729)
                                               ----------------------------------------------------------
Options outstanding as of December 31, 2006            --        $     --       25,680,000    $  253,204
                                               ==========================================================

--------------------------------------------------------------------------------
8. CREDIT DEFAULT SWAP CONTRACTS

Credit default swaps are designed to transfer the credit exposure of fixed income products between counterparties. The Fund may enter into credit default swaps, both directly ("unfunded swaps") and indirectly in the form of a swap embedded within a structured note ("funded swaps"), to protect against the risk that a security will default. Unfunded and funded credit default swaps may be on a single security, or a basket of securities. The Fund may take a short position (purchaser of credit protection) or a long position (seller of credit protection) in the credit default swap. Risks of credit default swaps include, but are not limited to, the cost of paying for credit protection if there are no credit events, pricing transparency when assessing the cost of a credit default swap, counterparty risk, and the need to fund the delivery obligation (either cash or defaulted bonds depending on whether the Fund is long or short the swap, respectively).

      The Fund would take a short position in a credit default swap (the "unfunded swap") against a long portfolio position to decrease exposure to specific high yield issuers. As a purchaser of credit protection under a swap contract, the Fund pays a periodic interest fee on the notional amount to the counterparty. This interest fee is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized loss upon payment. Upon occurrence of a specific credit event with respect to the underlying referenced debt obligation, the Fund is obligated to deliver that security to the counterparty in exchange for receipt of the notional amount from the counterparty. The difference between the value of the security delivered and the notional amount received is recorded as realized gain and is included on the Statement of Operations. Credit default swaps are marked to market daily using different sources,


                     49 | OPPENHEIMER STRATEGIC BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
8. CREDIT DEFAULT SWAP CONTRACTS Continued

including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the amount due to (owed by) the Fund at termination or settlement and disclosed separately on the Statement of Assets and Liabilities. The net change in this amount is included on the Statement of Operations.

Information regarding such credit default swaps as of December 31, 2006 is as follows:

                                                            NOTIONAL
                                                              AMOUNT        ANNUAL
                                                         RECEIVED BY      INTEREST
                                                       THE FUND UPON     RATE PAID   TERMINATION     UNREALIZED
COUNTERPARTY              REFERENCED DEBT OBLIGATION    CREDIT EVENT   BY THE FUND         DATES   DEPRECIATION
----------------------------------------------------------------------------------------------------------------
Citigroup Global
Markets Holdings, Inc.:
                          Republic of Hungary           $  2,300,000          0.40%     12/20/15   $      7,246
                          Republic of Ukraine                365,000          1.08      11/20/09          1,521
----------------------------------------------------------------------------------------------------------------
Deutsche Bank AG:
                          Ford Motor Co.                   2,035,000          3.05      12/20/08         12,353
                          Ford Motor Co.                   2,545,000          3.30      12/20/08         47,272
                          Ford Motor Co.                   1,650,000          3.65      12/20/08         43,064
                          General Motors Corp.             2,035,000          2.03      12/20/08          9,215
                          General Motors Corp.             1,650,000          2.55      12/20/08         26,263
                          Republic of Peru                 1,900,000          1.71      12/20/16         40,350
                          Republic of Philippines          2,000,000          3.69       9/20/15        243,978
----------------------------------------------------------------------------------------------------------------
Goldman Sachs Capital
Markets LP                General Motors Corp.             1,650,000          2.70      12/20/08         31,001
----------------------------------------------------------------------------------------------------------------
JPMorgan Chase Bank:
                          Ford Motor Co.                   1,650,000          3.60      12/20/08         35,688
                          Russian Federation                 730,000          2.40       10/9/13         81,164
----------------------------------------------------------------------------------------------------------------
Morgan Stanley Capital
Services, Inc.:
                          Ford Motor Co.                   1,650,000          3.70      12/20/08         49,109
                          General Motors Corp.             1,650,000          2.70      12/20/08         32,752
                          General Motors Corp.             2,545,000          2.35      12/20/08         17,988
                          Republic of Colombia             1,080,000          3.70       8/20/15        157,321
                          Republic of Indonesia            1,600,000          1.68       3/20/11         46,465
                          Republic of Venezuela            1,480,000          2.20       5/20/10         67,038
                          Republic of Venezuela            1,885,000          3.48      11/20/15        199,073
                                                                                                   -------------
                                                                                                   $  1,148,861
                                                                                                   =============

The Fund would take a long position in the credit default swap note (the
"funded swap") to increase the exposure to specific high yield corporate issuers. As a seller of credit protection under a swap contract, the Fund receives a periodic interest fee on the notional amount from the counterparty. This interest fee is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt. Upon occurrence of a specific credit event with respect to the underlying referenced debt obligation, the Fund receives that security from the counterparty in exchange for payment of the notional amount to the counterparty. The difference between the value of the security received and the notional amount paid is recorded as realized loss and is included on the Statement of Operations. Credit default swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the amount due to (owed by) the Fund at termination or settlement and disclosed separately on the Statement of Assets and Liabilities. The net change in this amount is included on the Statement of Operations.


                     50 | OPPENHEIMER STRATEGIC BOND FUND/VA

Information regarding such credit default swaps as of December 31, 2006 is as follows:

                                                            NOTIONAL
                                                              AMOUNT          ANNUAL
                                                             PAID BY        INTEREST                     UNREALIZED
                                                       THE FUND UPON   RATE RECEIVED   TERMINATION     APPRECIATION
COUNTERPARTY              REFERENCED DEBT OBLIGATION    CREDIT EVENT     BY THE FUND         DATES   (DEPRECIATION)
--------------------------------------------------------------------------------------------------------------------
Deutsche Bank AG:
                          Ford Motor Co.                $  2,540,000            5.80%     12/20/16       $   14,181
                          Ford Motor Co.                   3,180,000            5.85      12/20/16           29,227
                          Ford Motor Co.                   2,065,000            6.00      12/20/16           38,322
                          General Motors Corp.             2,035,000            4.68      12/20/16            7,935
                          General Motors Corp.             1,650,000            4.75      12/20/16           24,137
--------------------------------------------------------------------------------------------------------------------
Goldman Sachs
Capital Markets LP        General Motors Corp.             1,650,000            4.95      12/20/16           40,188
--------------------------------------------------------------------------------------------------------------------
JPMorgan Chase Bank:
                          Ford Motor Co.                   2,065,000            6.00      12/20/16           34,443
                          General Motors Corp.             2,545,000            4.75      12/20/16           19,880
                          Republic of Ukraine                336,000            1.92       8/20/11            8,594
--------------------------------------------------------------------------------------------------------------------
Morgan Stanley
Capital Services, Inc.:
                          Ford Motor Co.                   2,065,000            6.15      12/20/16           36,864
                          General Motors Corp.             1,650,000            4.90      12/20/16           53,699
                          Istanbul Bond Co. SA for
                          Finansbank                       5,180,000            1.30       3/24/13          (34,083)
                          Republic of Indonesia            1,600,000            1.67       6/20/11           43,948
                          Republic of Turkey               1,145,000            2.75      11/20/16           30,314
--------------------------------------------------------------------------------------------------------------------
UBS AG                    Republic of Indonesia              375,000            2.30       9/20/11           19,471
                                                                                                         -----------
                                                                                                         $  367,120
                                                                                                         ===========

--------------------------------------------------------------------------------
9.INTEREST RATE SWAP CONTRACTS

An interest rate swap is an agreement under which a set of future cash flows is exchanged between two counterparties. Interest rate swaps involve the exchange of rights to receive or commitments to pay interest. One cash flow stream will typically be a floating rate payment based upon a specified index while the other is typically a fixed rate. Payments under the swap are based on an agreed upon principal amount but since this principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Interest rate swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the amount due to (owed by) the Fund at termination or settlement and disclosed separately on the Statement of Assets and Liabilities. The net change in this amount is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.

      Swap agreements entail both interest rate risk and credit risk. There is a risk, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will be greater than the payments it received. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis.


                     51 | OPPENHEIMER STRATEGIC BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
9. INTEREST RATE SWAP CONTRACTS Continued

As of December 31, 2006, the Fund had entered into the following interest rate swap agreements:

                                                                                                              UNREALIZED
                                              NOTIONAL              PAID BY    RECEIVED BY   TERMINATION    APPRECIATION
SWAP COUNTERPARTY                               AMOUNT             THE FUND       THE FUND         DATES  (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------
Barclays Bank plc                           41,700,000 MXN         MXN TIIE           9.27%      7/17/26       $ 418,109
------------------------------------------------------------------------------------------------------------------------
Citigroup Global
Markets Holdings, Inc.:
                                             1,260,000 PLZ   Six-Month WIBO           5.52       3/24/10          21,262
                                             2,016,000 PLZ   Six-Month WIBO           5.55       3/25/10          34,485
                                            73,200,000 TWD            2.320%  TWD-telerate       6/27/11         (30,415)
------------------------------------------------------------------------------------------------------------------------
Credit Suisse First
Boston International                         9,530,000 MXN  28-Day MXN TIIE          10.00        7/9/15         124,690
------------------------------------------------------------------------------------------------------------------------
Credit Suisse First
Boston, Inc. (Nassau Branch)                 3,640,000 PLZ   Six-Month WIBO           4.48        7/1/10         (17,143)
------------------------------------------------------------------------------------------------------------------------
Deutsche Bank AG                           360,000,000 HUF            8.440      Six-Month        7/4/11            (453)
                                                                                     BUBOR
------------------------------------------------------------------------------------------------------------------------
Deutsche Bank AG, 5 yr.                     73,400,000 INR            7.175  INR MIBOR-OIS
                                                                                  Compound       6/27/11          19,265
------------------------------------------------------------------------------------------------------------------------
Goldman Sachs Capital Markets LP:                                  MXN-TIIE
                                                                   Floating
                                             9,700,000 MXN       Index Rate           9.33       9/16/26         115,658
                                             8,790,000 BRR             BZDI          12.92        1/2/14          65,962
                                             8,740,000 BRR             BZDI          12.67        1/4/10          23,736
                                             2,630,000 BRR             BZDI          12.84        1/2/14          17,006
                                             4,390,000 BRR             BZDI          12.87        1/2/14          30,109
                                             8,750,000 BRR             BZDI          12.71        1/4/10          26,937
                                             5,710,000 BRR             BZDI          12.73        1/2/14          28,736
                                            26,250,000 BRR             BZDI          12.61        1/4/10          57,469
                                             7,990,000 MXN         MXN TIIE          10.29        6/4/15         117,945
                                            19,400,000 BRR             BZDI          12.39        1/2/12          10,753
                                             9,160,000 MXN         MXN TIIE          10.22       1/30/15         129,367
                                            21,000,000 BRR             BZDI          14.55        1/4/10         653,404
                                             6,355,197 BRR             BZDI          17.18        1/2/08         188,784
                                             4,710,000 MXN         MXN TIIE          10.00       6/24/15          61,991
                                             7,875,000 MXN         MXN TIIE          10.43       5/29/15         122,952
                                             7,875,000 MXN         MXN TIIE          10.30        6/1/15         116,766
------------------------------------------------------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The):
                                            22,300,000 MXN         MXN TIIE           9.15       8/27/26         229,471
                                             6,090,000 MXN         MXN TIIE           9.41       8/31/20          71,220
                                             4,100,000 MXN         MXN TIIE          10.85        3/5/15          72,966
                                             9,100,000 MXN         MXN TIIE          10.70        5/8/15         155,324
                                            18,300,000 MXN         MXN TIIE           9.51       8/26/25         248,561
                                            12,220,000 MXN         MXN TIIE           9.50       8/28/25         164,818
                                            25,560,000 BRR             BZDI          14.89        1/4/10         579,970
                                            33,400,000 MXN         MXN TIIE           9.29       7/17/26         385,609
                                             4,420,000 BRR             BZDI          14.05        1/2/12          87,022
                                            37,300,000 MXN         MXN TIIE           8.70        2/5/16         208,010
                                            23,010,000 MXN         MXN TIIE           9.84      12/31/09         144,979


                     52 | OPPENHEIMER STRATEGIC BOND FUND/VA

                                                                                                              UNREALIZED
                                              NOTIONAL              PAID BY    RECEIVED BY   TERMINATION    APPRECIATION
SWAP COUNTERPARTY                               AMOUNT             THE FUND       THE FUND         DATES  (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------------------
JPMorgan Chase Bank:
                                                                               Three-Month
                                            39,520,000 ZAR            8.290%          JIBA       6/23/08     $    59,495
                                            19,400,000 BRR             BZDI          12.38%       1/2/12           6,165
                                             8,750,000 BRR             BZDI          13.91        1/2/12         156,451
                                                                Three-Month
                                            82,000,000                LIBOR           5.57       5/26/16       2,524,435
                                             9,700,000 MXN         MXN TIIE           9.76       8/17/15         112,124
-------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Special Financing, Inc.:
                                             4,680,000 PLZ   Six-Month WIBO           4.53        7/5/10         (19,474)
                                             9,440,000 MXN  28-Day MXN TIIE           9.99        7/9/15         121,736
-------------------------------------------------------------------------------------------------------------------------
Santander Central Hispano                    4,420,000 BRR             BZDI          14.00        1/3/12          82,131
                                                                                                          ---------------
                                                                                                             $ 7,728,388
                                                                                                          ===============

Notional amount is reported in U.S. Dollars, except for those denoted in the following currencies:

BRR         Brazilian Real
HUF         Hungarian Forint
INR         Indian Rupee
MXN         Mexican Nuevo Peso
PLZ         Polish Zloty
TWD         New Taiwan Dollar
ZAR         South African Rand

Index abbreviations are as follows:

BUBOR       Budapest Interbank Offered Rate
BZDI        Brazil Interbank Deposit Rate
JIBA        South Africa Johannesburg Interbank Agreed Rate
LIBOR       London-Interbank Offered Rate
MXN TIIE    Mexican Peso-Interbank Equilibrium Interest Rate
MIBOR-OIS   Mid Market Interest Rate for French Franc/Austrian Schilling and
            India Swap Composites-Overnight Indexed Swap
WIBO        Poland Warsaw Interbank Offer Bid Rate

--------------------------------------------------------------------------------
10. TOTAL RETURN SWAP CONTRACTS

A total return swap is an agreement under which a set of future cash flows is exchanged between two counterparties. One cash flow stream will typically be based on a reference interest rate or index and the other on the total return of a reference asset such as a security, a basket of securities, or an index. The total return includes appreciation or depreciation on the reference asset, plus any interest or dividend payments. Payments under the swap are based on an agreed upon principal amount but since this principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the amount due to (owed by) the Fund at termination or settlement and disclosed separately on the Statement of Assets and Liabilities. The net change in this amount is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the agreement or unfavorable changes occur in the reference asset).


                     53 | OPPENHEIMER STRATEGIC BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
10. TOTAL RETURN SWAP CONTRACTS Continued

As of December 31, 2006, the Fund had entered into the following total return swap agreements:

                                                                                                                        UNREALIZED
                                       NOTIONAL                      PAID BY             RECEIVED BY   TERMINATION    APPRECIATION
SWAP COUNTERPARTY                  AMOUNT/UNITS                     THE FUND                THE FUND         DATES  (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------------------------
Deutsche Bank AG:
                                     $  930,000              Six-Month LIBOR                    5.25%      6/23/15       $ 160,429
                                      1,620,000          Six-Month BBA LIBOR                    5.46       5/13/15         334,417
-----------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The):
                                        920,000          Six-Month BBA LIBOR                    5.10       1/14/15         186,412
                                        920,000          Six-Month BBA LIBOR                    5.08       1/20/15         204,898
-----------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs International:
                                                   If negative, the absolute  If positive, the Total
                                                   value of the Total Return           Return of the
                                                     of the BMU/BOVESPA 2/07        BMU/BOVESPA 2/07
                                             96                       Index.                  Index.       2/14/07          41,064

                                                         One-Month BBA LIBOR
                                                      USD minus spread plus,
                                                   if negative, the absolute  If positive, the Total
                                                   value of the Total Return      Return of a custom
                                        191,315   of a custom equity basket.          equity basket.        1/8/08        (339,010)

                                                   If positive, the absolute
                                                   value of the Total Return  If negative, the Total
                                                   of the Swiss Market Index     Return of the Swiss
                                             26                 3/07 Future.      Index 3/07 Future.       3/19/07         (27,130)

                                                                                    If negative, the
                                                      If positive, the Total   absolute value of the
                                                               Return of the            Total Return
                                                              INDF/NSE NIFTY          INDF/NSE NIFTY
                                            218           Index 1/07 Future.      Index 1/07 Future.       1/25/07         (66,687)

                                                         One-Month BBA LIBOR
                                                     USD and if negative the   If positive the Total
                                                       absolute value of the      Return of the MSCI
                                                    Total Return of the MSCI      Daily Total Return
                                                      Daily Total Return Net         Net Belgium USD
                                            177    Belgium USD Market Index.           Market Index.       10/8/07          83,114

                                                     One-Month BBA LIBOR USD
                                                          minus spread plus,
                                                   if negative, the absolute       Total Return of a
                                                   value of the Total Return    custom equity basket
                                         46,046     of custom equity basket.            if positive.        1/8/08         (27,885)
-----------------------------------------------------------------------------------------------------------------------------------
                                                   If negative, the absolute
                                                   value of the Total Return  If positive, the Total
Morgan Stanley & Co.                                      of the KS200 12/06     Return of the KS200
International Ltd.                           20                      Future.           12/06 Future.      12/15/09          85,598


                     54 | OPPENHEIMER STRATEGIC BOND FUND/VA

                                                                                                                        UNREALIZED
                                       NOTIONAL                       PAID BY             RECEIVED BY  TERMINATION    APPRECIATION
SWAP COUNTERPARTY                  AMOUNT/UNITS                      THE FUND                THE FUND        DATES  (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley International:
                                                                               If positive, the Total
                                                          One-Month BBA LIBOR      Return of a custom
                                                      EUR and if negative the    basket of securities
                                                  absolute value of the Total      plus the dividends
                                                    Return of a custom basket      from the basket of
                                         56,713                of securities.             securities.      10/9/07     $   553,567

                                                          One-Month BBA LIBOR  If positive, the Total
                                                          GBP and if negative      Return of a custom
                                                           the absolute value    basket of securities
                                                          of the Total Return      plus the dividends
                                                           of a custom basket      from the basket of
                                         26,724                of securities.             securities.      10/9/07         371,193

                                                          One-Month BBA LIBOR  If positive, the Total
                                                          JPY and if negative      Return of a custom
                                                           the absolute value    basket of securities
                                                          of the Total Return      plus the dividends
                                                           of a custom basket         from the basket
                                      6,682,225                of securities.          of securities.     12/20/07         133,504
                                                                                                                       -----------
                                                                                                                       $ 1,693,484
                                                                                                                       ===========

Abbreviations are as follows:

BBA LIBOR        British Bankers' Association London-Interbank Offered Rate
BBA LIBOR EUR    British Bankers' Association London-Interbank Offered Rate for
                 Euro
BBA LIBOR GBP    British Bankers' Association London-Interbank Offered Rate for
                 British Pound Sterling
BBA LIBOR JPY    British Bankers' Association London-Interbank Offered Rate for
                 Yen
BBA LIBOR USD    British Bankers' Association London-Interbank Offered Rate for
                 United States Dollar
BMU/BOVESPA      Bovespa Index that trades on the Sao Paulo Stock Exchange
INDF/NSE NIFTY   Indian National Stock Exchange Nifty Index
KS200            Korean Stock Exchange Capitalization-weighted Index
LIBOR            London-Interbank Offered Rate
MSCI             Morgan Stanley Capital International

--------------------------------------------------------------------------------
11. SWAPTION TRANSACTIONS

The Fund may enter into a swaption transaction, whereby a contract that grants the holder, in return for payment of the purchase price (the "premium") of the option, the right, but not the obligation, to enter into an interest rate swap at a preset rate within a specified period of time, with the writer of the contract. The writer receives premiums and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Swaption contracts written by the Fund do not give rise to counterparty credit risk as they obligate the Fund, not its counterparty, to perform. Swaptions written are reported as a liability in the Statement of Assets and Liabilities.

Written swaption activity for the year ended December 31, 2006 was as follows:

                                                               CALL SWAPTIONS
                                                ------------------------------
                                                    NOTIONAL        AMOUNT OF
                                                      AMOUNT         PREMIUMS
------------------------------------------------------------------------------
Swaptions outstanding as of December 31, 2005   $  9,000,000        $  36,900
Swaptions written                                 18,600,000           20,683
Swaptions closed or expired                      (27,600,000)         (57,583)
                                                ------------------------------
Swaptions outstanding as of December 31, 2006   $         --        $      --
                                                ==============================


                     55 | OPPENHEIMER STRATEGIC BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
12. ILLIQUID OR RESTRICTED SECURITIES AND CURRENCY

As of December 31, 2006, investments in securities included issues that are illiquid or restricted. Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. Securities that are illiquid or restricted are marked with the applicable footnote on the Statement of Investments. Information concerning restricted securities and currency is as follows:

                                                                         UNREALIZED
                      ACQUISITION                  VALUATION AS OF     APPRECIATION
SECURITY                    DATES         COST   DECEMBER 31, 2006   (DEPRECIATION)
------------------------------------------------------------------------------------
Prandium, Inc.    3/19/99-9/25/02   $  284,000          $      242      $  (283,758)
                                    ================================================

CURRENCY
Argentine Peso   9/18/06-12/22/06   $  346,957          $  350,631      $     3,674
                                    ================================================

--------------------------------------------------------------------------------
13. SECURITIES LENDING

The Fund lends portfolio securities from time to time in order to earn additional income. In return, the Fund receives collateral in the form of securities, letters of credit or cash, against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business each day. If the Fund is undercollateralized at the close of business due to an increase in market value of securities on loan, additional collateral is requested from the borrowing counterparty and is delivered to the Fund on the next business day. Cash collateral may be invested in approved investments and the Fund bears the risk of any loss in value of these investments. The Fund retains a portion of the interest earned from the collateral. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower. As of December 31, 2006, the Fund had on loan securities valued at $93,806,259, which are included in the Statement of Assets and Liabilities as "Investments, at value" and, when applicable, as "Receivable for Investments sold." Cash collateral of $81,629,858 was received for the loans, all of which was subsequently invested in approved instruments. In addition, collateral of $13,966,433 was also received in the form of securities.

--------------------------------------------------------------------------------
14. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB Statement No. 109, ACCOUNTING FOR INCOME TAXES. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" that tax positions taken in the Fund's tax return will be ultimately sustained. A tax liability and expense must be recorded in respect of any tax position that, in Management's judgment, will not be fully realized. FIN 48 is effective for fiscal years beginning after December 15, 2006. As of December 31, 2006, the Manager has evaluated the implications of FIN 48 and does not currently anticipate a material impact to the Fund's financial statements. The Manager will continue to monitor the Fund's tax positions prospectively for potential future impacts.


                     56 | OPPENHEIMER STRATEGIC BOND FUND/VA

      In September 2006, the FASB issued Statement of Financial Accounting Standards ("SFAS") No. 157, FAIR VALUE MEASUREMENTS. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of December 31, 2006, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

--------------------------------------------------------------------------------
15. LITIGATION

A consolidated amended complaint was filed as a putative class action against the Manager and the Transfer Agent and other defendants (including 51 of the Oppenheimer funds excluding the Fund) in the U.S. District Court for the Southern District of New York on January 10, 2005 and was amended on March 4, 2005. The complaint alleged, among other things, that the Manager charged excessive fees for distribution and other costs, and that by permitting and/or participating in those actions, the Directors/Trustees and the Officers of the funds breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law. The plaintiffs sought unspecified damages, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      In response to the defendants' motions to dismiss the suit, seven of the eight counts in the complaint, including the claims against certain of the Oppenheimer funds, as nominal defendants, and against certain present and former Directors, Trustees and Officers of the funds, and the Distributor, as defendants, were dismissed with prejudice, by court order dated March 10, 2006, and the remaining count against the Manager and the Transfer Agent was dismissed with prejudice by court order dated April 5, 2006. The plaintiffs filed an appeal of those dismissals on May 11, 2006.

      The Manager believes that the allegations contained in the complaint are without merit and that there are substantial grounds to sustain the district court's rulings. The Manager also believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to it, the funds, the Directors/Trustees or the Officers on the appeal of the decisions of the district court, and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.


                     57 | OPPENHEIMER STRATEGIC BOND FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
OPPENHEIMER STRATEGIC BOND FUND/VA:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Strategic Bond Fund/VA (the "Fund"), a series of Oppenheimer Variable Account Funds, including the statement of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado
February 8, 2007


                     58 | OPPENHEIMER STRATEGIC BOND FUND/VA

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2007, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2006. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      Dividends, if any, paid by the Fund during the fiscal year ended December 31, 2006 which are not designated as capital gain distributions should be multiplied by 0.39% to arrive at the amount eligible for the corporate dividend-received deduction.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                     59 | OPPENHEIMER STRATEGIC BOND FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                     60 | OPPENHEIMER STRATEGIC BOND FUND/VA

BOARD APPROVAL OF THE FUND'S INVESTMENT
ADVISORY AGREEMENT  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Each year, the Board of Trustees (the "Board"), including a majority of the independent Trustees, is required to determine whether to renew the Fund's investment advisory agreement (the "Agreement"). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information, that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

      The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager's services, (ii) the investment performance of the Fund and the Manager,
(iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. Outlined below is a summary of the principal information considered by the Board as well as the Board's conclusions.

      The Board was aware that there are alternatives to retaining the Manager.

      NATURE, QUALITY AND EXTENT OF SERVICES. The Board considered information about the nature and extent of the services provided to the Fund and information regarding the Manager's key personnel who provide such services. The Manager's duties include providing the Fund with the services of the portfolio manager and the Manager's investment team, who provide research, analysis and other advisory services in regard to the Fund's investments; securities trading services; oversight of third party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund's investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund's operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund's shares. The Manager also provides the Fund with office space, facilities and equipment.

      The Board also considered the quality of the services provided and the quality of the Manager's resources that are available to the Fund. The Board took account of the fact that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager's administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager's key personnel and the size and functions of its staff providing investment management services to the Fund. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Arthur Steinmetz and the Manager's International Fixed Income investment team and analysts. Mr. Steinmetz has been a portfolio manager of the Fund since May 1993. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. In light of the foregoing, the Board concluded that the Fund benefits from the services provided under the Agreement as a result of the Manager's experience, reputation, personnel, operations, and resources.


                     61 | OPPENHEIMER STRATEGIC BOND FUND/VA

BOARD APPROVAL OF THE FUND'S INVESTMENT
ADVISORY AGREEMENT  Unaudited / Continued
--------------------------------------------------------------------------------

      INVESTMENT PERFORMANCE OF THE MANAGER AND THE FUND. During the year, the Manager provided information on the investment performance of the Fund and the Manager at each Board meeting, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund's historical performance to relevant market indices and to the performance of other general bond funds underlying variable insurance products. The Board noted that the Fund's one-year, three-year, five-year and ten-year performance were better than its peer group median

      COSTS OF SERVICES AND PROFITS REALIZED BY THE MANAGER. The Board considered information regarding the Manager's costs in serving as the Fund's investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager's profitability from its relationship with the Fund. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also evaluated the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other general bond funds underlying variable insurance products. The Board noted that the Fund's contractual and actual management fees are higher than its peer group median although its total expenses are lower than its peer group median.

      ECONOMIES OF SCALE. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund, whether those economies of scale benefit the Fund's shareholders and the current level of Fund assets in relation to the Fund's management fee breakpoints, which are intended to share with shareholders economies of scale that may exist as the Fund grows.

      OTHER BENEFITS TO THE MANAGER. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager's affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide services to the Fund and that maintaining the financial viability of the Manager is important in order for the Manager to continue to provide significant services to the Fund and its shareholders.

      CONCLUSIONS. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees' counsel are both independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

      Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement for another year. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the factors together. The Board judged the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.


                     62 | OPPENHEIMER STRATEGIC BOND FUND/VA

TRUSTEES AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD           PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS; OTHER TRUSTEESHIPS/DIRECTORSHIPS HELD;
WITH THE FUNDS, LENGTH OF        NUMBER OF PORTFOLIOS IN THE FUNDS COMPLEX CURRENTLY OVERSEEN
SERVICE, AGE
INDEPENDENT TRUSTEES             THE ADDRESS OF EACH TRUSTEE IN THE CHART BELOW IS 6803 S. TUCSON WAY, CENTENNIAL, COLORADO
                                 80112-3924. EACH TRUSTEE SERVES FOR AN INDEFINITE TERM, OR UNTIL HIS OR HER RESIGNATION,
                                 RETIREMENT, DEATH OR REMOVAL.

WILLIAM L. ARMSTRONG,            President, Colorado Christian University (since 2006); Chairman of the following private
Chairman of the Board of         mortgage banking companies: Cherry Creek Mortgage Company (since 1991), Centennial State
Trustees (since 2003),           Mortgage Company (since 1994), and The El Paso Mortgage Company (since 1993); Chairman of
Trustee (since 1999)             the following private companies: Ambassador Media Corporation (since 1984) and Broadway
Age: 69                          Ventures (since 1984); Director of the following: Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), Campus Crusade for Christ (since 1991) and The
                                 Lynde and Harry Bradley Foundation, Inc. (non-profit organization) (since 2002); former
                                 Chairman of the following: Transland Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier Insurance (insurance agency) (1995-2000), Frontier
                                 Real Estate, Inc. (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency) (1995-2000); former Director of the following: UNUMProvident (insurance company) (1991-2004), Storage Technology Corporation (computer equipment company)
                                 (1991-2003) and International Family Entertainment (television channel) (1992-1997); U.S.
                                 Senator (January 1979-January 1991). Oversees 37 portfolios in the OppenheimerFunds complex.

ROBERT G. AVIS,                  Director and President of A.G. Edwards Capital, Inc. (General Partner of private equity
Trustee (since 1993)             funds) (until February 2001); Chairman, President and Chief Executive Officer of A.G.
Age: 75                          Edwards Capital, Inc. (until March 2000); Director of A.G. Edwards & Sons, Inc. (brokerage company) (until 2000) and A.G. Edwards Trust Company (investment adviser) (until 2000); Vice
                                 Chairman and Director of A.G. Edwards, Inc. (until March 1999); Vice Chairman of A.G.
                                 Edwards & Sons, Inc. (until March 1999); Chairman of A.G. Edwards Trust Company (until March
                                 1999) and A.G.E. Asset Management (investment adviser) (until March 1999). Oversees 37 portfolios in the OppenheimerFunds complex.

GEORGE C. BOWEN,                 Assistant Secretary and Director of Centennial Asset Management Corporation (December
Trustee (since 1999)             1991-April 1999); President, Treasurer and Director of Centennial Capital Corporation (June
Age: 70                          1989-April 1999); Chief Executive Officer and Director of MultiSource Services, Inc. (March
                                 1996-April 1999); Mr. Bowen held several positions with the Manager and with subsidiary or affiliated companies of the Manager (September 1987-April 1999). Oversees 37 portfolios in the OppenheimerFunds complex.

EDWARD L. CAMERON,               Member of The Life Guard of Mount Vernon (George Washington historical site) (since June
Trustee (since 1999)             2000); Director of Genetic ID, Inc. (biotech company) (March 2001-May 2002); Partner at
Age: 68                          PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price
                                 Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July
                                 1994-June 1998). Oversees 37 portfolios in the OppenheimerFunds complex.

JON S. FOSSEL,                   Director of UNUMProvident (insurance company) (since June 2002); Director of Northwestern
Trustee (since 1993)             Energy Corp. (public utility corporation) (since November 2004); Director of P.R.
Age: 65                          Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation
                                 (non-profit organization) (February 1998-February 2003 and since February 2005); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October
                                 1995) of the Manager; President, Chief Executive Officer and Director of the following:
                                 Oppenheimer Acquisition Corp. ("OAC") (parent holding company of the Manager), Shareholders
                                 Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 37 portfolios in the OppenheimerFunds complex.

SAM FREEDMAN,                    Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman
Trustee (since 1996)             held several positions with the Manager and with subsidiary or affiliated companies of the
Age: 66                          Manager (until October 1994). Oversees 37 portfolios in the OppenheimerFunds complex.

BEVERLY L. HAMILTON,             Trustee of Monterey Institute for International Studies (educational organization) (since
Trustee (since 2002)             February 2000); Board Member of Middlebury College (educational organization) (since
Age: 60                          December 2005); Director of The California Endowment (philanthropic organization) (since
                                 April 2002); Director (February 2002-2005) and Chairman of Trustees (since 2006) of the
                                 Community Hospital of Monterey Peninsula; Director (October 1991-2005) and Vice Chairman
                                 (since 2006) of American Funds' Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (since 2001) and The University of Michigan
                                 (since 2000); Advisor at Credit


                     63 | OPPENHEIMER STRATEGIC BOND FUND/VA

TRUSTEES AND OFFICERS  Unaudited/Continued
--------------------------------------------------------------------------------

BEVERLY L. HAMILTON,             Suisse First Boston's Sprout venture capital unit (venture capital fund) (1994-January
Continued                        2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004);
                                 Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever
                                 (Holland) pension fund (2000-2003). Oversees 37 portfolios in the OppenheimerFunds complex.

ROBERT J. MALONE,                Director of Jones International University (educational organization) (since August 2005);
Trustee (since 2002)             Chairman, Chief Executive Officer and Director of Steele Street State Bank (commercial
Age: 62                          banking) (since August 2003); Director of Colorado UpLIFT (charitable organization) (since
                                 1986); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000);
                                 Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado
                                 National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); and
                                 Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004). Oversees
                                 37 portfolios in the OppenheimerFunds complex.

F. WILLIAM MARSHALL, JR.,        Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment
Trustee (since 2000)             company) (since 1996) and MML Series Investment Fund (investment company) (since 1996);
Age: 64                          Trustee (since 1987) and Chairman (1994-2005) of the Investment Committee of the Worcester
                                 Polytech Institute (private university); President and Treasurer of the SIS Funds (private charitable fund) (since January 1999); Chairman of SIS & Family Bank, F.S.B. (formerly SIS
                                 Bank) (commercial bank) (January 1999-July 1999); and Executive Vice President of Peoples
                                 Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999). Oversees 39 portfolios in the OppenheimerFunds complex.

-----------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE AND OFFICER   THE ADDRESS OF MR. MURPHY IS TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, 11TH FLOOR,
                                 NEW YORK, NEW YORK 10281-1008. MR. MURPHY SERVES AS A TRUSTEE FOR AN INDEFINITE TERM, OR
                                 UNTIL HIS RESIGNATION, RETIREMENT, DEATH OR REMOVAL AND AS AN OFFICER FOR AN INDEFINITE
                                 TERM, OR UNTIL HIS RESIGNATION, RETIREMENT, DEATH OR REMOVAL. MR. MURPHY IS AN INTERESTED
                                 TRUSTEE DUE TO HIS POSITIONS WITH OPPENHEIMERFUNDS, INC. AND ITS AFFILIATES.

JOHN V. MURPHY,                  Chairman, Chief Executive Officer and Director (since June 2001) and President (since
Trustee, President and           September 2000) of the Manager; President and director or trustee of other Oppenheimer
Principal Executive Officer      funds; President and Director of OAC and of Oppenheimer Partnership Holdings, Inc. (holding
(since 2001)                     company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds
Age: 57                          Distributor, Inc. (subsidiary of the Manager) (since November 2001); Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds
                                 Legacy Program (charitable trust program established by the Manager) (since July 2001);
                                 Director of the following investment advisory subsidiaries of the Manager: OFI
                                 Institutional Asset Management, Inc., Centennial Asset Management Corporation, Trinity
                                 Investment Management Corporation and Tremont Capital Management, Inc. (since November
                                 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since
                                 July 2001); President (since November 2001) and Director (since July 2001) of Oppenheimer
                                 Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life
                                 Insurance Company (OAC's parent company) (since February 1997); Director of DLB Acquisition
                                 Corporation (holding company parent of Babson Capital Management LLC) (since June 1995);
                                 Member of the Investment Company Institute's Board of Governors (since October 3, 2003);
                                 Chief Operating Officer of the Manager (September 2000-June 2001); President and Trustee of
                                 MML Series Investment Fund and MassMutual Select Funds (open-end investment companies)
                                 (November 1999-November 2001); Director of C.M. Life Insurance Company (September
                                 1999-August 2000); President, Chief Executive Officer and Director of MML Bay State Life
                                 Insurance Company (September 1999-August 2000); Director of Emerald Isle Bancorp and
                                 Hibernia Savings Bank (wholly-owned subsidiary of Emerald Isle Bancorp) (June 1989-June
                                 1998). Oversees 96 portfolios in the OppenheimerFunds complex.

-----------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS OF THE FUND       THE ADDRESSES OF THE OFFICERS IN THE CHART BELOW ARE AS FOLLOWS: FOR MESSRS. STEINMETZ,
                                 ZACK, GILLESPIE AND MS. BLOOMBERG, TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, NEW
                                 YORK, NEW YORK 10281-1008, FOR MESSRS. VANDEHEY, WIXTED, PETERSEN, SZILAGYI AND MS. IVES,
                                 6803 S. TUCSON WAY, CENTENNIAL, COLORADO 80112-3924. EACH OFFICER SERVES FOR AN INDEFINITE
                                 TERM OR UNTIL HIS OR HER RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

ARTHUR P. STEINMETZ,             Senior Vice President of the Manager (since March 1993) and of HarbourView Asset Management
Vice President and Portfolio     Corporation (since March 2000). An officer of 4 portfolios in the OppenheimerFunds complex.
Manager (since 1993)
Age: 48


                     64 | OPPENHEIMER STRATEGIC BOND FUND/VA

MARK S. VANDEHEY,                Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Vice
Vice President and Chief         President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation
Compliance Officer               and Shareholder Services, Inc. (since June 1983); Vice President and Director of Internal
(since 2004)                     Audit of the Manager (1997-February 2004). An officer of 96 portfolios in the
Age: 56                          OppenheimerFunds complex.

BRIAN W. WIXTED,                 Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of the
Treasurer and Principal          following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc.,
Financial & Accounting           Shareholder Services, Inc., Oppenheimer Real Asset Management Corporation, and Oppenheimer
Officer (since 1999)             Partnership Holdings, Inc. (since March 1999), OFI Private Investments, Inc. (since March
Age: 47                          2000), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI
                                 Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy
                                 Program (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company
                                 (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (since March 1999), Centennial Asset Management Corporation (March
                                 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003); Principal
                                 and Chief Operating Officer of Bankers Trust Company-Mutual Fund Services Division (March
                                 1995-March 1999). An officer of 96 portfolios in the OppenheimerFunds complex.

BRIAN S. PETERSEN,               Assistant Vice President of the Manager (since August 2002); Manager/Financial Product
Assistant Treasurer              Accounting of the Manager (November 1998-July 2002). An officer of 96 portfolios in the
(since 2004)                     OppenheimerFunds complex.
Age: 36

BRIAN C. SZILAGYI,               Assistant Vice President of the Manager (since July 2004); Director of Financial Reporting
Assistant Treasurer              and Compliance of First Data Corporation (April 2003-July 2004); Manager of Compliance of
(since 2005)                     Berger Financial Group LLC (May 2001-March 2003); Director of Mutual Fund Operations at
Age: 36                          American Data Services, Inc. (September 2000-May 2001). An officer of 96 portfolios in the
                                 OppenheimerFunds complex.

ROBERT G. ZACK,                  Executive Vice President (since January 2004) and General Counsel (since March 2002) of the
Vice President and Secretary     Manager; General Counsel and Director of the Distributor (since December 2001); General
(since 2001)                     Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice
Age: 58                          President and General Counsel of HarbourView Asset Management Corporation (since December
                                 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary
                                 (since September 1997) and Director (since November 2001) of OppenheimerFunds International
                                 Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership
                                 Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc.
                                 (since November 2001); Senior Vice President, General Counsel and Director of Shareholder
                                 Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice
                                 President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust
                                 Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since
                                 June 2003); Senior Vice President and General Counsel of OFI Institutional Asset
                                 Management, Inc. (since November 2001); Director of OppenheimerFunds (Asia) Limited (since
                                 December 2003); Senior Vice President (May 1985-December 2003), Acting General Counsel
                                 (November 2001-February 2002) and Associate General Counsel (May 1981-October 2001) of the
                                 Manager; Assistant Secretary of the following: Shareholder Services, Inc. (May
                                 1985-November 2001), Shareholder Financial Services, Inc. (November 1989-November 2001),
                                 and OppenheimerFunds International Ltd. (September 1997-November 2001). An officer of 96 portfolios in the OppenheimerFunds complex.

LISA I. BLOOMBERG,               Vice President and Associate Counsel of the Manager (since May 2004); First Vice President
Assistant Secretary              (April 2001-April 2004), Associate General Counsel (December 2000-April 2004), Corporate
(since 2004)                     Vice President (May 1999-April 2001) and Assistant General Counsel (May 1999-December 2000)
Age: 39                          of UBS Financial Services Inc. (formerly, PaineWebber Incorporated). An officer of 96 portfolios in the OppenheimerFunds complex.

KATHLEEN T. IVES,                Vice President (since June 1998) and Senior Counsel and Assistant Secretary (since October
Assistant Secretary              2003) of the Manager; Vice President (since 1999) and Assistant Secretary (since October
(since 2001)                     2003) of the Distributor; Assistant Secretary of Centennial Asset Management Corporation
Age: 41                          (since October 2003); Vice President and Assistant Secretary of Shareholder Services, Inc.
                                 (since 1999); Assistant Secretary of OppenheimerFunds Legacy Program and Shareholder
                                 Financial Services, Inc. (since December 2001); Assistant Counsel of the Manager (August
                                 1994-October 2003). An officer of 96 portfolios in the OppenheimerFunds complex.


                     65 | OPPENHEIMER STRATEGIC BOND FUND/VA

TRUSTEES AND OFFICERS  Unaudited/Continued
--------------------------------------------------------------------------------

PHILLIP S. GILLESPIE,            Senior Vice President and Deputy General Counsel of the Manager (since September 2004);
Assistant Secretary              First Vice President (2000-September 2004), Director (2000-September 2004) and Vice
(since 2004)                     President (1998-2000) of Merrill Lynch Investment Management. An officer of 96 portfolios
Age: 43                          in the OppenheimerFunds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND OFFICERS AND IS AVAILABLE WITHOUT CHARGE, UPON REQUEST, BY CALLING 1.800.981.2871.


                     66 | OPPENHEIMER STRATEGIC BOND FUND/VA



OPPENHEIMER BALANCED FUND/VA

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

For the 12-month period under review, Oppenheimer Balanced Fund/VA underperformed its primary benchmark, the S&P 500 Index, but outperformed its secondary benchmark, the Lehman Brothers Aggregate Bond Index. In addition, as this is a blended portfolio, we also measure performance using a 60% stocks/40% bonds blend of these indices, which returned 11.11% during the period. Overall, the Fund's returns were supported by the equity component of the Fund, which returned approximately 18% for the year. The fixed-income component also performed reasonably well, posting positive returns amidst a period marked by rising interest rates, a condition that typically challenges the total return of most bond securities.

      For example, in consumer discretionary stocks, holdings like Liberty Global, Inc., the largest cable systems operator in Europe, Japan and South America and the third-largest cable operator in the world, benefited strongly from digital conversion within the industry, and was up measurably for the year. Similarly, Liberty Media Holding Corp., a media holding company that has large voting stakes in News Corp., Expedia and QVC, also performed well for the Fund's portfolio.

      Successful stock selection stood out still more prominently in our healthcare holdings. Healthcare stocks were the worst-performing stocks within the benchmark this year, yet we derived very strong results from names like Vanda Pharmaceuticals, Inc. Both of Vanda's primary drugs--an insomnia drug and a schizophrenia treatment drug--currently appear positioned favorably for strong demand, and as such, Vanda's stock performed extremely well this period, thereby adding to our returns. In industrials, our decision to overweight Orbital Sciences Corp., where we held a large position, benefited our returns significantly, as Orbital posted very strong operating performance this year. As a result, its stock rose appreciably.

      Stock selection continued to benefit us in a variety of other industry sectors, including consumer staples. In this area, holdings like Altria Group, Inc., a tobacco company and our third largest holding at period end, performed strongly due, in part, to the resolution of outstanding legal issues. In utilities, our position in AES Corp., an unregulated utilities company, supported Fund returns markedly, as this stock rose significantly during the period.

      One of our largest holdings in the equity component, Microsoft Corp., has performed well this year, and in our opinion, is poised to continue this trend. Microsoft is currently embarking on a new product cycle on the operating-systems side of its business with its Vista product, and should experience continued strength in its videogame division through products like X-Box 360, for example. In other areas, our largest position in financial services stocks, UBS AG, ended up being one of our top performers after lagging slightly earlier in the year. Thanks to strong revenue growth, UBS' stock was up measurably for the year, and as such, was a large contributor to the equity component's returns.

      Finally, strength in the U.S. equity markets provided a friendly backdrop for most of the equity component's holdings. Therefore, the overall macro environment, in which stocks across the board generally enjoyed gains, helped support returns for the portfolio's stocks. The sole negative impact to the equity component's performance was our underexposure to financial services stocks in general, particularly banks, which performed well in spite of the pressure of an inverted yield curve.

      On the fixed-income side, several factors supported performance and enabled the bond component to deliver satisfactory, positive returns. To begin, active management of the bond component's duration, or interest-rate sensitivity, added to performance. By actively adjusting our exposure to interest-rate risk opportunistically throughout the fiscal year, we enabled the bond component to both benefit from fluctuations in rates as well as avoid some of the losses affiliated with rate volatility.

      The most significant contributor to the bond component's returns, however, was our active management of the Fund's allocation to corporate bonds, or the credit sector. We began the year modestly overweight in our credit exposure, and after two very strong months of outperformance by the sector, pared this down to a meaningful underweight by selling off many of our longer-maturity (30-year) bonds. This substantially added to returns, not only since we reaped sizable gains in trimming our position, but also since March and April proved to be very difficult months for the credit market, particularly long-maturity credits. As such, we effectively missed a good portion of the losses the sector suffered during that brief period and gained relative performance. At the same time, our decision to heavily overweight our exposure to financial services credit, specifically longer-maturity, banking-related bonds, pushed the


                        4 | OPPENHEIMER BALANCED FUND/VA

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

bond component's returns higher, as this was the best-performing sector within the corporate bond market this year. Finally, our decision to significantly increase our high-yield bond exposure solidly added to both absolute and relative returns for the period, since high-yield bonds were the best-performing segment of the fixed-income markets this year.

      Our mortgage exposure throughout the year also served us well, boosting Fund performance in a number of ways. First, mortgage-backed securities (MBS) enjoyed a very strong year, outperforming Treasuries with like durations by a substantial margin. As such, our decision to opportunistically overweight exposure to the sector throughout the year added to Fund returns. MBS benefited over the course of the year, as did most other spread sectors, from tightening spreads versus Treasuries. The muted interest-rate movements over the past also reduced the costs associated with managing the interest-rate exposure of MBS, therefore investors were able to realize much of the spread advantage MBS offered versus Treasuries. In addition, this sector also derived support from the market's lower expectations for future interest-rate volatility. When investors' expectations regarding future rate volatility decreases, the MBS market typically benefits, since investors then anticipate lower costs associated with managing the interest-rate exposure of MBS.

      In addition, the MBS market behaved similarly to the corporate market this year, in that longer maturity MBS (30-year maturity)--which are seen as holding more volatility risk--outperformed shorter-maturity MBS. Therefore, our decision to maintain an overweight allocation over the past year to 30-year maturity MBS definitively added to our returns. Finally, our underweighted allocation to Government National Mortgage Security Association (GNMA or "Ginnie Mae") securities, which performed very poorly relative to other areas of the mortgage market, helped us.

      The most significant detractor to the bond component's performance this year came from our emphasis on higher-coupon MBS. While some of these securities performed reasonably well for us, lower-coupon MBS, which held more risk, enjoyed greater return relative to equal-duration Treasuries than did higher coupon issues; therefore our overweight allocation to the high-coupon sector of the MBS market had a slightly negative impact on Fund returns.

      In general, we maintained a slightly lower risk profile within the equity component this period in an attempt to mitigate risk and preserve capital. Nevertheless, successful individual stock selection enabled us to capture the upside of what proved to be a strong equity market environment. As such, we believe this approach permits us to strike what we consider an ideal balance in terms of actively managing the equity component's holdings from a long-term perspective. We intend to maintain this slightly defensive posture within our equity holdings, while continuing our rigorous, individual security analysis to identify strong performers regardless of macro conditions.

      Given the prolonged strength in the prices of many oil- and energy-related stocks, an area where we believe certain names have reached near-peak valuations, we currently hold a generally cautious outlook on this sector. After posting significant gains for the portfolio, holdings like Lukoil, in our opinion, offered limited potential for further price appreciation. Accordingly, we sold our position in Lukoil, reaping sizable benefits for fiscal-year returns in doing so. Similarly, we have reduced our position in Orbital Sciences Corp., which has been a phenomenal performer for us for more than four years. We sold much of our position and reaped solid gains. Finally, we intend to maintain an underweight exposure to both real estate and banking stocks, a posture appropriate given our generally cautious outlook on both these industry sectors.

      On the fixed-income side, we believe we hold a more optimistic outlook on the U.S. economy than does the market currently, as reflected by, or priced into, the yield curve. Specifically, we believe the market is extrapolating any current cyclical weakness in the economy too far out on the horizon to be consistent with both economic fundamentals as well as historical trends in the U.S. economy. As such, we intend to maintain a lower-than-market duration, or interest-rate sensitivity, in the fixed-income component as a way to minimize the effects of future increases in market interest rates on the portfolio's assets.

      In addition to our interest-rate positioning, we currently maintain a slightly lower risk profile within the portfolio's exposure to non-Treasury products. Within our MBS holdings, we have an overweight position in 15-year maturity MBS relative to 30-year maturity MBS. We feel these 15-year MBS offer compelling value with the added benefit of being less risky than 30-year MBS. In addition, we intend to continue our focus on select higher coupon MBS which we also believe offer compelling value. We feel the market is currently undervaluing these securities and offering a yield


                        5 | OPPENHEIMER BALANCED FUND/VA

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

premium based on the market's expectation of higher prepayment risk. Based on our research, it is our opinion that these MBS present less pre-payment risk than the market currently compensates investors for. We are optimistic that our focus on prepayment profiles will enable us to identify attractive yield in the MBS market plus favorable potential for price appreciation over time.

      In our credit exposure, we have significantly increased our overall allocation to the high-yield sector, while placing a strong emphasis on shorter-maturity high-yield credits. These credits tend to exhibit fewer, less significant price fluctuations over time than do longer-term bonds, and will serve our quest to reduce the portfolio's overall spread risk.

      Given the fact that the U.S. equity markets have benefited from record levels of corporate profit margins, across an overall market that we believe is currently in the later stages of a bull-market run, we believe a generally cautious outlook is warranted. However, we intend to remain steadfast in our approach of investing only in what we call our "highest conviction" ideas--an approach that has enabled us to outperform significantly despite our somewhat defensive posture. We believe this balanced strategy best serves the Fund's mission, and subsequently, its investors. The pursuit of strong ideas based on strict, bottom-up security analysis, surrounded by an unwavering commitment to risk management and capital preservation, are what we believe the most important elements to managing a balanced portfolio of diverse assets, and fundamental to what helps make Oppenheimer Balanced Fund/VA part of THE RIGHT WAY TO INVEST.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2006. In the case of Non-Service shares, performance is measured over a ten-year period. In the case of Service shares, performance is measured from inception of the class on May 1, 2002. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

      The Fund's performance is compared to the performance of both the S&P 500 Index, an unmanaged index of U.S. equity securities that is a measure of the general domestic stock market and the Lehman Brothers Aggregate Bond Index, an unmanaged index of U.S. corporate, government and mortgage-backed securities that is a measure of the domestic bond market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.


                        6 | OPPENHEIMER BALANCED FUND/VA

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

NON-SERVICE SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer Balanced Fund/VA (Non-Service)

      S&P 500 Index

      Lehman Brothers Aggregate Bond Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

               Oppenheimer Balanced                     Lehman Brothers
                     Fund/VA                               Aggregate
                  (Non-Service)       S&P 500 Index       Bond Index
               --------------------   -------------     ---------------
12/31/1996           $10,000             $10,000            $10,000
03/31/1997           $10,003             $10,269            $ 9,944
06/30/1997           $10,915             $12,060            $10,309
09/30/1997           $11,761             $12,963            $10,652
12/31/1997           $11,722             $13,335            $10,965
03/31/1998           $12,531             $15,194            $11,136
06/30/1998           $12,553             $15,698            $11,396
09/30/1998           $11,241             $14,140            $11,878
12/31/1998           $12,502             $17,149            $11,918
03/31/1999           $12,704             $18,003            $11,859
06/30/1999           $13,561             $19,269            $11,755
09/30/1999           $13,113             $18,069            $11,835
12/31/1999           $13,977             $20,756            $11,820
03/31/2000           $14,832             $21,231            $12,081
06/30/2000           $14,913             $20,667            $12,291
09/30/2000           $14,958             $20,467            $12,662
12/31/2000           $14,877             $18,867            $13,194
03/31/2001           $14,753             $16,631            $13,595
06/30/2001           $15,671             $17,604            $13,671
09/30/2001           $13,953             $15,021            $14,302
12/31/2001           $15,207             $16,626            $14,308
03/31/2002           $15,261             $16,672            $14,322
06/30/2002           $14,143             $14,440            $14,851
09/30/2002           $12,766             $11,946            $15,531
12/31/2002           $13,625             $12,953            $15,776
03/31/2003           $13,486             $12,545            $15,995
06/30/2003           $15,175             $14,475            $16,395
09/30/2003           $15,710             $14,858            $16,372
12/31/2003           $17,026             $16,666            $16,423
03/31/2004           $17,416             $16,948            $16,860
06/30/2004           $17,254             $17,240            $16,448
09/30/2004           $17,384             $16,917            $16,974
12/31/2004           $18,745             $18,478            $17,136
03/31/2005           $18,539             $18,082            $17,053
06/30/2005           $19,029             $18,329            $17,567
09/30/2005           $19,600             $18,989            $17,448
12/31/2005           $19,474             $19,385            $17,552
03/31/2006           $19,858             $20,200            $17,438
06/30/2006           $19,357             $19,909            $17,425
09/30/2006           $20,409             $21,036            $18,089
12/31/2006           $21,645             $22,444            $18,313

AVERAGE ANNUAL TOTAL RETURNS OF NON-SERVICE SHARES OF THE FUND AT 12/31/06

1-Year  11.15%   5-Year  7.32%   10-Year  8.03%

SERVICE SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer Balanced Fund/VA (Service)

      S&P 500 Index

      Lehman Brothers Aggregate Bond Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

               Oppenheimer Balanced                     Lehman Brothers
                     Fund/VA                               Aggregate
                    (Service)         S&P 500 Index       Bond Index
               --------------------   -------------     ---------------
05/01/2002           $10,000             $10,000            $10,000
06/30/2002           $ 9,407             $ 9,220            $10,172
09/30/2002           $ 8,491             $ 7,628            $10,638
12/31/2002           $ 9,056             $ 8,271            $10,806
03/31/2003           $ 8,951             $ 8,010            $10,956
06/30/2003           $10,075             $ 9,242            $11,230
09/30/2003           $10,423             $ 9,487            $11,214
12/31/2003           $11,291             $10,641            $11,249
03/31/2004           $11,542             $10,822            $11,548
06/30/2004           $11,427             $11,008            $11,266
09/30/2004           $11,506             $10,802            $11,626
12/31/2004           $12,397             $11,799            $11,737
03/31/2005           $12,254             $11,545            $11,681
06/30/2005           $12,565             $11,703            $12,032
09/30/2005           $12,936             $12,125            $11,951
12/31/2005           $12,852             $12,378            $12,022
03/31/2006           $13,096             $12,898            $11,945
06/30/2006           $12,756             $12,712            $11,935
09/30/2006           $13,437             $13,432            $12,390
12/31/2006           $14,248             $14,331            $12,543

AVERAGE ANNUAL TOTAL RETURNS OF SERVICE SHARES OF THE FUND AT 12/31/06

1-Year  10.86%   5-Year  N/A   Since Inception (5/1/02)  7.88%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, CALL US AT 1.800.981.2871. THE FUND'S TOTAL RETURNS SHOULD NOT BE EXPECTED TO BE THE SAME AS THE RETURNS OF OTHER FUNDS, WHETHER OR NOT BOTH FUNDS HAVE THE SAME PORTFOLIO MANAGERS AND/OR SIMILAR NAMES. THE FUND'S TOTAL RETURNS DO NOT INCLUDE THE CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT PRODUCTS THAT OFFER THIS FUND. SUCH PERFORMANCE WOULD HAVE BEEN LOWER IF SUCH CHARGES WERE TAKEN INTO ACCOUNT.


                        7 | OPPENHEIMER BALANCED FUND/VA

FUND EXPENSES
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include redemption fees, if any; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2006.

ACTUAL EXPENSES. The "actual" lines of the table provide information about actual account values and actual expenses. You may use the information on this line for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the "actual" line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The "hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included, your costs would have been higher.

--------------------------------------------------------------------------------
                                   BEGINNING    ENDING        EXPENSES
                                   ACCOUNT      ACCOUNT       PAID DURING
                                   VALUE        VALUE         6 MONTHS ENDED
                                   (7/1/06)     (12/31/06)    DECEMBER 31, 2006
--------------------------------------------------------------------------------
Non-Service shares Actual          $1,000.00    $1,118.20     $4.07
--------------------------------------------------------------------------------
Non-Service shares Hypothetical     1,000.00     1,021.37      3.88
--------------------------------------------------------------------------------
Service shares Actual               1,000.00     1,117.00      5.40
--------------------------------------------------------------------------------
Service shares Hypothetical         1,000.00     1,020.11      5.16

Hypothetical assumes 5% annual return before expenses.

Expenses are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding affiliated fund indirect expenses, based on the 6-month period ended December 31, 2006 are as follows:

CLASS                    EXPENSE RATIOS
---------------------------------------
Non-Service shares           0.76%
---------------------------------------
Service shares               1.01

The expense ratios reflect voluntary waivers or reimbursements of expenses by the Fund's Manager that can be terminated at any time, without advance notice. The "Financial Highlights" tables in the Fund's financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements.
--------------------------------------------------------------------------------


                        8 | OPPENHEIMER BALANCED FUND/VA

STATEMENT OF INVESTMENTS  December 31, 2006
--------------------------------------------------------------------------------

                                                                          VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
COMMON STOCKS--54.6%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--7.0%
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--1.1%
Hilton Hotels Corp.                                   44,200     $    1,542,580
--------------------------------------------------------------------------------
Starwood Hotels & Resorts
Worldwide, Inc.                                       36,300          2,268,750
--------------------------------------------------------------------------------
Wyndham Worldwide Corp. 1                             73,420          2,350,908
                                                                 ---------------
                                                                      6,162,238

--------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL--1.0%
Liberty Media Holding
Corp.-Interactive, Series A 1                        250,550          5,404,364
--------------------------------------------------------------------------------
MEDIA--4.9%
Liberty Global, Inc., Series A 1                     355,108         10,351,398
--------------------------------------------------------------------------------
Liberty Global, Inc., Series C 1                     360,130         10,083,640
--------------------------------------------------------------------------------
Liberty Media Holding
Corp.-Capital, Series A 1                             65,470          6,414,751
                                                                 ---------------
                                                                     26,849,789

--------------------------------------------------------------------------------
CONSUMER STAPLES--5.9%
--------------------------------------------------------------------------------
BEVERAGES--1.3%
Constellation Brands, Inc., Cl. A 1                  104,900          3,044,198
--------------------------------------------------------------------------------
Diageo plc, Sponsored ADR                             48,600          3,854,466
                                                                 ---------------
                                                                      6,898,664

--------------------------------------------------------------------------------
FOOD PRODUCTS--0.3%
ConAgra Foods, Inc.                                   71,900          1,941,300
--------------------------------------------------------------------------------
TOBACCO--4.3%
Altria Group, Inc.                                   194,700         16,709,154
--------------------------------------------------------------------------------
Loews Corp./Carolina Group                           105,200          6,808,544
                                                                 ---------------
                                                                     23,517,698

--------------------------------------------------------------------------------
ENERGY--3.5%
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--0.4%
Halliburton Co. 2                                     62,000          1,925,100
--------------------------------------------------------------------------------
OIL & GAS--3.1%
BP plc, ADR                                           47,400          3,180,540
--------------------------------------------------------------------------------
Exxon Mobil Corp.                                    135,800         10,406,354
--------------------------------------------------------------------------------
Kinder Morgan, Inc.                                   15,800          1,670,850
--------------------------------------------------------------------------------
Petroleo Brasileiro SA, Preference                    73,000          1,701,568
                                                                 ---------------
                                                                     16,959,312

--------------------------------------------------------------------------------
FINANCIALS--9.0%
--------------------------------------------------------------------------------
CAPITAL MARKETS--2.6%
E*TRADE Financial Corp. 1                            126,900          2,845,098
--------------------------------------------------------------------------------
UBS AG                                               184,934         11,196,841
                                                                 ---------------
                                                                     14,041,939

                                                                          VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
COMMERCIAL BANKS--1.4%
Wachovia Corp.                                       136,415     $    7,768,834
--------------------------------------------------------------------------------
CONSUMER FINANCE--1.1%
Capital One Financial Corp.                           77,100          5,922,822
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--1.6%
Bank of America Corp.                                165,368          8,828,998
--------------------------------------------------------------------------------
INSURANCE--1.9%
Everest Re Group Ltd.                                 45,400          4,454,194
--------------------------------------------------------------------------------
Genworth Financial, Inc., Cl. A                       80,000          2,736,800
--------------------------------------------------------------------------------
Platinum Underwriters Holdings Ltd.                  102,200          3,162,068
                                                                 ---------------
                                                                     10,353,062

--------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE--0.4%
Freddie Mac                                           34,000          2,308,600
--------------------------------------------------------------------------------
HEALTH CARE--6.6%
--------------------------------------------------------------------------------
BIOTECHNOLOGY--2.7%
Amgen, Inc. 1,3                                       42,900          2,930,499
--------------------------------------------------------------------------------
Human Genome Sciences, Inc. 1,2                      146,600          1,823,704
--------------------------------------------------------------------------------
MedImmune, Inc. 1                                    138,000          4,467,060
--------------------------------------------------------------------------------
Vanda Pharmaceuticals, Inc. 1                        226,800          5,590,620
                                                                 ---------------
                                                                     14,811,883

--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--1.1%
Beckman Coulter, Inc.                                 55,500          3,318,900
--------------------------------------------------------------------------------
Boston Scientific Corp. 1                            147,900          2,540,922
                                                                 ---------------
                                                                      5,859,822

--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--0.8%
WellPoint, Inc. 1                                     55,700          4,383,033
--------------------------------------------------------------------------------
PHARMACEUTICALS--2.0%
Medicines Co. (The) 1,2                               70,800          2,245,776
--------------------------------------------------------------------------------
Novartis AG, ADR                                      50,700          2,912,208
--------------------------------------------------------------------------------
Sanofi-Aventis SA, ADR                               120,600          5,568,102
                                                                 ---------------
                                                                     10,726,086

--------------------------------------------------------------------------------
INDUSTRIALS--5.2%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE--3.1%
Empresa Brasileira de
Aeronautica SA, ADR 2                                101,400          4,201,002
--------------------------------------------------------------------------------
Orbital Sciences Corp. 1                             291,764          5,380,128
--------------------------------------------------------------------------------
Spirit Aerosystems Holdings,
Inc., Cl. A 1                                         46,060          1,541,628
--------------------------------------------------------------------------------
United Technologies Corp.                             96,900          6,058,188
                                                                 ---------------
                                                                     17,180,946

--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--1.8%
Siemens AG, Sponsored ADR                             99,800          9,835,290


                        9 | OPPENHEIMER BALANCED FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                          VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
MACHINERY--0.3%
Navistar International Corp. 1,2                      43,400     $    1,450,862
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--14.0%
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--1.3%
Cisco Systems, Inc. 1,2                              163,100          4,457,523
--------------------------------------------------------------------------------
Juniper Networks, Inc. 1                              74,600          1,412,924
--------------------------------------------------------------------------------
QUALCOMM, Inc.                                        34,300          1,296,197
                                                                 ---------------
                                                                      7,166,644

--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--1.1%
Hutchinson Technology, Inc. 1,2                       89,700          2,114,229
--------------------------------------------------------------------------------
International Business Machines Corp.                 41,300          4,012,295
                                                                 ---------------
                                                                      6,126,524

--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.0%
CalAmp Corp. 1                                            19                160
--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES--1.0%
eBay, Inc. 1                                         128,900          3,876,023
--------------------------------------------------------------------------------
Yahoo!, Inc. 1                                        53,600          1,368,944
                                                                 ---------------
                                                                      5,244,967

--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--1.0%
Texas Instruments, Inc.                              192,500          5,544,000
--------------------------------------------------------------------------------
SOFTWARE--9.6%
Compuware Corp. 1                                    384,700          3,204,551
--------------------------------------------------------------------------------
Microsoft Corp.                                      628,700         18,772,982
--------------------------------------------------------------------------------
Novell, Inc. 1                                       597,500          3,704,500
--------------------------------------------------------------------------------
Synopsys, Inc. 1                                     286,300          7,652,799
--------------------------------------------------------------------------------
Take-Two Interactive Software, Inc. 1,2            1,083,450         19,242,072
                                                                 ---------------
                                                                     52,576,904

--------------------------------------------------------------------------------
MATERIALS--1.2%
--------------------------------------------------------------------------------
CHEMICALS--0.0%
Sterling Chemicals, Inc. 1,4                              21                268
--------------------------------------------------------------------------------
CONSTRUCTION MATERIALS--0.8%
Martin Marietta Materials, Inc.                       15,500          1,610,605
--------------------------------------------------------------------------------
Texas Industries, Inc. 2                              23,700          1,522,251
--------------------------------------------------------------------------------
Vulcan Materials Co.                                  17,000          1,527,790
                                                                 ---------------
                                                                      4,660,646

--------------------------------------------------------------------------------
METALS & MINING--0.4%
Companhia Vale do Rio Doce,
Sponsored ADR                                         77,400          2,031,750
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--0.0%
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--0.0%
WorldCom, Inc./WorldCom Group 1,4                    375,000                 --
--------------------------------------------------------------------------------
XO Holdings, Inc. 1,2                                     85                366
                                                                 ---------------
                                                                            366

                                                                          VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
UTILITIES--2.2%
--------------------------------------------------------------------------------
ELECTRIC UTILITIES--0.8%
Reliant Energy, Inc. 1                               297,500     $    4,227,475
--------------------------------------------------------------------------------
ENERGY TRADERS--1.4%
AES Corp. (The) 1                                    355,500          7,835,220
                                                                 ---------------
Total Common Stocks (Cost $225,220,347)                             298,545,566

                                                       UNITS
--------------------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES--0.0%
--------------------------------------------------------------------------------
HF Holdings, Inc. Wts., Exp. 9/27/09 1,4               2,593                 --
--------------------------------------------------------------------------------
Lucent Technologies, Inc. Wts.,
Exp. 12/10/07 1                                        8,881              2,753
--------------------------------------------------------------------------------
Sterling Chemicals, Inc. Wts.,
Exp. 12/19/08 1                                           36                 --
--------------------------------------------------------------------------------
XO Communications, Inc.:
Series A Wts., Exp. 1/16/10 1                            171                120
Series B Wts., Exp. 1/16/10 1                            128                 55
Series C Wts., Exp. 1/16/10 1,4                          128                 28
                                                                 ---------------
Total Rights, Warrants and
Certificates (Cost $38,932)                                               2,956

                                                   PRINCIPAL
                                                      AMOUNT
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES--4.1%
--------------------------------------------------------------------------------
Ace Securities Corp. Home Equity
Loan Trust, Asset-Backed
Pass-Through Certificates, Series
2005-HE7, Cl. A2B, 5.53%, 11/25/35 5            $    510,000            510,500
--------------------------------------------------------------------------------
Aesop Funding II LLC, Automobile
Asset-Backed Certificates, Series
2005-1A, Cl. A2, 5.41%, 4/20/08 5                    370,000            370,371
--------------------------------------------------------------------------------
Argent Securities Trust 2004-W8,
Asset-Backed Pass-Through
Certificates, Series 2004-W8, Cl.
A2, 5.83%, 5/25/34 5                               1,760,000          1,766,280
--------------------------------------------------------------------------------
Argent Securities Trust 2006-W5,
Asset-Backed Pass-Through
Certificates, Series 2006-W5, Cl.
A2B, 5.45%, 5/26/36 5                                670,000            670,511
--------------------------------------------------------------------------------
Capital Auto Receivables Asset
Trust 2004-2, Automobile
Asset-Backed Securities, Series
2004-2, Cl. A3, 3.58%, 1/15/09                     1,270,000          1,256,270
--------------------------------------------------------------------------------
Centex Home Equity Loan Trust
2005-D, Asset-Backed Certificates:
Series 2005-D, Cl. AF1,
5.04%, 10/25/35                                      237,770            236,953
Series 2005-D, Cl. AV2,
5.62%, 10/25/35 5                                  1,000,000          1,001,006
--------------------------------------------------------------------------------
Centex Home Equity Loan Trust
2006-A, Asset-Backed Certificates,
Series 2006-A, Cl. AV2, 5.45%, 5/16/36 5             850,000            850,657


                        10 | OPPENHEIMER BALANCED FUND/VA

                                                   PRINCIPAL              VALUE
                                                      AMOUNT         SEE NOTE 1
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Continued
--------------------------------------------------------------------------------
Citibank Credit Card Issuance Trust,
Credit Card Receivable Nts., Series
2003-C4, Cl. C4, 5%, 6/10/15                    $    180,000     $      175,159
--------------------------------------------------------------------------------
Citigroup Mortgage Loan Trust
2005-WF2, Asset-Backed
Pass-Through Certificates, Series
2005-WF2, Cl. AF2, 4.922%, 8/25/35 5                 640,438            635,893
--------------------------------------------------------------------------------
Consumer Credit Reference Index
Securities Program, Credit Card
Asset-Backed Certificates, Series
2002-B, Cl. FX, 10.421%, 3/22/07 6                 1,130,000          1,138,541
--------------------------------------------------------------------------------
CWABS Asset-Backed Certificates
Trust 2002-4, Asset-Backed
Certificates, Series 2002-4, Cl. A1,
5.72%, 2/25/33 5                                      18,836             18,859
--------------------------------------------------------------------------------
CWABS Asset-Backed Certificates
Trust 2005-16, Asset-Backed
Certificates, Series 2005-16, Cl.
2AF2, 5.382%, 5/25/36 5                              360,000            358,807
--------------------------------------------------------------------------------
CWABS Asset-Backed Certificates
Trust 2005-17, Asset-Backed
Certificates:
Series 2005-17, Cl. 1AF1, 5.55%,
5/25/36 5                                            408,277            408,739
Series 2005-17, Cl. 1AF2, 5.363%,
5/25/36 5                                            240,000            239,141
--------------------------------------------------------------------------------
CWABS Asset-Backed Certificates
Trust 2006-25, Asset-Backed
Certificates, Series 2006-25, Cl.
2A2, 5.44%, 12/25/29 5                               480,000            480,336
--------------------------------------------------------------------------------
First Franklin Mortgage Loan Trust
2005-FF10, Mtg. Pass-Through
Certificates, Series 2005-FF10, Cl.
A3, 5.56%, 11/25/35 5                              1,480,000          1,481,467
--------------------------------------------------------------------------------
First Franklin Mortgage Loan Trust
2006-FF10, Mtg. Pass-Through
Certificates, Series 2006-FF10, Cl.
A3, 5.41%, 7/25/36 5                                 660,000            660,422
--------------------------------------------------------------------------------
First Franklin Mortgage Loan Trust
2006-FF5, Mtg. Pass-Through
Certificates, Series 2006-FF5, Cl.
2A1, 5.40%, 5/15/36 5                                384,085            384,353
--------------------------------------------------------------------------------
First Franklin Mortgage Loan Trust
2006-FF9, Mtg. Pass-Through
Certificates, Series 2006-FF9, Cl.
2A2, 5.43%, 7/7/36 5                                 330,000            330,211
--------------------------------------------------------------------------------
Ford Credit Auto Owner Trust,
Automobile Loan Pass-Through
Certificates, Series 2005-A, Cl. A3,
3.48%, 11/17/08                                      505,678            502,844
--------------------------------------------------------------------------------
GS Auto Loan Trust, Automobile
Loan Asset-Backed Securities, Series
2005-1, Cl. A2, 4.32%, 5/15/08                       431,043            430,981

                                                   PRINCIPAL              VALUE
                                                      AMOUNT         SEE NOTE 1
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Continued
--------------------------------------------------------------------------------
Household Home Equity Loan
Trust, Home Equity Loan
Pass-Through Certificates:
Series 2005-3, Cl. A1, 5.61%, 1/20/35 5         $    479,417     $      480,194
Series 2006-4, Cl. A2V, 5.46%,
3/20/36 4,5                                          180,000            180,000
--------------------------------------------------------------------------------
Lehman XS Trust, Mtg.
Pass-Through Certificates, Series
2005-2, Cl. 2A1B, 5.18%, 8/25/35 5                   568,582            567,337
--------------------------------------------------------------------------------
MBNA Credit Card Master Note
Trust, Credit Card Receivables,
Series 2003-C7, Cl. C7, 6.70%,
3/15/16 5                                          1,710,000          1,814,857
--------------------------------------------------------------------------------
Morgan Stanley ABS Capital I,
Mtg. Pass-Through Certificates,
Series 2005-WMC6, Cl. A2B,
5.61%, 7/25/35 5                                     430,000            430,827
--------------------------------------------------------------------------------
Option One Mortgage Loan Trust,
Asset-Backed Certificates, Series
2006-2, Cl. 2A2, 5.45%, 7/1/36 5                   1,100,000          1,100,858
--------------------------------------------------------------------------------
Popular ABS Mortgage
Pass-Through Trust 2004-5, Mtg.
Pass-Through Certificates, Series
2004-5, Cl. AF2, 3.735%, 11/10/34 5                   23,090             23,022
--------------------------------------------------------------------------------
Popular ABS Mortgage
Pass-Through Trust 2005-1, Mtg.
Pass-Through Certificates, Series
2005-1, Cl. AF2, 3.914%, 5/25/35 5                    80,597             80,322
--------------------------------------------------------------------------------
Popular ABS Mortgage
Pass-Through Trust 2005-2, Mtg.
Pass-Through Certificates, Series
2005-2, Cl. AF2, 4.415%, 4/25/35 5                   420,000            416,045
--------------------------------------------------------------------------------
RAMP:
Series 2004-RS7 Trust, Mtg.
Asset-Backed Pass-Through
Certificates, Series 2004-RS7, Cl.
AI32, 4.45%, 7/25/28                                 514,361            510,775
Series 2006-RS4 Trust, Mtg.
Asset-Backed Pass-Through
Certificates, Series 2006-RS4, Cl.
A1, 5.43%, 7/25/36 5                                 354,621            354,872
--------------------------------------------------------------------------------
RASC, Series 2006-KS7 Trust,
Home Equity Mtg. Asset-Backed
Pass-Through Certificates, Series
2006-KS7, Cl. A2, 5.42%, 9/25/36 5                   800,000            800,511
--------------------------------------------------------------------------------
Structured Asset Investment Loan
Trust, Mtg. Pass-Through
Certificates, Series 2006-2, Cl. A1,
5.41%, 4/25/36 5                                     358,858            359,106
--------------------------------------------------------------------------------
Structured Asset Securities Corp.,
Mtg. Pass-Through Certificates,
Series 2005-4XS, Cl. 3A1,
5.18%, 3/26/35                                       841,473            839,423


                        11 | OPPENHEIMER BALANCED FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                   PRINCIPAL              VALUE
                                                      AMOUNT         SEE NOTE 1
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Continued
--------------------------------------------------------------------------------
Wells Fargo Home Equity
Asset-Backed Securities 2006-2
Trust, Home Equity Asset-Backed
Certificates, Series 2006-2, Cl.
A2, 5.59%, 7/25/36 5                            $    660,000     $      660,422
                                                                 ---------------
Total Asset-Backed Securities
(Cost $22,546,229)                                                   22,526,872

--------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS--24.7%
--------------------------------------------------------------------------------
GOVERNMENT AGENCY--21.0%
--------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED--20.9%
Federal Home Loan Mortgage Corp.:
4.50%, 5/1/19-7/1/19                               2,128,279          2,054,145
5%, 12/1/32-8/1/33                                 3,308,361          3,199,136
5%, 1/1/37 7                                         574,000            553,910
6.50%, 4/1/18-4/1/34                               3,471,519          3,558,460
7%, 5/1/29-11/1/32                                 1,486,351          1,529,629
--------------------------------------------------------------------------------
Federal Home Loan Mortgage
Corp., CMO Gtd. Real Estate Mtg.
Investment Conduit Multiclass
Pass-Through Certificates:
Series 2006-11, Cl. PS, 5.06%, 3/25/36 5             401,716            398,971
Series 2043, Cl. ZP, 6.50%, 4/15/28                  684,523            699,735
Series 2055, Cl. ZM, 6.50%, 5/15/28                  400,925            407,240
Series 2075, Cl. D, 6.50%, 8/15/28                   936,505            956,148
Series 2080, Cl. Z, 6.50%, 8/15/28                   257,059            261,213
Series 2387, Cl. PD, 6%, 4/15/30                     140,156            140,267
Series 2461, Cl. PZ, 6.50%, 6/15/32                  696,132            725,324
Series 2500, Cl. FD, 5.85%, 3/15/32 5                125,987            127,268
Series 2526, Cl. FE, 5.75%, 6/15/29 5                179,700            181,682
Series 2551, Cl. FD, 5.75%, 1/15/33 5                139,763            141,109
Series 2583, Cl. KA, 5.50%, 3/15/22                  239,805            239,545
Series 3025, Cl. SJ, 5.133%, 8/15/35 5               133,873            134,589
Series 3153, Cl. FJ, 5.73%, 5/15/36 5                399,270            400,954
--------------------------------------------------------------------------------
Federal Home Loan Mortgage
Corp., Interest-Only Stripped
Mtg.-Backed Security:
Series 176, Cl. IO, 12.035%, 6/1/26 8                255,764             54,607
Series 183, Cl. IO, 8.654%, 4/1/27 8                 390,287             86,143
Series 184, Cl. IO, 14.269%, 12/1/26 8               424,978             90,239
Series 192, Cl. IO, 11.884%, 2/1/28 8                115,972             25,674
Series 200, Cl. IO, 10.64%, 1/1/29 8                 138,280             29,405
Series 2003-118, Cl. S, 7.949%,
12/25/33 8                                         1,959,797            242,306
Series 2005-87, Cl. SG, 9.386%,
10/25/35 8                                         3,083,867            168,812
Series 2130, Cl. SC, (4.254)%, 3/15/29 8             311,540             22,093
Series 2796, Cl. SD, (0.663)%, 7/15/26 8             444,351             32,195
Series 2920, Cl. S, (4.226)%, 1/15/35 8            2,487,135            115,909
Series 3000, Cl. SE, (4.716)%, 7/15/25 8           2,501,259             88,019
--------------------------------------------------------------------------------
Federal Home Loan Mortgage
Corp., Principal-Only Stripped
Mtg.-Backed Security, Series 176,
Cl. PO, 4.691%, 6/1/26 9                             112,560             91,816

                                                   PRINCIPAL              VALUE
                                                      AMOUNT         SEE NOTE 1
--------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED Continued
Federal National Mortgage Assn.:
4.50%, 5/1/18-12/1/20                           $  6,475,199     $    6,261,326
5%, 12/1/17-11/1/33                               13,457,424         13,197,071
5%, 1/1/22-1/1/37 7                               14,021,000         13,607,733
5.50%, 3/1/33-11/1/34                              9,086,608          8,995,205
5.50%, 1/1/22-1/1/37 7                             3,153,000          3,149,277
6%, 8/1/32-11/1/32                                 6,534,153          6,596,038
6%, 1/1/22-3/1/33 7                               11,501,040         11,638,540
6.50%, 6/1/17-10/1/30                              6,010,243          6,167,872
7%, 11/1/17-11/1/35                                3,269,130          3,371,275
7.50%, 1/1/33                                        443,183            462,800
8.50%, 7/1/32                                         19,093             20,560
--------------------------------------------------------------------------------
Federal National Mortgage Assn.
Grantor Trust, CMO, Trust 2002-T1,
Cl. A2, 7%, 11/25/31                                 848,359            872,907
--------------------------------------------------------------------------------
Federal National Mortgage Assn.,
CMO Gtd. Real Estate Mtg.
Investment Conduit Pass-Through
Certificates:
Trust 1998-61, Cl. PL, 6%, 11/25/28                  388,430            393,419
Trust 1993-215, Cl. ZQ,
6.50%, 11/25/23                                      801,016            819,334
Trust 1993-87, Cl. Z, 6.50%, 6/25/23                 729,745            750,012
Trust 2001-50, Cl. NE, 6%, 8/25/30                    77,768             77,741
Trust 2001-51, Cl. OD, 6.50%, 10/25/31               995,625          1,017,526
Trust 2001-70, Cl. LR, 6%, 9/25/30                   138,765            138,794
Trust 2001-72, Cl. NH, 6%, 4/25/30                    29,050             29,104
Trust 2001-74, Cl. PD, 6%, 5/25/30                    19,497             19,452
Trust 2001-82, Cl. ZA, 6.50%, 1/25/32                361,205            371,574
Trust 2002-77, Cl. WF, 5.75%, 12/18/32 5             205,272            206,831
Trust 2002-9, Cl. PC, 6%, 3/25/17                    879,748            891,715
Trust 2003-28, Cl. KG, 5.50%, 4/25/23              1,052,000          1,036,120
Trust 2003-84, Cl. PW, 3%, 6/25/22                   771,255            758,092
Trust 2004-101, Cl. BG, 5%, 1/25/20                1,110,000          1,082,707
Trust 2006-24, Cl. DB, 5.50%, 4/25/26              1,000,000            995,551
Trust 2006-44, Cl. OA, 5.50%, 12/25/26             1,660,000          1,664,177
Trust 2006-46, Cl. SW, 4.583%, 6/25/36 5             297,024            288,994
Trust 2006-50, Cl. KS, 4.583%, 6/25/36 5             798,189            771,696
Trust 2006-50, Cl. SA, 4.583%, 6/25/36 5             242,472            234,540
Trust 2006-50, Cl. SK, 4.583%, 6/25/36 5             765,861            740,153
Trust 2006-57, Cl. PA, 5.50%, 8/25/27              2,215,422          2,218,453
Trust 2006-64, Cl. MD, 5.50%, 7/25/36              2,983,000          2,908,382
--------------------------------------------------------------------------------
Federal National Mortgage Assn.,
Interest-Only Stripped Mtg.-Backed
Security:
Trust 2001-65, Cl. S, 7.004%, 11/25/31 8           1,130,568            108,545
Trust 2001-81, Cl. S, (0.047)%, 1/25/32 8            251,237             23,593
Trust 2002-47, Cl. NS,
(1.251)%, 4/25/32 8                                  536,602             50,772
Trust 2002-51, Cl. S, (1.134)%, 8/25/32 8            492,728             46,584
Trust 2002-52, Cl. SD, (2.64)%, 9/25/32 8            573,378             46,641
Trust 2002-77, Cl. SH,
0.153%, 12/18/32 8                                   325,809             30,062


                        12 | OPPENHEIMER BALANCED FUND/VA

                                                   PRINCIPAL              VALUE
                                                      AMOUNT         SEE NOTE 1
--------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED Continued
Federal National Mortgage Assn.,
Interest-Only Stripped Mtg.-Backed
Security: Continued
Trust 2002-84, Cl. SA, 6.972%,
12/25/32 8                                      $    976,034     $      100,412
Trust 2002-9, Cl. MS, (0.473)%,
3/25/32 8                                            364,145             35,087
Trust 2003-33, Cl. SP, 9.233%, 5/25/33 8           1,061,700            132,980
Trust 2003-4, Cl. S, 6.753%, 2/25/33 8               626,066             65,751
Trust 2003-46, Cl. IH, 6.736%, 6/25/33 8           3,646,879            746,824
Trust 2004-54, Cl. DS, (6.639)%,
11/25/30 8                                           479,796             28,741
Trust 2005-19, Cl. SA, (3.159)%,
3/25/35 8                                          6,556,373            334,895
Trust 2005-40, Cl. SA, (3.22)%,
5/25/35 8                                          1,404,405             68,735
Trust 2005-6, Cl. SE, (3.646)%,
2/25/35 8                                          1,760,227             89,699
Trust 2005-71, Cl. SA, 3.302%,
8/25/25 8                                          1,574,195             91,577
Trust 2006-33, Cl. SP, 11.645%,
5/25/36 8                                          3,234,090            282,235
Trust 222, Cl. 2, 11.975%, 6/1/23 8                  882,409            187,360
Trust 233, Cl. 2, 12.908%, 8/1/23 8                  782,327            168,845
Trust 240, Cl. 2, 15.955%, 9/1/23 8                1,391,801            312,248
Trust 252, Cl. 2, 9.293%, 11/1/23 8                  663,924            152,895
Trust 273, Cl. 2, 11.97%, 8/1/26 8                   188,367             40,146
Trust 319, Cl. 2, 9.936%, 2/1/32 8                   243,244             55,958
Trust 321, Cl. 2, 5.259%, 4/1/32 8                 2,521,837            579,861
Trust 329, Cl. 2, 8.358%, 1/1/33 8                   680,149            157,929
Trust 331, Cl. 9, 8.274%, 2/1/33 8                   704,001            171,675
Trust 334, Cl. 17, 16.631%, 2/1/33 8                 399,830             92,595
Trust 342, Cl. 2, 9.01%, 9/1/33 8                    493,276            112,089
Trust 344, Cl. 2, 4.612%, 12/1/33 8                1,733,236            393,042
Trust 346, Cl. 2, 11.437%, 12/1/33 8               1,271,810            293,869
Trust 362, Cl. 12, 5.435%, 8/1/35 8                1,580,902            333,762
Trust 362, Cl. 13, 5.442%, 8/1/35 8                  877,256            185,634
--------------------------------------------------------------------------------
Federal National Mortgage Assn.,
Principal-Only Stripped Mtg.-Backed
Security, Trust 1993-184, Cl. M,
5.671%, 9/25/23 9                                    295,674            240,366
                                                                 ---------------
                                                                    114,272,921

--------------------------------------------------------------------------------
GNMA/GUARANTEED--0.1%
Government National Mortgage
Assn., 8%, 4/15/23                                   161,236            170,597
--------------------------------------------------------------------------------
Government National Mortgage
Assn., Interest-Only Stripped
Mtg.-Backed Security:
Series 2001-21, Cl. SB, (5.039)%,
1/16/27 8                                            520,547             35,123
Series 2002-15, Cl. SM, (8.305)%,
2/16/32 8                                            584,597             38,407
Series 2002-76, Cl. SY, (4.851)%,
12/16/26 8                                         1,214,303             84,888

                                                   PRINCIPAL              VALUE
                                                      AMOUNT         SEE NOTE 1
--------------------------------------------------------------------------------
GNMA/GUARANTEED Continued
Government National Mortgage
Assn., Interest-Only Stripped
Mtg.-Backed Security: Continued
Series 2004-11, Cl. SM, (7.941)%,
1/17/30 8                                       $    425,124     $       30,055
                                                                 ---------------
                                                                        359,070

--------------------------------------------------------------------------------
NON-AGENCY--3.7%
--------------------------------------------------------------------------------
COMMERCIAL--3.4%
Banc of America Commercial
Mortgage, Inc., Commercial Mtg.
Pass-Through Certificates, Series
2005-3, Cl. A2, 4.501%, 7/10/43                    1,050,000          1,026,202
--------------------------------------------------------------------------------
Banc of America Funding Corp.,
CMO Pass-Through Certificates,
Series 2004-2, Cl. 2A1, 6.50%, 7/20/32               766,585            777,021
--------------------------------------------------------------------------------
Banc of America Mortgage
Securities, Inc., CMO Pass-Through
Certificates:
Series 2005-E, Cl. 2A2, 4.975%,
6/25/35 5                                             62,716             62,611
Series 2004-8, Cl. 5A1, 6.50%, 5/25/32               646,640            652,501
--------------------------------------------------------------------------------
ChaseFlex Trust 2006-2, Multiclass
Mtg. Pass-Through Certificates,
Series 2006-2, Cl. A1B, 5.607%,
8/25/08 4,5                                          537,108            537,671
--------------------------------------------------------------------------------
Citigroup Mortgage Loan Trust
2006-WF1, Asset-Backed
Pass-Through Certificates, Series
2006-WF1, Cl. A2B, 5.536%, 3/1/36                    260,000            259,216
--------------------------------------------------------------------------------
Deutsche Alt-A Securities Mortgage
Loan Trust, Mtg. Pass-Through
Certificates:
Series 2006-AB2, Cl. A7, 5.961%,
6/25/36                                            1,124,942          1,122,894
Series 2006-AB3, Cl. A7, 6.36%,
4/25/08                                              326,045            326,137
--------------------------------------------------------------------------------
GE Capital Commercial Mortgage
Corp., Commercial Mtg.
Obligations, Series 2005-C3, Cl.
A2, 4.853%, 7/10/45                                  620,000            613,069
--------------------------------------------------------------------------------
GMAC Commercial Mortgage
Securities, Inc., Commercial Mtg.
Pass-Through Certificates, Series
1997-C1, Cl. A3, 6.869%, 7/15/29                     191,928            192,665
--------------------------------------------------------------------------------
Greenwich Capital Commercial
Funding Corp., Commercial Mtg.
Pass-Through Certificates:
Series 2005-GG3, Cl. A2, 4.305%,
8/10/42                                              890,000            866,977
Series 2005-GG5, Cl. A2, 5.117%,
4/10/37                                              680,000            678,007


                        13 | OPPENHEIMER BALANCED FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                   PRINCIPAL              VALUE
                                                      AMOUNT         SEE NOTE 1
--------------------------------------------------------------------------------
COMMERCIAL Continued
JPMorgan Chase Commercial
Mortgage Securities Corp.,
Commercial Mtg. Pass-Through
Certificates:
Series 2005-LDP2, Cl. A2, 4.575%,
7/15/42                                         $    260,000     $      254,729
Series 2005-LDP4, Cl. A2, 4.79%,
10/15/42                                             890,000            877,056
--------------------------------------------------------------------------------
LB-UBS Commercial Mortgage
Trust, Commercial Mtg.
Pass-Through Certificates, Series
2005-C5, Cl. A2, 4.885%, 9/15/30                     740,000            733,330
--------------------------------------------------------------------------------
Mastr Alternative Loan Trust, CMO
Pass-Through Certificates:
Series 2004-9, Cl. A3, 4.70%, 8/25/34 5            1,125,264          1,116,344
Series 2004-6, Cl. 10A1, 6%, 7/25/34               1,034,463          1,029,911
--------------------------------------------------------------------------------
Prudential Mortgage Capital Co. II
LLC, Commercial Mtg. Pass-Through
Certificates, Series PRU-HTG
2000-C1, Cl. A2, 7.306%, 10/6/15                     983,000          1,058,828
--------------------------------------------------------------------------------
RALI:
Series 2003-QS1 Trust, Mtg.
Asset-Backed Pass-Through
Certificates, Series 2003-QS1, Cl.
A2, 5.75%, 1/25/33                                   504,922            502,698
Series 2006-QS5 Trust, Mtg.
Asset-Backed Pass-Through
Certificates, Series 2006-QS5, Cl.
2A2, 6%, 4/25/08                                   1,309,289          1,306,940
Series 2006-QS13 Trust, Mtg.
Asset-Backed Pass-Through
Certificates, Series 2006-QS13, Cl.
1A8, 6%, 9/25/36                                   1,231,973          1,230,877
--------------------------------------------------------------------------------
Residential Asset Securitization
Trust 2006-A9CB, CMO
Pass-Through Certificates, Series
2006-A9CB, Cl. A5, 6%, 9/25/36                     1,343,731          1,341,647
--------------------------------------------------------------------------------
Wachovia Bank Commercial
Mortgage Trust 2005-C17,
Commercial Mtg. Obligations,
Series 2005-C17, Cl. A2, 4.782%,
3/15/42                                            1,450,000          1,431,033
--------------------------------------------------------------------------------
Wachovia Bank Commercial
Mortgage Trust 2006-C29,
Commercial Asset-Backed Securities,
Series 2006-C29, Cl. A2, 5.272%,
11/15/48                                             256,000            255,793
--------------------------------------------------------------------------------
WAMU Mortgage Pass-Through
Certificates Series 2005-AR5 Trust,
Series 2005-AR5, Cl. A1, 4.673%,
5/25/35 5                                            371,036            370,264
                                                                 ---------------
                                                                     18,624,421

                                                   PRINCIPAL              VALUE
                                                      AMOUNT         SEE NOTE 1
--------------------------------------------------------------------------------
RESIDENTIAL--0.3%
Countrywide Alternative Loan
Trust, CMO, Series 2005-J1, Cl. 3A1,
6.50%, 8/25/32                                  $  1,526,024     $    1,542,716
                                                                 ---------------
Total Mortgage-Backed Obligations
(Cost $135,674,737)                                                 134,799,128

--------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS--3.4%
--------------------------------------------------------------------------------
Federal Home Loan Bank Unsec.
Bonds, 3.50%, 11/15/07                               650,000            640,615
--------------------------------------------------------------------------------
Federal Home Loan Mortgage
Corp. Unsec. Nts.:
4.125%, 7/12/10                                      807,000            787,061
5.25%, 7/18/11 2                                     870,000            881,294
--------------------------------------------------------------------------------
Federal National Mortgage
Assn. Unsec. Nts.:
4%, 2/28/07                                        1,470,000          1,467,328
4.25%, 7/15/07                                     2,015,000          2,004,603
5%, 10/15/11 2                                     1,200,000          1,203,925
6%, 5/15/11 2                                      1,200,000          1,250,676
7.25%, 1/15/10                                       800,000            851,695
--------------------------------------------------------------------------------
U.S. Treasury Bonds:
4.50%, 2/15/36 2,10                                1,768,000          1,681,812
5.375%, 2/15/31 2                                    193,000            206,797
8.875%, 8/15/17 2                                    687,000            919,238
--------------------------------------------------------------------------------
U.S. Treasury Nts.:
4.375%, 1/31/08 2                                    565,000            561,447
4.625%, 10/31/11-11/15/16 2                        5,665,000          5,643,718
4.875%, 10/31/08 2                                   684,000            684,535
                                                                 ---------------
Total U.S. Government Obligations
(Cost $18,851,123)                                                   18,784,744

--------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES--14.8%
--------------------------------------------------------------------------------
ABN Amro Bank NV (NY Branch),
7.125% Sub. Nts., Series B, 10/15/93                 400,000            448,900
--------------------------------------------------------------------------------
Albertson's, Inc., 8% Sr. Unsec.
Debs., 5/1/31                                        880,000            897,036
--------------------------------------------------------------------------------
BAE Systems Holdings, Inc., 5.20%
Nts., 8/15/15 6                                    1,120,000          1,068,661
--------------------------------------------------------------------------------
Barclays Bank plc, 6.278% Perpetual
Bonds 11                                           1,120,000          1,102,158
--------------------------------------------------------------------------------
Beazer Homes USA, Inc., 6.875%
Sr. Unsec. Nts., 7/15/15 2                           595,000            586,075
--------------------------------------------------------------------------------
British Sky Broadcasting Group
plc, 8.20% Sr. Unsec. Nts., 7/15/09                  665,000            708,496
--------------------------------------------------------------------------------
Bunge Ltd. Finance Corp., 4.375%
Unsec. Nts., 12/15/08                                320,000            313,400
--------------------------------------------------------------------------------
Caesars Entertainment, Inc., 7.50%
Sr. Unsec. Nts., 9/1/09                            1,195,000          1,240,766
--------------------------------------------------------------------------------
CenterPoint Energy, Inc., 7.25%
Sr. Nts., Series B, 9/1/10                         1,510,000          1,592,247
--------------------------------------------------------------------------------
Chancellor Media CCU, 8% Sr.
Unsec. Nts., 11/1/08                                 845,000            878,883


                        14 | OPPENHEIMER BALANCED FUND/VA

                                                   PRINCIPAL              VALUE
                                                      AMOUNT         SEE NOTE 1
--------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES Continued
--------------------------------------------------------------------------------
CIT Group, Inc., 5.40% Sr.
Nts., 3/7/13                                    $  1,070,000     $    1,063,303
--------------------------------------------------------------------------------
Citigroup, Inc., 6.125% Sub.
Nts., 8/25/36                                        445,000            464,993
--------------------------------------------------------------------------------
Clear Channel Communications,
Inc., 6.25% Nts., 3/15/11 2                          710,000            690,614
--------------------------------------------------------------------------------
Coca-Cola Co. (The), 7.375% Unsec.
Debs., 7/29/93                                       360,000            443,812
--------------------------------------------------------------------------------
Comcast Corp., 6.45% Unsec. Nts.,
3/15/37                                            1,280,000          1,284,938
--------------------------------------------------------------------------------
D.R. Horton, Inc.:
5.375% Sr. Unsec. Nts., 6/15/12                      690,000            668,143
6.125% Nts., 1/15/14                                 525,000            522,019
--------------------------------------------------------------------------------
DaimlerChrysler North America
Holding Corp., 7.30% Nts., 1/15/12                 1,085,000          1,152,967
--------------------------------------------------------------------------------
Delhaize America, Inc., 9% Unsub.
Debs., 4/15/31                                       655,000            780,960
--------------------------------------------------------------------------------
Duke Energy Field Services Corp.,
6.875% Sr. Unsec. Nts., 2/1/11                       760,000            795,397
--------------------------------------------------------------------------------
Earthgrains Co. (The), 6.50% Nts.,
4/15/09                                              335,000            340,882
--------------------------------------------------------------------------------
Eastman Kodak Co., 3.625% Nts.,
Series A, 5/15/08                                    131,000            126,941
--------------------------------------------------------------------------------
EchoStar DBS Corp., 5.75% Sr. Unsec.
Nts., 10/1/08                                        900,000            898,875
--------------------------------------------------------------------------------
El Paso Corp.:
6.50% Sr. Unsec. Nts., 6/1/08                        210,000            212,888
7.625% Sr. Unsec. Nts., 9/1/08                       780,000            807,300
--------------------------------------------------------------------------------
Enbridge Energy Partners LP, 5.95%
Sr. Unsec. Nts., Series B, 6/1/33                    275,000            254,706
--------------------------------------------------------------------------------
Energy Transfer Partners LP:
5.65% Sr. Unsec. Unsub. Nts., 8/1/12                 200,000            199,394
6.625% Sr. Nts., 10/15/36                            440,000            454,548
--------------------------------------------------------------------------------
Enterprise Products Operating LP,
7.50% Sr. Unsec. Unsub. Nts., 2/1/11                 995,000          1,062,038
--------------------------------------------------------------------------------
EOP Operating LP, 8.10% Unsec.
Nts., 8/1/10                                       1,345,000          1,483,162
--------------------------------------------------------------------------------
Federated Department Stores, Inc.,
6.625% Sr. Unsec. Nts., 9/1/08                       760,000            772,660
--------------------------------------------------------------------------------
FirstEnergy Corp., 7.375% Sr. Unsub.
Nts., Series C, 11/15/31                             410,000            468,342
--------------------------------------------------------------------------------
Ford Motor Credit Co., 9.75% Sr.
Unsec. Nts., 9/15/10 6                             2,030,000          2,161,205
--------------------------------------------------------------------------------
Gap, Inc. (The):
6.90% Nts., 9/15/07                                  685,000            689,859
9.445% Unsub. Nts., 12/15/08 5                       141,000            150,591
--------------------------------------------------------------------------------
General Motors Acceptance Corp.,
8% Bonds, 11/1/31                                    930,000          1,070,803
--------------------------------------------------------------------------------
Goldman Sachs Capital, Inc. (The),
6.345% Sub. Bonds, 2/15/34                         1,090,000          1,106,932

                                                   PRINCIPAL              VALUE
                                                      AMOUNT         SEE NOTE 1
--------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES Continued
--------------------------------------------------------------------------------
HBOS plc, 6.413% Sub. Perpetual
Bonds, Series A 6,11                            $  1,100,000     $    1,096,174
--------------------------------------------------------------------------------
HCA, Inc., 8.75% Sr. Nts., 9/1/10                  1,075,000          1,123,375
--------------------------------------------------------------------------------
Heinz (H.J.) Co., 6.428% Bonds,
12/1/08 6                                            150,000            152,744
--------------------------------------------------------------------------------
Hilton Hotels Corp., 8.25% Sr.
Unsec. Nts., 2/15/11                                 785,000            845,838
--------------------------------------------------------------------------------
HSBC Finance Capital Trust IX,
5.911% Nts., 11/30/35 5                            1,600,000          1,610,672
--------------------------------------------------------------------------------
Hyatt Equities LLC, 6.875% Nts.,
6/15/07 6                                          1,045,000          1,049,457
--------------------------------------------------------------------------------
Hyundai Motor Manufacturing
Alabama LLC, 5.30% Sr. Unsec.
Nts., 12/19/08 6                                     610,000            606,148
--------------------------------------------------------------------------------
IPALCO Enterprises, Inc., 8.375%
Sr. Sec. Nts., 11/14/08 5                            540,000            562,950
--------------------------------------------------------------------------------
iStar Financial, Inc., 5.15% Sr.
Unsec. Nts., 3/1/12                                1,090,000          1,061,246
--------------------------------------------------------------------------------
J.C. Penney Co., Inc., 9% Nts., 8/1/12               275,000            314,797
--------------------------------------------------------------------------------
JPMorgan Chase & Co., 5.15% Sub.
Nts., 10/1/15                                      1,065,000          1,046,913
--------------------------------------------------------------------------------
K. Hovnanian Enterprises, Inc.,
6.50% Sr. Nts., 1/15/14                              925,000            901,875
--------------------------------------------------------------------------------
Kaneb Pipe Line Operating
Partnership LP:
5.875% Sr. Unsec. Nts., 6/1/13                       175,000            175,744
7.75% Sr. Unsec. Nts., 2/15/12                       100,000            109,102
--------------------------------------------------------------------------------
KB Home, 5.75% Sr. Unsec. Unsub.
Nts., 2/1/14                                         750,000            693,938
--------------------------------------------------------------------------------
Kinder Morgan Energy Partners
LP, 7.30% Sr. Unsec. Nts., 8/15/33                   975,000          1,060,587
--------------------------------------------------------------------------------
Kroger Co. (The), 5.50% Unsec.
Unsub. Nts., 2/1/13                                1,110,000          1,099,414
--------------------------------------------------------------------------------
Lennar Corp., 7.625% Sr. Unsec.
Nts., 3/1/09 2                                       980,000          1,020,753
--------------------------------------------------------------------------------
Liberty Media Corp., 7.875% Sr.
Nts., 7/15/09                                        290,000            303,869
--------------------------------------------------------------------------------
Limited Brands, Inc., 6.125% Sr.
Unsec. Nts., 12/1/12                               1,090,000          1,103,285
--------------------------------------------------------------------------------
Marsh & McLennan Cos., Inc.:
5.875% Sr. Unsec. Bonds, 8/1/33                      705,000            644,173
7.125% Sr. Unsec. Nts., 6/15/09                      590,000            610,029
--------------------------------------------------------------------------------
May Department Stores Co., 7.90%
Unsec. Debs., 10/15/07                               410,000            416,204
--------------------------------------------------------------------------------
MBIA, Inc., 5.70% Sr. Unsec. Unsub.
Nts., 12/1/34                                      1,115,000          1,064,923
--------------------------------------------------------------------------------
MeadWestvaco Corp., 6.85% Unsec.
Unsub. Nts., 4/1/12 2                              1,030,000          1,080,534
--------------------------------------------------------------------------------
MGM Mirage, Inc., 6% Sr. Sec.
Nts., 10/1/09                                      1,085,000          1,087,713


                        15 | OPPENHEIMER BALANCED FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                   PRINCIPAL              VALUE
                                                      AMOUNT         SEE NOTE 1
--------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES Continued
--------------------------------------------------------------------------------
Mission Energy Holding Co.,
13.50% Sr. Sec. Nts., 7/15/08                   $    935,000     $    1,035,513
--------------------------------------------------------------------------------
Monongahela Power Co., 7.36%
Unsec. Nts., Series A, 1/15/10                       695,000            728,580
--------------------------------------------------------------------------------
Morgan Stanley, 4.75% Sub.
Nts., 4/1/14                                       1,120,000          1,072,475
--------------------------------------------------------------------------------
NCR Corp., 7.125% Sr. Unsec. Unsub.
Nts., 6/15/09                                        100,000            102,615
--------------------------------------------------------------------------------
NiSource Finance Corp., 7.875% Sr.
Unsec. Nts., 11/15/10                              1,450,000          1,565,639
--------------------------------------------------------------------------------
ONEOK Partners LP:
7.10% Sr. Unsec. Nts., 3/15/11                       150,000            157,839
6.65% Nts., 10/1/36                                  520,000            533,615
--------------------------------------------------------------------------------
Pemex Project Funding Master
Trust, 7.875% Unsec. Unsub.
Nts., 2/1/09                                       1,025,000          1,076,763
--------------------------------------------------------------------------------
Petroleum Export Ltd. Cayman
SPV, 4.623% Sr. Nts., Cl. A1, 6/15/10 6            1,398,444          1,377,122
--------------------------------------------------------------------------------
PF Export Receivables Master
Trust, 3.748% Sr. Nts., Series B, 6/1/13 6           338,601            317,565
--------------------------------------------------------------------------------
Popular North America, Inc., 4.70%
Nts., 6/30/09                                      1,360,000          1,332,083
--------------------------------------------------------------------------------
Prudential Holdings LLC, 8.695%
Bonds, Series C, 12/18/23 6                        1,095,000          1,342,131
--------------------------------------------------------------------------------
Prudential Insurance Co. of America,
8.30% Nts., 7/1/25                                 1,110,000          1,397,201
--------------------------------------------------------------------------------
PSEG Funding Trust I, 5.381% Nts.,
11/16/07                                             690,000            688,698
--------------------------------------------------------------------------------
Pulte Homes, Inc., 4.875% Nts.,
7/15/09                                            1,075,000          1,059,184
--------------------------------------------------------------------------------
Qwest Corp., 5.625% Unsec. Nts.,
11/15/08                                             131,000            131,819
--------------------------------------------------------------------------------
R&B Falcon Corp., 9.50% Sr. Unsec.
Nts., 12/15/08                                       500,000            537,603
--------------------------------------------------------------------------------
R.J. Reynolds Tobacco Holdings,
Inc., 6.50% Unsec. Nts., 6/1/07                       30,000             30,190
--------------------------------------------------------------------------------
Reed Elsevier Capital, Inc., 4.625%
Nts., 6/15/12                                        480,000            458,996
--------------------------------------------------------------------------------
Reynolds American, Inc., 6.50% Sr.
Sec. Nts., 6/1/07                                    665,000            669,218
--------------------------------------------------------------------------------
Royal Caribbean Cruises Ltd., 7%
Sr. Unsec. Unsub. Nts., 10/15/07                     294,000            298,137
--------------------------------------------------------------------------------
Safeway, Inc., 6.50% Sr. Unsec.
Nts., 3/1/11                                       1,560,000          1,615,378
--------------------------------------------------------------------------------
Sara Lee Corp., 2.75% Unsec.
Nts., 6/15/08                                        450,000            432,538
--------------------------------------------------------------------------------
Telecom Italia Capital SpA:
4% Sr. Unsec. Nts., 11/15/08                         525,000            511,499
4% Unsec. Unsub. Nts., 1/15/10                       575,000            549,447
--------------------------------------------------------------------------------
Telefonos de Mexico SA de CV,
4.50% Nts., 11/19/08                               1,085,000          1,070,855

                                                   PRINCIPAL              VALUE
                                                      AMOUNT         SEE NOTE 1
--------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES Continued
--------------------------------------------------------------------------------
Telus Corp., 8% Nts., 6/1/11                    $    950,000     $    1,039,829
--------------------------------------------------------------------------------
TEPPCO Partners LP:
6.125% Nts., 2/1/13                                  490,000            490,662
7.625% Sr. Unsec. Nts., 2/15/12                      145,000            156,073
--------------------------------------------------------------------------------
Time Warner Entertainment Co.
LP, 8.375% Sr. Nts., 7/15/33                         860,000          1,042,477
--------------------------------------------------------------------------------
Tribune Co., 5.50% Nts., Series E,
10/6/08                                              595,000            589,202
--------------------------------------------------------------------------------
TXU Energy Co., 6.125% Nts.,
3/15/08                                              755,000            759,971
--------------------------------------------------------------------------------
Univision Communications, Inc.:
3.50% Sr. Unsec. Nts., 10/15/07                      670,000            655,685
3.875% Sr. Unsec. Nts., 10/15/08                     315,000            300,564
--------------------------------------------------------------------------------
Valero Logistics Operations LP,
6.05% Nts., 3/15/13                                  760,000            766,582
--------------------------------------------------------------------------------
Vornado Realty LP, 5.625% Sr.
Unsec. Unsub. Nts., 6/15/07                        1,175,000          1,174,349
--------------------------------------------------------------------------------
Westar Energy, Inc., 7.125% Sr.
Unsec. Nts., 8/1/09                                  890,000            924,366
--------------------------------------------------------------------------------
Williams Cos., Inc. Credit Linked
Certificate Trust (The), 6.75%
Nts., 4/15/09 4                                    1,050,000          1,073,625
--------------------------------------------------------------------------------
Xerox Corp., 9.75% Sr. Unsec.
Nts., 1/15/09                                        980,000          1,063,300
--------------------------------------------------------------------------------
Yum! Brands, Inc., 7.70% Sr.
Nts., 7/1/12                                         750,000            820,805
                                                                 ---------------
Total Non-Convertible Corporate
Bonds and Notes (Cost $79,799,007)                                   80,757,544

                                                      SHARES
--------------------------------------------------------------------------------
MONEY MARKET FUND--2.9%
--------------------------------------------------------------------------------
Oppenheimer Institutional Money
Market Fund, Cl. E, 5.25% 12,13
(Cost $15,913,062)                                15,913,062         15,913,062

--------------------------------------------------------------------------------
Total Investments, at Value
(excluding Investments
Purchased with Cash Collateral
from Securities Loaned)
(Cost $498,043,437)                                                 571,329,872


                        16 | OPPENHEIMER BALANCED FUND/VA

                                                   PRINCIPAL              VALUE
                                                      AMOUNT         SEE NOTE 1
--------------------------------------------------------------------------------
INVESTMENTS PURCHASED WITH CASH COLLATERAL
FROM SECURITIES LOANED--7.5% 14
--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS--7.1%
Undivided interest of 0.95% in joint repurchase
agreement (Principal Amount/Value
$4,100,000,000, with a maturity value of
$4,102,437,222) with Nomura Securities, 5.35%,
dated 12/29/06, to be repurchased
at $39,072,095 on 1/2/07, collateralized by
U.S. Agency Mortgages, 0.00%-22.12%,
3/15/14-5/1/46, with a value of
$4,182,000,000                                  $ 39,048,883     $   39,048,883

                                                   PRINCIPAL              VALUE
                                                      AMOUNT         SEE NOTE 1
--------------------------------------------------------------------------------
YANKEE FLOATING CERTIFICATE OF DEPOSIT--0.4%
Natexis Banques Populaires NY,
5.34%, 1/2/07                                   $  2,000,000     $    2,000,000
                                                                 ---------------
Total Investments Purchased with
Cash Collateral from Securities
Loaned (Cost $41,048,883)                                            41,048,883

--------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE
(COST $539,092,320)                                    112.0%       612,378,755
--------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                  (12.0)       (65,377,150)
                                                --------------------------------
NET ASSETS                                             100.0%    $  547,001,605
                                                ================================

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income producing security.

2. Partial or fully-loaned security. See Note 10 of accompanying Notes.

3. A sufficient amount of liquid assets has been designated to cover outstanding written call options, as follows:

                       CONTRACTS   EXPIRATION   EXERCISE    PREMIUM        VALUE
                 SUBJECT TO CALL         DATE      PRICE   RECEIVED   SEE NOTE 1
--------------------------------------------------------------------------------
Amgen, Inc.                   89      4/23/07        $75    $46,768      $11,125

4. Illiquid security. The aggregate value of illiquid securities as of December 31, 2006 was $1,791,592, which represents 0.33% of the Fund's net assets. See
Note 9 of accompanying Notes.

5. Represents the current interest rate for a variable or increasing rate security.

6. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $10,309,748 or 1.88% of the Fund's net assets as of December 31, 2006.

7. When-issued security or forward commitment to be delivered and settled after December 31, 2006. See Note 1 of accompanying Notes.

8. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $6,664,916 or 1.22% of the Fund's net assets as of December 31, 2006.

9. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $332,182 or 0.06% of the Fund's net assets as of December 31, 2006.

10. All or a portion of the security is held in collateralized accounts to cover initial margin requirements on open futures contracts. The aggregate market value of such securities is $1,236,626. See Note 6 of accompanying Notes.

11. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

12. Represents ownership of an affiliated fund, at or during the period ended December 31, 2006. Transactions during the period in which the issuer was an affiliate are as follows:

                                                                           SHARES          GROSS          GROSS               SHARES
                                                                DECEMBER 31, 2005      ADDITIONS     REDUCTIONS    DECEMBER 31, 2006
------------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Institutional Money Market Fund, Cl. E, 5.25%*                     --     67,843,655     51,930,593           15,913,062

                                                                                                          VALUE             DIVIDEND
                                                                                                     SEE NOTE 1               INCOME
------------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Institutional Money Market Fund, Cl. E, 5.25%*                                          $15,913,062             $226,614

* The money market fund and the Fund are affiliated by having the same investment advisor.

13. Rate shown is the 7-day yield as of December 31, 2006.

14. The security/securities have been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 10 of accompanying Notes.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                        17 | OPPENHEIMER BALANCED FUND/VA

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2006
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
ASSETS
-----------------------------------------------------------------------------------------------------------------------
Investments, at value--see accompanying statement of investments:
Unaffiliated companies (cost $523,179,258)                                                               $ 596,465,693
Affiliated companies (cost $15,913,062)                                                                     15,913,062
                                                                                                         --------------
                                                                                                           612,378,755
-----------------------------------------------------------------------------------------------------------------------
Cash                                                                                                            32,618
-----------------------------------------------------------------------------------------------------------------------
Unrealized appreciation on swap contracts                                                                      234,018
-----------------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold (including $7,205,196 sold on a when-issued basis or forward commitment)                   10,076,306
Interest, dividends and principal paydowns                                                                   2,804,922
Futures margins                                                                                                 20,599
Other                                                                                                           22,490
                                                                                                         --------------
Total assets                                                                                               625,569,708

-----------------------------------------------------------------------------------------------------------------------
LIABILITIES
-----------------------------------------------------------------------------------------------------------------------
Options written, at value (premiums received $46,768)--see accompanying statement of investments                11,125
-----------------------------------------------------------------------------------------------------------------------
Return of collateral for securities loaned                                                                  41,048,883
-----------------------------------------------------------------------------------------------------------------------
Unrealized depreciation on swap contracts                                                                      209,969
-----------------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased (including $36,396,850 purchased on a when-issued basis or forward commitment)        36,723,640
Shares of beneficial interest redeemed                                                                         411,393
Distribution and service plan fees                                                                              67,923
Shareholder communications                                                                                      48,421
Trustees' compensation                                                                                          15,880
Transfer and shareholder servicing agent fees                                                                    1,725
Other                                                                                                           29,144
                                                                                                         --------------
Total liabilities                                                                                           78,568,103

-----------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                               $ 547,001,605
                                                                                                         ==============

-----------------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
Par value of shares of beneficial interest                                                               $      30,963
-----------------------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                                 417,345,514
-----------------------------------------------------------------------------------------------------------------------
Accumulated net investment income                                                                           13,444,735
-----------------------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and foreign currency transactions                              42,592,233
-----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of assets and
liabilities denominated in foreign currencies                                                               73,588,160
                                                                                                         --------------
NET ASSETS                                                                                               $ 547,001,605
                                                                                                         ==============

-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
-----------------------------------------------------------------------------------------------------------------------
Non-Service Shares:
Net asset value, redemption price per share and offering price per share
(based on net assets of $435,638,757 and 24,622,795 shares of beneficial interest outstanding)           $       17.69
-----------------------------------------------------------------------------------------------------------------------
Service Shares:
Net asset value, redemption price per share and offering price per share
(based on net assets of $111,362,848 and 6,339,774 shares of beneficial interest outstanding)            $       17.57

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                        18 | OPPENHEIMER BALANCED FUND/VA

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2006
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
-----------------------------------------------------------------------------------------------------------------------
Interest                                                                                                 $  13,669,624
-----------------------------------------------------------------------------------------------------------------------
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $108,963)                                        3,561,909
Affiliated companies                                                                                           226,614
-----------------------------------------------------------------------------------------------------------------------
Portfolio lending fees                                                                                         198,706
                                                                                                         --------------
Total investment income                                                                                     17,656,853

-----------------------------------------------------------------------------------------------------------------------
EXPENSES
-----------------------------------------------------------------------------------------------------------------------
Management fees                                                                                              4,020,826
-----------------------------------------------------------------------------------------------------------------------
Distribution and service plan fees--Service shares                                                             249,902
-----------------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Non-Service shares                                                                                              10,120
Service shares                                                                                                  10,014
-----------------------------------------------------------------------------------------------------------------------
Shareholder communications:
Non-Service shares                                                                                              59,572
Service shares                                                                                                  13,386
-----------------------------------------------------------------------------------------------------------------------
Trustees' compensation                                                                                          13,760
-----------------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                                     10,598
-----------------------------------------------------------------------------------------------------------------------
Administration service fees                                                                                      1,500
-----------------------------------------------------------------------------------------------------------------------
Other                                                                                                           49,536
                                                                                                         --------------
Total expenses                                                                                               4,439,214
Less waivers and reimbursements of expenses                                                                     (4,303)
                                                                                                         --------------
Net expenses                                                                                                 4,434,911

-----------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                       13,221,942

-----------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------
Net realized gain on:
Investments                                                                                                 47,956,962
Closing and expiration of option contracts written                                                             109,425
Closing and expiration of futures contracts                                                                    832,920
Foreign currency transactions                                                                                  420,870
Swap contracts                                                                                                 122,209
                                                                                                         --------------
Net realized gain                                                                                           49,442,386
-----------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments                                                                                                 (5,140,761)
Translation of assets and liabilities denominated in foreign currencies                                        182,101
Futures contracts                                                                                              (18,386)
Option contracts                                                                                               (30,516)
Swap contracts                                                                                                  14,078
                                                                                                         --------------
Net change in unrealized appreciation                                                                       (4,993,484)

-----------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                     $  57,670,844
                                                                                                         ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                        19 | OPPENHEIMER BALANCED FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31,                                                                          2006             2005
-----------------------------------------------------------------------------------------------------------------------
OPERATIONS
-----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                   $  13,221,942    $  11,621,499
-----------------------------------------------------------------------------------------------------------------------
Net realized gain                                                                          49,442,386       31,133,140
-----------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                                      (4,993,484)     (20,360,340)
                                                                                        -------------------------------
Net increase in net assets resulting from operations                                       57,670,844       22,394,299

-----------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------------------------------
Dividends from net investment income:
Non-Service shares                                                                        (10,383,550)      (9,339,985)
Service shares                                                                             (1,826,958)      (1,047,623)
                                                                                        -------------------------------
                                                                                          (12,210,508)     (10,387,608)
-----------------------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Non-Service shares                                                                        (22,826,230)     (19,081,318)
Service shares                                                                             (4,434,656)      (2,361,220)
                                                                                        -------------------------------
                                                                                          (27,260,886)     (21,442,538)

-----------------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
beneficial interest transactions:
Non-Service shares                                                                        (81,734,942)     (34,790,673)
Service shares                                                                             18,628,043       29,195,366
                                                                                        -------------------------------
                                                                                          (63,106,899)      (5,595,307)

-----------------------------------------------------------------------------------------------------------------------
NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
Total decrease                                                                            (44,907,449)     (15,031,154)
-----------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                       591,909,054      606,940,208
                                                                                        -------------------------------
End of period (including accumulated net investment income of $13,444,735
and $12,162,267, respectively)                                                          $ 547,001,605    $ 591,909,054
                                                                                        ===============================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                        20 | OPPENHEIMER BALANCED FUND/VA

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

NON-SERVICE SHARES  YEAR ENDED DECEMBER 31,                 2006            2005           2004           2003          2002
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $   17.07       $   17.35     $    15.92     $    13.16     $   15.40
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                        .40 1           .33 1          .26 1          .27           .50
Net realized and unrealized gain (loss)                     1.38             .31           1.33           2.90         (2.02)
                                                       ------------------------------------------------------------------------
Total from investment operations                            1.78             .64           1.59           3.17         (1.52)
-------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                        (.36)           (.30)          (.16)          (.41)         (.51)
Distributions from net realized gain                        (.80)           (.62)            --             --          (.21)
                                                       ------------------------------------------------------------------------
Total dividends and/or distributions to shareholders       (1.16)           (.92)          (.16)          (.41)         (.72)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $   17.69       $   17.07     $    17.35     $    15.92     $   13.16
                                                       ========================================================================

-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                         11.15%           3.89%         10.10%         24.96%       (10.40)%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)               $ 435,639       $ 503,753     $  547,290     $  533,710     $ 458,848
-------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                      $ 456,513       $ 522,754     $  528,655     $  475,389     $ 517,516
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                       2.42%           1.98%          1.59%          1.82%         3.31%
Total expenses                                              0.75% 4,5       0.74% 6        0.74% 6        0.76% 6       0.74% 6
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                       76% 7           67% 7          68% 7         248%           42%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Expenses including indirect expenses from affiliated fund were as follows:

     Year Ended December 31, 2006       0.75%

5. Voluntary waiver of affiliated funds management fees less than 0.01%.

6. Reduction to custodian expenses less than 0.01%.

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

                                      PURCHASE TRANSACTIONS   SALE TRANSACTIONS
   ----------------------------------------------------------------------------
   Year Ended December 31, 2006              $  612,825,833      $  666,549,894
   Year Ended December 31, 2005               1,224,652,741       1,250,455,539
   Year Ended December 31, 2004               1,460,076,994       1,473,590,963

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                        21 | OPPENHEIMER BALANCED FUND/VA

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

SERVICE SHARES  YEAR ENDED DECEMBER 31,                     2006            2005           2004           2003          2002 1
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $   16.97       $   17.26     $    15.87     $    13.14     $   14.51
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                        .36 2           .29 2          .23 2          .39           .13
Net realized and unrealized gain (loss)                     1.37             .31           1.31           2.74         (1.50)
                                                       ------------------------------------------------------------------------
Total from investment operations                            1.73             .60           1.54           3.13         (1.37)
-------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                        (.33)           (.27)          (.15)          (.40)           --
Distributions from net realized gain                        (.80)           (.62)            --             --            --
                                                       ------------------------------------------------------------------------
Total dividends and/or distributions to shareholders       (1.13)           (.89)          (.15)          (.40)           --
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $   17.57       $   16.97     $    17.26     $    15.87     $   13.14
                                                       ========================================================================

-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                         10.86%           3.67%          9.79%         24.69%        (9.44)%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)               $ 111,363       $  88,156     $   59,650     $   25,302     $   2,306
-------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                      $ 100,010       $  72,977     $   39,851     $    9,908     $   1,037
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                       2.17%           1.74%          1.41%          1.37%         3.30%
Total expenses                                              1.01% 5,6       1.00% 7        1.02% 7        1.01% 7       0.99% 7
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                       76% 8           67% 8          68% 8         248%           42%

1. For the period from May 1, 2002 (inception of offering) to December 31, 2002.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods of less than one full year.

5. Expenses including indirect expenses from affiliated fund were as follows:

     Year Ended December 31, 2006       1.01%

6. Voluntary waiver of affiliated funds management fees less than 0.01%.

7. Reduction to custodian expenses less than 0.01%.

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

                                      PURCHASE TRANSACTIONS   SALE TRANSACTIONS
   ----------------------------------------------------------------------------
   Year Ended December 31, 2006              $  612,825,833      $  666,549,894
   Year Ended December 31, 2005               1,224,652,741       1,250,455,539
   Year Ended December 31, 2004               1,460,076,994       1,473,590,963

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                        22 | OPPENHEIMER BALANCED FUND/VA

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Balanced Fund/VA (the Fund), is a separate series of Oppenheimer Variable Account Funds, an open end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high total investment return, which includes current income and capital appreciation in the value of its shares. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

      The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities listed or traded on National Stock Exchanges or other domestic exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ(R) are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued. Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Investments in open-end registered investment companies (including affiliated funds) are valued at that fund's net asset value. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
SECURITIES ON A WHEN-ISSUED BASIS OR FORWARD COMMITMENT. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis or forward commitment take place generally at least ten days or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued basis or forward commitment may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase. As of December 31, 2006,


                        23 | OPPENHEIMER BALANCED FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

the Fund had purchased $36,396,850 of securities issued on a when-issued basis or forward commitment and sold $7,205,196 of securities issued on a when-issued basis or forward commitment.

      In connection with its ability to purchase or sell securities on a when-issued basis, the Fund may enter into forward roll transactions with respect to mortgage-related securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

      Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-related pools.

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Trustees.

      Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
AFFILIATED FUNDS. The Fund is permitted to invest daily available cash balances in affiliated money market funds. Each day, the Fund invests the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") which seeks current income and stability of principal. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment advisor of IMMF. The Fund's investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
INVESTMENTS WITH OFF BALANCE SHEET RISK. The Fund enters into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Fund's Statement of Assets and Liabilities.


                        24 | OPPENHEIMER BALANCED FUND/VA

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                                  NET UNREALIZED
                                                                    APPRECIATION
                                                                BASED ON COST OF
                                                                  SECURITIES AND
      UNDISTRIBUTED    UNDISTRIBUTED            ACCUMULATED    OTHER INVESTMENTS
      NET INVESTMENT       LONG-TERM                   LOSS   FOR FEDERAL INCOME
      INCOME                    GAIN   CARRYFORWARD 1,2,3,4         TAX PURPOSES
      --------------------------------------------------------------------------
      $14,779,244        $41,618,992               $291,587          $73,534,353

1. The Fund had $180 of post-October foreign currency losses which were deferred.

2. The Fund had $291,407 of straddle losses which were deferred.

3. During the fiscal year ended December 31, 2006, the Fund did not utilize any capital loss carryforward.

4. During the fiscal year ended December 31, 2005, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for December 31, 2006. Net assets of the Fund were unaffected by the reclassifications.

                                          INCREASE                  DECREASE
                                    TO ACCUMULATED        TO ACCUMULATED NET
      INCREASE                      NET INVESTMENT             REALIZED GAIN
      TO PAID-IN CAPITAL                    INCOME          ON INVESTMENTS 5
      ----------------------------------------------------------------------
      $5,842,781                          $271,034                $6,113,815

5. $5,842,781, including $5,663,677 of long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the years ended December 31, 2006 and December 31, 2005 was as follows:

                                         YEAR ENDED                YEAR ENDED
                                  DECEMBER 31, 2006         DECEMBER 31, 2005
      -----------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                 $  15,967,610             $  10,387,608
      Long-term capital gain             23,503,784                21,442,538
                                      ---------------------------------------
      Total                           $  39,471,394             $  31,830,146
                                      =======================================

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2006 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.


                        25 | OPPENHEIMER BALANCED FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

             Federal tax cost of securities          $ 539,128,378
             Federal tax cost of other investments     (58,285,567)
                                                     --------------
             Total federal tax cost                  $ 480,842,811
                                                     ==============

             Gross unrealized appreciation           $  81,639,790
             Gross unrealized depreciation              (8,105,437)
                                                     --------------
             Net unrealized appreciation             $  73,534,353
                                                     ==============

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                        26 | OPPENHEIMER BALANCED FUND/VA

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                              YEAR ENDED DECEMBER 31, 2006     YEAR ENDED DECEMBER 31, 2005
                                                   SHARES           AMOUNT          SHARES           AMOUNT
------------------------------------------------------------------------------------------------------------
NON-SERVICE SHARES
Sold                                              714,924    $  11,819,806       1,776,358    $  29,867,328
Dividends and/or distributions reinvested       2,069,145       33,209,780       1,726,689       28,421,303
Redeemed                                       (7,669,019)    (126,764,528)     (5,537,549)     (93,079,304)
                                               -------------------------------------------------------------
Net decrease                                   (4,884,950)   $ (81,734,942)     (2,034,502)   $ (34,790,673)
                                               =============================================================

SERVICE SHARES
Sold                                            1,978,250    $  32,390,681       1,918,395    $  32,184,682
Dividends and/or distributions reinvested         392,086        6,261,614         207,983        3,408,843
Redeemed                                       (1,226,866)     (20,024,252)       (385,436)      (6,398,159)
                                               -------------------------------------------------------------
Net increase                                    1,143,470    $  18,628,043       1,740,942    $  29,195,366
                                               =============================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and money market funds, for the year ended December 31, 2006, were as follows:

                                               PURCHASES           SALES
      ------------------------------------------------------------------
      Investment securities                 $327,098,095    $374,792,936
      U.S. government and government
      agency obligations                      54,372,214      66,701,912
      To Be Announced (TBA)
      mortgage-related securities            612,825,833     666,549,894

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of average net assets as shown in the following table:

      FEE SCHEDULE
      ----------------------------------------------------
      Up to $200 million                            0.75%
      Next $200 million                             0.72
      Next $200 million                             0.69
      Next $200 million                             0.66
      Over $800 million                             0.60

--------------------------------------------------------------------------------
ADMINISTRATION SERVICE FEES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended December 31, 2006, the Fund paid $20,164 to OFS for services to the Fund.

      Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $10,000 per class, for class level assets of $10 million or more. Each class is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FOR SERVICE SHARES. The Fund has adopted a Distribution and Service Plan for Service shares to pay OppenheimerFunds Distributor, Inc. (the Distributor), for distribution related services, personal service and account maintenance for the Fund's Service shares. Under the plan, payments are made periodically at an annual rate of


                        27 | OPPENHEIMER BALANCED FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

up to 0.25% of the average annual net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. The impact of the service plan is to increase operating expenses of the Service shares, which results in lower performance compared to the Fund's shares that are not subject to a service fee. Fees incurred by the Fund under the plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.

      The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF. During the year ended December 31, 2006, the Manager waived $4,303 for IMMF management fees.

--------------------------------------------------------------------------------
5. FOREIGN CURRENCY CONTRACTS

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

      The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.

      The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Contracts closed or settled with the same broker are recorded as net realized gains or losses. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

      As of December 31, 2006, the Fund had no outstanding foreign currency contracts.

--------------------------------------------------------------------------------
6. FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a negotiated price on a stipulated future date. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices (financial futures) or debt securities (interest rate futures) in order to gain exposure to or protection from changes in market value of stocks and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.

      The Fund generally sells futures contracts as a hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying securities.

      Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or has expired.

      Cash held by the broker to cover initial margin requirements on open futures contracts is noted in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported in the Statement of


                        28 | OPPENHEIMER BALANCED FUND/VA

Operations at the closing and expiration of futures contracts. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations.

      Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of December 31, 2006, the Fund had outstanding futures contracts as follows:

                                                                                 UNREALIZED
                                EXPIRATION   NUMBER OF     VALUATION AS OF     APPRECIATION
CONTRACT DESCRIPTION                 DATES   CONTRACTS   DECEMBER 31, 2006    (DEPRECIATION)
--------------------------------------------------------------------------------------------
CONTRACTS TO PURCHASE
U.S. Long Bonds                    3/21/07         160        $ 17,830,000      $  (226,586)
                                                                                ------------

CONTRACTS TO SELL
Euro-Bundesobligation, 10 yr.       3/8/07          59           9,036,724          223,746
U.S. Treasury Nts., 2 yr.          3/30/07         245          49,987,656          121,360
U.S. Treasury Nts., 5 yr.          3/30/07          65           6,829,063           40,101
U.S Treasury Nts., 10 yr.          3/21/07          93           9,994,594           80,373
                                                                                ------------
                                                                                    465,580
                                                                                ------------
                                                                                $   238,994
                                                                                ============

--------------------------------------------------------------------------------
7. OPTION ACTIVITY

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

      The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

      Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

      Securities designated to cover outstanding call or put options are noted in the Statement of Investments where applicable. Contracts subject to call or put, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.

      The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the year ended December 31, 2006 was as follows:

                                                        CALL OPTIONS
                                           --------------------------
                                           NUMBER OF       AMOUNT OF
                                           CONTRACTS        PREMIUMS
      ---------------------------------------------------------------
      Options outstanding as of
      December 31, 2005                          539       $  66,159
      Options written                            549          90,034
      Options closed or expired                 (999)       (109,425)
                                           --------------------------
      Options outstanding as of
      December 31, 2006                           89       $  46,768
                                           ==========================


                        29 | OPPENHEIMER BALANCED FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
8. CREDIT DEFAULT SWAP CONTRACTS

Credit default swaps are designed to transfer the credit exposure of fixed income products between counterparties. The Fund may enter into credit default swaps, both directly ("unfunded swaps") and indirectly in the form of a swap embedded within a structured note ("funded swaps"), to protect against the risk that a security will default. Unfunded and funded credit default swaps may be on a single security, or a basket of securities. The Fund may take a short position (purchaser of credit protection) or a long position (seller of credit protection) in the credit default swap. Risks of credit default swaps include, but are not limited to, the cost of paying for credit protection if there are no credit events, pricing transparency when assessing the cost of a credit default swap, counterparty risk, and the need to fund the delivery obligation (either cash or defaulted bonds depending on whether the Fund is long or short the swap, respectively).

      The Fund would take a short position in a credit default swap (the "unfunded swap") against a long portfolio position to decrease exposure to specific high yield issuers. As a purchaser of credit protection under a swap contract, the Fund pays a periodic interest fee on the notional amount to the counterparty. This interest fee is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized loss upon payment. Upon occurrence of a specific credit event with respect to the underlying referenced debt obligation, the Fund is obligated to deliver that security to the counterparty in exchange for receipt of the notional amount from the counterparty. The difference between the value of the security delivered and the notional amount received is recorded as realized gain and is included on the Statement of Operations. Credit default swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the amount due to (owed by) the Fund at termination or settlement and disclosed separately on the Statement of Assets and Liabilities. The net change in this amount is included on the Statement of Operations.

Information regarding such credit default swaps as of December 31, 2006 is as follows:

                                               NOTIONAL AMOUNT          ANNUAL
                                                   RECEIVED BY        INTEREST
                             REFERENCED DEBT     THE FUND UPON    RATE PAID BY    TERMINATION     UNREALIZED
COUNTERPARTY                      OBLIGATION      CREDIT EVENT        THE FUND          DATES   DEPRECIATION
-------------------------------------------------------------------------------------------------------------
Deutsche Bank AG:
                                 CDX.NA.IG.7        $4,700,000           0.400%      12/20/11   $     13,917
                       J.C. Penney Co., Inc.           320,000           0.580        3/20/12            539
                            Weyerhaeuser Co.         1,070,000           0.580        9/20/11          6,991
-------------------------------------------------------------------------------------------------------------
Morgan Stanley Capital
Services, Inc.:
                     Arrow Electronics, Inc.         1,070,000           0.790        9/20/11         19,155
                     Arrow Electronics, Inc.           530,000           0.770        9/20/11          9,037
                                  Belo Corp.           660,000           0.650        6/20/11          4,530
                                  Belo Corp.           365,000           0.670        6/20/11          2,800
                                  Belo Corp.           735,000           0.675        6/20/11          5,787
                              Ford Motor Co.           525,000           5.300       12/20/08         29,212
                              Ford Motor Co.         1,100,000           5.400       12/20/08         63,280
                        General Motors Corp.           545,000           4.000       12/20/08         22,468
                        General Motors Corp.           535,000           3.950       12/20/08         21,548
                     International Paper Co.         1,090,000           0.409       12/20/11          3,465
                                                                                                -------------
                                                                                                $    202,729
                                                                                                =============

The Fund would take a long position in the credit default swap note (the "funded swap") to increase the exposure to specific high yield corporate issuers. As a seller of credit protection under a swap contract, the Fund receives a periodic interest fee on the notional amount from the counterparty. This interest fee is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt. Upon occurrence of a specific credit event with respect to the underlying referenced debt obligation, the Fund receives that security from the counterparty in exchange for payment of the notional amount to the counterparty. The difference between the value of the security


                        30 | OPPENHEIMER BALANCED FUND/VA
received and the notional amount paid is recorded as realized loss and is included on the Statement of Operations. Credit default swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the amount due to (owed by) the Fund at termination or settlement and disclosed separately on the Statement of Assets and Liabilities. The net change in this amount is included on the Statement of Operations.

Information regarding such credit default swaps as of December 31, 2006 is as follows:

                                               NOTIONAL AMOUNT          ANNUAL
                                                   PAID BY THE   INTEREST RATE                    UNREALIZED
                             REFERENCED DEBT         FUND UPON        RECEIVED    TERMINATION   APPRECIATION
COUNTERPARTY                      OBLIGATION      CREDIT EVENT     BY THE FUND          DATES  (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------
Deutsche Bank AG:
          Abitibi-Consolidated Co. of Canada        $  860,000            1.52%       9/20/07   $      3,547
            Allied Waste North America, Inc.           340,000            2.00        9/20/09          9,245
            Allied Waste North America, Inc.           530,000            2.00        9/20/09         14,412
                            Bombardier, Inc.           265,000            0.90        9/20/07            975
                           Eastman Kodak Co.           735,000            1.00       12/20/08          4,146
             General Motors Acceptance Corp.           200,000            2.30        6/20/07          1,960
-------------------------------------------------------------------------------------------------------------
Morgan Stanley Capital
Services, Inc.:
                          ArvinMeritor, Inc.           295,000            1.05        9/20/07            885
                          ArvinMeritor, Inc.           240,000            1.10        9/20/07            811
                          ArvinMeritor, Inc.            20,000            1.20        9/20/07             83
                            Bombardier, Inc.           290,000            1.00        9/20/07          1,542
                            Bombardier, Inc.           295,000            1.05        9/20/07          1,681
                              Ford Motor Co.           525,000            7.05       12/20/16         30,598
                              Ford Motor Co.         1,100,000            7.15       12/20/16         69,924
                        General Motors Corp.           545,000            5.80       12/20/16         42,960
                        General Motors Corp.           535,000            5.75       12/20/16         40,620
             General Motors Acceptance Corp.           730,000            3.15        6/20/07         10,010
     Hyundai Motor Manufacturing Alabama LLC           465,000            0.40        6/20/07            619
                       J.C. Penney Co., Inc.         1,070,000            0.61        6/20/13         (7,240)
                                                                                                -------------
                                                                                                $    226,778
                                                                                                =============

--------------------------------------------------------------------------------
9. ILLIQUID SECURITIES

As of December 31, 2006, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with the applicable footnote on the Statement of Investments.

--------------------------------------------------------------------------------
10. SECURITIES LENDING

The Fund lends portfolio securities from time to time in order to earn additional income. In return, the Fund receives collateral in the form of securities, letters of credit or cash, against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business each day. If the Fund is undercollateralized at the close of business due to an increase in market value of securities on loan, additional collateral is requested from the borrowing counterparty and is delivered to the Fund on the next business day. Cash collateral may be invested in approved investments and the Fund bears the risk of any loss in value of these investments. The Fund retains a portion of the interest earned from the collateral. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned


                        31 | OPPENHEIMER BALANCED FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
10. SECURITIES LENDING Continued

or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower. As of December 31, 2006, the Fund had on loan securities valued at $48,104,010, which are included in the Statement of Assets and Liabilities as "Investments, at value" and, when applicable, as "Receivable for Investments sold." Cash collateral of $41,048,883 was received for the loans, all of which was received in cash and subsequently invested in approved investments. In addition, collateral of $8,500,439 was also received in the form of securities.

--------------------------------------------------------------------------------
11. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB Statement No. 109, ACCOUNTING FOR INCOME TAXES. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" that tax positions taken in the Fund's tax return will be ultimately sustained. A tax liability and expense must be recorded in respect of any tax position that, in Management's judgment, will not be fully realized. FIN 48 is effective for fiscal years beginning after December 15, 2006. As of December 31, 2006, the Manager has evaluated the implications of FIN 48 and does not currently anticipate a material impact to the Fund's financial statements. The Manager will continue to monitor the Fund's tax positions prospectively for potential future impacts.

      In September 2006, the FASB issued Statement of Financial Accounting Standards ("SFAS") No. 157, FAIR VALUE MEASUREMENTS. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of December 31, 2006, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

--------------------------------------------------------------------------------
12. LITIGATION

A consolidated amended complaint was filed as a putative class action against the Manager and the Transfer Agent and other defendants (including 51 of the Oppenheimer funds excluding the Fund) in the U.S. District Court for the Southern District of New York on January 10, 2005 and was amended on March 4, 2005. The complaint alleged, among other things, that the Manager charged excessive fees for distribution and other costs, and that by permitting and/or participating in those actions, the Directors/Trustees and the Officers of the funds breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law. The plaintiffs sought unspecified damages, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      In response to the defendants' motions to dismiss the suit, seven of the eight counts in the complaint, including the claims against certain of the Oppenheimer funds, as nominal defendants, and against certain present and former Directors, Trustees and Officers of the funds, and the Distributor, as defendants, were dismissed with prejudice, by court order dated March 10, 2006, and the remaining count against the Manager and the Transfer Agent was dismissed with prejudice by court order dated April 5, 2006. The plaintiffs filed an appeal of those dismissals on May 11, 2006.

      The Manager believes that the allegations contained in the complaint are without merit and that there are substantial grounds to sustain the district court's rulings. The Manager also believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to it, the funds, the Directors/Trustees or the Officers on the appeal of the decisions of the district court, and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.


                        32 | OPPENHEIMER BALANCED FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
OPPENHEIMER BALANCED FUND/VA:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Balanced Fund/VA (the "Fund"), a series of Oppenheimer Variable Account Funds, including the statement of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP

Denver, Colorado
February 8, 2007


                        33 | OPPENHEIMER BALANCED FUND/VA

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2007, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2006. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      Capital gain distributions of $0.6896 per share were paid to Non-Service and Service shareholders, respectively, on March 13, 2006. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

      Dividends, if any, paid by the Fund during the fiscal year ended December 31, 2006 which are not designated as capital gain distributions should be multiplied by 17.21% to arrive at the amount eligible for the corporate dividend-received deduction.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                        34 | OPPENHEIMER BALANCED FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                        35 | OPPENHEIMER BALANCED FUND/VA

BOARD APPROVAL OF THE FUND'S INVESTMENT
ADVISORY AGREEMENT  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Each year, the Board of Trustees (the "Board"), including a majority of the independent Trustees, is required to determine whether to renew the Fund's investment advisory agreement (the "Agreement"). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information, that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

      The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager's services, (ii) the investment performance of the Fund and the Manager,
(iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. Outlined below is a summary of the principal information considered by the Board as well as the Board's conclusions.

      The Board was aware that there are alternatives to retaining the Manager.

      NATURE, QUALITY AND EXTENT OF SERVICES. The Board considered information about the nature and extent of the services provided to the Fund and information regarding the Manager's key personnel who provide such services. The Manager's duties include providing the Fund with the services of the portfolio managers and the Manager's investment team, who provide research, analysis and other advisory services in regard to the Fund's investments; securities trading services; oversight of third party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund's investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund's operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund's shares. The Manager also provides the Fund with office space, facilities and equipment.

      The Board also considered the quality of the services provided and the quality of the Manager's resources that are available to the Fund. The Board took account of the fact that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager's administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager's key personnel and the size and functions of its staff providing investment management services to the Fund. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Christopher Leavy, Emmanuel Ferreira, Angelo Manioudakis and the Manager's Value Equity and Core Fixed Income investment teams and analysts. Mr. Leavy has been a portfolio manager of the Fund since May 2003, and Messrs. Ferreira and Manioudakis have been portfolio managers of the Fund since January 2003. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. In light of the foregoing, the Board concluded that the Fund benefits from the services provided under the Agreement as a result of the Manager's experience, reputation, personnel, operations, and resources.


                        36 | OPPENHEIMER BALANCED FUND/VA

      INVESTMENT PERFORMANCE OF THE MANAGER AND THE FUND. During the year, the Manager provided information on the investment performance of the Fund and the Manager at each Board meeting, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund's historical performance to relevant market indices and to the performance of other mixed-asset target allocation moderate funds underlying variable insurance products. The Board noted that the Fund's three-year, five-year and ten-year performance were better than its peer group median. However its one-year performance was below its peer group median.

      COSTS OF SERVICES AND PROFITS REALIZED BY THE MANAGER. The Board considered information regarding the Manager's costs in serving as the Fund's investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager's profitability from its relationship with the Fund. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also evaluated the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other mixed-asset target allocation moderate funds underlying variable insurance products. The Board noted that the Fund's contractual and actual management fees are higher than its peer group median. The Board considered these fees in light of the Fund's strong performance.

      ECONOMIES OF SCALE. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund, whether those economies of scale benefit the Fund's shareholders and the current level of Fund assets in relation to the Fund's management fee breakpoints, which are intended to share with shareholders economies of scale that may exist as the Fund grows.

      OTHER BENEFITS TO THE MANAGER. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager's affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide services to the Fund and that maintaining the financial viability of the Manager is important in order for the Manager to continue to provide significant services to the Fund and its shareholders.

      CONCLUSIONS. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees' counsel are both independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

      Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement for another year. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the factors together. The Board judged the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.


                        37 | OPPENHEIMER BALANCED FUND/VA

TRUSTEES AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH     PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS; OTHER
THE FUND, LENGTH OF SERVICE,    TRUSTEESHIPS/DIRECTORSHIPS HELD; NUMBER OF PORTFOLIOS IN THE FUND COMPLEX
AGE                             CURRENTLY OVERSEEN
INDEPENDENT                     THE ADDRESS OF EACH TRUSTEE IN THE CHART BELOW IS 6803 S. TUCSON WAY,
TRUSTEES                        CENTENNIAL, COLORADO 80112-3924. EACH TRUSTEE SERVES FOR AN INDEFINITE TERM,
                                OR UNTIL HIS OR HER RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

WILLIAM L. ARMSTRONG,           President, Colorado Christian University (since 2006); Chairman of the
Chairman of the Board           following private mortgage banking companies: Cherry Creek Mortgage Company
of Trustees (since 2003),       (since 1991), Centennial State Mortgage Company (since 1994), and The El Paso
Trustee (since 1999)            Mortgage Company (since 1993); Chairman of the following private companies:
Age: 69                         Ambassador Media Corporation (since 1984) and Broadway Ventures (since 1984);
                                Director of the following: Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), Campus Crusade for Christ (since
                                1991) and The Lynde and Harry Bradley Foundation, Inc. (non-profit organization) (since 2002); former Chairman of the following: Transland
                                Financial Services, Inc. (private mortgage banking company) (1997-2003),
                                Great Frontier Insurance (insurance agency) (1995-2000), Frontier Real
                                Estate, Inc. (residential real estate brokerage) (1994-2000) and Frontier
                                Title (title insurance agency) (1995-2000); former Director of the following:
                                UNUMProvident (insurance company) (1991-2004), Storage Technology Corporation
                                (computer equipment company) (1991-2003) and International Family
                                Entertainment (television channel) (1992-1997); U.S. Senator (January
                                1979-January 1991). Oversees 37 portfolios in the OppenheimerFunds complex.

ROBERT G. AVIS,                 Director and President of A.G. Edwards Capital, Inc. (General Partner of
Trustee (since 1993)            private equity funds) (until February 2001); Chairman, President and Chief
Age: 75                         Executive Officer of A.G. Edwards Capital, Inc. (until March 2000); Director of A.G. Edwards & Sons, Inc. (brokerage company) (until 2000) and A.G.
                                Edwards Trust Company (investment adviser) (until 2000); Vice Chairman and
                                Director of A.G. Edwards, Inc. (until March 1999); Vice Chairman of A.G.
                                Edwards & Sons, Inc. (until March 1999); Chairman of A.G. Edwards Trust
                                Company (until March 1999) and A.G.E. Asset Management (investment adviser)
                                (until March 1999). Oversees 37 portfolios in the OppenheimerFunds complex.

GEORGE C. BOWEN,                Assistant Secretary and Director of Centennial Asset Management Corporation
Trustee (since 1999)            (December 1991-April 1999); President, Treasurer and Director of Centennial
Age: 70                         Capital Corporation (June 1989-April 1999); Chief Executive Officer and
                                Director of MultiSource Services, Inc. (March 1996-April 1999); Mr. Bowen
                                held several positions with the Manager and with subsidiary or affiliated companies of the Manager (September 1987-April 1999). Oversees 37 portfolios in the OppenheimerFunds complex.

EDWARD L. CAMERON,              Member of The Life Guard of Mount Vernon (George Washington historical site)
Trustee (since 1999)            (since June 2000); Director of Genetic ID, Inc. (biotech company) (March
Age: 68                         2001-May 2002); Partner at PricewaterhouseCoopers LLP (accounting firm) (July
                                1974-June 1999); Chairman of Price Waterhouse LLP Global Investment
                                Management Industry Services Group (accounting firm) (July 1994-June 1998).
                                Oversees 37 portfolios in the OppenheimerFunds complex.

JON S. FOSSEL,                  Director of UNUMProvident (insurance company) (since June 2002); Director of
Trustee (since 1990)            Northwestern Energy Corp. (public utility corporation) (since November 2004);
Age: 65                         Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of
                                Rocky Mountain Elk Foundation (non-profit organization) (February
                                1998-February 2003 and since February 2005); Chairman and Director (until
                                October 1996) and President and Chief Executive Officer (until October 1995)
                                of the Manager; President, Chief Executive Officer and Director of the
                                following: Oppenheimer Acquisition Corp. ("OAC") (parent holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial Services,
                                Inc. (until October 1995). Oversees 37 portfolios in the OppenheimerFunds complex.

SAM FREEDMAN,                   Director of Colorado UpLIFT (charitable organization) (since September 1984).
Trustee (since 1996)            Mr. Freedman held several positions with the Manager and with subsidiary or
Age: 66                         affiliated companies of the Manager (until October 1994). Oversees 37 portfolios in the OppenheimerFunds complex.


                        38 | OPPENHEIMER BALANCED FUND/VA

BEVERLY L. HAMILTON,            Trustee of Monterey Institute for International Studies (educational
Trustee (since 2002)            organization) (since February 2000); Board Member of Middlebury College
Age: 60                         (educational organization) (since December 2005); Director of The California
                                Endowment (philanthropic organization) (since April 2002); Director (February
                                2002-2005) and Chairman of Trustees (since 2006) of the Community Hospital of
                                Monterey Peninsula; Director (October 1991-2005) and Vice Chairman (since
                                2006) of American Funds' Emerging Markets Growth Fund, Inc. (mutual fund);
                                President of ARCO Investment Management Company (February 1991-April 2000);
                                Member of the investment committees of The Rockefeller Foundation (since
                                2001) and The University of Michigan (since 2000); Advisor at Credit Suisse
                                First Boston's Sprout venture capital unit (venture capital fund)
                                (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of
                                Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund
                                (2000-2003). Oversees 37 portfolios in the OppenheimerFunds complex.

ROBERT J. MALONE,               Director of Jones International University (educational organization) (since
Trustee (since 2002)            August 2005); Chairman, Chief Executive Officer and Director of Steele Street
Age: 62                         State Bank (commercial banking) (since August 2003); Director of Colorado
                                UpLIFT (charitable organization) (since 1986); Trustee of the Gallagher
                                Family Foundation (non-profit organization) (since 2000); Former Chairman of
                                U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National
                                Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc.
                                (2001-July 2004); and Director of U.S. Exploration, Inc. (oil and gas
                                exploration) (1997-February 2004). Oversees 37 portfolios in the
                                OppenheimerFunds complex.

F. WILLIAM MARSHALL, JR.,       Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds)
Trustee (since 2000)            (investment company) (since 1996) and MML Series Investment Fund (investment
Age: 64                         company) (since 1996); Trustee (since 1987) and Chairman (1994-2005) of the
                                Investment Committee of the Worcester Polytech Institute (private university); President and Treasurer of the SIS Funds (private charitable fund) (since January 1999); Chairman of SIS & Family Bank, F.S.B. (formerly
                                SIS Bank) (commercial bank) (January 1999-July 1999); and Executive Vice
                                President of Peoples Heritage Financial Group, Inc. (commercial bank)
                                (January 1999-July 1999). Oversees 39 portfolios in the OppenheimerFunds complex.

-------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE              THE ADDRESS OF MR. MURPHY IS TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET,
AND OFFICER                     11TH FLOOR, NEW YORK, NEW YORK 10281-1008. MR. MURPHY SERVES AS A TRUSTEE FOR
                                AN INDEFINITE TERM, OR UNTIL HIS RESIGNATION, RETIREMENT, DEATH OR REMOVAL
                                AND AS AN OFFICER FOR AN ANNUAL TERM, OR UNTIL HIS RESIGNATION, RETIREMENT,
                                DEATH OR REMOVAL. MR. MURPHY IS AN INTERESTED TRUSTEE DUE TO HIS POSITIONS
                                WITH OPPENHEIMERFUNDS, INC. AND ITS AFFILIATES.

JOHN V. MURPHY,                 Chairman, Chief Executive Officer and Director (since June 2001) and
Trustee, President and          President (since September 2000) of the Manager; President and director or
Principal Executive             trustee of other Oppenheimer funds; President and Director of OAC and of
Officer (since 2001)            Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the
Age: 57                         Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc.
                                (subsidiary of the Manager) (since November 2001); Chairman and Director of
                                Shareholder Services, Inc. and of Shareholder Financial Services, Inc.
                                (transfer agent subsidiaries of the Manager) (since July 2001); President and
                                Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset
                                Management, Inc., Centennial Asset Management Corporation, Trinity Investment
                                Management Corporation and Tremont Capital Management, Inc. (since November
                                2001), HarbourView Asset Management Corporation and OFI Private Investments,
                                Inc. (since July 2001); President (since November 2001) and Director (since
                                July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice
                                President of Massachusetts Mutual Life Insurance Company (OAC's parent company) (since February 1997); Director of DLB Acquisition Corporation
                                (holding company parent of Babson Capital Management LLC) (since June 1995);
                                Member of the Investment Company Institute's Board of Governors (since
                                October 3, 2003); Chief Operating Officer of the Manager (September 2000-June
                                2001); President and Trustee of MML Series Investment Fund and MassMutual
                                Select Funds (open-end investment companies) (November 1999-November 2001);
                                Director of C.M. Life Insurance Company (September 1999-August 2000);
                                President, Chief Executive Officer and Director of MML Bay State Life
                                Insurance Company (September 1999-August 2000); Director of Emerald Isle
                                Bancorp and Hibernia Savings Bank (wholly-owned subsidiary of Emerald Isle
                                Bancorp) (June 1989-June 1998). Oversees 96 portfolios in the
                                OppenheimerFunds complex.


                        39 | OPPENHEIMER BALANCED FUND/VA

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
OTHER OFFICERS OF               THE ADDRESSES OF THE OFFICERS IN THE CHART BELOW ARE AS FOLLOWS: FOR MESSRS.
THE FUND                        LEAVY, FERREIRA, ZACK, GILLESPIE AND MS. BLOOMBERG, TWO WORLD FINANCIAL
                                CENTER, 225 LIBERTY STREET, NEW YORK, NEW YORK 10281-1008, FOR MESSRS.
                                VANDEHEY, WIXTED, PETERSEN, SZILAGYI AND MS. IVES, 6803 S. TUCSON WAY,
                                CENTENNIAL, COLORADO 80112-3924; FOR MESSRS. MANIOUDAKIS, BOMFIM, CAAN, GORD
                                AND SWANEY, 470 ATLANTIC AVENUE, 11TH FLOOR, BOSTON, MA 02210. EACH OFFICER
                                SERVES FOR AN INDEFINITE TERM OR UNTIL HIS OR HER RESIGNATION, RETIREMENT,
                                DEATH OR REMOVAL.

CHRISTOPHER LEAVY,              Senior Vice President of the Manager (since September 2000); portfolio
Vice President and Portfolio    manager of Morgan Stanley Dean Witter Investment Management (1997-September
Manager (since 2003)            2000). An officer of 7 portfolios in the OppenheimerFunds complex.
Age: 35

EMMANUEL FERREIRA,              Vice President of the Manager (since January 2003); Portfolio Manager at
Vice President and Portfolio    Lashire Investments (July 1999-December 2002). An officer of 5 portfolios in
Manager (since 2003)            the OppenheimerFunds complex.
Age: 39

ANGELO G. MANIOUDAKIS,          Senior Vice President of the Manager (since April 2002), of HarbourView Asset
Vice President and Portfolio    Management Corporation (since April 2002) and of OFI Institutional Asset
Manager (since 2003)            Management, Inc. (since June 2002); Executive Director and portfolio manager
Age: 40                         for Miller, Anderson & Sherrerd, a division of Morgan Stanley Investment
                                Management (August 1993-April 2002). An officer of 17 portfolios in the
                                OppenheimerFunds complex.

ANTULIO N. BOMFIM,              Vice President of the Manager (since October 2003); Senior Economist at the
Vice President and Portfolio    Board of Governors of the Federal Reserve System (June 1992-October 2003). A
Manager (since 2006)            portfolio manager of 15 portfolios in the OppenheimerFunds complex.
Age: 40

GEOFFREY CAAN,                  Vice President and Portfolio Manager of the Manager (since August 2003); Vice
Vice President and Portfolio    President of ABN AMRO NA, Inc. (June 2002-August 2003); Vice President of
Manager (since 2006)            Zurich Scudder Investments (January 1999-June 2002). A portfolio manager of
Age: 37                         15 portfolios in the OppenheimerFunds complex.

BENJAMIN J. GORD,               Vice President of the Manager (since April 2002), of HarbourView Asset
Vice President and Portfolio    Management Corporation (since April 2002) and of OFI Institutional Asset
Manager (since 2006)            Management, Inc. (as of June 2002); Executive Director and senior fixed
Age: 44                         income analyst at Miller Anderson & Sherrerd, a division of Morgan Stanley
                                Investment Management (April 1992-March 2002). A portfolio manager of 15 portfolios in the OppenheimerFunds complex.

THOMAS SWANEY,                  Vice President of the Manager (since April 2006); senior analyst, high grade
Vice President and Portfolio    investment team (June 2002-March 2006); senior fixed income analyst at
Manager (since 2006)            Miller Anderson & Sherrerd, a division of Morgan Stanley Investment
Age: 34                         Management (May 1998-May 2002). A portfolio manager of 15 portfolios in the
                                OppenheimerFunds complex.

MARK S. VANDEHEY,               Senior Vice President and Chief Compliance Officer of the Manager (since
Vice President and Chief        March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial
Compliance Officer              Asset Management Corporation and Shareholder Services, Inc. (since June
(since 2004)                    1983); Vice President and Director of Internal Audit of the Manager
Age: 56                         (1997-February 2004). An officer of 96 portfolios in the OppenheimerFunds complex.

BRIAN W. WIXTED,                Senior Vice President and Treasurer of the Manager (since March 1999);
Treasurer and Principal         Treasurer of the following: HarbourView Asset Management Corporation,
Financial & Accounting          Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer
Officer (since 1999)            Real Asset Management Corporation, and Oppenheimer Partnership Holdings, Inc.
Age: 47                         (since March 1999), OFI Private Investments, Inc. (since March 2000),
                                OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May
                                2000), OFI Institutional Asset Management, Inc. (since November 2000), and
                                OppenheimerFunds Legacy Program (since June 2003); Treasurer and Chief
                                Financial Officer of OFI Trust Company (trust company subsidiary of the
                                Manager) (since May 2000); Assistant Treasurer of the following: OAC (since
                                March 1999), Centennial Asset Management Corporation (March 1999-October
                                2003) and OppenheimerFunds Legacy Program (April 2000-June 2003); Principal
                                and Chief Operating Officer of Bankers Trust Company-Mutual Fund Services
                                Division (March 1995-March 1999). An officer of 96 portfolios in the
                                OppenheimerFunds complex.


                        40 | OPPENHEIMER BALANCED FUND/VA

BRIAN S. PETERSEN,              Assistant Vice President of the Manager (since August 2002);
Assistant Treasurer             Manager/Financial Product Accounting of the Manager (November 1998-July
(since 2004)                    2002). An officer of 96 portfolios in the OppenheimerFunds complex.
Age: 36

BRIAN C. SZILAGYI,              Assistant Vice President of the Manager (since July 2004); Director of
Assistant Treasurer             Financial Reporting and Compliance of First Data Corporation (April 2003-July
(since 2005)                    2004); Manager of Compliance of Berger Financial Group LLC (May 2001-March
Age: 36                         2003); Director of Mutual Fund Operations at American Data Services, Inc.
                                (September 2000-May 2001). An officer of 96 portfolios in the
                                OppenheimerFunds complex.

ROBERT G. ZACK,                 Executive Vice President (since January 2004) and General Counsel (since
Vice President and              March 2002) of the Manager; General Counsel and Director of the Distributor
Secretary (since 2001)          (since December 2001); General Counsel of Centennial Asset Management
Age: 58                         Corporation (since December 2001); Senior Vice President and General Counsel
                                of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since
                                September 1997) and Director (since November 2001) of OppenheimerFunds
                                International Ltd. and OppenheimerFunds plc; Vice President and Director of
                                Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of
                                Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice
                                President, General Counsel and Director of Shareholder Financial Services,
                                Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice
                                President, General Counsel and Director of OFI Private Investments, Inc. and
                                OFI Trust Company (since November 2001); Vice President of OppenheimerFunds
                                Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds (Asia) Limited (since December 2003); Senior Vice
                                President (May 1985-December 2003), Acting General Counsel (November
                                2001-February 2002) and Associate General Counsel (May 1981-October 2001) of
                                the Manager; Assistant Secretary of the following: Shareholder Services, Inc.
                                (May 1985-November 2001), Shareholder Financial Services, Inc. (November
                                1989-November 2001), and OppenheimerFunds International Ltd. (September
                                1997-November 2001). An officer of 96 portfolios in the OppenheimerFunds complex.

LISA I. BLOOMBERG,              Vice President and Associate Counsel of the Manager (since May 2004); First
Assistant Secretary             Vice President (April 2001-April 2004), Associate General Counsel (December
(since 2004)                    2000-April 2004), Corporate Vice President (May 1999-April 2001) and
Age: 39                         Assistant General Counsel (May 1999-December 2000) of UBS Financial Services
                                Inc. (formerly, PaineWebber Incorporated). An officer of 96 portfolios in the
                                OppenheimerFunds complex.

KATHLEEN T. IVES,               Vice President (since June 1998) and Senior Counsel and Assistant Secretary
Assistant Secretary             (since October 2003) of the Manager; Vice President (since 1999) and
(since 2001)                    Assistant Secretary (since October 2003) of the Distributor; Assistant
Age: 41                         Secretary of Centennial Asset Management Corporation (since October 2003);
                                Vice President and Assistant Secretary of Shareholder Services, Inc. (since
                                1999); Assistant Secretary of OppenheimerFunds Legacy Program and Shareholder
                                Financial Services, Inc. (since December 2001); Assistant Counsel of the
                                Manager (August 1994-October 2003). An officer of 96 portfolios in the
                                OppenheimerFunds complex.

PHILLIP S. GILLESPIE,           Senior Vice President and Deputy General Counsel of the Manager (since
Assistant Secretary             September 2004); First Vice President (2000-September 2004), Director
(since 2004)                    (2000-September 2004) and Vice President (1998-2000) of Merrill Lynch
Age: 43                         Investment Management. An officer of 96 portfolios in the OppenheimerFunds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND OFFICERS AND IS AVAILABLE WITHOUT CHARGE, UPON REQUEST, BY CALLING 1.800.981.2871.


                        41 | OPPENHEIMER BALANCED FUND/VA



OPPENHEIMER HIGH INCOME FUND/VA

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

For its fiscal year ended December 31, 2006, Oppenheimer High Income Fund/VA produced modest total returns and trailed its benchmark, the Merrill Lynch High Yield Master Index, which returned 11.64% over the reporting period. We attribute the Fund's underperformance against its benchmark to its neutral position, which limited it from participating in the strong rally seen in the more speculative areas of the high-yield bond market. In contrast, the Fund benefited from gains generated by a variety of higher-quality issues across multiple market sectors.

      During the reporting period, given the expectation that spreads were likely to remain in a relatively narrow range, we maintained the Fund's neutral position, with an underweighted exposure to the markets' more speculative issues. This position served the Fund well mid-way into the reporting period when investors sought out higher-quality issues. However, in terms of the Fund's full year returns, this generally conservative positioning detracted from performance as market sentiment tended to favor lower-quality bonds. Nevertheless, the Fund's focus on security selection enabled it to continue delivering positive returns without having to take unnecessary risks.

      The Fund's exposure to an active leveraged buyout market, in addition to its exposure in companies where other types of actions taken by management teams which benefited shareholders at the expense of bondholders, hurt performance. Top detractors in these areas included Station Casinos, Inc. and wholesale energy marketer Mirant Americas Generation LLC. Additionally, the Fund's underweighted position to the airline industry negatively impacted returns. Over the reporting period, a wave of possible consolidation announcements were made as airlines struggled to boost profits in the face of soaring jet fuel prices by eliminating overlapping routes and reducing labor costs. News of these possible mergers, most notably between US Airways Group, Inc. and Delta Air Lines, Inc., boosted the sector's returns.

      On the positive side, the Fund benefited from its exposure to an active mergers-and-acquisitions environment. Performance contributors included the Fund's exposure to credits issued by Doane Pet Care Co., a holding that delivered solid returns for the Fund as the company was involved in two acquisitions. As a result of this activity, the Fund's positions in Doane were sold at very attractive premiums. The Neiman Marcus Group, Inc., which benefited from strong same store sales, also aided performance. The Fund's holdings in United Rentals, Inc. enabled it to participate in the fast growing commercial real estate market. Additionally, the Fund's overweighted exposure to movie theater chain operators bolstered returns, as theaters benefited from increased ticket sales. Top contributors in this area included AMC Entertainment, Inc. and Carmike Cinemas, Inc. We have since sold our position in Carmike Cinemas.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2006. In the case of Non-Service shares, performance is measured over a ten-year period. In the case of Service shares, performance is measured from inception of the class on September 18, 2001. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

      The Fund's performance is compared to the performance of the Merrill Lynch High Yield Master Index, an unmanaged index of U.S. corporate and government bonds that is a measure of the performance of the high-yield corporate bond market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.


                       5 | OPPENHEIMER HIGH INCOME FUND/VA

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

NON-SERVICE SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer High Income Fund/VA (Non-Service)

      Merrill Lynch High Yield Master Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                          Oppenheimer High
                           Income Fund/VA               Merrill Lynch High
                            (Non-Service)               Yield Master Index
                          ----------------              ------------------
12/31/1996                    $ 10,000                       $ 10,000
03/31/1997                    $ 10,041                       $ 10,105
06/30/1997                    $ 10,473                       $ 10,584
09/30/1997                    $ 11,049                       $ 10,999
12/31/1997                    $ 11,221                       $ 11,283
03/31/1998                    $ 11,664                       $ 11,597
06/30/1998                    $ 11,756                       $ 11,791
09/30/1998                    $ 10,919                       $ 11,369
12/31/1998                    $ 11,256                       $ 11,696
03/31/1999                    $ 11,651                       $ 11,822
06/30/1999                    $ 11,684                       $ 11,902
09/30/1999                    $ 11,552                       $ 11,753
12/31/1999                    $ 11,738                       $ 11,880
03/31/2000                    $ 11,580                       $ 11,665
06/30/2000                    $ 11,665                       $ 11,739
09/30/2000                    $ 11,811                       $ 11,898
12/31/2000                    $ 11,299                       $ 11,429
03/31/2001                    $ 11,778                       $ 12,139
06/30/2001                    $ 11,522                       $ 11,985
09/30/2001                    $ 10,861                       $ 11,501
12/31/2001                    $ 11,522                       $ 12,139
03/31/2002                    $ 11,590                       $ 12,376
06/30/2002                    $ 11,111                       $ 11,616
09/30/2002                    $ 10,707                       $ 11,249
12/31/2002                    $ 11,246                       $ 12,000
03/31/2003                    $ 11,851                       $ 12,828
06/30/2003                    $ 12,904                       $ 14,068
09/30/2003                    $ 13,244                       $ 14,424
12/31/2003                    $ 13,940                       $ 15,267
03/31/2004                    $ 14,154                       $ 15,608
06/30/2004                    $ 14,172                       $ 15,470
09/30/2004                    $ 14,655                       $ 16,188
12/31/2004                    $ 15,190                       $ 16,910
03/31/2005                    $ 14,971                       $ 16,667
06/30/2005                    $ 15,265                       $ 17,116
09/30/2005                    $ 15,394                       $ 17,271
12/31/2005                    $ 15,541                       $ 17,389
03/31/2006                    $ 15,952                       $ 17,885
06/30/2006                    $ 15,912                       $ 17,912
09/30/2006                    $ 16,389                       $ 18,632
12/31/2006                    $ 17,006                       $ 19,413

AVERAGE ANNUAL TOTAL RETURNS OF NON-SERVICE SHARES OF THE FUND AT 12/31/06

1-Year 9.42%   5-Year 8.10%   10-Year 5.45%

SERVICE SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer High Income Fund/VA (Service)

      Merrill Lynch High Yield

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                          Oppenheimer High
                           Income Fund/VA                 Merrill Lynch
                             (Service)                     High Yield
                          ----------------                -------------
09/18/2001                    $ 10,000                       $ 10,000
09/30/2001                    $  9,583                       $ 10,000
12/31/2001                    $ 10,167                       $ 10,554
03/31/2002                    $ 10,225                       $ 10,761
06/30/2002                    $  9,789                       $ 10,100
09/30/2002                    $  9,432                       $  9,781
12/31/2002                    $  9,895                       $ 10,433
03/31/2003                    $ 10,436                       $ 11,153
06/30/2003                    $ 11,350                       $ 12,232
09/30/2003                    $ 11,649                       $ 12,541
12/31/2003                    $ 12,249                       $ 13,274
03/31/2004                    $ 12,437                       $ 13,570
06/30/2004                    $ 12,437                       $ 13,451
09/30/2004                    $ 12,862                       $ 14,075
12/31/2004                    $ 13,319                       $ 14,703
03/31/2005                    $ 13,116                       $ 14,492
06/30/2005                    $ 13,359                       $ 14,882
09/30/2005                    $ 13,472                       $ 15,017
12/31/2005                    $ 13,586                       $ 15,119
03/31/2006                    $ 13,931                       $ 15,550
06/30/2006                    $ 13,896                       $ 15,574
09/30/2006                    $ 14,298                       $ 16,200
12/31/2006                    $ 14,839                       $ 16,879

AVERAGE ANNUAL TOTAL RETURNS OF SERVICE SHARES OF THE FUND AT 12/31/06

1-Year 9.23%   5-Year 7.86%   Since Inception (9/18/01) 7.75%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, CALL US AT 1.800.981.2871. THE FUND'S TOTAL RETURNS SHOULD NOT BE EXPECTED TO BE THE SAME AS THE RETURNS OF OTHER FUNDS, WHETHER OR NOT BOTH FUNDS HAVE THE SAME PORTFOLIO MANAGERS AND/OR SIMILAR NAMES. THE FUND'S TOTAL RETURNS DO NOT INCLUDE THE CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT PRODUCTS THAT OFFER THIS FUND. SUCH PERFORMANCE WOULD HAVE BEEN LOWER IF SUCH CHARGES WERE TAKEN INTO ACCOUNT.


                       6 | OPPENHEIMER HIGH INCOME FUND/VA

FUND EXPENSES
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include redemption fees, if any; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2006.

ACTUAL EXPENSES. The "actual" lines of the table provide information about actual account values and actual expenses. You may use the information on this line for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the "actual" line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The "hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included, your costs would have been higher.

--------------------------------------------------------------------------------
                                   BEGINNING     ENDING        EXPENSES
                                   ACCOUNT       ACCOUNT       PAID DURING
                                   VALUE         VALUE         6 MONTHS ENDED
                                   (7/1/06)      (12/31/06)    DECEMBER 31, 2006
--------------------------------------------------------------------------------
Non-Service shares Actual          $1,000.00     $1,068.80     $3.81
--------------------------------------------------------------------------------
Non-Service shares Hypothetical     1,000.00      1,021.53      3.73
--------------------------------------------------------------------------------
Service shares Actual               1,000.00      1,067.80      5.12
--------------------------------------------------------------------------------
Service shares Hypothetical         1,000.00      1,020.27      5.00

Hypothetical assumes 5% annual return before expenses.

Expenses are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding affiliated fund indirect expenses, based on the 6-month period ended December 31, 2006 are as follows:

CLASS                 EXPENSE RATIOS
------------------------------------
Non-Service shares        0.73%
------------------------------------
Service shares            0.98

The expense ratios reflect voluntary waivers or reimbursements of expenses by the Fund's Manager that can be terminated at any time, without advance notice. The "Financial Highlights" tables in the Fund's financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements.
--------------------------------------------------------------------------------


                       7 | OPPENHEIMER HIGH INCOME FUND/VA

STATEMENT OF INVESTMENTS  December 31, 2006
--------------------------------------------------------------------------------

                                                     PRINCIPAL            VALUE
                                                        AMOUNT       SEE NOTE 1
--------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES--89.4%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--31.0%
--------------------------------------------------------------------------------
AUTO COMPONENTS--1.4%
Collins & Aikman Floorcoverings, Inc.,
9.75% Sr. Sub. Nts., Series B, 2/15/10          $      800,000   $      822,000
--------------------------------------------------------------------------------
Goodyear Tire & Rubber Co. (The):
7.857% Nts., 8/15/11                                 1,250,000        1,262,500
9% Sr. Unsec. Nts., 7/1/15                             445,000          468,363
--------------------------------------------------------------------------------
Keystone Automotive Operations,
Inc., 9.75% Sr. Unsec. Sub. Nts., 11/1/13              200,000          199,000
--------------------------------------------------------------------------------
Stoneridge, Inc., 11.50% Sr. Nts., 5/1/12              900,000          931,500
--------------------------------------------------------------------------------
Tenneco Automotive, Inc., 10.25% Sr.
Sec. Nts., Series B, 7/15/13                           900,000          990,000
--------------------------------------------------------------------------------
United Components, Inc., 9.375% Sr.
Sub. Nts., 6/15/13                                     400,000          416,000
--------------------------------------------------------------------------------
Visteon Corp.:
7% Sr. Unsec. Nts., 3/10/14                            800,000          704,000
8.25% Sr. Unsec. Nts., 8/1/10                        1,800,000        1,764,000
                                                                 ---------------
                                                                      7,557,363

--------------------------------------------------------------------------------
AUTOMOBILES--2.9%
Ford Motor Co., 7.45% Bonds,
7/16/31                                                800,000          632,000
--------------------------------------------------------------------------------
Ford Motor Credit Co., 7.375% Nts.,
10/28/09                                             4,500,000        4,512,411
--------------------------------------------------------------------------------
General Motors Acceptance Corp.:
6.875% Nts., 9/15/11                                 6,490,000        6,663,406
8% Bonds, 11/1/31                                    3,210,000        3,695,997
                                                                 ---------------
                                                                     15,503,814

--------------------------------------------------------------------------------
DISTRIBUTORS--0.1%
SGS International, Inc., 12% Sr. Unsec.
Sub. Nts., 12/15/13                                    745,000          778,525
--------------------------------------------------------------------------------
DIVERSIFIED CONSUMER SERVICES--0.2%
Education Management
LLC/Education Management Corp.,
10.25% Sr. Sub. Nts., 6/1/16 1                         830,000          881,875
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--7.0%
American Casino & Entertainment
Properties LLC, 7.85% Sr. Sec. Nts.,
2/1/12                                               1,300,000        1,334,125
--------------------------------------------------------------------------------
Aztar Corp., 9% Sr. Unsec. Sub. Nts.,
8/15/11                                                450,000          472,500
--------------------------------------------------------------------------------
Boyd Gaming Corp., 8.75% Sr. Sub.
Nts., 4/15/12                                        1,200,000        1,260,000
--------------------------------------------------------------------------------
Buffets, Inc., 12.50% Sr. Unsec. Nts.,
11/1/14 1                                              315,000          318,938
--------------------------------------------------------------------------------
CCM Merger, Inc., 8% Unsec. Nts.,
8/1/13 1                                             1,340,000        1,316,550
--------------------------------------------------------------------------------
Domino's, Inc., 8.25% Sr. Unsec. Sub.
Nts., 7/1/11                                           875,000          911,094

                                                     PRINCIPAL            VALUE
                                                        AMOUNT       SEE NOTE 1
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE Continued
French Lick Resorts & Casino LLC,
10.75% First Mtg. Nts., 4/15/14 1               $    1,310,000   $    1,231,400
--------------------------------------------------------------------------------
Gaylord Entertainment Co.:
6.75% Sr. Unsec. Unsub. Nts., 11/15/14                 500,000          498,750
8% Sr. Nts., 11/15/13                                  700,000          729,750
--------------------------------------------------------------------------------
Greektown Holdings, Inc., 10.75% Sr.
Nts., 12/1/13 1                                      1,435,000        1,506,750
--------------------------------------------------------------------------------
Isle of Capri Casinos, Inc.:
7% Sr. Unsec. Sub. Nts., 3/1/14                      1,150,000        1,150,000
9% Sr. Sub. Nts., 3/15/12                              600,000          630,000
--------------------------------------------------------------------------------
Mandalay Resort Group:
9.375% Sr. Sub. Nts., 2/15/10                           41,000           44,075
10.25% Sr. Unsec. Sub. Nts., Series B,
8/1/07                                                 800,000          823,000
--------------------------------------------------------------------------------
MGM Mirage, Inc.:
6.75% Sr. Unsec. Nts., 4/1/13                          510,000          501,075
8.375% Sr. Unsec. Sub. Nts., 2/1/11                  3,200,000        3,336,000
9.75% Sr. Unsec. Sub. Nts., 6/1/07                     800,000          814,000
--------------------------------------------------------------------------------
Mohegan Tribal Gaming Authority:
6.125% Sr. Unsec. Sub. Nts., 2/15/13                   440,000          438,900
6.375% Sr. Sub. Nts., 7/15/09                          800,000          804,000
6.875% Sr. Unsec. Sub. Nts., 2/15/15                   915,000          921,863
8% Sr. Sub. Nts., 4/1/12                             1,700,000        1,778,625
--------------------------------------------------------------------------------
NCL Corp., 10.625% Sr. Unsub. Nts.,
7/15/14                                                800,000          804,000
--------------------------------------------------------------------------------
Park Place Entertainment Corp.:
7.875% Sr. Sub. Nts., 3/15/10                        1,000,000        1,047,500
9.375% Sr. Unsec. Sub. Nts., 2/15/07                 1,500,000        1,505,625
--------------------------------------------------------------------------------
Penn National Gaming, Inc.:
6.75% Sr. Unsec. Sub. Nts., 3/1/15                     145,000          142,825
6.875% Sr. Sub. Nts., 12/1/11                          150,000          151,875
--------------------------------------------------------------------------------
Pinnacle Entertainment, Inc., 8.25%
Sr. Unsec. Sub. Nts., 3/15/12                        2,350,000        2,385,250
--------------------------------------------------------------------------------
Pokagon Gaming Authority,
10.375% Sr. Nts., 6/15/14 1                            610,000          671,000
--------------------------------------------------------------------------------
Six Flags, Inc.:
9.625% Sr. Nts., 6/1/14                                957,000          892,403
9.75% Sr. Nts., 4/15/13                                850,000          802,188
--------------------------------------------------------------------------------
Station Casinos, Inc.:
6.50% Sr. Unsec. Sub. Nts., 2/1/14                   1,800,000        1,608,750
6.875% Sr. Unsec. Sub. Nts., 3/1/16                    480,000          433,200
--------------------------------------------------------------------------------
Trump Entertainment Resorts, Inc.,
8.50% Sec. Nts., 6/1/15                              1,500,000        1,500,000
--------------------------------------------------------------------------------
Universal City Development
Partners Ltd., 11.75% Sr. Nts., 4/1/10               1,000,000        1,076,250
--------------------------------------------------------------------------------
Vail Resorts, Inc., 6.75% Sr. Sub. Nts.,
2/15/14                                              1,100,000        1,105,500
--------------------------------------------------------------------------------
Wynn Las Vegas LLC/Wynn
Las Vegas Capital Corp., 6.625%
Nts., 12/1/14                                        2,500,000        2,496,875
                                                                 ---------------
                                                                     37,444,636


                       8 | OPPENHEIMER HIGH INCOME FUND/VA

                                                     PRINCIPAL            VALUE
                                                        AMOUNT       SEE NOTE 1
--------------------------------------------------------------------------------
HOUSEHOLD DURABLES--1.6%
Beazer Homes USA, Inc.:
6.875% Sr. Unsec. Nts., 7/15/15                 $      300,000   $      295,500
8.375% Sr. Nts., 4/15/12                               500,000          516,250
--------------------------------------------------------------------------------
D.R. Horton, Inc., 9.75% Sr. Sub.
Nts., 9/15/10                                          300,000          331,277
--------------------------------------------------------------------------------
K. Hovnanian Enterprises, Inc.:
6.50% Sr. Nts., 1/15/14                                300,000          292,500
7.75% Sr. Unsec. Sub. Nts., 5/15/13                    900,000          902,250
8.875% Sr. Sub. Nts., 4/1/12                           800,000          816,000
--------------------------------------------------------------------------------
KB Home:
8.625% Sr. Sub. Nts., 12/15/08                         150,000          156,602
9.50% Sr. Unsec. Sub. Nts., 2/15/11                    350,000          360,938
--------------------------------------------------------------------------------
Meritage Homes Corp., 6.25% Sr.
Unsec. Nts., 3/15/15                                   300,000          286,500
--------------------------------------------------------------------------------
Sealy Mattress Co., 8.25% Sr. Sub.
Nts., 6/15/14                                          460,000          483,000
--------------------------------------------------------------------------------
Standard Pacific Corp.:
6.25% Sr. Unsec. Unsub. Nts., 4/1/14                   600,000          562,500
7.75% Sr. Nts., 3/15/13                                650,000          648,375
9.25% Sr. Sub. Nts., 4/15/12                           700,000          719,250
--------------------------------------------------------------------------------
Toll Corp., 8.25% Sr. Sub. Nts., 12/1/11               500,000          517,500
--------------------------------------------------------------------------------
WCI Communities, Inc., 9.125% Sr.
Sub. Nts., 5/1/12                                      800,000          766,000
--------------------------------------------------------------------------------
William Lyon Homes, Inc., 10.75%
Sr. Nts., 4/1/13                                     1,150,000        1,101,125
                                                                 ---------------
                                                                      8,755,567

--------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS--0.3%
Leslie's Poolmart, Inc., 7.75% Sr. Unsec.
Nts., 2/1/13                                         1,245,000        1,245,000
--------------------------------------------------------------------------------
Steinway Musical Instruments, Inc.,
7% Sr. Nts., 3/1/14 1                                  275,000          270,188
                                                                 ---------------
                                                                      1,515,188

--------------------------------------------------------------------------------
MEDIA--15.0%
Adelphia Communications Corp.:
7.875% Sr. Unsec. Nts., 5/1/09 2,9                     360,000          326,700
8.125% Sr. Nts., Series B, 7/15/03 2,9                 575,000          530,438
8.375% Sr. Nts., Series B, 2/1/08 2,9                1,000,000          922,500
10.25% Sr. Unsec. Sub. Nts., 6/15/11 2,9             1,000,000          955,000
10.875% Sr. Unsec. Nts., 10/1/10 2,9                 1,000,000          922,500
--------------------------------------------------------------------------------
Allbritton Communications Co.,
7.75% Sr. Unsec. Sub. Nts., 12/15/12                   700,000          710,500
--------------------------------------------------------------------------------
AMC Entertainment, Inc.:
8% Sr. Unsec. Sub. Nts., 3/1/14                      1,050,000        1,047,375
9.50% Sr. Unsec. Sub. Nts., 2/1/11                     192,000          193,680
--------------------------------------------------------------------------------
American Media Operations, Inc.:
8.875% Sr. Unsec. Sub. Nts., 1/15/11                   900,000          825,750
10.25% Sr. Unsec. Sub. Nts., Series B,
5/1/09                                               1,450,000        1,408,313

                                                     PRINCIPAL            VALUE
                                                        AMOUNT       SEE NOTE 1
--------------------------------------------------------------------------------
MEDIA Continued
Block Communications, Inc., 8.25%
Sr. Nts., 12/15/15 1                            $      625,000   $      626,563
--------------------------------------------------------------------------------
Charter Communications Holdings II
LLC/Charter Communications
Holdings II Capital Corp.:
10.25% Sr. Unsec. Nts., 9/15/10                      2,050,000        2,155,063
10.25% Sr. Unsec. Nts., Series B,
9/15/10                                              1,845,000        1,934,944
--------------------------------------------------------------------------------
Charter Communications Operating
LLC/Charter Communications
Operating Capital Corp., 8.375% Sr.
Nts., Second Lien, 4/30/14 1                         2,450,000        2,569,438
--------------------------------------------------------------------------------
Cinemark USA, Inc., 9% Sr. Unsec.
Sub. Nts., 2/1/13                                      400,000          426,000
--------------------------------------------------------------------------------
Cinemark, Inc., 0%/9.75% Sr. Unsec.
Disc. Nts., 3/15/14 3                                2,700,000        2,332,125
--------------------------------------------------------------------------------
CSC Holdings, Inc.:
7.625% Sr. Unsec. Debs., 7/15/18                     1,500,000        1,468,125
7.625% Sr. Unsec. Unsub. Nts.,
Series B, 4/1/11                                       900,000          921,375
--------------------------------------------------------------------------------
Dex Media East LLC/Dex Media
East Finance Co., 9.875% Sr. Unsec.
Nts., 11/15/09                                         800,000          840,000
--------------------------------------------------------------------------------
Dex Media West LLC/Dex Media
West Finance Co.:
8.50% Sr. Nts., 8/15/10                                700,000          730,625
9.875% Sr. Sub. Nts., 8/15/13                        1,772,000        1,940,340
--------------------------------------------------------------------------------
Dex Media, Inc.:
0%/9% Unsec. Disc. Nts., 11/15/13 3                    500,000          448,750
8% Unsec. Nts., 11/15/13                             2,250,000        2,328,750
--------------------------------------------------------------------------------
DirecTV Holdings LLC/DirecTV
Financing Co., Inc.:
6.375% Sr. Unsec. Nts., 6/15/15                      1,100,000        1,060,125
8.375% Sr. Unsec. Nts., 3/15/13                      1,800,000        1,881,000
--------------------------------------------------------------------------------
EchoStar DBS Corp.:
6.625% Sr. Unsec. Nts., 10/1/14                      2,800,000        2,737,000
7% Sr. Unsec. Nts., 10/1/13                            640,000          642,400
7.125% Sr. Unsec. Nts., 2/1/16                         800,000          804,000
--------------------------------------------------------------------------------
Granite Broadcasting Corp., 9.75%
Sr. Sec. Nts., 12/1/10                                 610,000          596,275
--------------------------------------------------------------------------------
Gray Television, Inc., 9.25% Sr. Sub.
Nts., 12/15/11                                         500,000          524,375
--------------------------------------------------------------------------------
Idearc, Inc., 8% Sr. Nts., 11/15/16 4                2,300,000        2,334,500
--------------------------------------------------------------------------------
Lamar Media Corp.:
6.625% Sr. Unsec. Sub. Nts., 8/15/15                 1,357,000        1,351,911
7.25% Sr. Unsec. Sub. Nts., 1/1/13                     200,000          204,750
--------------------------------------------------------------------------------
Lin Television Corp., 6.50% Sr. Sub.
Nts., 5/15/13                                          785,000          751,638
--------------------------------------------------------------------------------
Marquee Holdings, Inc., 0%/12% Sr.
Disc. Nts., 8/15/14 3                                2,200,000        1,856,250
--------------------------------------------------------------------------------
Mediacom Broadband LLC, 8.50%
Sr. Nts., 10/15/15 1                                 1,465,000        1,490,638


                       9 | OPPENHEIMER HIGH INCOME FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                     PRINCIPAL            VALUE
                                                        AMOUNT       SEE NOTE 1
--------------------------------------------------------------------------------
MEDIA Continued
Mediacom Broadband
LLC/Mediacom Broadband Corp.,
8.50% Sr. Nts., 10/15/15                        $      280,000   $      284,900
--------------------------------------------------------------------------------
Mediacom LLC/Mediacom Capital
Corp., 9.50% Sr. Unsec. Nts., 1/15/13                  957,000          990,495
--------------------------------------------------------------------------------
MediaNews Group, Inc.:
6.375% Sr. Sub. Nts., 4/1/14                         1,400,000        1,211,000
6.875% Sr. Unsec. Sub. Nts., 10/1/13                   800,000          728,000
--------------------------------------------------------------------------------
Nielsen Finance LLC/Nielsen
Finance Co.:
0%/12.50% Sr. Sub. Disc. Nts., 8/1/16 1,3            1,090,000          756,188
10% Sr. Nts., 8/1/14 1                               3,230,000        3,516,663
--------------------------------------------------------------------------------
NTL Cable plc, 9.125% Sr. Nts.,
8/15/16                                                395,000          419,194
--------------------------------------------------------------------------------
Paxson Communications Corp.,
11.624% Sr. Sec. Nts., 1/15/13 1,5                   1,165,000        1,185,388
--------------------------------------------------------------------------------
PRIMEDIA, Inc.:
8% Sr. Nts., 5/15/13                                 1,100,000        1,069,750
8.875% Sr. Unsec. Nts., 5/15/11                      1,157,000        1,185,925
--------------------------------------------------------------------------------
Quebecor World Capital Corp.,
8.75% Sr. Nts., 3/15/16 1                              460,000          442,750
--------------------------------------------------------------------------------
R.H. Donnelley Corp.:
6.875% Sr. Disc. Nts., Series A-1,
1/15/13                                              4,135,000        3,985,106
6.875% Sr. Disc. Nts., Series A-2,
1/15/13                                              1,960,000        1,888,950
6.875% Sr. Nts., 1/15/13                             2,700,000        2,602,125
8.875% Sr. Unsec. Nts., Series A-3,
1/15/16                                              2,855,000        3,012,025
--------------------------------------------------------------------------------
R.H. Donnelley Financial Corp. I,
10.875% Sr. Sub. Nts., 12/15/12 1                    1,000,000        1,095,000
--------------------------------------------------------------------------------
Radio One, Inc., 8.875% Sr. Unsec.
Sub. Nts., Series B, 7/1/11                            800,000          830,000
--------------------------------------------------------------------------------
Rainbow National Services LLC,
8.75% Sr. Nts., 9/1/12 1                               900,000          950,625
--------------------------------------------------------------------------------
Sinclair Broadcast Group, Inc., 8%
Sr. Unsec. Sub. Nts., 3/15/12                        4,300,000        4,461,250
--------------------------------------------------------------------------------
Sirius Satellite Radio, Inc., 9.625%
Sr. Unsec. Nts., 8/1/13                                730,000          721,788
--------------------------------------------------------------------------------
Vertis, Inc.:
9.75% Sr. Sec. Nts., 4/1/09                          1,400,000        1,449,000
10.875% Sr. Unsec. Nts., Series B,
6/15/09                                                400,000          404,000
--------------------------------------------------------------------------------
Warner Music Group, 7.375% Sr.
Sub. Bonds, 4/15/14                                    800,000          796,000
--------------------------------------------------------------------------------
WMG Holdings Corp., 0%/9.50% Sr.
Disc. Nts., 12/15/14 3                               2,365,000        1,903,825
--------------------------------------------------------------------------------
XM Satellite Radio Holdings, Inc.,
9.75% Sr. Unsec. Nts., 5/1/14                        1,500,000        1,507,500
                                                                 ---------------
                                                                     80,197,163

                                                     PRINCIPAL            VALUE
                                                        AMOUNT       SEE NOTE 1
--------------------------------------------------------------------------------
MULTILINE RETAIL--0.7%
Bon-Ton Stores, Inc. (The), 10.25%
Sr. Unsec. Unsub. Nts., 3/15/14                 $    1,800,000   $    1,849,500
--------------------------------------------------------------------------------
Neiman Marcus Group, Inc. (The):
9% Sr. Unsec. Nts., 10/15/15                         1,345,000        1,474,456
10.375% Sr. Unsec. Sub. Nts., 10/15/15                 625,000          698,438
                                                                 ---------------
                                                                      4,022,394

--------------------------------------------------------------------------------
SPECIALTY RETAIL--0.8%
Asbury Automotive Group, Inc.,
9% Sr. Sub. Nts., 6/15/12                              600,000          630,000
--------------------------------------------------------------------------------
Atlantic Broadband Finance LLC,
9.375% Sr. Unsec. Sub. Nts., 1/15/14                   400,000          406,500
--------------------------------------------------------------------------------
Boise Cascade LLC, 7.125% Sr. Unsec.
Sub. Nts., 10/15/14                                    550,000          534,875
--------------------------------------------------------------------------------
Gamestop Corp., 8% Sr. Unsec.
Nts., 10/1/12                                          900,000          945,000
--------------------------------------------------------------------------------
Linens `N Things, Inc., 10.999%
Sr. Sec. Nts., 1/15/14 5                             1,335,000        1,301,625
--------------------------------------------------------------------------------
Rent-A-Center, Inc., 7.50% Sr. Unsec.
Sub. Nts., Series B, 5/1/10                            350,000          352,625
                                                                 ---------------
                                                                      4,170,625

--------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS--1.0%
Invista, Inc., 9.25% Sr. Nts., 5/1/12 1              1,075,000        1,158,313
--------------------------------------------------------------------------------
Levi Strauss & Co., 9.75% Sr. Unsec.
Unsub. Nts., 1/15/15                                 2,270,000        2,457,275
--------------------------------------------------------------------------------
Oxford Industries, Inc., 8.875%
Sr. Nts., 6/1/11 4                                     500,000          518,750
--------------------------------------------------------------------------------
Quiksilver, Inc., 6.875% Sr. Unsec.
Nts., 4/15/15                                          975,000          962,813
                                                                 ---------------
                                                                      5,097,151

--------------------------------------------------------------------------------
CONSUMER STAPLES--5.1%
--------------------------------------------------------------------------------
BEVERAGES--0.3%
Constellation Brands, Inc.:
7.25% Sr. Nts., 9/1/16                               1,035,000        1,068,638
8.125% Sr. Sub. Nts., 1/15/12                          500,000          522,500
                                                                 ---------------
                                                                      1,591,138

--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--1.9%
Albertson's, Inc., 8% Sr. Unsec.
Debs., 5/1/31                                        1,370,000        1,396,522
--------------------------------------------------------------------------------
Delhaize America, Inc., 9% Unsub.
Debs., 4/15/31                                       4,092,000        4,878,912
--------------------------------------------------------------------------------
Jean Coutu Group (PJC), Inc. (The),
8.50% Sr. Sub. Nts., 8/1/14                          1,200,000        1,213,500
--------------------------------------------------------------------------------
Real Time Data Co., 11% Disc.
Nts., 5/31/09 2,4,6,9                                  476,601               --
--------------------------------------------------------------------------------
Rite Aid Corp.:
8.125% Sr. Sec. Nts., 5/1/10                           900,000          923,625
9.50% Sr. Sec. Nts., 2/15/11                           450,000          473,063


                      10 | OPPENHEIMER HIGH INCOME FUND/VA

                                                     PRINCIPAL            VALUE
                                                        AMOUNT       SEE NOTE 1
--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING Continued
Supervalu, Inc., 7.50% Sr. Nts., 11/15/14       $    1,170,000   $    1,225,811
                                                                 ---------------
                                                                     10,111,433

--------------------------------------------------------------------------------
FOOD PRODUCTS--1.1%
Del Monte Corp.:
6.75% Sr. Unsec. Sub. Nts., 2/15/15                    350,000          348,250
8.625% Sr. Sub. Nts., 12/15/12                       1,000,000        1,060,000
--------------------------------------------------------------------------------
Dole Food Co., Inc.:
7.25% Sr. Unsec. Nts., 6/15/10                         400,000          383,000
8.625% Sr. Nts., 5/1/09                                687,000          686,141
8.875% Sr. Unsec. Nts., 3/15/11                        146,000          144,540
--------------------------------------------------------------------------------
Hines Nurseries, Inc., 10.25% Sr.
Unsec. Sub. Nts., 10/1/11                            1,200,000        1,050,000
--------------------------------------------------------------------------------
Smithfield Foods, Inc.:
7% Sr. Nts., 8/1/11                                    300,000          304,500
7.625% Sr. Unsec. Sub. Nts., 2/15/08                   925,000          943,500
8% Sr. Nts., Series B, 10/15/09                        900,000          945,000
                                                                 ---------------
                                                                      5,864,931

--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS--0.6%
Church & Dwight Co., Inc., 6% Sr.
Unsec. Sub. Nts., 12/15/12                             900,000          884,250
--------------------------------------------------------------------------------
Nutro Products, Inc., 10.75% Sr. Sub.
Nts., 4/15/14 1                                        460,000          504,850
--------------------------------------------------------------------------------
Spectrum Brands, Inc., 7.375% Sr.
Unsec. Sub. Nts., 2/1/15                             1,900,000        1,653,000
                                                                 ---------------
                                                                      3,042,100

--------------------------------------------------------------------------------
PERSONAL PRODUCTS--0.8%
Elizabeth Arden, Inc., 7.75% Sr. Unsec.
Sub. Nts., 1/15/14                                   1,150,000        1,164,375
--------------------------------------------------------------------------------
Playtex Products, Inc.:
8% Sr. Sec. Nts., 3/1/11                             1,000,000        1,050,000
9.375% Sr. Unsec. Sub. Nts., 6/1/11                  1,295,000        1,356,513
--------------------------------------------------------------------------------
Sally Holdings LLC:
9.25% Sr. Nts., 11/15/14 4                             275,000          282,563
10.50% Sr. Sub. Nts., 11/15/16 4                       275,000          281,875
                                                                 ---------------
                                                                      4,135,326

--------------------------------------------------------------------------------
TOBACCO--0.4%
Reynolds American, Inc., 7.25% Sr.
Sec. Nts., 6/1/13                                    2,265,000        2,365,783
--------------------------------------------------------------------------------
ENERGY--9.0%
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--0.7%
Basic Energy Services, Inc., 7.125%
Sr. Unsec. Nts., 4/15/16                               455,000          450,450
--------------------------------------------------------------------------------
Hanover Compressor Co., 8.625%
Sr. Unsec. Sub. Nts., 12/15/10                         700,000          735,000
--------------------------------------------------------------------------------
Hanover Equipment Trust, 8.50%
Sr. Sec. Nts., Series A, 9/1/08                        221,000          224,868
--------------------------------------------------------------------------------
PHI, Inc., 7.125% Sr. Unsec.
Nts., 4/15/13                                          545,000          530,013

                                                     PRINCIPAL            VALUE
                                                        AMOUNT       SEE NOTE 1
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES Continued
RathGibson, Inc., 11.25% Sr.
Unsec. Nts., 2/15/14                            $      660,000   $      702,900
--------------------------------------------------------------------------------
Universal Compression, Inc., 7.25%
Sr. Unsec. Sub. Nts., 5/15/10                          800,000          808,000
                                                                 ---------------
                                                                      3,451,231

--------------------------------------------------------------------------------
OIL & GAS--8.3%
Arch Western Finance LLC, 6.75%
Sr. Nts., 7/1/13                                       900,000          897,750
--------------------------------------------------------------------------------
Atlas Pipeline Partners LP, 8.125%
Sr. Unsec. Nts., 12/15/15                              450,000          464,625
--------------------------------------------------------------------------------
Berry Petroleum Co., 8.25% Sr. Sub.
Nts., 11/1/16                                          260,000          261,625
--------------------------------------------------------------------------------
Chesapeake Energy Corp.:
6.375% Sr. Unsec. Nts., 6/15/15                      1,150,000        1,144,250
6.875% Sr. Unsec. Nts., 1/15/16                      1,920,000        1,946,400
7.50% Sr. Nts., 6/15/14                                700,000          730,625
--------------------------------------------------------------------------------
Clayton Williams Energy, Inc., 7.75%
Sr. Unsec. Nts., 8/1/13                                195,000          180,863
--------------------------------------------------------------------------------
Compton Petroleum Finance Corp.,
7.625% Sr. Nts., 12/1/13                             1,400,000        1,358,000
--------------------------------------------------------------------------------
Copano Energy LLC, 8.125% Sr.
Unsec. Nts., 3/1/16                                    425,000          442,000
--------------------------------------------------------------------------------
El Paso Corp.:
7.75% Sr. Nts., 1/15/32                              1,300,000        1,430,000
7.875% Sr. Unsec. Nts., 6/15/12 4                    3,207,000        3,455,543
--------------------------------------------------------------------------------
El Paso Energy Corp., 7.625%
Nts., 7/15/11                                          350,000          372,750
--------------------------------------------------------------------------------
El Paso Production Holding Co.,
7.75% Sr. Unsec. Nts., 6/1/13                        3,000,000        3,153,750
--------------------------------------------------------------------------------
Forest Oil Corp., 7.75% Sr. Nts., 5/1/14             1,000,000        1,022,500
--------------------------------------------------------------------------------
Foundation PA Coal Co., 7.25%
Sr. Unsec. Nts., 8/1/14                                850,000          869,125
--------------------------------------------------------------------------------
Frontier Oil Corp., 6.625%
Sr. Unsec. Nts., 10/1/11                               450,000          451,125
--------------------------------------------------------------------------------
Inergy LP/Inergy Finance Corp.,
8.25% Sr. Unsec. Nts., 3/1/16                        1,165,000        1,229,075
--------------------------------------------------------------------------------
Massey Energy Co., 6.625% Sr. Nts.,
11/15/10                                               400,000          402,000
--------------------------------------------------------------------------------
Newfield Exploration Co., 6.625%
Sr. Unsec. Sub. Nts., 9/1/14                         1,600,000        1,608,000
--------------------------------------------------------------------------------
Pacific Energy Partners LP/Pacific
Energy Finance Corp., 6.25% Sr.
Unsec. Nts., 9/15/15                                   195,000          190,955
--------------------------------------------------------------------------------
Peabody Energy Corp., 6.875% Sr.
Unsec. Nts., Series B, 3/15/13                       1,200,000        1,236,000
--------------------------------------------------------------------------------
Pogo Producing Co.:
6.875% Sr. Unsec. Sub. Nts., 10/1/17                   200,000          192,000
7.875% Sr. Unsec. Sub. Nts., 5/1/13                    440,000          448,800
--------------------------------------------------------------------------------
Premcor Refining Group, Inc., 9.50%
Sr. Nts., 2/1/13                                     1,000,000        1,080,352


                      11 | OPPENHEIMER HIGH INCOME FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                     PRINCIPAL            VALUE
                                                        AMOUNT       SEE NOTE 1
--------------------------------------------------------------------------------
OIL & GAS Continued
Quicksilver Resources, Inc., 7.125%
Sr. Sub. Nts., 4/1/16                           $    1,515,000   $    1,488,488
--------------------------------------------------------------------------------
Range Resources Corp.:
6.375% Sr. Sub. Nts., 3/15/15                          745,000          730,100
7.375% Sr. Sub. Nts., 7/15/13                          400,000          412,000
7.50% Sr. Sub. Nts., 5/15/16                         1,760,000        1,812,800
--------------------------------------------------------------------------------
Sabine Pass LNG LP:
7.25% Sr. Sec. Nts., 11/30/13 4                      1,300,000        1,293,500
7.50% Sr. Sec. Nts., 11/30/16 4                      2,600,000        2,593,500
--------------------------------------------------------------------------------
Southern Natural Gas Co.:
7.35% Nts., 2/15/31                                  1,100,000        1,216,321
8% Sr. Unsub. Nts., 3/1/32                             500,000          586,751
8.875% Sr. Nts., 3/15/10                               700,000          737,863
--------------------------------------------------------------------------------
Stone Energy Corp.:
6.75% Sr. Unsec. Sub. Nts., 12/15/14                   860,000          825,600
8.25% Sr. Unsec. Sub. Nts., 12/15/11                 1,300,000        1,283,750
--------------------------------------------------------------------------------
Targa Resources, Inc., 8.50%
Sr. Nts., 11/1/13 1                                    950,000          961,875
--------------------------------------------------------------------------------
Teekay Shipping Corp., 8.875%
Sr. Nts., 7/15/11                                      375,000          404,531
--------------------------------------------------------------------------------
Tennessee Gas Pipeline Co., 7.50%
Bonds, 4/1/17                                          965,000        1,057,772
--------------------------------------------------------------------------------
Tesoro Corp.:
6.25% Sr. Unsec. Nts., 11/1/12                         515,000          515,000
6.625% Sr. Unsec. Nts., 11/1/15                        515,000          513,713
--------------------------------------------------------------------------------
Transcontinental Gas Pipe Line Corp.:
6.40% Sr. Unsec. Unsub. Nts., 4/15/16                  635,000          644,525
8.875% Sr. Unsub. Nts.,
Series B, 7/15/12                                      200,000          227,000
--------------------------------------------------------------------------------
Whiting Petroleum Corp.:
7.25% Sr. Sub. Nts., 5/1/12                            800,000          806,000
7.25% Sr. Unsec. Sub. Nts., 5/1/13                     350,000          352,625
--------------------------------------------------------------------------------
Williams Cos., Inc. (The):
7.125% Nts., 9/1/11                                    150,000          156,750
8.75% Unsec. Nts., 3/15/32                             900,000        1,021,500
--------------------------------------------------------------------------------
Williams Holdings of Delaware, Inc.,
6.50% Nts., 12/1/08 4                                  300,000          298,500
                                                                 ---------------
                                                                     44,508,577

--------------------------------------------------------------------------------
FINANCIALS--2.4%
--------------------------------------------------------------------------------
CAPITAL MARKETS--0.8%
Berry Plastics Holding Corp.:
8.875% Sr. Sec. Nts., 9/15/14 1                        735,000          749,700
9.235% Sr. Sec. Nts., 9/15/14 1,5                      735,000          747,863
--------------------------------------------------------------------------------
DeCrane Aircraft Holdings, Inc., 12%
Sr. Unsec. Sub. Nts., Series B, 9/30/08 4            1,550,000        1,325,250
--------------------------------------------------------------------------------
E*TRADE Financial Corp.:
7.375% Sr. Unsec. Nts., 9/15/13                        691,000          722,095
8% Sr. Nts., 6/15/11                                   825,000          866,250
                                                                 ---------------
                                                                      4,411,158

                                                     PRINCIPAL            VALUE
                                                        AMOUNT       SEE NOTE 1
--------------------------------------------------------------------------------
COMMERCIAL BANKS--0.1%
Bank Plus Corp., 12% Sr. Nts., 7/18/07 4        $      517,000   $      538,973
--------------------------------------------------------------------------------
CONSUMER FINANCE--0.2%
Ace Cash Express, Inc., 10.25%
Sr. Nts., 10/1/14 1                                    785,000          798,738
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--0.5%
AAC Group Holding Corp.,
0%/10.25% Sr. Unsec. Disc. Nts.,
10/1/12 3                                              200,000          176,000
--------------------------------------------------------------------------------
Affinia Group, Inc., 9% Sr. Unsec.
Sub. Nts., 11/30/14                                    135,000          132,975
--------------------------------------------------------------------------------
JSG Funding plc, 7.75% Sr. Unsec.
Sub. Nts., 4/1/15 4                                    865,000          834,725
--------------------------------------------------------------------------------
Nell AF Sarl, 8.375% Sr. Nts., 8/15/15 1               920,000          949,900
--------------------------------------------------------------------------------
Universal City Florida:
8.375% Sr. Unsec. Nts., 5/1/10                         270,000          278,100
10.121% Sr. Unsec. Nts., 5/1/10 5                      270,000          280,125
                                                                 ---------------
                                                                      2,651,825

--------------------------------------------------------------------------------
REAL ESTATE--0.8%
Felcor Lodging LP, 8.50% Sr.
Nts., 6/1/11 5                                         837,000          895,590
--------------------------------------------------------------------------------
Host Hotels & Resorts LP, 6.875%
Sr. Nts., 11/1/14 1                                    260,000          264,550
--------------------------------------------------------------------------------
Host Marriott LP:
6.375% Sr. Nts., Series O, 3/15/15                   2,025,000        2,007,281
6.75% Sr. Nts., Series Q, 6/1/16                       500,000          503,125
--------------------------------------------------------------------------------
Ventas Realty LP/Ventas Capital
Corp., 6.75% Sr. Nts., 4/1/17                          550,000          570,625
                                                                 ---------------
                                                                      4,241,171

--------------------------------------------------------------------------------
HEALTH CARE--4.4%
--------------------------------------------------------------------------------
BIOTECHNOLOGY--0.1%
Angiotech Pharmaceuticals, Inc.,
7.75% Sr. Sub. Nts., 4/1/14 1                          455,000          398,125
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--0.3%
Inverness Medical Innovations, Inc.,
8.75% Sr. Sub. Nts., 2/15/12                           600,000          627,000
--------------------------------------------------------------------------------
Universal Hospital Services, Inc.,
10.125% Sr. Unsec. Nts., 11/1/11                       800,000          858,000
                                                                 ---------------
                                                                      1,485,000

--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--3.9%
AmeriPath, Inc., 10.50% Sr. Unsec.
Sub. Nts., 4/1/13                                      700,000          761,250
--------------------------------------------------------------------------------
Community Health Systems, Inc.,
6.50% Sr. Unsec. Sub. Nts., 12/15/12                   900,000          891,000
--------------------------------------------------------------------------------
DaVita, Inc.:
6.625% Sr. Unsec. Nts., 3/15/13                        890,000          896,675
7.25% Sr. Unsec. Sub. Nts., 3/15/15                  1,910,000        1,957,750
--------------------------------------------------------------------------------
Fresenius Medical Care Capital Trust II,
7.875% Nts., 2/1/08                                  1,600,000        1,632,000


                      12 | OPPENHEIMER HIGH INCOME FUND/VA

                                                     PRINCIPAL            VALUE
                                                        AMOUNT       SEE NOTE 1
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES Continued
Genesis HealthCare Corp., 8% Sr.
Sub. Nts., 10/15/13                             $      400,000   $      419,000
--------------------------------------------------------------------------------
HCA, Inc.:
6.25% Nts., 2/15/13                                     20,000           17,750
8.75% Sr. Nts., 9/1/10                               2,800,000        2,926,000
9.125% Sr. Sec. Nts., 11/15/14 1                       365,000          391,006
9.25% Sr. Sec. Nts., 11/15/16 1                        365,000          391,919
9.625% Sr. Sec. Nts., 11/15/16 1,6                     910,000          980,525
--------------------------------------------------------------------------------
HEALTHSOUTH Corp., 10.75% Sr.
Nts., 6/15/16 1                                        505,000          546,031
--------------------------------------------------------------------------------
Omnicare, Inc.:
6.75% Sr. Sub. Nts., 12/15/13                          185,000          183,613
6.875% Sr. Sub. Nts., 12/15/15                         285,000          282,863
--------------------------------------------------------------------------------
Psychiatric Solutions, Inc., 7.75% Sr.
Unsec. Sub. Nts., 7/15/15                              485,000          486,213
--------------------------------------------------------------------------------
Select Medical Corp., 7.625% Sr.
Unsec. Sub. Nts., 2/1/15                             2,475,000        2,066,625
--------------------------------------------------------------------------------
Tenet Healthcare Corp.:
6.375% Sr. Nts., 12/1/11                               974,000          896,080
7.375% Nts., 2/1/13                                     77,000           71,129
9.875% Sr. Nts., 7/1/14                              1,950,000        1,993,875
--------------------------------------------------------------------------------
Triad Hospitals, Inc., 7% Sr. Sub.
Nts., 11/15/13                                         270,000          273,038
--------------------------------------------------------------------------------
US Oncology, Inc.:
9% Sr. Unsec. Nts., 8/15/12 4                          650,000          689,000
10.75% Sr. Unsec. Sub. Nts., 8/15/14                   650,000          721,500
--------------------------------------------------------------------------------
Vanguard Health Holding Co. I LLC,
0%/11.25% Sr. Disc. Nts., 10/1/15 3                  1,760,000        1,364,000
                                                                 ---------------
                                                                     20,838,842

--------------------------------------------------------------------------------
PHARMACEUTICALS--0.1%
Valeant Pharmaceuticals
International, Inc., 7% Sr. Nts.,
12/15/11 4                                             800,000          772,000
--------------------------------------------------------------------------------
INDUSTRIALS--8.1%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE--1.4%
Alliant Techsystems, Inc., 6.75% Sr.
Sub. Nts., 4/1/16                                      910,000          912,275
--------------------------------------------------------------------------------
BE Aerospace, Inc., 8.875% Sr. Unsec.
Sub. Nts., 5/1/11                                       57,000           59,280
--------------------------------------------------------------------------------
Bombardier, Inc., 8% Sr. Nts., 11/15/14 4              455,000          468,332
--------------------------------------------------------------------------------
DRS Technologies, Inc.:
6.625% Sr. Nts., 2/1/16                                735,000          744,188
6.875% Sr. Unsec. Sub. Nts., 11/1/13                   300,000          303,750
7.625% Sr. Sub. Nts., 2/1/18                           320,000          331,200
--------------------------------------------------------------------------------
L-3 Communications Corp.:
5.875% Sr. Sub. Nts., 1/15/15                          684,000          663,480
6.125% Sr. Unsec. Sub. Nts., 1/15/14                 1,100,000        1,080,750
6.375% Sr. Unsec. Sub. Nts., Series B,
10/15/15                                             1,280,000        1,273,600
7.625% Sr. Sub. Nts., 6/15/12                          500,000          520,000

                                                     PRINCIPAL            VALUE
                                                        AMOUNT       SEE NOTE 1
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE Continued
TRW Automotive, Inc.:
9.375% Sr. Nts., 2/15/13                        $      580,000   $      624,950
11% Sr. Sub. Nts., 2/15/13                             454,000          499,968
                                                                 ---------------
                                                                      7,481,773

--------------------------------------------------------------------------------
AIRLINES--0.0%
ATA Holdings Corp., 13% Sr. Unsec.
Nts., 2/1/09 2,4,9                                   1,575,000               --
--------------------------------------------------------------------------------
BUILDING PRODUCTS--0.6%
Associated Materials, Inc., 9.75%
Sr. Sub. Nts., 4/15/12                                 700,000          724,500
--------------------------------------------------------------------------------
Dayton Superior Corp., 13% Sr.
Unsec. Sub. Nts., 6/15/09                              100,000          103,000
--------------------------------------------------------------------------------
Goodman Global Holding Co., Inc.,
7.875% Sr. Unsec. Sub. Nts., 12/15/12                1,060,000        1,046,750
--------------------------------------------------------------------------------
Jacuzzi Brands, Inc., 9.625% Sr. Sec.
Nts., 7/1/10                                           544,000          580,720
--------------------------------------------------------------------------------
Nortek, Inc., 8.50% Sr. Unsec. Unsub.
Nts., 9/1/14                                           600,000          591,000
                                                                 ---------------
                                                                      3,045,970

--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--1.4%
Allied Waste North America, Inc.:
7.25% Sr. Nts., 3/15/15                                225,000          226,406
7.375% Sr. Sec. Nts., Series B, 4/15/14              2,850,000        2,850,000
9.25% Sr. Sec. Debs., Series B, 9/1/12                 283,000          302,103
--------------------------------------------------------------------------------
American Pad & Paper Co., 13% Sr.
Sub. Nts., Series B, 11/15/05 2,4,9                    200,000               --
--------------------------------------------------------------------------------
Cenveo Corp., 7.875% Sr. Sub.
Nts., 12/1/13                                        1,100,000        1,061,500
--------------------------------------------------------------------------------
Corrections Corp. of America:
6.25% Sr. Unsec. Sub. Nts., 3/15/13                    890,000          886,663
7.50% Sr. Nts., 5/1/11                                 500,000          517,500
--------------------------------------------------------------------------------
FTI Consulting, Inc., 7.75% Sr. Unsec.
Nts., 10/1/16 1                                        640,000          667,200
--------------------------------------------------------------------------------
Mobile Services Group, Inc., 9.75%
Sr. Nts., 8/1/14 1                                     130,000          136,500
--------------------------------------------------------------------------------
MSW Energy Holdings II LLC/MSW
Energy Finance Co. II, Inc., 7.375% Sr.
Sec. Nts., Series B, 9/1/10                            700,000          717,500
--------------------------------------------------------------------------------
MSW Energy Holdings LLC/MSW
Energy Finance Co., Inc., 8.50% Sr.
Sec. Nts., 9/1/10                                      400,000          418,000
                                                                 ---------------
                                                                      7,783,372

--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--0.3%
Belden & Blake Corp., 8.75% Sec.
Nts., 7/15/12                                          650,000          669,500
--------------------------------------------------------------------------------
General Cable Corp., 9.50% Sr.
Nts., 11/15/10                                         500,000          532,500


                      13 | OPPENHEIMER HIGH INCOME FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                     PRINCIPAL            VALUE
                                                        AMOUNT       SEE NOTE 1
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT Continued
UCAR Finance, Inc., 10.25% Sr.
Nts., 2/15/12                                   $      400,000   $      423,500
                                                                 ---------------
                                                                      1,625,500

--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--0.3%
Covalence Specialty Materials Corp.,
10.25% Sr. Sub. Nts., 3/1/16 1                       1,475,000        1,357,000
--------------------------------------------------------------------------------
Great Lakes Dredge & Dock Co.,
7.75% Sr. Unsec. Sub. Nts., 12/15/13                   250,000          245,000
                                                                 ---------------
                                                                      1,602,000

--------------------------------------------------------------------------------
MACHINERY--1.3%
Case New Holland, Inc.:
7.125% Sr. Unsec. Nts., 3/1/14                         730,000          744,600
9.25% Sr. Nts., 8/1/11                                 800,000          851,000
--------------------------------------------------------------------------------
Douglas Dynamics LLC, 7.75% Sr.
Nts., 1/15/12 1                                        600,000          567,000
--------------------------------------------------------------------------------
Greenbrier Cos., Inc., 8.375% Sr.
Unsec. Nts., 5/15/15                                   740,000          756,650
--------------------------------------------------------------------------------
Manitowoc Co., Inc. (The):
7.125% Sr. Nts., 11/1/13                               150,000          152,250
10.50% Sr. Sub. Nts., 8/1/12                           520,000          560,950
--------------------------------------------------------------------------------
Milacron Escrow Corp., 11.50% Sr.
Sec. Nts., 5/15/11 4                                 1,700,000        1,623,500
--------------------------------------------------------------------------------
Trinity Industries, Inc., 6.50% Sr.
Nts., 3/15/14                                        1,000,000          987,500
--------------------------------------------------------------------------------
Wolverine Tube, Inc., 7.375% Sr.
Nts., 8/1/08 1                                       1,250,000          993,750
                                                                 ---------------
                                                                      7,237,200

--------------------------------------------------------------------------------
ROAD & RAIL--1.5%
Avis Budget Car Rental LLC/Avis
Budget Finance, Inc.:
7.625% Sr. Nts., 5/15/14                               800,000          784,000
7.75% Sr. Nts., 5/15/16 1                              455,000          440,213
7.874% Sr. Nts., 5/15/14 1,5                           180,000          174,600
--------------------------------------------------------------------------------
Hertz Corp.:
8.875% Sr. Nts., 1/1/14 1                               90,000           94,725
10.50% Sr. Sub. Nts., 1/1/16 1                       1,570,000        1,734,850
--------------------------------------------------------------------------------
Kansas City Southern Railway Co.
(The), 7.50% Sr. Nts., 6/15/09                         500,000          506,875
--------------------------------------------------------------------------------
Stena AB:
7% Sr. Unsec. Nts., 12/1/16 4                          150,000          143,250
7.50% Sr. Unsec. Nts., 11/1/13                         928,000          921,040
9.625% Sr. Nts., 12/1/12 4                           1,100,000        1,177,000
--------------------------------------------------------------------------------
TDS Investor Corp., 11.875% Sr. Sub.
Nts., 9/1/16 1                                       1,800,000        1,854,000
                                                                 ---------------
                                                                      7,830,553

                                                     PRINCIPAL            VALUE
                                                        AMOUNT       SEE NOTE 1
--------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS--1.2%
Ashtead Capital, Inc., 9%
Nts., 8/15/16 1                                 $      440,000   $      473,000
--------------------------------------------------------------------------------
H&E Equipment Services, Inc.,
8.375% Sr. Unsec. Nts., 7/15/16                        480,000          505,200
--------------------------------------------------------------------------------
Interline Brands, Inc., 8.125% Sr.
Sub. Nts., 6/15/14                                     575,000          593,688
--------------------------------------------------------------------------------
United Rentals, Inc., 7% Sr. Sub.
Nts., 2/15/14 7                                      5,000,000        4,931,250
                                                                 ---------------
                                                                      6,503,138

--------------------------------------------------------------------------------
TRANSPORTATION INFRASTRUCTURE--0.1%
Horizon Lines LLC, 9% Nts., 11/1/12                    473,000          499,015
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--4.8%
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--0.8%
Loral Skynet Corp., 14% Sr. Sec.
Nts., 11/21/15 4,6                                     198,000          228,195
--------------------------------------------------------------------------------
Lucent Technologies, Inc., 6.45%
Unsec. Debs., 3/15/29                                4,100,000        3,802,750
--------------------------------------------------------------------------------
Nortel Networks Ltd., 9.624% Sr.
Nts., 7/15/11 1,5                                      435,000          460,556
--------------------------------------------------------------------------------
Orion Network Systems, Inc.,
12.50% Sr. Unsub. Disc. Nts., 1/15/07 2,9            1,150,000               12
                                                                 ---------------
                                                                      4,491,513

--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--0.2%
Seagate Technology HDD Holdings:
6.375% Sr. Nts., 10/1/11                               920,000          924,600
6.80% Sr. Nts., 10/1/16                                275,000          277,750
                                                                 ---------------
                                                                      1,202,350

--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.4%
Flextronics International Ltd.,
6.25% Sr. Sub. Nts., 11/15/14                          300,000          291,000
--------------------------------------------------------------------------------
RBS Global & Rexnord Corp.:
9.50% Sr. Nts., 8/1/14 1                                75,000           78,375
11.75% Sr. Sub. Nts., 8/1/16 1                         265,000          278,250
--------------------------------------------------------------------------------
Sanmina-SCI Corp.:
6.75% Unsec. Sub. Nts., 3/1/13                         470,000          434,750
8.125% Sr. Sub. Nts., 3/1/16                           550,000          534,875
--------------------------------------------------------------------------------
Solectron Global Finance Ltd., 8%
Sr. Unsec. Sub. Nts., 3/15/16                          240,000          244,200
                                                                 ---------------
                                                                      1,861,450

--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES--0.0%
Exodus Communications, Inc.,
10.75% Sr. Nts., 12/15/09 2,4,9 [EUR]                  846,550               --
--------------------------------------------------------------------------------
NorthPoint Communications
Group, Inc., 12.875% Nts., 2/15/10 2,4,9               240,208               --
--------------------------------------------------------------------------------
PSINet, Inc., 10.50% Sr. Unsec.
Nts., 12/1/06 2,4,9 [EUR]                            1,000,000               --
                                                                 ---------------
                                                                             --


                      14 | OPPENHEIMER HIGH INCOME FUND/VA

                                                     PRINCIPAL            VALUE
                                                        AMOUNT       SEE NOTE 1
--------------------------------------------------------------------------------
IT SERVICES--1.3%
DI Finance/DynCorp International
LLC, 9.50% Sr. Unsec. Sub. Nts.,
Series B, 2/15/13                               $    1,186,000   $    1,263,090
--------------------------------------------------------------------------------
iPayment Holdings, Inc., 9.75% Sr.
Unsec. Sub. Nts., 5/15/14                              750,000          774,375
--------------------------------------------------------------------------------
Iron Mountain, Inc.:
7.75% Sr. Sub. Nts., 1/15/15                           200,000          205,000
8.625% Sr. Unsec. Sub. Nts., 4/1/13                  1,000,000        1,037,500
--------------------------------------------------------------------------------
SunGard Data Systems, Inc.:
9.125% Sr. Unsec. Nts., 8/15/13                        700,000          738,500
10.25% Sr. Unsec. Sub. Nts., 8/15/15                 2,490,000        2,670,525
                                                                 ---------------
                                                                      6,688,990

--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--2.1%
Advanced Micro Devices, Inc.,
7.75% Sr. Unsec. Nts., 11/1/12                       1,955,000        2,033,200
--------------------------------------------------------------------------------
Amkor Technology, Inc.:
7.75% Sr. Nts., 5/15/13                              1,750,000        1,616,563
9.25% Sr. Unsec. Nts., 6/1/16                        1,200,000        1,182,000
--------------------------------------------------------------------------------
Conexant Systems, Inc., 9.126%
Sr. Sec. Nts., 11/15/10 4,5                            455,000          464,100
--------------------------------------------------------------------------------
Freescale Semiconductor, Inc.:
8.875% Sr. Nts., 12/15/14 1                          1,370,000        1,371,713
9.125% Sr. Nts., 12/15/14 1                          2,285,000        2,282,144
10.125% Sr. Sub. Nts., 12/15/16 1                    1,830,000        1,841,438
--------------------------------------------------------------------------------
NXP BV, 7.875% Sr. Sec. Bonds,
10/15/14 1                                             455,000          472,631
                                                                 ---------------
                                                                     11,263,789

--------------------------------------------------------------------------------
MATERIALS--9.4%
--------------------------------------------------------------------------------
CHEMICALS--2.7%
BCP Crystal US Holdings Corp.,
9.625% Sr. Sub. Nts., 6/15/14                        1,560,000        1,731,600
--------------------------------------------------------------------------------
Crystal US Holdings 3 LLC/Crystal
US Sub 3 Corp., 0%/10.50% Sr. Unsec.
Disc. Nts., Series B, 10/1/14 3                      1,600,000        1,384,000
--------------------------------------------------------------------------------
Equistar Chemicals LP/Equistar
Funding Corp.:
8.75% Sr. Unsec. Nts., 2/15/09                         400,000          421,000
10.125% Sr. Unsec. Nts., 9/1/08                         57,000           60,848
10.625% Sr. Unsec. Nts., 5/1/11                      1,400,000        1,498,000
--------------------------------------------------------------------------------
Georgia Gulf Corp., 10.75% Sr. Sub.
Nts., 10/15/16                                       1,465,000        1,413,725
--------------------------------------------------------------------------------
Huntsman International LLC:
7.875% Sr. Unsec. Sub. Nts., 11/13/14 1                260,000          263,250
8.375% Sr. Sub. Nts., 1/1/15 1,5                       420,000          418,950
--------------------------------------------------------------------------------
Huntsman LLC:
11.50% Sr. Unsec. Nts., 7/15/12 5                      332,000          375,990
11.625% Sr. Unsec. Nts., 10/15/10                       37,000           40,608
--------------------------------------------------------------------------------
Ineos Group Holdings plc, 8.50%
Nts., 2/15/16 1                                        590,000          566,400
--------------------------------------------------------------------------------
Innophos, Inc., 8.875% Sr. Unsec.
Sub. Nts., 8/15/14                                     280,000          285,600

                                                     PRINCIPAL            VALUE
                                                        AMOUNT       SEE NOTE 1
--------------------------------------------------------------------------------
CHEMICALS Continued
KI Holdings, Inc., 0%/9.875% Sr.
Unsec. Sub. Disc. Nts., 11/15/14 3              $      750,000   $      603,750
--------------------------------------------------------------------------------
Lyondell Chemical Co.:
8% Sr. Unsec. Nts., 9/15/14                          1,375,000        1,433,438
8.25% Sr. Unsec. Nts., 9/15/16                         735,000          775,425
10.50% Sr. Sec. Nts., 6/1/13                           800,000          884,000
11.125% Sr. Sec. Nts., 7/15/12                         300,000          324,000
--------------------------------------------------------------------------------
Mosaic Global Holdings, Inc.:
7.375% Sr. Nts., 12/1/14 1                             365,000          376,406
7.625% Sr. Nts., 12/1/16 1                             365,000          380,056
--------------------------------------------------------------------------------
Rockwood Specialties Group, Inc.:
7.50% Sr. Sub. Nts., 11/15/14                          400,000          405,000
10.625% Sr. Unsec. Sub. Nts., 5/15/11                  291,000          311,370
--------------------------------------------------------------------------------
Tronox Worldwide LLC/Tronox
Finance Corp., 9.50% Sr. Unsec.
Nts., 12/1/12                                          195,000          206,213
                                                                 ---------------
                                                                     14,159,629

--------------------------------------------------------------------------------
CONSTRUCTION MATERIALS--0.3%
NTK Holdings, Inc., 0%/10.75% Sr.
Disc. Nts., 3/1/14 3                                 2,420,000        1,706,100
--------------------------------------------------------------------------------
CONTAINERS & PACKAGING--3.6%
Ball Corp., 6.625% Sr. Nts., 3/15/18                   910,000          907,725
--------------------------------------------------------------------------------
Crown Americas, Inc., 7.75% Sr.
Nts., 11/15/15                                         760,000          792,300
--------------------------------------------------------------------------------
Graham Packaging Co., Inc., 9.875%
Sr. Unsec. Sub. Nts., 10/15/14                       3,500,000        3,552,500
--------------------------------------------------------------------------------
Graphic Packaging International Corp.:
8.50% Sr. Nts., 8/15/11                              1,000,000        1,040,000
9.50% Sr. Sub. Nts., 8/15/13                           950,000        1,007,000
--------------------------------------------------------------------------------
Jefferson Smurfit Corp.:
7.50% Sr. Unsec. Unsub. Nts., 6/1/13                   350,000          330,750
8.25% Sr. Unsec. Nts., 10/1/12                       1,750,000        1,715,000
--------------------------------------------------------------------------------
MDP Acquisitions plc, 9.625% Sr.
Nts., 10/1/12                                          800,000          852,000
--------------------------------------------------------------------------------
Owens-Brockway Glass Container, Inc.:
7.75% Sr. Sec. Nts., 5/15/11                           500,000          516,250
8.25% Sr. Unsec. Nts., 5/15/13                       1,657,000        1,721,209
8.75% Sr. Sec. Nts., 11/15/12                        1,350,000        1,437,750
8.875% Sr. Sec. Nts., 2/15/09                          264,000          271,260
--------------------------------------------------------------------------------
Pliant Corp., 11.85% Sr. Sec.
Nts., 6/15/09 2,6                                      605,424          663,696
--------------------------------------------------------------------------------
Solo Cup Co., 8.50% Sr. Sub.
Nts., 2/15/14                                        1,100,000          957,000
--------------------------------------------------------------------------------
Stone Container Corp.:
8.375% Sr. Nts., 7/1/12                                220,000          216,700
9.75% Sr. Unsec. Nts., 2/1/11                          601,000          622,786
--------------------------------------------------------------------------------
Tekni-Plex, Inc., 10.875% Sr. Sec.
Nts., 8/15/12 1                                        290,000          327,700
--------------------------------------------------------------------------------
TriMas Corp., 9.875% Sr. Unsec.
Sub. Nts., 6/15/12                                   2,300,000        2,236,750
                                                                 ---------------
                                                                     19,168,376


                      15 | OPPENHEIMER HIGH INCOME FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                     PRINCIPAL            VALUE
                                                        AMOUNT       SEE NOTE 1
--------------------------------------------------------------------------------
METALS & MINING--1.6%
AK Steel Corp., 7.75% Sr. Unsec.
Nts., 6/15/12                                   $    1,107,000   $    1,120,838
--------------------------------------------------------------------------------
Century Aluminum Co., 7.50% Sr.
Unsec. Nts., 8/15/14                                 1,000,000        1,018,750
--------------------------------------------------------------------------------
Gibraltar Industries, Inc., 8% Sr.
Unsec. Sub. Nts., Series B, 12/1/15 4                1,075,000        1,065,594
--------------------------------------------------------------------------------
IPSCO, Inc., 8.75% Sr. Nts., 6/1/13                    300,000          322,875
--------------------------------------------------------------------------------
Ispat Inland ULC, 9.75% Sr. Sec.
Nts., 4/1/14                                         1,364,000        1,526,286
--------------------------------------------------------------------------------
Koppers Industry, Inc., 9.875% Sr. Sec.
Nts., 10/15/13                                         614,000          670,795
--------------------------------------------------------------------------------
Northwest Pipeline Corp., 8.125% Sr.
Nts., 3/1/10                                           200,000          209,250
--------------------------------------------------------------------------------
Novelis, Inc., 8.25% Sr. Nts., 2/15/15 1,5           1,915,000        1,862,338
--------------------------------------------------------------------------------
Steel Dynamics, Inc., 9.50% Sr.
Nts., 3/15/09                                          400,000          412,500
--------------------------------------------------------------------------------
United States Steel Corp., 9.75% Sr.
Nts., 5/15/10                                          505,000          539,719
                                                                 ---------------
                                                                      8,748,945

--------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS--1.2%
Abitibi-Consolidated Co. of Canada,
8.375% Sr. Unsec. Sub. Nts., 4/1/15                  1,200,000        1,044,000
--------------------------------------------------------------------------------
Abitibi-Consolidated, Inc.:
8.55% Nts., 8/1/10                                     600,000          573,000
8.85% Unsec. Bonds, 8/1/30                             500,000          412,500
--------------------------------------------------------------------------------
Appleton Papers, Inc., 8.125% Sr.
Nts., 6/15/11                                          380,000          389,500
--------------------------------------------------------------------------------
Buckeye Technologies, Inc., 8.50% Sr.
Nts., 10/1/13                                          350,000          371,000
--------------------------------------------------------------------------------
Domtar, Inc., 7.125% Nts., 8/15/15                     800,000          788,000
--------------------------------------------------------------------------------
JSG Holding plc, 11.50% Sr. Nts.,
10/1/15 4,6 [EUR]                                      325,525          449,044
--------------------------------------------------------------------------------
Mercer International, Inc., 9.25%
Sr. Nts., 2/15/13                                      440,000          432,300
--------------------------------------------------------------------------------
Norske Skog Canada Ltd., 7.375%
Sr. Unsec. Nts., 3/1/14                              1,000,000          952,500
--------------------------------------------------------------------------------
Verso Paper Holdings LLC/Verson
Paper, Inc.:
9.121% Sr. Sec. Nts., 8/1/14 1,5                       530,000          540,600
11.375% Sr. Sub. Nts., 8/1/16 1                        530,000          559,150
                                                                 ---------------
                                                                      6,511,594

--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--9.3%
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--5.0%
Citizens Communications Co.,
6.25% Sr. Nts., 1/15/13 1                            3,500,000        3,451,875
--------------------------------------------------------------------------------
Intelsat Bermuda Ltd., 11.25% Sr.
Nts., 6/15/16 1                                        430,000          474,075

                                                     PRINCIPAL            VALUE
                                                        AMOUNT       SEE NOTE 1
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES Continued
Intelsat Subsidiary Holding Co. Ltd.:
8.25% Sr. Nts., 1/15/13 5                       $    1,300,000   $    1,326,000
8.625% Sr. Nts., 1/15/15                               625,000          653,125
--------------------------------------------------------------------------------
Level 3 Financing, Inc., 9.25% Sr.
Nts., 11/1/14 1                                      2,075,000        2,126,875
--------------------------------------------------------------------------------
Nordic Telephone Co. Holdings
ApS, 8.875% Sr. Nts., 5/1/16 1                         455,000          489,125
--------------------------------------------------------------------------------
PanAmSat Corp.:
9% Sr. Nts., 6/15/16 1                                 495,000          526,556
9% Sr. Unsec. Nts., 8/15/14                          1,300,000        1,379,625
--------------------------------------------------------------------------------
Qwest Capital Funding, Inc.:
7.25% Unsec. Unsub. Nts., 2/15/11                      900,000          923,625
7.90% Unsec. Nts., 8/15/10                             757,000          792,011
--------------------------------------------------------------------------------
Qwest Communications
International, Inc., 7.25% Sr. Unsec.
Sub. Nts., 2/15/11 5                                   600,000          616,500
--------------------------------------------------------------------------------
Qwest Corp.:
7.50% Sr. Unsec. Nts., 10/1/14                         880,000          937,200
8.875% Unsec. Unsub. Nts., 3/15/12 5                 3,700,000        4,139,375
--------------------------------------------------------------------------------
Teligent, Inc., 11.50% Sr. Nts., 12/1/07 2,4,9         400,000               --
--------------------------------------------------------------------------------
Time Warner Telecom Holdings,
Inc., 9.25% Sr. Unsec. Unsub.
Nts., 2/15/14                                        2,650,000        2,845,438
--------------------------------------------------------------------------------
Valor Telecommunications
Enterprises LLC, 7.75% Sr. Unsec.
Sub. Nts., 2/15/15                                     445,000          481,156
--------------------------------------------------------------------------------
West Corp.:
9.50% Sr. Nts., 10/15/14 1                           1,040,000        1,045,200
11% Sr. Sub. Nts., 10/15/16 1                          935,000          949,025
--------------------------------------------------------------------------------
Windstream Corp.:
8.125% Sr. Nts., 8/1/13 1                              655,000          712,313
8.625% Sr. Nts., 8/1/16 1                            2,555,000        2,810,500
--------------------------------------------------------------------------------
Winstar Communications, Inc.,
12.75% Sr. Nts., 4/15/10 2,4,9                       1,000,000               --
                                                                 ---------------
                                                                     26,679,599

--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES--4.3%
Alamosa Delaware, Inc.:
8.50% Sr. Nts., 1/31/12 4                              500,000          530,063
11% Sr. Unsec. Nts., 7/31/10 4                          57,000           61,602
--------------------------------------------------------------------------------
American Cellular Corp., 10% Sr.
Nts., Series B, 8/1/11                               2,110,000        2,241,875
--------------------------------------------------------------------------------
American Tower Corp.:
7.125% Sr. Unsec. Nts., 10/15/12                       500,000          516,250
7.50% Sr. Nts., 5/1/12                               1,450,000        1,508,000
--------------------------------------------------------------------------------
CellNet Data Systems, Inc., Sr.
Unsec. Disc. Nts., 10/1/07 2,4,9                     1,834,000               --
--------------------------------------------------------------------------------
Centennial Cellular Operating
Co. LLC/Centennial Communications
Corp., 10.125% Sr. Nts., 6/15/13                     2,200,000        2,381,500
--------------------------------------------------------------------------------
Centennial Communications
Corp., 10% Sr. Unsec. Nts., 1/1/13                     300,000          320,625


                      16 | OPPENHEIMER HIGH INCOME FUND/VA

                                                     PRINCIPAL            VALUE
                                                        AMOUNT       SEE NOTE 1
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES Continued
Cricket Communications, Inc.,
9.375% Sr. Nts., 11/1/14 1                      $    1,170,000   $    1,240,200
--------------------------------------------------------------------------------
Dobson Cellular Systems, Inc.,
8.375% Sr. Sec. Nts., 11/1/11                          470,000          497,613
--------------------------------------------------------------------------------
Dobson Communications Corp.:
8.875% Sr. Nts., 10/1/13                               769,000          787,264
9.624% Sr. Unsec. Nts., 10/15/12 5                     290,000          297,250
--------------------------------------------------------------------------------
IWO Holdings, Inc., 9.124% Sr. Sec.
Nts., 1/15/12 5                                        220,000          225,500
--------------------------------------------------------------------------------
Nextel Communications, Inc., 7.375%
Sr. Nts., Series D, 8/1/15                           3,590,000        3,684,815
--------------------------------------------------------------------------------
Nextel Partners, Inc., 8.125% Sr.
Nts., 7/1/11                                           700,000          732,375
--------------------------------------------------------------------------------
Rogers Wireless, Inc.:
6.375% Sec. Nts., 3/1/14                               700,000          712,250
7.50% Sec. Nts., 3/15/15                               900,000          981,000
8% Sr. Sub. Nts., 12/15/12                             600,000          643,500
--------------------------------------------------------------------------------
Rural Cellular Corp.:
9.75% Sr. Sub. Nts., 1/15/10                         3,357,000        3,466,103
9.875% Sr. Nts., 2/1/10                                600,000          641,250
--------------------------------------------------------------------------------
UbiquiTel Operating Co., 9.875%
Sr. Nts., 3/1/11                                     1,100,000        1,193,500
--------------------------------------------------------------------------------
US Unwired, Inc., 10% Sr. Sec.
Nts., 6/15/12                                          500,000          552,500
                                                                 ---------------
                                                                     23,215,035

--------------------------------------------------------------------------------
UTILITIES--5.9%
--------------------------------------------------------------------------------
ELECTRIC UTILITIES--2.0%
Edison Mission Energy:
7.50% Sr. Unsec. Nts., 6/15/13                         445,000          467,250
7.75% Sr. Unsec. Nts., 6/15/16                         525,000          559,125
--------------------------------------------------------------------------------
ESI Tractebel Acquisition Corp.,
7.99% Sec. Bonds, Series B, 12/30/11                   782,000          806,460
--------------------------------------------------------------------------------
Midwest Generation LLC, 8.75%
Sr. Sec. Nts., 5/1/34                                4,420,000        4,817,800
--------------------------------------------------------------------------------
Reliant Energy, Inc.:
6.75% Sr. Sec. Nts., 12/15/14                          600,000          589,500
9.25% Sr. Sec. Nts., 7/15/10                           457,000          482,135
9.50% Sr. Sec. Nts., 7/15/13                         1,825,000        1,966,438
--------------------------------------------------------------------------------
Sierra Pacific Resources, 6.75% Sr.
Unsec. Nts., 8/15/17                                 1,081,000        1,065,661
                                                                 ---------------
                                                                     10,754,369

--------------------------------------------------------------------------------
ENERGY TRADERS--3.5%
AES Corp. (The):
7.75% Sr. Unsec. Unsub. Nts., 3/1/14                   200,000          212,000
8.75% Sr. Sec. Nts., 5/15/13 1                       1,550,000        1,668,188
--------------------------------------------------------------------------------
AES Red Oak LLC:
8.54% Sr. Sec. Bonds, Series A,
11/30/19                                               570,019          622,746
9.20% Sr. Sec. Bonds, Series B,
11/30/29                                               500,000          566,250

                                                     PRINCIPAL            VALUE
                                                        AMOUNT       SEE NOTE 1
--------------------------------------------------------------------------------
ENERGY TRADERS Continued
Dynegy Holdings, Inc.:
6.875% Sr. Unsec. Unsub. Nts., 4/1/11           $    1,501,000   $    1,508,505
8.375% Sr. Unsec. Nts., 5/1/16                         410,000          432,550
8.75% Sr. Nts., 2/15/12                                424,000          451,560
--------------------------------------------------------------------------------
Mirant Americas Generation LLC:
8.30% Sr. Unsec. Nts., 5/1/11                        4,400,000        4,532,000
9.125% Sr. Unsec. Nts., 5/1/31                       1,200,000        1,278,000
--------------------------------------------------------------------------------
Mirant Mid-Atlantic LLC, 8.625%
Sec. Pass-Through Certificates,
Series A, 6/30/12                                    1,132,726        1,198,566
--------------------------------------------------------------------------------
NRG Energy, Inc.:
7.375% Sr. Nts., 1/15/17                             2,300,000        2,311,500
7.375% Sr. Nts., 2/1/16                              4,140,000        4,171,050
                                                                 ---------------
                                                                     18,952,915

--------------------------------------------------------------------------------
GAS UTILITIES--0.1%
SEMCO Energy, Inc., 7.125% Sr.
Nts., 5/15/08                                          400,000          401,598
--------------------------------------------------------------------------------
MULTI-UTILITIES & UNREGULATED POWER--0.3%
CMS Energy Corp.:
7.50% Sr. Nts., 1/15/09                                357,000          369,941
7.75% Sr. Nts., 8/1/10                                 400,000          424,000
--------------------------------------------------------------------------------
NorthWestern Corp., 5.875% Sr.
Sec. Nts., 11/1/14                                     580,000          570,753
                                                                 ---------------
                                                                      1,364,694
                                                                 ---------------
Total Corporate Bonds and Notes
(Cost $471,832,897)                                                 477,910,119

                                                        SHARES
--------------------------------------------------------------------------------
PREFERRED STOCKS--0.8%
--------------------------------------------------------------------------------
AmeriKing, Inc., 13% Cum. Sr.
Exchangeable, Non-Vtg. 4,6                              13,764               --
--------------------------------------------------------------------------------
Dobson Communications Corp.,
6% Cv., Series F (converts into
Dobson Communications Corp.,
Cl. A common stock), Non-Vtg. 1                            885          169,367
--------------------------------------------------------------------------------
Eagle-Picher Holdings, Inc., 11.75%
Cum. Exchangeable, Series B,
Non-Vtg. 4,9                                             8,000               --
--------------------------------------------------------------------------------
ICG Holdings, Inc., 14.25%
Exchangeable, Non-Vtg. 4,6,9                               342               --
--------------------------------------------------------------------------------
ION Media Networks, Inc.:
14.25% Cum., Non-Vtg. 4,6                                  229        1,705,693
9.75% Cv., Series AI 4,6,9                                   1              894
--------------------------------------------------------------------------------
Loral Skynet Corp., 12% Cum.,
Series A, Non-Vtg. 4,6                                   1,750          362,250
--------------------------------------------------------------------------------
PTV, Inc., 10% Cum., Series A,
Non-Vtg.                                                    22               83
--------------------------------------------------------------------------------
Rural Cellular Corp., 11.375%
Cum., Series B, Non-Vtg. 4,6                               245          306,863


                      17 | OPPENHEIMER HIGH INCOME FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                          VALUE
                                                        SHARES       SEE NOTE 1
--------------------------------------------------------------------------------
PREFERRED STOCKS Continued
--------------------------------------------------------------------------------
Sovereign Real Estate Investment
Trust, 12% Non-Cum., Series A 4                         10,000   $    1,557,500
                                                                 ---------------
Total Preferred Stocks (Cost $4,495,691)                              4,102,650

--------------------------------------------------------------------------------
COMMON STOCKS--1.8%
--------------------------------------------------------------------------------
American Tower Corp. 9                                  19,733          735,646
--------------------------------------------------------------------------------
ATA Holdings Corp. 4,9                                   4,647           69,705
--------------------------------------------------------------------------------
Cebridge Connections Holding LLC 4,9                    18,668               --
--------------------------------------------------------------------------------
Charles River Laboratories
International, Inc. 9                                    8,360          361,570
--------------------------------------------------------------------------------
Chesapeake Energy Corp.                                 12,000          348,600
--------------------------------------------------------------------------------
Citigroup, Inc.                                            359           19,996
--------------------------------------------------------------------------------
Covad Communications Group, Inc. 9                      20,660           28,511
--------------------------------------------------------------------------------
Dobson Communications Corp.,
Cl. A 9                                                 43,391          377,936
--------------------------------------------------------------------------------
El Paso Corp.                                           45,000          687,600
--------------------------------------------------------------------------------
Globix Corp. 9                                          11,467           49,881
--------------------------------------------------------------------------------
Gulfstream Holding, Inc. 4,9                                56               --
--------------------------------------------------------------------------------
ICO Global Communication
Holdings Ltd. 9                                         42,107          192,429
--------------------------------------------------------------------------------
Idearc, Inc. 9                                              46            1,318
--------------------------------------------------------------------------------
iPCS, Inc. 9                                            10,189          564,063
--------------------------------------------------------------------------------
Kaiser Aluminum Corp. 9                                  2,945          164,861
--------------------------------------------------------------------------------
Leap Wireless International, Inc. 9                      1,913          113,766
--------------------------------------------------------------------------------
Liberty Global, Inc., Series A 9                         7,577          220,870
--------------------------------------------------------------------------------
Liberty Global, Inc., Series C 9                         7,684          215,152
--------------------------------------------------------------------------------
Loral Space & Communications Ltd. 9                     12,399          504,887
--------------------------------------------------------------------------------
Manitowoc Co., Inc. (The)                                2,078          123,496
--------------------------------------------------------------------------------
NTL, Inc.                                               69,198        1,746,558
--------------------------------------------------------------------------------
Orbital Sciences Corp. 9                                 2,235           41,213
--------------------------------------------------------------------------------
Polymer Group, Inc., Cl. A 9                            24,040          614,222
--------------------------------------------------------------------------------
Prandium, Inc. 4,9                                      62,829              628
--------------------------------------------------------------------------------
Quicksilver Resources, Inc. 9                           15,000          548,850
--------------------------------------------------------------------------------
Smithfield Foods, Inc. 9                                18,000          461,880
--------------------------------------------------------------------------------
Sterling Chemicals, Inc. 4,9                               398            5,075
--------------------------------------------------------------------------------
Teco Energy, Inc.                                       20,000          344,600
--------------------------------------------------------------------------------
TVMAX Holdings, Inc. 4,9                                 7,500            7,500
--------------------------------------------------------------------------------
United Rentals, Inc. 9                                  36,000          915,446
--------------------------------------------------------------------------------
Verizon Communications, Inc.                               935           34,819
--------------------------------------------------------------------------------
Viatel Holding (Bermuda) Ltd. 4,9                        2,701               14
--------------------------------------------------------------------------------
Western Forest Products, Inc. 9,10                      85,047          140,025
--------------------------------------------------------------------------------
WRC Media Corp. 4,9                                      1,353               14
--------------------------------------------------------------------------------
XO Holdings, Inc. 9                                      3,538           15,213
                                                                 ---------------
Total Common Stocks
(Cost $9,140,100)                                                     9,656,344

                                                                          VALUE
                                                         UNITS       SEE NOTE 1
--------------------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES--0.0%
--------------------------------------------------------------------------------
ATA Holdings Corp. Wts.,
Exp. 2/28/11 9                                             570   $        4,183
--------------------------------------------------------------------------------
COLO.com, Inc. Wts., Exp. 3/15/10 4,9                      600               --
--------------------------------------------------------------------------------
Concentric Network Corp. Wts.,
Exp. 12/15/07 4,9                                          750               --
--------------------------------------------------------------------------------
DeCrane Aircraft Holdings, Inc.
Wts., Exp. 9/30/08 4,9                                   1,750               --
--------------------------------------------------------------------------------
Diva Systems Corp. Wts.,
Exp. 3/1/08 4,9                                          1,500               --
--------------------------------------------------------------------------------
iPCS, Inc. Wts., Exp. 6/15/10 4,9                          750               --
--------------------------------------------------------------------------------
Long Distance International, Inc.
Wts., Exp. 4/13/08 4,9                                     800               --
--------------------------------------------------------------------------------
Ntelos, Inc. Wts., Exp. 8/15/10 4,9                      1,000               --
--------------------------------------------------------------------------------
Pathmark Stores, Inc. Wts.,
Exp. 9/19/10 9                                          20,000            5,000
--------------------------------------------------------------------------------
Sterling Chemicals, Inc. Wts.,
Exp. 12/19/08 9                                            651                7
--------------------------------------------------------------------------------
XO Communications, Inc.:
Series A Wts., Exp. 1/16/10 9                            7,093            4,965
Series B Wts., Exp. 1/16/10 9                            5,319            2,287
Series C Wts., Exp. 1/16/10 4,9                          5,319            1,170
                                                                 ---------------
Total Rights, Warrants and Certificates
(Cost $76,785)                                                           17,612

                                                     PRINCIPAL
                                                        AMOUNT
--------------------------------------------------------------------------------
STRUCTURED NOTES--0.4%
--------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc.,
High Yield Targeted Return Index
Securities, Series 2006-1, 7.546%,
5/1/16 4,11 (Cost $1,943,845)                   $    1,920,000        1,987,258

                                                        SHARES
--------------------------------------------------------------------------------
MONEY MARKET FUND--5.5%
--------------------------------------------------------------------------------
Oppenheimer Institutional Money
Market Fund, Cl. E, 5.25% 12,13
(Cost $29,765,155)                                  29,765,155       29,765,155

--------------------------------------------------------------------------------
Total Investments, at Value
(excluding Investments Purchased
with Cash Collateral from
Securities Loaned)
(Cost $517,254,473)                                                 523,439,138


                      18 | OPPENHEIMER HIGH INCOME FUND/VA

                                                     PRINCIPAL            VALUE
                                                        AMOUNT       SEE NOTE 1
--------------------------------------------------------------------------------
INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM
SECURITIES LOANED--0.0% 8
--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS--0.0%
Undivided interest of 0.001% in joint repurchase
agreement (Principal Amount/Value $4,100,000,000,
with a maturity value of $4,102,437,222) with
Nomura Securities, 5.35%, dated 12/29/06,
to be repurchased at $53,539 on 1/2/07,
collateralized by U.S. Agency Mortgages,
0.00%-22.12%, 3/15/14-5/1/46, with a
value of $4,182,000,000
(Cost $53,507)                                  $       53,507   $       53,507

--------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE
(COST $517,307,980)                                       97.9%     523,492,645
--------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                            2.1       11,250,911
                                                --------------------------------
NET ASSETS                                               100.0%  $  534,743,556
                                                ================================

FOOTNOTES TO STATEMENT OF INVESTMENTS

Principal amount is reported in U.S. Dollars, except for those denoted in the following currency:

    EUR         Euro

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $63,909,443 or 11.95% of the Fund's net assets as of December 31, 2006.

2. Issuer is in default. See Note 1 of accompanying Notes.

3. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

4. Illiquid or restricted security. The aggregate value of illiquid or restricted securities as of December 31, 2006 was $27,433,923, which represents 5.13% of the Fund's net assets, of which $628 is considered restricted. See Note 8 of accompanying Notes.

5. Represents the current interest rate for a variable or increasing rate security.

6. Interest or dividend is paid-in-kind, when applicable.

7. All or a portion of the security is held in collateralized accounts to cover initial margin requirements on open futures contracts. The aggregate market value of such securities is $986,250. See Note 6 of accompanying Notes.

8. The security/securities have been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 9 of accompanying Notes.

9. Non-income producing security.

10. Partial or fully-loaned security. See Note 9 of accompanying Notes.

11. Interest rate represents a weighted average rate comprised of the interest rates of the underlying securities.

12. Rate shown is the 7-day yield as of December 31, 2006.

13. Represents ownership of an affiliated fund, at or during the period ended December 31, 2006. Transactions during the period in which the issuer was an affiliate are as follows:

                                                                        SHARES        GROSS          GROSS               SHARES
                                                             DECEMBER 31, 2005    ADDITIONS     REDUCTIONS    DECEMBER 31, 2006
-------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Institutional Money Market Fund, Cl. E, 5.25%*                  --   59,265,639     29,500,484           29,765,155

                                                                                                     VALUE             DIVIDEND
                                                                                                SEE NOTE 1               INCOME
-------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Institutional Money Market Fund, Cl. E, 5.25%*                                     $29,765,155             $344,798

* The money market fund and the Fund are affiliated by having the same investment advisor.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      19 | OPPENHEIMER HIGH INCOME FUND/VA

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2006
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
ASSETS
---------------------------------------------------------------------------------------------
Investments, at value--see accompanying statement of investments:
Unaffiliated companies (cost $487,542,825)                                   $   493,727,490
Affiliated companies (cost $29,765,155)                                           29,765,155
                                                                             ----------------
                                                                                 523,492,645
---------------------------------------------------------------------------------------------
Cash                                                                               1,020,392
---------------------------------------------------------------------------------------------
Unrealized appreciation on swap contracts                                            334,476
---------------------------------------------------------------------------------------------
Receivables and other assets:
Interest, dividends and principal paydowns                                        10,140,274
Shares of beneficial interest sold                                                   548,180
Investments sold                                                                      30,000
Futures margins                                                                       26,359
Other                                                                                 21,103
                                                                             ----------------
Total assets                                                                     535,613,429

---------------------------------------------------------------------------------------------
LIABILITIES
---------------------------------------------------------------------------------------------
Return of collateral for securities loaned                                            53,507
---------------------------------------------------------------------------------------------
Unrealized depreciation on swap contracts                                            340,355
---------------------------------------------------------------------------------------------
Payables and other liabilities:
Shares of beneficial interest redeemed                                               307,981
Distribution and service plan fees                                                   106,295
Shareholder communications                                                            20,314
Trustees' compensation                                                                14,777
Transfer and shareholder servicing agent fees                                          1,727
Other                                                                                 24,917
                                                                             ----------------
Total liabilities                                                                    869,873

---------------------------------------------------------------------------------------------
NET ASSETS                                                                   $   534,743,556
                                                                             ================

---------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
---------------------------------------------------------------------------------------------
Par value of shares of beneficial interest                                   $        62,648
---------------------------------------------------------------------------------------------
Additional paid-in capital                                                       595,343,637
---------------------------------------------------------------------------------------------
Accumulated net investment income                                                 36,328,896
---------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions                                                           (103,210,528)
---------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation
of assets and liabilities denominated in foreign currencies                        6,218,903
                                                                             ----------------
NET ASSETS                                                                   $   534,743,556
                                                                             ================

---------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
---------------------------------------------------------------------------------------------
Non-Service Shares:
Net asset value, redemption price per share and offering price per share
(based on net assets of $361,444,400 and 42,256,593 shares
of beneficial interest outstanding)                                          $          8.55
---------------------------------------------------------------------------------------------
Service Shares:
Net asset value, redemption price per share and offering price per share
(based on net assets of $173,299,156 and 20,391,802 shares
of beneficial interest outstanding)                                          $          8.50

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      20 | OPPENHEIMER HIGH INCOME FUND/VA

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2006
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
INVESTMENT INCOME
---------------------------------------------------------------------------------------------
Interest (net of foreign withholding taxes of $3,354)                        $    40,248,660
---------------------------------------------------------------------------------------------
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $38)                     381,790
Affiliated companies                                                                 344,798
---------------------------------------------------------------------------------------------
Portfolio lending fees                                                                    53
                                                                             ----------------
Total investment income                                                           40,975,301

---------------------------------------------------------------------------------------------
EXPENSES
---------------------------------------------------------------------------------------------
Management fees                                                                    3,808,520
---------------------------------------------------------------------------------------------
Distribution and service plan fees -- Service shares                                 401,558
---------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Non-Service shares                                                                    10,126
Service shares                                                                        10,047
---------------------------------------------------------------------------------------------
Shareholder communications:
Non-Service shares                                                                    13,468
Service shares                                                                         5,217
---------------------------------------------------------------------------------------------
Trustees' compensation                                                                13,364
---------------------------------------------------------------------------------------------
Administrative fees                                                                    1,500
---------------------------------------------------------------------------------------------
Custodian fees and expenses                                                            1,326
---------------------------------------------------------------------------------------------
Other                                                                                 46,809
                                                                             ----------------
Total expenses                                                                     4,311,935
Less reduction to custodian expenses                                                    (474)
Less waivers and reimbursements of expenses                                           (6,549)
                                                                             ----------------
Net expenses                                                                       4,304,912

---------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                             36,670,389

---------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
---------------------------------------------------------------------------------------------
Net realized gain (loss) on:
Investments                                                                        2,583,312
Closing and expiration of futures contracts                                         (516,413)
Foreign currency transactions                                                        375,064
Swap contracts                                                                       495,170
                                                                             ----------------
Net realized gain                                                                  2,937,133
---------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments                                                                        7,637,549
Translation of assets and liabilities denominated in foreign currencies              (33,052)
Futures contracts                                                                     89,353
Swap contracts                                                                        (5,879)
                                                                             ----------------
Net change in unrealized appreciation                                              7,687,971

---------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                         $    47,295,493
                                                                             ================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      21 | OPPENHEIMER HIGH INCOME FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31,                                              2006               2005
---------------------------------------------------------------------------------------------
OPERATIONS
---------------------------------------------------------------------------------------------
Net investment income                                      $   36,670,389    $    39,416,355
---------------------------------------------------------------------------------------------
Net realized gain                                               2,937,133          4,793,340
---------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)            7,687,971        (31,729,313)
                                                           ----------------------------------
Net increase in net assets resulting from operations           47,295,493         12,480,382

---------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
---------------------------------------------------------------------------------------------
Dividends from net investment income:
Non-Service shares                                            (28,179,781)       (29,392,362)
Service shares                                                (11,514,103)        (8,541,230)
                                                           ----------------------------------
                                                              (39,693,884)       (37,933,592)

---------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
---------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from beneficial interest transactions:
Non-Service shares                                            (28,076,230)       (74,783,236)
Service shares                                                 14,875,665         27,161,237
                                                           ----------------------------------
                                                              (13,200,565)       (47,621,999)

---------------------------------------------------------------------------------------------
NET ASSETS
---------------------------------------------------------------------------------------------
Total decrease                                                 (5,598,956)       (73,075,209)
---------------------------------------------------------------------------------------------
Beginning of period                                           540,342,512        613,417,721
                                                           ----------------------------------
End of period (including accumulated net investment
income of $36,328,896 and $38,892,209, respectively)       $  534,743,556    $   540,342,512
                                                           ==================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      22 | OPPENHEIMER HIGH INCOME FUND/VA

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

NON-SERVICE SHARES  YEAR ENDED DECEMBER 31,             2006                2005            2004            2003            2002
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $     8.44          $     8.80      $     8.61      $     7.51      $    8.54
----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .58 1               .57 1           .58 1           .60            .58
Net realized and unrealized gain (loss)                  .17                (.37)            .15            1.09           (.76)
                                                  --------------------------------------------------------------------------------
Total from investment operations                         .75                 .20             .73            1.69           (.18)
----------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.64)               (.56)           (.54)           (.59)          (.85)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $     8.55          $     8.44      $     8.80      $     8.61      $    7.51
                                                  ================================================================================

----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                      9.42%               2.31%           8.97%          23.96%         (2.40)%
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $  361,445          $  384,726      $  479,405      $  480,112      $ 345,670
----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $  365,154          $  444,477      $  460,877      $  396,858      $ 335,894
----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                   7.05%               6.79%           6.91%           8.31%          8.29%
Total expenses                                          0.74% 4,5,6         0.75% 4         0.75% 4         0.76% 4        0.77% 4
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   57%                 64%             51%             48%            75%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

5. Voluntary waiver of affiliated fund management fees less than 0.01%.

6. Expenses including indirect expenses from affiliated fund were as follows:

    Year Ended December 31, 2006     0.74%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      23 | OPPENHEIMER HIGH INCOME FUND/VA

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

SERVICE SHARES  YEAR ENDED DECEMBER 31,                 2006                2005            2004            2003           2002
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $     8.39          $     8.76      $     8.58      $     7.49      $    8.54
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .56 1               .55 1           .56 1           .61            .88
Net realized and unrealized gain (loss)                  .17                (.38)            .15            1.06          (1.08)
                                                  ----------------------------------------------------------------------------------
Total from investment operations                         .73                 .17             .71            1.67           (.20)
------------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.62)               (.54)           (.53)           (.58)          (.85)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $     8.50          $     8.39      $     8.76      $     8.58      $    7.49
                                                  ==================================================================================

------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                      9.23%               2.01%           8.73%          23.79%         (2.67)%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $  173,299          $  155,617      $  134,013      $   76,354      $  17,705
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $  160,703          $  141,287      $  101,464      $   41,246      $   5,602
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                   6.80%               6.54%           6.63%           7.84%          8.91%
Total expenses                                          1.00% 4,5,6         1.00% 4         1.01% 4         1.04% 4        1.02% 4,7
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   57%                 64%             51%             48%            75%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

5. Voluntary waiver of affiliated fund management fees less than 0.01%.

6. Expenses including indirect expenses from affiliated fund were as follows:

      Year Ended December 31, 2006     1.00%

7. Voluntary waiver of transfer agent fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      24 | OPPENHEIMER HIGH INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer High Income Fund/VA (the Fund) is a separate series of Oppenheimer Variable Account Funds, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of current income from investments in high-yield fixed-income securities. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

      The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities listed or traded on National Stock Exchanges or other domestic exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ(R) are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued. Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Investments in open-end registered investment companies (including affiliated funds) are valued at that fund's net asset value. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
STRUCTURED NOTES. The Fund invests in structured notes whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured notes are often leveraged, increasing the volatility of each note's market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations. The Fund records a realized gain or loss when a structured note is sold or matures.


                      25 | OPPENHEIMER HIGH INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

SECURITY CREDIT RISK. The Fund invests in high-yield securities, which may be subject to a greater degree of credit risk, market fluctuations and loss of income and principal, and may be more sensitive to economic conditions than lower-yielding, higher-rated fixed-income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of December 31, 2006, securities with an aggregate market value of $4,320,846, representing 0.81% of the Fund's net assets, were in default.

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Trustees.

      Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
AFFILIATED FUNDS. The Fund is permitted to invest daily available cash balances in affiliated money market funds. Each day, the Fund invests the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") which seeks current income and stability of principal. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment advisor of IMMF. The Fund's investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
INVESTMENTS WITH OFF BALANCE SHEET RISK. The Fund enters into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Fund's Statement of Assets and Liabilities.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.


                      26 | OPPENHEIMER HIGH INCOME FUND/VA

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                               NET UNREALIZED
                                                                 APPRECIATION
                                                             BASED ON COST OF
                                                               SECURITIES AND
   UNDISTRIBUTED     UNDISTRIBUTED          ACCUMULATED     OTHER INVESTMENTS
   NET INVESTMENT        LONG-TERM                 LOSS    FOR FEDERAL INCOME
   INCOME                     GAIN   CARRYFORWARD 1,2,3          TAX PURPOSES
   --------------------------------------------------------------------------
   $36,748,883                 $--         $101,963,617            $4,912,735

1. As of December 31, 2006, the Fund had $101,963,617 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of December 31, 2006, details of the capital loss carryforwards were as follows:

                        EXPIRING
                        -------------------------
                        2007       $    2,974,885
                        2008           11,572,833
                        2009           22,696,701
                        2010           56,061,391
                        2011            8,529,303
                        2012              128,504
                                   --------------
                        Total      $  101,963,617
                                   ==============

2. During the fiscal year ended December 31, 2006, the Fund utilized $2,201,464 of capital loss carryforward to offset capital gains realized in that fiscal year.

3. During the fiscal year ended December 31, 2005, the Fund utilized $3,158,488 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for December 31, 2006. Net assets of the Fund were unaffected by the reclassifications.

                      INCREASE TO                 INCREASE TO
                      ACCUMULATED             ACCUMULATED NET
                   NET INVESTMENT               REALIZED LOSS
                           INCOME              ON INVESTMENTS
               ----------------------------------------------
                         $460,182                    $460,182

The tax character of distributions paid during the years ended December 31, 2006 and December 31, 2005 was as follows:

                                          YEAR ENDED           YEAR ENDED
                                   DECEMBER 31, 2006    DECEMBER 31, 2005
       ------------------------------------------------------------------
       Distributions paid from:
       Ordinary income                   $39,693,884          $37,933,592


                      27 | OPPENHEIMER HIGH INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2006 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

         Federal tax cost of securities             $  518,515,348
         Federal tax cost of other investments          14,631,351
                                                    ---------------
         Total federal tax cost                     $  533,146,699
                                                    ===============

         Gross unrealized appreciation              $   19,530,601
         Gross unrealized depreciation                 (14,617,866)
                                                    ---------------
         Net unrealized appreciation                $    4,912,735
                                                    ===============

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.


                      28 | OPPENHEIMER HIGH INCOME FUND/VA

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                              YEAR ENDED DECEMBER 31, 2006    YEAR ENDED DECEMBER 31, 2005
                                                   SHARES           AMOUNT         SHARES           AMOUNT
-----------------------------------------------------------------------------------------------------------
NON-SERVICE SHARES
Sold                                            5,280,216    $  43,432,010     10,721,772    $  89,596,389
Dividends and/or distributions reinvested       3,544,627       28,179,781      3,524,264       29,392,362
Redeemed                                      (12,151,871)     (99,688,021)   (23,117,209)    (193,771,987)
                                             --------------------------------------------------------------
Net decrease                                   (3,327,028)   $ (28,076,230)    (8,871,173)   $ (74,783,236)
                                             ==============================================================
SERVICE SHARES
Sold                                            5,002,490    $  40,899,612      9,211,332    $  76,634,515
Dividends and/or distributions reinvested       1,455,639       11,514,103      1,027,826        8,541,230
Redeemed                                       (4,611,753)     (37,538,050)    (6,989,741)     (58,014,508)
                                             --------------------------------------------------------------
Net increase                                    1,846,376    $  14,875,665      3,249,417    $  27,161,237
                                             ==============================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and money market funds, for the year ended December 31, 2006, were as follows:

                                         PURCHASES                SALES
        ---------------------------------------------------------------
        Investment securities         $258,123,423         $279,192,275

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of average net assets as shown in the following table:

                   FEE SCHEDULE
                   -------------------------------------
                   Up to $200 million              0.75%
                   Next $200 million               0.72
                   Next $200 million               0.69
                   Next $200 million               0.66
                   Next $200 million               0.60
                   Over $1 billion                 0.50

--------------------------------------------------------------------------------
ADMINISTRATION SERVICE FEES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended December 31, 2006, the Fund paid $20,223 to OFS for services to the Fund.

      Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $10,000 per class, for class level assets of $10 million or more. Each class is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.


                      29 | OPPENHEIMER HIGH INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

DISTRIBUTION AND SERVICE PLAN FOR SERVICE SHARES. The Fund has adopted a Distribution and Service Plan for Service shares to pay OppenheimerFunds Distributor, Inc. (the Distributor), for distribution related services, personal service and account maintenance for the Fund's Service shares. Under the plan, payments are made periodically at an annual rate of up to 0.25% of the average annual net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. The impact of the service plan is to increase operating expenses of the Service shares, which results in lower performance compared to the Fund's shares that are not subject to a service fee. Fees incurred by the Fund under the plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.

      The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF. During the year ended December 31, 2006, the Manager waived $6,549 for IMMF management fees.

--------------------------------------------------------------------------------
5. FOREIGN CURRENCY CONTRACTS

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

      The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.

      The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Contracts closed or settled with the same broker are recorded as net realized gains or losses. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

      As of December 31, 2006, the Fund had no outstanding foreign currency contracts.

--------------------------------------------------------------------------------
6. FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a negotiated price on a stipulated future date. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices (financial futures) or debt securities (interest rate futures) in order to gain exposure to or protection from changes in market value of stocks and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.

      The Fund generally sells futures contracts as a hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying securities.

      Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made


                      30 | OPPENHEIMER HIGH INCOME FUND/VA
or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or has expired.

      Cash held by the broker to cover initial margin requirements on open futures contracts is noted in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported in the Statement of Operations at the closing and expiration of futures contracts. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations.

      Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of December 31, 2006, the Fund had outstanding futures contracts as follows:

                                                                                      UNREALIZED
                               EXPIRATION     NUMBER OF       VALUATION AS OF       APPRECIATION
CONTRACT DESCRIPTION                DATES     CONTRACTS     DECEMBER 31, 2006     (DEPRECIATION)
-------------------------------------------------------------------------------------------------
CONTRACTS TO PURCHASE
U.S. Long Bonds                   3/21/07           271         $  30,199,563         $ (370,194)
U.S. Treasury Nts., 2 yr.         3/30/07           211            43,050,594           (131,560)
                                                                                      -----------
                                                                                        (501,754)
                                                                                      -----------
CONTRACTS TO SELL
U.S. Treasury Nts., 10 yr.        3/21/07           546            58,677,938            541,422
                                                                                      -----------
                                                                                      $   39,668
                                                                                      ===========

--------------------------------------------------------------------------------
7. CREDIT DEFAULT SWAP CONTRACTS

Credit default swaps are designed to transfer the credit exposure of fixed income products between counterparties. The Fund may enter into credit default swaps, both directly ("unfunded swaps") and indirectly in the form of a swap embedded within a structured note ("funded swaps"), to protect against the risk that a security will default. Unfunded and funded credit default swaps may be on a single security, or a basket of securities. The Fund may take a short position (purchaser of credit protection) or a long position (seller of credit protection) in the credit default swap. Risks of credit default swaps include, but are not limited to, the cost of paying for credit protection if there are no credit events, pricing transparency when assessing the cost of a credit default swap, counterparty risk, and the need to fund the delivery obligation (either cash or defaulted bonds depending on whether the Fund is long or short the swap, respectively).

      The Fund would take a short position in a credit default swap (the "unfunded swap") against a long portfolio position to decrease exposure to specific high yield issuers. As a purchaser of credit protection under a swap contract, the Fund pays a periodic interest fee on the notional amount to the counterparty. This interest fee is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized loss upon payment. Upon occurrence of a specific credit event with respect to the underlying referenced debt obligation, the Fund is obligated to deliver that security to the counterparty in exchange for receipt of the notional amount from the counterparty. The difference between the value of the security delivered and the notional amount received is recorded as realized gain and is included on the Statement of Operations. Credit default swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation


                      31 | OPPENHEIMER HIGH INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
7. CREDIT DEFAULT SWAP CONTRACTS Continued

(depreciation) related to the change in the valuation of the notional amount of the swap is combined with the amount due to (owed by) the Fund at termination or settlement and disclosed separately on the Statement of Assets and Liabilities. The net change in this amount is included on the Statement of Operations.

Information regarding such credit default swaps as of December 31, 2006 is as follows:

                                                     NOTIONAL AMOUNT            ANNUAL
                                                         RECEIVED BY          INTEREST
                                REFERENCED DEBT        THE FUND UPON      RATE PAID BY      TERMINATION        UNREALIZED
COUNTERPARTY                         OBLIGATION         CREDIT EVENT          THE FUND            DATES      DEPRECIATION
--------------------------------------------------------------------------------------------------------------------------
Deutsche Bank AG:
                                 Ford Motor Co.          $ 2,200,000              3.05%        12/20/08         $  13,355
                                 Ford Motor Co.            2,760,000              3.30         12/20/08            51,265
                                 Ford Motor Co.            1,865,000              3.65         12/20/08            48,675
                           General Motors Corp.            2,200,000              2.03         12/20/08             9,962
                           General Motors Corp.            1,865,000              2.55         12/20/08            29,685
--------------------------------------------------------------------------------------------------------------------------
Goldman Sachs Capital
Markets LP                 General Motors Corp.            1,865,000              2.70         12/20/08            35,040
--------------------------------------------------------------------------------------------------------------------------
JPMorgan Chase Bank:
                                 Ford Motor Co.            1,865,000              3.60         12/20/08            40,338
                           General Motors Corp.            2,760,000              2.35         12/20/08            19,508
--------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Capital
Services, Inc.:
                                 Ford Motor Co.            1,865,000              3.70         12/20/08            55,508
                           General Motors Corp.            1,865,000              2.70         12/20/08            37,019
                                                                                                                ----------
                                                                                                                $ 340,355
                                                                                                                ==========

The Fund would take a long position in the credit default swap note (the "funded swap") to increase the exposure to specific high yield corporate issuers. As a seller of credit protection under a swap contract, the Fund receives a periodic interest fee on the notional amount from the counterparty. This interest fee is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt. Upon occurrence of a specific credit event with respect to the underlying referenced debt obligation, the Fund receives that security from the counterparty in exchange for payment of the notional amount to the counterparty. The difference between the value of the security received and the notional amount paid is recorded as realized loss and is included on the Statement of Operations. Credit default swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the amount due to (owed by) the Fund at termination or settlement and disclosed separately on the Statement of Assets and Liabilities. The net change in this amount is included on the Statement of Operations.

Information regarding such credit default swaps as of December 31, 2006 is as follows:

                                                     NOTIONAL AMOUNT            ANNUAL
                                                         PAID BY THE     INTEREST RATE
                                REFERENCED DEBT            FUND UPON          RECEIVED      TERMINATION        UNREALIZED
COUNTERPARTY                         OBLIGATION         CREDIT EVENT       BY THE FUND            DATES      APPRECIATION
--------------------------------------------------------------------------------------------------------------------------
Deutsche Bank AG:
                                 Ford Motor Co.          $ 2,750,000              5.80%        12/20/16         $  15,353
                                 Ford Motor Co.            3,440,000              5.85         12/20/16            31,617
                                 Ford Motor Co.            2,335,000              6.00         12/20/16            43,333
                           General Motors Corp.            2,200,000              4.68         12/20/16             8,578
                           General Motors Corp.            1,865,000              4.75         12/20/16            27,282


                      32 | OPPENHEIMER HIGH INCOME FUND/VA

                                                     NOTIONAL AMOUNT            ANNUAL
                                                         PAID BY THE     INTEREST RATE
                                REFERENCED DEBT            FUND UPON          RECEIVED      TERMINATION        UNREALIZED
COUNTERPARTY                         OBLIGATION         CREDIT EVENT       BY THE FUND            DATES      APPRECIATION
--------------------------------------------------------------------------------------------------------------------------
Goldman Sachs Capital
Markets LP                 General Motors Corp.          $ 1,865,000              4.95%        12/20/16         $  45,425
--------------------------------------------------------------------------------------------------------------------------
JPMorgan Chase Bank:
                                 Ford Motor Co.            2,335,000              6.00         12/20/16            38,947
                           General Motors Corp.            2,760,000              4.75         12/20/16            21,560
--------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Capital
Services, Inc.:
                                 Ford Motor Co.            2,335,000              6.15         12/20/16            41,685
                           General Motors Corp.            1,865,000              4.90         12/20/16            60,696
                                                                                                                ----------
                                                                                                                $ 334,476
                                                                                                                ==========

--------------------------------------------------------------------------------
8. ILLIQUID OR RESTRICTED SECURITIES

As of December 31, 2006, investments in securities included issues that are illiquid or restricted. Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. Securities that are illiquid or restricted are marked with the applicable footnote on the Statement of Investments. Information concerning restricted securities is as follows:

                        ACQUISITION                        VALUATION AS OF         UNREALIZED
SECURITY                      DATES            COST      DECEMBER 31, 2006       DEPRECIATION
----------------------------------------------------------------------------------------------
Prandium, Inc.      3/19/99-7/19/02        $738,000                   $628           $737,372

--------------------------------------------------------------------------------
9. SECURITIES LENDING

The Fund lends portfolio securities from time to time in order to earn additional income. In return, the Fund receives collateral in the form of securities, letters of credit or cash, against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business each day. If the Fund is undercollateralized at the close of business due to an increase in market value of securities on loan, additional collateral is requested from the borrowing counterparty and is delivered to the Fund on the next business day. Cash collateral may be invested in approved investments and the Fund bears the risk of any loss in value of these investments. The Fund retains a portion of the interest earned from the collateral. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower. As of December 31, 2006, the Fund had on loan securities valued at $68,488, which are included in the Statement of Assets and Liabilities as "Investments, at value" and, when applicable, as "Receivable for Investments sold." Collateral of $53,507 was received for the loans, all of which was received in cash and subsequently invested in approved investments or held as cash.

--------------------------------------------------------------------------------
10. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB Statement No. 109, ACCOUNTING FOR INCOME TAXES. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether it


                      33 | OPPENHEIMER HIGH INCOME FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
10. RECENT ACCOUNTING PRONOUNCEMENTS Continued

is "more-likely-than-not" that tax positions taken in the Fund's tax return will be ultimately sustained. A tax liability and expense must be recorded in respect of any tax position that, in Management's judgment, will not be fully realized. FIN 48 is effective for fiscal years beginning after December 15, 2006. As of December 31, 2006, the Manager has evaluated the implications of FIN 48 and does not currently anticipate a material impact to the Fund's financial statements. The Manager will continue to monitor the Fund's tax positions prospectively for potential future impacts.

      In September 2006, the FASB issued Statement of Financial Accounting Standards ("SFAS") No. 157, FAIR VALUE MEASUREMENTS. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of December 31, 2006, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

--------------------------------------------------------------------------------
11. LITIGATION

A consolidated amended complaint was filed as a putative class action against the Manager and the Transfer Agent and other defendants (including 51 of the Oppenheimer funds excluding the Fund) in the U.S. District Court for the Southern District of New York on January 10, 2005 and was amended on March 4, 2005. The complaint alleged, among other things, that the Manager charged excessive fees for distribution and other costs, and that by permitting and/or participating in those actions, the Directors/Trustees and the Officers of the funds breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law. The plaintiffs sought unspecified damages, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      In response to the defendants' motions to dismiss the suit, seven of the eight counts in the complaint, including the claims against certain of the Oppenheimer funds, as nominal defendants, and against certain present and former Directors, Trustees and Officers of the funds, and the Distributor, as defendants, were dismissed with prejudice, by court order dated March 10, 2006, and the remaining count against the Manager and the Transfer Agent was dismissed with prejudice by court order dated April 5, 2006. The plaintiffs filed an appeal of those dismissals on May 11, 2006.

      The Manager believes that the allegations contained in the complaint are without merit and that there are substantial grounds to sustain the district court's rulings. The Manager also believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to it, the funds, the Directors/Trustees or the Officers on the appeal of the decisions of the district court, and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.


                      34 | OPPENHEIMER HIGH INCOME FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
OPPENHEIMER HIGH INCOME FUND/VA:

We have audited the accompanying statement of assets and liabilities of Oppenheimer High Income Fund/VA (the "Fund"), a series of Oppenheimer Variable Account Funds, including the statement of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP

Denver, Colorado
February 8, 2007


                      35 | OPPENHEIMER HIGH INCOME FUND/VA

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2007, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2006. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      Dividends, if any, paid by the Fund during the fiscal year ended December 31, 2006 which are not designated as capital gain distributions should be multiplied by 0.68% to arrive at the amount eligible for the corporate dividend-received deduction.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                      36 | OPPENHEIMER HIGH INCOME FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                      37 | OPPENHEIMER HIGH INCOME FUND/VA

BOARD APPROVAL OF THE FUND'S INVESTMENT
ADVISORY AGREEMENT  Unaudited
--------------------------------------------------------------------------------

Each year, the Board of Trustees (the "Board"), including a majority of the independent Trustees, is required to determine whether to renew the Fund's investment advisory agreement (the "Agreement"). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information, that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

      The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager's services, (ii) the investment performance of the Fund and the Manager,
(iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. Outlined below is a summary of the principal information considered by the Board as well as the Board's conclusions.

      The Board was aware that there are alternatives to retaining the Manager.

      NATURE, QUALITY AND EXTENT OF SERVICES. The Board considered information about the nature and extent of the services provided to the Fund and information regarding the Manager's key personnel who provide such services. The Manager's duties include providing the Fund with the services of the portfolio manager and the Manager's investment team, who provide research, analysis and other advisory services in regard to the Fund's investments; securities trading services; oversight of third party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund's investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund's operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund's shares. The Manager also provides the Fund with office space, facilities and equipment.

      The Board also considered the quality of the services provided and the quality of the Manager's resources that are available to the Fund. The Board took account of the fact that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager's administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager's key personnel and the size and functions of its staff providing investment management services to the Fund. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Angelo Manioudakis and the Manager's Core Fixed income investment team and analysts. Mr. Manioudakis and the Core Fixed Income team became the portfolio managers of the Fund in November 2006. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. In light of the foregoing, the Board concluded that the Fund benefits from the services provided under the Agreement as a result of the Manager's experience, reputation, personnel, operations, and resources.

      INVESTMENT PERFORMANCE OF THE MANAGER AND THE FUND. During the year, the Manager provided information on the investment performance of the Fund and the Manager at each Board meeting, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing


                      38 | OPPENHEIMER HIGH INCOME FUND/VA
the Fund's historical performance to relevant market indices and to the performance of other high current yield funds underlying variable insurance products. The Board noted that the Fund's one-year, three-year, five-year and ten-year performance were below its peer group median. The Board also considered, however, that for the one-year period, the Fund's performance has been in the second quintile (the first quintile being the best) of the performance universe identified by the independent consultant. The Board also noted the recent transfer of the Fund's investment management responsibilities to Angelo Manioudakis and the Core Fixed Income team in an effort to improve the Fund's performance. The Board considered it reasonable to permit the new portfolio management team to develop its own performance record.

      COSTS OF SERVICES AND PROFITS REALIZED BY THE MANAGER. The Board considered information regarding the Manager's costs in serving as the Fund's investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager's profitability from its relationship with the Fund. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also evaluated the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other high current yield funds underlying variable insurance products. The Board noted that while the Fund's contractual and actual management fees are higher than its peer group median, the Fund's total expenses are only six basis points above the peer group median. The Board also considered the management changes being made and the additional resources being developed to manage the Fund.

      ECONOMIES OF SCALE. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund, whether those economies of scale benefit the Fund's shareholders and the current level of Fund assets in relation to the Fund's management fee breakpoints, which are intended to share with shareholders economies of scale that may exist as the Fund grows.

      OTHER BENEFITS TO THE MANAGER. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager's affiliates. The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide services to the Fund and that maintaining the financial viability of the Manager is important in order for the Manager to continue to provide significant services to the Fund and its shareholders.

      CONCLUSIONS. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees' counsel are both independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

      Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement for another year. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the factors together. The Board judged the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.


                      39 | OPPENHEIMER HIGH INCOME FUND/VA

TRUSTEES AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH      PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS; OTHER TRUSTEESHIPS/DIRECTORSHIPS HELD; NUMBER
THE FUNDS, LENGTH OF SERVICE,    OF PORTFOLIOS IN THE FUNDS COMPLEX CURRENTLY OVERSEEN
AGE
INDEPENDENT                      THE ADDRESS OF EACH TRUSTEE IN THE CHART BELOW IS 6803 S.TUCSON WAY, CENTENNIAL, COLORADO
TRUSTEES                         80112-3924. EACH TRUSTEE SERVES FOR AN INDEFINITE TERM, OR UNTIL HIS OR HER RESIGNATION,
                                 RETIREMENT, DEATH OR REMOVAL.

WILLIAM L. ARMSTRONG,            President, Colorado Christian University (since 2006); Chairman of the following private mortgage
Chairman of the Board            banking companies: Cherry Creek Mortgage Company (since 1991), Centennial State Mortgage Company
of Trustees (since 2003),        (since 1994), and The El Paso Mortgage Company (since 1993); Chairman of the following private
Trustee (since 1999)             companies: Ambassador Media Corporation (since 1984) and Broadway Ventures (since 1984);
Age: 69                          Director of the following: Helmerich & Payne, Inc. (oil and gas drilling/production company)
                                 (since 1992), Campus Crusade for Christ (since 1991) and The Lynde and Harry Bradley
                                 Foundation, Inc. (non-profit organization) (since 2002); former Chairman of the following:
                                 Transland Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier
                                 Insurance (insurance agency) (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency) (1995-2000); former Director of the following: UNUMProvident (insurance company) (1991-2004), Storage Technology Corporation
                                 (computer equipment company) (1991-2003) and International Family Entertainment (television channel) (1992-1997); U.S.Senator (January 1979-January 1991). Oversees 37 portfolios in the
                                 OppenheimerFunds complex.

ROBERT G. AVIS,                  Director and President of A.G.Edwards Capital, Inc. (General Partner of private equity funds)
Trustee (since 1993)             (until February 2001); Chairman, President and Chief Executive Officer of A.G.Edwards
Age: 75                          Capital, Inc. (until March 2000); Director of A.G.Edwards & Sons, Inc. (brokerage company) (until
                                 2000) and A.G.Edwards Trust Company (investment adviser) (until 2000); Vice Chairman and
                                 Director of A.G.Edwards, Inc. (until March 1999); Vice Chairman of A.G.Edwards & Sons, Inc.
                                 (until March 1999); Chairman of A.G.Edwards Trust Company (until March 1999) and A.G.E.Asset
                                 Management (investment adviser) (until March 1999). Oversees 37 portfolios in the
                                 OppenheimerFunds complex.

GEORGE C. BOWEN,                 Assistant Secretary and Director of Centennial Asset Management Corporation (December 1991-April
Trustee (since 1999)             1999); President, Treasurer and Director of Centennial Capital Corporation (June 1989-April
Age: 70                          1999); Chief Executive Officer and Director of MultiSource Services, Inc. (March 1996-April
                                 1999); Mr.Bowen held several positions with the Manager and with subsidiary or affiliated companies of the Manager (September 1987-April 1999). Oversees 37 portfolios in the
                                 OppenheimerFunds complex.

EDWARD L. CAMERON,               Member of The Life Guard of Mount Vernon (George Washington historical site) (since June 2000);
Trustee (since 1999)             Director of Genetic ID, Inc. (biotech company) (March 2001-May 2002); Partner at
Age: 68                          PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse
                                 LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June
                                 1998). Oversees 37 portfolios in the OppenheimerFunds complex.

JON S. FOSSEL,                   Director of UNUMProvident (insurance company) (since June 2002); Director of Northwestern Energy
Trustee (since 1990)             Corp. (public utility corporation) (since November 2004); Director of P.R.Pharmaceuticals
Age: 65                          (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization)
                                 (February 1998-February 2003 and since February 2005); Chairman and Director (until October
                                 1996) and President and Chief Executive Officer (until October 1995) of the Manager;
                                 President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition
                                 Corp. ("OAC") (parent holding company of the Manager), Shareholders Services, Inc. and
                                 Shareholder Financial Services, Inc. (until October 1995). Oversees 37 portfolios in the
                                 OppenheimerFunds complex.

SAM FREEDMAN,                    Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr.Freedman held
Trustee (since 1996)             several positions with the Manager and with subsidiary or affiliated companies of the Manager
Age: 66                          (until October 1994). Oversees 37 portfolios in the OppenheimerFunds complex.


                      40 | OPPENHEIMER HIGH INCOME FUND/VA

BEVERLY L. HAMILTON,             Trustee of Monterey Institute for International Studies (educational organization) (since
Trustee (since 2002)             February 2000); Board Member of Middlebury College (educational organization) (since December
Age: 60                          2005); Director of The California Endowment (philanthropic organization) (since April 2002);
                                 Director (February 2002-2005) and Chairman of Trustees (since 2006) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005) and Vice Chairman (since 2006) of American
                                 Funds' of ARCO Investment Management Company (February 1991-April 2000); Member of the
                                 investment committees of The Rockefeller Foundation (since 2001) and The University of
                                 Michigan (since 2000); Advisor at Credit Suisse First Boston's Sprout venture capital unit
                                 MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series
                                 Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund
                                 (2000-2003). Oversees 37 portfolios in the OppenheimerFunds complex.

ROBERT J. MALONE,                Director of Jones International University (educational organization) (since August 2005);
Trustee (since 2002)             Chairman, Chief Executive Officer and Director of Steele Street State Bank (commercial banking)
Age: 62                          (since August 2003); Director of Colorado UpLIFT (charitable organization) (since 1986);
                                 Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former
                                 Chairman of U.S.Bank-Colorado (subsidiary of U.S.Bancorp and formerly Colorado National Bank)
                                 (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust)
                                 (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); and Director of U.S.
                                 Exploration, Inc. (oil and gas exploration) (1997-February 2004). Oversees 37 portfolios in the
                                 OppenheimerFunds complex.

F. WILLIAM MARSHALL, JR.,        Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment
Trustee (since 2000)             company) (since 1996) and MML Series Investment Fund (investment company) (since 1996); Trustee
Age: 64                          (since 1987) and Chairman (1994-2005) of the Investment Committee of the Worcester Polytech
                                 Institute (private university); President and Treasurer of the SIS Funds (private charitable fund) (since January 1999); Chairman of SIS & Family Bank, F.S.B.(formerly SIS Bank)
                                 (commercial bank) (January 1999-July 1999); and Executive Vice President of Peoples Heritage
                                 Financial Group, Inc. (commercial bank) (January 1999-July 1999). Oversees 39 portfolios in the
                                 OppenheimerFunds complex.

----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE               THE ADDRESS OF MR. MURPHY IS TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, 11TH FLOOR, NEW
AND OFFICER                      YORK, NEW YORK 10281-1008. MR. MURPHY SERVES AS A TRUSTEE FOR AN INDEFINITE TERM, OR UNTIL HIS
                                 RESIGNATION, RETIREMENT, DEATH OR REMOVAL AND AS AN OFFICER FOR AN INDEFINITE TERM, OR UNTIL
                                 HIS RESIGNATION, RETIREMENT, DEATH OR REMOVAL. MR. MURPHY IS AN INTERESTED TRUSTEE DUE TO HIS
                                 POSITIONS WITH OPPENHEIMERFUNDS, INC. AND ITS AFFILIATES.

JOHN V. MURPHY,                  Chairman, Chief Executive Officer and Director (since June 2001) and President (since September
Trustee, President and           2000) of the Manager; President and director or trustee of other Oppenheimer funds; President
Principal Executive Officer      and Director of OAC and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of
(since 2001)                     the Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the
Age: 57                          Manager) (since November 2001); Chairman and Director of Shareholder Services, Inc. and of
                                 Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July
                                 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset
                                 Management Corporation, Trinity Investment Management Corporation and Tremont Capital
                                 Management, Inc. (since November 2001), HarbourViewAsset Management Corporation and OFI Private
                                 Investments, Inc. (since July 2001); President (since November 2001) and Director (since July
                                 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts
                                 Mutual Life Insurance Company 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Member of the Investment Company
                                 Institute's Chief Operating Officer of the Manager (September 2000-June 2001); President and
                                 Trustee of MML Series Investment Fund and MassMutual Select Funds (open-end investment companies) (November 1999-November 2001); Director of C.M.Life Insurance Company (September
                                 1999-August 2000); President, Chief Executive Officer and Director of MML Bay State Life
                                 Insurance Company (September 1999-August 2000); Director of Emerald Isle Bancorp and Hibernia
                                 Savings Bank (wholly-owned subsidiary of Emerald Isle Bancorp) (June 1989-June 1998). Oversees
                                 96 portfolios in the OppenheimerFunds complex.


                      41 | OPPENHEIMER HIGH INCOME FUND/VA

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS OF                THE ADDRESSES OF THE OFFICERS IN THE CHART BELOW ARE AS FOLLOWS: FOR MESSRS. ZACK, GILLESPIE AND
THE FUND                         MS. BLOOMBERG, TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, NEW YORK, NEW YORK 10281-1008, FOR
                                 MESSRS.VANDEHEY, WIXTED, PETERSEN, SZILAGYI AND MS. IVES, 6803 S.TUCSON WAY, CENTENNIAL, COLORADO
                                 80112-3924; FOR MESSRS. MANIOUDAKIS, BOMFIM, CAAN, GORD AND SWANEY, 470 ATLANTIC AVENUE, 11TH
                                 FLOOR, BOSTON, MA 02210. EACH OFFICER SERVES FOR AN INDEFINITE TERM OR UNTIL HIS OR HER
                                 RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

ANGELO G. MANIOUDAKIS,           Senior Vice President of the Manager (since April 2002), of HarbourViewAsset Management
Vice President and Portfolio     Corporation (since April 2002) and of OFI Institutional Asset Management, Inc. (since June 2002);
Manager (since 2002)             Executive Director and portfolio manager for Miller, Anderson & Sherrerd, a division of Morgan
Age: 40                          Stanley Investment Management (August 1993-April 2002). An officer of 17 portfolios in the
                                 OppenheimerFunds complex.

ANTULIO N. BOMFIM,               Vice President of the Manager (since October 2003); Senior Economist at the Board of Governors
Vice President and Portfolio     of the Federal Reserve System (June 1992-October 2003). A portfolio manager of 15 portfolios in
Manager (since 2006)             the OppenheimerFunds complex.
Age: 40

GEOFFREY CAAN,                   Vice President and Portfolio Manager of the Manager (since August 2003); Vice President of ABN
Vice President and Portfolio     AMRO NA, Inc. (June 2002-August 2003); Vice President of Zurich Scudder Investments (January
Manager (since 2006)             1999-June 2002). A portfolio manager of 15 portfolios in the OppenheimerFunds complex.
Age: 37

BENJAMIN J. GORD,                Vice President of the Manager (since April 2002), of HarbourViewAsset Management Corporation
Vice President and Portfolio     (since April 2002) and of OFI Institutional Asset Management, Inc. (as of June 2002); Executive
Manager (since 2006)             Director and senior fixed income analyst at Miller Anderson & Sherrerd, a division of Morgan
Age: 44                          Stanley Investment Management (April 1992-March 2002). A portfolio manager of 15 portfolios in the OppenheimerFunds complex.

THOMAS SWANEY,                   Vice President of the Manager (since April 2006); senior analyst, high grade investment team
Vice President and Portfolio     (June 2002-March 2006); senior fixed income analyst at Miller Anderson & Sherrerd, a division of
Manager (since 2006)             Morgan Stanley Investment Management (May 1998-May 2002). A portfolio manager of 15 portfolios in
Age: 34                          the OppenheimerFunds complex.

MARK S. VANDEHEY,                Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Vice
Vice President and Chief         President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and
Compliance Officer               Shareholder Services, Inc. (since June 1983); Vice President and Director of Internal Audit of
(since 2004)                     the Manager (1997-February 2004). An officer of 96 portfolios in the OppenheimerFunds complex.
Age: 56

BRIAN W. WIXTED,                 Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of the
Treasurer and Principal          following: HarbourViewAsset Management Corporation, Shareholder Financial
Financial & Accounting           Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management Corporation, and
Officer (since 1999)             Oppenheimer Partnership Holdings, Inc. (since March 1999), OFI Private Investments, Inc. (since
Age: 47                          March 2000), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI
                                 Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program
                                 (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (since
                                 March 1999), Centennial Asset Management Corporation (March 1999-October 2003) and
                                 OppenheimerFunds Legacy Program (April 2000-June 2003); Principal and Chief Operating Officer of
                                 Bankers Trust Company-Mutual Fund Services Division (March 1995-March 1999). An officer of 96 portfolios in the OppenheimerFunds complex.

BRIAN S. PETERSEN,               Assistant Vice President of the Manager (since August 2002); Manager/Financial Product
Assistant Treasurer              Accounting of the Manager (November 1998-July 2002). An officer of 96 portfolios in the
(since 2004)                     OppenheimerFunds complex.
Age: 36


                      42 | OPPENHEIMER HIGH INCOME FUND/VA

BRIAN C. SZILAGYI,               Assistant Vice President of the Manager (since July 2004); Director of Financial Reporting and
Assistant Treasurer              Compliance of First Data Corporation (April 2003-July 2004); Manager of Compliance of Berger
(since 2005)                     Financial Group LLC (May 2001-March 2003); Director of Mutual Fund Operations at American Data
Age: 36                          Services, Inc. (September 2000-May 2001). An officer of 96 portfolios in the OppenheimerFunds complex.

ROBERT G. ZACK,                  Executive Vice President (since January 2004) and General Counsel (since March 2002) of the
Vice President and Secretary     Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel
(since 2001)                     of Centennial Asset Management Corporation (since December 2001); Senior Vice President and
Age: 58                          General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and
                                 General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and
                                 Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc;
                                 Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002);
                                 Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice
                                 President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder
                                 Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI
                                 Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of
                                 OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of
                                 OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds
                                 (Asia) Limited (since December 2003); Senior Vice President (May 1985-December 2003), Acting
                                 General Counsel (November 2001-February 2002) and Associate General Counsel (May 1981-October
                                 2001) of the Manager; Assistant Secretary of the following: Shareholder Services, Inc. (May
                                 1985-November 2001), Shareholder Financial Services, Inc. (November 1989-November 2001), and
                                 OppenheimerFunds International Ltd. (September 1997-November 2001). An officer of 96 portfolios in the OppenheimerFunds complex.

LISA I. BLOOMBERG,               Vice President and Associate Counsel of the Manager (since May 2004); First Vice President
Assistant Secretary              (April 2001-April 2004), Associate General Counsel (December 2000-April 2004), Corporate Vice
(since 2004)                     President (May 1999-April 2001) and Assistant General Counsel (May 1999-December 2000) of UBS
Age: 39                          Financial Services Inc. (formerly, PaineWebber Incorporated). An officer of 96 portfolios in the
                                 OppenheimerFunds complex.

KATHLEEN T. IVES,                Vice President (since June 1998) and Senior Counsel and Assistant Secretary (since October 2003)
Assistant Secretary              of the Manager; Vice President (since 1999) and Assistant Secretary (since October 2003) of the
(since 2001)                     Distributor; Assistant Secretary of Centennial Asset Management Corporation (since October
Age: 41                          2003); Vice President and Assistant Secretary of Shareholder Services, Inc. (since 1999);
                                 Assistant Secretary of OppenheimerFunds Legacy Program and Shareholder Financial
                                 Services, Inc. (since December 2001); Assistant Counsel of the Manager (August 1994-October
                                 2003). An officer of 96 portfolios in the OppenheimerFunds complex.

PHILLIP S. GILLESPIE,            Senior Vice President and Deputy General Counsel of the Manager (since September 2004); First
Assistant Secretary              Vice President (2000-September 2004), Director (2000-September 2004) and Vice President
(since 2004)                     (1998-2000) of Merrill Lynch Investment Management. An officer of 96 portfolios in the
Age: 43                          OppenheimerFunds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND OFFICERS AND IS AVAILABLE WITHOUT CHARGE, UPON REQUEST, BY CALLING 1.800.981.2871.


                      43 | OPPENHEIMER HIGH INCOME FUND/VA



OPPENHEIMER CORE BOND FUND/ VA

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE. For the 12-month fiscal year ended December 31, 2006, multiple factors contributed to the Fund's positive, competitive total return, the most significant being our positioning within the corporate bond sector. Additionally, our active management of the Fund's duration, or interest-rate sensitivity, added value, as did our overweight allocation to "spread," or non-Treasury securities, such as Mortgage-Backed Securities (MBS) and Commerical Mortgage-Backed Securities (CMBS).

      The most significant contributor to performance throughout the Fund's fiscal year was our active management of the portfolio's allocation to corporate bonds, or the credit sector. We began the year modestly overweight credit, and after two very strong months of outperformance by the sector, pared this down to a meaningful underweight by selling off many of our longer-maturity (30-year) bonds. This substantially added to returns, not only since we reaped sizable gains in trimming our position, but also since March and April proved to be very difficult months for the credit market, particularly long-maturity credits. As such, we effectively missed a good portion of the losses the sector suffered during that brief period and gained relative performance.

      In May, conditions began to show signs of improvement, and we took what we saw as an ideal opportunity to restore our position in credit at attractive valuations. We held a generally neutral exposure to credit for the remainder of the year. Within that exposure, we focused on bonds rated BBB (lower quality), with maturities of 5-years and under, where we perceived favorable yield at relatively less risk. At the same time, our decision to heavily overweight our exposure to financial-services credit, specifically longer-maturity, banking-related bonds, pushed Fund returns higher, as this was the best-performing sector within the corporate bond market this year.

      Also within our credit allocation, our decision to significantly increase our high-yield bond exposure solidly added to both absolute and relative returns for the period. First, high-yield bonds were the best-performing segment of the fixed-income markets this year, buoyed by investors' growing appetite for risk, as well as low default rates and a still-solid economic backdrop. Second, our specific areas of focus within the high-yield universe also benefited returns. By focusing on high-yield bonds of lower credit quality and short maturities, we worked to minimize volatility in the Fund's portfolio while capturing attractive yield. At the same time, our decision to overweight domestic auto-related high-yield credits, namely Ford Motor Credit Co. and General Motors Acceptance Corp., substantially added to our returns, as these names delivered significant outperformance within a sector that generally outperformed the market.

      Another significant contributor to performance throughout the Fund's fiscal year under review was our active management of our duration, or interest-rate sensitivity. We began the fiscal year with less interest-rate exposure than the market, based on our belief that at that time, the Federal Reserve was not finished raising short-term rates and, that the U.S. economy was healthier than some market participants believed. When rates increased rather markedly over the first half of the year, this stance helped Fund performance substantially against our benchmarks.

      As we entered the second half of the period, we saw yields reaching levels that we deemed more consistent with economic fundamentals. As such, we began trending our short duration position a bit closer to a neutral stance. In August, when the market began to react to various data hinting at economic softening, yields fell rather quickly. We again viewed this as more pessimistic than warranted given the state of the economy, and as such, we reverted back to a short-duration position on interest rates for the remainder of the year. For the period, the adjustments we made to our interest-rate sensitivity generally aided the Fund's total return. We believe we have positioned the portfolio well for the conditions we anticipate moving forward.

      Our mortgage exposure throughout the year served us well, boosting Fund performance in a number of ways. First, mortgages in general enjoyed a very strong year, outperforming like-duration Treasuries by a substantial margin, and as such, our decision to opportunistically overweight the sector throughout the year added to Fund returns. Mortgage-backed Securities (MBS) benefited over the course of the year, as did most other spread sectors, from tightening spreads


                        5 | OPPENHEIMER CORE BOND FUND/VA

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

versus Treasuries. In addition, this sector also derived support from the market's lower expectations for future interest-rate volatility. When investors' expectations regarding future rate volatility decrease, the mortgage market typically benefits, since investors then anticipate lower costs associated with managing the interest-rate exposure of mortgages.

      The MBS market behaved similarly to the corporate bond market this year, in that longer maturity MBS (30-year maturity)--which are seen as holding more spread and volatility risk--outperformed shorter-maturity MBS. Therefore, our decision to maintain an overweight allocation over the past year to 30-year maturity MBS definitively added to our returns. Finally, our underweighted allocation to GNMA, or Ginnie Mae's, which performed very poorly relative to other areas of the MBS market, helped us.

      Despite the positive results we derived from the bulk of our MBS allocation, the one detractor to Fund performance this year came from our emphasis on higher-coupon MBS. While some of these securities performed reasonably well for us, lower-coupon MBS, which held more risk, enjoyed greater return relative to equal duration Treasuries than did higher coupon issues, so our overweight to the high coupon sector of the MBS market had a slight negative impact on Fund returns.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2006. In the case of Non-Service shares, performance is measured over a ten-year period. In the case of Service shares, performance is measured from inception of the class on May 1, 2002. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graph assumes that all dividends and capital gains distributions were reinvested in additional shares.

      The Fund's performance is compared to the performance of its primary benchmark, the Citigroup Broad Investment Grade Index, a market-capitalization weighted index that includes fixed-rate Treasury, government-sponsored, corporate and mortgage securities. The Fund is also compared against a secondary benchmark, the Lehman Brothers Aggregate Bond Index, an unmanaged index of U.S. corporate and government bonds, to which performance is compared. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.


                        6 | OPPENHEIMER CORE BOND FUND/VA

NON-SERVICE SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer Core Bond Fund/VA (Non-Service)

      Citigroup Broad Investment Grade Bond Index

      Lehman Brothers Credit Index

      Lehman Brothers Aggregate Bond Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                      Citigroup
                       Oppenheimer      Broad                      Lehman
                        Core Bond    Investment      Lehman       Brothers
                         Fund/VA     Grade Bond     Brothers      Aggregate
                      (Non-Service)     Index     Credit Index   Bond Index
                      -------------  ----------   ------------   ----------
12/31/1996               $10,000       $10,000       $10,000       $10,000
03/31/1997               $ 9,956       $ 9,948       $ 9,899       $ 9,944
06/30/1997               $10,289       $10,307       $10,307       $10,309
09/30/1997               $10,618       $10,650       $10,711       $10,652
12/31/1997               $10,925       $10,964       $11,023       $10,965
03/31/1998               $11,081       $11,140       $11,192       $11,136
06/30/1998               $11,356       $11,398       $11,480       $11,396
09/30/1998               $11,678       $11,871       $11,897       $11,878
12/31/1998               $11,669       $11,919       $11,968       $11,918
03/31/1999               $11,631       $11,864       $11,883       $11,859
06/30/1999               $11,471       $11,754       $11,697       $11,755
09/30/1999               $11,442       $11,839       $11,730       $11,835
12/31/1999               $11,491       $11,820       $11,734       $11,820
03/31/2000               $11,607       $12,079       $11,902       $12,081
06/30/2000               $11,715       $12,284       $12,049       $12,291
09/30/2000               $11,932       $12,658       $12,418       $12,662
12/31/2000               $12,192       $13,190       $12,836       $13,194
03/31/2001               $12,684       $13,597       $13,385       $13,595
06/30/2001               $12,848       $13,667       $13,527       $13,671
09/30/2001               $13,352       $14,311       $14,046       $14,302
12/31/2001               $13,141       $14,314       $14,171       $14,308
03/31/2002               $13,098       $14,323       $14,134       $14,322
06/30/2002               $13,453       $14,828       $14,543       $14,851
09/30/2002               $13,985       $15,510       $15,195       $15,531
12/31/2002               $14,327       $15,758       $15,663       $15,776
03/31/2003               $14,615       $15,979       $16,039       $15,995
06/30/2003               $15,071       $16,389       $16,808       $16,395
09/30/2003               $15,164       $16,361       $16,784       $16,372
12/31/2003               $15,298       $16,420       $16,867       $16,423
03/31/2004               $15,746       $16,861       $17,420       $16,860
06/30/2004               $15,395       $16,450       $16,823       $16,448
09/30/2004               $15,914       $16,986       $17,530       $16,974
12/31/2004               $16,139       $17,155       $17,752       $17,136
03/31/2005               $16,098       $17,068       $17,564       $17,053
06/30/2005               $16,527       $17,602       $18,192       $17,567
09/30/2005               $16,467       $17,483       $18,009       $17,448
12/31/2005               $16,556       $17,596       $18,099       $17,552
03/31/2006               $16,524       $17,479       $17,888       $17,438
06/30/2006               $16,477       $17,459       $17,818       $17,425
09/30/2006               $17,133       $18,131       $18,621       $18,089
12/31/2006               $17,431       $18,358       $18,869       $18,313

AVERAGE ANNUAL TOTAL RETURNS OF NON-SERVICE SHARES OF THE FUND AT 12/31/06

1-Year    5.28%     5-Year  5.81%      10-Year  5.71%

SERVICE SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer Core Bond Fund/VA (Service)

      Citigroup Broad Investment Grade Bond Index

      Lehman Brothers Credit Index

      Lehman Brothers Aggregate Bond Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                     Citigroup                     Lehman
                       Oppenheimer     Broad         Lehman       Brothers
                        Core Bond    Investment     Brothers      Aggregate
                         Fund/VA     Grade Bond      Credit         Bond
                        (Service)      Index          Index         Index
                       -----------   ----------    -----------   -----------
05/01/2002               $10,000      $10,000        $10,000       $10,000
06/30/2002               $10,153      $10,159        $10,148       $10,172
09/30/2002               $10,554      $10,627        $10,604       $10,638
12/31/2002               $10,803      $10,797        $10,930       $10,806
03/31/2003               $11,017      $10,948        $11,192       $10,956
06/30/2003               $11,350      $11,229        $11,729       $11,230
09/30/2003               $11,411      $11,210        $11,712       $11,214
12/31/2003               $11,512      $11,251        $11,770       $11,249
03/31/2004               $11,839      $11,553        $12,156       $11,548
06/30/2004               $11,564      $11,271        $11,740       $11,266
09/30/2004               $11,955      $11,638        $12,232       $11,626
12/31/2004               $12,113      $11,754        $12,388       $11,737
03/31/2005               $12,074      $11,695        $12,257       $11,681
06/30/2005               $12,385      $12,060        $12,695       $12,032
09/30/2005               $12,341      $11,979        $12,567       $11,951
12/31/2005               $12,396      $12,056        $12,630       $12,022
03/31/2006               $12,351      $11,976        $12,483       $11,945
06/30/2006               $12,316      $11,962        $12,434       $11,935
09/30/2006               $12,797      $12,423        $12,994       $12,390
12/31/2006               $13,007      $12,578        $13,167       $12,543

AVERAGE ANNUAL TOTAL RETURNS OF SERVICE SHARES OF THE FUND AT 12/31/06

1-Year  4.93%    5-Year  N/A     Since Inception (5/1/02)  5.80%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, CALL US AT 1.800.981.2871. THE FUND'S TOTAL RETURNS SHOULD NOT BE EXPECTED TO BE THE SAME AS THE RETURNS OF OTHER FUNDS, WHETHER OR NOT BOTH FUNDS HAVE THE SAME PORTFOLIO MANAGERS AND/OR SIMILAR NAMES. THE FUND'S TOTAL RETURNS DO NOT INCLUDE THE CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT PRODUCTS THAT OFFER THIS FUND. SUCH PERFORMANCE WOULD HAVE BEEN LOWER IF SUCH CHARGES WERE TAKEN INTO ACCOUNT.


                        7 | OPPENHEIMER CORE BOND FUND/VA

FUND EXPENSES
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include redemption fees, if any; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2006.

ACTUAL EXPENSES. The "actual" lines of the table provide information about actual account values and actual expenses. You may use the information on this line for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the "actual" line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The "hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included, your costs would have been higher.

--------------------------------------------------------------------------------
                                  BEGINNING    ENDING        EXPENSES
                                  ACCOUNT      ACCOUNT       PAID DURING
                                  VALUE        VALUE         6 MONTHS ENDED
                                  (7/1/06)     (12/31/06)    DECEMBER 31, 2006
--------------------------------------------------------------------------------
Non-Service shares Actual         $1,000.00    $1,057.80     $3.95
--------------------------------------------------------------------------------
Non-Service shares Hypothetical    1,000.00     1,021.37      3.88
--------------------------------------------------------------------------------
Service shares Actual              1,000.00     1,056.10      5.40
--------------------------------------------------------------------------------
Service shares Hypothetical        1,000.00     1,019.96      5.31

Hypothetical assumes 5% annual return before expenses.

Expenses are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding affiliated fund indirect expenses, based on the 6-month period ended December 31, 2006 are as follows:

CLASS                  EXPENSE RATIOS
-------------------------------------
Non-Service shares         0.76%
-------------------------------------
Service shares             1.04

The expense ratios reflect voluntary waivers or reimbursements of expenses by the Fund's Manager that can be terminated at any time, without advance notice. The "Financial Highlights" tables in the Fund's financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements.
--------------------------------------------------------------------------------


                        8 | OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS  December 31, 2006
-------------------------------------------------------------------------------

                                                   PRINCIPAL             VALUE
                                                      AMOUNT        SEE NOTE 1
-------------------------------------------------------------------------------
ASSET-BACKED SECURITIES--9.0%
-------------------------------------------------------------------------------
Ace Securities Corp. Home Equity
Loan Trust, Asset-Backed
Pass-Through Certificates, Series
2005-HE7, Cl. A2B, 5.53%, 11/25/35 1          $      960,000    $      960,941
-------------------------------------------------------------------------------
Aesop Funding II LLC, Automobile
Asset-Backed Certificates, Series
2005-1A, Cl. A2, 5.41%, 4/20/08 1                    640,000           640,641
-------------------------------------------------------------------------------
Argent Securities Trust 2004-W8,
Asset-Backed Pass-Through
Certificates, Series 2004-W8, Cl. A2,
5.83%, 5/25/34 1                                   3,130,000         3,141,168
-------------------------------------------------------------------------------
Argent Securities Trust 2006-W5,
Asset-Backed Pass-Through
Certificates, Series 2006-W5, Cl. A2B,
5.45%, 5/26/36 1                                   1,230,000         1,230,938
-------------------------------------------------------------------------------
Centex Home Equity Loan Trust
2005-D, Asset-Backed Certificates:
Series 2005-D, Cl. AF1, 5.04%,
10/25/35                                             448,477           446,936
Series 2005-D, Cl. AV2, 5.62%,
10/25/35 1                                         1,920,000         1,921,931
-------------------------------------------------------------------------------
Centex Home Equity Loan Trust
2006-A, Asset-Backed Certificates,
Series 2006-A, Cl. AV2, 5.45%, 5/16/36 1           1,540,000         1,541,190
-------------------------------------------------------------------------------
Citibank Credit Card Issuance Trust,
Credit Card Receivable Nts., Series
2003-C4, Cl. C4, 5%, 6/10/15                         310,000           301,663
-------------------------------------------------------------------------------
Citigroup Mortgage Loan Trust
2005-WF2, Asset-Backed
Pass-Through Certificates, Series
2005-WF2, Cl. AF2, 4.922%, 8/25/35 1               1,237,886         1,229,100
-------------------------------------------------------------------------------
Consumer Credit Reference Index
Securities Program, Credit Card
Asset-Backed Certificates, Series
2002-B, Cl. FX, 10.421%, 3/22/07 2                 1,520,000         1,531,489
-------------------------------------------------------------------------------
CWABS Asset-Backed Certificates
Trust 2002-4, Asset-Backed
Certificates, Series 2002-4, Cl. A1,
5.72%, 2/25/33 1                                      35,747            35,791
-------------------------------------------------------------------------------
CWABS Asset-Backed Certificates
Trust 2005-16, Asset-Backed
Certificates,
Series 2005-16, Cl. 2AF2,
5.382%, 5/25/36 1                                    670,000           667,780
-------------------------------------------------------------------------------
CWABS Asset-Backed Certificates
Trust 2005-17, Asset-Backed
Certificates:
Series 2005-17, Cl. 1AF1, 5.55%,
5/25/36 1                                            756,673           757,529
Series 2005-17, Cl. 1AF2, 5.363%,
5/25/36 1                                            440,000           438,426

                                                   PRINCIPAL             VALUE
                                                      AMOUNT        SEE NOTE 1
-------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Continued
-------------------------------------------------------------------------------
First Franklin Mortgage Loan Trust
2005-FF10, Mtg. Pass-Through
Certificates, Series 2005-FF10, Cl. A3,
5.56%, 11/25/35 1                             $    2,840,000    $    2,842,814
-------------------------------------------------------------------------------
First Franklin Mortgage Loan Trust
2006-FF10, Mtg. Pass-Through
Certificates, Series 2006-FF10, Cl. A3,
5.41%, 7/25/36 1                                   1,240,000         1,240,792
-------------------------------------------------------------------------------
First Franklin Mortgage Loan Trust
2006-FF5, Mtg. Pass-Through
Certificates, Series 2006-FF5, Cl. 2A1,
5.40%, 5/15/36 1                                     673,834           674,303
-------------------------------------------------------------------------------
First Franklin Mortgage Loan Trust
2006-FF9, Mtg. Pass-Through
Certificates, Series 2006-FF9, Cl. 2A2,
5.43%, 7/7/36 1                                      630,000           630,403
-------------------------------------------------------------------------------
Household Home Equity Loan Trust,
Home Equity Loan Pass-Through
Certificates, Series 2005-3, Cl. A1,
5.61%, 1/20/35 1                                     917,402           918,889
-------------------------------------------------------------------------------
Lehman XS Trust, Mtg. Pass-Through
Certificates:
Series 2005-10, Cl. 2A3B, 5.55%,
1/25/36                                              962,972           955,521
Series 2005-4, Cl. 2A1B, 5.17%,
10/25/35                                             885,128           881,429
-------------------------------------------------------------------------------
Litigation Settlement Monetized
Fee Trust, Asset-Backed Certificates,
Series 2001-1A, Cl. A1, 8.33%, 4/25/31 3           2,865,539         2,925,171
-------------------------------------------------------------------------------
Morgan Stanley ABS Capital I, Mtg.
Pass-Through Certificates, Series
2005-WMC6, Cl. A2B, 5.61%, 7/25/35 1                 770,000           771,482
-------------------------------------------------------------------------------
NC Finance Trust, CMO Pass-Through
Certificates, Series 1999-I, Cl. ECFD,
1.762%, 1/25/29 3                                  3,370,016           707,703
-------------------------------------------------------------------------------
Popular ABS Mortgage Pass-Through
Trust 2004-5, Mtg. Pass-Through
Certificates, Series 2004-5, Cl. AF2,
3.735%, 11/10/34 1                                    42,105            41,981
-------------------------------------------------------------------------------
Popular ABS Mortgage Pass-Through
Trust 2005-1, Mtg. Pass-Through
Certificates, Series 2005-1, Cl. AF2,
3.914%, 5/25/35 1                                    139,495           139,019
-------------------------------------------------------------------------------
Popular ABS Mortgage Pass-Through
Trust 2005-2, Mtg. Pass-Through
Certificates, Series 2005-2, Cl. AF2,
4.415%, 4/25/35 1                                    730,000           723,127
-------------------------------------------------------------------------------
Popular ABS Mortgage Pass-Through
Trust 2005-6, Mtg. Pass-Through
Certificates, Series 2005-6, Cl. A3,
5.68%, 1/25/36 1                                     690,000           688,129


                        9 | OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                   PRINCIPAL             VALUE
                                                      AMOUNT        SEE NOTE 1
-------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Continued
-------------------------------------------------------------------------------
RAMP:
Series 2004-RS7 Trust, Mtg.
Asset-Backed Pass-Through
Certificates, Series 2004-RS7, Cl.
AI32, 4.45%, 7/25/28                          $    1,028,722    $    1,021,550
Series 2006-RS4 Trust, Mtg.
Asset-Backed Pass-Through
Certificates, Series 2006-RS4, Cl. A1,
5.43%, 7/25/36 1                                     661,960           662,428
-------------------------------------------------------------------------------
Structured Asset Investment Loan
Trust, Mtg. Pass-Through Certificates,
Series 2006-2, Cl. A1, 5.41%, 4/25/36 1              639,704           640,146
-------------------------------------------------------------------------------
Structured Asset Securities Corp.,
Mtg. Pass-Through Certificates:
Series 2002-AL1, Cl. B2, 3.45%, 2/25/32            2,586,647         2,280,923
Series 2003-25XS, Cl. A4, 4.51%,
8/25/33                                               53,832            53,496
-------------------------------------------------------------------------------
Tobacco Settlement Authority,
Asset-Backed Securities, Series 2001-A,
6.79%, 6/1/10                                      1,740,000         1,779,324
-------------------------------------------------------------------------------
Wells Fargo Home Equity
Asset-Backed Securities 2006-2 Trust,
Home Equity Asset-Backed
Certificates, Series 2006-2, Cl. A2,
5.59%, 7/25/36 1                                   1,230,000         1,230,786
                                                                ---------------
Total Asset-Backed Securities
(Cost $39,070,290)                                                  36,654,939

-------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS--62.6%
-------------------------------------------------------------------------------
GOVERNMENT AGENCY--52.9%
-------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED--52.7%
Fannie Mae Whole Loan, CMO
Pass-Through Certificates, Trust
2004-W9, Cl. 2A2, 7%, 2/25/44                        654,894           675,257
-------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.:
4.50%, 5/1/19                                     11,024,502        10,646,848
5%, 8/1/33                                         4,457,463         4,309,921
5%, 1/1/37 4                                       2,538,000         2,449,170
6%, 7/1/17-10/1/29                                 9,447,241         9,580,695
6.50%, 4/1/18-4/1/34                               1,517,346         1,554,380
7%, 5/1/29-3/1/35                                  7,754,133         7,974,131
8%, 4/1/16                                           725,984           768,104
9%, 8/1/22-5/1/25                                    213,538           228,743
-------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
CMO Gtd. Real Estate Mtg.
Investment Conduit Multiclass
Pass-Through Certificates:
Series 2006-11, Cl. PS, 5.06%, 3/25/36 1             742,261           737,189
Series 2043, Cl. ZP, 6.50%, 4/15/28                1,268,381         1,296,568
Series 2066, Cl. Z, 6.50%, 6/15/28                 2,670,596         2,725,222
Series 2195, Cl. LH, 6.50%, 10/15/29               1,557,689         1,589,329
Series 2326, Cl. ZP, 6.50%, 6/15/31                  534,014           545,904
Series 2461, Cl. PZ, 6.50%, 6/15/32                1,289,183         1,343,244
Series 2500, Cl. FD, 5.85%, 3/15/32 1                386,160           390,087

                                                   PRINCIPAL             VALUE
                                                      AMOUNT        SEE NOTE 1
-------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED Continued
Federal Home Loan Mortgage Corp.,
CMO Gtd. Real Estate Mtg.
Investment Conduit Multiclass
Pass-Through Certificates: Continued
Series 2526, Cl. FE, 5.75%, 6/15/29 1         $      605,356    $      612,036
Series 2551, Cl. FD, 5.75%, 1/15/33 1                472,230           476,777
Series 3025, Cl. SJ, 5.133%, 8/15/35 1               160,647           161,507
-------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
CMO Pass-Through Participation
Certificates, Series 151, Cl. F, 9%,
5/15/21                                               39,317            39,232
-------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
Interest-Only Stripped Mtg.-Backed
Security:
Series 176, Cl. IO, 12.115%, 6/1/26 5                690,695           147,466
Series 183, Cl. IO, 8.723%, 4/1/27 5               1,016,879           224,443
Series 184, Cl. IO, 14.333%, 12/1/26 5             1,118,621           237,526
Series 192, Cl. IO, 11.951%, 2/1/28 5                268,566            59,455
Series 200, Cl. IO, 10.703%, 1/1/29 5                320,154            68,080
Series 2003-118, Cl. S, 7.949%,
12/25/33 5                                         3,786,553           468,163
Series 2005-87, Cl. SG, 9.386%,
10/25/35 5                                         5,814,217           318,273
Series 206, Cl. IO, (9.382)%, 12/1/29 5              667,816           152,991
Series 2130, Cl. SC, (4.254)%, 3/15/29 5             729,893            51,761
Series 2796, Cl. SD, (0.684)%, 7/15/26 5           1,157,734            83,883
Series 2920, Cl. S, (4.226)%, 1/15/35 5            4,286,489           199,765
Series 3000, Cl. SE, (4.716)%, 7/15/25 5           4,987,890           175,523
-------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
Principal-Only Stripped Mtg.-Backed
Security, Series 176, Cl. PO, 4.681%,
6/1/26 6                                             281,400           229,539
-------------------------------------------------------------------------------
Federal National Mortgage Assn.:
4.50%, 9/1/18-3/1/19                               6,575,524         6,360,913
5%, 12/1/17-3/1/34                                30,087,785        29,442,361
5%, 1/1/22-1/1/37 4                               20,040,000        19,477,860
5.50%, 1/1/33-1/1/34                              14,498,887        14,356,626
5.50%, 1/1/22-1/1/37 4                            12,900,000        12,828,743
6%, 5/1/29-11/1/33                                 6,836,919         6,913,567
6%, 1/1/22-3/1/33 4                               14,979,975        15,159,436
6.50%, 3/1/11-11/1/31                             12,568,915        12,899,235
7%, 11/1/17-7/1/35                                 4,916,180         5,068,464
7.50%, 1/1/08-1/1/33                                  33,097            34,368
8%, 5/1/17                                             9,179             9,612
8.50%, 7/1/32                                         68,241            73,485
-------------------------------------------------------------------------------
Federal National Mortgage Assn.,
CMO Gtd. Real Estate Mtg.
Investment Conduit Pass-Through
Certificates:
Series 1998-61, Cl. PL, 6%, 11/25/28                 731,162           740,553
Trust 1989-17, Cl. E, 10.40%, 4/25/19                 73,607            78,968
Trust 1993-87, Cl. Z, 6.50%, 6/25/23               1,558,559         1,601,843
Trust 1998-58, Cl. PC, 6.50%, 10/25/28             1,305,097         1,341,104


                       10 | OPPENHEIMER CORE BOND FUND/VA

                                                   PRINCIPAL             VALUE
                                                      AMOUNT        SEE NOTE 1
-------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED Continued
Federal National Mortgage Assn.,
CMO Gtd. Real Estate Mtg.
Investment Conduit Pass-Through
Certificates: Continued
Trust 2001-70, Cl. LR, 6%, 9/25/30            $      319,309    $      319,374
Trust 2001-72, Cl. NH, 6%, 4/25/30                    66,400            66,524
Trust 2001-74, Cl. PD, 6%, 5/25/30                    44,026            43,924
Trust 2001-82, Cl. ZA, 6.50%, 1/25/32                681,129           700,682
Trust 2002-77, Cl. WF, 5.75%, 12/18/32 1             693,558           698,824
Trust 2002-9, Cl. PC, 6%, 3/25/17                  1,676,016         1,698,814
Trust 2003-28, Cl. KG, 5.50%, 4/25/23              3,964,000         3,904,163
Trust 2003-84, Cl. PW, 3%, 6/25/22                 1,468,171         1,443,115
Trust 2004-101, Cl. BG, 5%, 1/25/20                1,908,000         1,861,085
Trust 2005-100, Cl. BQ, 5.50%, 11/25/25            1,120,000         1,079,008
Trust 2006-44, Cl. OA, 5.50%, 12/25/26             3,160,000         3,167,951
Trust 2006-46, Cl. SW, 4.583%, 6/25/36 1             560,834           545,673
Trust 2006-50, Cl. KS, 4.583%, 6/25/36 1           1,256,918         1,215,199
Trust 2006-50, Cl. SA, 4.583%, 6/25/36 1           1,608,885         1,556,251
Trust 2006-50, Cl. SK, 4.583%, 6/25/36 1             513,577           496,338
Trust 2006-57, Cl. PA, 5.50%, 8/25/27              4,081,041         4,086,623
Trust 2006-64, Cl. MD, 5.50%, 7/25/36              4,671,000         4,554,157
-------------------------------------------------------------------------------
Federal National Mortgage Assn.,
Interest-Only Stripped Mtg.-Backed
Security:
Trust 2001-65, Cl. S, 7.004%, 11/25/31 5           2,202,780           211,487
Trust 2001-81, Cl. S, (0.047)%, 1/25/32 5            549,448            51,597
Trust 2002-47, Cl. NS, (1.251)%,
4/25/32 5                                          1,396,749           132,156
Trust 2002-51, Cl. S, (1.134)%, 8/25/32 5          1,282,220           121,226
Trust 2002-52, Cl. SD, (2.785)%,
9/25/32 5                                          1,498,543           121,898
Trust 2002-77, Cl. SH, 0.153%,
12/18/32 5                                           657,507            60,667
Trust 2002-84, Cl. SA, 8.972%,
12/25/32 5                                         1,905,713           196,054
Trust 2003-33, Cl. SP, 9.233%, 5/25/33 5           1,950,958           244,362
Trust 2003-4, Cl. S, 6.753%, 2/25/33 5             1,270,545           133,436
Trust 2004-54, Cl. DS, (6.639)%,
11/25/30 5                                         1,066,822            63,904
Trust 2005-19, Cl. SA, (3.159)%,
3/25/35 5                                         10,940,322           558,824
Trust 2005-40, Cl. SA, (3.22)%, 5/25/35 5          2,444,953           119,661
Trust 2005-6, Cl. SE, (3.646)%, 2/25/35 5          3,074,826           156,689
Trust 2005-71, Cl. SA, 3.302%, 8/25/25 5           3,134,014           182,318
Trust 2006-33, Cl. SP, 11.645%, 5/25/36 5          4,348,663           379,503
Trust 222, Cl. 2, 12.629%, 6/1/23 5                2,228,340           473,138
Trust 240, Cl. 2, 14.777%, 9/1/23 5                2,665,145           597,920
Trust 252, Cl. 2, 9.386%, 11/1/23 5                1,736,899           399,989
Trust 273, Cl. 2, 12.07%, 8/1/26 5                   508,719           108,422
Trust 303, Cl. IO, (5.565)%, 11/1/29 5               293,651            69,853
Trust 319, Cl. 2, 10.023%, 2/1/32 5                  473,620           108,956
Trust 321, Cl. 2, 5.116%, 4/1/32 5                 5,226,157         1,201,681
Trust 329, Cl. 2, 8.389%, 1/1/33 5                 2,383,681           553,486
Trust 331, Cl. 9, 8.348%, 2/1/33 5                 1,241,594           302,770
Trust 334, Cl. 17, 16.758%, 2/1/33 5                 844,069           195,475
Trust 340, Cl. 2, 7.032%, 9/1/33 5                   826,482           199,324
Trust 344, Cl. 2, 4.951%, 12/1/33 5                4,128,193           936,141

                                                   PRINCIPAL             VALUE
                                                      AMOUNT        SEE NOTE 1
-------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED Continued
Federal National Mortgage Assn.,
Interest-Only Stripped Mtg.-Backed
Security: Continued
Trust 346, Cl. 2, 11.437%, 12/1/33 5          $    3,563,664    $      823,432
Trust 362, Cl. 12, 5.435%, 8/1/35 5                2,244,411           473,843
Trust 362, Cl. 13, 5.442%, 8/1/35 5                1,245,443           263,545
-------------------------------------------------------------------------------
Federal National Mortgage Assn.,
Principal-Only Stripped Mtg.-Backed
Security:
Trust 1993-184, Cl. M, 5.655%, 9/25/23 6             625,613           508,586
Trust 340, Cl. 1, 5.532%, 9/1/33 6                   826,482           603,998
                                                                ---------------
                                                                   214,900,396

-------------------------------------------------------------------------------
GNMA/GUARANTEED--0.2%
Government National Mortgage
Assn.:
7%, 1/15/09-5/15/09                                   19,479            19,771
8.50%, 8/15/17-12/15/17                              297,871           317,646
-------------------------------------------------------------------------------
Government National Mortgage
Assn., Interest-Only Stripped
Mtg.-Backed Security:
Series 2001-21, Cl. SB, (5.039)%,
1/16/27 5                                          1,166,756            78,725
Series 2002-15, Cl. SM, (8.305)%,
2/16/32 5                                          1,355,279            89,039
Series 2004-11, Cl. SM, (7.941)%,
1/17/30 5                                            970,768            68,631
Series 2006-47, Cl. SA, 14.403%,
8/16/36 5                                          7,185,348           371,700
                                                                ---------------
                                                                       945,512

-------------------------------------------------------------------------------
NON-AGENCY--9.7%
-------------------------------------------------------------------------------
COMMERCIAL--8.1%
Asset Securitization Corp.,
Commercial Interest-Only Stripped
Mtg.-Backed Security, Series 1997-D4,
Cl. PS1, 1.889%, 4/14/29 5                        28,135,292           737,904
-------------------------------------------------------------------------------
Asset Securitization Corp.,
Commercial Mtg. Pass-Through
Certificates, Series 1996-MD6, Cl. A3,
7.267%, 11/13/29 1                                 1,200,000         1,218,210
-------------------------------------------------------------------------------
Banc of America Commercial
Mortgage, Inc., Commercial Mtg.
Pass-Through Certificates, Series
2005-3, Cl. A2, 4.501%, 7/10/43                    2,100,000         2,052,404
-------------------------------------------------------------------------------
Banc of America Funding Corp.,
CMO Pass-Through Certificates,
Series 2004-2, Cl. 2A1, 6.50%, 7/20/32             1,690,418         1,713,432
-------------------------------------------------------------------------------
Banc of America Mortgage Securities,
Inc., CMO Pass-Through Certificates:
Series 2005-E, Cl. 2A2, 4.975%, 6/25/35 1            128,917           128,700
Series 2004-8, Cl. 5A1, 6.50%, 5/25/32             1,370,363         1,382,783


                       11 | OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                   PRINCIPAL             VALUE
                                                      AMOUNT        SEE NOTE 1
-------------------------------------------------------------------------------
COMMERCIAL Continued
Capital Lease Funding Securitization
LP, Interest-Only Corporate-Backed
Pass-Through Certificates, Series
1997-CTL1, 7.269%, 6/22/24 5                  $   18,232,329    $      722,013
-------------------------------------------------------------------------------
Citigroup Mortgage Loan Trust
2006-WF1, Asset-Backed
Pass-Through Certificates, Series
2006-WF1, Cl. A2B, 5.536%, 3/1/36                    460,000           458,613
-------------------------------------------------------------------------------
Deutsche Alt-A Securities Mortgage
Loan Trust, Mtg. Pass-Through
Certificates:
Series 2006-AB2, Cl. A7, 5.961%,
6/25/36                                            2,062,393         2,058,639
Series 2006-AB3, Cl. A7, 6.36%,
4/25/08                                              618,128           618,301
-------------------------------------------------------------------------------
GE Capital Commercial Mortgage
Corp., Commercial Mtg. Obligations,
Series 2005-C3, Cl. A2, 4.853%, 7/10/45            1,190,000         1,176,696
-------------------------------------------------------------------------------
GMAC Commercial Mortgage
Securities, Inc., Commercial Mtg.
Pass-Through Certificates, Series
1997-C1, Cl. A3, 6.869%, 7/15/29                     436,482           438,156
-------------------------------------------------------------------------------
Greenwich Capital Commercial
Funding Corp., Commercial Mtg.
Pass-Through Certificates:
Series 2005-GG3, Cl. A2, 4.305%,
8/10/42                                            1,460,000         1,422,232
Series 2005-GG5, Cl. A2, 5.117%,
4/10/37                                            1,290,000         1,286,219
-------------------------------------------------------------------------------
JPMorgan Chase Commercial
Mortgage Securities Corp.,
Commercial Mtg. Pass-Through
Certificates:
Series 2005-LDP2, Cl. A2, 4.575%,
7/15/42                                              510,000           499,661
Series 2005-LDP4, Cl. A2, 4.79%,
10/15/42                                           1,720,000         1,694,984
-------------------------------------------------------------------------------
LB-UBS Commercial Mortgage Trust,
Commercial Mtg. Pass-Through
Certificates, Series 2005-C5, Cl. A2,
4.885%, 9/15/30                                    1,430,000         1,417,110
-------------------------------------------------------------------------------
Lehman Brothers Commercial
Conduit Mortgage Trust,
Interest-Only Stripped Mtg.-Backed
Security, Series 1998-C1, Cl. IO,
5.566%, 2/18/30 5                                 15,327,819           287,556
-------------------------------------------------------------------------------
Lehman Structured Securities Corp.,
CMO, Series 2002-GE1, Cl. A, 2.514%,
7/26/24 3                                            304,351           190,219
-------------------------------------------------------------------------------
Mastr Alternative Loan Trust, CMO
Pass-Through Certificates:
Series 2004-9, Cl. A3, 4.70%, 8/25/34 1            1,310,775         1,300,384
Series 2004-6, Cl. 10A1, 6%, 7/25/34               1,923,379         1,914,915

                                                   PRINCIPAL             VALUE
                                                      AMOUNT        SEE NOTE 1
-------------------------------------------------------------------------------
COMMERCIAL Continued
RALI:
Series 2003-QS1 Trust, Mtg.
Asset-Backed Pass-Through
Certificates, Series 2003-QS1, Cl. A2,
5.75%, 1/25/33                                $    1,006,564    $    1,002,132
Series 2006-QS5 Trust, Mtg.
Asset-Backed Pass-Through
Certificates, Series 2006-QS5, Cl.
2A2, 6%, 4/25/08                                   2,450,541         2,446,144
-------------------------------------------------------------------------------
Residential Asset Securitization Trust
2006-A9CB, CMO Pass-Through
Certificates, Series 2006-A9CB, Cl. A5,
6%, 9/25/36                                        2,549,407         2,545,454
-------------------------------------------------------------------------------
Salomon Brothers Mortgage
Securities VII, Inc., Interest-Only
Commercial Mtg. Pass-Through
Certificates, Series 1999-C1, Cl. X,
(5.022)%, 5/18/32 5                              290,528,367           723,299
-------------------------------------------------------------------------------
Wachovia Bank Commercial
Mortgage Trust 2005-C17,
Commercial Mtg. Obligations, Series
2005-C17, Cl. A2, 4.782%, 3/15/42                  2,520,000         2,487,037
-------------------------------------------------------------------------------
Wachovia Bank Commercial
Mortgage Trust 2006-C29,
Commercial Asset-Backed Securities,
Series 2006-C29, Cl. A2, 5.272%,
11/15/48                                             355,000           354,712
-------------------------------------------------------------------------------
WAMU Mortgage Pass-Through
Certificates Series 2005-AR5 Trust,
Series 2005-AR5, Cl. A1, 4.673%,
5/25/35 1                                            846,075           844,315
                                                                ---------------
                                                                    33,122,224

-------------------------------------------------------------------------------
OTHER--0.2%
Salomon Brothers Mortgage
Securities VI, Inc., Interest-Only
Stripped Mtg.-Backed Security, Series
1987-3, Cl. B, 70.949%, 10/23/17 5                    12,563             2,412
-------------------------------------------------------------------------------
Salomon Brothers Mortgage
Securities VI, Inc., Principal-Only
Stripped Mtg.-Backed Security, Series
1987-3, Cl. A, 6.109%, 10/23/17 6                     18,593            16,802
-------------------------------------------------------------------------------
WAMU Mortgage Pass-Through
Certificates Series 2005-AR8 Trust,
Series 2005-AR8, Cl. 2AB1, 5.60%,
7/25/45 1                                            824,931           827,069
                                                                ---------------
                                                                       846,283


                       12 | OPPENHEIMER CORE BOND FUND/VA

                                                   PRINCIPAL             VALUE
                                                      AMOUNT        SEE NOTE 1
-------------------------------------------------------------------------------
RESIDENTIAL--1.4%
Countrywide Alternative Loan Trust,
CMO:
Series 2005-J1, Cl. 3A1, 6.50%, 8/25/32       $    2,943,703    $    2,975,901
Series 2005-J3, Cl. 3A1, 6.50%, 9/25/34            2,602,980         2,647,378
                                                                ---------------
                                                                     5,623,279
                                                                ---------------
Total Mortgage-Backed Obligations
(Cost $257,344,422)                                                255,437,694

-------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS--1.8%
-------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.
Unsec. Nts., 5.25%, 7/18/11 7                      1,860,000         1,884,147
-------------------------------------------------------------------------------
Federal National Mortgage Assn.
Unsec. Nts., 5%, 10/15/11 7                        2,800,000         2,809,159
-------------------------------------------------------------------------------
U.S. Treasury Bonds, 4.50%, 2/15/36 7                787,000           748,635
-------------------------------------------------------------------------------
U.S. Treasury Nts.:
4.625%, 10/31/11                                     211,000           210,299
4.625%, 11/15/16 7                                   417,000           414,394
4.875%, 10/31/08 7                                 1,293,000         1,294,011
                                                                ---------------
Total U.S. Government Obligations
(Cost $7,378,286)                                                    7,360,645

-------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES--36.7%
-------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--12.5%
-------------------------------------------------------------------------------
AUTOMOBILES--2.3%
DaimlerChrysler North America
Holding Corp., 7.30% Nts., 1/15/12                 1,930,000         2,050,899
-------------------------------------------------------------------------------
Ford Motor Credit Co., 9.75% Sr.
Unsec. Nts., 9/15/10 2                             3,860,000         4,109,483
-------------------------------------------------------------------------------
General Motors Acceptance Corp.,
8% Bonds, 11/1/31                                  1,660,000         1,911,326
-------------------------------------------------------------------------------
Hyundai Motor Manufacturing
Alabama LLC, 5.30% Sr. Unsec. Nts.,
12/19/08 2                                         1,115,000         1,107,959
                                                                ---------------
                                                                     9,179,667

-------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--2.4%
Caesars Entertainment, Inc., 7.50% Sr.
Unsec. Nts., 9/1/09                                2,250,000         2,336,171
-------------------------------------------------------------------------------
Hilton Hotels Corp., 8.25% Sr. Unsec.
Nts., 2/15/11                                      1,475,000         1,589,313
-------------------------------------------------------------------------------
Hyatt Equities LLC, 6.875% Nts.,
6/15/07 2                                          1,965,000         1,973,381
-------------------------------------------------------------------------------
MGM Mirage, Inc., 6% Sr. Sec. Nts.,
10/1/09                                            2,020,000         2,025,050
-------------------------------------------------------------------------------
Royal Caribbean Cruises Ltd., 7% Sr.
Unsec. Unsub. Nts., 10/15/07                         545,000           552,670
-------------------------------------------------------------------------------
Yum! Brands, Inc., 7.70% Sr. Nts., 7/1/12          1,335,000         1,461,032
                                                                ---------------
                                                                     9,937,617

                                                   PRINCIPAL             VALUE
                                                      AMOUNT        SEE NOTE 1
-------------------------------------------------------------------------------
HOUSEHOLD DURABLES--2.5%
Beazer Homes USA, Inc., 6.875% Sr.
Unsec. Nts., 7/15/15 7                        $    1,150,000    $    1,132,750
-------------------------------------------------------------------------------
D.R. Horton, Inc.:
5.375% Sr. Unsec. Nts., 6/15/12                    1,200,000         1,161,988
6.125% Nts., 1/15/14                               1,035,000         1,029,123
-------------------------------------------------------------------------------
K. Hovnanian Enterprises, Inc., 6.50%
Sr. Nts., 1/15/14                                  1,725,000         1,681,875
-------------------------------------------------------------------------------
KB Home, 5.75% Sr. Unsec. Unsub.
Nts., 2/1/14                                       1,445,000         1,336,986
-------------------------------------------------------------------------------
Lennar Corp., 7.625% Sr. Unsec. Nts.,
3/1/09 7                                           1,870,000         1,947,764
-------------------------------------------------------------------------------
Pulte Homes, Inc., 4.875% Nts.,
7/15/09                                            2,025,000         1,995,206
                                                                ---------------
                                                                    10,285,692

-------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS--0.1%
Eastman Kodak Co., 3.625% Nts.,
Series A, 5/15/08                                    247,000           239,346
-------------------------------------------------------------------------------
MEDIA--3.6%
British Sky Broadcasting Group plc,
8.20% Sr. Unsec. Nts., 7/15/09                     1,265,000         1,347,741
-------------------------------------------------------------------------------
Chancellor Media CCU, 8% Sr.
Unsec. Nts., 11/1/08                               1,540,000         1,601,751
-------------------------------------------------------------------------------
Clear Channel Communications, Inc.,
6.25% Nts., 3/15/11 7                              1,370,000         1,332,594
-------------------------------------------------------------------------------
Comcast Corp., 6.45% Unsec. Nts.,
3/15/37                                            2,425,000         2,434,356
-------------------------------------------------------------------------------
EchoStar DBS Corp., 5.75% Sr. Unsec.
Nts., 10/1/08                                      1,670,000         1,667,913
-------------------------------------------------------------------------------
Liberty Media Corp., 7.875% Sr. Nts.,
7/15/09                                              480,000           502,956
-------------------------------------------------------------------------------
Reed Elsevier Capital, Inc., 4.625%
Nts., 6/15/12                                        860,000           822,368
-------------------------------------------------------------------------------
Time Warner Entertainment Co. LP,
8.375% Sr. Nts., 7/15/33                           1,645,000         1,994,039
-------------------------------------------------------------------------------
Tribune Co., 5.50% Nts., Series E,
10/6/08                                            1,115,000         1,104,134
-------------------------------------------------------------------------------
Univision Communications, Inc.:
3.50% Sr. Unsec. Nts., 10/15/07                    1,270,000         1,242,865
3.875% Sr. Unsec. Nts., 10/15/08                     590,000           562,961
                                                                ---------------
                                                                    14,613,678

-------------------------------------------------------------------------------
MULTILINE RETAIL--0.7%
Federated Department Stores, Inc.,
6.625% Sr. Unsec. Nts., 9/1/08                     1,455,000         1,479,237
-------------------------------------------------------------------------------
J.C. Penney Co., Inc., 9% Nts., 8/1/12               510,000           583,806
-------------------------------------------------------------------------------
May Department Stores Co., 7.90%
Unsec. Debs., 10/15/07                               785,000           796,878
                                                                ---------------
                                                                     2,859,921


                       13 | OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                   PRINCIPAL             VALUE
                                                      AMOUNT        SEE NOTE 1
-------------------------------------------------------------------------------
SPECIALTY RETAIL--0.9%
Gap, Inc. (The):
6.90% Nts., 9/15/07                           $    1,315,000    $    1,324,327
9.445% Unsub. Nts., 12/15/08 1                       466,000           497,699
-------------------------------------------------------------------------------
Limited Brands, Inc., 6.125% Sr. Unsec.
Nts., 12/1/12 8                                    2,025,000         2,049,681
                                                                ---------------
                                                                     3,871,707

-------------------------------------------------------------------------------
CONSUMER STAPLES--2.9%
-------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--2.0%
Albertson's, Inc., 8% Sr. Unsec. Debs.,
5/1/31 7                                           1,675,000         1,707,426
-------------------------------------------------------------------------------
Delhaize America, Inc., 9% Unsub.
Debs., 4/15/31                                     1,235,000         1,472,497
-------------------------------------------------------------------------------
Kroger Co. (The), 5.50% Unsec.
Unsub. Nts., 2/1/13                                2,065,000         2,045,306
-------------------------------------------------------------------------------
Safeway, Inc., 6.50% Sr. Unsec. Nts.,
3/1/11                                             2,905,000         3,008,125
                                                                ---------------
                                                                     8,233,354

-------------------------------------------------------------------------------
FOOD PRODUCTS--0.6%
Bunge Ltd. Finance Corp., 4.375%
Unsec. Nts., 12/15/08                                595,000           582,728
-------------------------------------------------------------------------------
Earthgrains Co. (The), 6.50% Nts.,
4/15/09                                              600,000           610,534
-------------------------------------------------------------------------------
Heinz (H.J.) Co., 6.428% Bonds,
12/1/08 2                                            280,000           285,122
-------------------------------------------------------------------------------
Sara Lee Corp., 2.75% Unsec. Nts.,
6/15/08                                              845,000           812,210
                                                                ---------------
                                                                     2,290,594

-------------------------------------------------------------------------------
TOBACCO--0.3%
R.J. Reynolds Tobacco Holdings, Inc.,
6.50% Unsec. Nts., 6/1/07                             60,000            60,381
-------------------------------------------------------------------------------
Reynolds American, Inc., 6.50% Sr.
Sec. Nts., 6/1/07                                  1,272,000         1,280,068
                                                                ---------------
                                                                     1,340,449

-------------------------------------------------------------------------------
ENERGY--4.6%
-------------------------------------------------------------------------------
OIL & GAS--4.6%
El Paso Corp.:
6.50% Sr. Unsec. Nts., 6/1/08 7                      390,000           395,363
7.625% Sr. Unsec. Nts., 9/1/08                     1,490,000         1,542,150
-------------------------------------------------------------------------------
Enbridge Energy Partners LP, 5.95%
Sr. Unsec. Nts., Series B, 6/1/33                    505,000           467,734
-------------------------------------------------------------------------------
Energy Transfer Partners LP:
5.65% Sr. Unsec. Unsub. Nts., 8/1/12                 380,000           378,848
6.625% Sr. Nts., 10/15/36                            810,000           836,781
-------------------------------------------------------------------------------
Enterprise Products Operating LP
7.50% Sr. Unsec. Unsub. Nts., 2/1/11               1,880,000         2,006,665

                                                   PRINCIPAL             VALUE
                                                      AMOUNT        SEE NOTE 1
-------------------------------------------------------------------------------
OIL & GAS Continued
Kaneb Pipe Line Operating
Partnership LP:
5.875% Sr. Unsec. Nts., 6/1/13                $      330,000    $      331,403
7.75% Sr. Unsec. Nts., 2/15/12                       180,000           196,384
-------------------------------------------------------------------------------
Kinder Morgan Energy Partners LP,
7.30% Sr. Unsec. Nts., 8/15/33                     1,845,000         2,006,958
-------------------------------------------------------------------------------
ONEOK Partners LP, 7.10% Sr. Unsec.
Nts., 3/15/11                                        275,000           289,372
-------------------------------------------------------------------------------
Pemex Project Funding Master Trust,
7.875% Unsec. Unsub. Nts., 2/1/09                  1,890,000         1,985,445
-------------------------------------------------------------------------------
Petroleum Export Ltd. Cayman SPV,
4.623% Sr. Nts., Cl. A1, 6/15/10 2                 2,741,667         2,699,864
-------------------------------------------------------------------------------
PF Export Receivables Master Trust,
3.748% Sr. Nts., Series B, 6/1/13 2                1,213,636         1,138,238
-------------------------------------------------------------------------------
TEPPCO Partners LP:
6.125% Nts., 2/1/13                                  900,000           901,216
7.625% Sr. Unsec. Nts., 2/15/12                      285,000           306,764
-------------------------------------------------------------------------------
Valero Logistics Operations LP, 6.05%
Nts., 3/15/13                                      1,410,000         1,422,211
-------------------------------------------------------------------------------
Williams Cos., Inc. (The) Credit Linked
Certificate Trust, 6.75% Nts.,
4/15/09 3                                          1,885,000         1,927,413
                                                                ---------------
                                                                    18,832,809

-------------------------------------------------------------------------------
FINANCIALS--8.5%
-------------------------------------------------------------------------------
CAPITAL MARKETS--1.0%
Goldman Sachs Capital, Inc. (The),
6.345% Sub. Bonds, 2/15/34                         2,045,000         2,076,767
-------------------------------------------------------------------------------
Morgan Stanley, 4.75% Sub. Nts.,
4/1/14                                             2,100,000         2,010,891
                                                                ---------------
                                                                     4,087,658

-------------------------------------------------------------------------------
COMMERCIAL BANKS--2.3%
Barclays Bank plc, 6.278% Perpetual
Bonds 9                                            2,110,000         2,076,388
-------------------------------------------------------------------------------
HBOS plc, 6.413% Sub. Perpetual
Bonds, Series A 2,9                                2,100,000         2,092,696
-------------------------------------------------------------------------------
HSBC Finance Capital Trust IX,
5.911% Nts., 11/30/35 1                            2,900,000         2,919,343
-------------------------------------------------------------------------------
Popular North America, Inc., 4.70%
Nts., 6/30/09                                      2,485,000         2,433,990
                                                                ---------------
                                                                     9,522,417

-------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--1.2%
CIT Group, Inc., 5.40% Sr. Nts., 3/7/13            2,010,000         1,997,419
-------------------------------------------------------------------------------
Citigroup, Inc., 6.125% Sub. Nts.,
8/25/36                                              810,000           846,391
-------------------------------------------------------------------------------
JPMorgan Chase & Co., 5.15% Sub.
Nts., 10/1/15                                      2,035,000         2,000,440
                                                                ---------------
                                                                     4,844,250


                       14 | OPPENHEIMER CORE BOND FUND/VA

                                                   PRINCIPAL             VALUE
                                                      AMOUNT        SEE NOTE 1
-------------------------------------------------------------------------------
INSURANCE--2.3%
Marsh & McLennan Cos., Inc.:
5.875% Sr. Unsec. Bonds, 8/1/33               $    1,355,000    $    1,238,091
7.125% Sr. Unsec. Nts., 6/15/09                    1,050,000         1,085,644
-------------------------------------------------------------------------------
MBIA, Inc., 5.70% Sr. Unsec. Unsub.
Nts., 12/1/34                                      2,090,000         1,996,134
-------------------------------------------------------------------------------
Prudential Holdings LLC, 8.695%
Bonds, Series C, 12/18/23 2                        2,055,000         2,518,793
-------------------------------------------------------------------------------
Prudential Insurance Co. of America,
8.30% Nts., 7/1/25                                 2,035,000         2,561,536
                                                                ---------------
                                                                     9,400,198

-------------------------------------------------------------------------------
REAL ESTATE--1.7%
EOP Operating LP, 8.10% Unsec. Nts.,
8/1/10                                             2,505,000         2,762,321
-------------------------------------------------------------------------------
iStar Financial, Inc., 5.15% Sr. Unsec.
Nts., 3/1/12                                       2,050,000         1,995,921
-------------------------------------------------------------------------------
Vornado Realty LP, 5.625% Sr. Unsec.
Unsub. Nts., 6/15/07                               2,225,000         2,223,767
                                                                ---------------
                                                                     6,982,009

-------------------------------------------------------------------------------
HEALTH CARE--0.5%
-------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--0.5%
HCA, Inc., 8.75% Sr. Nts., 9/1/10                  2,055,000         2,147,475
-------------------------------------------------------------------------------
INDUSTRIALS--0.5%
-------------------------------------------------------------------------------
AEROSPACE & DEFENSE--0.5%
BAE Systems Holdings, Inc., 5.20%
Nts., 8/15/15 2                                    2,115,000         2,018,053
-------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--0.6%
-------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--0.1%
NCR Corp., 7.125% Sr. Unsec. Unsub.
Nts., 6/15/09                                        185,000           189,837
-------------------------------------------------------------------------------
OFFICE ELECTRONICS--0.5%
Xerox Corp., 9.75% Sr. Unsec. Nts.,
1/15/09                                            1,860,000         2,018,100
-------------------------------------------------------------------------------
MATERIALS--0.5%
-------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS--0.5%
MeadWestvaco Corp., 6.85% Unsec.
Unsub. Nts., 4/1/12                                1,930,000         2,024,690
-------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--1.5%
-------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--1.5%
Qwest Corp., 5.625% Unsec. Nts.,
11/15/08                                             250,000           251,563
-------------------------------------------------------------------------------
Telecom Italia Capital SpA:
4% Sr. Unsec. Nts., 11/15/08                         985,000           959,669
4% Unsec. Unsub. Nts., 1/15/10                     1,085,000         1,036,783
-------------------------------------------------------------------------------
Telefonos de Mexico SA de CV, 4.50%
Nts., 11/19/08                                     2,035,000         2,008,470
-------------------------------------------------------------------------------
Telus Corp., 8% Nts., 6/1/11                       1,790,000         1,959,257
                                                                ---------------
                                                                     6,215,742

                                                   PRINCIPAL             VALUE
                                                      AMOUNT        SEE NOTE 1
-------------------------------------------------------------------------------
UTILITIES--4.6%
-------------------------------------------------------------------------------
ELECTRIC UTILITIES--1.4%
FirstEnergy Corp., 7.375% Sr. Unsub.
Nts., Series C, 11/15/31                      $      780,000    $      890,992
-------------------------------------------------------------------------------
Mission Energy Holding Co., 13.50%
Sr. Sec. Nts., 7/15/08                             1,780,000         1,971,350
-------------------------------------------------------------------------------
Monongahela Power Co., 7.36%
Unsec. Nts., Series A, 1/15/10                     1,285,000         1,347,087
-------------------------------------------------------------------------------
Westar Energy, Inc., 7.125% Sr. Unsec.
Nts., 8/1/09                                       1,635,000         1,698,132
                                                                ---------------
                                                                     5,907,561

-------------------------------------------------------------------------------
ENERGY TRADERS--0.7%
IPALCO Enterprises, Inc., 8.375% Sr.
Sec. Nts., 11/14/08 1                              1,180,000         1,230,150
-------------------------------------------------------------------------------
TXU Energy Co., 6.125% Nts., 3/15/08               1,430,000         1,439,415
                                                                ---------------
                                                                     2,669,565

-------------------------------------------------------------------------------
GAS UTILITIES--0.2%
ONEOK Partners LP, 6.65% Nts.,
10/1/36                                              970,000           995,397
-------------------------------------------------------------------------------
MULTI-UTILITIES & UNREGULATED POWER--2.3%
CenterPoint Energy, Inc., 7.25% Sr.
Nts., Series B, 9/1/10                             2,790,000         2,941,966
-------------------------------------------------------------------------------
Duke Energy Field Services Corp.,
6.875% Sr. Unsec. Nts., 2/1/11                     1,400,000         1,465,205
-------------------------------------------------------------------------------
NiSource Finance Corp., 7.875% Sr.
Unsec. Nts., 11/15/10                              2,753,000         2,972,585
-------------------------------------------------------------------------------
PSEG Funding Trust I, 5.381% Nts.,
11/16/07                                           1,835,000         1,831,538
                                                                ---------------
                                                                     9,211,294
                                                                ---------------
Total Corporate Bonds and Notes
(Cost $148,350,437)                                                149,919,080

                                                       UNITS
-------------------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES--0.0%
-------------------------------------------------------------------------------
Pathmark Stores, Inc. Wts., Exp.
9/19/10 10 (Cost $14,872)                              5,408             1,352

                                                      SHARES
-------------------------------------------------------------------------------
MONEY MARKET FUND--1.1%
-------------------------------------------------------------------------------
Oppenheimer Institutional Money
Market Fund, Cl. E, 5.25% 11,12
(Cost $4,562,502)                                  4,562,502         4,562,502
-------------------------------------------------------------------------------
Total Investments, at Value
(excluding Investments Purchased
with Cash Collateral from Securities
Loaned) (Cost $456,720,809)                                        453,936,212


                       15 | OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                   PRINCIPAL             VALUE
                                                      AMOUNT        SEE NOTE 1
-------------------------------------------------------------------------------
INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM
SECURITIES LOANED--1.5% 13
-------------------------------------------------------------------------------
ASSET-BACKED FLOATING NOTES--0.6%
Trust Money Market Securities,
Series A-2, 5.43%, 1/16/07                    $    1,000,000    $    1,000,000
-------------------------------------------------------------------------------
Whitehawk CDO Funding Corp.,
5.41%, 3/15/07                                     1,500,000         1,500,000
                                                                ---------------
                                                                     2,500,000

                                                   PRINCIPAL             VALUE
                                                      AMOUNT        SEE NOTE 1
-------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS--0.9%
Undivided interest of 0.09% in joint repurchase agreement
(Principal Amount/Value $4,100,000,000, with a maturity
value of $4,102,437,222) with Nomura Securities, 5.35%,
dated 12/29/06, to be repurchased at $3,822,669 on
1/2/07, collateralized by U.S. Agency Mortgages,
0.00%-22.12%, 3/15/14-5/1/46, with a
value of $4,182,000,000                       $    3,820,398    $    3,820,398
                                                                ---------------
Total Investments Purchased with
Cash Collateral from Securities
Loaned (Cost $6,320,398)                                             6,320,398

-------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE
(COST $463,041,207)                                    112.7%      460,256,610
-------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                  (12.7)      (51,959,187)
                                              ---------------------------------
NET ASSETS                                             100.0%   $  408,297,423
                                              =================================

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Represents the current interest rate for a variable or increasing rate security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $19,475,078 or 4.77% of the Fund's net assets as of December 31, 2006.

3. Illiquid security. The aggregate value of illiquid securities as of December 31, 2006 was $5,750,506, which represents 1.41% of the Fund's net assets. See
Note 7 of accompanying Notes.

4. When-issued security or forward commitment to be delivered and settled after December 31, 2006. See Note 1 of accompanying Notes.

5. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $14,710,365 or 3.60% of the Fund's net assets as of December 31, 2006.

6. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $1,358,925 or 0.33% of the Fund's net assets as of December 31, 2006.

7. Partial or fully-loaned security. See Note 8 of accompanying Notes.

8. All or a portion of the security is held in collateralized accounts to cover initial margin requirements on open futures contracts. The aggregate market value of such securities is $2,024,376. See Note 5 of accompanying Notes.

9. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

10. Non-income producing security.

11. Rate shown is the 7-day yield as of December 31, 2006.

12. Represents ownership of an affiliated fund, at or during the period ended December 31, 2006. Transactions during the period in which the issuer was an affiliate are as follows

                                                                           SHARES       GROSS        GROSS             SHARES
                                                                DECEMBER 31, 2005   ADDITIONS   REDUCTIONS  DECEMBER 31, 2006
-----------------------------------------------------------------------------------------------------------------------------
Oppenheimer Institutional Money Market Fund, Cl. E, 5.25% *                    --  22,171,390   17,608,888          4,562,502

                                                                                                     VALUE           DIVIDEND
                                                                                                SEE NOTE 1             INCOME
-----------------------------------------------------------------------------------------------------------------------------
Oppenheimer Institutional Money Market Fund, Cl. E, 5.25% *                                     $4,562,502             $5,949

* The money market fund and the Fund are affiliated by having the same investment advisor.

13. The security/securities have been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8 of accompanying Notes.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                       16 | OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2006
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
ASSETS
----------------------------------------------------------------------------------------------------------------------------------
Investments, at value--see accompanying statement of investments:
Unaffiliated companies (cost $458,478,705)                                                                          $ 455,694,108
Affiliated companies (cost $4,562,502)                                                                                  4,562,502
                                                                                                                    --------------
                                                                                                                      460,256,610
----------------------------------------------------------------------------------------------------------------------------------
Cash                                                                                                                      600,311
----------------------------------------------------------------------------------------------------------------------------------
Unrealized appreciation on swap contracts                                                                                 439,906
----------------------------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold (including $7,921,226 sold on a when-issued basis or forward commitment)                               8,483,875
Interest and principal paydowns                                                                                         4,073,005
Shares of beneficial interest sold                                                                                        893,379
Futures margins                                                                                                            28,106
Other                                                                                                                      20,518
                                                                                                                    --------------
Total assets                                                                                                          474,795,710

----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
----------------------------------------------------------------------------------------------------------------------------------
Return of collateral for securities loaned                                                                              6,320,398
----------------------------------------------------------------------------------------------------------------------------------
Unrealized depreciation on swap contracts                                                                                 377,329
----------------------------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased (including $58,229,544 purchased on a when-issued basis or forward commitment)                   59,396,000
Shares of beneficial interest redeemed                                                                                    292,872
Shareholder communications                                                                                                 46,578
Distribution and service plan fees                                                                                         22,206
Trustees' compensation                                                                                                     15,015
Transfer and shareholder servicing agent fees                                                                               1,722
Other                                                                                                                      26,167
                                                                                                                    --------------
Total liabilities                                                                                                      66,498,287

----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                                          $ 408,297,423
                                                                                                                    ==============

----------------------------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------
Par value of shares of beneficial interest                                                                          $      36,604
----------------------------------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                                            426,378,068
----------------------------------------------------------------------------------------------------------------------------------
Accumulated net investment income                                                                                      20,676,318
----------------------------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign currency transactions                                        (36,249,470)
----------------------------------------------------------------------------------------------------------------------------------
Net unrealized depreciation on investments                                                                             (2,544,097)
                                                                                                                    --------------
NET ASSETS                                                                                                          $ 408,297,423
                                                                                                                    ==============

----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
----------------------------------------------------------------------------------------------------------------------------------
Non-Service Shares:
Net asset value, redemption price per share and offering price per share
(based on net assets of $367,106,124 and 32,892,925 shares of beneficial interest outstanding)                      $       11.16
----------------------------------------------------------------------------------------------------------------------------------
Service Shares:
Net asset value, redemption price per share and offering price per share
(based on net assets of $41,191,299 and 3,710,736 shares of beneficial interest outstanding)                        $       11.10

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                       17 | OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2006
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
----------------------------------------------------------------------------------------------------------------------------------
Interest                                                                                                            $  22,467,196
----------------------------------------------------------------------------------------------------------------------------------
Fee income                                                                                                                594,169
----------------------------------------------------------------------------------------------------------------------------------
Portfolio lending fees                                                                                                     53,580
----------------------------------------------------------------------------------------------------------------------------------
Dividends--Affiliated companies                                                                                             5,949
                                                                                                                    --------------
Total investment income                                                                                                23,120,894

----------------------------------------------------------------------------------------------------------------------------------
EXPENSES
----------------------------------------------------------------------------------------------------------------------------------
Management fees                                                                                                         3,030,438
----------------------------------------------------------------------------------------------------------------------------------
Distribution and service plan fees--Service shares                                                                         53,042
----------------------------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Non-Service shares                                                                                                         10,079
Service shares                                                                                                              9,952
----------------------------------------------------------------------------------------------------------------------------------
Shareholder communications:
Non-Service shares                                                                                                         70,804
Service shares                                                                                                              3,755
----------------------------------------------------------------------------------------------------------------------------------
Trustees' compensation                                                                                                     11,925
----------------------------------------------------------------------------------------------------------------------------------
Administration service fees                                                                                                 1,500
----------------------------------------------------------------------------------------------------------------------------------
Other                                                                                                                      41,843
                                                                                                                    --------------
Total expenses                                                                                                          3,233,338
Less waivers and reimbursements of expenses                                                                                  (126)
                                                                                                                    --------------
Net expenses                                                                                                            3,233,212

----------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                                  19,887,682

----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
Investments                                                                                                            (3,695,752)
Closing and expiration of futures contracts                                                                             1,570,446
Foreign currency transactions                                                                                              14,895
Swap contracts                                                                                                            254,005
                                                                                                                    --------------
Net realized loss                                                                                                      (1,856,406)
----------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments                                                                                                             2,914,992
Futures contracts                                                                                                        (214,870)
Swap contracts                                                                                                             36,618
                                                                                                                    --------------
Net change in unrealized depreciation                                                                                   2,736,740

----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                $  20,768,016
                                                                                                                    ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                       18 | OPPENHEIMER CORE BOND FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31,                                                                                     2006             2005
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                              $  19,887,682    $  21,402,707
----------------------------------------------------------------------------------------------------------------------------------
Net realized loss                                                                                     (1,856,406)        (480,546)
----------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized depreciation                                                                  2,736,740       (8,992,109)
                                                                                                   -------------------------------
Net increase in net assets resulting from operations                                                  20,768,016       11,930,052

----------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
----------------------------------------------------------------------------------------------------------------------------------
Dividends from net investment income:
Non-Service shares                                                                                   (21,803,446)     (24,996,468)
Service shares                                                                                          (608,147)        (231,902)
                                                                                                   --------------   --------------
                                                                                                     (22,411,593)     (25,228,370)

----------------------------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares                                                                                   (61,099,902)     (60,382,816)
Service shares                                                                                        29,289,033        7,684,268
                                                                                                   -------------------------------
                                                                                                     (31,810,869)     (52,698,548)

----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------
Total decrease                                                                                       (33,454,446)     (65,996,866)
----------------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                                  441,751,869      507,748,735
                                                                                                   -------------------------------
End of period (including accumulated net investment income of $20,676,318 and
  $22,323,507, respectively)                                                                       $ 408,297,423    $ 441,751,869
                                                                                                   ===============================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                       19 | OPPENHEIMER CORE BOND FUND/VA

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

NON-SERVICE SHARES  YEAR ENDED DECEMBER 31,                2006           2005          2004          2003            2002
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $   11.19      $   11.50     $   11.42     $   11.31     $     11.21
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                       .53 1          .51 1         .43 1         .51             .65
Net realized and unrealized gain (loss)                     .03           (.23)          .18           .23             .27
Payment from affiliate                                       --             --            --            --             .01
                                                      -----------------------------------------------------------------------
Total from investment operations                            .56            .28           .61           .74             .93
-----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                       (.59)          (.59)         (.53)         (.63)           (.83)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $   11.16      $   11.19     $   11.50     $   11.42     $     11.31
                                                      =======================================================================

-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN:
-----------------------------------------------------------------------------------------------------------------------------
Total return at net asset value 2                          5.28%          2.59%         5.49%         6.78%           9.02%
Total return before payment from affiliate 3                N/A            N/A           N/A           N/A            8.93%

-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)              $ 367,106      $ 430,642     $ 504,244     $ 618,234     $   724,787
-----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                     $ 391,750      $ 466,033     $ 552,293     $ 691,931     $   686,932
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income before payment from affiliate        4.83%          4.56%         3.82%         4.03%           5.91% 3
Net investment income after payment from affiliate          N/A            N/A           N/A           N/A            6.07%
Total expenses                                             0.77% 5,6      0.76% 7       0.75% 7       0.73% 7         0.73% 7
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     114% 8         111% 8         95% 8        101%            157%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. The Manager voluntarily reimbursed the Class $1,107,704 from an error in the calculation of the Fund's net asset value per share.

4. Annualized for periods of less than one full year.

5. Expenses including indirect expenses from affiliated fund were as follows:

    Year Ended December 31, 2006       0.77%

6. Voluntary waiver of affiliated funds management fees less than 0.01%.

7. Reduction to custodian expenses less than 0.01%.

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

                                    PURCHASE TRANSACTIONS    SALE TRANSACTIONS
    --------------------------------------------------------------------------
    Year Ended December 31, 2006           $1,168,229,255       $1,270,329,129
    Year Ended December 31, 2005            2,420,041,493        2,423,498,913
    Year Ended December 31, 2004            2,841,348,053        2,925,500,296

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                       20 | OPPENHEIMER CORE BOND FUND/VA

SERVICE SHARES  YEAR ENDED DECEMBER 31,                    2006           2005          2004          2003          2002 1
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $   11.15      $   11.47     $   11.39     $   11.30     $     10.46
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                       .49 2          .47 2         .40 2         .43             .11
Net realized and unrealized gain (loss)                     .03           (.22)          .18           .28             .72
Payment from affiliate                                       --             --            --            --             .01
                                                      -------------------------------------------------------------------------
Total from investment operations                            .52            .25           .58           .71             .84
-------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                       (.57)          (.57)         (.50)         (.62)             --
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $   11.10      $   11.15     $   11.47     $   11.39     $     11.30
                                                      =========================================================================

-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN:
-------------------------------------------------------------------------------------------------------------------------------
Total return at net asset value 3                          4.93%          2.33%         5.22%         6.56%           8.03%
Total return before payment from affiliate 4                N/A            N/A           N/A           N/A            7.94%

-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)              $  41,191      $  11,110     $   3,505     $   3,835     $     2,435
-------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                     $  21,265      $   7,213     $   3,002     $   3,903     $       834
-------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 5
Net investment income before payment from affiliate        4.56%          4.29%         3.55%         3.73%           4.37% 4
Net investment income after payment from affiliate          N/A            N/A           N/A           N/A            5.04%
Total expenses                                             1.06% 6,7      1.03% 8       0.99% 8       0.98% 8         0.98% 8,9
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     114% 10        111% 10        95% 10       101%            157%

1. For the period from May 1, 2002 (inception of offering) to December 31, 2002.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. The Manager voluntarily reimbursed the Class $3,723 from an error in the calculation of the Fund's net asset value per share.

5. Annualized for periods of less than one full year.

6. Expenses including indirect expenses from affiliated fund were as follows:

     Year Ended December 31, 2006       1.06%

7. Voluntary waiver of affiliated funds management fees less than 0.01%.

8. Reduction to custodian expenses less than 0.01%.

9. Voluntary waiver of transfer agent fees less than 0.01%.

10. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

                                    PURCHASE TRANSACTIONS    SALE TRANSACTIONS
    --------------------------------------------------------------------------
    Year Ended December 31, 2006          $ 1,168,229,255      $ 1,270,329,129
    Year Ended December 31, 2005            2,420,041,493        2,423,498,913
    Year Ended December 31, 2004            2,841,348,053        2,925,500,296

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                       21 | OPPENHEIMER CORE BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Core Bond Fund/VA (the Fund), is a separate series of Oppenheimer Variable Account Funds, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's main investment objective is to seek a high level of current income. As a secondary objective, the Fund seeks capital appreciation when consistent with its primary objective. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

      The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities listed or traded on National Stock Exchanges or other domestic exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ(R) are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued. Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Investments in open-end registered investment companies (including affiliated funds) are valued at that fund's net asset value. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
SECURITIES ON A WHEN-ISSUED BASIS OR FORWARD COMMITMENT. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis or forward commitment take place generally at least ten days or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued basis or forward commitment may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. The Fund may also sell securities that it purchased on a


                       22 | OPPENHEIMER CORE BOND FUND/VA
when-issued basis or forward commitment prior to settlement of the original purchase. As of December 31, 2006, the Fund had purchased $58,229,544 of securities issued on a when-issued basis or forward commitment and sold $7,921,226 of securities issued on a when-issued basis or forward commitment.

      In connection with its ability to purchase or sell securities on a when-issued basis, the Fund may enter into forward roll transactions with respect to mortgage-related securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

      Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-related pools.

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Trustees.

      Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
AFFILIATED FUNDS. The Fund is permitted to invest daily available cash balances in affiliated money market funds. Each day, the Fund invests the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") which seeks current income and stability of principal. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment advisor of IMMF. The Fund's investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
INVESTMENTS WITH OFF BALANCE SHEET RISK. The Fund enters into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Fund's Statement of Assets and Liabilities.


                       23 | OPPENHEIMER CORE BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                                  NET UNREALIZED
                                                                    DEPRECIATION
                                                                BASED ON COST OF
                                                                  SECURITIES AND
      UNDISTRIBUTED    UNDISTRIBUTED           ACCUMULATED     OTHER INVESTMENTS
      NET INVESTMENT       LONG-TERM                  LOSS    FOR FEDERAL INCOME
      INCOME                    GAIN  CARRYFORWARD 1,2,3,4          TAX PURPOSES
      --------------------------------------------------------------------------
      $20,696,739                $--           $36,231,290            $2,567,686

1. As of December 31, 2006, the Portfolio had $36,024,345 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of December 31, 2006, details of the capital loss carryforwards were as follows:

               EXPIRING
               --------------------------
               2010         $  29,885,554
               2013                57,295
               2014             6,081,496
                            -------------
               Total        $  36,024,345
                            =============

2. As of December 31, 2006, the Portfolio had $206,945 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2015.

3. During the fiscal year ended December 31, 2006, the Portfolio did not utilize any capital loss carryforward.

4. During the fiscal year ended December 31, 2005, the Portfolio did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for December 31, 2006. Net assets of the Fund were unaffected by the reclassifications.

                       INCREASE TO            INCREASE TO
                       ACCUMULATED        ACCUMULATED NET
                    NET INVESTMENT          REALIZED LOSS
                            INCOME         ON INVESTMENTS
                    -------------------------------------
                          $876,722               $876,722


                       24 | OPPENHEIMER CORE BOND FUND/VA

The tax character of distributions paid during the years ended December 31, 2006 and December 31, 2005 was as follows:

                                         YEAR ENDED           YEAR ENDED
                                  DECEMBER 31, 2006    DECEMBER 31, 2005
      ------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                   $22,411,593          $25,228,370

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2006 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

      Federal tax cost of securities          $ 463,144,411
      Federal tax cost of other investments     (74,626,488)
                                              -------------
      Total federal tax cost                  $ 388,517,923
                                              =============

      Gross unrealized appreciation           $   5,342,946
      Gross unrealized depreciation              (7,910,632)
                                              -------------
      Net unrealized depreciation             $  (2,567,686)
                                              =============

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.


                       25 | OPPENHEIMER CORE BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                                            YEAR ENDED DECEMBER 31, 2006        YEAR ENDED DECEMBER 31, 2005
                                                                SHARES            AMOUNT              SHARES          AMOUNT
-----------------------------------------------------------------------------------------------------------------------------
NON-SERVICE SHARES
Sold                                                           953,894    $   10,320,632           1,220,400    $ 13,663,072
Dividends and/or distributions reinvested                    2,058,871        21,803,446           2,291,152      24,996,468
Redeemed                                                    (8,604,369)      (93,223,980)         (8,857,827)    (99,042,356)
                                                            -----------------------------------------------------------------
Net decrease                                                (5,591,604)   $  (61,099,902)         (5,346,275)   $(60,382,816)
                                                            =================================================================

-----------------------------------------------------------------------------------------------------------------------------
SERVICE SHARES
Sold                                                         2,826,656    $   30,522,972             767,551    $  8,537,370
Dividends and/or distributions reinvested                       57,590           608,147              21,295         231,902
Redeemed                                                      (170,116)       (1,842,086)            (97,717)     (1,085,004)
                                                            -----------------------------------------------------------------
Net increase                                                 2,714,130    $   29,289,033             691,129    $  7,684,268
                                                            =================================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and money market funds, for the year ended December 31, 2006, were as follows:

                                                             PURCHASES             SALES
----------------------------------------------------------------------------------------
Investment securities                                   $  334,577,936    $  324,181,656
U.S. government and government agency obligations           82,309,782       105,592,841
To Be Announced (TBA) mortgage-related securities        1,168,229,255     1,270,329,129

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of average net assets as shown in the following table:


                       26 | OPPENHEIMER CORE BOND FUND/VA

             FEE SCHEDULE
             -------------------------------
             Up to $200 million        0.75%
             Next $200 million         0.72
             Next $200 million         0.69
             Next $200 million         0.66
             Next $200 million         0.60
             Over $1 billion           0.50

--------------------------------------------------------------------------------
ADMINISTRATION SERVICE FEES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended December 31, 2006, the Fund paid $20,100 to OFS for services to the Fund.

      Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $10,000 per class, for class level assets of $10 million or more. Each class is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FOR SERVICE SHARES. The Fund has adopted a Distribution and Service Plan for Service shares to pay OppenheimerFunds Distributor, Inc. (the Distributor), for distribution related services, personal service and account maintenance for the Fund's Service shares. Under the plan, payments are made periodically at an annual rate of up to 0.25% of the average annual net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. The impact of the service plan is to increase operating expenses of the Service shares, which results in lower performance compared to the Fund's shares that are not subject to a service fee. Fees incurred by the Fund under the plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.

      The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF. During the year ended December 31, 2006, the Manager waived $126 for IMMF management fees.

--------------------------------------------------------------------------------
5. FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a negotiated price on a stipulated future date. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices (financial futures) or debt securities (interest rate futures) in order to gain exposure to or protection from changes in market value of stocks and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.

      The Fund generally sells futures contracts as a hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying securities.

      Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or has expired.


                       27 | OPPENHEIMER CORE BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
5. FUTURES CONTRACTS Continued

      Cash held by the broker to cover initial margin requirements on open futures contracts is noted in the Statement of Assets and Liabilities. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported in the Statement of Operations at the closing and expiration of futures contracts. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations.

      Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of December 31, 2006, the Fund had outstanding futures contracts as follows:

                                                                                      UNREALIZED
                                   EXPIRATION      NUMBER OF     VALUATION AS OF    APPRECIATION
CONTRACT DESCRIPTION                    DATES      CONTRACTS   DECEMBER 31, 2006  (DEPRECIATION)
-------------------------------------------------------------------------------------------------
CONTRACTS TO PURCHASE
U.S. Long Bonds                       3/21/07            404        $ 45,020,750   $    (636,497)
U.S. Treasury Nts., 5 yr.             3/30/07            255          26,790,938        (149,269)
                                                                                   --------------
                                                                                        (785,766)
                                                                                   --------------

CONTRACTS TO SELL
Euro-Bundesobligation, 10 yr.          3/8/07             71          10,874,701         269,254
U.S. Treasury Nts., 2 yr.             3/30/07            522         106,504,313         265,345
U.S. Treasury Nts., 10 yr.            3/21/07            268          28,801,625         435,396
                                                                                   --------------
                                                                                         969,995
                                                                                   --------------
                                                                                   $     184,229
                                                                                   ==============

--------------------------------------------------------------------------------
6. CREDIT DEFAULT SWAP CONTRACTS

Credit default swaps are designed to transfer the credit exposure of fixed income products between counterparties. The Fund may enter into credit default swaps, both directly ("unfunded swaps") and indirectly in the form of a swap embedded within a structured note ("funded swaps"), to protect against the risk that a security will default. Unfunded and funded credit default swaps may be on a single security, or a basket of securities. The Fund may take a short position (purchaser of credit protection) or a long position (seller of credit protection) in the credit default swap. Risks of credit default swaps include, but are not limited to, the cost of paying for credit protection if there are no credit events, pricing transparency when assessing the cost of a credit default swap, counterparty risk, and the need to fund the delivery obligation (either cash or defaulted bonds depending on whether the Fund is long or short the swap, respectively).

      The Fund would take a short position in a credit default swap (the "unfunded swap") against a long portfolio position to decrease exposure to specific high yield issuers. As a purchaser of credit protection under a swap contract, the Fund pays a periodic interest fee on the notional amount to the counterparty. This interest fee is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized loss upon payment. Upon occurrence of a specific credit event with respect to the underlying referenced debt obligation, the Fund is obligated to deliver that security to the counterparty in exchange for receipt of the notional amount from the counterparty. The difference between the value of the security delivered and the notional amount received is recorded as realized gain and is included on the Statement of Operations. Credit default swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the amount due to (owed by) the Fund at termination or settlement and disclosed separately on the Statement of Assets and Liabilities. The net change in this amount is included on the Statement of Operations.


                       28 | OPPENHEIMER CORE BOND FUND/VA

Information regarding such credit default swaps as of December 31, 2006 is as follows:

                                                    NOTIONAL AMOUNT          ANNUAL
                                                        RECEIVED BY        INTEREST
                                 REFERENCED DEBT      THE FUND UPON    RATE PAID BY    TERMINATION       UNREALIZED
COUNTERPARTY                          OBLIGATION       CREDIT EVENT        THE FUND          DATES     DEPRECIATION
-------------------------------------------------------------------------------------------------------------------
Deutsche Bank AG:
                                     CDX.NA.IG.7         $3,600,000           0.400%      12/20/11   $       10,659
                           J.C. Penney Co., Inc.            590,000           0.580        3/20/12              994
                                Weyerhaeuser Co.          2,010,000           0.580        9/20/11           13,133
-------------------------------------------------------------------------------------------------------------------
Morgan Stanley Capital
Services, Inc.:
                         Arrow Electronics, Inc.          2,010,000           0.790        9/20/11           35,983
                         Arrow Electronics, Inc.          1,000,000           0.770        9/20/11           17,052
                                      Belo Corp.          1,170,000           0.650        6/20/11            8,031
                                      Belo Corp.            655,000           0.670        6/20/11            5,025
                                      Belo Corp.          1,295,000           0.675        6/20/11           10,196
                                  Ford Motor Co.            980,000           5.300       12/20/08           54,529
                                  Ford Motor Co.          2,065,000           5.400       12/20/08          118,793
                            General Motors Corp.          1,035,000           4.000       12/20/08           42,668
                            General Motors Corp.          1,000,000           3.950       12/20/08           40,277
                         International Paper Co.          2,020,000           0.409       12/20/11            6,422
                                                                                                     --------------
                                                                                                     $      363,762
                                                                                                     ==============

The Fund would take a long position in the credit default swap note (the "funded swap") to increase the exposure to specific high yield corporate issuers. As a seller of credit protection under a swap contract, the Fund receives a periodic interest fee on the notional amount from the counterparty. This interest fee is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt. Upon occurrence of a specific credit event with respect to the underlying referenced debt obligation, the Fund receives that security from the counterparty in exchange for payment of the notional amount to the counterparty. The difference between the value of the security received and the notional amount paid is recorded as realized loss and is included on the Statement of Operations. Credit default swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the amount due to (owed by) the Fund at termination or settlement and disclosed separately on the Statement of Assets and Liabilities. The net change in this amount is included on the Statement of Operations.

Information regarding such credit default swaps as of December 31, 2006 is as follows:

                                                    NOTIONAL AMOUNT          ANNUAL
                                                            PAID BY   INTEREST RATE                      UNREALIZED
                                 REFERENCED DEBT      THE FUND UPON     RECEIVED BY    TERMINATION     APPRECIATION
COUNTERPARTY                          OBLIGATION       CREDIT EVENT        THE FUND          DATES   (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------------
Deutsche Bank AG:
              Abitibi-Consolidated Co. of Canada        $ 1,630,000            1.52%       9/20/07   $        6,723
                Allied Waste North America, Inc.            630,000            2.00        9/20/09           17,131
                Allied Waste North America, Inc.            990,000            2.00        9/20/09           26,920
                                Bombardier, Inc.            500,000            0.90        9/20/07            1,840
                               Eastman Kodak Co.          1,390,000            1.00       12/20/08            7,841
                 General Motors Acceptance Corp.            465,000            2.30        6/20/07            4,557



                       29 | OPPENHEIMER CORE BOND FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
6. CREDIT DEFAULT SWAP CONTRACTS Continued

                                                    NOTIONAL AMOUNT          ANNUAL
                                                            PAID BY   INTEREST RATE                      UNREALIZED
                                 REFERENCED DEBT      THE FUND UPON     RECEIVED BY    TERMINATION     APPRECIATION
COUNTERPARTY                          OBLIGATION       CREDIT EVENT        THE FUND          DATES   (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------------
Morgan Stanley Capital
Services, Inc.:
                              ArvinMeritor, Inc.         $  555,000            1.05%       9/20/07   $        1,665
                              ArvinMeritor, Inc.            445,000            1.10        9/20/07            1,504
                                Bombardier, Inc.            550,000            1.00        9/20/07            2,924
                                Bombardier, Inc.            555,000            1.05        9/20/07            3,163
                                  Ford Motor Co.            980,000            7.05       12/20/16           57,117
                                  Ford Motor Co.          2,065,000            7.15       12/20/16          131,267
                            General Motors Corp.          1,035,000            5.80       12/20/16           81,585
                            General Motors Corp.          1,000,000            5.75       12/20/16           75,925
                 General Motors Acceptance Corp.          1,355,000            3.15        6/20/07           18,579
         Hyundai Motor Manufacturing Alabama LLC            875,000            0.40        6/20/07            1,165
                           J.C. Penney Co., Inc.          2,005,000            0.61        6/20/13          (13,567)
                                                                                                     --------------
                                                                                                     $      426,339
                                                                                                     ==============

--------------------------------------------------------------------------------
7. ILLIQUID SECURITIES

As of December 31, 2006, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with the applicable footnote on the Statement of Investments.

--------------------------------------------------------------------------------
8. SECURITIES LENDING

The Fund lends portfolio securities from time to time in order to earn additional income. In return, the Fund receives collateral in the form of securities, letters of credit or cash, against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business each day. If the Fund is undercollateralized at the close of business due to an increase in market value of securities on loan, additional collateral is requested from the borrowing counterparty and is delivered to the Fund on the next business day. Cash collateral may be invested in approved investments and the Fund bears the risk of any loss in value of these investments. The Fund retains a portion of the interest earned from the collateral. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower. As of December 31, 2006, the Fund had on loan securities valued at $9,911,060, which are included in the Statement of Assets and Liabilities as "Investments, at value" and, when applicable, as "Receivable for Investments sold." Collateral of $10,075,173 was received for the loans, of which $6,320,398 was received in cash and subsequently invested in approved investments or held as cash.

--------------------------------------------------------------------------------
9. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB Statement No. 109, ACCOUNTING FOR INCOME TAXES. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" that tax positions taken in the Fund's tax return will be ultimately sustained. A tax liability and


                       30 | OPPENHEIMER CORE BOND FUND/VA
expense must be recorded in respect of any tax position that, in Management's judgment, will not be fully realized. FIN 48 is effective for fiscal years beginning after December 15, 2006. As of December 31, 2006, the Manager has evaluated the implications of FIN 48 and does not currently anticipate a material impact to the Fund's financial statements. The Manager will continue to monitor the Fund's tax positions prospectively for potential future impacts.

      In September 2006, the FASB issued Statement of Financial Accounting Standards ("SFAS") No. 157, FAIR VALUE MEASUREMENTS. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of December 31, 2006, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

--------------------------------------------------------------------------------
10. LITIGATION

A consolidated amended complaint was filed as a putative class action against the Manager and the Transfer Agent and other defendants (including 51 of the Oppenheimer funds excluding the Fund) in the U.S. District Court for the Southern District of New York on January 10, 2005 and was amended on March 4, 2005. The complaint alleged, among other things, that the Manager charged excessive fees for distribution and other costs, and that by permitting and/or participating in those actions, the Directors/Trustees and the Officers of the funds breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law. The plaintiffs sought unspecified damages, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      In response to the defendants' motions to dismiss the suit, seven of the eight counts in the complaint, including the claims against certain of the Oppenheimer funds, as nominal defendants, and against certain present and former Directors, Trustees and Officers of the funds, and the Distributor, as defendants, were dismissed with prejudice, by court order dated March 10, 2006, and the remaining count against the Manager and the Transfer Agent was dismissed with prejudice by court order dated April 5, 2006. The plaintiffs filed an appeal of those dismissals on May 11, 2006.

      The Manager believes that the allegations contained in the complaint are without merit and that there are substantial grounds to sustain the district court's rulings. The Manager also believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to it, the funds, the Directors/Trustees or the Officers on the appeal of the decisions of the district court, and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.


                       31 | OPPENHEIMER CORE BOND FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
OPPENHEIMER CORE BOND FUND/VA:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Core Bond Fund/VA (the "Fund"), a series of Oppenheimer Variable Account Funds, including the statement of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP

Denver, Colorado
February 8, 2007


                       32 | OPPENHEIMER CORE BOND FUND/VA

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2007, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2006. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                       33 | OPPENHEIMER CORE BOND FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                       34 | OPPENHEIMER CORE BOND FUND/VA

BOARD APPROVAL OF THE FUND'S INVESTMENT
ADVISORY AGREEMENT  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Each year, the Board of Trustees (the "Board"), including a majority of the independent Trustees, is required to determine whether to renew the Fund's investment advisory agreement (the "Agreement"). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information, that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

      The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager's services, (ii) the investment performance of the Fund and the Manager,
(iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. Outlined below is a summary of the principal information considered by the Board as well as the Board's conclusions.

      The Board was aware that there are alternatives to retaining the Manager.

      NATURE, QUALITY AND EXTENT OF SERVICES. The Board considered information about the nature and extent of the services provided to the Fund and information regarding the Manager's key personnel who provide such services. The Manager's duties include providing the Fund with the services of the portfolio managers and the Manager's investment team, who provide research, analysis and other advisory services in regard to the Fund's investments; securities trading services; oversight of third party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund's investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund's operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund's shares. The Manager also provides the Fund with office space, facilities and equipment.

      The Board also considered the quality of the services provided and the quality of the Manager's resources that are available to the Fund. The Board took account of the fact that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager's administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager's key personnel and the size and functions of its staff providing investment management services to the Fund. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Angelo Manioudakis and the Manager's Core Fixed Income investment team and analysts. Mr. Manioudakis has been a portfolio manager of the Fund since April 2002. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. In light of the foregoing, the Board concluded that the Fund benefits from the services provided under the Agreement as a result of the Manager's experience, reputation, personnel, operations, and resources.

      INVESTMENT PERFORMANCE OF THE MANAGER AND THE FUND. During the year, the Manager provided information on the investment performance of the Fund and the Manager at each Board meeting, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund's historical performance to relevant market indices and to the performance of other A-rated corporate debt funds underlying variable insurance products. The Board noted that the Fund's one-year, three-year and five-year performance were better than its peer group median. However its ten-year performance was below its peer group average.


                       35 | OPPENHEIMER CORE BOND FUND/VA

BOARD APPROVAL OF THE FUND'S INVESTMENT
ADVISORY AGREEMENT  Unaudited / Continued
--------------------------------------------------------------------------------

      COSTS OF SERVICES AND PROFITS REALIZED BY THE MANAGER. The Board considered information regarding the Manager's costs in serving as the Fund's investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager's profitability from its relationship with the Fund. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also evaluated the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other A-rated corporate debt funds underlying variable insurance products. The Board noted that the Fund's contractual and actual management fees were higher than its peer group median. Based on this evaluation of the Fund's fees and expenses, the Board requested, and the Manager agreed to a new contractual management fee rate, effective May 1, 2007, of 0.60% on the first $1.0 billion of the Fund's average annual net assets and 0.50% on Fund average annual net assets exceeding $1.0 billion.

      ECONOMIES OF SCALE. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund, whether those economies of scale benefit the Fund's shareholders and the current level of Fund assets in relation to the Fund's management fee breakpoints, which are intended to share with shareholders economies of scale that may exist as the Fund grows.

      OTHER BENEFITS TO THE MANAGER. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager's affiliates. The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide services to the Fund and that maintaining the financial viability of the Manager is important in order for the Manager to continue to provide significant services to the Fund and its shareholders.

      CONCLUSIONS. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees' counsel are both independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

      Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement for another year. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the factors together. The Board judged the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.


                       36 | OPPENHEIMER CORE BOND FUND/VA

TRUSTEES AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH            PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS; OTHER TRUSTEESHIPS/DIRECTORSHIPS HELD;
THE FUNDS, LENGTH OF SERVICE,          NUMBER OF PORTFOLIOS IN THE FUNDS COMPLEX CURRENTLY OVERSEEN
AGE
INDEPENDENT                            THE ADDRESS OF EACH TRUSTEE IN THE CHART BELOW IS 6803 S. TUCSON WAY, CENTENNIAL,
TRUSTEES                               COLORADO 80112-3924. EACH TRUSTEE SERVES FOR AN INDEFINITE TERM, OR UNTIL HIS OR HER
                                       RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

WILLIAM L. ARMSTRONG,                  President, Colorado Christian University (since 2006); Chairman of the following
Chairman of the Board of               private mortgage banking companies: Cherry Creek Mortgage Company (since 1991),
Trustees (since 2003),                 Centennial State Mortgage Company (since 1994), and The El Paso Mortgage Company (since
Trustee (since 1999)                   1993); Chairman of the following private companies: Ambassador Media Corporation (since
Age: 69                                1984) and Broadway Ventures (since 1984); Director of the following: Helmerich & Payne,
                                       Inc. (oil and gas drilling/production company) (since 1992), Campus Crusade for Christ
                                       (since 1991) and The Lynde and Harry Bradley Foundation, Inc. (non-profit organization)
                                       (since 2002); former Chairman of the following: Transland Financial Services, Inc.
                                       (private mortgage banking company) (1997-2003), Great Frontier Insurance (insurance agency) (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage)
                                       (1994-2000) and Frontier Title (title insurance agency) (1995-2000); former Director of the following: UNUMProvident (insurance company) (1991-2004), Storage Technology
                                       Corporation (computer equipment company) (1991-2003) and International Family
                                       Entertainment (television channel) (1992-1997); U.S. Senator (January 1979-January
                                       1991). Oversees 37 portfolios in the OppenheimerFunds complex.

ROBERT G. AVIS,                        Director and President of A.G. Edwards Capital, Inc. (General Partner of private equity
Trustee (since 1993)                   funds) (until February 2001); Chairman, President and Chief Executive Officer of A.G.
Age: 75                                Edwards Capital, Inc. (until March 2000); Director of A.G. Edwards & Sons, Inc.
                                       (brokerage company) (until 2000) and A.G. Edwards Trust Company (investment adviser)
                                       (until 2000); Vice Chairman and Director of A.G. Edwards, Inc. (until March 1999); Vice
                                       Chairman of A.G. Edwards & Sons, Inc. (until March 1999); Chairman of A.G. Edwards
                                       Trust Company (until March 1999) and A.G.E. Asset Management (investment adviser)
                                       (until March 1999). Oversees 37 portfolios in the OppenheimerFunds complex.

GEORGE C. BOWEN,                       Assistant Secretary and Director of Centennial Asset Management Corporation (December
Trustee (since 1999)                   1991-April 1999); President, Treasurer and Director of Centennial Capital Corporation
Age: 70                                (June 1989-April 1999); Chief Executive Officer and Director of MultiSource Services,
                                       Inc. (March 1996-April 1999); Mr. Bowen held several positions with the Manager and with subsidiary or affiliated companies of the Manager (September 1987-April 1999).
                                       Oversees 37 portfolios in the OppenheimerFunds complex.

EDWARD L. CAMERON,                     Member of The Life Guard of Mount Vernon (George Washington historical site) (since
Trustee (since 1999)                   June 2000); Director of Genetic ID, Inc. (biotech company) (March 2001-May 2002);
Age: 68                                Partner at PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group
                                       (accounting firm) (July 1994-June 1998). Oversees 37 portfolios in the OppenheimerFunds complex.

JON S. FOSSEL,                         Director of UNUMProvident (insurance company) (since June 2002); Director of
Trustee (since 1990)                   Northwestern Energy Corp. (public utility corporation) (since November 2004);
Age: 65                                Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky
                                       Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and since February 2005); Chairman and Director (until October 1996) and President and
                                       Chief Executive Officer (until October 1995) of the Manager; President, Chief Executive
                                       Officer and Director of the following: Oppenheimer Acquisition Corp. ("OAC") (parent holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial
                                       Services, Inc. (until October 1995). Oversees 37 portfolios in the OppenheimerFunds complex.

SAM FREEDMAN,                          Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr.
Trustee (since 1996)                   Freedman held several positions with the Manager and with subsidiary or affiliated
Age: 66                                companies of the Manager (until October 1994). Oversees 37 portfolios in the
                                       OppenheimerFunds complex.


                       37 | OPPENHEIMER CORE BOND FUND/ VA

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

BEVERLY L. HAMILTON,                   Trustee of Monterey Institute for International Studies (educational organization)
Trustee (since 2002)                   (since February 2000); Board Member of Middlebury College (educational organization)
Age: 60                                (since December 2005); Director of The California Endowment (philanthropic organization) (since April 2002); Director (February 2002-2005) and Chairman of
                                       Trustees (since 2006) of the Community Hospital of Monterey Peninsula; Director
                                       (October 1991-2005) and Vice Chairman (since 2006) of American Funds' Emerging Markets
                                       Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company
                                       (February 1991-April 2000); Member of the investment committees of The Rockefeller
                                       Foundation (since 2001) and The University of Michigan (since 2000); Advisor at Credit
                                       Suisse First Boston's Sprout venture capital unit (venture capital fund) (1994-January
                                       2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June
                                       2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June
                                       2004); Member of the investment committee of Hartford Hospital (2000-2003); and
                                       Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 37 portfolios in the
                                       OppenheimerFunds complex.

ROBERT J. MALONE,                      Director of Jones International University (educational organization) (since August
Trustee (since 2002)                   2005); Chairman, Chief Executive Officer and Director of Steele Street State Bank
Age: 62                                (commercial banking) (since August 2003); Director of Colorado UpLIFT (charitable organization) (since 1986); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S.
                                       Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of
                                       Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of
                                       Jones Knowledge, Inc. (2001-July 2004); and Director of U.S. Exploration, Inc. (oil
                                       and gas exploration) (1997-February 2004). Oversees 37 portfolios in the
                                       OppenheimerFunds complex.

F. WILLIAM MARSHALL, JR.,              Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds)
Trustee (since 2000)                   (investment company) (since 1996) and MML Series Investment Fund (investment company)
Age: 64                                (since 1996); Trustee (since 1987) and Chairman (1994-2005) of the Investment
                                       Committee of the Worcester Polytech Institute (private university); President and
                                       Treasurer of the SIS Funds (private charitable fund) (since January 1999); Chairman of
                                       SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July
                                       1999); and Executive Vice President of Peoples Heritage Financial Group, Inc.
                                       (commercial bank) (January 1999-July 1999). Oversees 39 portfolios in the
                                       OppenheimerFunds complex.

------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE                     THE ADDRESS OF MR. MURPHY IS TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, 11TH
AND OFFICER                            FLOOR, NEW YORK, NEW YORK 10281-1008. MR. MURPHY SERVES AS A TRUSTEE FOR AN
                                       INDEFINITE TERM, OR UNTIL HIS RESIGNATION, RETIREMENT, DEATH OR REMOVAL AND AS AN
                                       OFFICER FOR AN INDEFINITE TERM, OR UNTIL HIS RESIGNATION, RETIREMENT, DEATH OR
                                       REMOVAL. MR. MURPHY IS AN INTERESTED TRUSTEE DUE TO HIS POSITIONS WITH
                                       OPPENHEIMERFUNDS, INC. AND ITS AFFILIATES.

JOHN V. MURPHY,                        Chairman, Chief Executive Officer and Director (since June 2001) and President (since
Trustee, President and                 September 2000) of the Manager; President and director or trustee of other Oppenheimer
Principal Executive Officer            funds; President and Director of OAC and of Oppenheimer Partnership Holdings, Inc.
(since 2001)                           (holding company subsidiary of the Manager) (since July 2001); Director of
Age: 57                                OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (since November 2001);
                                       Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial
                                       Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001);
                                       President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc.,
                                       Centennial Asset Management Corporation, Trinity Investment Management Corporation and
                                       Tremont Capital Management, Inc. (since November 2001), HarbourView Asset Management
                                       Corporation and OFI Private Investments, Inc. (since July 2001); President (since
                                       November 2001) and Director (since July 2001) of Oppenheimer Real Asset Management,
                                       Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC's
                                       parent company) (since February 1997); Director of DLB Acquisition Corporation
                                       (holding company parent of Babson Capital Management LLC) (since June 1995); Member of the Investment Company Institute's Board of Governors (since October 3, 2003); Chief
                                       Operating Officer of the Manager (September 2000-June 2001); President and Trustee of
                                       MML Series Investment Fund and MassMutual Select Funds (open-end investment companies)
                                       (November 1999-November 2001); Director of C.M. Life Insurance Company (September
                                       1999-August 2000); President, Chief Executive Officer and Director of MML Bay State
                                       Life Insurance Company (September 1999-August 2000); Director of Emerald Isle Bancorp
                                       and Hibernia Savings Bank (wholly-owned subsidiary of Emerald Isle Bancorp) (June
                                       1989-June 1998). Oversees 96 portfolios in the OppenheimerFunds complex.


                       38 | OPPENHEIMER CORE BOND FUND/ VA

------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS                         THE ADDRESSES OF THE OFFICERS IN THE CHART BELOW ARE AS FOLLOWS: FOR MESSRS. ZACK,
OF THE FUND                            GILLESPIE AND MS. BLOOMBERG, TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, NEW YORK,
                                       NEW YORK 10281-1008, FOR MESSRS. VANDEHEY, WIXTED, PETERSEN, SZILAGYI AND MS. IVES,
                                       6803 S. TUCSON WAY, CENTENNIAL, COLORADO 80112-3924; FOR MESSRS. MANIOUDAKIS, BOMFIM,
                                       CAAN, GORD AND SWANEY, 470 ATLANTIC AVENUE, 11TH FLOOR, BOSTON, MA 02210. EACH OFFICER
                                       SERVES FOR AN INDEFINITE TERM OR UNTIL HIS OR HER RESIGNATION, RETIREMENT, DEATH OR
                                       REMOVAL.

ANGELO G. MANIOUDAKIS,                 Senior Vice President of the Manager (since April 2002), of HarbourView Asset
Senior Vice President and              Management Corporation (since April 2002) and of OFI Institutional Asset Management,
Portfolio Manager                      Inc. (since June 2002); Executive Director and portfolio manager for Miller, Anderson
(since 2002)                           & Sherrerd, a division of Morgan Stanley Investment Management (August 1993-April
Age: 40                                2002). An officer of 17 portfolios in the OppenheimerFunds complex.

ANTULIO N. BOMFIM,                     Vice President of the Manager (since October 2003); Senior Economist at the Board of
Vice President and Portfolio           Governors of the Federal Reserve System from June 1992 to October 2003. A portfolio
Manager (since 2006)                   manager of 15 portfolios in the OppenheimerFunds complex.
Age: 40

GEOFFREY CAAN,                         Vice President and Portfolio Manager of the Manager (since August 2003); Vice
Vice President and Portfolio           President of ABN AMRO NA, Inc. (June 2002-August 2003); Vice President of Zurich
Manager (since 2006)                   Scudder Investments (January 1999-June 2002). A portfolio manager of 15 portfolios
Age: 37                                in the OppenheimerFunds complex.

BENJAMIN J. GORD,                      Vice President of the Manager (since April 2002), of HarbourView Asset Management
Vice President and Portfolio           Corporation (since April 2002) and of OFI Institutional Asset Management, Inc. (as of
Manager (since 2006)                   June 2002); Executive Director and senior fixed income analyst at Miller Anderson &
Age: 44                                Sherrerd, a division of Morgan Stanley Investment Management (April 1992-March 2002).
                                       A portfolio manager of 15 portfolios in the OppenheimerFunds complex.

THOMAS SWANEY,                         Vice President of the Manager (since April 2006); senior analyst, high grade investment
Vice President and Portfolio           team (June 2002-March 2006); senior fixed income analyst at Miller Anderson & Sherrerd,
Manager (since 2006)                   a division of Morgan Stanley Investment Management (May 1998-May 2002). A portfolio
Age: 34                                manager of 15 portfolios in the OppenheimerFunds complex.

MARK S. VANDEHEY,                      Senior Vice President and Chief Compliance Officer of the Manager (since March 2004);
Vice President and Chief               Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management
Compliance Officer                     Corporation and Shareholder Services, Inc. (since June 1983); Vice President and
(since 2004)                           Director of Internal Audit of the Manager (1997-February 2004). An officer of 96
Age: 56                                portfolios in the OppenheimerFunds complex.

BRIAN W. WIXTED,                       Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of
Treasurer and Principal                the following: HarbourView Asset Management Corporation, Shareholder Financial
Financial & Accounting                 Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management
Officer (since 1999)                   Corporation, and Oppenheimer Partnership Holdings, Inc. (since March 1999), OFI
Age: 47                                Private Investments, Inc. (since March 2000), OppenheimerFunds International Ltd. and
                                       OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since
                                       November 2000), and OppenheimerFunds Legacy Program (since June 2003); Treasurer and
                                       Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager)
                                       (since May 2000); Assistant Treasurer of the following: OAC (since March 1999),
                                       Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds
                                       Legacy Program (April 2000-June 2003); Principal and Chief Operating Officer of
                                       Bankers Trust Company-Mutual Fund Services Division (March 1995-March 1999). An
                                       officer of 96 portfolios in the OppenheimerFunds complex.

BRIAN S. PETERSEN,                     Assistant Vice President of the Manager (since August 2002); Manager/Financial Product
Assistant Treasurer                    Accounting of the Manager (November 1998-July 2002). An officer of 96 portfolios in
(since 2004)                           the OppenheimerFunds complex.
Age: 36


                       39 | OPPENHEIMER CORE BOND FUND/ VA

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

BRIAN C. SZILAGYI,                     Assistant Vice President of the Manager (since July 2004); Director of Financial
Assistant Treasurer                    Reporting and Compliance of First Data Corporation (April 2003-July 2004); Manager of
(since 2005)                           Compliance of Berger Financial Group LLC (May 2001-March 2003); Director of Mutual
Age: 36                                Fund Operations at American Data Services, Inc. (September 2000-May 2001). An officer of 96 portfolios in the OppenheimerFunds complex.

ROBERT G. ZACK,                        Executive Vice President (since January 2004) and General Counsel (since March 2002)
Vice President and Secretary           of the Manager; General Counsel and Director of the Distributor (since December 2001);
(since 2001)                           General Counsel of Centennial Asset Management Corporation (since December 2001);
Age: 58                                Senior Vice President and General Counsel of HarbourView Asset Management Corporation
                                       (since December 2001); Secretary and General Counsel of OAC (since November 2001);
                                       Assistant Secretary (since September 1997) and Director (since November 2001) of
                                       OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and
                                       Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of
                                       Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President,
                                       General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder
                                       Services, Inc. (since December 2001); Senior Vice President, General Counsel and
                                       Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001);
                                       Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice
                                       President and General Counsel of OFI Institutional Asset Management, Inc. (since
                                       November 2001); Director of OppenheimerFunds (Asia) Limited (since December 2003);
                                       Senior Vice President (May 1985-December 2003), Acting General Counsel (November
                                       2001-February 2002) and Associate General Counsel (May 1981-October 2001) of the
                                       Manager; Assistant Secretary of the following: Shareholder Services, Inc. (May
                                       1985-November 2001), Shareholder Financial Services, Inc. (November 1989-November
                                       2001), and OppenheimerFunds International Ltd. (September 1997-November 2001). An
                                       officer of 96 portfolios in the OppenheimerFunds complex.

LISA I. BLOOMBERG,                     Vice President and Associate Counsel of the Manager (since May 2004); First Vice
Assistant Secretary                    President (April 2001-April 2004), Associate General Counsel (December 2000-April
(since 2004)                           2004), Corporate Vice President (May 1999-April 2001) and Assistant General Counsel
Age: 39                                (May 1999-December 2000) of UBS Financial Services Inc. (formerly, PaineWebber
                                       Incorporated). An officer of 96 portfolios in the OppenheimerFunds complex.

KATHLEEN T. IVES,                      Vice President (since June 1998) and Senior Counsel and Assistant Secretary (since
Assistant Secretary                    October 2003) of the Manager; Vice President (since 1999) and Assistant Secretary
(since 2001)                           (since October 2003) of the Distributor; Assistant Secretary of Centennial Asset
Age: 41                                Management Corporation (since October 2003); Vice President and Assistant Secretary of
                                       Shareholder Services, Inc. (since 1999); Assistant Secretary of OppenheimerFunds
                                       Legacy Program and Shareholder Financial Services, Inc. (since December 2001);
                                       Assistant Counsel of the Manager (August 1994-October 2003). An officer of 96 portfolios in the OppenheimerFunds complex.

PHILLIP S. GILLESPIE,                  Senior Vice President and Deputy General Counsel of the Manager (since September
Assistant Secretary                    2004); First Vice President (2000-September 2004), Director (2000-September 2004) and
(since 2004)                           Vice President (1998-2000) of Merrill Lynch Investment Management. An officer of 96
Age: 43                                portfolios in the OppenheimerFunds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND OFFICERS AND IS AVAILABLE WITHOUT CHARGE, UPON REQUEST, BY CALLING 1.800.981.2871.


                       40 | OPPENHEIMER CORE BOND FUND/ VA



OPPENHEIMER MONEY FUND/VA

FUND EXPENSES
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2006.

ACTUAL EXPENSES. The "actual" lines of the table provide information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the "actual" line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The "hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

--------------------------------------------------------------------------------

                        BEGINNING         ENDING            EXPENSES
                        ACCOUNT           ACCOUNT           PAID DURING
                        VALUE             VALUE             6 MONTHS ENDED
                        (7/1/06)          (12/31/06)        DECEMBER 31, 2006
--------------------------------------------------------------------------------
Actual                  $1,000.00         $1,024.70         $2.49
--------------------------------------------------------------------------------
Hypothetical             1,000.00          1,022.75          2.49

Hypothetical assumes 5% annual return before expenses.

Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The annualized expense ratio based on the 6-month period ended December 31, 2006 is as follows:

EXPENSE RATIO
-------------
    0.49%

--------------------------------------------------------------------------------


                          5 | OPPENHEIMER MONEY FUND/VA

STATEMENT OF INVESTMENTS  December 31, 2006
--------------------------------------------------------------------------------

                                                      PRINCIPAL           VALUE
                                                         AMOUNT      SEE NOTE 1
--------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT--15.8%
Bank of Nova Scotia, 5.28%, 1/8/07                   $2,000,000    $  2,000,000
--------------------------------------------------------------------------------
Barclays Bank plc, New York:
5.32%, 1/18/07                                        2,000,000       2,000,000
5.32%, 2/15/07                                        1,000,000       1,000,000
--------------------------------------------------------------------------------
BNP Paribas, New York, 5.32%, 2/12/07                 2,000,000       2,000,000
--------------------------------------------------------------------------------
Chase Bank USA, N.A., 5.27%, 1/16/07                  1,000,000       1,000,000
--------------------------------------------------------------------------------
Citibank NA:
5.32%, 2/8/07                                         2,000,000       2,000,000
5.325%, 3/28/07                                       4,000,000       4,000,000
--------------------------------------------------------------------------------
Deutsche Bank, New York, 5.40%,
12/12/07                                              1,000,000       1,000,000
--------------------------------------------------------------------------------
Lloyds TSB Bank plc, New York, 5.29%,
1/23/07                                               1,500,000       1,500,000
--------------------------------------------------------------------------------
M&I Marshall & Ilsley Bank, 5.31%,
1/10/07                                               2,000,000       2,000,000
--------------------------------------------------------------------------------
Royal Bank of Canada, New York,
5.30%, 2/5/07                                         1,000,000       1,000,000
--------------------------------------------------------------------------------
Svenska Handelsbanken NY, 5.32%,
3/19/07                                               1,000,000       1,000,000
--------------------------------------------------------------------------------
Toronto Dominion Bank, New York:
5.305%, 1/12/07                                       2,000,000       1,999,980
5.32%, 3/16/07                                        1,500,000       1,500,000
--------------------------------------------------------------------------------
Washington Mutual Bank FA:
5.30%, 1/16/07                                        1,000,000       1,000,000
5.32%, 2/15/07                                        2,000,000       2,000,000
                                                                   -------------
Total Certificates of Deposit (Cost $26,999,980)                     26,999,980

--------------------------------------------------------------------------------
DIRECT BANK OBLIGATIONS--16.8%
--------------------------------------------------------------------------------
Bank of America NA, 5.32%, 2/16/07                    1,000,000       1,000,000
--------------------------------------------------------------------------------
Canadian Imperial Holdings, Inc.,
5.26%, 1/24/07                                        1,000,000         996,643
--------------------------------------------------------------------------------
Danske Corp., 5.25%, 1/8/07 1                         1,000,000         998,979
--------------------------------------------------------------------------------
Dexia Delaware LLC, 5.24%, 3/13/07                    1,000,000         989,666
--------------------------------------------------------------------------------
Fortis Funding LLC, 5.25%, 1/29/07 1                  1,000,000         995,917
--------------------------------------------------------------------------------
Governor & Co. of the Bank of Ireland:
5.24%, 2/28/07 1                                      2,000,000       1,983,116
5.25%, 1/22/07 1                                      1,700,000       1,694,794
--------------------------------------------------------------------------------
HBOS Treasury Services:
5.245%, 2/1/07                                        2,000,000       1,990,958
5.25%, 2/14/07                                        1,500,000       1,490,375
5.255%, 1/26/07                                       1,500,000       1,494,526
--------------------------------------------------------------------------------
Nationwide Building Society:
5.22%, 3/12/07 1                                      2,000,000       1,979,700
5.23%, 2/12/07 1                                      1,500,000       1,490,848
--------------------------------------------------------------------------------
Rabobank USA Financial Corp.,
5.24%, 1/10/07                                        1,000,000         998,691
--------------------------------------------------------------------------------
Santander Central Hispano Finance
(Delaware), Inc.:
5.25%, 1/16/07                                        1,000,000         997,813
5.26%, 1/5/07                                         2,500,000       2,498,539

                                                      PRINCIPAL           VALUE
                                                         AMOUNT      SEE NOTE 1
--------------------------------------------------------------------------------
DIRECT BANK OBLIGATIONS Continued
Societe Generale North America, Inc.,
5.16%, 4/5/07                                        $2,000,000    $  1,973,053
--------------------------------------------------------------------------------
St. George Bank Ltd., 5.25%, 1/10/07 1                1,000,000         998,688
--------------------------------------------------------------------------------
Swedbank Mortgage AB, 5.25%, 2/2/07                   1,300,000       1,293,933
--------------------------------------------------------------------------------
Wachovia Corp., 5.43%, 2/6/07                         1,000,000       1,000,099
--------------------------------------------------------------------------------
Westpac Banking Corp., 5.25%, 1/24/07 1               2,000,000       1,993,292
                                                                   -------------
Total Direct Bank Obligations
(Cost $28,859,630)                                                   28,859,630

--------------------------------------------------------------------------------
LETTERS OF CREDIT--2.3%
--------------------------------------------------------------------------------
Fortis Bank SA/NV, guaranteeing
commercial paper of ICICI Bank Ltd.,
5.27%, 2/9/07                                         2,000,000       1,988,571
--------------------------------------------------------------------------------
Suntrust Bank, guaranteeing
commercial paper of NATC
California LLC, 5.27%, 1/12/07                        2,000,000       1,996,779
                                                                   -------------
Total Letters of Credit (Cost $3,985,350)                             3,985,350

--------------------------------------------------------------------------------
SHORT-TERM NOTES--64.8%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE--0.2%
Montgomery, AL Industrial
Development Board, Revenue Bonds,
Industrial Bristol Project, Series B,
5.70%, 2/1/07 2                                         400,000         400,000
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES--21.6%
Barton Capital Corp., 5.26%, 1/19/07 1                2,800,000       2,792,636
--------------------------------------------------------------------------------
Capital Auto Receivables Asset Trust
2006-SN1A, 5.32%, 9/20/07 2                             970,969         970,969
--------------------------------------------------------------------------------
Chesham Finance LLC:
5.27%, 1/5/07                                         2,000,000       1,998,829
5.28%, 2/20/07                                        1,000,000         992,667
--------------------------------------------------------------------------------
Concord Minutemen Capital Co. LLC,
5.26%, 2/23/07 1                                      1,000,000         992,256
--------------------------------------------------------------------------------
Fairway Finance Corp., 5.27%, 1/17/07 1               3,400,000       3,392,036
--------------------------------------------------------------------------------
FCAR Owner Trust I, 5.27%, 3/23/07                    2,600,000       2,569,171
--------------------------------------------------------------------------------
Gotham Funding Corp., 5.30%, 1/3/07 1                 1,000,000         999,706
--------------------------------------------------------------------------------
GOVCO, Inc., 5.26%, 1/16/07 1                         2,000,000       1,995,617
--------------------------------------------------------------------------------
Grampian Funding LLC, 5.27%, 3/22/07 1                2,000,000       1,976,578
--------------------------------------------------------------------------------
Legacy Capital LLC:
5.19%, 4/10/07                                        2,000,000       1,971,455
5.265%, 1/26/07                                       2,000,000       1,992,688
--------------------------------------------------------------------------------
Lexington Parker Capital Co. LLC,
5.27%, 1/19/07 1                                      2,000,000       1,994,730
--------------------------------------------------------------------------------
New Center Asset Trust:
5.25%, 1/29/07                                        2,000,000       1,991,833
5.27%, 1/31/07                                        2,000,000       1,991,225
--------------------------------------------------------------------------------
Perry Global Funding LLC, Series A,
5.25%, 3/12/07 1                                      2,000,000       1,979,583
--------------------------------------------------------------------------------
Sheffield Receivables Corp., 5.27%,
1/4/07 1                                              3,000,000       2,998,684


                          6 | OPPENHEIMER MONEY FUND/VA

                                                      PRINCIPAL           VALUE
                                                         AMOUNT      SEE NOTE 1
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES Continued
Victory Receivables Corp., 5.30%,
1/9/07 1                                             $2,500,000    $  2,497,056
--------------------------------------------------------------------------------
Yorktown Capital LLC, 5.29%, 1/19/07 1                1,000,000         997,355
                                                                   -------------
                                                                     37,095,074
--------------------------------------------------------------------------------
AUTOMOBILES--1.1%
Ande Chevrolet Olds, Inc., Series 2004,
5.50%, 2/1/07 2                                       1,935,000       1,935,000
--------------------------------------------------------------------------------
CAPITAL MARKETS--6.4%
Banc of America Securities LLC, 5.32%,
1/5/07 2                                              5,000,000       5,000,000
--------------------------------------------------------------------------------
Bear Stearns Cos., Inc., 5.25%, 2/16/07               1,000,000         993,292
--------------------------------------------------------------------------------
Goldman Sachs Group, Inc., 5.40%,
4/6/07 2,3                                            2,000,000       2,000,000
--------------------------------------------------------------------------------
Lehman Brothers, Inc., 5.50%, 1/2/07 2                1,000,000       1,000,000
--------------------------------------------------------------------------------
Merrill Lynch & Co., Inc., Series C,
5.50%, 10/19/07 2                                     2,000,000       2,002,397
                                                                   -------------
                                                                     10,995,689
--------------------------------------------------------------------------------
CHEMICALS--0.6%
BASF AG, 5.26%, 1/25/07 1                             1,000,000         996,497
--------------------------------------------------------------------------------
COMMERCIAL BANKS--2.0%
Bank of America Corp., 5.25%, 3/15/07                 1,500,000       1,484,031
--------------------------------------------------------------------------------
HSBC USA, Inc., 5.25%, 4/3/07                         2,000,000       1,973,167
                                                                   -------------
                                                                      3,457,198
--------------------------------------------------------------------------------
COMMERCIAL FINANCE--2.3%
Countrywide Financial Corp.:
5.30%, 1/4/07                                         1,000,000         999,558
5.35%, 1/3/07                                         2,900,000       2,899,130
                                                                   -------------
                                                                      3,898,688
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--4.1%
General Electric Capital Services,
5.25%, 1/25/07                                        2,000,000       1,993,000
--------------------------------------------------------------------------------
Greenwich Capital Holdings, Inc.,
5.53%, 2/15/07 2                                      2,000,000       2,000,000
--------------------------------------------------------------------------------
HSBC Finance Corp.:
5.24%, 3/9/07                                         1,000,000         990,248
5.25%, 1/26/07                                        2,000,000       1,992,708
                                                                   -------------
                                                                      6,975,956
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--1.3%
Alta Mira LLC, Series 2004, 5.45%,
1/1/07 2                                              2,250,000       2,250,000
--------------------------------------------------------------------------------
INSURANCE--6.7%
ING America Insurance Holdings, Inc.,
5.25%, 1/22/07                                        2,000,000       1,993,875
--------------------------------------------------------------------------------
Jackson National Life Global Funding,
Series 2004-6, 5.42%, 1/16/07 2,3                     2,500,000       2,500,000
--------------------------------------------------------------------------------
Metropolitan Life Global Funding I,
Series 2003-5, 5.44%, 1/16/07 2,3                     4,000,000       4,000,000

                                                      PRINCIPAL           VALUE
                                                         AMOUNT      SEE NOTE 1
--------------------------------------------------------------------------------
INSURANCE Continued
Prudential Insurance Co. of America,
5.38%, 2/1/07 2                                      $3,000,000    $  3,000,000
                                                                   -------------
                                                                     11,493,875
--------------------------------------------------------------------------------
LEASING & FACTORING--4.1%
American Honda Finance Corp.:
5.336%, 9/26/07 2,4                                   2,000,000       2,000,000
5.345%, 8/8/07 2,4                                    2,000,000       2,000,000
5.346%, 10/30/07 2,4                                  1,000,000         999,989
--------------------------------------------------------------------------------
Toyota Motor Credit Corp., 5.25%,
2/9/07                                                2,000,000       1,988,636
                                                                   -------------
                                                                      6,988,625
--------------------------------------------------------------------------------
MUNICIPAL--0.4%
Hayward, CA Multifamily Housing
Revenue Bonds, Lord Tennyson Apts.,
5.65%, 1/2/07 2                                         710,000         710,000
--------------------------------------------------------------------------------
PERSONAL PRODUCTS--1.2%
Procter & Gamble Co. International
Funding, 5.25%, 1/11/07 1                             1,000,000         998,542
--------------------------------------------------------------------------------
Reckitt Benckiser plc, 5.27%, 2/9/07 1                1,000,000         994,291
                                                                   -------------
                                                                      1,992,833
--------------------------------------------------------------------------------
SPECIAL PURPOSE FINANCIAL--12.8%
Blue Spice LLC, 5.30%, 1/2/07 1                       3,000,000       2,999,559
--------------------------------------------------------------------------------
Cooperative Assn. of Tractor Dealers,
Inc., Series B:
5.26%, 2/27/07                                        1,175,000       1,165,214
5.28%, 1/5/07                                         1,015,000       1,014,405
--------------------------------------------------------------------------------
LINKS Finance LLC, 5.32%, 12/20/07 2,4                1,000,000         999,810
--------------------------------------------------------------------------------
Parkland (USA) LLC, 5.33%, 12/12/07 2,4               1,000,000         999,811
--------------------------------------------------------------------------------
Premier Asset Collateralized Entity
LLC 1, 5.28%, 3/27/07 4                               1,900,000       1,876,313
--------------------------------------------------------------------------------
RACERS Trust, Series 2004-6-MM,
5.37%, 1/22/07 2                                      1,000,000       1,000,000
--------------------------------------------------------------------------------
Sigma Finance, Inc., 5.25%, 2/22/07                   5,000,000       4,962,083
--------------------------------------------------------------------------------
Ticonderoga Funding LLC, 5.30%,
1/24/07                                               2,000,000       1,993,224
--------------------------------------------------------------------------------
Union Hamilton Special Purpose
Funding LLC, 5.36%, 3/28/07 2,4                       2,000,000       2,000,000
--------------------------------------------------------------------------------
ZAIS Leveraged Loan Fund, Series
2006-1A 1, 5.43%, 3/1/07 2,3                          3,000,000       3,000,000
                                                                   -------------
                                                                     22,010,419
                                                                   -------------
Total Short-Term Notes (Cost $111,199,854)                          111,199,854
--------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE
(COST $171,044,814)                                        99.7%    171,044,814
--------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                             0.3         475,882
                                                     ---------------------------
NET ASSETS                                                100.0%   $171,520,696
                                                     ===========================


                          7 | OPPENHEIMER MONEY FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

FOOTNOTES TO STATEMENT OF INVESTMENTS

SHORT-TERM NOTES, DIRECT BANK OBLIGATIONS AND LETTERS OF CREDIT ARE GENERALLY TRADED ON A DISCOUNT BASIS; THE INTEREST RATE SHOWN IS THE DISCOUNT RATE RECEIVED BY THE FUND AT THE TIME OF PURCHASE. OTHER SECURITIES NORMALLY BEAR INTEREST AT THE RATES SHOWN.

1. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $40,740,460, or 23.75% of the Fund's net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

2. Represents the current interest rate for a variable or increasing rate security.

3. Illiquid security. The aggregate value of illiquid securities as of December 31, 2006 was $11,500,000, which represents 6.70% of the Fund's net assets. See
Note 4 of accompanying Notes.

4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $10,875,923 or 6.34% of the Fund's net assets as of December 31, 2006.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                          8 | OPPENHEIMER MONEY FUND/VA

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2006
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------------------------------------
Investments, at value (cost $171,044,814)--see accompanying statement of investments     $171,044,814
------------------------------------------------------------------------------------------------------
Cash                                                                                          236,769
------------------------------------------------------------------------------------------------------
Receivables and other assets:
Shares of beneficial interest sold                                                            421,308
Interest                                                                                      343,832
Other                                                                                           8,185
                                                                                         -------------
Total assets                                                                              172,054,908

------------------------------------------------------------------------------------------------------
LIABILITIES
------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Dividends                                                                                     320,194
Shares of beneficial interest redeemed                                                        198,992
Trustees' compensation                                                                          5,342
Transfer and shareholder servicing agent fees                                                     874
Other                                                                                           8,810
                                                                                         -------------
Total liabilities                                                                             534,212

------------------------------------------------------------------------------------------------------
NET ASSETS                                                                               $171,520,696

------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
------------------------------------------------------------------------------------------------------
Par value of shares of beneficial interest                                               $    171,492
------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                171,346,624
------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments                                                    2,580
                                                                                         -------------
NET ASSETS--applicable to 171,492,028 shares of beneficial interest outstanding          $171,520,696
                                                                                         =============

------------------------------------------------------------------------------------------------------
NET ASSET VALUE, REDEMPTION PRICE PER SHARE AND OFFERING PRICE PER SHARE                 $       1.00

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                          9 | OPPENHEIMER MONEY FUND/VA

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Interest                                                             $8,724,019

--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Management fees                                                         770,054
--------------------------------------------------------------------------------
Shareholder communications                                               20,088
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees                            10,016
--------------------------------------------------------------------------------
Trustees' compensation                                                    5,071
--------------------------------------------------------------------------------
Administration service fees                                               1,500
--------------------------------------------------------------------------------
Custodian fees and expenses                                                 925
--------------------------------------------------------------------------------
Other                                                                    26,854
                                                                     -----------
Total expenses                                                          834,508

--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                 7,889,511

--------------------------------------------------------------------------------
NET REALIZED GAIN ON INVESTMENTS                                          3,420

--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $7,892,931
                                                                     ===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         10 | OPPENHEIMER MONEY FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31,                                                                           2006               2005
--------------------------------------------------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                    $   7,889,511      $   5,228,375
--------------------------------------------------------------------------------------------------------------------------
Net realized gain                                                                                3,420              6,036
                                                                                         ---------------------------------
Net increase in net assets resulting from operations                                         7,892,931          5,234,411

--------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------------------------------------------------
Dividends from net investment income                                                        (7,889,609)        (5,228,277)
--------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gain                                                            (6,674)                --

--------------------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
--------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from beneficial interest transactions                  (1,637,470)       (23,347,439)

--------------------------------------------------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
Total decrease                                                                              (1,640,822)       (23,341,305)
--------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                        173,161,518        196,502,823
                                                                                         ---------------------------------
End of period (including accumulated net investment income of $98 for the year ended
December 31, 2005)                                                                       $ 171,520,696      $ 173,161,518
                                                                                         =================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         11 | OPPENHEIMER MONEY FUND/VA

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31,                                    2006          2005           2004           2003           2002
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $   1.00      $   1.00       $   1.00       $   1.00       $   1.00
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations--net
investment income and net realized gain                     .05 1         .03 1          .01 1          .01            .01
-----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                       (.05)         (.03)          (.01)          (.01)          (.01)
Distributions from net realized gain                         -- 2          --             --             --             -- 2
                                                       ---------------------------------------------------------------------
Total dividends and/or distributions to shareholders       (.05)         (.03)          (.01)          (.01)          (.01)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $   1.00      $   1.00       $   1.00       $   1.00       $   1.00
                                                       ======================================================================

-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN 3                                             4.71%         2.86%          0.98%          0.79%          1.47%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)               $171,521      $173,162       $196,503       $237,613       $379,969
-----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                      $171,118      $186,453       $218,243       $316,096       $386,457
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                      4.61%         2.80%          0.97%          0.80%          1.46%
Total expenses                                             0.49%         0.48% 5        0.48% 5        0.47% 5        0.47% 5

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods of less than one full year.

5. Reduction to custodian expenses less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         12 | OPPENHEIMER MONEY FUND/VA

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Money Fund/VA (the Fund) is a separate series of Oppenheimer Variable Account Funds, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek maximum current income from investments in "money market" securities consistent with low capital risk and the maintenance of liquidity. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

      Shares of the Fund are only sold to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. As permitted under Rule 2a-7 of the Investment Company Act of 1940, portfolio securities are valued on the basis of amortized cost, which approximates market value. If amortized cost is determined not to approximate market value, the fair value of the portfolio securities will be determined under procedures approved by the Fund's Board of Trustees.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years for federal income tax purposes.

      UNDISTRIBUTED NET             UNDISTRIBUTED               ACCUMULATED
      INVESTMENT INCOME           LONG-TERM GAINS     LOSS CARRYFORWARD 1,2
      ---------------------------------------------------------------------
      $375,255                                $--                       $--

1. During the fiscal year ended December 31, 2006, the Fund did not utilize any capital loss carryforward.

2. During the fiscal year ended December 31, 2005, the Fund utilized $202 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The tax character of distributions paid during the years ended December 31, 2006 and December 31, 2005 was as follows:

                                         YEAR ENDED              YEAR ENDED
                                  DECEMBER 31, 2006       DECEMBER 31, 2005
      ---------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                    $7,896,283              $5,228,277
      ---------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.


                         13 | OPPENHEIMER MONEY FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually but may be paid at other times to maintain the net asset value per share at $1.00.

--------------------------------------------------------------------------------
CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                              YEAR ENDED DECEMBER 31, 2006      YEAR ENDED DECEMBER 31, 2005
                                                   SHARES           AMOUNT           SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------------
Sold                                          102,552,229    $ 102,552,229      126,305,556    $ 126,305,556
Dividends and/or distributions reinvested       7,809,321        7,809,321        5,103,537        5,103,537
Redeemed                                     (111,999,020)    (111,999,020)    (154,754,850)    (154,756,532)
                                            -----------------------------------------------------------------
Net decrease                                   (1,637,470)   $  (1,637,470)     (23,345,757)   $ (23,347,439)
                                            =================================================================

--------------------------------------------------------------------------------
3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of average net assets as shown in the following table:

                  FEE SCHEDULE
                  --------------------------------
                  Up to $500 million         0.450%
                  Next $500 million          0.425
                  Next $500 million          0.400
                  Over $1.5 billion          0.375


                         14 | OPPENHEIMER MONEY FUND/VA

--------------------------------------------------------------------------------
ADMINISTRATION SERVICE FEES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended December 31, 2006, the Fund paid $10,011 to OFS for services to the Fund.

      Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $10,000 for assets of $10 million or more. The Fund is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees to 0.35% of average annual net assets of the Fund. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
4. ILLIQUID SECURITIES

As of December 31, 2006, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund will not invest more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with the applicable footnote on the Statement of Investments.

--------------------------------------------------------------------------------
5. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB Statement No. 109, ACCOUNTING FOR INCOME TAXES. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" that tax positions taken in the Fund's tax return will be ultimately sustained. A tax liability and expense must be recorded in respect of any tax position that, in Management's judgment, will not be fully realized. FIN 48 is effective for fiscal years beginning after December 15, 2006. As of December 31, 2006, the Manager has evaluated the implications of FIN 48 and does not currently anticipate a material impact to the Fund's financial statements. The Manager will continue to monitor the Fund's tax positions prospectively for potential future impacts.

      In September 2006, the FASB issued Statement of Financial Accounting Standards ("SFAS") No. 157, FAIR VALUE MEASUREMENTS. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of December 31, 2006, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

--------------------------------------------------------------------------------
6. LITIGATION

A consolidated amended complaint was filed as a putative class action against the Manager and the Transfer Agent and other defendants (including 51 of the Oppenheimer funds excluding the Fund) in the U.S. District Court for the Southern District of New York on January 10, 2005 and was amended on March 4, 2005. The complaint alleged, among other things, that the Manager charged excessive fees for distribution and other costs, and that by permitting and/or participating in those actions, the Directors/Trustees and the Officers of the funds breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law. The plaintiffs sought unspecified damages, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.


                         15 | OPPENHEIMER MONEY FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
6. LITIGATION Continued

      In response to the defendants' motions to dismiss the suit, seven of the eight counts in the complaint, including the claims against certain of the Oppenheimer funds, as nominal defendants, and against certain present and former Directors, Trustees and Officers of the funds, and the Distributor, as defendants, were dismissed with prejudice, by court order dated March 10, 2006, and the remaining count against the Manager and the Transfer Agent was dismissed with prejudice by court order dated April 5, 2006. The plaintiffs filed an appeal of those dismissals on May 11, 2006.

      The Manager believes that the allegations contained in the complaint are without merit and that there are substantial grounds to sustain the district court's rulings. The Manager also believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to it, the funds, the Directors/Trustees or the Officers on the appeal of the decisions of the district court, and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.


                         16 | OPPENHEIMER MONEY FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
OPPENHEIMER MONEY FUND/VA:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Money Fund/VA (the "Fund"), a series of Oppenheimer Variable Account Funds, including the statement of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP

Denver, Colorado
February 8, 2007


                         17 | OPPENHEIMER MONEY FUND/VA

FEDERAL INCOME TAX INFORMATION Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2007, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2006. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      None of the dividends paid by the Fund during the fiscal year ended December 31, 2006 are qualified dividend income or eligible for the corporate dividend-received deduction.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                         18 | OPPENHEIMER MONEY FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                         19 | OPPENHEIMER MONEY FUND/VA

BOARD APPROVAL OF THE FUND'S INVESTMENT
ADVISORY AGREEMENT  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Each year, the Board of Trustees (the "Board"), including a majority of the independent Trustees, is required to determine whether to renew the Fund's investment advisory agreement (the "Agreement"). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information, that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

      The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager's services, (ii) the investment performance of the Fund and the Manager,
(iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. Outlined below is a summary of the principal information considered by the Board as well as the Board's conclusions.

      The Board was aware that there are alternatives to retaining the Manager.

      NATURE, QUALITY AND EXTENT OF SERVICES. The Board considered information about the nature and extent of the services provided to the Fund and information regarding the Manager's key personnel who provide such services. The Manager's duties include providing the Fund with the services of the portfolio managers and the Manager's investment team, who provide research, analysis and other advisory services in regard to the Fund's investments; securities trading services; oversight of third party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund's investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund's operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund's shares. The Manager also provides the Fund with office space, facilities and equipment.

      The Board also considered the quality of the services provided and the quality of the Manager's resources that are available to the Fund. The Board took account of the fact that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager's administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager's key personnel and the size and functions of its staff providing investment management services to the Fund. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Barry D. Weiss and Carol E. Wolf and the Manager's Money Market investment team and analysts. Ms. Wolf has been a portfolio manager of the Fund since July 1998 and Mr. Weiss has been a portfolio manager of the Fund since July 2001. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. In light of the foregoing, the Board concluded that the Fund benefits from the services provided under the Agreement as a result of the Manager's experience, reputation, personnel, operations, and resources.


                         20 | OPPENHEIMER MONEY FUND/VA

      INVESTMENT PERFORMANCE OF THE MANAGER AND THE FUND. During the year, the Manager provided information on the investment performance of the Fund and the Manager at each Board meeting, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund's historical performance to relevant market indices and to the performance of other money market funds underlying variable insurance products. The Board noted that the one-year, three-year, five-year and ten-year performance were better than its peer group median.

      COSTS OF SERVICES AND PROFITS REALIZED BY THE MANAGER. The Board considered information regarding the Manager's costs in serving as the Fund's investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager's profitability from its relationship with the Fund. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also evaluated the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other money market funds underlying variable insurance products. The Board noted that the Fund's contractual and actual management fees are lower than its peer group median.

      ECONOMIES OF SCALE. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund, whether those economies of scale benefit the Fund's shareholders and the current level of Fund assets in relation to the Fund's management fee breakpoints, which are intended to share with shareholders economies of scale that may exist as the Fund grows.

      OTHER BENEFITS TO THE MANAGER. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager's affiliates. The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide services to the Fund and that maintaining the financial viability of the Manager is important in order for the Manager to continue to provide significant services to the Fund and its shareholders.

      CONCLUSIONS. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees' counsel are both independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

      Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement for another year. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the factors together. The Board judged the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.


                         21 | OPPENHEIMER MONEY FUND/VA

TRUSTEES AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD           PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS; OTHER TRUSTEESHIPS/DIRECTORSHIPS HELD; NUMBER OF
WITH THE FUNDS, LENGTH           PORTFOLIOS IN THE FUNDS COMPLEX CURRENTLY OVERSEEN
OF SERVICE,
AGE
INDEPENDENT                      THE ADDRESS OF EACH TRUSTEE IN THE CHART BELOW IS 6803 S. TUCSON WAY, CENTENNIAL, COLORADO
TRUSTEES                         80112-3924. EACH TRUSTEE SERVES FOR AN INDEFINITE TERM, OR UNTIL HIS OR HER RESIGNATION,
                                 RETIREMENT, DEATH OR REMOVAL.

WILLIAM L. ARMSTRONG,            President, Colorado Christian University (since 2006); Chairman of the following private mortgage
Chairman of the Board            banking companies: Cherry Creek Mortgage Company (since 1991), Centennial State Mortgage Company
of Trustees (since 2003),        (since 1994), and The El Paso Mortgage Company (since 1993); Chairman of the following private
Trustee (since 1999)             companies: Ambassador Media Corporation (since 1984) and Broadway Ventures (since 1984); Director
Age: 69                          of the following: Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992),
                                 Campus Crusade for Christ (since 1991) and The Lynde and Harry Bradley Foundation, Inc.
                                 (non-profit organization) (since 2002); former Chairman of the following: Transland Financial
                                 Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier Insurance (insurance agency) (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000)
                                 and Frontier Title (title insurance agency) (1995-2000); former Director of the following:
                                 UNUMProvident (insurance company) (1991-2004), Storage Technology Corporation (computer equipment company) (1991-2003) and International Family Entertainment (television channel) (1992-1997); U.S.
                                 Senator (January 1979-January 1991). Oversees 37 portfolios in the OppenheimerFunds complex.

ROBERT G. AVIS,                  Director and President of A.G. Edwards Capital, Inc. (General Partner of private equity funds)
Trustee (since 1993)             (until February 2001); Chairman, President and Chief Executive Officer of A.G. Edwards Capital,
Age: 75                          Inc. (until March 2000); Director of A.G. Edwards & Sons, Inc. (brokerage company) (until 2000)
                                 and A.G. Edwards Trust Company (investment adviser) (until 2000); Vice Chairman and Director of
                                 A.G. Edwards, Inc. (until March 1999); Vice Chairman of A.G. Edwards & Sons, Inc. (until March
                                 1999); Chairman of A.G. Edwards Trust Company (until March 1999) and A.G.E. Asset Management
                                 (investment adviser) (until March 1999). Oversees 37 portfolios in the OppenheimerFunds complex.

GEORGE C. BOWEN,                 Assistant Secretary and Director of Centennial Asset Management Corporation (December 1991-April
Trustee (since 1999)             1999); President, Treasurer and Director of Centennial Capital Corporation (June 1989-April 1999);
Age: 70                          Chief Executive Officer and Director of MultiSource Services, Inc. (March 1996-April 1999); Mr.
                                 Bowen held several positions with the Manager and with subsidiary or affiliated companies of the
                                 Manager (September 1987-April 1999). Oversees 37 portfolios in the OppenheimerFunds complex.

EDWARD L. CAMERON,               Member of The Life Guard of Mount Vernon (George Washington historical site) (since June 2000);
Trustee (since 1999)             Director of Genetic ID, Inc. (biotech company) (March 2001-May 2002); Partner at
Age: 68                          PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse
                                 LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998).
                                 Oversees 37 portfolios in the OppenheimerFunds complex.

JON S. FOSSEL,                   Director of UNUMProvident (insurance company) (since June 2002); Director of Northwestern Energy
Trustee (since 1990)             Corp. (public utility corporation) (since November 2004); Director of P.R. Pharmaceuticals
Age: 65                          (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization)
                                 (February 1998-February 2003 and since February 2005); Chairman and Director (until October 1996)
                                 and President and Chief Executive Officer (until October 1995) of the Manager; President, Chief
                                 Executive Officer and Director of the following: Oppenheimer Acquisition Corp. ("OAC") (parent holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial Services,
                                 Inc. (until October 1995). Oversees 37 portfolios in the OppenheimerFunds complex.

SAM FREEDMAN,                    Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held
Trustee (since 1996)             several positions with the Manager and with subsidiary or affiliated companies of the Manager
Age: 66                          (until October 1994). Oversees 37 portfolios in the OppenheimerFunds complex.


BEVERLY L. HAMILTON,             Trustee of Monterey Institute for International Studies (educational organization) (since February
Trustee (since 2002)             2000); Board Member of Middlebury College (educational organization) (since December 2005);
Age: 60                          Director of The California Endowment (philanthropic organization) (since April 2002); Director
                                 (February 2002-2005) and Chairman of Trustees (since 2006) of the Community Hospital of Monterey
                                 Peninsula; Director (October 1991-2005) and Vice Chairman (since 2006) of American Funds' Emerging
                                 Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February
                                 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (since 2001)
                                 and The University of Michigan (since 2000); Advisor at Credit


                                  22 | OPPENHEIMER MONEY FUND/VA

BEVERLY L. HAMILTON,             Suisse First Boston's Sprout venture capital unit (venture capital fund) (1994-January 2005);
Continued                        Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML
                                 Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund
                                 (2000-2003). Oversees 37 portfolios in the OppenheimerFunds complex.

ROBERT J. MALONE,                Director of Jones International University (educational organization) (since August 2005);
Trustee (since 2002)             Chairman, Chief Executive Officer and Director of Steele Street State Bank (commercial banking)
Age: 62                          (since August 2003); Director of Colorado UpLIFT (charitable organization) (since 1986); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S.
                                 Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April
                                 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of
                                 Jones Knowledge, Inc. (2001-July 2004); and Director of U.S. Exploration, Inc. (oil and gas
                                 exploration) (1997-February 2004). Oversees 37 portfolios in the OppenheimerFunds complex.

F. WILLIAM MARSHALL, JR.,        Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company)
Trustee (since 2000)             (since 1996) and MML Series Investment Fund (investment company) (since 1996); Trustee (since
Age: 64                          1987) and Chairman (1994-2005) of the Investment Committee of the Worcester Polytech Institute
                                 (private university); President and Treasurer of the SIS Funds (private charitable fund) (since
                                 January 1999); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank)
                                 (January 1999-July 1999); and Executive Vice President of Peoples Heritage Financial Group, Inc.
                                 (commercial bank) (January 1999-July 1999). Oversees 39 portfolios in the OppenheimerFunds complex.

------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE               THE ADDRESS OF MR. MURPHY IS TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, 11TH FLOOR, NEW YORK,
AND OFFICER                      NEW YORK 10281-1008. MR. MURPHY SERVES AS A TRUSTEE FOR AN INDEFINITE TERM, OR UNTIL HIS
                                 RESIGNATION, RETIREMENT, DEATH OR REMOVAL AND AS AN OFFICER FOR AN INDEFINITE TERM, OR UNTIL HIS
                                 RESIGNATION, RETIREMENT, DEATH OR REMOVAL. MR. MURPHY IS AN INTERESTED TRUSTEE DUE TO HIS
                                 POSITIONS WITH OPPENHEIMERFUNDS, INC. AND ITS AFFILIATES.
JOHN V. MURPHY,                  Chairman, Chief Executive Officer and Director (since June 2001) and President (since September
Trustee, President and           2000) of the Manager; President and director or trustee of other Oppenheimer funds; President and
Principal Executive Officer      Director of OAC and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the
(since 2001)                     Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the
Age: 57                          Manager) (since November 2001); Chairman and Director of Shareholder Services, Inc. and of
                                 Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July
                                 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management
                                 Corporation, Trinity Investment Management Corporation and Tremont Capital Management, Inc. (since
                                 November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since
                                 July 2001); President (since November 2001) and Director (since July 2001) of Oppenheimer Real
                                 Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company
                                 (OAC's parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Member of the Investment
                                 Company Institute's Board of Governors (since October 3, 2003); Chief Operating Officer of the
                                 Manager (September 2000-June 2001); President and Trustee of MML Series Investment Fund and
                                 MassMutual Select Funds (open-end investment companies) (November 1999-November 2001); Director of
                                 C.M. Life Insurance Company (September 1999-August 2000); President, Chief Executive Officer and
                                 Director of MML Bay State Life Insurance Company (September 1999-August 2000); Director of Emerald
                                 Isle Bancorp and Hibernia Savings Bank (wholly-owned subsidiary of Emerald Isle Bancorp) (June
                                 1989-June 1998). Oversees 96 portfolios in the OppenheimerFunds complex.


                         23 | OPPENHEIMER MONEY FUND/VA

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS                   THE ADDRESSES OF THE OFFICERS IN THE CHART BELOW ARE AS FOLLOWS: FOR MESSRS. ZACK, GILLESPIE AND
OF THE FUND                      MS. BLOOMBERG, TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, NEW YORK, NEW YORK 10281-1008, FOR
                                 MESSRS. WEISS, VANDEHEY, WIXTED, PETERSEN, SZILAGYI AND MSS. WOLF AND IVES, 6803 S. TUCSON WAY,
                                 CENTENNIAL, COLORADO 80112-3924. EACH OFFICER SERVES FOR AN INDEFINITE TERM OR UNTIL HIS OR HER
                                 RESIGNATION, RETIREMENT, DEATH OR REMOVAL.
CAROL E. WOLF,                   Senior Vice President of the Manager (since June 2000) and of HarbourView Asset Management
Vice President and               Corporation (since June 2003); an officer of 7 portfolios in the OppenheimerFunds complex.
Portfolio Manager                Formerly Vice President of the Manager (June 1990-June 2000).
(since 1998)
Age: 55

BARRY D. WEISS,                  Vice President of the Manager (since July 2001) and of HarbourView Asset Management Corporation
Vice President and               (since June 2003); an officer of 6 portfolios in the OppenheimerFunds complex. Formerly Assistant
Portfolio Manager                Vice President and Senior Credit Analyst of the Manager (February 2000-June 2001). Prior to
(since 2001)                     joining the Manager in February 2000, he was Associate Director, Structured Finance, Fitch IBCA
Age: 42                          Inc. (April 1998-February 2000).

MARK S. VANDEHEY,                Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Vice
Vice President and               President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and
Chief Compliance Officer         Shareholder Services, Inc. (since June 1983); Vice President and Director of Internal Audit of the
(since 2004)                     Manager (1997-February 2004). An officer of 96 portfolios in the OppenheimerFunds complex.
Age: 56

BRIAN W. WIXTED,                 Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of the following:
Treasurer and                    HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder
Principal Financial &            Services, Inc., Oppenheimer Real Asset Management Corporation, and Oppenheimer Partnership
Accounting Officer               Holdings, Inc. (since March 1999), OFI Private Investments, Inc. (since March 2000),
(since 1999)                     OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional
Age: 47                          Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (since June
                                 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the
                                 Manager) (since May 2000); Assistant Treasurer of the following: OAC (since March 1999),
                                 Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy
                                 Program (April 2000-June 2003); Principal and Chief Operating Officer of Bankers Trust
                                 Company-Mutual Fund Services Division (March 1995-March 1999). An officer of 96 portfolios in the
                                 OppenheimerFunds complex.

BRIAN S. PETERSEN,               Assistant Vice President of the Manager (since August 2002); Manager/Financial Product Accounting
Assistant Treasurer              of the Manager (November 1998-July 2002). An officer of 96 portfolios in the OppenheimerFunds
(since 2004)                     complex.
Age: 36

BRIAN C. SZILAGYI,               Assistant Vice President of the Manager (since July 2004); Director of Financial Reporting and
Assistant Treasurer              Compliance of First Data Corporation (April 2003-July 2004); Manager of Compliance of Berger
(since 2005)                     Financial Group LLC (May 2001-March 2003); Director of Mutual Fund Operations at American Data
Age: 36                          Services, Inc. (September 2000-May 2001). An officer of 96 portfolios in the OppenheimerFunds complex.

ROBERT G. ZACK,                  Executive Vice President (since January 2004) and General Counsel (since March 2002) of the
Vice President and Secretary     Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of
(since 2001)                     Centennial Asset Management Corporation (since December 2001); Senior Vice President and General
Age: 58                          Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General
                                 Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director
                                 (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice
                                 President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General
                                 Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since
                                 December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments,
                                 Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy
                                 Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset
                                 Management, Inc. (since November 2001); Director of OppenheimerFunds (Asia) Limited (since
                                 December 2003); Senior Vice President (May 1985-December 2003), Acting General Counsel


                         24 | OPPENHEIMER MONEY FUND/VA

ROBERT G. ZACK,                  (November 2001-February 2002) and Associate General Counsel (May 1981-October 2001) of the
Continued                        Manager; Assistant Secretary of the following: Shareholder Services, Inc. (May 1985-November
                                 2001), Shareholder Financial Services, Inc. (November 1989-November 2001), and OppenheimerFunds
                                 International Ltd. (September 1997-November 2001). An officer of 96 portfolios in the
                                 OppenheimerFunds complex.

LISA I. BLOOMBERG,               Vice President and Associate Counsel of the Manager (since May 2004); First Vice President (April
Assistant Secretary              2001-April 2004), Associate General Counsel (December 2000-April 2004), Corporate Vice President
(since 2004)                     (May 1999-April 2001) and Assistant General Counsel (May 1999-December 2000) of UBS Financial
Age: 39                          Services Inc. (formerly, PaineWebber Incorporated). An officer of 96 portfolios in the
                                 OppenheimerFunds complex.

KATHLEEN T. IVES,                Vice President (since June 1998) and Senior Counsel and Assistant Secretary (since October 2003)
Assistant Secretary              of the Manager; Vice President (since 1999) and Assistant Secretary (since October 2003) of the
(since 2001)                     Distributor; Assistant Secretary of Centennial Asset Management Corporation (since October 2003);
Age: 41                          Vice President and Assistant Secretary of Shareholder Services, Inc. (since 1999); Assistant
                                 Secretary of OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc. (since
                                 December 2001); Assistant Counsel of the Manager (August 1994-October 2003). An officer of 96 portfolios in the OppenheimerFunds complex.

PHILLIP S. GILLESPIE,            Senior Vice President and Deputy General Counsel of the Manager (since September 2004); First Vice
Assistant Secretary              President (2000-September 2004), Director (2000-September 2004) and Vice President (1998-2000) of
(since 2004)                     Merrill Lynch Investment Management. An officer of 96 portfolios in the OppenheimerFunds complex.
Age: 43

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND OFFICERS AND IS AVAILABLE WITHOUT CHARGE, UPON REQUEST, BY CALLING 1.800.981.2871.


                         25 | OPPENHEIMER MONEY FUND/VA



OPPENHEIMER CAPITAL APPRECIATION FUND/VA

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE. Large-cap growth stocks again trailed the broader averages as energy and high-yielding stocks outperformed. Thus, despite outpacing its large cap growth peers, Oppenheimer Capital Appreciation Fund/VA trailed both the Russell 1000 Growth Index and the S&P 500 Index. Overall, we benefited from our allocation to the strong-performing energy sector as well as to consumer staples stocks. In contrast, stock selection in health care had a negative impact on results, as did our decision to reduce exposure to consumer discretionary stocks, which as a group performed better than we had anticipated.

      As always, our portfolio management strategy remained consistent throughout the past year. We continued to keep the Fund broadly diversified in growth companies with good long-term business models and a track record of shareholder-friendly management. We remained focused on companies that we believe have the potential to outperform over the next three to five years at least; offer the potential for strong, sustainable earnings growth; and are trading at appropriate valuations given their growth prospects. At the same time, we avoided concentrating too heavily in any single stock and at period end owned approximately 103 names in the portfolio.

      Our investment approach is "bottom up"--meaning that we buy and sell stocks based on individual company characteristics as opposed to our assessment of macroeconomic conditions. At the same time, we evaluate broad secular trends when making decisions about which names to add to the portfolio. For example, in the technology sector, we believe a number of our investments are positioned to benefit from the rapid development of the internet. In our opinion, we are in the early stages of an internet-driven transformation of daily life--a transformation that will require huge increases in bandwidth and technical infrastructure before it is fully realized. Portfolio holdings such as Cisco Systems, Inc., the leading maker of network communications equipment, and internet search company Google, Inc. are potential beneficiaries of this growth in online usage. Cisco, in fact, was the Fund's largest holding at period end and one of our best contributors to performance during the year, recovering impressively following several disappointing quarters in the prior year.

      Another trend we have been watching is the aging of the "baby boomers." This generation is just beginning to enter retirement, and in the coming years its members will be leaving the workforce in great numbers. Many of these individuals will need help with financial planning, which we believe could generate significant demand for wealth-management companies, such as portfolio holdings Northern Trust Corp., UBS AG and Legg Mason, Inc.

      In the energy sector, oil field services company Schlumberger Ltd. was a significant positive performer for the Fund. As with many other energy-related firms, Schlumberger was helped by continued strength in oil prices for much of the period. In addition, the company benefited from strong demand for its advanced technologies, which have enabled its energy exploration and production customers to be more efficient. Another strong stock was United Kingdom-based household products company Reckitt Benckiser plc. We especially liked this company's very solid management team and focus on generating consistent cash flows and returns. Reckitt Benckiser continued to put up solid earnings during the period and added to our returns. Also boosting the Fund's performance was The Chicago Mercantile Exchange, the world's largest futures exchange, which continued to benefit from the growing use of sophisticated strategies to reduce financial risk.

      On the negative side, a position in Israeli generic drug maker Teva Pharmaceutical Industries Ltd. detracted. While Teva's products with a six-month market exclusivity period proved quite profitable, a large stable of older generics experienced large-than-expected price drops. In the consumer discretionary sector, XM Satellite Radio Holdings, Inc. detracted from performance as well. One of two main players in the satellite radio business, XM has been pressured by increased competition as well as a slowdown in its retail business. However, we remain optimistic about the company's growth potential, as several new ORIGINAL EQUIPMENT MANAGER (OEM) launch models with built-in XM receivers are driving new subscription growth. A third recent disappointment was internet services company Yahoo!, Inc., whose revenues suffered as the company delayed the launch of long-anticipated advertising search software.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2006. In the case of Non-Service shares, performance is measured over a ten-year period. In the case of Service shares, performance is measured from inception of the class on September 18, 2001. Performance information does not reflect charges that apply to separate accounts


                  4 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

      The Fund's performance is compared to the performance of the S&P 500 Index, an unmanaged index of equity securities that is a measure of the general domestic stock market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs show the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.


                  5 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

NON-SERVICE SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer Capital Appreciation Fund/VA (Non-Service)

      S&P 500 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                            Oppenheimer Capital
                            Appreciation Fund/VA
         Date                  (Non-Service)              S&P 500 Index

      12/31/1996                   10,000                     10,000
      03/31/1997                    9,903                     10,269
      06/30/1997                   11,481                     12,060
      09/30/1997                   12,965                     12,963
      12/31/1997                   12,668                     13,335
      03/31/1998                   14,282                     15,194
      06/30/1998                   14,826                     15,698
      09/30/1998                   12,393                     14,140
      12/31/1998                   15,709                     17,149
      03/31/1999                   16,738                     18,003
      06/30/1999                   18,194                     19,269
      09/30/1999                   17,319                     18,069
      12/31/1999                   22,252                     20,756
      03/31/2000                   25,500                     21,231
      06/30/2000                   24,348                     20,667
      09/30/2000                   24,219                     20,467
      12/31/2000                   22,201                     18,867
      03/31/2001                   19,902                     16,631
      06/30/2001                   21,117                     17,604
      09/30/2001                   16,798                     15,021
      12/31/2001                   19,409                     16,626
      03/31/2002                   18,846                     16,672
      06/30/2002                   15,684                     14,440
      09/30/2002                   13,193                     11,946
      12/31/2002                   14,196                     12,953
      03/31/2003                   13,730                     12,545
      06/30/2003                   15,953                     14,475
      09/30/2003                   16,655                     14,858
      12/31/2003                   18,589                     16,666
      03/31/2004                   18,766                     16,948
      06/30/2004                   19,029                     17,240
      09/30/2004                   18,303                     16,917
      12/31/2004                   19,878                     18,478
      03/31/2005                   19,335                     18,082
      06/30/2005                   19,427                     18,329
      09/30/2005                   20,138                     18,989
      12/31/2005                   20,891                     19,385
      03/31/2006                   21,866                     20,200
      06/30/2006                   20,865                     19,909
      09/30/2006                   21,561                     21,036
      12/31/2006                   22,552                     22,444

AVERAGE ANNUAL TOTAL RETURNS OF NON-SERVICE SHARES OF THE FUND AT 12/31/06
1-Year 7.95%    5-Year 3.05%    10-Year 8.47%

SERVICE SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer Capital Appreciation Fund/VA (Service)

      S&P 500 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                            Oppenheimer Capital
                            Appreciation Fund/VA
         Date                    (Service)                S&P 500 Index

      09/18/2001                  10,000                     10,000
      09/30/2001                  10,000                     10,000
      12/31/2001                  11,551                     11,068
      03/31/2002                  11,209                     11,099
      06/30/2002                   9,311                      9,613
      09/30/2002                   7,825                      7,953
      12/31/2002                   8,422                      8,623
      03/31/2003                   8,131                      8,352
      06/30/2003                   9,448                      9,637
      09/30/2003                   9,859                      9,892
      12/31/2003                  11,007                     11,095
      03/31/2004                  11,102                     11,283
      06/30/2004                  11,252                     11,477
      09/30/2004                  10,815                     11,262
      12/31/2004                  11,735                     12,302
      03/31/2005                  11,407                     12,038
      06/30/2005                  11,459                     12,202
      09/30/2005                  11,868                     12,642
      12/31/2005                  12,305                     12,905
      03/31/2006                  12,870                     13,448
      06/30/2006                  12,273                     13,254
      09/30/2006                  12,677                     14,005
      12/31/2006                  13,251                     14,942

AVERAGE ANNUAL TOTAL RETURNS OF SERVICE SHARES OF THE FUND AT 12/31/06
1-Year 7.68%    5-Year 2.78%    Since Inception (9/18/01) 5.47%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS.

THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, CALL US AT 1.800.981.2871. THE FUND'S TOTAL RETURNS SHOULD NOT BE EXPECTED TO BE THE SAME AS THE RETURNS OF OTHER FUNDS, WHETHER OR NOT BOTH FUNDS HAVE THE SAME PORTFOLIO MANAGERS AND/OR SIMILAR NAMES. THE FUND'S TOTAL RETURNS DO NOT INCLUDE THE CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT PRODUCTS THAT OFFER THIS FUND. SUCH PERFORMANCE WOULD HAVE BEEN LOWER IF SUCH CHARGES WERE TAKEN INTO ACCOUNT.


                  6 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

FUND EXPENSES
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include redemption fees, if any; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2006.

ACTUAL EXPENSES. The "actual" lines of the table provide information about actual account values and actual expenses. You may use the information on this line for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the "actual" line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The "hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included, your costs would have been higher.

--------------------------------------------------------------------------------

                                       BEGINNING         ENDING            EXPENSES
                                       ACCOUNT           ACCOUNT           PAID DURING
                                       VALUE             VALUE             6 MONTHS ENDED
                                       (7/1/06)          (12/31/06)        DECEMBER 31, 2006
----------------------------------------------------------------------------------------------
Non-Service shares Actual              $1,000.00         $1,080.90         $3.52
----------------------------------------------------------------------------------------------
Non-Service shares Hypothetical         1,000.00          1,021.83          3.42
----------------------------------------------------------------------------------------------
Service shares Actual                   1,000.00          1,079.60          4.83
----------------------------------------------------------------------------------------------
Service shares Hypothetical             1,000.00          1,020.57          4.70

Hypothetical assumes 5% annual return before expenses.

Expenses are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding affiliated fund indirect expenses, based on the 6-month period ended December 31, 2006 are as follows:

CLASS                     EXPENSE RATIOS
----------------------------------------
Non-Service shares             0.67%
----------------------------------------
Service shares                 0.92

The expense ratios reflect voluntary waivers or reimbursements of expenses by the Fund's Manager that can be terminated at any time, without advance notice. The "Financial Highlights" tables in the Fund's financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements.

--------------------------------------------------------------------------------


                  7 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENT OF INVESTMENTS  December 31, 2006
--------------------------------------------------------------------------------

                                                                          VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
COMMON STOCKS--98.7%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--11.5%
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--2.1%
Las Vegas Sands Corp. 1                              176,600     $   15,802,168
--------------------------------------------------------------------------------
Melco PBL Entertainment Ltd., ADR 1                  205,400          4,366,804
--------------------------------------------------------------------------------
Panera Bread Co., Cl. A 1                            159,720          8,929,945
--------------------------------------------------------------------------------
Starbucks Corp. 1                                    422,100         14,950,782
                                                                 ---------------
                                                                     44,049,699

--------------------------------------------------------------------------------
HOUSEHOLD DURABLES--0.6%
Harman International Industries, Inc.                124,700         12,458,777
--------------------------------------------------------------------------------
MEDIA--1.8%
Comcast Corp., Cl. A
Special, Non-Vtg. 1                                  533,500         22,342,980
--------------------------------------------------------------------------------
XM Satellite Radio Holdings, Inc.,
Cl. A 1                                            1,062,500         15,353,125
                                                                 ---------------
                                                                     37,696,105

--------------------------------------------------------------------------------
MULTILINE RETAIL--2.7%
J.C. Penney Co., Inc. (Holding Co.)                  216,300         16,732,968
--------------------------------------------------------------------------------
Kohl's Corp. 1                                       269,000         18,407,670
--------------------------------------------------------------------------------
Target Corp.                                         344,200         19,636,610
                                                                 ---------------
                                                                     54,777,248

--------------------------------------------------------------------------------
SPECIALTY RETAIL--3.3%
Best Buy Co., Inc.                                   334,150         16,436,839
--------------------------------------------------------------------------------
Lowe's Cos., Inc.                                    762,000         23,736,300
--------------------------------------------------------------------------------
Staples, Inc.                                      1,044,200         27,880,140
                                                                 ---------------
                                                                     68,053,279

--------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS--1.0%
Polo Ralph Lauren Corp.                              264,200         20,517,772
--------------------------------------------------------------------------------
CONSUMER STAPLES--7.7%
--------------------------------------------------------------------------------
BEVERAGES--1.0%
PepsiCo, Inc.                                        342,900         21,448,395
--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--1.5%
CVS Corp.                                            389,600         12,042,536
--------------------------------------------------------------------------------
Sysco Corp.                                          280,620         10,315,591
--------------------------------------------------------------------------------
Whole Foods Market, Inc.                             171,900          8,067,267
                                                                 ---------------
                                                                     30,425,394

--------------------------------------------------------------------------------
FOOD PRODUCTS--2.1%
Cadbury Schweppes plc                              1,125,400         12,042,196
--------------------------------------------------------------------------------
Nestle SA                                             84,757         30,118,819
                                                                 ---------------
                                                                     42,161,015

--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS--3.1%
Procter & Gamble Co. (The)                           599,800         38,549,146
--------------------------------------------------------------------------------
Reckitt Benckiser plc                                568,470         25,978,677
                                                                 ---------------
                                                                     64,527,823

                                                                          VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
ENERGY--6.2%
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--4.3%
Halliburton Co.                                      957,600     $   29,733,480
--------------------------------------------------------------------------------
Schlumberger Ltd.                                    533,600         33,702,176
--------------------------------------------------------------------------------
Smith International, Inc.                            610,000         25,052,700
                                                                 ---------------
                                                                     88,488,356

--------------------------------------------------------------------------------
OIL & GAS--1.9%
Kinder Morgan Management LLC 1                       241,018         11,009,702
--------------------------------------------------------------------------------
Occidental Petroleum Corp.                           257,000         12,549,310
--------------------------------------------------------------------------------
XTO Energy, Inc.                                     343,100         16,142,855
                                                                 ---------------
                                                                     39,701,867
--------------------------------------------------------------------------------
FINANCIALS--10.4%
--------------------------------------------------------------------------------
CAPITAL MARKETS--5.1%
Franklin Resources, Inc.                             119,000         13,110,230
--------------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                      105,100         20,951,685
--------------------------------------------------------------------------------
Legg Mason, Inc.                                     261,200         24,827,060
--------------------------------------------------------------------------------
Nomura Securities Co. Ltd.                           538,000         10,149,237
--------------------------------------------------------------------------------
Northern Trust Corp.                                 263,200         15,973,608
--------------------------------------------------------------------------------
UBS AG                                               331,286         20,057,733
                                                                 ---------------
                                                                    105,069,553

--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--1.6%
Chicago Mercantile Exchange (The)                     65,200         33,235,700
--------------------------------------------------------------------------------
INSURANCE--3.7%
American International Group, Inc.                   457,450         32,780,867
--------------------------------------------------------------------------------
Hartford Financial Services Group,
Inc. (The)                                           166,800         15,564,108
--------------------------------------------------------------------------------
Prudential Financial, Inc.                           324,700         27,878,742
                                                                 ---------------
                                                                     76,223,717
--------------------------------------------------------------------------------
HEALTH CARE--14.5%
--------------------------------------------------------------------------------
BIOTECHNOLOGY--2.9%
Celgene Corp. 1                                      286,700         16,493,851
--------------------------------------------------------------------------------
Genentech, Inc. 1                                    237,200         19,244,036
--------------------------------------------------------------------------------
Genzyme Corp. (General Division) 1                   203,300         12,519,214
--------------------------------------------------------------------------------
Gilead Sciences, Inc. 1                              180,600         11,726,358
                                                                 ---------------
                                                                     59,983,459

--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--1.4%
St. Jude Medical, Inc. 1                             465,300         17,011,368
--------------------------------------------------------------------------------
Varian Medical Systems, Inc. 1                       248,500         11,821,145
                                                                 ---------------
                                                                     28,832,513

--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--2.7%
Caremark Rx, Inc.                                    290,800         16,607,588
--------------------------------------------------------------------------------
Express Scripts, Inc. 1                              136,100          9,744,760
--------------------------------------------------------------------------------
UnitedHealth Group, Inc.                             538,700         28,944,351
                                                                 ---------------
                                                                     55,296,699


                  8 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

                                                                          VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
LIFE SCIENCES TOOLS & SERVICES--2.2%
Covance, Inc. 1                                      292,157     $   17,210,969
--------------------------------------------------------------------------------
Thermo Fisher Scientific, Inc. 1                     638,400         28,913,136
                                                                 ---------------
                                                                     46,124,105

--------------------------------------------------------------------------------
PHARMACEUTICALS--5.3%
Allergan, Inc.                                        77,600          9,291,824
--------------------------------------------------------------------------------
Novartis AG                                          611,525         35,142,530
--------------------------------------------------------------------------------
Roche Holdings AG                                    182,548         32,734,295
--------------------------------------------------------------------------------
Sepracor, Inc. 1                                     166,700         10,265,386
--------------------------------------------------------------------------------
Shionogi & Co. Ltd.                                  487,000          9,541,705
--------------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.,
Sponsored ADR                                        364,646         11,333,198
                                                                 ---------------
                                                                    108,308,938
--------------------------------------------------------------------------------
INDUSTRIALS--9.7%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE--4.6%
Empresa Brasileira de Aeronautica SA,
ADR                                                  434,900         18,017,907
--------------------------------------------------------------------------------
General Dynamics Corp.                               266,100         19,784,535
--------------------------------------------------------------------------------
KBR, Inc. 1                                          136,660          3,575,026
--------------------------------------------------------------------------------
Lockheed Martin Corp.                                227,400         20,936,718
--------------------------------------------------------------------------------
Rockwell Collins, Inc.                               154,980          9,808,684
--------------------------------------------------------------------------------
United Technologies Corp.                            375,000         23,445,000
                                                                 ---------------
                                                                     95,567,870

--------------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS--0.3%
Expeditors International of
Washington, Inc.                                     178,400          7,225,200
--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--1.0%
Corporate Executive Board Co. (The)                  239,500         21,004,150
--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--2.3%
General Electric Co.                                 961,000         35,758,810
--------------------------------------------------------------------------------
Textron, Inc.                                        118,500         11,111,745
                                                                 ---------------
                                                                     46,870,555

--------------------------------------------------------------------------------
MACHINERY--1.0%
Danaher Corp.                                        271,600         19,674,704
--------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS--0.5%
Fastenal Co.                                         265,400          9,522,552
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--32.3%
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--7.5%
Cisco Systems, Inc. 1                              2,484,100         67,890,453
--------------------------------------------------------------------------------
Corning, Inc. 1                                    1,606,200         30,052,002
--------------------------------------------------------------------------------
F5 Networks, Inc. 1                                  182,400         13,535,904
--------------------------------------------------------------------------------
QUALCOMM, Inc.                                       555,100         20,977,229
--------------------------------------------------------------------------------
Telefonaktiebolaget LM Ericsson,
Sponsored ADR                                        563,900         22,685,697
                                                                 ---------------
                                                                    155,141,285

                                                                          VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--3.5%
Apple Computer, Inc. 1                               388,200     $   32,934,888
--------------------------------------------------------------------------------
EMC Corp. 1                                        1,831,500         24,175,800
--------------------------------------------------------------------------------
Network Appliance, Inc. 1                            360,700         14,168,296
                                                                 ---------------
                                                                     71,278,984

--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES--6.4%
eBay, Inc. 1                                       1,282,400         38,561,768
--------------------------------------------------------------------------------
Google, Inc., Cl. A 1                                120,300         55,395,744
--------------------------------------------------------------------------------
Yahoo!, Inc. 1                                     1,510,200         38,570,508
                                                                 ---------------
                                                                    132,528,020

--------------------------------------------------------------------------------
IT SERVICES--4.6%
Affiliated Computer Services, Inc.,
Cl. A 1                                              649,300         31,711,812
--------------------------------------------------------------------------------
Alliance Data Systems Corp. 1                        169,100         10,563,677
--------------------------------------------------------------------------------
Automatic Data Processing, Inc.                      494,420         24,350,185
--------------------------------------------------------------------------------
Cognizant Technology Solutions
Corp. 1                                              245,200         18,919,632
--------------------------------------------------------------------------------
Global Payments, Inc.                                181,700          8,412,710
                                                                 ---------------
                                                                     93,958,016
--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--4.7%
Advanced Micro Devices, Inc. 1                       709,600         14,440,360
--------------------------------------------------------------------------------
ASML Holding NV 1                                    370,900          9,135,267
--------------------------------------------------------------------------------
Broadcom Corp., Cl. A 1                              864,900         27,944,919
--------------------------------------------------------------------------------
Marvell Technology Group Ltd. 1                      591,800         11,356,642
--------------------------------------------------------------------------------
Microchip Technology, Inc.                           490,700         16,045,890
--------------------------------------------------------------------------------
SiRF Technology Holdings, Inc. 1                     322,260          8,224,075
--------------------------------------------------------------------------------
Texas Instruments, Inc.                              321,300          9,253,440
                                                                 ---------------
                                                                     96,400,593

--------------------------------------------------------------------------------
SOFTWARE--5.6%
Adobe Systems, Inc. 1                                654,600         26,917,152
--------------------------------------------------------------------------------
Amdocs Ltd. 1                                        565,040         21,895,300
--------------------------------------------------------------------------------
Autodesk, Inc. 1                                     452,900         18,324,334
--------------------------------------------------------------------------------
Electronic Arts, Inc. 1                              229,600         11,562,656
--------------------------------------------------------------------------------
Microsoft Corp.                                      727,800         21,732,108
--------------------------------------------------------------------------------
Red Hat, Inc. 1                                      668,600         15,377,800
                                                                 ---------------
                                                                    115,809,350
--------------------------------------------------------------------------------
MATERIALS--3.7%
--------------------------------------------------------------------------------
CHEMICALS--3.7%
Monsanto Co.                                         948,200         49,808,946
--------------------------------------------------------------------------------
Praxair, Inc.                                        433,300         25,707,689
                                                                 ---------------
                                                                     75,516,635


                  9 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                          VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--2.7%
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES--2.7%
America Movil SA de CV, Series L                     293,500     $   13,272,069
--------------------------------------------------------------------------------
American Tower Corp. 1                               580,500         21,641,040
--------------------------------------------------------------------------------
Crown Castle International Corp. 1                   369,400         11,931,620
--------------------------------------------------------------------------------
NII Holdings, Inc. 1                                 153,500          9,891,540
                                                                 ---------------
                                                                     56,736,269
                                                                 ---------------
Total Common Stocks (Cost $1,629,190,808)                         2,034,614,597

                                                                          VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
MONEY MARKET FUND--0.7%
Oppenheimer Institutional Money
Market Fund, Cl. E, 5.25% 2,3
(Cost $15,177,546)                                15,177,546     $   15,177,546

--------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE
(COST $1,644,368,354)                                   99.4%     2,049,792,143
--------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                          0.6         12,314,409
                                                 -------------------------------
NET ASSETS                                             100.0%    $2,062,106,552
                                                 ==============================

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income producing security.

2. Represents ownership of an affiliated fund, at or during the period ended December 31, 2006. Transactions during the period in which the issuer was an affiliate are as follows:

                                                                          SHARES         GROSS           GROSS               SHARES
                                                               DECEMBER 31, 2005     ADDITIONS      REDUCTIONS    DECEMBER 31, 2006
-----------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Institutional Money Market Fund, Cl. E, 5.25%*                    --    59,735,542      44,557,996           15,177,546

                                                                                                         VALUE             DIVIDEND
                                                                                                    SEE NOTE 1               INCOME
-----------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Institutional Money Market Fund, Cl. E, 5.25%*                                         $15,177,546             $279,935

* The money market fund and the Fund are affiliated by having the same investment advisor.

3. Rate shown is the 7-day yield as of December 31, 2006.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  10 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------------------------------------------
Investments, at value--see accompanying statement of investments:
Unaffiliated companies (cost $1,629,190,808)                                                         $2,034,614,597
Affiliated companies (cost $15,177,546)                                                                  15,177,546
                                                                                                     ---------------
                                                                                                      2,049,792,143
--------------------------------------------------------------------------------------------------------------------
Cash                                                                                                         26,829
--------------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                                                         16,779,917
Shares of beneficial interest sold                                                                        2,314,639
Dividends                                                                                                 1,616,855
Other                                                                                                        46,152
                                                                                                     ---------------
Total assets                                                                                          2,070,576,535

--------------------------------------------------------------------------------------------------------------------
LIABILITIES
Payables and other liabilities:
Investments purchased                                                                                     6,800,366
Shares of beneficial interest redeemed                                                                    1,138,776
Distribution and service plan fees                                                                          288,231
Shareholder communications                                                                                  165,525
Trustees' compensation                                                                                       33,461
Transfer and shareholder servicing agent fees                                                                 1,770
Other                                                                                                        41,854
                                                                                                     ---------------
Total liabilities                                                                                         8,469,983

--------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                           $2,062,106,552
                                                                                                     ===============

--------------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
--------------------------------------------------------------------------------------------------------------------
Par value of shares of beneficial interest                                                           $       49,864
--------------------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                            1,942,128,151
--------------------------------------------------------------------------------------------------------------------
Accumulated net investment income                                                                         2,398,470
--------------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign currency transactions                         (287,913,618)
--------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of assets and liabilities denominated
in foreign currencies                                                                                   405,443,685
                                                                                                     ---------------
NET ASSETS                                                                                           $2,062,106,552
                                                                                                     ===============

--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------------------------------------------
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets
of $1,598,967,158 and 38,592,272 shares of beneficial interest outstanding)                          $        41.43
--------------------------------------------------------------------------------------------------------------------
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets
of $463,139,394 and 11,271,776 shares of beneficial interest outstanding)                            $        41.09

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  11 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2006
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
INVESTMENT INCOME
-----------------------------------------------------------------------------------------
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $438,675)       $ 15,720,860
Affiliated companies                                                             279,935
-----------------------------------------------------------------------------------------
Interest                                                                       1,055,606
-----------------------------------------------------------------------------------------
Portfolio lending fees                                                            17,038
                                                                            -------------
Total investment income                                                       17,073,439

-----------------------------------------------------------------------------------------
EXPENSES
-----------------------------------------------------------------------------------------
Management fees                                                               13,090,904
-----------------------------------------------------------------------------------------
Distribution and service plan fees -- Service shares                           1,065,348
-----------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Non-Service shares                                                                10,350
Service shares                                                                    10,080
-----------------------------------------------------------------------------------------
Shareholder communications:
Non-Service shares                                                               264,533
Service shares                                                                    70,997
-----------------------------------------------------------------------------------------
Custodian fees and expenses                                                       39,285
-----------------------------------------------------------------------------------------
Trustees' compensation                                                            32,615
-----------------------------------------------------------------------------------------
Administration service fees                                                        1,500
-----------------------------------------------------------------------------------------
Other                                                                             83,009
                                                                            -------------
Total expenses                                                                14,668,621
Less reduction to custodian expenses                                              (3,441)
Less waivers and reimbursements of expenses                                       (5,287)
                                                                            -------------
Net expenses                                                                  14,659,893

-----------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                          2,413,546

-----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
-----------------------------------------------------------------------------------------
Net realized gain on:
Investments                                                                   29,275,475
Foreign currency transactions                                                    692,347
                                                                            -------------
Net realized gain                                                             29,967,822
-----------------------------------------------------------------------------------------
Net change in unrealized appreciation on:
Investments                                                                  113,124,566
Translation of assets and liabilities denominated in foreign currencies        9,929,507
                                                                            -------------
Net change in unrealized appreciation                                        123,054,073

-----------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                        $155,435,441
                                                                            =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  12 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31,                                                                              2006                2005
------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                      $    2,413,546      $    8,432,318
------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                                       29,967,822         (33,018,356)
------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                                         123,054,073         121,242,883
                                                                                           -----------------------------------
Net increase in net assets resulting from operations                                          155,435,441          96,656,845

------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------------------
Dividends from net investment income:
Non-Service shares                                                                             (6,085,308)        (15,541,862)
Service shares                                                                                   (772,510)         (1,926,965)
                                                                                           -----------------------------------
                                                                                               (6,857,818)        (17,468,827)

------------------------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares                                                                           (169,765,856)       (181,635,386)
Service shares                                                                                 49,160,827         117,658,602
                                                                                           -----------------------------------
                                                                                             (120,605,029)        (63,976,784)

------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------------------------------------------------------
Total increase                                                                                 27,972,594          15,211,234
------------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                         2,034,133,958       2,018,922,724
                                                                                           -----------------------------------
End of period (including accumulated net investment income of $2,398,470 and
$6,819,916, respectively)                                                                  $2,062,106,552      $2,034,133,958
                                                                                           ===================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  13 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

NON-SERVICE SHARES     YEAR ENDED DECEMBER 31,          2006                2005            2004             2003            2002
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
Net asset value, beginning of period              $    38.52          $    36.99      $    34.70       $    26.62      $    36.58
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .07 1               .18 1           .35 1,2          .12             .11
Net realized and unrealized gain (loss)                 2.98                1.68            2.05             8.07           (9.89)
                                                  ----------------------------------------------------------------------------------
Total from investment operations                        3.05                1.86            2.40             8.19           (9.78)
------------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.14)               (.33)           (.11)            (.11)           (.18)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $    41.43          $    38.52      $    36.99       $    34.70      $    26.62
                                                  ==================================================================================

------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                      7.95%               5.10%           6.93%           30.94%         (26.86)%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $1,598,967          $1,652,282      $1,770,273       $1,715,240      $1,338,769
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $1,615,352          $1,658,910      $1,708,511       $1,468,297      $1,630,430
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                   0.17%               0.47%           0.99% 2          0.39%           0.35%
Total expenses                                          0.67% 5,6,7         0.66% 6         0.66% 6          0.67% 6         0.66% 6
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   47%                 70%             44%              48%             32%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Net investment income per share and the net investment income ratio include $.16 and 0.43%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods of less than one full year.

5. Expenses including indirect expenses from affiliated fund were as follows:

     Year Ended December 31, 2006            0.67%

6. Reduction to custodian expenses less than 0.01%.

7. Voluntary waiver of affiliated funds management fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  14 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

SERVICE SHARES     YEAR ENDED DECEMBER 31,              2006              2005          2004           2003          2002
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
Net asset value, beginning of period                $  38.23          $  36.73      $  34.53       $  26.53      $  36.56
------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                            (.03) 1            .08 1         .29 1,2        .08           .20
Net realized and unrealized gain (loss)                 2.96              1.69          1.99           8.02        (10.05)
                                                    --------------------------------------------------------------------------
Total from investment operations                        2.93              1.77          2.28           8.10         (9.85)
------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.07)             (.27)         (.08)          (.10)         (.18)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $  41.09          $  38.23      $  36.73       $  34.53      $  26.53
                                                    ==========================================================================

------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                      7.68%             4.87%         6.62%         30.69%       (27.09)%
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)            $463,140          $381,852      $248,649       $119,699      $ 18,260
------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $426,539          $301,780      $184,273       $ 48,178      $  6,263
------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income (loss)                           (0.08)%            0.20%         0.85% 2        0.14%         0.26%
Total expenses                                          0.92% 5,6,7       0.91% 6       0.91% 6        0.94% 6       0.81% 6,8
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   47%               70%           44%            48%           32%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Net investment income per share and the net investment income ratio include $.16 and 0.43%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods of less than one full year.

5. Expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2006                 0.92%

6. Reduction to custodian expenses less than 0.01%.

7. Voluntary waiver of affiliated funds management fees less than 0.01%.

8. Voluntary waiver of transfer agent fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                  15 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Capital Appreciation Fund/VA (the Fund) is a separate series of Oppenheimer Variable Account Funds, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital appreciation by investing in securities of well-known, established companies. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

      The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities listed or traded on National Stock Exchanges or other domestic exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ(R) are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued. Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Investments in open-end registered investment companies (including affiliated funds) are valued at that fund's net asset value. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Trustees.

      Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net


                  16 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
AFFILIATED FUNDS. The Fund is permitted to invest daily available cash balances in affiliated money market funds. Each day, the Fund invests the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") which seeks current income and stability of principal. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment advisor of IMMF. The Fund's investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                                  NET UNREALIZED
                                                                    APPRECIATION
                                                                BASED ON COST OF
    UNDISTRIBUTED   UNDISTRIBUTED          ACCUMULATED      SECURITIES AND OTHER
    NET INVESTMENT      LONG-TERM                 LOSS   INVESTMENTS FOR FEDERAL
    INCOME                   GAIN   CARRYFORWARD 1,2,3       INCOME TAX PURPOSES
    ----------------------------------------------------------------------------
    $3,754,173                $--         $282,941,512              $400,331,942

1. As of December 31, 2006, the Fund had $282,941,512 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of December 31, 2006, details of the capital loss carryforwards were as follows:

                      EXPIRING
                      ------------------------------
                      2010              $ 54,487,309
                      2011               193,776,365
                      2013                34,677,838
                                        ------------
                      Total             $282,941,512
                                        ============

2. During the fiscal year ended December 31, 2006, the Fund utilized $28,826,516 of capital loss carryforward to offset capital gains realized in that fiscal year.

3. During the fiscal year ended December 31, 2005, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for December 31, 2006. Net assets of the Fund were unaffected by the reclassifications.


                  17 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

                                                 INCREASE TO ACCUMULATED
           INCREASE TO ACCUMULATED                     NET REALIZED LOSS
           NET INVESTMENT INCOME                          ON INVESTMENTS
           -------------------------------------------------------------
           $22,826                                               $22,826

The tax character of distributions paid during the years ended December 31, 2006 and December 31, 2005 was as follows:

                                         YEAR ENDED           YEAR ENDED
                                  DECEMBER 31, 2006    DECEMBER 31, 2005
     -------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                     $6,857,818          $17,468,827

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2006 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

     Federal tax cost of securities      $ 1,649,480,097
                                         ================

     Gross unrealized appreciation       $   430,460,413
     Gross unrealized depreciation           (30,128,471)
                                         ----------------
     Net unrealized appreciation         $   400,331,942
                                         ================

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.


                  18 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                                YEAR ENDED DECEMBER 31, 2006        YEAR ENDED DECEMBER 31, 2005
                                                    SHARES            AMOUNT            SHARES            AMOUNT
-----------------------------------------------------------------------------------------------------------------
NON-SERVICE SHARES
Sold                                             4,072,357     $ 160,034,277         4,329,144     $ 158,705,810
Dividends and/or distributions reinvested          154,136         6,085,308           429,927        15,541,862
Redeemed                                        (8,524,929)     (335,885,441)       (9,732,224)     (355,883,058)
                                               ------------------------------------------------------------------
Net decrease                                    (4,298,436)    $(169,765,856)       (4,973,153)    $(181,635,386)
                                               ==================================================================

-----------------------------------------------------------------------------------------------------------------
SERVICE SHARES
Sold                                             3,206,477     $ 125,342,151         4,094,952     $ 149,465,324
Dividends and/or distributions reinvested           19,641           770,510            53,616         1,926,965
Redeemed                                        (1,942,425)      (76,951,834)         (929,573)      (33,733,687)
                                               ------------------------------------------------------------------
Net increase                                     1,283,693     $  49,160,827         3,218,995     $ 117,658,602
                                               ==================================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and money market funds, for the year ended December 31, 2006, were as follows:

                                         PURCHASES              SALES
        -------------------------------------------------------------
        Investment securities         $952,157,069     $1,060,183,222

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of average net assets as shown in the following table:

                 FEE SCHEDULE
                 --------------------------------------
                 Up to $200 million               0.75%
                 Next $200 million                0.72
                 Next $200 million                0.69
                 Next $200 million                0.66
                 Over $800 million                0.60

--------------------------------------------------------------------------------
ADMINISTRATION SERVICE FEES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.


                  19 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended December 31, 2006, the Fund paid $20,489 to OFS for services to the Fund.

      Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $10,000 per class, for class level assets of $10 million or more. Each class is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FOR SERVICE SHARES. The Fund has adopted a Distribution and Service Plan for Service shares to pay OppenheimerFunds Distributor, Inc. (the Distributor), for distribution related services, personal service and account maintenance for the Fund's Service shares. Under the plan, payments are made periodically at an annual rate of up to 0.25% of the average annual net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. The impact of the service plan is to increase operating expenses of the Service shares, which results in lower performance compared to the Fund's shares that are not subject to a service fee. Fees incurred by the Fund under the plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.

      The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF. During the year ended December 31, 2006, the Manager waived $5,287 for IMMF management fees.

--------------------------------------------------------------------------------
5. FOREIGN CURRENCY CONTRACTS

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

      The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.

      The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Contracts closed or settled with the same broker are recorded as net realized gains or losses. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

      As of December 31, 2006, the Fund had no outstanding foreign currency contracts.

--------------------------------------------------------------------------------
6. SECURITIES LENDING

The Fund lends portfolio securities from time to time in order to earn additional income. In return, the Fund receives collateral in the form of securities, letters of credit or cash, against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business each day. If the Fund is undercollateralized at the close of business due to an increase in market value of securities on loan, additional collateral is requested from the borrowing counterparty and is delivered to the Fund on the next business day. Cash collateral may be invested in


                  20 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA approved investments and the Fund bears the risk of any loss in value of these investments. The Fund retains a portion of the interest earned from the collateral. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower.

      As of December 31, 2006, the Fund had no securities on loan.

--------------------------------------------------------------------------------
7. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB Statement No. 109, ACCOUNTING FOR INCOME TAXES. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" that tax positions taken in the Fund's tax return will be ultimately sustained. A tax liability and expense must be recorded in respect of any tax position that, in Management's judgment, will not be fully realized. FIN 48 is effective for fiscal years beginning after December 15, 2006. As of December 31, 2006, the Manager has evaluated the implications of FIN 48 and does not currently anticipate a material impact to the Fund's financial statements. The Manager will continue to monitor the Fund's tax positions prospectively for potential future impacts.

      In September 2006, the FASB issued Statement of Financial Accounting Standards ("SFAS") No. 157, FAIR VALUE MEASUREMENTS. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of December 31, 2006, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

--------------------------------------------------------------------------------
8. LITIGATION

A consolidated amended complaint was filed as a putative class action against the Manager and the Transfer Agent and other defendants (including 51 of the Oppenheimer funds excluding the Fund) in the U.S. District Court for the Southern District of New York on January 10, 2005 and was amended on March 4, 2005. The complaint alleged, among other things, that the Manager charged excessive fees for distribution and other costs, and that by permitting and/or participating in those actions, the Directors/Trustees and the Officers of the funds breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law. The plaintiffs sought unspecified damages, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      In response to the defendants' motions to dismiss the suit, seven of the eight counts in the complaint, including the claims against certain of the Oppenheimer funds, as nominal defendants, and against certain present and former Directors, Trustees and Officers of the funds, and the Distributor, as defendants, were dismissed with prejudice, by court order dated March 10, 2006, and the remaining count against the Manager and the Transfer Agent was dismissed with prejudice by court order dated April 5, 2006. The plaintiffs filed an appeal of those dismissals on May 11, 2006.

      The Manager believes that the allegations contained in the complaint are without merit and that there are substantial grounds to sustain the district court's rulings. The Manager also believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to it, the funds, the Directors/Trustees or the Officers on the appeal of the decisions of the district court, and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.


                  21 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
OPPENHEIMER CAPITAL APPRECIATION FUND/VA:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Capital Appreciation Fund/VA (the "Fund"), a series of Oppenheimer Variable Account Funds, including the statement of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP

Denver, Colorado
February 8, 2007


                  22 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2007, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2006. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      Dividends, if any, paid by the Fund during the fiscal year ended December 31, 2006 which are not designated as capital gain distributions should be multiplied by 100% to arrive at the amount eligible for the corporate dividend-received deduction.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                  23 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                  24 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

BOARD APPROVAL OF THE FUND'S INVESTMENT
ADVISORY AGREEMENT  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Each year, the Board of Trustees (the "Board"), including a majority of the independent Trustees, is required to determine whether to renew the Fund's investment advisory agreement (the "Agreement"). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information, that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

      The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager's services, (ii) the investment performance of the Fund and the Manager,
(iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. Outlined below is a summary of the principal information considered by the Board as well as the Board's conclusions.

      The Board was aware that there are alternatives to retaining the Manager.

      NATURE, QUALITY AND EXTENT OF SERVICES. The Board considered information about the nature and extent of the services provided to the Fund and information regarding the Manager's key personnel who provide such services. The Manager's duties include providing the Fund with the services of the portfolio managers and the Manager's investment team, who provide research, analysis and other advisory services in regard to the Fund's investments; securities trading services; oversight of third party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund's investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund's operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund's shares. The Manager also provides the Fund with office space, facilities and equipment.

      The Board also considered the quality of the services provided and the quality of the Manager's resources that are available to the Fund. The Board took account of the fact that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager's administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager's key personnel and the size and functions of its staff providing investment management services to the Fund. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of William L. Wilby, Marc Baylin and the Manager's Growth Equity investment team and analysts. Mr. Wilby and Mr. Baylin have been portfolio managers of the Fund since October 2005. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. In light of the foregoing, the Board concluded that the Fund benefits from the services provided under the Agreement as a result of the Manager's experience, reputation, personnel, operations, and resources.


                  25 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

BOARD APPROVAL OF THE FUND'S INVESTMENT
ADVISORY AGREEMENT  Unaudited / Continued
--------------------------------------------------------------------------------

      INVESTMENT PERFORMANCE OF THE MANAGER AND THE FUND. During the year, the Manager provided information on the investment performance of the Fund and the Manager at each Board meeting, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund's historical performance to relevant market indices and to the performance of other large-cap growth funds underlying variable insurance products. The Board noted that the Fund's one-year, three-year, five-year and ten-year performance were better than its peer group median.

      COSTS OF SERVICES AND PROFITS REALIZED BY THE MANAGER. The Board considered information regarding the Manager's costs in serving as the Fund's investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager's profitability from its relationship with the Fund. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also evaluated the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other large-cap growth funds underlying variable insurance products. The Board noted that the Fund's contractual management fees are higher than its peer group median although its actual management fees are equal to its peer group median.

      ECONOMIES OF SCALE. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund, whether those economies of scale benefit the Fund's shareholders and the current level of Fund assets in relation to the Fund's management fee breakpoints, which are intended to share with shareholders economies of scale that may exist as the Fund grows.

      OTHER BENEFITS TO THE MANAGER. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager's affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide services to the Fund and that maintaining the financial viability of the Manager is important in order for the Manager to continue to provide significant services to the Fund and its shareholders.

      CONCLUSIONS. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees' counsel are both independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

      Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement for another year. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the factors together. The Board judged the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.


                  26 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

TRUSTEES AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH      PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS; OTHER TRUSTEESHIPS/DIRECTORSHIPS HELD; NUMBER OF
THE FUND, LENGTH OF SERVICE,     PORTFOLIOS IN THE FUND COMPLEX CURRENTLY OVERSEEN
AGE
INDEPENDENT                      THE ADDRESS OF EACH TRUSTEE IN THE CHART BELOW IS 6803 S. TUCSON WAY, CENTENNIAL, COLORADO
TRUSTEES                         80112-3924. EACH TRUSTEE SERVES FOR AN INDEFINITE TERM, OR UNTIL HIS OR HER RESIGNATION,
                                 RETIREMENT, DEATH OR REMOVAL.

WILLIAM L. ARMSTRONG,            President, Colorado Christian University (since 2006); Chairman of the following private mortgage
Chairman of the Board of         banking companies: Cherry Creek Mortgage Company (since 1991), Centennial State Mortgage Company
Trustees (since 2003),           (since 1994), and The El Paso Mortgage Company (since 1993); Chairman of the following private
Trustee (since 1999)             companies: Ambassador Media Corporation (since 1984) and Broadway Ventures (since 1984); Director
Age: 69                          of the following: Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992),
                                 Campus Crusade for Christ (since 1991) and The Lynde and Harry Bradley Foundation, Inc.
                                 (non-profit organization) (since 2002); former Chairman of the following: Transland Financial
                                 Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier Insurance (insurance agency) (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000)
                                 and Frontier Title (title insurance agency) (1995-2000); former Director of the following:
                                 UNUMProvident (insurance company) (1991-2004), Storage Technology Corporation (computer equipment company) (1991-2003) and International Family Entertainment (television channel) (1992-1997); U.S.
                                 Senator (January 1979-January 1991). Oversees 37 portfolios in the OppenheimerFunds complex.

ROBERT G. AVIS,                  Director and President of A.G. Edwards Capital, Inc. (General Partner of private equity funds)
Trustee (since 1993)             (until February 2001); Chairman, President and Chief Executive Officer of A.G. Edwards Capital,
Age: 75                          Inc. (until March 2000); Director of A.G. Edwards & Sons, Inc. (brokerage company) (until 2000)
                                 and A.G. Edwards Trust Company (investment adviser) (until 2000); Vice Chairman and Director of
                                 A.G. Edwards, Inc. (until March 1999); Vice Chairman of A.G. Edwards & Sons, Inc. (until March
                                 1999); Chairman of A.G. Edwards Trust Company (until March 1999) and A.G.E. Asset Management
                                 (investment adviser) (until March 1999). Oversees 37 portfolios in the OppenheimerFunds complex.

GEORGE C. BOWEN,                 Assistant Secretary and Director of Centennial Asset Management Corporation (December 1991-April
Trustee (since 1999)             1999); President, Treasurer and Director of Centennial Capital Corporation (June 1989-April 1999);
Age: 70                          Chief Executive Officer and Director of MultiSource Services, Inc. (March 1996-April 1999); Mr.
                                 Bowen held several positions with the Manager and with subsidiary or affiliated companies of the
                                 Manager (September 1987-April 1999). Oversees 37 portfolios in the OppenheimerFunds complex.

EDWARD L. CAMERON,               Member of The Life Guard of Mount Vernon (George Washington historical site) (since June 2000);
Trustee (since 1999)             Director of Genetic ID, Inc. (biotech company) (March 2001-May 2002); Partner at
Age: 68                          PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse
                                 LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998).
                                 Oversees 37 portfolios in the OppenheimerFunds complex.

JON S. FOSSEL,                   Director of UNUMProvident (insurance company) (since June 2002); Director of Northwestern Energy
Trustee (since 1990)             Corp. (public utility corporation) (since November 2004); Director of P.R. Pharmaceuticals
Age: 65                          (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization)
                                 (February 1998-February 2003 and since February 2005); Chairman and Director (until October 1996)
                                 and President and Chief Executive Officer (until October 1995) of the Manager; President, Chief
                                 Executive Officer and Director of the following: Oppenheimer Acquisition Corp. ("OAC") (parent holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial Services,
                                 Inc. (until October 1995). Oversees 37 portfolios in the OppenheimerFunds complex.

SAM FREEDMAN,                    Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held
Trustee (since 1996)             several positions with the Manager and with subsidiary or affiliated companies of the Manager
Age: 66                          (until October 1994). Oversees 37 portfolios in the OppenheimerFunds complex.

BEVERLY L. HAMILTON,             Trustee of Monterey Institute for International Studies (educational organization) (since February
Trustee (since 2002)             2000); Board Member of Middlebury College (educational organization) (since December 2005);
Age: 60                          Director of The California Endowment (philanthropic organization) (since April 2002); Director
                                 (February 2002-2005) and Chairman of Trustees (since 2006) of the Community Hospital of Monterey
                                 Peninsula; Director (October 1991-2005) and Vice Chairman (since 2006) of American Funds' Emerging
                                 Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February
                                 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (since 2001)
                                 and The University of Michigan (since 2000); Advisor at Credit


                  27 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

BEVERLY L. HAMILTON,             Suisse First Boston's Sprout venture capital unit (venture capital fund) (1994-January 2005);
Continued                        Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML
                                 Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund
                                 (2000-2003). Oversees 37 portfolios in the OppenheimerFunds complex.

ROBERT J. MALONE,                Director of Jones International University (educational organization) (since August 2005);
Trustee (since 2002)             Chairman, Chief Executive Officer and Director of Steele Street State Bank (commercial banking)
Age: 62                          (since August 2003); Director of Colorado UpLIFT (charitable organization) (since 1986); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S.
                                 Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April
                                 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of
                                 Jones Knowledge, Inc. (2001-July 2004); and Director of U.S. Exploration, Inc. (oil and gas
                                 exploration) (1997-February 2004). Oversees 37 portfolios in the OppenheimerFunds complex.

F. WILLIAM MARSHALL, JR.,        Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company)
Trustee (since 2000)             (since 1996) and MML Series Investment Fund (investment company) (since 1996); Trustee (since
Age: 64                          1987) and Chairman (1994-2005) of the Investment Committee of the Worcester Polytech Institute
                                 (private university); President and Treasurer of the SIS Funds (private charitable fund) (since
                                 January 1999); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank)
                                 (January 1999-July 1999); and Executive Vice President of Peoples Heritage Financial Group, Inc.
                                 (commercial bank) (January 1999-July 1999). Oversees 39 portfolios in the OppenheimerFunds complex.

------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE               THE ADDRESS OF MR. MURPHY IS TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, 11TH FLOOR, NEW YORK,
AND OFFICER                      NEW YORK 10281-1008. MR. MURPHY SERVES AS A TRUSTEE FOR AN INDEFINITE TERM, OR UNTIL HIS
                                 RESIGNATION, RETIREMENT, DEATH OR REMOVAL AND AS AN OFFICER FOR AN ANNUAL TERM, OR UNTIL HIS
                                 RESIGNATION, RETIREMENT, DEATH OR REMOVAL. MR. MURPHY IS AN INTERESTED TRUSTEE DUE TO HIS
                                 POSITIONS WITH OPPENHEIMERFUNDS, INC. AND ITS AFFILIATES.
JOHN V. MURPHY,                  Chairman, Chief Executive Officer and Director (since June 2001) and President (since September
Trustee, President and           2000) of the Manager; President and director or trustee of other Oppenheimer funds; President and
Principal Executive Officer      Director of OAC and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the
(since 2001)                     Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the
Age: 57                          Manager) (since November 2001); Chairman and Director of Shareholder Services, Inc. and of
                                 Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July
                                 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management
                                 Corporation, Trinity Investment Management Corporation and Tremont Capital Management, Inc. (since
                                 November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since
                                 July 2001); President (since November 2001) and Director (since July 2001) of Oppenheimer Real
                                 Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company
                                 (OAC's parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Member of the Investment
                                 Company Institute's Board of Governors (since October 3, 2003); Chief Operating Officer of the
                                 Manager (September 2000-June 2001); President and Trustee of MML Series Investment Fund and
                                 MassMutual Select Funds (open-end investment companies) (November 1999-November 2001); Director of
                                 C.M. Life Insurance Company (September 1999-August 2000); President, Chief Executive Officer and
                                 Director of MML Bay State Life Insurance Company (September 1999-August 2000); Director of Emerald
                                 Isle Bancorp and Hibernia Savings Bank (wholly-owned subsidiary of Emerald Isle Bancorp) (June
                                 1989-June 1998). Oversees 96 portfolios in the OppenheimerFunds complex.


                  28 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

------------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS OF                THE ADDRESSES OF THE OFFICERS IN THE CHART BELOW ARE AS FOLLOWS: FOR MESSRS. BAYLIN, WILBY, ZACK,
THE FUND                         GILLESPIE AND MS. BLOOMBERG, TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, NEW YORK, NEW YORK
                                 10281-1008, FOR MESSRS. VANDEHEY, WIXTED, PETERSEN, SZILAGYI AND MS. IVES, 6803 S. TUCSON WAY,
                                 CENTENNIAL, COLORADO 80112-3924. EACH OFFICER SERVES FOR AN INDEFINITE TERM OR UNTIL HIS OR HER
                                 RESIGNATION, RETIREMENT, DEATH OR REMOVAL.
MARC L. BAYLIN,                  Vice President of the Manager and a member of the Growth Equity Investment Team: Managing Director
Vice President and Portfolio     and Lead Portfolio Manager at JP Morgan Fleming Investment Management (June 2002 to August 2005);
Manager (since 2005)             Vice President of T. Rowe Price and a portfolio manager (March 1999 to June 2002) and an analyst
Age: 38                          (from June 1993). A portfolio manager of other Oppenheimer funds.

WILLIAM L. WILBY,                Senior Vice President of the Manager (since July 1994) and Senior Investment Officer and Director
Vice President and Portfolio     of Equities of the Manager (since July 2004-December 2006). Mr. Wilby was Director of
Manager (since 2005)             International Equities of the Manager (May 2000 through July 2004) and Senior Vice President of
Age: 62                          HarbourView Asset Management Corporation (May 1999 through November 2001). Before joining
                                 OppenheimerFunds in 1991, Mr. Wilby was an International Strategist at Brown Brothers Harriman &
                                 Co., a Managing Director and Portfolio Manager at AIG Global Investors, an International Pension
                                 Manager at Northern Trust Bank in Chicago and an International Financial Economist at Northern
                                 Trust Bank and at the Federal Reserve Bank in Chicago. A portfolio manager of other Oppenheimer funds.

MARK S. VANDEHEY,                Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Vice
Vice President and Chief         President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and
Compliance Officer               Shareholder Services, Inc. (since June 1983); Vice President and Director of Internal Audit of the
(since 2004)                     Manager (1997-February 2004). An officer of 96 portfolios in the OppenheimerFunds complex.
Age: 56

BRIAN W. WIXTED,                 Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of the following:
Treasurer and Principal          HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder
Financial & Accounting           Services, Inc., Oppenheimer Real Asset Management Corporation, and Oppenheimer Partnership
Officer (since 1999)             Holdings, Inc. (since March 1999), OFI Private Investments, Inc. (since March 2000),
Age: 47                          OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional
                                 Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (since June
                                 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the
                                 Manager) (since May 2000); Assistant Treasurer of the following: OAC (since March 1999),
                                 Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy
                                 Program (April 2000-June 2003); Principal and Chief Operating Officer of Bankers Trust
                                 Company-Mutual Fund Services Division (March 1995-March 1999). An officer of 96 portfolios in the
                                 OppenheimerFunds complex.

BRIAN S. PETERSEN,               Assistant Vice President of the Manager (since August 2002); Manager/Financial Product Accounting
Assistant Treasurer              of the Manager (November 1998-July 2002). An officer of 96 portfolios in the OppenheimerFunds
(since 2004)                     complex.
Age: 36

BRIAN C. SZILAGYI,               Assistant Vice President of the Manager (since July 2004); Director of Financial Reporting and
Assistant Treasurer              Compliance of First Data Corporation (April 2003-July 2004); Manager of Compliance of Berger
(since 2005)                     Financial Group LLC (May 2001-March 2003); Director of Mutual Fund Operations at American Data
Age: 36                          Services, Inc. (September 2000-May 2001). An officer of 96 portfolios in the OppenheimerFunds complex.

ROBERT G. ZACK,                  Executive Vice President (since January 2004) and General Counsel (since March 2002) of the
Vice President and Secretary     Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of
(since 2001)                     Centennial Asset Management Corporation (since December 2001); Senior Vice President and General
Age: 58                          Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General
                                 Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director
                                 (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice
                                 President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General
                                 Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since
                                 December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments,
                                 Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy
                                 Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset
                                 Management, Inc. (since November 2001); Director of OppenheimerFunds (Asia) Limited (since
                                 December 2003); Senior Vice President


                  29 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

ROBERT G. ZACK,                  (May 1985-December 2003), Acting General Counsel (November 2001-February 2002) and Associate
Continued                        General Counsel (May 1981-October 2001) of the Manager; Assistant Secretary of the following:
                                 Shareholder Services, Inc. (May 1985-November 2001), Shareholder Financial Services, Inc.
                                 (November 1989-November 2001), and OppenheimerFunds International Ltd. (September 1997-November
                                 2001). An officer of 96 portfolios in the OppenheimerFunds complex.

LISA I. BLOOMBERG,               Vice President and Associate Counsel of the Manager (since May 2004); First Vice President (April
Assistant Secretary              2001-April 2004), Associate General Counsel (December 2000-April 2004), Corporate Vice President
(since 2004)                     (May 1999-April 2001) and Assistant General Counsel (May 1999-December 2000) of UBS Financial
Age: 39                          Services Inc. (formerly, PaineWebber Incorporated). An officer of 96 portfolios in the
                                 OppenheimerFunds complex.

KATHLEEN T. IVES,                Vice President (since June 1998) and Senior Counsel and Assistant Secretary (since October 2003)
Assistant Secretary              of the Manager; Vice President (since 1999) and Assistant Secretary (since October 2003) of the
(since 2001)                     Distributor; Assistant Secretary of Centennial Asset Management Corporation (since October 2003);
Age: 41                          Vice President and Assistant Secretary of Shareholder Services, Inc. (since 1999); Assistant
                                 Secretary of OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc. (since
                                 December 2001); Assistant Counsel of the Manager (August 1994-October 2003). An officer of 96 portfolios in the OppenheimerFunds complex.

PHILLIP S. GILLESPIE,            Senior Vice President and Deputy General Counsel of the Manager (since September 2004); First Vice
Assistant Secretary              President (2000-September 2004), Director (2000-September 2004) and Vice President (1998-2000) of
(since 2004)                     Merrill Lynch Investment Management. An officer of 96 portfolios in the OppenheimerFunds complex.
Age: 43

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND OFFICERS AND IS AVAILABLE WITHOUT CHARGE, UPON REQUEST, BY CALLING 1.800.981.2871.


                  30 | OPPENHEIMER CAPITAL APPRECIATION FUND/VA



OPPENHEIMER MIDCAP FUND/VA

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE. For the 12-month period ending December 31, 2006, Oppenheimer MidCap Fund/VA's Non-Service shares returned 2.96% and underperformed its benchmark, the S&P 500 Index, which returned 15.78%. We attribute this underperformance to the Fund's focus on higher quality companies during a market environment that predominantly favored lower quality companies. Performance also suffered from weak individual stock results, notably in the consumer discretionary and consumer staples sectors. Underperformance in these sectors more than offset the gains generated by our holdings in the industrials and information technology sectors.

      Due to the Fund's focus on higher quality stocks, the Fund tends to be negatively impacted during investment environments that favor more speculative stocks, as seen over this period. Historically, during the end stages of a bull market, many investors' appetite for risk increases, and they tend to focus on lower quality companies in their pursuit of gaining higher returns. As a result of this cyclical event, higher quality companies tend to underperform. However, when economic growth slows, investors often become risk adverse and shift assets to higher quality stocks, in which case higher quality issuers tend to outperform.

      In terms of individual stock performance, weak results from holdings in the consumer discretionary and consumer staples areas significantly detracted from results. In the consumer discretionary sector, in addition to disappointing stock performance, our relative overweighting to the sector, which struggled in general, hurt returns. Top detractors in this space included specialty retailer, Chico's FAS, Inc. and online photography provider Getty Images, Inc., both of which we sold. Within consumer staples, Whole Foods Market, Inc. declined as the market negatively reacted to its conservative outlook for future growth. Within the information technology sector, software company NAVTEQ Corp. experienced difficulties in growing profits. We thus exited our position in NAVTEQ. In the financials sector, our relative underweighting and weak results from individual holdings hurt performance. Our relative underweighting to the energy sector also detracted from results.

      On the positive side, most of the Fund's relative gains came from securities within the industrials and information technology sectors. Within industrials, Expeditors International of Washington, Inc., a freight forwarding company and long-term holding of the Fund, benefited from growth in global trade. In the information technology sector, IT Services providers outperformed as the strong outsourcing trend continued. Top performers in this area included Cognizant Technology Solutions Corp. and Alliance Data Systems Corp. Additionally, within the textiles, apparel and luxury goods sector, fashion retailer Polo Ralph Lauren Corp. bucked the negative trend that overshadowed the specialty retail market by successfully managing its brand. Lastly, within the health care equipment and supplies sector, strong performance from Bard (C.R.), Inc., a diversified medical products company, added to returns.

      At the end of the period, we have made a few notable adjustments to the Fund's sector weightings. For example, we decreased the Fund's exposure to the consumer discretionary, industrials, and energy sectors based generally on our concerns over an economic slowdown. In contrast, we greatly increased the Fund's weighting to the financials sector.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2006. In the case of Non-Service shares, performance is measured over a ten-year period. In the case of Service shares, performance is measured from inception of the class on October 16, 2000. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

      The Fund's performance is compared to the performance of the S&P 500 Index, an unmanaged index of equity securities that is a measure of the general domestic stock market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.


                         4 | OPPENHEIMER MIDCAP FUND/VA

NON-SERVICE SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer MidCap Fund/VA (Non-Service)

      S&P 500 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                             Oppenheimer MidCap
                                  Fund/VA
                               (Non-Service)         S&P 500 Index
                             ------------------      -------------
           12/31/1996             $ 10,000              $10,000
           03/31/1997             $  8,817              $10,269
           06/30/1997             $ 10,644              $12,060
           09/30/1997             $ 12,097              $12,963
           12/31/1997             $ 11,167              $13,335
           03/31/1998             $ 12,623              $15,194
           06/30/1998             $ 13,110              $15,698
           09/30/1998             $ 10,062              $14,140
           12/31/1998             $ 12,548              $17,149
           03/31/1999             $ 13,765              $18,003
           06/30/1999             $ 15,184              $19,269
           09/30/1999             $ 15,797              $18,069
           12/31/1999             $ 23,038              $20,756
           03/31/2000             $ 28,947              $21,231
           06/30/2000             $ 27,924              $20,667
           09/30/2000             $ 29,643              $20,467
           12/31/2000             $ 20,449              $18,867
           03/31/2001             $ 14,997              $16,631
           06/30/2001             $ 14,928              $17,604
           09/30/2001             $ 12,926              $15,021
           12/31/2001             $ 14,055              $16,626
           03/31/2002             $ 13,330              $16,672
           06/30/2002             $ 11,632              $14,440
           09/30/2002             $  9,868              $11,946
           12/31/2002             $ 10,149              $12,953
           03/31/2003             $  9,993              $12,545
           06/30/2003             $ 11,541              $14,475
           09/30/2003             $ 12,177              $14,858
           12/31/2003             $ 12,746              $16,666
           03/31/2004             $ 13,434              $16,948
           06/30/2004             $ 14,031              $17,240
           09/30/2004             $ 13,573              $16,917
           12/31/2004             $ 15,267              $18,478
           03/31/2005             $ 15,163              $18,082
           06/30/2005             $ 15,635              $18,329
           09/30/2005             $ 16,462              $18,989
           12/31/2005             $ 17,149              $19,385
           03/31/2006             $ 18,514              $20,200
           06/30/2006             $ 17,510              $19,909
           09/30/2006             $ 17,281              $21,036
           12/31/2006             $ 17,656              $22,444

AVERAGE ANNUAL TOTAL RETURNS OF NON-SERVICE SHARES OF THE FUND AT 12/31/06

1-Year 2.96%   5-Year 4.67%   10-Year 5.85%

SERVICE SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer MidCap Fund/VA (Service)

      S&P 500 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                             Oppenheimer MidCap
                                  Fund/VA
                                 (Service)          S&P 500 Index
                             ------------------     -------------
           10/16/2000             $ 10,000             $ 10,000
           12/31/2000             $  7,240             $  9,257
           03/31/2001             $  5,311             $  8,161
           06/30/2001             $  5,285             $  8,638
           09/30/2001             $  4,575             $  7,370
           12/31/2001             $  4,973             $  8,158
           03/31/2002             $  4,713             $  8,181
           06/30/2002             $  4,110             $  7,085
           09/30/2002             $  3,484             $  5,862
           12/31/2002             $  3,578             $  6,356
           03/31/2003             $  3,521             $  6,156
           06/30/2003             $  4,067             $  7,103
           09/30/2003             $  4,290             $  7,291
           12/31/2003             $  4,489             $  8,178
           03/31/2004             $  4,728             $  8,316
           06/30/2004             $  4,936             $  8,459
           09/30/2004             $  4,769             $  8,301
           12/31/2004             $  5,361             $  9,067
           03/31/2005             $  5,320             $  8,872
           06/30/2005             $  5,481             $  8,994
           09/30/2005             $  5,767             $  9,318
           12/31/2005             $  6,003             $  9,512
           03/31/2006             $  6,477             $  9,912
           06/30/2006             $  6,122             $  9,769
           09/30/2006             $  6,038             $ 10,322
           12/31/2006             $  6,165             $ 11,013

AVERAGE ANNUAL TOTAL RETURNS OF SERVICE SHARES OF THE FUND AT 12/31/06

1-Year 2.70%   5-Year 4.39%   Since Inception (10/16/00) -7.50%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, CALL US AT 1.800.981.2871. THE FUND'S TOTAL RETURNS SHOULD NOT BE EXPECTED TO BE THE SAME AS THE RETURNS OF OTHER FUNDS, WHETHER OR NOT BOTH FUNDS HAVE THE SAME PORTFOLIO MANAGERS AND/OR SIMILAR NAMES. THE FUND'S TOTAL RETURNS DO NOT INCLUDE THE CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT PRODUCTS THAT OFFER THIS FUND. SUCH PERFORMANCE WOULD HAVE BEEN LOWER IF SUCH CHARGES WERE TAKEN INTO ACCOUNT.


                         5 | OPPENHEIMER MIDCAP FUND/VA

FUND EXPENSES
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include redemption fees, if any; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2006.

ACTUAL EXPENSES. The "actual" lines of the table provide information about actual account values and actual expenses. You may use the information on this line for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the "actual" line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The "hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included, your costs would have been higher.

--------------------------------------------------------------------------------
                                     BEGINNING    ENDING       EXPENSES
                                     ACCOUNT      ACCOUNT      PAID DURING
                                     VALUE        VALUE        6 MONTHS ENDED
                                     (7/1/06)     (12/31/06)   DECEMBER 31, 2006
--------------------------------------------------------------------------------
Non-Service shares Actual            $1,000.00    $1,008.30    $3.55
--------------------------------------------------------------------------------
Non-Service shares Hypothetical       1,000.00     1,021.68     3.57
--------------------------------------------------------------------------------
Service shares Actual                 1,000.00     1,007.00     4.92
--------------------------------------------------------------------------------
Service shares Hypothetical           1,000.00     1,020.32     4.95

Hypothetical assumes 5% annual return before expenses.

Expenses are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding affiliated fund indirect expenses, based on the 6-month period ended December 31, 2006 are as follows:

CLASS                  EXPENSE RATIOS
-------------------------------------
Non-Service shares          0.70%
-------------------------------------
Service shares              0.97

The expense ratios reflect voluntary waivers or reimbursements of expenses by the Fund's Manager that can be terminated at any time, without advance notice. The "Financial Highlights" tables in the Fund's financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements.
--------------------------------------------------------------------------------


                         6 | OPPENHEIMER MIDCAP FUND/VA

STATEMENT OF INVESTMENTS  December 31, 2006
--------------------------------------------------------------------------------

                                                                          VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
COMMON STOCKS--98.1%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--13.3%
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--2.3%
International Game Technology                        270,100     $   12,478,620
--------------------------------------------------------------------------------
Panera Bread Co., Cl. A 1                            224,400         12,546,204
                                                                 ---------------
                                                                     25,024,824

--------------------------------------------------------------------------------
HOUSEHOLD DURABLES--0.4%
Harman International Industries, Inc.                 47,100          4,705,761
--------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL--1.1%
Coldwater Creek, Inc. 1                              488,100         11,968,212
--------------------------------------------------------------------------------
SPECIALTY RETAIL--5.6%
O'Reilly Automotive, Inc. 1                        1,051,124         33,699,035
--------------------------------------------------------------------------------
Tiffany & Co.                                        475,700         18,666,468
--------------------------------------------------------------------------------
Tractor Supply Co. 1                                 203,100          9,080,601
                                                                 ---------------
                                                                     61,446,104

--------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS--3.9%
Coach, Inc. 1                                        289,400         12,432,624
--------------------------------------------------------------------------------
Polo Ralph Lauren Corp.                              402,900         31,289,214
                                                                 ---------------
                                                                     43,721,838

--------------------------------------------------------------------------------
CONSUMER STAPLES--1.7%
--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--1.7%
Whole Foods Market, Inc.                             396,800         18,621,824
--------------------------------------------------------------------------------
ENERGY--3.2%
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--1.2%
Smith International, Inc.                            305,700         12,555,099
--------------------------------------------------------------------------------
OIL & GAS--2.0%
Murphy Oil Corp.                                     240,800         12,244,680
--------------------------------------------------------------------------------
XTO Energy, Inc.                                     210,399          9,899,273
                                                                 ---------------
                                                                     22,143,953

--------------------------------------------------------------------------------
FINANCIALS--22.3%
--------------------------------------------------------------------------------
CAPITAL MARKETS--6.9%
Affiliated Managers Group, Inc. 1                    210,800         22,161,404
--------------------------------------------------------------------------------
Greenhill & Co., Inc.                                259,800         19,173,240
--------------------------------------------------------------------------------
Investors Financial Services Corp.                   288,600         12,314,562
--------------------------------------------------------------------------------
Legg Mason, Inc.                                     239,100         22,726,455
                                                                 ---------------
                                                                     76,375,661

--------------------------------------------------------------------------------
COMMERCIAL BANKS--5.6%
Commerce Bancorp, Inc.                               952,200         33,584,094
--------------------------------------------------------------------------------
East West Bancorp, Inc.                              321,600         11,391,072
--------------------------------------------------------------------------------
Marshall & Ilsley Corp.                              345,700         16,631,627
                                                                 ---------------
                                                                     61,606,793

                                                                          VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--1.8%
Chicago Mercantile Exchange (The)                     38,000     $   19,370,500
--------------------------------------------------------------------------------
INSURANCE--5.4%
AMBAC Financial Group, Inc.                          191,300         17,039,091
--------------------------------------------------------------------------------
Brown & Brown, Inc.                                  714,700         20,161,687
--------------------------------------------------------------------------------
Philadelphia Consolidated Holding Co. 1              513,500         22,881,560
                                                                 ---------------
                                                                     60,082,338

--------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT & DEVELOPMENT--2.6%
CB Richard Ellis Group, Inc., Cl. A 1                847,820         28,147,624
--------------------------------------------------------------------------------
HEALTH CARE--16.9%
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--9.5%
Bard (C.R.), Inc.                                    423,500         35,137,795
--------------------------------------------------------------------------------
Gen-Probe, Inc. 1                                    109,500          5,734,515
--------------------------------------------------------------------------------
IDEXX Laboratories, Inc. 1                           137,500         10,903,750
--------------------------------------------------------------------------------
Intuitive Surgical, Inc. 1                            75,200          7,211,680
--------------------------------------------------------------------------------
ResMed, Inc. 1                                       395,800         19,481,276
--------------------------------------------------------------------------------
Varian Medical Systems, Inc. 1                       547,300         26,035,061
                                                                 ---------------
                                                                    104,504,077

--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--3.5%
Coventry Health Care, Inc. 1                         593,275         29,693,414
--------------------------------------------------------------------------------
Schein (Henry), Inc. 1                               181,400          8,884,972
                                                                 ---------------
                                                                     38,578,386

--------------------------------------------------------------------------------
HEALTH CARE TECHNOLOGY--1.6%
Cerner Corp. 1                                       399,200         18,163,600
--------------------------------------------------------------------------------
LIFE SCIENCES TOOLS & SERVICES--2.3%
Covance, Inc. 1                                      421,600         24,836,456
--------------------------------------------------------------------------------
INDUSTRIALS--13.2%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE--3.1%
Rockwell Collins, Inc.                               532,600         33,708,254
--------------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS--2.0%
C.H. Robinson Worldwide, Inc.                        279,600         11,432,844
--------------------------------------------------------------------------------
Expeditors International of
Washington, Inc.                                     273,800         11,088,900
                                                                 ---------------
                                                                     22,521,744

--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--4.7%
Corporate Executive Board Co. (The)                  254,800         22,345,960
--------------------------------------------------------------------------------
Stericycle, Inc. 1                                   389,800         29,429,900
                                                                 ---------------
                                                                     51,775,860

--------------------------------------------------------------------------------
MACHINERY--1.6%
Donaldson Co., Inc.                                  510,700         17,726,397
--------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS--1.8%
Fastenal Co.                                         543,400         19,497,192


                         7 | OPPENHEIMER MIDCAP FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                          VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--24.5%
--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--1.0%
Trimble Navigation Ltd. 1                            212,900     $   10,800,417
--------------------------------------------------------------------------------
IT SERVICES--10.2%
Alliance Data Systems Corp. 1                        579,600         36,207,612
--------------------------------------------------------------------------------
Cognizant Technology Solutions Corp. 1               336,300         25,948,908
--------------------------------------------------------------------------------
Global Payments, Inc.                                620,000         28,706,000
--------------------------------------------------------------------------------
SRA International, Inc., Cl. A 1                     274,700          7,345,478
--------------------------------------------------------------------------------
VeriFone Holdings, Inc. 1                            390,500         13,823,700
                                                                 ---------------
                                                                    112,031,698

--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--3.3%
FormFactor, Inc. 1                                   371,500         13,838,375
--------------------------------------------------------------------------------
Microchip Technology, Inc.                           703,400         23,001,180
                                                                 ---------------
                                                                     36,839,555

--------------------------------------------------------------------------------
SOFTWARE--10.0%
Adobe Systems, Inc. 1                                564,300         23,204,016
--------------------------------------------------------------------------------
Amdocs Ltd. 1                                        628,000         24,335,000
--------------------------------------------------------------------------------
Citrix Systems, Inc. 1                               452,900         12,250,945
--------------------------------------------------------------------------------
FactSet Research Systems, Inc.                       430,850         24,334,408
--------------------------------------------------------------------------------
Intuit, Inc. 1                                       843,300         25,729,083
                                                                 ---------------
                                                                    109,853,452

                                                                          VALUE
                                                      SHARES         SEE NOTE 1
--------------------------------------------------------------------------------
MATERIALS--2.3%
--------------------------------------------------------------------------------
CHEMICALS--2.3%
Ecolab, Inc.                                         570,700     $   25,795,640
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--0.7%
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--0.7%
NeuStar, Inc., Cl. A 1                               252,700          8,197,588
                                                                 ---------------
Total Common Stocks
(Cost $813,692,823)                                               1,080,600,847

--------------------------------------------------------------------------------
PREFERRED STOCKS--0.0%
--------------------------------------------------------------------------------
Blaze Network Products, Inc., 8% Cv.,
Series D 1,2,3 (Cost $7,346,317)                   1,147,862              2,586

--------------------------------------------------------------------------------
MONEY MARKET FUND--1.8%
--------------------------------------------------------------------------------
Oppenheimer Institutional Money
Market Fund, Cl. E, 5.25% 3,4
(Cost $19,997,273)                                19,997,273         19,997,273

--------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE
(COST $841,036,413)                                     99.9%     1,100,600,706
--------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                          0.1          1,339,250
                                                  ------------------------------
NET ASSETS                                             100.0%    $1,101,939,956
                                                  ==============================

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income producing security.

2. Illiquid or restricted security. The aggregate value of illiquid or restricted securities as of December 31, 2006 was $2,586, which represents less than 0.01% of the Fund's net assets, all of which is considered restricted. See
Note 5 of accompanying Notes.

3. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 31, 2006. Transactions during the period in which the issuer was an affiliate are as follows:

                                                                        SHARES         GROSS          GROSS                SHARES
                                                             DECEMBER 31, 2005     ADDITIONS     REDUCTIONS     DECEMBER 31, 2006
---------------------------------------------------------------------------------------------------------------------------------
Blaze Network Products, Inc., 8% Cv., Series D                       1,147,862            --             --             1,147,862
Oppenheimer Institutional Money Market Fund, Cl. E, 5.25% *                 --    53,045,644     33,048,371            19,997,273

                                                                                                      VALUE              DIVIDEND
                                                                                                 SEE NOTE 1                INCOME
---------------------------------------------------------------------------------------------------------------------------------
Blaze Network Products, Inc., 8% Cv., Series D                                                  $     2,586           $        --
Oppenheimer Institutional Money Market Fund, Cl. E, 5.25% *                                      19,997,273               140,372
                                                                                                ---------------------------------
                                                                                                $19,999,859           $   140,372
                                                                                                =================================

* The money market fund and the Fund are affiliated by having the same investment advisor.

4. Rate shown is the 7-day yield as of December 31, 2006.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         8 | OPPENHEIMER MIDCAP FUND/VA

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2006
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
ASSETS
-------------------------------------------------------------------------------------------------------------------
Investments, at value--see accompanying statement of investments:
Unaffiliated companies (cost $813,692,823)                                                         $ 1,080,600,847
Affiliated companies (cost $27,343,590)                                                                 19,999,859
                                                                                                   ----------------
                                                                                                     1,100,600,706
-------------------------------------------------------------------------------------------------------------------
Cash                                                                                                        11,650
-------------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                                                         2,241,653
Dividends                                                                                                  392,955
Shares of beneficial interest sold                                                                         317,239
Other                                                                                                       32,018
                                                                                                   ----------------
Total assets                                                                                         1,103,596,221

-------------------------------------------------------------------------------------------------------------------
LIABILITIES
-------------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Shares of beneficial interest redeemed                                                                   1,473,001
Shareholder communications                                                                                  89,507
Distribution and service plan fees                                                                          29,734
Trustees' compensation                                                                                      23,075
Transfer and shareholder servicing agent fees                                                                1,745
Other                                                                                                       39,203
                                                                                                   ----------------
Total liabilities                                                                                        1,656,265

-------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                         $ 1,101,939,956
                                                                                                   ================

-------------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
-------------------------------------------------------------------------------------------------------------------
Par value of shares of beneficial interest                                                         $        21,681
-------------------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                           1,491,459,911
-------------------------------------------------------------------------------------------------------------------
Accumulated net investment loss                                                                            (23,075)
-------------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments                                                          (649,082,854)
-------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                                             259,564,293
                                                                                                   ----------------
NET ASSETS                                                                                         $ 1,101,939,956
                                                                                                   ================

-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
-------------------------------------------------------------------------------------------------------------------
Non-Service Shares:
Net asset value, redemption price per share and offering price per share
(based on net assets of $1,054,808,536 and 20,742,140 shares of beneficial interest outstanding)   $         50.85
-------------------------------------------------------------------------------------------------------------------
Service Shares:
Net asset value, redemption price per share and offering price per share
(based on net assets of $47,131,420 and 939,068 shares of beneficial interest outstanding)         $         50.19

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         9 | OPPENHEIMER MIDCAP FUND/VA

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2006
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
-------------------------------------------------------------------------------------------------------------------
Dividends:
Unaffiliated companies                                                                             $     6,871,657
Affiliated companies                                                                                       140,372
-------------------------------------------------------------------------------------------------------------------
Interest                                                                                                   656,764
                                                                                                   ----------------
Total investment income                                                                                  7,668,793

-------------------------------------------------------------------------------------------------------------------
EXPENSES
-------------------------------------------------------------------------------------------------------------------
Management fees                                                                                          7,923,282
-------------------------------------------------------------------------------------------------------------------
Distribution and service plan fees -- Service shares                                                       110,612
-------------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Non-Service shares                                                                                          10,150
Service shares                                                                                               9,994
-------------------------------------------------------------------------------------------------------------------
Shareholder communications:
Non-Service shares                                                                                         161,039
Service shares                                                                                               6,577
-------------------------------------------------------------------------------------------------------------------
Trustees' compensation                                                                                      21,796
-------------------------------------------------------------------------------------------------------------------
Administration service fees                                                                                  1,500
-------------------------------------------------------------------------------------------------------------------
Other                                                                                                       68,097
                                                                                                   ----------------
Total expenses                                                                                           8,313,047
Less waivers and reimbursements of expenses                                                                 (2,708)
                                                                                                   ----------------
Net expenses                                                                                             8,310,339

-------------------------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                                                       (641,546)

-------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
-------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                                       123,157,163
-------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation on investments                                                   (84,577,802)

-------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                               $    37,937,815
                                                                                                   ================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         10 | OPPENHEIMER MIDCAP FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31,                                                                                     2006               2005
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
Net investment loss                                                                              $      (641,546)   $    (3,256,397)
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain                                                                                    123,157,163         16,088,109
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                                                (84,577,802)       126,872,800
                                                                                                 -----------------------------------
Net increase in net assets resulting from operations                                                  37,937,815        139,704,512

------------------------------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares                                                                                  (210,102,500)      (117,803,338)
Service shares                                                                                         9,672,618          8,921,013
                                                                                                 -----------------------------------
                                                                                                    (200,429,882)      (108,882,325)

------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease)                                                                           (162,492,067)        30,822,187
------------------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                                1,264,432,023      1,233,609,836
                                                                                                 -----------------------------------
End of period (including accumulated net investment loss of $23,075 and $19,505, respectively)   $ 1,101,939,956    $ 1,264,432,023
                                                                                                 ===================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         11 | OPPENHEIMER MIDCAP FUND/VA

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

NON-SERVICE SHARES   YEAR ENDED DECEMBER 31,             2006              2005            2004            2003            2002
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $     49.39       $     43.97     $     36.71     $     29.23     $     40.72
----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                      (.02) 1           (.12) 1         (.15) 1         (.15)           (.10)
Net realized and unrealized gain (loss)                  1.48              5.54            7.41            7.63          (11.16)
                                                  --------------------------------------------------------------------------------
Total from investment operations                         1.46              5.42            7.26            7.48          (11.26)
----------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                       --                --              --              --            (.23)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $     50.85       $     49.39     $     43.97     $     36.71     $     29.23
                                                  ================================================================================

----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                       2.96%            12.33%          19.78%          25.59%         (27.79)%
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $ 1,054,809       $ 1,227,881     $ 1,209,459     $ 1,113,743     $   979,919
----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $ 1,135,831       $ 1,177,979     $ 1,124,874     $ 1,041,584     $ 1,240,435
----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment loss                                     (0.04)%           (0.26)%         (0.39)%         (0.43)%         (0.29)%
Total expenses                                           0.69% 4,5         0.69% 6         0.69% 6         0.70% 6         0.68% 6
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    56%               32%             53%            154%             54%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Expenses including indirect expenses from affiliated fund were as follows:

      Year Ended December 31, 2006           0.69%

5. Voluntary waiver of management fees less than 0.01%.

6. Reduction to custodian expenses less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         12 | OPPENHEIMER MIDCAP FUND/VA

SERVICE SHARES   YEAR ENDED DECEMBER 31,                 2006              2005            2004            2003            2002
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $     48.87       $     43.64     $     36.54     $     29.13     $     40.70
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                             (.16) 1           (.25) 1         (.27) 1           -- 2           .16
Net realized and unrealized gain (loss)                  1.48              5.48            7.37            7.41          (11.53)
                                                  -------------------------------------------------------------------------------
Total from investment operations                         1.32              5.23            7.10            7.41          (11.37)
---------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                       --                --              --              --            (.20)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $     50.19       $     48.87     $     43.64     $     36.54     $     29.13
                                                  ===============================================================================

---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                       2.70%            11.99%          19.43%          25.44%         (28.05)%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $    47,131       $    36,551     $    24,151     $    11,698     $       144
---------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $    44,273       $    28,798     $    17,579     $     3,858     $        72
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment loss                                     (0.33)%           (0.54)%         (0.68)%         (0.72)%         (0.56)%
Total expenses                                           0.97% 5           0.97%           0.99%           0.95%           1.55%
Expenses after payments and waivers and
reduction to custodian expenses                          0.97%             0.97%           0.99%           0.95%           0.98%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    56%               32%             53%            154%             54%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods of less than one full year.

5. Expenses including indirect expenses from affiliated fund were as follows:

      Year Ended December 31, 2006          0.97%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                         13 | OPPENHEIMER MIDCAP FUND/VA

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer MidCap Fund/VA (the Fund), formerly Oppenheimer Aggressive Growth Fund/VA, is a separate series of Oppenheimer Variable Account Funds, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital appreciation by investing in "growth type" companies. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

      The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities listed or traded on National Stock Exchanges or other domestic exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ(R) are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued. Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Investments in open-end registered investment companies (including affiliated funds) are valued at that fund's net asset value. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
AFFILIATED FUNDS. The Fund is permitted to invest daily available cash balances in affiliated money market funds. Each day, the Fund invests the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") which seeks current income and stability of principal. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment advisor of IMMF. The Fund's investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.


                         14 | OPPENHEIMER MIDCAP FUND/VA

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                                  NET UNREALIZED
                                                                    APPRECIATION
                                                                BASED ON COST OF
UNDISTRIBUTED     UNDISTRIBUTED           ACCUMULATED       SECURITIES AND OTHER
NET INVESTMENT        LONG-TERM                  LOSS    INVESTMENTS FOR FEDERAL
INCOME                     GAIN    CARRYFORWARD 1,2,3        INCOME TAX PURPOSES
--------------------------------------------------------------------------------
$--                         $--          $648,795,754               $259,277,184

1. As of December 31, 2006, the Fund had $648,795,754 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of December 31, 2006, details of the capital loss carryforwards were as follows:

                              EXPIRING
                              ----------------------------
                              2009           $ 418,570,932
                              2010             230,224,822
                                             -------------
                              Total          $ 648,795,754
                                             =============

2. During the fiscal year ended December 31, 2006, the Fund utilized $104,242,991 of capital loss carryforward to offset capital gains realized in that fiscal year.

3. During the fiscal year ended December 31, 2005, the Fund utilized $24,465,493 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for December 31, 2006. Net assets of the Fund were unaffected by the reclassifications.

                                                    REDUCTION TO
                 REDUCTION TO                        ACCUMULATED
                 PAID-IN CAPITAL                 INVESTMENT LOSS
                 -----------------------------------------------
                 $637,976                               $637,976

No distributions were paid during the years ended December 31, 2006 and December 31, 2005.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2006 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

              Federal tax cost of securities            $ 841,323,522
                                                        ==============

              Gross unrealized appreciation             $ 278,397,342
              Gross unrealized depreciation               (19,120,158)
                                                        --------------
              Net unrealized appreciation               $ 259,277,184
                                                        ==============


                         15 | OPPENHEIMER MIDCAP FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

TRUSTEES' COMPENSATION. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                         16 | OPPENHEIMER MIDCAP FUND/VA

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                   YEAR ENDED DECEMBER 31, 2006    YEAR ENDED DECEMBER 31, 2005
                         SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------
NON-SERVICE SHARES
Sold                  1,908,858   $  96,341,176       2,464,320   $ 113,044,647
Redeemed             (6,030,134)   (306,443,676)     (5,107,185)   (230,847,985)
                    ------------------------------------------------------------
Net decrease         (4,121,276)  $(210,102,500)     (2,642,865)  $(117,803,338)
                    ============================================================

--------------------------------------------------------------------------------
SERVICE SHARES
Sold                    330,109   $  16,552,889         298,427   $  13,509,067
Redeemed               (138,912)     (6,880,271)       (103,986)     (4,588,054)
                    ------------------------------------------------------------
Net increase            191,197   $   9,672,618         194,441   $   8,921,013
                    ============================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and money market funds, for the year ended December 31, 2006, were as follows:

                                       PURCHASES                    SALES
        -----------------------------------------------------------------
        Investment securities       $659,164,230             $867,380,315

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of average net assets as shown in the following table:

                    FEE SCHEDULE
                    ------------------------------------------
                    Up to $200 million                  0.75%
                    Next $200 million                   0.72
                    Next $200 million                   0.69
                    Next $200 million                   0.66
                    Next $700 million                   0.60
                    Over $1.5 billion                   0.58

--------------------------------------------------------------------------------
ADMINISTRATION SERVICE FEES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended December 31, 2006, the Fund paid $20,184 to OFS for services to the Fund.

      Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $10,000 per class, for class level assets of $10 million or more. Each class is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.


                         17 | OPPENHEIMER MIDCAP FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

DISTRIBUTION AND SERVICE PLAN FOR SERVICE SHARES. The Fund has adopted a Distribution and Service Plan for Service shares to pay OppenheimerFunds Distributor, Inc. (the Distributor), for distribution related services, personal service and account maintenance for the Fund's Service shares. Under the plan, payments are made periodically at an annual rate of up to 0.25% of the average annual net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. The impact of the service plan is to increase operating expenses of the Service shares, which results in lower performance compared to the Fund's shares that are not subject to a service fee. Fees incurred by the Fund under the plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.

      The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF. During the year ended December 31, 2006, the Manager waived $2,708 for IMMF management fees.

--------------------------------------------------------------------------------
5. ILLIQUID OR RESTRICTED SECURITIES

As of December 31, 2006, investments in securities included issues that are illiquid or restricted. Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. Securities that are illiquid or restricted are marked with the applicable footnote on the Statement of Investments. Information concerning restricted securities is as follows:

                                                   ACQUISITION                    VALUATION AS OF       UNREALIZED
SECURITY                                                  DATE          COST    DECEMBER 31, 2006     DEPRECIATION
-------------------------------------------------------------------------------------------------------------------
Blaze Network Products, Inc., 8% Cv., Series D        10/17/00   $ 7,346,317              $ 2,586      $ 7,343,731

--------------------------------------------------------------------------------
6. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB Statement No. 109, ACCOUNTING FOR INCOME TAXES. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" that tax positions taken in the Fund's tax return will be ultimately sustained. A tax liability and expense must be recorded in respect of any tax position that, in Management's judgment, will not be fully realized. FIN 48 is effective for fiscal years beginning after December 15, 2006. As of December 31, 2006, the Manager has evaluated the implications of FIN 48 and does not currently anticipate a material impact to the Fund's financial statements. The Manager will continue to monitor the Fund's tax positions prospectively for potential future impacts.


                         18 | OPPENHEIMER MIDCAP FUND/VA

      In September 2006, the FASB issued Statement of Financial Accounting Standards ("SFAS") No. 157, FAIR VALUE MEASUREMENTS. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of December 31, 2006, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

--------------------------------------------------------------------------------
7. LITIGATION

A consolidated amended complaint was filed as a putative class action against the Manager and the Transfer Agent and other defendants (including 51 of the Oppenheimer funds excluding the Fund) in the U.S. District Court for the Southern District of New York on January 10, 2005 and was amended on March 4, 2005. The complaint alleged, among other things, that the Manager charged excessive fees for distribution and other costs, and that by permitting and/or participating in those actions, the Directors/Trustees and the Officers of the funds breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law. The plaintiffs sought unspecified damages, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      In response to the defendants' motions to dismiss the suit, seven of the eight counts in the complaint, including the claims against certain of the Oppenheimer funds, as nominal defendants, and against certain present and former Directors, Trustees and Officers of the funds, and the Distributor, as defendants, were dismissed with prejudice, by court order dated March 10, 2006, and the remaining count against the Manager and the Transfer Agent was dismissed with prejudice by court order dated April 5, 2006. The plaintiffs filed an appeal of those dismissals on May 11, 2006.

      The Manager believes that the allegations contained in the complaint are without merit and that there are substantial grounds to sustain the district court's rulings. The Manager also believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to it, the funds, the Directors/Trustees or the Officers on the appeal of the decisions of the district court, and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.


                         19 | OPPENHEIMER MIDCAP FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
OPPENHEIMER MIDCAP FUND/VA:

We have audited the accompanying statement of assets and liabilities of Oppenheimer MidCap Fund/VA (the "Fund"), formerly Aggressive Growth Fund/VA, a series of Oppenheimer Variable Account Funds, including the statement of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP

Denver, Colorado
February 8, 2007


                         20 | OPPENHEIMER MIDCAP FUND/VA

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2007, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2006. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                         21 | OPPENHEIMER MIDCAP FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                         22 | OPPENHEIMER MIDCAP FUND/VA

BOARD APPROVAL OF THE FUND'S INVESTMENT
ADVISORY AGREEMENT  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Each year, the Board of Trustees (the "Board"), including a majority of the independent Trustees, is required to determine whether to renew the Fund's investment advisory agreement (the "Agreement"). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information, that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

      The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager's services, (ii) the investment performance of the Fund and the Manager,
(iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. Outlined below is a summary of the principal information considered by the Board as well as the Board's conclusions.

      The Board was aware that there are alternatives to retaining the Manager.

      NATURE, QUALITY AND EXTENT OF SERVICES. The Board considered information about the nature and extent of the services provided to the Fund and information regarding the Manager's key personnel who provide such services. The Manager's duties include providing the Fund with the services of the portfolio manager and the Manager's investment team, who provide research, analysis and other advisory services in regard to the Fund's investments; securities trading services; oversight of third party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund's investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund's operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund's shares. The Manager also provides the Fund with office space, facilities and equipment.

      The Board also considered the quality of the services provided and the quality of the Manager's resources that are available to the Fund. The Board took account of the fact that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager's administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager's key personnel and the size and functions of its staff providing investment management services to the Fund. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of John O'Hare and the Manager's Growth Equity investment team and analysts. Mr. O'Hare has been a portfolio manager of the Fund since October 2003. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. In light of the foregoing, the Board concluded that the Fund benefits from the services provided under the Agreement as a result of the Manager's experience, reputation, personnel, operations, and resources.

      INVESTMENT PERFORMANCE OF THE MANAGER AND THE FUND. During the year, the Manager provided information on the investment performance of the Fund and the Manager at each Board meeting, including comparative performance


                         23 | OPPENHEIMER MIDCAP FUND/VA

BOARD APPROVAL OF THE FUND'S INVESTMENT
ADVISORY AGREEMENT  Unaudited / Continued
--------------------------------------------------------------------------------

information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund's historical performance to relevant market indices and to the performance of all mid-cap growth funds underlying variable insurance products. The Board noted that the Fund's one-year, three-year and ten-year performance were below its peer group median. However its five-year performance was better than its peer group median. The Board also considered the Manager's observation that performance should improve over the next 12 months. The Board concluded to continue to closely monitor the performance of the Fund and to allow the Manager time to improve the Fund's performance over the next year.

      COSTS OF SERVICES AND PROFITS REALIZED BY THE MANAGER. The Board considered information regarding the Manager's costs in serving as the Fund's investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager's profitability from its relationship with the Fund. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also evaluated the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other mid-cap growth funds underlying variable insurance products. The Board noted that the Fund's contractual and actual management fees are lower than its peer group median.

      ECONOMIES OF SCALE. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund, whether those economies of scale benefit the Fund's shareholders and the current level of Fund assets in relation to the Fund's management fee breakpoints, which are intended to share with shareholders economies of scale that may exist as the Fund grows.

      OTHER BENEFITS TO THE MANAGER. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager's affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide services to the Fund and that maintaining the financial viability of the Manager is important in order for the Manager to continue to provide significant services to the Fund and its shareholders.

      CONCLUSIONS. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees' counsel are both independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

      Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement for another year. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the factors together. The Board judged the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.


                         24 | OPPENHEIMER MIDCAP FUND/VA

TRUSTEES AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH THE     PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS; OTHER TRUSTEESHIPS/DIRECTORSHIPS HELD;
FUNDS, LENGTH OF SERVICE, AGE       NUMBER OF PORTFOLIOS IN THE FUND COMPLEX CURRENTLY OVERSEEN
INDEPENDENT                         THE ADDRESS OF EACH TRUSTEE IN THE CHART BELOW IS 6803 S. TUCSON WAY, CENTENNIAL, COLORADO
TRUSTEES                            80112 3924. EACH TRUSTEE SERVES FOR AN INDEFINITE TERM, OR UNTIL HIS OR HER RESIGNATION,
                                    RETIREMENT, DEATH OR REMOVAL.

WILLIAM L. ARMSTRONG,               President, Colorado Christian University (since 2006); Chairman of the following private
Chairman of the Board of            mortgage banking companies: Cherry Creek Mortgage Company (since 1991), Centennial State
Trustees (since 2003),              Mortgage Company (since 1994), and The El Paso Mortgage Company (since 1993); Chairman of the
Trustee (since 1999)                following private companies: Ambassador Media Corporation (since 1984) and Broadway Ventures
Age: 69                             (since 1984); Director of the following: Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), Campus Crusade for Christ (since 1991) and The
                                    Lynde and Harry Bradley Foundation, Inc. (non-profit organization) (since 2002); former
                                    Chairman of the following: Transland Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier Insurance (insurance agency) (1995-2000), Frontier Real
                                    Estate, Inc. (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency) (1995-2000); former Director of the following: UNUMProvident (insurance company) (1991-2004), Storage Technology Corporation (computer equipment company) (1991-2003)
                                    and International Family Entertainment (television channel) (1992-1997); U.S. Senator (January
                                    1979-January 1991). Oversees 37 portfolios in the OppenheimerFunds complex.

ROBERT G. AVIS,                     Director and President of A.G. Edwards Capital, Inc. (General Partner of private equity funds)
Trustee (since 1993)                (until February 2001); Chairman, President and Chief Executive Officer of A.G. Edwards
Age: 75                             Capital, Inc. (until March 2000); Director of A.G. Edwards & Sons, Inc. (brokerage company)
                                    (until 2000) and A.G. Edwards Trust Company (investment adviser) (until 2000); Vice Chairman and Director of A.G. Edwards, Inc. (until March 1999); Vice Chairman of A.G. Edwards & Sons,
                                    Inc. (until March 1999); Chairman of A.G. Edwards Trust Company (until March 1999) and A.G.E.
                                    Asset Management (investment adviser) (until March 1999). Oversees 37 portfolios in the
                                    OppenheimerFunds complex.

GEORGE C. BOWEN,                    Assistant Secretary and Director of Centennial Asset Management Corporation (December
Trustee (since 1999)                1991-April 1999); President, Treasurer and Director of Centennial Capital Corporation (June
Age: 70                             1989-April 1999); Chief Executive Officer and Director of MultiSource Services, Inc. (March
                                    1996-April 1999); Mr. Bowen held several positions with the Manager and with subsidiary or affiliated companies of the Manager (September 1987-April 1999). Oversees 37 portfolios in the
                                    OppenheimerFunds complex.

EDWARD L. CAMERON,                  Member of The Life Guard of Mount Vernon (George Washington historical site) (since June
Trustee (since 1999)                2000); Director of Genetic ID, Inc. (biotech company) (March 2001-May 2002); Partner at
Age: 68                             PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price
                                    Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July
                                    1994-June 1998). Oversees 37 portfolios in the OppenheimerFunds complex.

JON S. FOSSEL,                      Director of UNUMProvident (insurance company) (since June 2002); Director of Northwestern
Trustee (since 1990)                Energy Corp. (public utility corporation) (since November 2004); Director of P.R.
Age: 65                             Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation
                                    (non-profit organization) (February 1998-February 2003 and since February 2005); Chairman and
                                    Director (until October 1996) and President and Chief Executive Officer (until October 1995)
                                    of the Manager; President, Chief Executive Officer and Director of the following: Oppenheimer
                                    Acquisition Corp. ("OAC") (parent holding company of the Manager), Shareholders Services, Inc.
                                    and Shareholder Financial Services, Inc. (until October 1995). Oversees 37 portfolios in the
                                    OppenheimerFunds complex.

SAM FREEDMAN,                       Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman
Trustee (since 1996)                held several positions with the Manager and with subsidiary or affiliated companies of the
Age: 66                             Manager (until October 1994). Oversees 37 portfolios in the OppenheimerFunds complex.

BEVERLY L. HAMILTON,                Trustee of Monterey Institute for International Studies (educational organization) (since
Trustee (since 2002)                February 2000); Board Member of Middlebury College (educational organization) (since December
Age: 60                             2005); Director of The California Endowment (philanthropic organization) (since April 2002);
                                    Director (February 2002-2005) and Chairman of Trustees (since 2006) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005) and Vice Chairman (since 2006) of American
                                    Funds' Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment
                                    Management Company (February 1991-April 2000); Member of the investment committees of The


                         25 | OPPENHEIMER MIDCAP FUND/VA

TRUSTEES AND OFFICERS  Unaudited/Continued
--------------------------------------------------------------------------------

BEVERLY L. HAMILTON,                Rockefeller Foundation (since 2001) and The University of Michigan (since 2000); Advisor at
Continued                           Credit Suisse First Boston's Sprout venture capital unit (venture capital fund) (1994-January
                                    2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004);
                                    Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland)
                                    pension fund (2000-2003). Oversees 37 portfolios in the OppenheimerFunds complex.

ROBERT J. MALONE,                   Director of Jones International University (educational organization) (since August 2005);
Trustee (since 2002)                Chairman, Chief Executive Officer and Director of Steele Street State Bank (commercial
Age: 62                             banking) (since August 2003); Director of Colorado UpLIFT (charitable organization) (since
                                    1986); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000);
                                    Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado
                                    National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); and
                                    Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004). Oversees 37 portfolios in the OppenheimerFunds complex.

F. WILLIAM MARSHALL, JR.,           Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment
Trustee (since 2001)                company) (since 1996) and MML Series Investment Fund (investment company) (since 1996);
Age: 64                             Trustee (since 1987) and Chairman (1994-2005) of the Investment Committee of the Worcester
                                    Polytech Institute (private university); President and Treasurer of the SIS Funds (private charitable fund) (since January 1999); Chairman of SIS & Family Bank, F.S.B. (formerly SIS
                                    Bank) (commercial bank) (January 1999-July 1999); and Executive Vice President of Peoples
                                    Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999). Oversees 39 portfolios in the OppenheimerFunds complex.

----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE                  THE ADDRESS OF MR. MURPHY IS TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, 11TH FLOOR, NEW
AND OFFICER                         YORK, NEW YORK 10281-1008. MR. MURPHY SERVES AS A TRUSTEE FOR AN INDEFINITE TERM, OR UNTIL
                                    HIS RESIGNATION, RETIREMENT, DEATH OR REMOVAL AND AS AN OFFICER FOR AN INDEFINITE TERM, OR
                                    UNTIL HIS RESIGNATION, RETIREMENT, DEATH OR REMOVAL. MR. MURPHY IS AN INTERESTED TRUSTEE DUE
                                    TO HIS POSITIONS WITH OPPENHEIMERFUNDS, INC. AND ITS AFFILIATES.

JOHN V. MURPHY,                     Chairman, Chief Executive Officer and Director (since June 2001) and President (since
Trustee, President and              September 2000) of the Manager; President and director or trustee of other Oppenheimer funds;
Principal Executive Officer         President and Director of OAC and of Oppenheimer Partnership Holdings, Inc. (holding company
(since 2001)                        subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc.
Age: 57                             (subsidiary of the Manager) (since November 2001); Chairman and Director of Shareholder
                                    Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the
                                    Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program
                                    (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management,
                                    Inc., Centennial Asset Management Corporation, Trinity Investment Management Corporation and
                                    Tremont Capital Management, Inc. (since November 2001), HarbourView Asset Management
                                    Corporation and OFI Private Investments, Inc. (since July 2001); President (since November
                                    2001) and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive
                                    Vice President of Massachusetts Mutual Life Insurance Company (OAC's parent company) (since
                                    February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson
                                    Capital Management LLC) (since June 1995); Member of the Investment Company Institute's Board
                                    of Governors (since October 3, 2003); Chief Operating Officer of the Manager (September
                                    2000-June 2001); President and Trustee of MML Series Investment Fund and MassMutual Select
                                    Funds (open-end investment companies) (November 1999-November 2001); Director of C.M. Life
                                    Insurance Company (September 1999-August 2000); President, Chief Executive Officer and
                                    Director of MML Bay State Life Insurance Company (September 1999-August 2000); Director of
                                    Emerald Isle Bancorp and Hibernia Savings Bank (wholly-owned subsidiary of Emerald Isle
                                    Bancorp) (June 1989-June 1998). Oversees 96 portfolios in the OppenheimerFunds complex.


                         26 | OPPENHEIMER MIDCAP FUND/VA

----------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS OF                   THE ADDRESSES OF THE OFFICERS IN THE CHART BELOW ARE AS FOLLOWS: FOR MESSRS. O'HARE, ZACK,
THE FUND                            GILLESPIE AND MS. BLOOMBERG, TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, NEW YORK, NEW
                                    YORK 10281 1008, FOR MESSRS. VANDEHEY, WIXTED, PETERSEN, SZILAGYI AND MS. IVES, 6803 S.
                                    TUCSON WAY, CENTENNIAL, COLORADO 80112 3924. EACH OFFICER SERVES FOR AN INDEFINITE TERM, OR
                                    UNTIL HIS OR HER RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

JOHN O'HARE,                        Vice President of the Manager (since September 2003); Executive Vice President and Portfolio
Vice President and                  Manager (June 2000-August 2003) and Portfolio Manager and Senior Vice President (August
Portfolio Manager                   1997-June 2000) at Geneva Capital Management, Ltd. (an investment advisor). Mr. O'Hare holds
(since 2003)                        a BBA in Finance and Economics from the University of Wisconsin and is a Chartered Financial
Age: 48                             Analyst. An officer of 2 portfolios in the OppenheimerFunds complex.

MARK S. VANDEHEY,                   Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Vice
Vice President and Chief            President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and
Compliance Officer                  Shareholder Services, Inc. (since June 1983); Vice President and Director of Internal Audit
(since 2004)                        of the Manager (1997-February 2004). An officer of 96 portfolios in the OppenheimerFunds
Age: 56                             complex.

BRIAN W. WIXTED,                    Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of the
Treasurer and Principal             following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc.,
Financial & Accounting              Shareholder Services, Inc., Oppenheimer Real Asset Management Corporation, and Oppenheimer
Officer                             Partnership Holdings, Inc. (since March 1999), OFI Private Investments, Inc. (since March
(since 1999)                        2000), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI
Age: 47                             Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy
                                    Program (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following:
                                    OAC (since March 1999), Centennial Asset Management Corporation (March 1999-October 2003) and
                                    OppenheimerFunds Legacy Program (April 2000-June 2003); Principal and Chief Operating Officer
                                    of Bankers Trust Company-Mutual Fund Services Division (March 1995-March 1999). An officer of
                                    96 portfolios in the OppenheimerFunds complex.

BRIAN S. PETERSEN,                  Assistant Vice President of the Manager (since August 2002); Manager/Financial Product
Assistant Treasurer                 Accounting of the Manager (November 1998-July 2002). An officer of 96 portfolios in the
(since 2004)                        OppenheimerFunds complex.
Age: 36

BRIAN C. SZILAGYI,                  Assistant Vice President of the Manager (since July 2004); Director of Financial Reporting
Assistant Treasurer                 and Compliance of First Data Corporation (April 2003-July 2004); Manager of Compliance of
(since 2005)                        Berger Financial Group LLC (May 2001-March 2003); Director of Mutual Fund Operations at
Age: 36                             American Data Services, Inc. (September 2000-May 2001). An officer of 96 portfolios in the
                                    OppenheimerFunds complex.

ROBERT G. ZACK,                     Executive Vice President (since January 2004) and General Counsel (since March 2002) of the
Vice President and                  Manager; General Counsel and Director of the Distributor (since December 2001); General
Secretary                           Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice
(since 2001)                        President and General Counsel of HarbourView Asset Management Corporation (since December
Age: 58                             2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since
                                    September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and
                                    OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc.
                                    (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November
                                    2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services,
                                    Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General
                                    Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November
                                    2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice
                                    President and General Counsel of OFI Institutional Asset Management, Inc. (since November
                                    2001); Director of OppenheimerFunds (Asia) Limited (since December 2003); Senior Vice
                                    President (May 1985-December 2003), Acting General Counsel (November 2001-February 2002) and
                                    Associate General Counsel (May 1981-October 2001) of the Manager; Assistant Secretary of the
                                    following: Shareholder Services, Inc. (May 1985-November 2001), Shareholder Financial
                                    Services, Inc. (November 1989-November 2001), and OppenheimerFunds International Ltd.
                                    (September 1997-November 2001). An officer of 96 portfolios in the OppenheimerFunds complex.


                         27 | OPPENHEIMER MIDCAP FUND/VA

TRUSTEES AND OFFICERS  Unaudited/Continued
--------------------------------------------------------------------------------

LISA I. BLOOMBERG,                  Vice President and Associate Counsel of the Manager (since May 2004); First Vice President
Assistant Secretary                 (April 2001-April 2004), Associate General Counsel (December 2000-April 2004), Corporate Vice
(since 2004)                        President (May 1999-April 2001) and Assistant General Counsel (May 1999-December 2000) of UBS
Age: 39                             Financial Services Inc. (formerly, PaineWebber Incorporated). An officer of 96 portfolios in the OppenheimerFunds complex.

KATHLEEN T. IVES,                   Vice President (since June 1998) and Senior Counsel and Assistant Secretary (since October
Assistant Secretary                 2003) of the Manager; Vice President (since 1999) and Assistant Secretary (since October
(since 2001)                        2003) of the Distributor; Assistant Secretary of Centennial Asset Management Corporation
Age: 41                             (since October 2003); Vice President and Assistant Secretary of Shareholder Services, Inc.
                                    (since 1999); Assistant Secretary of OppenheimerFunds Legacy Program and Shareholder
                                    Financial Services, Inc. (since December 2001); Assistant Counsel of the Manager (August
                                    1994-October 2003). An officer of 96 portfolios in the OppenheimerFunds complex.

PHILLIP S. GILLESPIE,               Senior Vice President and Deputy General Counsel of the Manager (since September 2004); First
Assistant Secretary                 Vice President (2000-September 2004), Director (2000-September 2004) and Vice President
(since 2004)                        (1998-2000) of Merrill Lynch Investment Management. An officer of 96 portfolios in the
Age: 43                             OppenheimerFunds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND OFFICERS AND IS AVAILABLE WITHOUT CHARGE, UPON REQUEST, BY CALLING 1.800.981.2871.


                         28 | OPPENHEIMER MIDCAP FUND/VA



OPPENHEIMER MAIN STREET FUND/VA

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE. Although we are never satisfied with underperformance relative to the Fund's benchmark, the S&P 500 Index, we are nonetheless pleased that the Fund produced higher returns than its Lipper category average. Indeed, 2006 proved to be a relatively difficult year for actively managed equity funds, and we attribute our success compared to our peer group to our broadly diversified investment approach. Because our highly disciplined investment process avoids large "bets" on any particular security or market sector, the Fund was able to participate more fully in the market's broad-based rally.

      Our emphasis on mega-cap stocks also helped the Fund outperform its peer group average. Stocks with market capitalizations of approximately $47.3 billion or more constitute 40% of the total U.S. stock market capitalization, but they comprise 53% of the S&P 500 Index. Because our market capitalization models had indicated in the spring that the long cycle of small-cap outperformance was coming to an end, we repositioned the Fund to exhibit characteristics similar to those of the S&P 500 Index, enabling the Fund to benefit during the ongoing transition in market leadership to mega-cap companies.

      In addition, we attempted to optimize our stock selection models for different market environments, including seasonal factors. We employ a "Turn of the Year" model during the fourth and first quarters of each calendar year to position the fund for what historically has been a time of relatively strong performance among lower quality, relatively volatile stocks. This shift helped the fund participate more fully in a rally among "higher beta" stocks near year-end 2006.

      The success of the Fund's market capitalization and seasonal strategies was offset by relatively disappointing results from our security selection models in a number of industry groups. More specifically, the momentum factors considered by our stock selection models became less predictive of performance as market conditions evolved, and stocks that had done well over the first half of the year fared relatively poorly over the second half. For example, a number of energy companies had strong momentum characteristics after gaining value over the first half of 2006, but many of those companies lagged the averages during the second half as the U.S. economy slowed and commodity prices fell.

      As of the end of the reporting period, our market capitalization models have continued to indicate that larger companies are likely to do better than smaller ones over the foreseeable future, and we have maintained the Fund's focus on large- and mega-cap shares. Our stock selection models have assigned relatively high rankings to companies in the information technology, consumer discretionary and basic materials sectors, and generally lower rankings to stocks in the consumer staples, utilities and energy areas.

      During these relatively rare turning points in the market, we believe that broad diversification and careful risk management are keys to success under whatever market conditions lie ahead. Accordingly, the Fund is fully invested and we remain committed to our quantitative investment discipline, which is designed to produce excess returns without excessive risk. Indeed, our disciplined investment approach is essential to what makes Oppenheimer Main Street Fund/VA part of THE RIGHT WAY TO INVEST.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2006. In the case of Non-Service shares, performance is measured over a ten-fiscal-year period. In the case of Service shares, performance is measured from inception of the class on July 13, 2000. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

      The Fund's performance is compared to the performance of the S&P 500 Index, a broad-based index of equity securities widely regarded as a general measurement of the performance of the U.S. equity securities market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.


                       4 | OPPENHEIMER MAIN STREET FUND/VA

NON-SERVICE SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer Main Street Fund(R)/VA (Non-Service)

      S&P 500 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                  Oppenheimer
                                  Main Street
                                  Fund(R)/VA
                                 (Non-Service)             S&P 500 Index
                                 -------------             -------------
        12/31/1996                  $10,000                   $10,000
        03/31/1997                  $10,096                   $10,269
        06/30/1997                  $11,387                   $12,060
        09/30/1997                  $12,900                   $12,963
        12/31/1997                  $13,248                   $13,335
        03/31/1998                  $14,907                   $15,194
        06/30/1998                  $14,981                   $15,698
        09/30/1998                  $11,629                   $14,140
        12/31/1998                  $13,871                   $17,149
        03/31/1999                  $14,407                   $18,003
        06/30/1999                  $15,901                   $19,269
        09/30/1999                  $15,106                   $18,069
        12/31/1999                  $16,882                   $20,756
        03/31/2000                  $17,399                   $21,231
        06/30/2000                  $16,914                   $20,667
        09/30/2000                  $17,088                   $20,467
        12/31/2000                  $15,400                   $18,867
        03/31/2001                  $13,865                   $16,631
        06/30/2001                  $14,484                   $17,604
        09/30/2001                  $12,830                   $15,021
        12/31/2001                  $13,836                   $16,626
        03/31/2002                  $14,095                   $16,672
        06/30/2002                  $12,863                   $14,440
        09/30/2002                  $10,758                   $11,946
        12/31/2002                  $11,235                   $12,953
        03/31/2003                  $10,863                   $12,545
        06/30/2003                  $12,398                   $14,475
        09/30/2003                  $12,754                   $14,858
        12/31/2003                  $14,237                   $16,666
        03/31/2004                  $14,522                   $16,948
        06/30/2004                  $14,604                   $17,240
        09/30/2004                  $14,320                   $16,917
        12/31/2004                  $15,583                   $18,478
        03/31/2005                  $15,287                   $18,082
        06/30/2005                  $15,507                   $18,329
        09/30/2005                  $16,151                   $18,989
        12/31/2005                  $16,515                   $19,385
        03/31/2006                  $17,348                   $20,200
        06/30/2006                  $17,018                   $19,909
        09/30/2006                  $17,815                   $21,036
        12/31/2006                  $18,996                   $22,444

AVERAGE ANNUAL TOTAL RETURNS OF NON-SERVICE SHARES OF THE FUND AT 12/31/06

1-Year     15.03%    5-Year     6.55%    10-Year     6.63%

SERVICE SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer Main Street Fund(R)/VA (Service)

      S&P 500 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                  Oppenheimer
                                  Main Street
                                  Fund(R)/VA
                                  (Service)                S&P 500 Index
                                 -------------             -------------
        07/13/2000                  $10,000                   $10,000
        09/30/2000                  $ 9,813                   $ 9,903
        12/31/2000                  $ 8,839                   $ 9,129
        03/31/2001                  $ 7,952                   $ 8,047
        06/30/2001                  $ 8,308                   $ 8,518
        09/30/2001                  $ 7,353                   $ 7,268
        12/31/2001                  $ 7,931                   $ 8,045
        03/31/2002                  $ 8,075                   $ 8,067
        06/30/2002                  $ 7,364                   $ 6,987
        09/30/2002                  $ 6,151                   $ 5,780
        12/31/2002                  $ 6,425                   $ 6,267
        03/31/2003                  $ 6,197                   $ 6,070
        06/30/2003                  $ 7,077                   $ 7,004
        09/30/2003                  $ 7,277                   $ 7,189
        12/31/2003                  $ 8,123                   $ 8,064
        03/31/2004                  $ 8,280                   $ 8,201
        06/30/2004                  $ 8,322                   $ 8,342
        09/30/2004                  $ 8,155                   $ 8,186
        12/31/2004                  $ 8,866                   $ 8,941
        03/31/2005                  $ 8,695                   $ 8,749
        06/30/2005                  $ 8,816                   $ 8,869
        09/30/2005                  $ 9,176                   $ 9,188
        12/31/2005                  $ 9,375                   $ 9,380
        03/31/2006                  $ 9,844                   $ 9,774
        06/30/2006                  $ 9,647                   $ 9,633
        09/30/2006                  $10,098                   $10,179
        12/31/2006                  $10,759                   $10,860

AVERAGE ANNUAL TOTAL RETURNS OF SERVICE SHARES OF THE FUND AT 12/31/06

1-Year     14.76%    5-Year     6.29%    Since Inception (7/13/00)   1.14%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, CALL US AT 1.800.981.2871. THE FUND'S TOTAL RETURNS SHOULD NOT BE EXPECTED TO BE THE SAME AS THE RETURNS OF OTHER FUNDS, WHETHER OR NOT BOTH FUNDS HAVE THE SAME PORTFOLIO MANAGERS AND/OR SIMILAR NAMES. THE FUND'S TOTAL RETURNS DO NOT INCLUDE THE CHARGES ASSOCIATED WITH THE SEPARATE ACCOUNT PRODUCTS THAT OFFER THIS FUND. SUCH PERFORMANCE WOULD HAVE BEEN LOWER IF SUCH CHARGES WERE TAKEN INTO ACCOUNT.


                       5 | OPPENHEIMER MAIN STREET FUND/VA

FUND EXPENSES
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include redemption fees, if any; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2006.

ACTUAL EXPENSES. The "actual" lines of the table provide information about actual account values and actual expenses. You may use the information on this line for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the "actual" line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The "hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any charges associated with the separate accounts that offer this Fund. Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges were included, your costs would have been higher.

--------------------------------------------------------------------------------
                                     BEGINNING    ENDING       EXPENSES
                                     ACCOUNT      ACCOUNT      PAID DURING
                                     VALUE        VALUE        6 MONTHS ENDED
                                     (7/1/06)     (12/31/06)   DECEMBER 31, 2006
--------------------------------------------------------------------------------
Non-Service shares Actual            $1,000.00    $1,116.20    $3.58
--------------------------------------------------------------------------------
Non-Service shares Hypothetical       1,000.00     1,021.83     3.42
--------------------------------------------------------------------------------
Service shares Actual                 1,000.00     1,115.20     4.86
--------------------------------------------------------------------------------
Service shares Hypothetical           1,000.00     1,020.62     4.65

Hypothetical assumes 5% annual return before expenses.

Expenses are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding affiliated fund indirect expenses, based on the 6-month period ended December 31, 2006 are as follows:

CLASS                EXPENSE RATIOS
-----------------------------------
Non-Service shares        0.67%
-----------------------------------
Service shares            0.91

The expense ratios reflect voluntary waivers or reimbursements of expenses by the Fund's Manager that can be terminated at any time, without advance notice. The "Financial Highlights" tables in the Fund's financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements.
--------------------------------------------------------------------------------


                       6 | OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF INVESTMENTS  December 31, 2006
--------------------------------------------------------------------------------

                                                                         VALUE
                                                    SHARES          SEE NOTE 1
-------------------------------------------------------------------------------
COMMON STOCKS--99.4%
-------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--13.9%
-------------------------------------------------------------------------------
AUTO COMPONENTS--0.1%
ArvinMeritor, Inc. 1                                14,600     $       266,158
-------------------------------------------------------------------------------
Autoliv, Inc.                                        8,200             494,460
-------------------------------------------------------------------------------
Goodyear Tire & Rubber Co. (The) 1,2                23,100             484,869
-------------------------------------------------------------------------------
Johnson Controls, Inc.                               5,400             463,968
-------------------------------------------------------------------------------
Lear Corp. 1                                        16,400             484,292
-------------------------------------------------------------------------------
Tenneco, Inc. 2                                      4,200             103,824
                                                               ----------------
                                                                     2,297,571

-------------------------------------------------------------------------------
AUTOMOBILES--0.8%
Ford Motor Co. 1                                   312,400           2,346,124
-------------------------------------------------------------------------------
General Motors Corp. 1                             249,100           7,652,352
-------------------------------------------------------------------------------
Harley-Davidson, Inc. 1                             95,900           6,758,073
                                                               ----------------
                                                                    16,756,549

-------------------------------------------------------------------------------
DIVERSIFIED CONSUMER SERVICES--0.1%
Apollo Group, Inc., Cl. A 1,2                       11,300             440,361
-------------------------------------------------------------------------------
Career Education Corp. 1,2                          20,100             498,078
-------------------------------------------------------------------------------
ITT Educational Services, Inc. 2                     7,600             504,412
                                                               ----------------
                                                                     1,442,851

-------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--0.7%
Brinker International, Inc.                         12,100             364,936
-------------------------------------------------------------------------------
Carnival Corp.                                      59,800           2,933,190
-------------------------------------------------------------------------------
Chipotle Mexican Grill, Inc., Cl. B 2                7,419             385,788
-------------------------------------------------------------------------------
Domino's Pizza, Inc.                                 7,700             215,600
-------------------------------------------------------------------------------
Jack in the Box, Inc. 1,2                            5,100             311,304
-------------------------------------------------------------------------------
Las Vegas Sands Corp. 2                                900              80,532
-------------------------------------------------------------------------------
Starwood Hotels & Resorts
Worldwide, Inc.                                     36,300           2,268,750
-------------------------------------------------------------------------------
Wendy's International, Inc.                         16,900             559,221
-------------------------------------------------------------------------------
Yum! Brands, Inc.                                  128,700           7,567,560
                                                               ----------------
                                                                    14,686,881

-------------------------------------------------------------------------------
HOUSEHOLD DURABLES--0.0%
Snap-On, Inc.                                       11,100             528,804
-------------------------------------------------------------------------------
Tempur-Pedic International, Inc. 1,2                20,400             417,384
                                                               ----------------
                                                                       946,188

-------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL--0.3%
Expedia, Inc. 1,2                                   19,800             415,404
-------------------------------------------------------------------------------
IAC/InterActiveCorp 1,2                             85,200           3,166,032
-------------------------------------------------------------------------------
Liberty Media Holding Corp.-
Interactive, Series A 2                             88,500           1,908,945
-------------------------------------------------------------------------------
NetFlix.com, Inc. 1,2                                7,500             193,950
                                                               ----------------
                                                                     5,684,331

                                                                         VALUE
                                                    SHARES          SEE NOTE 1
-------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS--0.1%
Eastman Kodak Co. 1                                 20,500     $       528,900
-------------------------------------------------------------------------------
Hasbro, Inc.                                        22,000             599,500
-------------------------------------------------------------------------------
Marvel Entertainment, Inc. 1,2                      16,800             452,088
-------------------------------------------------------------------------------
Mattel, Inc.                                        34,600             784,036
                                                               ----------------
                                                                     2,364,524

-------------------------------------------------------------------------------
MEDIA--4.6%
CBS Corp., Cl. B                                    53,400           1,665,012
-------------------------------------------------------------------------------
Clear Channel Communications, Inc.                 303,700          10,793,498
-------------------------------------------------------------------------------
Comcast Corp., Cl. A 2                             186,400           7,890,312
-------------------------------------------------------------------------------
DirecTV Group, Inc. (The) 2                        147,500           3,678,650
-------------------------------------------------------------------------------
EchoStar Communications Corp.,
Cl. A 1,2                                           71,900           2,734,357
-------------------------------------------------------------------------------
Gannett Co., Inc.                                   33,800           2,043,548
-------------------------------------------------------------------------------
Idearc, Inc. 2                                      16,252             465,620
-------------------------------------------------------------------------------
Liberty Global, Inc., Series A 1,2                  39,000           1,136,850
-------------------------------------------------------------------------------
Liberty Media Holding Corp.-Capital,
Series A 1,2                                        60,900           5,966,982
-------------------------------------------------------------------------------
Live Nation, Inc. 2                                  3,100              69,440
-------------------------------------------------------------------------------
McGraw-Hill Cos., Inc. (The)                       122,000           8,298,440
-------------------------------------------------------------------------------
News Corp., Inc., Cl. A                            450,400           9,674,592
-------------------------------------------------------------------------------
Omnicom Group, Inc. 1                               92,700           9,690,858
-------------------------------------------------------------------------------
Time Warner, Inc.                                  684,800          14,914,944
-------------------------------------------------------------------------------
Viacom, Inc., Cl. B 2                              229,573           9,419,380
-------------------------------------------------------------------------------
Walt Disney Co. (The)                              324,300          11,113,761
                                                               ----------------
                                                                    99,556,244

-------------------------------------------------------------------------------
MULTILINE RETAIL--2.8%
Big Lots, Inc. 1,2                                  27,000             618,840
-------------------------------------------------------------------------------
Dillard's, Inc., Cl. A 1                            23,500             821,795
-------------------------------------------------------------------------------
Dollar Tree Stores, Inc. 1,2                        33,500           1,008,350
-------------------------------------------------------------------------------
Family Dollar Stores, Inc.                          28,300             830,039
-------------------------------------------------------------------------------
Federated Department Stores, Inc.                  315,300          12,022,389
-------------------------------------------------------------------------------
J.C. Penney Co., Inc. (Holding Co.) 1              134,600          10,412,656
-------------------------------------------------------------------------------
Kohl's Corp. 2                                     178,800          12,235,284
-------------------------------------------------------------------------------
Nordstrom, Inc.                                    215,600          10,637,704
-------------------------------------------------------------------------------
Sears Holdings Corp. 2                              35,900           6,028,687
-------------------------------------------------------------------------------
Target Corp.                                        80,600           4,598,230
                                                               ----------------
                                                                    59,213,974

-------------------------------------------------------------------------------
SPECIALTY RETAIL--4.1%
Abercrombie & Fitch Co., Cl. A 1                     9,800             682,374
-------------------------------------------------------------------------------
Aeropostale, Inc. 1,2                               13,800             426,006
-------------------------------------------------------------------------------
American Eagle Outfitters, Inc.                     19,950             622,640
-------------------------------------------------------------------------------
AnnTaylor Stores Corp. 2                            15,300             502,452
-------------------------------------------------------------------------------
AutoNation, Inc. 1,2                                16,700             356,044
-------------------------------------------------------------------------------
AutoZone, Inc. 1,2                                   5,700             658,692


                       7 | OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                         VALUE
                                                    SHARES          SEE NOTE 1
-------------------------------------------------------------------------------
SPECIALTY RETAIL Continued
Barnes & Noble, Inc.                                14,100     $       559,911
-------------------------------------------------------------------------------
Best Buy Co., Inc.                                 168,000           8,263,920
-------------------------------------------------------------------------------
Charming Shoppes, Inc. 1,2                           3,700              50,061
-------------------------------------------------------------------------------
Circuit City Stores, Inc./Circuit City
Group 1                                             22,400             425,152
-------------------------------------------------------------------------------
Dick's Sporting Goods, Inc. 2                        9,100             445,809
-------------------------------------------------------------------------------
Dress Barn, Inc. (The) 1,2                          17,300             403,609
-------------------------------------------------------------------------------
DSW, Inc., Cl. A 1,2                                   700              26,999
-------------------------------------------------------------------------------
Gap, Inc. (The)                                    383,800           7,484,100
-------------------------------------------------------------------------------
Group 1 Automotive, Inc. 1                           4,500             232,740
-------------------------------------------------------------------------------
Gymboree Corp. 2                                    10,800             412,128
-------------------------------------------------------------------------------
Home Depot, Inc.                                   645,900          25,939,344
-------------------------------------------------------------------------------
Limited Brands, Inc.                               198,300           5,738,802
-------------------------------------------------------------------------------
Lowe's Cos., Inc.                                  141,700           4,413,955
-------------------------------------------------------------------------------
Men's Wearhouse, Inc. (The) 1                       17,800             681,028
-------------------------------------------------------------------------------
Office Depot, Inc. 2                               256,100           9,775,337
-------------------------------------------------------------------------------
OfficeMax, Inc.                                     11,600             575,940
-------------------------------------------------------------------------------
Payless ShoeSource, Inc. 2                          15,800             518,556
-------------------------------------------------------------------------------
RadioShack Corp. 1                                  17,100             286,938
-------------------------------------------------------------------------------
Rent-A-Center, Inc. 1,2                             14,400             424,944
-------------------------------------------------------------------------------
Ross Stores, Inc. 1                                 19,600             574,280
-------------------------------------------------------------------------------
Select Comfort Corp. 1,2                             7,600             132,164
-------------------------------------------------------------------------------
Staples, Inc.                                      253,500           6,768,450
-------------------------------------------------------------------------------
TJX Cos., Inc. (The)                               387,000          11,037,240
                                                               ----------------
                                                                    88,419,615

-------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS--0.3%
Brown Shoe Co., Inc.                                 5,600             267,344
-------------------------------------------------------------------------------
Coach, Inc. 2                                      117,100           5,030,616
-------------------------------------------------------------------------------
Jones Apparel Group, Inc.                           11,800             394,474
-------------------------------------------------------------------------------
Polo Ralph Lauren Corp. 1                            7,700             597,982
-------------------------------------------------------------------------------
Skechers USA, Inc., Cl. A 1,2                        1,400              46,634
-------------------------------------------------------------------------------
Wolverine World Wide, Inc. 1                         7,500             213,900
                                                               ----------------
                                                                     6,550,950

-------------------------------------------------------------------------------
CONSUMER STAPLES--5.5%
-------------------------------------------------------------------------------
BEVERAGES--0.6%
Coca-Cola Co. (The)                                 87,600           4,226,700
-------------------------------------------------------------------------------
Molson Coors Brewing Co., Cl. B                      4,900             374,556
-------------------------------------------------------------------------------
PepsiCo, Inc.                                      132,750           8,303,513
                                                               ----------------
                                                                    12,904,769

-------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--1.6%
Kroger Co. (The)                                   305,900           7,057,113
-------------------------------------------------------------------------------
Safeway, Inc.                                      249,900           8,636,544
-------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                              386,900          17,867,042
                                                               ----------------
                                                                    33,560,699

                                                                         VALUE
                                                    SHARES          SEE NOTE 1
-------------------------------------------------------------------------------
FOOD PRODUCTS--0.3%
ConAgra Foods, Inc.                                162,900     $     4,398,300
-------------------------------------------------------------------------------
Dean Foods Co. 2                                     4,300             181,804
-------------------------------------------------------------------------------
Heinz (H.J.) Co.                                    17,300             778,673
-------------------------------------------------------------------------------
Kraft Foods, Inc., Cl. A 1                          28,600           1,021,020
-------------------------------------------------------------------------------
Sara Lee Corp.                                      66,200           1,127,386
                                                               ----------------
                                                                     7,507,183

-------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS--1.1%
Energizer Holdings, Inc. 1,2                         5,600             397,544
-------------------------------------------------------------------------------
Procter & Gamble Co. (The)                         366,615          23,562,346
                                                               ----------------
                                                                    23,959,890

-------------------------------------------------------------------------------
PERSONAL PRODUCTS--0.1%
Avon Products, Inc.                                 71,300           2,355,752
-------------------------------------------------------------------------------
NBTY, Inc. 2                                        13,900             577,823
                                                               ----------------
                                                                     2,933,575

-------------------------------------------------------------------------------
TOBACCO--1.8%
Altria Group, Inc.                                 414,700          35,589,554
-------------------------------------------------------------------------------
Reynolds American, Inc. 1                           22,900           1,499,263
-------------------------------------------------------------------------------
UST, Inc.                                           11,800             686,760
                                                               ----------------
                                                                    37,775,577

-------------------------------------------------------------------------------
ENERGY--8.3%
-------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--0.3%
Grey Wolf, Inc. 1,2                                 30,300             207,858
-------------------------------------------------------------------------------
Halliburton Co.                                    118,500           3,679,425
-------------------------------------------------------------------------------
Lone Star Technologies, Inc. 2                       4,400             213,004
-------------------------------------------------------------------------------
Parker Drilling Co. 2                               24,100             196,897
-------------------------------------------------------------------------------
Seacor Holdings, Inc. 1,2                            5,300             525,442
-------------------------------------------------------------------------------
Tidewater, Inc. 1                                   10,100             488,436
-------------------------------------------------------------------------------
Veritas DGC, Inc. 2                                  9,000             770,670
                                                               ----------------
                                                                     6,081,732

-------------------------------------------------------------------------------
OIL & GAS--8.0%
Chevron Corp.                                      423,026          31,105,102
-------------------------------------------------------------------------------
ConocoPhillips                                     363,783          26,174,187
-------------------------------------------------------------------------------
Devon Energy Corp.                                 105,700           7,090,356
-------------------------------------------------------------------------------
Exxon Mobil Corp.                                1,021,316          78,263,445
-------------------------------------------------------------------------------
Foundation Coal Holdings, Inc. 1                     5,800             184,208
-------------------------------------------------------------------------------
Frontier Oil Corp. 1                                22,700             652,398
-------------------------------------------------------------------------------
General Maritime Corp. 1                             5,900             207,621
-------------------------------------------------------------------------------
Hess Corp.                                          91,900           4,555,483
-------------------------------------------------------------------------------
Holly Corp.                                          9,600             493,440
-------------------------------------------------------------------------------
Marathon Oil Corp.                                 142,300          13,162,750
-------------------------------------------------------------------------------
Occidental Petroleum Corp.                          96,052           4,690,219
-------------------------------------------------------------------------------
OMI Corp. 1                                         10,600             224,402


                       8 | OPPENHEIMER MAIN STREET FUND/VA

                                                                         VALUE
                                                    SHARES          SEE NOTE 1
-------------------------------------------------------------------------------
OIL & GAS Continued
Overseas Shipholding Group, Inc. 1                   8,500     $       478,550
-------------------------------------------------------------------------------
Paramount Resources Ltd., Cl. A 2                  103,700           2,134,202
-------------------------------------------------------------------------------
Sunoco, Inc.                                        21,000           1,309,560
-------------------------------------------------------------------------------
Tesoro Corp.                                         8,700             572,199
-------------------------------------------------------------------------------
USEC, Inc. 1,2                                      32,100             408,312
                                                               ----------------
                                                                   171,706,434

-------------------------------------------------------------------------------
FINANCIALS--20.6%
-------------------------------------------------------------------------------
CAPITAL MARKETS--4.4%
Ameriprise Financial, Inc.                         131,200           7,150,400
-------------------------------------------------------------------------------
Bear Stearns Cos., Inc. (The)                       69,100          11,248,098
-------------------------------------------------------------------------------
BlackRock, Inc. 1                                   19,100           2,901,290
-------------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                     68,800          13,715,280
-------------------------------------------------------------------------------
Janus Capital Group, Inc.                           19,000             410,210
-------------------------------------------------------------------------------
Knight Capital Group, Inc., Cl. A 1,2               16,800             322,056
-------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc.                     191,600          14,967,792
-------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                          281,500          26,207,650
-------------------------------------------------------------------------------
Morgan Stanley                                     205,200          16,709,436
-------------------------------------------------------------------------------
Piper Jaffray Cos., Inc. 2                           3,200             208,480
                                                               ----------------
                                                                    93,840,692

-------------------------------------------------------------------------------
COMMERCIAL BANKS--3.0%
M&T Bank Corp.                                       7,500             916,200
-------------------------------------------------------------------------------
U.S. Bancorp                                       386,170          13,975,492
-------------------------------------------------------------------------------
Wachovia Corp.                                     333,893          19,015,206
-------------------------------------------------------------------------------
Wells Fargo & Co.                                  836,800          29,756,608
                                                               ----------------
                                                                    63,663,506

-------------------------------------------------------------------------------
CONSUMER FINANCE--0.4%
AmeriCredit Corp. 1,2                               47,900           1,205,643
-------------------------------------------------------------------------------
Capital One Financial Corp.                         81,000           6,222,420
-------------------------------------------------------------------------------
First Marblehead Corp. (The) 1                       9,750             532,838
-------------------------------------------------------------------------------
World Acceptance Corp. 1,2                           2,700             126,765
                                                               ----------------
                                                                     8,087,666

-------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--6.5%
Bank of America Corp.                              899,009          47,998,091
-------------------------------------------------------------------------------
Chicago Mercantile Exchange (The)                    6,200           3,160,450
-------------------------------------------------------------------------------
Citigroup, Inc.                                    850,788          47,388,892
-------------------------------------------------------------------------------
International Securities Exchange,
Inc., Cl. A 1                                        5,700             266,703
-------------------------------------------------------------------------------
JPMorgan Chase & Co.                               829,744          40,076,635
                                                               ----------------
                                                                   138,890,771

-------------------------------------------------------------------------------
INSURANCE--4.3%
ACE Ltd.                                            83,500           5,057,595
-------------------------------------------------------------------------------
Allstate Corp.                                     111,700           7,272,787
-------------------------------------------------------------------------------
AMBAC Financial Group, Inc.                          6,700             596,769

                                                                         VALUE
                                                    SHARES          SEE NOTE 1
-------------------------------------------------------------------------------
INSURANCE Continued
American International Group, Inc.                 423,340     $    30,336,544
-------------------------------------------------------------------------------
Assurant, Inc. 1                                    16,500             911,625
-------------------------------------------------------------------------------
CNA Financial Corp. 2                                6,200             249,984
-------------------------------------------------------------------------------
Hanover Insurance Group, Inc.                       10,000             488,000
-------------------------------------------------------------------------------
Lincoln National Corp.                              85,759           5,694,398
-------------------------------------------------------------------------------
Loews Corp.                                        197,500           8,190,325
-------------------------------------------------------------------------------
MBIA, Inc. 1                                        14,200           1,037,452
-------------------------------------------------------------------------------
MetLife, Inc. 1                                    171,700          10,132,017
-------------------------------------------------------------------------------
Nationwide Financial Services, Inc.,
Cl. A 1                                              6,100             330,620
-------------------------------------------------------------------------------
Old Republic International Corp.                       200               4,656
-------------------------------------------------------------------------------
Partnerre Holdings Ltd. 1                            3,000             213,090
-------------------------------------------------------------------------------
Principal Financial Group, Inc. (The)              139,000           8,159,300
-------------------------------------------------------------------------------
Prudential Financial, Inc. 1                        19,200           1,648,512
-------------------------------------------------------------------------------
RenaissanceRe Holdings Ltd.                          3,700             222,000
-------------------------------------------------------------------------------
Safeco Corp.                                         8,200             512,910
-------------------------------------------------------------------------------
Safety Insurance Group, Inc. 1                       1,900              96,349
-------------------------------------------------------------------------------
St. Paul Travelers Cos., Inc. (The)                222,200          11,929,918
-------------------------------------------------------------------------------
Zenith National Insurance Corp.                      3,200             150,112
                                                               ----------------
                                                                    93,234,963

-------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS--0.0%
CapitalSource, Inc. 1                                5,800             158,398
-------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE--2.0%
Astoria Financial Corp. 1                            1,050              31,668
-------------------------------------------------------------------------------
Corus Bankshares, Inc. 1                             3,100              71,517
-------------------------------------------------------------------------------
Countrywide Financial Corp.                        236,500          10,039,425
-------------------------------------------------------------------------------
Fannie Mae                                         245,100          14,556,489
-------------------------------------------------------------------------------
Freddie Mac                                        246,800          16,757,720
-------------------------------------------------------------------------------
MGIC Investment Corp. 1                              7,700             481,558
-------------------------------------------------------------------------------
PMI Group, Inc. (The) 1                             15,800             745,286
-------------------------------------------------------------------------------
Radian Group, Inc. 1                                18,300             986,553
                                                               ----------------
                                                                    43,670,216

-------------------------------------------------------------------------------
HEALTH CARE--11.6%
-------------------------------------------------------------------------------
BIOTECHNOLOGY--0.4%
Amgen, Inc. 2                                       85,900           5,867,829
-------------------------------------------------------------------------------
Biogen Idec, Inc. 1,2                               59,400           2,921,886
                                                               ----------------
                                                                     8,789,715

-------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--0.6%
Advanced Medical Optics, Inc. 1,2                    7,500             264,000
-------------------------------------------------------------------------------
Becton, Dickinson & Co.                             26,400           1,851,960
-------------------------------------------------------------------------------
Boston Scientific Corp. 2                           30,200             518,836
-------------------------------------------------------------------------------
Edwards Lifesciences Corp. 1,2                       7,300             343,392
-------------------------------------------------------------------------------
Immucor, Inc. 1,2                                   14,300             417,989
-------------------------------------------------------------------------------
Medtronic, Inc.                                     17,900             957,829


                       9 | OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                         VALUE
                                                    SHARES          SEE NOTE 1
-------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES Continued
Mentor Corp. 1                                       9,700     $       474,039
-------------------------------------------------------------------------------
Stryker Corp.                                       13,800             760,518
-------------------------------------------------------------------------------
Zimmer Holdings, Inc. 2                             85,900           6,732,842
                                                               ----------------
                                                                    12,321,405

-------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--4.2%
Aetna, Inc.                                        247,000          10,665,460
-------------------------------------------------------------------------------
AMERIGROUP Corp. 1,2                                12,300             441,447
-------------------------------------------------------------------------------
AmerisourceBergen Corp. 1                           45,300           2,036,688
-------------------------------------------------------------------------------
Cardinal Health, Inc.                                7,700             496,111
-------------------------------------------------------------------------------
Caremark Rx, Inc.                                  235,000          13,420,850
-------------------------------------------------------------------------------
Centene Corp. 1,2                                   12,800             314,496
-------------------------------------------------------------------------------
CIGNA Corp.                                         44,000           5,789,080
-------------------------------------------------------------------------------
Coventry Health Care, Inc. 2                        12,200             610,610
-------------------------------------------------------------------------------
Humana, Inc. 2                                     108,800           6,017,728
-------------------------------------------------------------------------------
Laboratory Corp. of America
Holdings 1,2                                        15,800           1,160,826
-------------------------------------------------------------------------------
Lincare Holdings, Inc. 1,2                           1,000              39,840
-------------------------------------------------------------------------------
McKesson Corp.                                     128,600           6,520,020
-------------------------------------------------------------------------------
Medco Health Solutions, Inc. 2                      13,800             737,472
-------------------------------------------------------------------------------
UnitedHealth Group, Inc.                           444,948          23,907,056
-------------------------------------------------------------------------------
WellCare Health Plans, Inc. 1,2                      5,100             351,390
-------------------------------------------------------------------------------
WellPoint, Inc. 2                                  228,812          18,005,216
                                                               ----------------
                                                                    90,514,290

-------------------------------------------------------------------------------
HEALTH CARE TECHNOLOGY--0.0%
Emdeon Corp. 1,2                                    30,900             382,851
-------------------------------------------------------------------------------
LIFE SCIENCES TOOLS & SERVICES--0.3%
Applera Corp./Applied Biosystems
Group                                               38,300           1,405,227
-------------------------------------------------------------------------------
Thermo Fisher Scientific, Inc. 2                   117,100           5,303,459
                                                               ----------------
                                                                     6,708,686

-------------------------------------------------------------------------------
PHARMACEUTICALS--6.1%
Abbott Laboratories                                134,500           6,551,495
-------------------------------------------------------------------------------
Eli Lilly & Co.                                     21,900           1,140,990
-------------------------------------------------------------------------------
Endo Pharmaceuticals Holdings, Inc. 1,2             20,500             565,390
-------------------------------------------------------------------------------
Forest Laboratories, Inc. 1,2                      193,400           9,786,040
-------------------------------------------------------------------------------
Johnson & Johnson                                  598,506          39,513,366
-------------------------------------------------------------------------------
King Pharmaceuticals, Inc. 2                        22,200             353,424
-------------------------------------------------------------------------------
Merck & Co., Inc.                                  590,400          25,741,440
-------------------------------------------------------------------------------
Mylan Laboratories, Inc.                            18,400             367,264
-------------------------------------------------------------------------------
Pfizer, Inc.                                     1,688,500          43,732,150
-------------------------------------------------------------------------------
Watson Pharmaceuticals, Inc. 2                      12,400             322,772
-------------------------------------------------------------------------------
Wyeth                                               49,900           2,540,908
                                                               ----------------
                                                                   130,615,239

                                                                         VALUE
                                                    SHARES          SEE NOTE 1
-------------------------------------------------------------------------------
INDUSTRIALS--10.6%
-------------------------------------------------------------------------------
AEROSPACE & DEFENSE--3.1%
Armor Holdings, Inc. 1,2                             4,000     $       219,400
-------------------------------------------------------------------------------
General Dynamics Corp.                             162,300          12,067,005
-------------------------------------------------------------------------------
Honeywell International, Inc.                      270,000          12,214,800
-------------------------------------------------------------------------------
Lockheed Martin Corp.                              166,300          15,311,241
-------------------------------------------------------------------------------
Northrop Grumman Corp.                             192,000          12,998,400
-------------------------------------------------------------------------------
Orbital Sciences Corp. 1,2                           1,200              22,128
-------------------------------------------------------------------------------
Raytheon Co.                                       252,400          13,326,720
-------------------------------------------------------------------------------
United Technologies Corp.                           17,100           1,069,092
                                                               ----------------
                                                                    67,228,786

-------------------------------------------------------------------------------
AIRLINES--0.1%
AMR Corp. 1,2                                       20,900             631,807
-------------------------------------------------------------------------------
Continental Airlines, Inc., Cl. B 1,2               23,100             952,875
                                                               ----------------
                                                                     1,584,682

-------------------------------------------------------------------------------
BUILDING PRODUCTS--0.0%
Masco Corp.                                         27,400             818,438
-------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--0.2%
Administaff, Inc. 1                                  9,600             410,592
-------------------------------------------------------------------------------
Corrections Corp. of America 2                       5,900             266,857
-------------------------------------------------------------------------------
Covanta Holding Corp. 1,2                           14,900             328,396
-------------------------------------------------------------------------------
Deluxe Corp. 1                                      14,400             362,880
-------------------------------------------------------------------------------
Harland (John H.) Co. 1                              4,400             220,880
-------------------------------------------------------------------------------
Ikon Office Solutions, Inc. 1                        7,700             126,049
-------------------------------------------------------------------------------
Labor Ready, Inc. 1,2                               22,200             406,926
-------------------------------------------------------------------------------
Manpower, Inc.                                      15,700           1,176,401
-------------------------------------------------------------------------------
Watson Wyatt & Co. Holdings 1                        2,700             121,905
                                                               ----------------
                                                                     3,420,886

-------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING--0.1%
Chicago Bridge & Iron Co. NV                        15,000             410,100
-------------------------------------------------------------------------------
EMCOR Group, Inc. 2                                  7,100             403,635
-------------------------------------------------------------------------------
Granite Construction, Inc. 1                        12,500             629,000
                                                               ----------------
                                                                     1,442,735

-------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--0.1%
Acuity Brands, Inc. 1                               11,900             619,276
-------------------------------------------------------------------------------
Belden CDT, Inc. 1                                   6,400             250,176
-------------------------------------------------------------------------------
Emerson Electric Co.                                17,800             784,802
-------------------------------------------------------------------------------
Regal-Beloit Corp. 1                                 2,700             141,777
                                                               ----------------
                                                                     1,796,031

-------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--4.0%
3M Co.                                              86,000           6,701,980
-------------------------------------------------------------------------------
General Electric Co.                             1,598,500          59,480,185
-------------------------------------------------------------------------------
Tyco International Ltd.                            616,200          18,732,480
                                                               ----------------
                                                                    84,914,645


                      10 | OPPENHEIMER MAIN STREET FUND/VA

                                                                         VALUE
                                                    SHARES          SEE NOTE 1
-------------------------------------------------------------------------------
MACHINERY--2.5%
AGCO Corp. 1,2                                      16,700     $       516,698
-------------------------------------------------------------------------------
Caterpillar, Inc.                                  235,700          14,455,481
-------------------------------------------------------------------------------
Cummins, Inc. 1                                      4,100             484,538
-------------------------------------------------------------------------------
Danaher Corp. 1                                    163,300          11,829,452
-------------------------------------------------------------------------------
Deere & Co.                                        111,400          10,590,798
-------------------------------------------------------------------------------
Eaton Corp.                                         92,800           6,972,992
-------------------------------------------------------------------------------
Gardner Denver, Inc. 1,2                             5,800             216,398
-------------------------------------------------------------------------------
Illinois Tool Works, Inc.                          126,900           5,861,511
-------------------------------------------------------------------------------
Ingersoll-Rand Co. Ltd., Cl. A 1                    25,900           1,013,467
-------------------------------------------------------------------------------
Kaydon Corp. 1                                       1,900              75,506
-------------------------------------------------------------------------------
Manitowoc Co., Inc. (The)                            6,400             380,352
-------------------------------------------------------------------------------
SPX Corp.                                           16,900           1,033,604
-------------------------------------------------------------------------------
Toro Co. (The) 1                                     9,700             452,311
-------------------------------------------------------------------------------
Valmont Industries, Inc. 1                           2,200             122,078
-------------------------------------------------------------------------------
Wabtec Corp.                                         2,600              78,988
                                                               ----------------
                                                                    54,084,174

-------------------------------------------------------------------------------
ROAD & RAIL--0.5%
CSX Corp.                                          236,000           8,125,480
-------------------------------------------------------------------------------
Kansas City Southern 1,2                             2,300              66,654
-------------------------------------------------------------------------------
Laidlaw International, Inc.                         12,700             386,461
-------------------------------------------------------------------------------
Norfolk Southern Corp.                              51,400           2,584,906
-------------------------------------------------------------------------------
Swift Transportation Co., Inc. 1,2                   8,200             215,414
                                                               ----------------
                                                                    11,378,915

-------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--19.8%
-------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--2.6%
ADTRAN, Inc. 1                                       8,800             199,760
-------------------------------------------------------------------------------
Arris Group, Inc. 2                                 34,900             436,599
-------------------------------------------------------------------------------
Avaya, Inc. 1,2                                     51,400             718,572
-------------------------------------------------------------------------------
Cisco Systems, Inc. 2                              983,100          26,868,123
-------------------------------------------------------------------------------
CommScope, Inc. 1,2                                 13,700             417,576
-------------------------------------------------------------------------------
InterDigital Communications Corp. 1,2                6,300             211,365
-------------------------------------------------------------------------------
Motorola, Inc.                                     774,200          15,917,552
-------------------------------------------------------------------------------
Polycom, Inc. 1,2                                   28,600             884,026
-------------------------------------------------------------------------------
QUALCOMM, Inc.                                     242,300           9,156,517
-------------------------------------------------------------------------------
UTStarcom, Inc. 1,2                                 47,000             411,250
                                                               ----------------
                                                                    55,221,340

-------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--4.8%
Brocade Communications Systems,
Inc. 1,2                                            58,100             477,001
-------------------------------------------------------------------------------
Dell, Inc. 2                                       823,700          20,666,633
-------------------------------------------------------------------------------
Diebold, Inc. 1                                     11,800             549,880
-------------------------------------------------------------------------------
EMC Corp. 1,2                                      896,400          11,832,480
-------------------------------------------------------------------------------
Emulex Corp. 1,2                                    20,600             401,906

                                                                         VALUE
                                                    SHARES          SEE NOTE 1
-------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS Continued
Hewlett-Packard Co.                                626,200     $    25,793,178
-------------------------------------------------------------------------------
International Business Machines
Corp.                                              383,300          37,237,595
-------------------------------------------------------------------------------
Lexmark International, Inc., Cl. A 1,2               9,800             717,360
-------------------------------------------------------------------------------
NCR Corp. 2                                         13,800             590,088
-------------------------------------------------------------------------------
Network Appliance, Inc. 2                           98,500           3,869,080
-------------------------------------------------------------------------------
QLogic Corp. 2                                      18,400             403,328
                                                               ----------------
                                                                   102,538,529

-------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.5%
Agilent Technologies, Inc. 2                       246,200           8,580,070
-------------------------------------------------------------------------------
Avnet, Inc. 1,2                                     11,700             298,701
-------------------------------------------------------------------------------
AVX Corp. 1                                         10,500             155,295
-------------------------------------------------------------------------------
Plexus Corp. 1,2                                     1,800              42,984
-------------------------------------------------------------------------------
Solectron Corp. 2                                   37,100             119,462
-------------------------------------------------------------------------------
Tech Data Corp. 2                                   13,300             503,671
-------------------------------------------------------------------------------
Tektronix, Inc.                                     10,100             294,617
-------------------------------------------------------------------------------
Vishay Intertechnology, Inc. 1,2                    21,600             292,464
                                                               ----------------
                                                                    10,287,264

-------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES--1.4%
Digital River, Inc. 1,2                              5,800             323,582
-------------------------------------------------------------------------------
EarthLink, Inc. 1,2                                 34,500             244,950
-------------------------------------------------------------------------------
Google, Inc., Cl. A 2                               57,900          26,661,792
-------------------------------------------------------------------------------
Sohu.com, Inc. 2                                     2,500              60,000
-------------------------------------------------------------------------------
United Online, Inc. 1                               32,500             431,600
-------------------------------------------------------------------------------
ValueClick, Inc. 1,2                                14,400             340,272
-------------------------------------------------------------------------------
VeriSign, Inc. 1,2                                  21,600             519,480
-------------------------------------------------------------------------------
WebEx Communications, Inc. 1,2                       5,700             198,873
-------------------------------------------------------------------------------
Websense, Inc. 1,2                                  12,100             276,243
                                                               ----------------
                                                                    29,056,792

-------------------------------------------------------------------------------
IT SERVICES--1.5%
Acxiom Corp.                                         8,700             223,155
-------------------------------------------------------------------------------
Affiliated Computer Services, Inc.,
Cl. A 2                                                800              39,072
-------------------------------------------------------------------------------
BISYS Group, Inc. (The) 1,2                          1,900              24,529
-------------------------------------------------------------------------------
Ceridian Corp. 1,2                                  15,500             433,690
-------------------------------------------------------------------------------
Computer Sciences Corp. 2                           15,000             800,550
-------------------------------------------------------------------------------
Convergys Corp. 2                                   23,100             549,318
-------------------------------------------------------------------------------
CSG Systems International, Inc. 2                    7,400             197,802
-------------------------------------------------------------------------------
DST Systems, Inc. 1,2                                9,000             563,670
-------------------------------------------------------------------------------
Electronic Data Systems Corp.                      223,400           6,154,670
-------------------------------------------------------------------------------
First Data Corp. 1                                 507,100          12,941,192
-------------------------------------------------------------------------------
Fiserv, Inc. 2                                      11,300             592,346
-------------------------------------------------------------------------------
Gartner, Inc., Cl. A 2                               4,500              89,055
-------------------------------------------------------------------------------
Hewitt Associates, Inc. 1,2                            900              23,175


                      11 | OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                         VALUE
                                                    SHARES          SEE NOTE 1
-------------------------------------------------------------------------------
IT SERVICES Continued
MPS Group, Inc. 1,2                                 15,000     $       212,700
-------------------------------------------------------------------------------
Paychex, Inc.                                      138,400           5,472,336
-------------------------------------------------------------------------------
Sabre Holdings Corp.                                20,300             647,367
-------------------------------------------------------------------------------
Western Union Co.                                  167,900           3,764,318
                                                               ----------------
                                                                    32,728,945

-------------------------------------------------------------------------------
OFFICE ELECTRONICS--0.5%
Xerox Corp. 2                                      677,700          11,487,015
-------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--3.8%
Agere Systems, Inc. 2                               20,300             389,151
-------------------------------------------------------------------------------
Altera Corp. 2                                      28,900             568,752
-------------------------------------------------------------------------------
Amkor Technology, Inc. 1,2                          42,200             394,148
-------------------------------------------------------------------------------
Analog Devices, Inc.                               322,800          10,610,436
-------------------------------------------------------------------------------
Applied Materials, Inc.                            586,600          10,822,770
-------------------------------------------------------------------------------
Atmel Corp. 2                                       12,000              72,600
-------------------------------------------------------------------------------
Cymer, Inc. 1,2                                      9,200             404,340
-------------------------------------------------------------------------------
Fairchild Semiconductor
International, Inc., Cl. A 1,2                         600              10,086
-------------------------------------------------------------------------------
Hittite Microwave Corp. 1,2                          6,200             200,384
-------------------------------------------------------------------------------
Integrated Device Technology, Inc. 2                50,500             781,740
-------------------------------------------------------------------------------
Intel Corp.                                      1,298,800          26,300,700
-------------------------------------------------------------------------------
Intersil Corp., Cl. A                               23,100             552,552
-------------------------------------------------------------------------------
Linear Technology Corp.                             19,200             582,144
-------------------------------------------------------------------------------
LSI Logic Corp. 1,2                                 60,500             544,500
-------------------------------------------------------------------------------
Micrel, Inc. 1,2                                    23,100             249,018
-------------------------------------------------------------------------------
Micron Technology, Inc. 2                          253,300           3,536,068
-------------------------------------------------------------------------------
National Semiconductor Corp. 1                      31,200             708,240
-------------------------------------------------------------------------------
Novellus Systems, Inc. 1,2                          18,000             619,560
-------------------------------------------------------------------------------
NVIDIA Corp. 2                                     206,000           7,624,060
-------------------------------------------------------------------------------
OmniVision Technologies, Inc. 1,2                   22,200             303,030
-------------------------------------------------------------------------------
Silicon Image, Inc. 1,2                             31,800             404,496
-------------------------------------------------------------------------------
Teradyne, Inc. 1,2                                  36,000             538,560
-------------------------------------------------------------------------------
Texas Instruments, Inc.                            532,400          15,333,120
-------------------------------------------------------------------------------
Varian Semiconductor Equipment
Associates, Inc. 1,2                                12,500             569,000
-------------------------------------------------------------------------------
Verigy Ltd. 2                                       29,347             520,909
                                                               ----------------
                                                                    82,640,364

-------------------------------------------------------------------------------
SOFTWARE--4.7%
Amdocs Ltd. 2                                       11,000             426,250
-------------------------------------------------------------------------------
BEA Systems, Inc. 2                                 82,800           1,041,624
-------------------------------------------------------------------------------
BMC Software, Inc. 2                                39,700           1,278,340
-------------------------------------------------------------------------------
CA, Inc. 1                                         201,700           4,568,505
-------------------------------------------------------------------------------
Cadence Design Systems, Inc. 1,2                    34,800             623,268
-------------------------------------------------------------------------------
Check Point Software Technologies
Ltd. 2                                               7,900             173,168

                                                                         VALUE
                                                    SHARES          SEE NOTE 1
-------------------------------------------------------------------------------
SOFTWARE Continued
Cognos, Inc. 1,2                                     5,400     $       229,284
-------------------------------------------------------------------------------
Compuware Corp. 2                                   61,900             515,627
-------------------------------------------------------------------------------
Fair Isaac Corp. 1                                  19,800             804,870
-------------------------------------------------------------------------------
Hyperion Solutions Corp. 2                          13,300             478,002
-------------------------------------------------------------------------------
Intuit, Inc. 2                                     338,400          10,324,584
-------------------------------------------------------------------------------
McAfee, Inc. 2                                      20,800             590,304
-------------------------------------------------------------------------------
Mentor Graphics Corp. 1,2                           23,500             423,705
-------------------------------------------------------------------------------
MICROS Systems, Inc. 1,2                             5,500             289,850
-------------------------------------------------------------------------------
Microsoft Corp.                                  1,362,700          40,690,222
-------------------------------------------------------------------------------
MicroStrategy, Inc., Cl. A 1,2                       3,600             410,436
-------------------------------------------------------------------------------
Novell, Inc. 2                                      36,700             227,540
-------------------------------------------------------------------------------
Oracle Corp. 2                                   1,336,100          22,900,754
-------------------------------------------------------------------------------
Sybase, Inc. 1,2                                    21,500             531,050
-------------------------------------------------------------------------------
Symantec Corp. 1,2                                 627,300          13,079,205
-------------------------------------------------------------------------------
Synopsys, Inc. 2                                    37,600           1,005,048
-------------------------------------------------------------------------------
TIBCO Software, Inc. 2                               6,500              61,360
                                                               ----------------
                                                                   100,672,996

-------------------------------------------------------------------------------
MATERIALS--3.7%
-------------------------------------------------------------------------------
CHEMICALS--1.3%
Air Products & Chemicals, Inc.                      30,900           2,171,652
-------------------------------------------------------------------------------
Albemarle Corp. 1                                    7,500             538,500
-------------------------------------------------------------------------------
Ashland, Inc. 1                                      8,700             601,866
-------------------------------------------------------------------------------
Dow Chemical Co. (The)                             324,900          12,976,506
-------------------------------------------------------------------------------
Fuller (H.B.) Co. 1                                  9,600             247,872
-------------------------------------------------------------------------------
Hercules, Inc. 2                                    26,800             517,508
-------------------------------------------------------------------------------
Lubrizol Corp. (The)                                 7,100             355,923
-------------------------------------------------------------------------------
Lyondell Chemical Co. 1                             31,000             792,670
-------------------------------------------------------------------------------
NewMarket Corp. 1                                    6,700             395,635
-------------------------------------------------------------------------------
OM Group, Inc. 2                                     8,800             398,464
-------------------------------------------------------------------------------
PPG Industries, Inc. 1                              60,000           3,852,600
-------------------------------------------------------------------------------
Rohm & Haas Co. 1                                   88,400           4,519,008
-------------------------------------------------------------------------------
Tronox, Inc., Cl. B 1                                1,019              16,090
                                                               ----------------
                                                                    27,384,294

-------------------------------------------------------------------------------
CONSTRUCTION MATERIALS--0.0%
Eagle Materials, Inc. 1                             11,700             505,791
-------------------------------------------------------------------------------
Headwaters, Inc. 1,2                                17,600             421,696
                                                               ----------------
                                                                       927,487

-------------------------------------------------------------------------------
CONTAINERS & PACKAGING--0.1%
Packaging Corp. of America                           4,100              90,610
-------------------------------------------------------------------------------
Pactiv Corp. 2                                      28,600           1,020,734
                                                               ----------------
                                                                     1,111,344


                      12 | OPPENHEIMER MAIN STREET FUND/VA

                                                                         VALUE
                                                    SHARES          SEE NOTE 1
-------------------------------------------------------------------------------
METALS & MINING--2.3%
AK Steel Holding Corp. 1,2                          38,300     $       647,270
-------------------------------------------------------------------------------
Alcoa, Inc.                                        326,400           9,795,264
-------------------------------------------------------------------------------
Carpenter Technology Corp.                           9,300             953,436
-------------------------------------------------------------------------------
Chaparral Steel Co.                                 10,600             469,262
-------------------------------------------------------------------------------
Cleveland-Cliffs, Inc. 1                             8,800             426,272
-------------------------------------------------------------------------------
Freeport-McMoRan Copper & Gold,
Inc., Cl. B 1                                       80,600           4,491,838
-------------------------------------------------------------------------------
Nucor Corp.                                        211,600          11,566,056
-------------------------------------------------------------------------------
Oregon Steel Mills, Inc. 2                           5,000             312,050
-------------------------------------------------------------------------------
Phelps Dodge Corp.                                 110,100          13,181,172
-------------------------------------------------------------------------------
Quanex Corp. 1                                       9,550             330,335
-------------------------------------------------------------------------------
Southern Copper Corp. 1                            103,000           5,550,670
-------------------------------------------------------------------------------
Steel Dynamics, Inc. 1                              20,500             665,225
-------------------------------------------------------------------------------
United States Steel Corp.                           13,000             950,820
                                                               ----------------
                                                                    49,339,670

-------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS--0.0%
Louisiana-Pacific Corp. 1                           14,500             312,185
-------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--4.9%
-------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--3.9%
AT&T, Inc.                                         787,178          28,141,614
-------------------------------------------------------------------------------
BellSouth Corp.                                    478,000          22,518,580
-------------------------------------------------------------------------------
CenturyTel, Inc. 1                                  25,500           1,113,330
-------------------------------------------------------------------------------
Citizens Communications Co.                         33,700             484,269
-------------------------------------------------------------------------------
Embarq Corp.                                        10,196             535,902
-------------------------------------------------------------------------------
Qwest Communications International,
Inc. 2                                              50,500             422,685
-------------------------------------------------------------------------------
Verizon Communications, Inc.                       806,656          30,039,869
                                                               ----------------
                                                                    83,256,249

-------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES--1.0%
Dobson Communications Corp.,
Cl. A 2                                             20,500             178,555
-------------------------------------------------------------------------------
Sprint Nextel Corp.                              1,084,223          20,480,972
-------------------------------------------------------------------------------
Telephone & Data Systems, Inc. 1                    12,400             673,692
                                                               ----------------
                                                                    21,333,219

-------------------------------------------------------------------------------
UTILITIES--0.5%
-------------------------------------------------------------------------------
ELECTRIC UTILITIES--0.1%
American Electric Power Co., Inc.                   48,000           2,043,840
-------------------------------------------------------------------------------
Progress Energy, Inc., Contingent
Value Obligation 2,3                                32,000               9,920
                                                               ----------------
                                                                     2,053,760

-------------------------------------------------------------------------------
GAS UTILITIES--0.0%
ONEOK, Inc.                                         13,800             595,056

                                                                         VALUE
                                                    SHARES          SEE NOTE 1
-------------------------------------------------------------------------------
MULTI-UTILITIES & UNREGULATED POWER--0.4%
Alliant Energy Corp.                                 2,900     $       109,533
-------------------------------------------------------------------------------
Avista Corp. 1                                       2,100              53,151
-------------------------------------------------------------------------------
CenterPoint Energy, Inc. 1                          29,600             490,768
-------------------------------------------------------------------------------
PG&E Corp.                                         184,200           8,718,185
                                                               ----------------
                                                                     9,371,637
                                                               ----------------
Total Common Stocks
(Cost $1,746,543,505)                                            2,132,215,373

-------------------------------------------------------------------------------
PREFERRED STOCKS--0.0%
-------------------------------------------------------------------------------
Wachovia Corp., Dividend Equalization
Preferred Shares (Cost $0)                           6,000                  15

                                                     UNITS
-------------------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES--0.0%
-------------------------------------------------------------------------------
Dime Bancorp, Inc. Wts., Exp. 1/2/10 2              31,900               4,626
-------------------------------------------------------------------------------
Lucent Technologies, Inc. Wts., Exp.
12/10/07 2                                           4,837               1,499
                                                               ----------------
Total Rights, Warrants and
Certificates (Cost $0)                                                   6,125

                                                    SHARES
-------------------------------------------------------------------------------
MONEY MARKET FUND--0.6%
-------------------------------------------------------------------------------
Oppenheimer Institutional Money
Market Fund, Cl. E, 5.25% 4,5
(Cost $12,793,527)                              12,793,527          12,793,527
-------------------------------------------------------------------------------
Total Investments, at Value
(excluding Investments Purchased
with Cash Collateral from Securities
Loaned) (Cost $1,759,337,032)                                    2,145,015,040

                                                 PRINCIPAL
                                                    AMOUNT
-------------------------------------------------------------------------------
INVESTMENTS PURCHASED WITH CASH COLLATERAL
FROM SECURITIES LOANED--5.2% 6
-------------------------------------------------------------------------------
ASSET BACKED FLOATING NOTE--0.2%
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-HE1, Cl. A1, 5.41%,
1/25/07                                        $ 1,373,669           1,373,669
-------------------------------------------------------------------------------
Countrywide Asset-Backed Certificates,
Series 2005-17, Cl. 4AV1, 5.46%,
1/25/07                                            669,068             669,068
-------------------------------------------------------------------------------
Countrywide Asset-Backed Certificates,
Series 2006-2, Cl. 2A1, 5.42%,
1/25/07                                          1,656,970           1,656,970
-------------------------------------------------------------------------------
GSAA Home Equity Trust, Series
2005-15, Cl. 2A1, 5.44%, 1/25/07                 1,239,628           1,239,628
-------------------------------------------------------------------------------
Money Market Trust, Series
A-2, 5.43%, 1/16/07                              1,000,000           1,000,000
                                                               ----------------
                                                                     5,939,335


                      13 | OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                 PRINCIPAL               VALUE
                                                    AMOUNT          SEE NOTE 1
-------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS--2.7%
Undivided interest of 1.40% in joint repurchase
agreement (Principal Amount/Value $4,100,000,000,
with a maturity value of $4,102,437,222) with
Nomura Securities, 5.35%, dated 12/29/06, to
be repurchased at $57,509,120 on 1/2/07,
collateralized by U.S. Agency Mortgages,
0.00%-22.12%, 3/15/14-5/1/46,
with a value of $4,182,000,000                 $57,474,954     $    57,474,954
-------------------------------------------------------------------------------
MASTER FLOATING NOTE--0.1%
Citigroup Global Markets, Inc.,
5.38%, 1/2/07                                    1,400,000           1,400,000
-------------------------------------------------------------------------------
MEDIUM-TERM FLOATING NOTE--2.0%
American Express Credit Corp.,
5.36%, 1/16/07                                   2,000,000           2,000,000
-------------------------------------------------------------------------------
Bear Stearns, 5.37%, 1/2/07                      2,000,000           2,000,000
-------------------------------------------------------------------------------
CC USA, Inc., 5.37%, 1/2/07                      2,000,000           2,000,000
-------------------------------------------------------------------------------
CC USA, Inc., 5.37%, 1/2/07                      3,000,000           3,000,000
-------------------------------------------------------------------------------
Citigroup Funding, Inc., 5.36%,
1/2/07                                           3,000,000           3,000,000
-------------------------------------------------------------------------------
Dorada Finance, Inc., 5.37%, 1/2/07              4,000,000           4,000,000
-------------------------------------------------------------------------------
Goldman Sachs Group, Inc., 5.47%,
1/2/07                                           4,000,000           4,000,000
-------------------------------------------------------------------------------
HSBC Finance Corp., 5.34%, 1/8/07                3,000,000           3,000,000
-------------------------------------------------------------------------------
Landsbanki Islands HF, 5.43%, 1/16/07            4,000,000           4,000,000
-------------------------------------------------------------------------------
LINKS Finance LLC, 5.37%, 1/2/07                 3,000,142           3,000,142

                                                 PRINCIPAL               VALUE
                                                    AMOUNT          SEE NOTE 1
-------------------------------------------------------------------------------
MEDIUM-TERM FLOATING NOTE Continued
MBIA Global Funding LLC, 5.36%,
1/30/07                                        $ 3,000,000     $     3,000,000
-------------------------------------------------------------------------------
MBIA Global Funding LLC, 5.37%,
1/2/07                                           2,500,000           2,500,000
-------------------------------------------------------------------------------
Sigma Finance, Inc., 5.37%, 1/2/07               3,000,000           3,000,000
-------------------------------------------------------------------------------
Tango Finance Corp., 5.38%, 1/2/07               4,498,874           4,498,874
                                                               ----------------
                                                                    42,999,016

-------------------------------------------------------------------------------
YANKEE FLOATING CERTIFICATE OF DEPOSIT--0.2%
Natexis Banques Populaires NY, 5.37%,
1/2/07                                           2,000,000           2,000,000
-------------------------------------------------------------------------------
Natexis Banques Populaires NY, 5.39%,
1/2/07                                           1,999,758           1,999,758
                                                               ----------------
                                                                     3,999,758
                                                               ----------------
Total Investments Purchased with Cash
Collateral from Securities Loaned
(Cost $111,813,063)                                                111,813,063

-------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE
(COST $1,871,150,095)                                105.2%      2,256,828,103
-------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF
OTHER ASSETS                                          (5.2)       (111,389,376)
                                               --------------------------------
NET ASSETS                                           100.0%    $ 2,145,438,727
                                               ================================

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Partial or fully-loaned security. See Note 7 of accompanying Notes.

2. Non-income producing security.

3. Illiquid security. The aggregate value of illiquid securities as of December 31, 2006 was $9,920, which represents less than 0.01% of the Fund's net assets. See Note 6 of accompanying Notes.

4. Rate shown is the 7-day yield as of December 31, 2006.

5. Represents ownership of an affiliated fund, at or during the period ended December 31, 2006. Transactions during the period in which the issuer was an affiliate are as follows:

                                                                       SHARES          GROSS          GROSS               SHARES
                                                            DECEMBER 31, 2005      ADDITIONS     REDUCTIONS    DECEMBER 31, 2006
--------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Institutional Money Market Fund, Cl. E, 5.25%*                 --    111,053,465     98,259,938           12,793,527

                                                                                                      VALUE             DIVIDEND
                                                                                                 SEE NOTE 1               INCOME
--------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Institutional Money Market Fund, Cl. E, 5.25%*                                      $12,793,527             $147,643

* The money market fund and the Fund are affiliated by having the same investment advisor.

6. The security/securities have been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 7 of accompanying Notes.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      14 | OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2006
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
Investments, at value--see accompanying statement of investments:
Unaffiliated companies (cost $1,858,356,568)                                                                       $ 2,244,034,576
Affiliated companies (cost $12,793,527)                                                                                 12,793,527
                                                                                                                   ----------------
                                                                                                                     2,256,828,103
-----------------------------------------------------------------------------------------------------------------------------------
Cash                                                                                                                        25,323
-----------------------------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                                                                        18,421,998
Shares of beneficial interest sold                                                                                       3,449,799
Interest and dividends                                                                                                   2,596,968
Other                                                                                                                       38,243
                                                                                                                   ----------------
Total assets                                                                                                         2,281,360,434

-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
-----------------------------------------------------------------------------------------------------------------------------------
Return of collateral for securities loaned                                                                             111,813,063
-----------------------------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                                                                   22,193,257
Shares of beneficial interest redeemed                                                                                   1,085,319
Distribution and service plan fees                                                                                         638,530
Shareholder communications                                                                                                 124,417
Trustees' compensation                                                                                                      26,947
Transfer and shareholder servicing agent fees                                                                                1,771
Other                                                                                                                       38,403
                                                                                                                   ----------------
Total liabilities                                                                                                      135,921,707

-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                                         $ 2,145,438,727
                                                                                                                   ================

-----------------------------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
Par value of shares of beneficial interest                                                                         $        86,942
-----------------------------------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                                           1,807,530,899
-----------------------------------------------------------------------------------------------------------------------------------
Accumulated net investment income                                                                                       20,132,146
-----------------------------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign currency transactions                                         (67,989,268)
-----------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of assets and liabilities denominated
in foreign currencies                                                                                                  385,678,008
                                                                                                                   ----------------
NET ASSETS                                                                                                         $ 2,145,438,727
                                                                                                                   ================

-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
-----------------------------------------------------------------------------------------------------------------------------------
Non-Service Shares:
Net asset value, redemption price per share and offering price per share
(based on net assets of $1,046,145,894 and 42,215,791 shares of beneficial interest outstanding)                   $         24.78
-----------------------------------------------------------------------------------------------------------------------------------
Service Shares:
Net asset value, redemption price per share and offering price per share
(based on net assets of $1,099,292,833 and 44,726,250 shares of beneficial interest outstanding)                   $         24.58

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      15 | OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2006
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
-----------------------------------------------------------------------------------------------------------------------------------
Dividends:
Unaffiliated companies                                                                                             $    33,648,211
Affiliated companies                                                                                                       147,643
-----------------------------------------------------------------------------------------------------------------------------------
Interest                                                                                                                   561,064
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio lending fees                                                                                                     302,053
                                                                                                                   ----------------
Total investment income                                                                                                 34,658,971

-----------------------------------------------------------------------------------------------------------------------------------
EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------
Management fees                                                                                                         12,021,246
-----------------------------------------------------------------------------------------------------------------------------------
Distribution and service plan fees -- Service shares                                                                     2,022,987
-----------------------------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Non-Service shares                                                                                                          10,218
Service shares                                                                                                              10,145
-----------------------------------------------------------------------------------------------------------------------------------
Shareholder communications:
Non-Service shares                                                                                                         130,293
Service shares                                                                                                             102,435
-----------------------------------------------------------------------------------------------------------------------------------
Trustees' compensation                                                                                                      28,190
-----------------------------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                                                 11,590
-----------------------------------------------------------------------------------------------------------------------------------
Administration service fees                                                                                                  1,500
-----------------------------------------------------------------------------------------------------------------------------------
Other                                                                                                                       83,541
                                                                                                                   ----------------
Total expenses                                                                                                          14,422,145
Less waivers and reimbursements of expenses                                                                                 (2,785)
                                                                                                                   ----------------
Net expenses                                                                                                            14,419,360

-----------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                                   20,239,611

-----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain on:
Investments                                                                                                            111,791,653
Foreign currency transactions                                                                                              413,398
                                                                                                                   ----------------
Net realized gain                                                                                                      112,205,051
-----------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments                                                                                                            135,505,529
Translation of assets and liabilities denominated in foreign currencies                                                   (379,413)
                                                                                                                   ----------------
Net change in unrealized appreciation                                                                                  135,126,116

-----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                               $   267,570,778
                                                                                                                   ================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      16 | OPPENHEIMER MAIN STREET FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31,                                                                                     2006              2005
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                            $    20,239,611   $    19,278,527
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain                                                                                    112,205,051        46,249,002
-----------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                                                135,126,116        29,278,464
                                                                                                 ----------------------------------
Net increase in net assets resulting from operations                                                 267,570,778        94,805,993

-----------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------------------------------------------
Dividends from net investment income:
Non-Service shares                                                                                   (12,723,204)      (16,043,833)
Service shares                                                                                        (6,609,246)       (4,680,411)
                                                                                                 ----------------------------------
                                                                                                     (19,332,450)      (20,724,244)

-----------------------------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares                                                                                  (210,884,469)     (165,951,406)
Service shares                                                                                       388,260,650       199,901,024
                                                                                                 ----------------------------------
                                                                                                     177,376,181        33,949,618

-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
Total increase                                                                                       425,614,509       108,031,367
-----------------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                                1,719,824,218     1,611,792,851
                                                                                                 ----------------------------------
End of period (including accumulated net investment income of $20,132,146
and $19,275,548, respectively)                                                                   $ 2,145,438,727   $ 1,719,824,218
                                                                                                 ==================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      17 | OPPENHEIMER MAIN STREET FUND/VA

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

NON-SERVICE SHARES  YEAR ENDED DECEMBER 31,                   2006             2005            2004             2003         2002
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $    21.79       $    20.84      $    19.20       $    15.32     $  18.99
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                          .27 1            .26 1           .27 1            .18          .16
Net realized and unrealized gain (loss)                       2.98              .97            1.53             3.86        (3.70)
                                                        ----------------------------------------------------------------------------
Total from investment operations                              3.25             1.23            1.80             4.04        (3.54)
------------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                          (.26)            (.28)           (.16)            (.16)        (.13)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $    24.78       $    21.79      $    20.84       $    19.20     $  15.32
                                                        ============================================================================

------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                           15.03%            5.98%           9.46%           26.72%      (18.80)%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                $1,046,146       $1,121,476      $1,238,948       $1,214,960     $890,740
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                       $1,054,522       $1,156,299      $1,216,081       $1,003,396     $999,275
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                         1.19%            1.26%           1.39%            1.10%        0.94%
Total expenses                                                0.66% 4,5        0.67% 6         0.67% 6          0.70% 6      0.69% 6
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                        100%              88%             82%              85%          98%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Voluntary waiver of affiliated funds management fees less than 0.01%.

5. Expenses including indirect expenses from affiliated fund were as follows:

     Year Ended December 31, 2006       0.66%

6. Reduction to custodian expenses less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      18 | OPPENHEIMER MAIN STREET FUND/VA

SERVICE SHARES  YEAR ENDED DECEMBER 31,                       2006             2005            2004             2003         2002
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $    21.63       $    20.70      $    19.10       $    15.26     $  18.95
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                          .22 1            .21 1           .25 1            .14          .13
Net realized and unrealized gain (loss)                       2.95              .96            1.49             3.85        (3.70)
                                                        ----------------------------------------------------------------------------
Total from investment operations                              3.17             1.17            1.74             3.99        (3.57)
------------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                          (.22)            (.24)           (.14)            (.15)        (.12)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $    24.58       $    21.63      $    20.70       $    19.10     $  15.26
                                                        ============================================================================

------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                           14.76%            5.74%           9.15%           26.44%      (18.99)%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                $1,099,293       $  598,348      $  372,845       $  166,717     $ 51,929
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                       $  810,181       $  462,272      $  262,660       $   98,210     $ 34,604
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                         0.95%            1.02%           1.30%            0.83%        0.87%
Total expenses                                                0.91% 4,5        0.91% 6         0.92% 6          0.96% 6      0.84% 6
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                        100%              88%             82%              85%          98%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Voluntary waiver of affiliated funds management fees less than 0.01%.

5. Expenses including indirect expenses from affiliated fund were as follows:

     Year Ended December 31, 2006       0.91%

6. Reduction to custodian expenses less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                      19 | OPPENHEIMER MAIN STREET FUND/VA

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Main Street Fund/VA (the Fund), is a separate series of Oppenheimer Variable Account Funds, an open end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's objective is to seek high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

      The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities listed or traded on National Stock Exchanges or other domestic exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ(R) are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued. Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Investments in open-end registered investment companies (including affiliated funds) are valued at that fund's net asset value. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Trustees.

      Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.


                      20 | OPPENHEIMER MAIN STREET FUND/VA

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
AFFILIATED FUNDS. The Fund is permitted to invest daily available cash balances in affiliated money market funds. Each day, the Fund invests the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") which seeks current income and stability of principal. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment advisor of IMMF. The Fund's investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                                              NET UNREALIZED
                                                                                APPRECIATION
                                                                            BASED ON COST OF
      UNDISTRIBUTED      UNDISTRIBUTED              ACCUMULATED         SECURITIES AND OTHER
      NET INVESTMENT         LONG-TERM                     LOSS     INVESTMENTS  FOR FEDERAL
      INCOME                      GAIN     CARRYFORWARD 1,2,3,4          INCOME TAX PURPOSES
      --------------------------------------------------------------------------------------
      $20,159,090                  $--              $51,200,524                 $368,889,262

1. As of December 31, 2006, the Fund had $51,195,980 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of December 31, 2006, details of the capital loss carryforwards were as follows:

                  EXPIRING
                  ------------------------
                  2010       $  24,626,627
                  2011          26,569,353
                             -------------
                  Total      $  51,195,980
                             =============

2. The Fund had $4,544 of post-October foreign currency losses which were deferred.

3. During the fiscal year ended December 31, 2006, the Fund utilized $112,599,269 of capital loss carryforward to offset capital gains realized in that fiscal year.

4. During the fiscal year ended December 31, 2005, the Fund utilized $44,990,386 of capital loss carryforward to offset capital gains realized in that fiscal year.


                      21 | OPPENHEIMER MAIN STREET FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for December 31, 2006. Net assets of the Fund were unaffected by the reclassifications.

                                                                      REDUCTION
                                             REDUCTION       TO ACCUMULATED NET
                                    TO ACCUMULATED NET            REALIZED LOSS
                                     INVESTMENT INCOME           ON INVESTMENTS
                                    -------------------------------------------
                                               $50,563                  $50,563

The tax character of distributions paid during the years ended December 31, 2006 and December 31, 2005 was as follows:

                                            YEAR ENDED               YEAR ENDED
                                     DECEMBER 31, 2006        DECEMBER 31, 2005
      -------------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                      $19,332,450              $20,724,244

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2006 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

                 Federal tax cost of securities          $1,887,938,841
                                                         ===============

                 Gross unrealized appreciation           $  376,147,948
                 Gross unrealized depreciation               (7,258,686)
                                                         ---------------
                 Net unrealized appreciation             $  368,889,262
                                                         ===============

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.


                      22 | OPPENHEIMER MAIN STREET FUND/VA

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                                   YEAR ENDED DECEMBER 31, 2006     YEAR ENDED DECEMBER 31, 2005
                                                       SHARES            AMOUNT         SHARES            AMOUNT
-----------------------------------------------------------------------------------------------------------------
NON-SERVICE SHARES
Sold                                                2,514,408    $   57,767,133      3,666,887     $  75,624,029
Dividends and/or distributions reinvested             570,547        12,723,204        783,008        16,043,833
Redeemed                                          (12,341,295)     (281,374,806)   (12,430,546)     (257,619,268)
                                                  ---------------------------------------------------------------
Net decrease                                       (9,256,340)   $ (210,884,469)    (7,980,651)    $(165,951,406)
                                                  ===============================================================

-----------------------------------------------------------------------------------------------------------------
SERVICE SHARES
Sold                                               19,602,827    $  446,509,884     10,831,089     $ 224,276,509
Dividends and/or distributions reinvested             298,058         6,604,957        229,657         4,680,411
Redeemed                                           (2,838,200)      (64,854,191)    (1,404,971)      (29,055,896)
                                                  ---------------------------------------------------------------
Net increase                                       17,062,685    $  388,260,650      9,655,775     $ 199,901,024
                                                  ===============================================================


                      23 | OPPENHEIMER MAIN STREET FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and money market funds, for the year ended December 31, 2006, were as follows:

                                       PURCHASES                    SALES
         ----------------------------------------------------------------
         Investment securities    $2,026,301,486           $1,853,000,827

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of average net assets as shown in the following table:

                  FEE SCHEDULE
                  --------------------------
                  Up to $200 million   0.75%
                  Next $200 million    0.72
                  Next $200 million    0.69
                  Next $200 million    0.66
                  Over $800 million    0.60

--------------------------------------------------------------------------------
ADMINISTRATION SERVICE FEES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended December 31, 2006, the Fund paid $20,408 to OFS for services to the Fund.

      Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $10,000 per class, for class level assets of $10 million or more. Each class is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FOR SERVICE SHARES. The Fund has adopted a Distribution and Service Plan for Service shares to pay OppenheimerFunds Distributor, Inc. (the Distributor), for distribution related services, personal service and account maintenance for the Fund's Service shares. Under the plan, payments are made periodically at an annual rate of up to 0.25% of the average annual net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. The impact of the service plan is to increase operating expenses of the Service shares, which results in lower performance compared to the Fund's shares that are not subject to a service fee. Fees incurred by the Fund under the plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.

      The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF. During the year ended December 31, 2006, the Manager waived $2,785 for IMMF management fees.

--------------------------------------------------------------------------------
5. FOREIGN CURRENCY CONTRACTS

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.


                      24 | OPPENHEIMER MAIN STREET FUND/VA

      The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.

      The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Contracts closed or settled with the same broker are recorded as net realized gains or losses. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

      As of December 31, 2006, the Fund had no outstanding foreign currency contracts.

--------------------------------------------------------------------------------
6. ILLIQUID SECURITIES

As of December 31, 2006, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with the applicable footnote on the Statement of Investments.

--------------------------------------------------------------------------------
7. SECURITIES LENDING

The Fund lends portfolio securities from time to time in order to earn additional income. In return, the Fund receives collateral in the form of securities, letters of credit or cash, against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business each day. If the Fund is undercollateralized at the close of business due to an increase in market value of securities on loan, additional collateral is requested from the borrowing counterparty and is delivered to the Fund on the next business day. Cash collateral may be invested in approved investments and the Fund bears the risk of any loss in value of these investments. The Fund retains a portion of the interest earned from the collateral. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower. As of December 31, 2006, the Fund had on loan securities valued at $108,981,501, which are included in the Statement of Assets and Liabilities as "Investments, at value" and, when applicable, as "Receivable for Investments sold." Collateral of $111,813,063 was received for the loans, all of which was received in cash and subsequently invested in approved investments or held as cash.

--------------------------------------------------------------------------------
8. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB Statement No. 109, ACCOUNTING FOR INCOME TAXES. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" that tax positions taken in the Fund's tax return will be ultimately sustained. A tax liability and expense must be recorded in respect of any tax position that, in Management's judgment, will not be fully realized. FIN 48 is effective for fiscal years beginning after December 15, 2006. As of December 31, 2006, the Manager has evaluated the implications of FIN 48 and does not currently anticipate a material impact to the Fund's financial statements. The Manager will continue to monitor the Fund's tax positions prospectively for potential future impacts.

      In September 2006, the FASB issued Statement of Financial Accounting Standards ("SFAS") No. 157, FAIR VALUE MEASUREMENTS. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years


                      25 | OPPENHEIMER MAIN STREET FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
8. RECENT ACCOUNTING PRONOUNCEMENTS Continued

beginning after November 15, 2007, and interim periods within those fiscal years. As of December 31, 2006, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

--------------------------------------------------------------------------------
9. LITIGATION

A consolidated amended complaint was filed as a putative class action against the Manager and the Transfer Agent and other defendants (including 51 of the Oppenheimer funds excluding the Fund) in the U.S. District Court for the Southern District of New York on January 10, 2005 and was amended on March 4, 2005. The complaint alleged, among other things, that the Manager charged excessive fees for distribution and other costs, and that by permitting and/or participating in those actions, the Directors/Trustees and the Officers of the funds breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law. The plaintiffs sought unspecified damages, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      In response to the defendants' motions to dismiss the suit, seven of the eight counts in the complaint, including the claims against certain of the Oppenheimer funds, as nominal defendants, and against certain present and former Directors, Trustees and Officers of the funds, and the Distributor, as defendants, were dismissed with prejudice, by court order dated March 10, 2006, and the remaining count against the Manager and the Transfer Agent was dismissed with prejudice by court order dated April 5, 2006. The plaintiffs filed an appeal of those dismissals on May 11, 2006.

      The Manager believes that the allegations contained in the complaint are without merit and that there are substantial grounds to sustain the district court's rulings. The Manager also believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to it, the funds, the Directors/Trustees or the Officers on the appeal of the decisions of the district court, and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.


                      26 | OPPENHEIMER MAIN STREET FUND/VA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
OPPENHEIMER MAIN STREET FUND/VA:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Main Street Fund/VA (the "Fund"), a series of Oppenheimer Variable Account Funds, including the statement of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP

Denver, Colorado
February 8, 2007


                      27 | OPPENHEIMER MAIN STREET FUND/VA

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2007, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2006. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      Dividends, if any, paid by the Fund during the fiscal year ended December 31, 2006 which are not designated as capital gain distributions should be multiplied by 100% to arrive at the amount eligible for the corporate dividend-received deduction.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                      28 | OPPENHEIMER MAIN STREET FUND/VA

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                      29 | OPPENHEIMER MAIN STREET FUND/VA

BOARD APPROVAL OF THE FUND'S INVESTMENT
ADVISORY AGREEMENT  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Each year, the Board of Trustees (the "Board"), including a majority of the independent Trustees, is required to determine whether to renew the Fund's investment advisory agreement (the "Agreement"). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information, that the Board requests for that purpose. In addition, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

      The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager's services, (ii) the investment performance of the Fund and the Manager,
(iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. Outlined below is a summary of the principal information considered by the Board as well as the Board's conclusions.

      The Board was aware that there are alternatives to retaining the Manager.

      NATURE, QUALITY AND EXTENT OF SERVICES. The Board considered information about the nature and extent of the services provided to the Fund and information regarding the Manager's key personnel who provide such services. The Manager's duties include providing the Fund with the services of the portfolio managers and the Manager's investment team, who provide research, analysis and other advisory services in regard to the Fund's investments; securities trading services; oversight of third party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund's investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund's operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund's shares. The Manager also provides the Fund with office space, facilities and equipment.

      The Board also considered the quality of the services provided and the quality of the Manager's resources that are available to the Fund. The Board took account of the fact that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager's administrative, accounting, legal and compliance services, and information the Board has received regarding the experience and professional qualifications of the Manager's key personnel and the size and functions of its staff providing investment management services to the Fund. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Nikolaos D. Monoyios and Dr. Marc Reinganum and the Manager's Disciplined Strategies Equity Investment team and analysts. Mr. Monoyios has been a portfolio manager of the Fund since May 1999 and Dr. Reinganum has been a portfolio manager of the Fund since September 2003. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. In light of the foregoing, the Board concluded that the Fund benefits from the services provided under the Agreement as a result of the Manager's experience, reputation, personnel, operations, and resources.


                      30 | OPPENHEIMER MAIN STREET FUND/VA

      INVESTMENT PERFORMANCE OF THE MANAGER AND THE FUND. During the year, the Manager provided information on the investment performance of the Fund and the Manager at each Board meeting, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund's historical performance to relevant market indices and to the performance of other large-cap core funds underlying variable insurance products. The Board noted that the Fund's one-year, three-year and five-year performance were better than its peer group median and that its ten-year performance was equal to its peer group median.

      COSTS OF SERVICES AND PROFITS REALIZED BY THE MANAGER. The Board considered information regarding the Manager's costs in serving as the Fund's investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager's profitability from its relationship with the Fund. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also evaluated the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other large-cap core funds underlying variable insurance products. The Board noted that the Fund's contractual management fees are lower than its peer group median although its actual management fees are slightly higher than its peer group median.

      ECONOMIES OF SCALE. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund, whether those economies of scale benefit the Fund's shareholders and the current level of Fund assets in relation to the Fund's management fee breakpoints, which are intended to share with shareholders economies of scale that may exist as the Fund grows.

      OTHER BENEFITS TO THE MANAGER. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager's affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide services to the Fund and that maintaining the financial viability of the Manager is important in order for the Manager to continue to provide significant services to the Fund and its shareholders.

      CONCLUSIONS. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees' counsel are both independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

      Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement for another year. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the factors together. The Board judged the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.


                      31 | OPPENHEIMER MAIN STREET FUND/VA

TRUSTEES AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH       PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS; OTHER TRUSTEESHIPS/DIRECTORSHIPS HELD;
THE FUNDS, LENGTH OF SERVICE,     NUMBER OF PORTFOLIOS IN THE FUNDS COMPLEX CURRENTLY OVERSEEN
AGE
INDEPENDENT TRUSTEES              THE ADDRESS OF EACH TRUSTEE IN THE CHART BELOW IS 6803 S. TUCSON WAY, CENTENNIAL,
                                  COLORADO 80112-3924. EACH TRUSTEE SERVES FOR AN INDEFINITE TERM, OR UNTIL HIS OR HER
                                  RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

WILLIAM L. ARMSTRONG,             President, Colorado Christian University (since 2006); Chairman of the following
Chairman of the Board of          private mortgage banking companies: Cherry Creek Mortgage Company (since 1991),
Trustees (since 2003),            Centennial State Mortgage Company (since 1994), and The El Paso Mortgage Company (since
Trustee (since 1999)              1993); Chairman of the following private companies: Ambassador Media Corporation (since
Age: 69                           1984) and Broadway Ventures (since 1984); Director of the following: Helmerich & Payne,
                                  Inc. (oil and gas drilling/production company) (since 1992), Campus Crusade for Christ
                                  (since 1991) and The Lynde and Harry Bradley Foundation, Inc. (non-profit organization)
                                  (since 2002); former Chairman of the following: Transland Financial Services, Inc.
                                  (private mortgage banking company) (1997-2003), Great Frontier Insurance (insurance agency) (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage)
                                  (1994-2000) and Frontier Title (title insurance agency) (1995-2000); former Director of the following: UNUMProvident (insurance company) (1991-2004), Storage Technology
                                  Corporation (computer equipment company) (1991-2003) and International Family
                                  Entertainment (television channel) (1992-1997); U.S. Senator (January 1979-January
                                  1991). Oversees 37 portfolios in the OppenheimerFunds complex.

ROBERT G. AVIS,                   Director and President of A.G. Edwards Capital, Inc. (General Partner of private equity
Trustee (since 1995)              funds) (until February 2001); Chairman, President and Chief Executive Officer of A.G.
Age: 75                           Edwards Capital, Inc. (until March 2000); Director of A.G. Edwards & Sons, Inc.
                                  (brokerage company) (until 2000) and A.G. Edwards Trust Company (investment adviser)
                                  (until 2000); Vice Chairman and Director of A.G. Edwards, Inc. (until March 1999); Vice
                                  Chairman of A.G. Edwards & Sons, Inc. (until March 1999); Chairman of A.G. Edwards
                                  Trust Company (until March 1999) and A.G.E. Asset Management (investment adviser)
                                  (until March 1999). Oversees 37 portfolios in the OppenheimerFunds complex.

GEORGE C. BOWEN,                  Assistant Secretary and Director of Centennial Asset Management Corporation (December
Trustee (since 1999)              1991-April 1999); President, Treasurer and Director of Centennial Capital Corporation
Age: 70                           (June 1989-April 1999); Chief Executive Officer and Director of MultiSource Services,
                                  Inc. (March 1996-April 1999); Mr. Bowen held several positions with the Manager and with subsidiary or affiliated companies of the Manager (September 1987-April 1999).
                                  Oversees 37 portfolios in the OppenheimerFunds complex.

EDWARD L. CAMERON,                Member of The Life Guard of Mount Vernon (George Washington historical site) (since
Trustee (since 1999)              June 2000); Director of Genetic ID, Inc. (biotech company) (March 2001-May 2002);
Age: 68                           Partner at PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group
                                  (accounting firm) (July 1994-June 1998). Oversees 37 portfolios in the OppenheimerFunds complex.

JON S. FOSSEL,                    Director of UNUMProvident (insurance company) (since June 2002); Director of
Trustee (since 1995)              Northwestern Energy Corp. (public utility corporation) (since November 2004); Director
Age: 65                           of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk
                                  Foundation (non-profit organization) (February 1998-February 2003 and since February
                                  2005); Chairman and Director (until October 1996) and President and Chief Executive
                                  Officer (until October 1995) of the Manager; President, Chief Executive Officer and
                                  Director of the following: Oppenheimer Acquisition Corp. ("OAC") (parent holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial
                                  Services, Inc. (until October 1995). Oversees 37 portfolios in the OppenheimerFunds complex.

SAM FREEDMAN,                     Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr.
Trustee (since 1996)              Freedman held several positions with the Manager and with subsidiary or affiliated
Age: 66                           companies of the Manager (until October 1994). Oversees 37 portfolios in the
                                  OppenheimerFunds complex.

BEVERLY L. HAMILTON,              Trustee of Monterey Institute for International Studies (educational organization)
Trustee (since 2002)              (since February 2000); Board Member of Middlebury College (educational organization)
Age: 60                           (since December 2005); Director of The California Endowment (philanthropic organization) (since April 2002); Director (February 2002-2005) and Chairman of
                                  Trustees (since 2006) of the Community Hospital of Monterey Peninsula; Director
                                  (October 1991-2005) and Vice Chairman (since 2006) of American Funds' Emerging Markets
                                  Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company
                                  (February 1991-April 2000); Member of the investment committees


                      32 | OPPENHEIMER MAIN STREET FUND/VA

BEVERLY L. HAMILTON,              of The Rockefeller Foundation (since 2001) and The University of Michigan (since 2000);
Continued                         Advisor at Credit Suisse First Boston's Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company)
                                  (April 1989-June 2004); Member of the investment committee of Hartford Hospital
                                  (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 37 portfolios in the OppenheimerFunds complex.

ROBERT J. MALONE,                 Director of Jones International University (educational organization) (since August
Trustee (since 2002)              2005); Chairman, Chief Executive Officer and Director of Steele Street State Bank
Age: 62                           (commercial banking) (since August 2003); Director of Colorado UpLIFT (charitable organization) (since 1986); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S.
                                  Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of
                                  Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones
                                  Knowledge, Inc. (2001-July 2004); and Director of U.S. Exploration, Inc. (oil and gas
                                  exploration) (1997-February 2004). Oversees 37 portfolios in the OppenheimerFunds complex.

F. WILLIAM MARSHALL, JR.,         Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds)
Trustee (since 2000)              (investment company) (since 1996) and MML Series Investment Fund (investment company)
Age: 64                           (since 1996); Trustee (since 1987) and Chairman (1994-2005) of the Investment Committee
                                  of the Worcester Polytech Institute (private university); President and Treasurer of the SIS Funds (private charitable fund) (since January 1999); Chairman of SIS & Family
                                  Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); and
                                  Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank)
                                  (January 1999-July 1999). Oversees 39 portfolios in the OppenheimerFunds complex.

-------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE                THE ADDRESS OF MR. MURPHY IS TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, 11TH
AND OFFICER                       FLOOR, NEW YORK, NEW YORK 10281-1008. MR. MURPHY SERVES AS A TRUSTEE FOR AN INDEFINITE
                                  TERM, OR UNTIL HIS RESIGNATION, RETIREMENT, DEATH OR REMOVAL AND AS AN OFFICER FOR AN
                                  INDEFINITE TERM, OR UNTIL HIS RESIGNATION, RETIREMENT, DEATH OR REMOVAL. MR. MURPHY IS
                                  AN INTERESTED TRUSTEE DUE TO HIS POSITIONS WITH OPPENHEIMERFUNDS, INC. AND ITS
                                  AFFILIATES.

JOHN V. MURPHY,                   Chairman, Chief Executive Officer and Director (since June 2001) and President (since
Trustee, President and            September 2000) of the Manager; President and director or trustee of other Oppenheimer
Principal Executive Officer       funds; President and Director of OAC and of Oppenheimer Partnership Holdings, Inc.
(since 2001)                      (holding company subsidiary of the Manager) (since July 2001); Director of
Age: 57                           OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (since November 2001);
                                  Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial
                                  Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001);
                                  President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc.,
                                  Centennial Asset Management Corporation, Trinity Investment Management Corporation and
                                  Tremont Capital Management, Inc. (since November 2001), HarbourView Asset Management
                                  Corporation and OFI Private Investments, Inc. (since July 2001); President (since
                                  November 2001) and Director (since July 2001) of Oppenheimer Real Asset Management,
                                  Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC's
                                  parent company) (since February 1997); Director of DLB Acquisition Corporation
                                  (holding company parent of Babson Capital Management LLC) (since June 1995); Member of the Investment Company Institute's Board of Governors (since October 3, 2003); Chief
                                  Operating Officer of the Manager (September 2000-June 2001); President and Trustee of
                                  MML Series Investment Fund and MassMutual Select Funds (open-end investment companies)
                                  (November 1999-November 2001); Director of C.M. Life Insurance Company (September
                                  1999-August 2000); President, Chief Executive Officer and Director of MML Bay State
                                  Life Insurance Company (September 1999-August 2000); Director of Emerald Isle Bancorp
                                  and Hibernia Savings Bank (wholly-owned subsidiary of Emerald Isle Bancorp) (June
                                  1989-June 1998). Oversees 96 portfolios in the OppenheimerFunds complex.

-------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS OF                 THE ADDRESSES OF THE OFFICERS IN THE CHART BELOW ARE AS FOLLOWS: FOR MESSRS. MONOYIOS,
THE FUND                          REINGANUM, ZACK, GILLESPIE AND MS. BLOOMBERG, TWO WORLD FINANCIAL CENTER, 225 LIBERTY
                                  STREET, NEW YORK, NEW YORK 10281-1008, FOR MESSRS. VANDEHEY, WIXTED, PETERSEN, SZILAGYI
                                  AND MS. IVES, 6803 S. TUCSON WAY, CENTENNIAL, COLORADO 80112-3924. EACH OFFICER SERVES
                                  FOR AN INDEFINITE TERM OR UNTIL HIS OR HER RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

NIKOLAOS D. MONOYIOS,             Senior Vice President of the Manager (since October 2003); a Certified Financial
Vice President and Portfolio      Analyst. Formerly Vice President of the Manager (April 1998-September 2003). An officer
Manager (since 1999)              of 6 portfolios in the OppenheimerFunds complex.
Age: 57


                      33 | OPPENHEIMER MAIN STREET FUND/VA

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

DR. MARC REINGANUM,               Vice President of the Manager (since September 2002); a Director of Quantitative
Vice President and Portfolio      Research and Portfolio Strategist for Equities; the Mary Jo Vaughn Rauscher Chair in
Manager (since 2003)              Financial Investments at Southern Methodist University since 1995. At Southern
Age: 53                           Methodist University he also served as the Director of the Finance Institute, Chairman of the Finance Department, President of the Faculty at the Cox School of Business and
                                  member of the Board of Trustee Investment Committee. An officer of 3 portfolios in the
                                  OppenheimerFunds complex.

MARK S. VANDEHEY,                 Senior Vice President and Chief Compliance Officer of the Manager (since March 2004);
Vice President and Chief          Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management
Compliance Officer                Corporation and Shareholder Services, Inc. (since June 1983); Vice President and
(since 2004)                      Director of Internal Audit of the Manager (1997-February 2004). An officer of 96
Age: 56                           portfolios in the OppenheimerFunds complex.

BRIAN W. WIXTED,                  Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of the
Treasurer and Principal           following: HarbourView Asset Management Corporation, Shareholder Financial Services,
Financial & Accounting            Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management Corporation, and
Officer                           Oppenheimer Partnership Holdings, Inc. (since March 1999), OFI Private Investments,
(since 1999)                      Inc. (since March 2000), OppenheimerFunds International Ltd. and OppenheimerFunds plc
Age: 47                           (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and
                                  OppenheimerFunds Legacy Program (since June 2003); Treasurer and Chief Financial
                                  Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May
                                  2000); Assistant Treasurer of the following: OAC (since March 1999), Centennial Asset
                                  Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program
                                  (April 2000-June 2003); Principal and Chief Operating Officer of Bankers Trust
                                  Company-Mutual Fund Services Division (March 1995-March 1999). An officer of 96 portfolios in the OppenheimerFunds complex.

BRIAN S. PETERSEN,                Assistant Vice President of the Manager (since August 2002); Manager/Financial Product
Assistant Treasurer               Accounting of the Manager (November 1998-July 2002). An officer of 96 portfolios in the
(since 2004)                      OppenheimerFunds complex.
Age: 36

BRIAN C. SZILAGYI,                Assistant Vice President of the Manager (since July 2004); Director of Financial
Assistant Treasurer               Reporting and Compliance of First Data Corporation (April 2003-July 2004); Manager of
(since 2005)                      Compliance of Berger Financial Group LLC (May 2001-March 2003); Director of Mutual Fund
Age: 36                           Operations at American Data Services, Inc. (September 2000-May 2001). An officer of 96 portfolios in the OppenheimerFunds complex.

ROBERT G. ZACK,                   Executive Vice President (since January 2004) and General Counsel (since March 2002) of
Vice President and Secretary      the Manager; General Counsel and Director of the Distributor (since December 2001);
(since 2001)                      General Counsel of Centennial Asset Management Corporation (since December 2001);
Age: 58                           Senior Vice President and General Counsel of HarbourView Asset Management Corporation
                                  (since December 2001); Secretary and General Counsel of OAC (since November 2001);
                                  Assistant Secretary (since September 1997) and Director (since November 2001) of
                                  OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and
                                  Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of
                                  Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President,
                                  General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder
                                  Services, Inc. (since December 2001); Senior Vice President, General Counsel and
                                  Director of OFI Private Investments, Inc. and OFI Trust Company (since November
                                  2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice
                                  President and General Counsel of OFI Institutional Asset Management, Inc. (since
                                  November 2001); Director of OppenheimerFunds (Asia) Limited (since December 2003);
                                  Senior Vice President (May 1985-December 2003), Acting General Counsel (November
                                  2001-February 2002) and Associate General Counsel (May 1981-October 2001) of the
                                  Manager; Assistant Secretary of the following: Shareholder Services, Inc. (May
                                  1985-November 2001), Shareholder Financial Services, Inc. (November 1989-November
                                  2001), and OppenheimerFunds International Ltd. (September 1997-November 2001). An
                                  officer of 96 portfolios in the OppenheimerFunds complex.

LISA I. BLOOMBERG,                Vice President and Associate Counsel of the Manager (since May 2004); First Vice
Assistant Secretary               President (April 2001-April 2004), Associate General Counsel (December 2000-April
(since 2004)                      2004), Corporate Vice President (May 1999-April 2001) and Assistant General Counsel
Age: 39                           (May 1999-December 2000) of UBS Financial Services Inc. (formerly, PaineWebber
                                  Incorporated). An officer of 96 portfolios in the OppenheimerFunds complex.


                      34 | OPPENHEIMER MAIN STREET FUND/VA

KATHLEEN T. IVES,                 Vice President (since June 1998) and Senior Counsel and Assistant Secretary (since
Assistant Secretary               October 2003) of the Manager; Vice President (since 1999) and Assistant Secretary
(since 2001)                      (since October 2003) of the Distributor; Assistant Secretary of Centennial Asset
Age: 41                           Management Corporation (since October 2003); Vice President and Assistant Secretary of
                                  Shareholder Services, Inc. (since 1999); Assistant Secretary of OppenheimerFunds Legacy
                                  Program and Shareholder Financial Services, Inc. (since December 2001); Assistant
                                  Counsel of the Manager (August 1994-October 2003). An officer of 96 portfolios in the
                                  OppenheimerFunds complex.

PHILLIP S. GILLESPIE,             Senior Vice President and Deputy General Counsel of the Manager (since September 2004);
Assistant Secretary               First Vice President (2000-September 2004), Director (2000-September 2004) and Vice
(since 2004)                      President (1998-2000) of Merrill Lynch Investment Management. An officer of 96
Age: 43                           portfolios in the OppenheimerFunds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND OFFICERS AND IS AVAILABLE WITHOUT CHARGE, UPON REQUEST, BY CALLING 1.800.981.2871.


                      35 | OPPENHEIMER MAIN STREET FUND/VA



ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Edward L. Cameron, the Chairman of the Board's Audit Committee, and George C. Bowen, a member of the Board's Audit Committee, are audit committee financial experts and that Messrs. Cameron and Bowen are "independent" for purposes of this Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)   Audit Fees

The principal accountant for the audit of the registrant's annual financial statements billed $230,000 in fiscal 2006 and $216,250 in fiscal 2005.

(b)   Audit-Related Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed $40,000 in fiscal 2006 and no such fees in fiscal 2005 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Review of management's assessment of the financial statements disclosure impacts of an IRS private letter ruling.

(c)   Tax Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(d)   All Other Fees

The principal accountant for the audit of the registrant's annual financial statements billed $12,075 in fiscal 2006 and $31,136 in fiscal 2005.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include:  Compliance reviews.

(e) (1) During its regularly scheduled periodic meetings, the registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

      The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

      Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

      (2) 100%

(f)   Not applicable as less than 50%.

(g) The principal accountant for the audit of the registrant's annual financial statements billed $52,075 in fiscal 2006 and $31,136 in fiscal 2005 to the registrant and the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)   No such services were rendered.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.


ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

THE FUND'S GOVERNANCE COMMITTEE PROVISIONS WITH RESPECT TO NOMINATIONS OF DIRECTORS/TRUSTEES TO THE RESPECTIVE BOARDS

1. The Fund's Governance Committee (the "Committee") will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds' investment manager and its affiliates in making the selection.

2. The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act of 1940; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3. The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

      o the name, address, and business, educational, and/or other pertinent background of the person being recommended;

      o a statement concerning whether the person is an "interested person" as defined in the Investment Company Act of 1940;

      o any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

      o the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.

      The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds' investment adviser) would be deemed an "interested person" under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

5. Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.


ITEM 11. CONTROLS AND PROCEDURES.

Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of December 31, 2006, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and
(b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant's internal controls over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

(a)   (1) Exhibit attached hereto.

      (2) Exhibits attached hereto.

      (3) Not applicable.

(b)   Exhibit attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Variable Account Funds

By: /s/ John V. Murphy
    ---------------------------
    John V. Murphy
    Principal Executive Officer

Date: February 8, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John V. Murphy
    -----------------------------
    John V. Murphy
    Principal Executive Officer

Date: February 8, 2007

By: /s/ Brian W. Wixted
    ---------------------------
    Brian W. Wixted
    Principal Financial Officer

Date: February 8, 2007